EXHIBIT 10.16

[THIS LEASE IS NOT TO BE RECORDED]

AMENDED AND RESTATED MASTER LEASE
AND SECURITY AGREEMENT
between
HCP – AM/Colorado, LLC, HCP – AM/Illinois, LLC, HCP – AM/Tennessee, LLC, HCP Brofin Properties, LLC, HCP Cy-Fair, LLC, HCP Eden2 A Pack, LLC, HCP Eden2 B Pack, LLC, HCP Emfin Properties, LLC, HCP EMOH, LLC, HCP Friendswood, LLC, HCP HB2 Sakonnet Bay Manor, LLC, HCP HB2 South Bay Manor, LLC, HCP Jacksonville, LLC, HCP MA2 Massachusetts LP, HCP MA3 California, LP, HCP MA3 Washington, LP, HCP Partners, LP, HCP Port Orange, LLC, HCP Senior Housing Properties Trust, HCP SH ELP1 Properties, LLC, HCP SH ELP2 Properties, LLC, HCP SH ELP3 Properties, LLC, HCP SH Mountain Laurel, LLC, HCP SH River Valley Landing, LLC, HCP SH Sellwood Landing, LLC, HCP Springtree, LLC, HCP St. Augustine, LLC, HCP Wekiwa Springs, LLC, HCP, Inc., HCPI Trust, Texas HCP Holding, L.P. and Westminster HCP, LLC,
as their interests may appear, as Lessor
and
ARC Carriage Club of Jacksonville, Inc., ARC Greenwood Village, Inc., ARC Holley Court, LLC, ARC Santa Catalina Inc., BLC Chancellor-Lodi LH, LLC, BLC Chancellor-Murrieta LH, LLC, Emeritus Corporation, Fort Austin Limited Partnership, HBP Leaseco, L.L.C., Homewood at Brookmont Terrace, LLC, LH Assisted Living, LLC, Park Place Investments, LLC, Senior Lifestyle Sakonnet Bay Limited Partnership, South Bay Manor, L.L.C., Summerville at Cy-Fair Associates, L.P., Summerville at Friendswood Associates, L.P., Summerville at Hillsborough, L.L.C., Summerville at Port Orange, Inc., Summerville at Prince William, Inc., Summerville at St. Augustine, LLC, Summerville at Stafford, L.L.C., Summerville at Voorhees, L.L.C., Summerville at Wekiwa Springs, LLC and Summerville at Westminster, Inc.,
collectively, and jointly and severally, as Lessee
Dated as of November 1, 2017

i

9.5	Capital Projects Funded by Lessee	49
9.6	Intentionally Omitted	51
9.7	Inspections; Due Diligence Fee	51
9.8	Capital Projects Funded by Lessor	52
9.9	Litchfield Hills 2017 Capital Refurbishment Project	55
ARTICLE X.		56
10.1	Construction of Alterations	56
10.2	Construction Requirements for all Alterations	57
ARTICLE XI.		61
11.1	Liens	61
ARTICLEXII.		61
12.1	Permitted Contests	61
ARTICLE XIII.		62
13.1	General Insurance Requirements	62
13.2	Waiver of Subrogation	65
13.3	General Provisions	65
13.4	Increase in Limits	66
13.5	Blanket Policies	66
ARTICLE XIV.		66
14.1	Insurance Proceeds	66
14.2	Insured Casualty	67
14.3	Uninsured Casualty	68
14.4	No Abatement of Rent	69
14.5	Waiver	69
ARTICLE XV.		69
15.1	Condemnation	69
ARTICLE XVI.		70
16.1	Events of Default	70
16.2	Certain Remedies	73
16.3	Damages	74
16.4	Receiver	75
16.5	Lessee’s Obligation to Purchase	75
16.6	Waiver	76
16.7	Application of Funds	76
16.8	Grant of Security Interest; Appointment of Collateral Agent	76
16.9	Leases and Residential Care Agreements	78
ARTICLE XVII.		79
17.1	Lessor’s Right to Cure Lessee’s Default	79

ARTICLE XVIII.		79
18.1	Purchase of the Leased Property	79
18.2	Rights of Lessee Prior to Closing	80
18.3	Lessor’s Election of 1031 Exchange; Lessee’s Regulatory Filings	80
ARTICLE XIX.		81
19.1	Extended Terms	81
ARTICLE XX.		82
20.1	Holding Over	82
ARTICLE XXI.		82
21.1	General REIT Provisions	82
21.2	REIT Agreements	83
ARTICLE XXII.		83
22.1	Risk of Loss	83
ARTICLE XXIII.		83
23.1	General Indemnification	83
ARTICLE XXIV.		84
24.1	Transfers	84
ARTICLE XXV.		95
25.1	Officer’s Certificates and Financial Statements	95
ARTICLE XXVI.		98
26.1	Lessor’s Right to Inspect and Show the Leased Property and Capital Additions	98
ARTICLE XXVII.		98
27.1	No Waiver	98
ARTICLE XXVIII.		98
28.1	Remedies Cumulative	98
ARTICLE XXIX.		99
29.1	Acceptance of Surrender	99
ARTICLE XXX.		99
30.1	No Merger	99
ARTICLE XXXI.		99
31.1	Conveyance by Lessor	99
31.2	New Lease	99
31.3	New Master Lease	100

ARTICLE XXXII.		101
32.1	Quiet Enjoyment	101
ARTICLE XXXIII.		101
33.1	Notices	101
ARTICLE XXXIV.		102
34.1	Appraiser	102
ARTICLE XXXV.		104
35.1	Removal Facilities	104
35.2	CA Removal Facilities	108
35.3	Brookdale Acquisition Properties	116
35.4	Cooperation for Future Removals	117
35.5	Oak Park Facility	117
ARTICLE XXXVI.		118
36.1	Lessor May Grant Liens	118
36.2	Attornment	119
36.3	Compliance with Facility Mortgage Documents; Superior Leases	119
36.4	Superior Leases	121
ARTICLE XXXVII.		122
37.1	Hazardous Substances and Mold	122
37.2	Notices	122
37.3	Remediation	123
37.4	Indemnity	123
37.5	Inspection	125
ARTICLE XXXVIII.		126
38.1	Memorandum of Lease	126
ARTICLE XXXIX.		126
39.1	Sale of Assets	126
ARTICLE XL.		126
40.1	Additional Representations and Warranties by Lessor	126
ARTICLE XLI.		128
41.1	Additional Representations and Warranties by Lessee	128
ARTICLE XLII.		129
42.1	Attorneys’ Fees	129
ARTICLE XLIII.		129
43.1	Brokers	129

ARTICLE XLIV.		129
44.1	Provisions Applicable upon a Change in Control Transaction	129
ARTICLE XLV.		136
45.1	Miscellaneous	136
ARTICLE XLVI.		147
46.1	Provisions Relating to Master Lease	147
46.2	Treatment of Lease	147
46.3	Tax Characterization	148
ARTICLE XLVII.		148
47.1	California State Law Provisions	148
47.2	Connecticut State Law Provisions	149
47.3	Colorado State Law Provisions	149
47.4	Florida State Law Provisions	149
47.5	Georgia State Law Provisions	150
47.6	Waiver of Kentucky Holdover Law	150
47.7	Massachusetts State Law Provisions	150
47.8	Minnesota State Law Provisions	150
47.9	Mississippi State Law Provision	151
47.1	Montana State Law Mold Disclosure	151
47.11	Nevada State Law Provisions	153
47.12	New Jersey State Law Provisions	154
47.13	New Mexico State Law Provisions	155
47.14	North Dakota State Law Provisions	157
47.15	Oregon State Law Provisions	157
47.16	Pennsylvania State Law Provisions	158
47.17	Texas State Law Provisions	158
47.18	Virginia State Law Provisions	159
47.19	Washington State Law Provisions	159
47.2	Wisconsin State Law Provisions	160
47.21	Local Law Provisions	160

Exhibit A-1	List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-2	List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-3	List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-4	List of Pool 4 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment

v

Exhibit A-5	List of Pool 5 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-6	List of Pool 6 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-7	List of Pool 7 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-8	List of Pool 8 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-9	List of Pool 9 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-10	List of Pool 10 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-11	List of Pool 11 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit A-12	List of Pool 12 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment
Exhibit B	Lessor’s Personal Property
Exhibit C	Form of Memorandum of Lease
Exhibit D	Form of Operations Transfer Agreement
Exhibit E	Form of Certificate and Indemnity Agreement
Exhibit F	Form of Cash Flow Lease
Exhibit G	Form of Management Agreement
Exhibit H	Example of Calculation of Lease Positive NPV
Exhibit I	Form of Letter of Credit
Schedule 1	State-Specific Impositions
Schedule 3.1.2	Additional Rent
Schedule 3.1.3	Rent Escalations for Pre-Adjusted Minimum Rent
Schedule 7.4.1	List of Competing Communities
Schedule 10.1	Pre-Existing Alteration Projects
Schedule 35.1	Removal Facilities
Schedule 35.1.1	Potential Early Termination Removal Facilities
Schedule 35.3	Brookdale Acquisition Properties
Schedule 35.5	Minimum Rent Escalations for the Oak Park Facility
Schedule 36.4	Superior Leases

AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT
THIS AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Lease”) is dated as of November 1, 2017, and is made by and between HCP – AM/Colorado, LLC, a Delaware limited liability company, HCP – AM/Illinois, LLC, a Delaware limited liability company, HCP – AM/Tennessee, LLC, a Delaware limited liability company, HCP Brofin Properties, LLC, a Delaware limited liability company, HCP Cy-Fair, LLC, a Delaware limited liability company, HCP Eden2 A Pack, LLC, a Delaware limited liability company, HCP Eden2 B Pack, LLC, a Delaware limited liability company, HCP Emfin Properties, LLC, a Delaware limited liability company, HCP EMOH, LLC, a Delaware limited liability company, HCP Friendswood, LLC, a Delaware limited liability company, HCP HB2 Sakonnet Bay Manor, LLC, a Delaware limited liability company, HCP HB2 South Bay Manor, LLC, a Delaware limited liability company, HCP Jacksonville, LLC, a Delaware limited liability company, HCP MA2 Massachusetts LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 Washington, LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP Port Orange, LLC, a Delaware limited liability company, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, HCP SH Sellwood Landing, LLC, a Delaware limited liability company, HCP Springtree, LLC, a Delaware limited liability company, HCP St. Augustine, LLC, a Delaware limited liability company, HCP Wekiwa Springs, LLC, a Delaware limited liability company, HCP, Inc., a Maryland corporation, HCPI Trust, a Maryland real estate investment trust, Texas HCP Holding, L.P., a Delaware limited partnership, and Westminster HCP, LLC, a Delaware limited liability company (as their interests may appear, “Lessor”), and ARC Carriage Club of Jacksonville, Inc., a Tennessee corporation, ARC Greenwood Village, Inc., a Tennessee corporation, ARC Holley Court, LLC, a Tennessee limited liability company, ARC Santa Catalina Inc., a Tennessee corporation, BLC Chancellor-Lodi LH, LLC, a Delaware limited liability company, BLC Chancellor-Murrieta LH, LLC, a Delaware limited liability company, Emeritus Corporation, a Washington corporation, Fort Austin Limited Partnership, a Texas limited partnership, HBP Leaseco, L.L.C., a Delaware limited liability company, Homewood at Brookmont Terrace, LLC, a Tennessee limited liability company, LH Assisted Living, LLC, a Delaware limited liability company, Park Place Investments, LLC, a Kentucky limited liability company, Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, South Bay Manor, L.L.C., a Delaware limited liability company, Summerville at Cy-Fair Associates, L.P., a Delaware limited partnership, Summerville at Friendswood Associates, L.P., a Delaware limited partnership, Summerville at Hillsborough, L.L.C., a New Jersey limited liability company, Summerville at Port Orange, Inc., a Delaware corporation, Summerville at Prince William, Inc., a Delaware corporation, Summerville at St. Augustine, LLC, a Delaware limited liability company, Summerville at Stafford, L.L.C., a New Jersey limited liability company, Summerville at Voorhees, L.L.C., a New Jersey limited liability company, Summerville at Wekiwa Springs, LLC, a Delaware limited liability company, and Summerville at Westminster, Inc., a Maryland corporation (collectively, and jointly and severally, “Lessee”).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE I.
1.1    Leased Property; Term. Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee leases from Lessor all of Lessor’s rights, title and interests in and to the following (collectively the “Leased Property”):
(a)    the tracts, pieces and parcels of property or properties more particularly described in and located at the addresses set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 and Exhibit A-12 attached hereto and all easements, rights and appurtenances relating thereto, in each case whether Lessor now holds or hereafter acquires an interest in the same (collectively, the “Land”);
(b)    all buildings, structures and other improvements of every kind now or hereafter located on the Land, including alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on‑site and off‑site to the extent Lessor has obtained any interest in the same), parking areas and roadways appurtenant to such buildings and structures and Capital Additions (as hereinafter defined) funded by Lessor (collectively, the “Improvements”);
(c)    all equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with and permanently affixed to or incorporated into the Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air‑cooling and air-conditioning systems, apparatus, sprinkler systems, fire and theft protection equipment, and built‑in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the “Fixtures” and together with the Improvements, the “Leased Improvements”); and
(d)    the machinery, equipment, furniture and other personal property described on Exhibit B attached hereto and made a part hereof, together with all replacements, modifications, alterations, and substitutions therefor (whether or not constituting an upgrade) (collectively, “Lessor’s Personal Property”).
SUBJECT, HOWEVER, to the Permitted Encumbrances (as defined herein) to have and to hold for the Term (as defined herein), unless this Lease is earlier terminated as hereinafter provided. In addition, Lessor reserves to itself, and the right to transfer, convey, lease or assign to any other Person, in whole or in part, all oil, gas, hydrocarbons, mineral and water rights in the Leased Property but without right of entry on the surface or within two hundred (200) feet thereof; provided, however, that (i) no such items shall be extracted in such manner (x) as may cause or contribute to a lessening of the support of the Land or the Leased Improvements, (y) that interferes in any material fashion with the continued use and operation during the Term of any Facility (as defined herein) for its Primary Intended Use (as defined herein), and (ii) Lessor and any Person to whom any such rights are assigned by Lessor shall deliver a commercially reasonable environmental indemnity agreement to and for the benefit of Lessee with respect to the activities of such Person on the Leased Property. Upon any change in

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

the Minimum Rent (as defined herein) in accordance with the provisions of Section 3.1 below or otherwise pursuant to this Lease, the parties shall similarly execute an amendment to this Lease confirming such matters. Notwithstanding the foregoing, the failure of Lessor to prepare and/or Lessee and Lessor to so execute and deliver any such amendment shall not affect the determination of the rights, obligations and/or benefits of Lessor or Lessee which would have been confirmed by any such amendment.
ARTICLE II.
2.1    Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable; (iii) all references in this Lease to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease; (iv) the word “including” shall have the same meaning as the phrase “including, without limitation,”; and (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:
1031 Exchange: As defined in Section 18.3.
2016 Master Agreement: That certain Master Transactions and Cooperation Agreement dated as of October 31, 2016 by and between HCP and Brookdale, as amended by that certain First Amendment to Master Transaction and Cooperation Agreement, dated as of the date hereof.
Accommodator: As defined in Section 18.3.
ACMs: As defined in Section 9.4.
Addendum: The Addendum attached to this Lease, which is incorporated herein by reference.
Additional Charges: As defined in Section 3.2.
Additional Rent: As defined in Section 3.1.2.
Adjusted EBITDA: Net income or loss before: (i) provision or benefit for income taxes; (ii) non-operating income or expense items; (iii) depreciation and amortization (including non-cash impairment charges); (iv) gain or loss on sale or acquisition of communities (including gain or loss on facility lease termination); (v) straight-line lease expense or income, net of amortization of above or below market rents; (vi) amortization of deferred gain; (vii) non-cash stock-based compensation expense; and (viii) change in future service obligation.
Affiliate: Any Person which, directly or indirectly (including through one or more intermediaries), controls or is controlled by or is under common control with any other Person, including any Subsidiary of a Person. For purposes of this definition, the definitions of

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

“Change in Control Transaction” and “Controlling Person” below, and Article XXIV below, the term “control” (including the correlative meanings of the terms “controls”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly (including through one or more intermediaries), of the power to direct or cause the direction of the management and policies of such Person, through the ownership or control of voting securities, partnership interests or other equity interests, by contract or otherwise. Without limiting the generality of the foregoing, when used with respect to any corporation, the term “Affiliate” shall also include (i) any Person which owns, directly or indirectly (including through one or more intermediaries), fifty percent (50%) or more of any class of voting security or equity interests of such corporation, (ii) any Subsidiary of such corporation and (iii) any Subsidiary of a Person described in clause (i).
Allocated Additional Rent: With respect to each Facility, the amount of Additional Rent, if any, allocated to such Facility as determined pursuant to Section 3.1.2; provided, however, that Lessor and Lessee acknowledge and agree that such allocation is solely for purposes of implementing the provisions of Sections 5.2 and 31.2 hereof and the determination of Transfer Consideration for purposes of Section 24.1.2. Except for such Sections, the Minimum Rent, Additional Rent and other Rent payable hereunder are payable for all of the Facilities as a single, integrated and indivisible economic unit, and the parties acknowledge that, but for such integration, the Minimum Rent, Additional Rent and other Rent payable under this Lease would have been computed on a different basis.
Allocated Initial Investment: With respect to each Facility, at any given time, the applicable amount set forth under the heading “Allocated Initial Investment” on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 and Exhibit A-12 attached hereto, as applicable.
Allocated Minimum Rent: With respect to each Facility, the amount of rent allocated to such Facility as determined by Section 3.1.1 and Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 and Exhibit A-12 attached hereto; provided, however, that Lessor and Lessee acknowledge and agree that such allocation is solely for purposes of implementing the provisions of Sections 3.1.4, 5.2, 15.1.2, 16.5 and 31.2.1 hereof and the determination of Transfer Consideration. Except for such Sections, the Minimum Rent and other Rent payable hereunder is payable for all the Facilities as a single, indivisible, integrated and unitary economic unit and that but for such integration, the Minimum Rent and other Rent payable under this Lease would have been computed on a different basis.
Alteration: Any alteration, or addition or improvement of or to any portion of the Leased Property, including any Capital Addition or Capital Project.
Ancillary Services: With respect to any Facility, any therapy or other ancillary services provided at or from such Facility, whether performed or provided by Lessee, any Affiliate of Lessee or any other Person, including any such services performed or provided by an independent service contract provider.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Ancillary Services Revenues: With respect to any Facility, all revenues received or receivable by: (i) Lessee; (ii) any Affiliate of Lessee; or (iii) any other Person to the extent of the aggregate of any equity or other interest in the revenue or net income of such other Person that is owned, held or otherwise receivable, whether directly or indirectly, by or for the benefit of Lessee or any Affiliate of Lessee, in each case for or by reason of any Ancillary Services provided at or from such Facility.
Annual Minimum Capital Project Amount: Subject to Section 44.1.4, (a) in the case of the first Lease Year, an amount for all of the Facilities (excluding the Removal Facilities and the CA Removal Facilities) in the aggregate such that the per-unit average for all of the Facilities is equal to the weighted average (based on unit counts) of (i) an amount for all of the Applicable Facilities such that the per-unit average for all of such Facilities is equal to [***] and (ii) an amount for all of the other Facilities (excluding the Removal Facilities and the CA Removal Facilities) such that the per-unit average for all of such Facilities is equal to [***], and (b) in the case of the second Lease Year and each Lease Year thereafter, (i) an amount for all of the Pool 1 Facilities, the Pool 4 Facilities, the Pool 5 Facilities, the Greenwood Facility and the Oak Park Facility (excluding any Removal Facilities) in the aggregate such that the per-unit average for such Facilities is equal to [***], (ii) an amount for all of the Pool 2 Facilities (excluding any Removal Facilities) in the aggregate such that the per-unit average for such Facilities is equal to [***], (iii) an amount for all of the Pool 3 Facilities (excluding any Removal Facilities) in the aggregate such that the per-unit average for such Facilities is equal to [***], and (iv) an amount for all of the Pool 6 Facilities, the Austin Facility, the Nashville Facility, the Pool 9 Facilities, the Pool 10 Facilities and the Pool 11 Facilities (excluding any Removal Facilities) in the aggregate such that the per-unit average for such Facilities is equal to [***], with the amounts in clauses (b)(i) through (b)(iv) increasing upon the expiration of each such Lease Year (commencing with the second Lease Year) by a percentage equal to the CPI Increase and (if the final Lease Year is not a full calendar year) with the amount for the final Lease Year being prorated based on the number of days in such final Lease Year. For purposes of clarity, in no event (except as otherwise determined pursuant to Section 44.1.4) shall the Annual Minimum Capital Project Amount (on a per-unit basis) for any Lease Year (other than (x) in the case of the second Lease Year and (y) in the case of a proration in accordance with the immediately preceding sentence, the final Lease Year) be less than the Annual Minimum Capital Project Amount (on a per-unit basis) in effect as of the expiration of the immediately prior Lease Year.
Annual Minimum Capital Project Amount Overage: (a) For the third Lease Year, an amount equal to the excess of (i) (x) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects in the second Lease Year and for which Lessor has received an Officer’s Certificate certifying that the applicable item of Capital Project has been completed and verifying the cost of such item of Capital Project and that such cost has actually been paid or incurred by Lessee (together with such additional evidence of the completion thereof and payment therefor as Lessor may reasonably request), less (y) the amounts disbursed by Lessor to Lessee from the Replacement Reserve on account of such Capital Projects in accordance with the terms of Section 9.5.1, over (ii) the Annual Minimum Capital Project Amount for the second Lease Year, and (b) for the fourth Lease Year and any Lease Year thereafter, an amount equal to the excess of (i) (x) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects in the immediately preceding two (2) Lease Years and for which Lessor has received an Officer’s Certificate certifying that the applicable item of Capital Project has been completed and

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

verifying the cost of such item of Capital Project and that such cost has actually been paid or incurred by Lessee (together with such additional evidence of the completion thereof and payment therefor as Lessor may reasonably request), less (y) the amounts disbursed by Lessor to Lessee from the Replacement Reserve on account of such Capital Projects in accordance with the terms of Section 9.5.1, over (ii) the Annual Minimum Capital Project Amount for the prior two (2) Lease Year period.
Applicable Facility: Each of the Pool 1 Facilities, the Pool 2 Facilities and the Pool 3 Facilities, but specifically excluding the Removal Facilities.
Appraiser: As defined in Article XXXIV.
ARC: American Retirement Corporation, a Tennessee corporation.
ARCPI: ARCPI Holdings, Inc., a Delaware corporation.
Architect: With respect to each Planned Capital Refurbishment Project for an Applicable Facility, the architect and/or engineer selected by Lessee in connection with the design and construction of such Planned Capital Refurbishment Project for such Applicable Facility and approved by Lessor, which approval shall not be unreasonably withheld, conditioned or delayed so long as such architect is licensed in the State in which such Applicable Facility is located and has experience with the type and scope of the project for which he/she is being retained.
Austin Facility: The assisted living, independent living and skilled nursing facility located in Austin, Texas commonly known as “Brookdale Westlake Hills”.
Award: All compensation or other sums paid or received on a total or partial Condemnation.
Bad Acts: As defined in Section 35.2.12.
Bankruptcy Code: The United States Bankruptcy Code (11 U.S.C. § 101 et seq.), and any successor statute or legislation thereto.
Base Gross Revenues: As defined on Schedule 3.1.2.
BLS: Bureau of Labor Statistics, U.S. Department of Labor.
Brookdale: Brookdale Senior Living Inc., a Delaware corporation, and its successors by reason of merger, consolidation, operation of law or otherwise, in each case as permitted hereunder.
Brookdale Acquisition Properties: As defined in Section 35.3.
Brookdale Acquisition Transaction: As defined in Section 35.3.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Los Angeles, California are authorized, or obligated, by law or executive order, to close.
CA Facility Owner: As defined in Section 35.2.1.
CA Lessee Indemnitees: As defined in Section 35.2.12.
CA Lessor Indemnitees: As defined in Section 35.2.12.
CA Modification Date: As defined in Section 35.2.1.
CA Modification Time: As defined in Section 35.2.1.
CA Operator: As defined in Section 35.2.1.
CA Original Modification Date: October 30, 2017.
CA Original Modification Time: 11:59:59 p.m. (Los Angeles time) on the CA Original Modification Date.
CA Removal Date: As defined in Section 35.2.1.
CA Removal Facility: Each of the Pool 12 Facilities set forth on Exhibit A-12 attached hereto, together with the Leased Property pertaining to such Facility.
CA Removal Facility Ancillary Services: As defined in Section 35.2.12.
CA Removal Facility Claims: As defined in Section 35.2.12.
CA Removal Facility Commencement Date: As defined in Section 35.2.1.
Capital Additions: With respect to any Facility, one or more new buildings, or one or more additional structures annexed to any portion of any of the Leased Improvements of such Facility, or the material expansion of existing Leased Improvements, which are constructed on any parcel or portion of the Land of such Facility during the Term including the construction of a new wing or new story, or the repair, replacement, restoration, remodeling or rebuilding of the existing Leased Improvements of such Facility or any portion thereof where the purpose and effect of such work is to provide a functionally new facility in order to provide services not previously offered in such Facility.
Capital Project: Repairs and replacements to the Leased Property, or any portion thereof, which are categorized under GAAP as a capital expense and not as an operating expense. For avoidance of doubt, “Capital Projects” shall be deemed to exclude repairs and replacements to the Leased Property of the Removal Facilities.
Capital Project Costs: All reasonable out-of-pocket cost incurred by Lessee in connection with a Capital Project.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Cash Available for Lease Payments: As defined in Schedule 35.5.
Change in Control Transaction: Any transaction(s) (including by way of stock sale, asset sale, merger or otherwise) resulting in any direct or indirect change in control of Brookdale, but excluding any change in control relating solely to a change in the composition of the board of directors thereof in the absence of any such transaction(s). For avoidance of doubt, any Permitted Transaction shall constitute a Change in Control Transaction.
Code: The Internal Revenue Code of 1986, as amended.
Collateral: As defined in Section 16.8.1.
Collateral Agent: As defined in Section 16.8.2.
Commencement Date: The date of this Lease.
Commercial Occupancy Arrangement: Any commercial (as opposed to resident or patient) Occupancy Arrangement.
Competing Community: Any assisted living facility/community, senior independent living facility/community, memory care facility/community or continuing care retirement community operating or under construction or development within a Restricted Area. In the event that any portion of any facility/community is located within a Restricted Area, the entire facility/community shall be deemed located within the Restricted Area.
Condemnation: The exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.
Condemnor: Any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.
Consolidated Net Worth: At any time, with respect to any Person and its consolidated Subsidiaries, on a consolidated basis determined in accordance with GAAP, the Shareholders’ Equity of such Person and Subsidiaries, minus the goodwill and other intangible assets of such Person and Subsidiaries.
Controlling Person: With respect to any entity, any (i) Person(s) which, directly or indirectly (including through one or more intermediaries), controls such entity, including any partners, shareholders, principals, members, trustees and/or beneficiaries of any such Person(s) to the extent the same control such entity, and (ii) Person(s) which controls, directly or indirectly (including through one or more intermediaries), any other Person that would constitute a Controlling Person pursuant to the foregoing clause (i).
Cost of Living Index: The Consumer Price Index for All Urban Consumers, U.S. City Average (1982-1984 = 100), published by the BLS, or such other renamed index. If the BLS changes the publication frequency of the Cost of Living Index so that a Cost of Living

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Index is not available to make a cost-of-living adjustment as specified herein, the cost-of-living adjustment shall be based on the percentage difference between the Cost of Living Index for the closest preceding month for which a Cost of Living Index is available and the Cost of Living Index for the comparison month as required by this Lease. If the BLS changes the base reference period for the Cost of Living Index from 1982-84 = 100, the cost-of-living adjustment shall be determined with the use of such conversion formula or table as may be published by the BLS. If the BLS otherwise substantially revises, or ceases publication of the Cost of Living Index, then a substitute index for determining cost-of-living adjustments, issued by the BLS or by a reliable governmental or other nonpartisan publication, shall be reasonably selected by Lessor.
County: With respect to each Facility, the County or Township in which the Leased Property of such Facility is located.
Coverage Ratio: As defined in Schedule 35.5.
CPI Cumulative Term Increase: As defined in Schedule 3.1.3.
CPI Increase: The percentage increase (rounded to two (2) decimal places), if any, in (i) the Cost of Living Index published for the month which is two (2) months prior to the commencement of the applicable Lease Year or Rent Year, as applicable, over (ii) the Cost of Living Index published for the month which is two (2) months prior to the commencement of the immediately prior Lease Year or Rent Year, as applicable.
Date of Taking: The date the Condemnor has the right to possession of the property being condemned.
Delay Risk Facility: Each Removal Facility that is indicated as a “Delay Risk” facility on Schedule 35.1 attached hereto.
Disposition Request: As defined in Section 7.4.2.
EBITDAR: For any period, the earnings from the Facilities for such period, before interest, taxes, depreciation, amortization, rents (including Minimum Rent and Additional Rent under this Lease) and any non-operating income for such period, each as determined on the basis of GAAP, minus a deemed management fee equal to five percent (5%) of the revenues used in calculating such earnings.
EBITDARM: With respect to any Facility for any period, the earnings from such Facility for such period, before interest, taxes, depreciation, amortization, rents (including Minimum Rent and Additional Rent under this Lease), non-operating income and management fees for such period, each as determined on the basis of GAAP.
Environmental Costs: As defined in Article XXXVII.
Environmental Laws: Any and all applicable federal, state, municipal and local laws, statutes, ordinances, rules, regulations, binding and enforceable guidance or policies, orders, decrees, judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or promulgated, pertaining to the environment, public health and

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safety and industrial hygiene, including the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, clean-up, transportation or regulation of any Hazardous Substance, including the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, and Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act.
Event of Default: As defined in Article XVI.
Existing Guaranties: As defined in Section 45.1.20.
Existing Leases: As defined in Section 45.1.20.
Extended Term: With respect to each Facility, each of (a) a term, if any, of the duration set forth with respect to such Facility on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 or Exhibit A-12, as applicable, under the heading “Lease Term – 1st Extension” and (b) a term, if any, of the duration set forth with respect to such Facility on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 or Exhibit A-12, as applicable, under the heading “Lease Term – 2nd Extension”, in each case for which Lessee renews this Lease with respect to such Facility in accordance with Section 19.1.
Facility(ies): Any one or more of the Pool 1 Facilities, the Pool 2 Facilities, the Pool 3 Facilities, Pool 4 Facilities, Pool 5 Facilities, Pool 6 Facilities, Pool 7 Facilities, Pool 8 Facilities, Pool 9 Facilities, Pool 10 Facilities, Pool 11 Facilities and/or Pool 12 Facilities (including all of them collectively), as the context requires.
Facility Mortgage: As defined in Section 13.1.12.
Facility Mortgagee: As defined in Section 13.1.12.
Facility Mortgage Documents: With respect to each Facility Mortgage and Facility Mortgagee, the applicable Facility Mortgage, loan or credit agreement, lease, note and collateral assignment instruments (including collateral assignments of this Lease) and other documents or instruments evidencing, securing or otherwise relating to the loan made, credit extended, or lease or other financing vehicle pursuant thereto that encumber Lessor’s interest in, or otherwise relate to or affect, this Lease or Lessee’s obligations hereunder.
Facility Mortgage Reserve Account: As defined in Section 36.3.2.
Facility Proprietary Marks: As defined in the definition of “Lessee’s Excluded Assets”.
Fair Market Rental: With respect to each Facility, determined in accordance with the appraisal procedures set forth in Article XXXIV and this definition: the fair market rental value of the Leased Property and all Capital Additions of such Facility, or applicable portion(s)

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thereof, assuming the same is exposed on the open market at the time of the appraisal and taking into account, among other relevant factors, the income generated by the Leased Property and all Capital Additions of such Facility, or applicable portion(s) thereof, but specifically excluding brokerage commissions and other Lessor payments that do not directly inure to the benefit of lessees.
Fair Market Value: With respect to each Facility, the fair market value of the Leased Property and all Capital Additions of such Facility, or applicable portion(s) thereof, determined in accordance with the appraisal procedures set forth in Article XXXIV and this definition. Fair Market Value shall be obtained by (i) assuming that the Leased Property and all Capital Additions of such Facility, or applicable portion(s) thereof, are unencumbered by this Lease and (ii) valuing the Leased Property and all Capital Additions of such Facility, or applicable portion(s) thereof, for their highest and best use. In determining Fair Market Value in connection with a sale or transfer of the Leased Property and all Capital Additions of a Facility pursuant to the terms of this Lease, the positive or negative effect on the value of the Leased Property and all Capital Additions or applicable portion(s) thereof attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance placed thereon by Lessor which will not be removed at or prior to the date of such sale or transfer shall be taken into account.
Fixtures: With respect to each Facility, the Fixtures (as defined in Article I) of such Facility.
Fountaingrove Facility: The assisted living, dementia care and skilled nursing facility located in Santa Rosa, California commonly known as “Brookdale Fountaingrove”.
GAAP: U.S. generally accepted accounting principles.
General Contractor: With respect to each Planned Capital Refurbishment Project for an Applicable Facility, the general contractor selected by Lessee in connection with the construction/performance of such Planned Capital Refurbishment Project for such Applicable Facility, which general contractor shall have all required State and local licenses and permits, be bondable and have sufficient experience with the size, type and scope of such Planned Capital Refurbishment Project for such Applicable Facility.
Governmental Authority: Any court, board, agency, administrative body, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence having jurisdiction and enforcing regulatory control over the Facilities or Lessee (including, without limitation, any of the foregoing having jurisdiction over the ownership, operation, use or occupancy of any Leased Property).
Greenwood Facility: The skilled nursing, assisted living, and dementia care facility located in Greenwood Village, Colorado commonly known as “Brookdale Greenwood Village”.
Gross Revenues: With respect to each Facility, all revenues received or receivable from or by reason of the operation of such Facility or any other use of the Leased

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Property of such Facility, Lessee’s Personal Property, Intangible Property (other than Lessee’s Excluded Assets), and all Capital Additions, including all revenues received or receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and all Capital Additions of such Facility; provided, however, that Gross Revenues shall not include: (i) bad debt in accordance with GAAP; (ii) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business; and (iii) federal, state or local excise taxes and any tax based upon or measured by such revenues, where any such federal, state or local excise tax is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately. Gross Revenues for each Lease Year of such Facility shall reflect all cost report settlement adjustments, whether positive or negative, received in or payable during such Lease Year in accordance with GAAP relating to health care accounting, regardless of the year to which such settlement amounts are applicable; provided, however, that to the extent settlement amounts are applicable to years, or portions thereof, prior to the Commencement Date, such settlement amounts shall not be included in Gross Revenues for the Lease Year of such Facility in which such settlement amounts are received or paid. Gross Revenues shall also include the Gross Revenues of any Occupant under a Commercial Occupancy Arrangement (i.e., the Gross Revenues generated from the operations conducted on or from such subleased, licensed or other used or occupied portion of the Leased Property and all Capital Additions of such Facility shall be included directly in the Gross Revenues); provided, however, that the rent received or receivable by Lessee from or under such Commercial Occupancy Arrangement shall be excluded from Gross Revenues for such purpose.
Guarantor: Brookdale and any other guarantor from time to time of Lessee’s obligations pursuant to this Lease pursuant to a Guaranty.
Guaranty: That certain Guaranty of Obligations dated as of the date hereof delivered by Brookdale to Lessor, and any future written guaranty of Lessee’s obligations hereunder when executed and delivered by a Guarantor pursuant to the terms of this Lease, including Article XXIV.
Handling: As defined in Article XXXVII.
Hazardous Substances: Collectively, any petroleum, petroleum product or byproduct or any dangerous, toxic or hazardous substance, material or waste regulated or listed pursuant to any Environmental Law, but excluding pharmaceuticals and other health care products to the extent such pharmaceuticals and products: (i) are related to the Primary Intended Use; (ii) would not be considered “waste” under any Environmental Law other than “solid waste”; and (iii) are used in the ordinary course of business consistent with the Primary Intended Use and in compliance with Health Care Requirements.
HBR: Horizon Bay Realty, L.L.C., a Delaware limited liability company.
HCP: HCP, Inc., a Maryland corporation, and its successors and assigns.

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Health Care Requirements: With respect to each Facility, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, standards, policies, judgments, decrees and injunctions or agreements, in each case regulating the establishment, construction, ownership, operation, use or occupancy of such Leased Property or any part thereof for its Primary Intended Use and all material permits, licenses and authorizations and regulations relating thereto, including all material rules, orders, regulations and decrees of and agreements with Governmental Authorities as pertaining to such Leased Property.
Impositions: Collectively, all taxes, including capital stock, franchise, gross margins and other state, municipal and local taxes; ad valorem, sales, use, single business, gross receipts, net worth, transaction privilege, rent or similar taxes; assessments including assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term; rents and other payments under Superior Leases; water, sewer and other utility levies and charges; excise tax levies; fees including license, permit, inspection, authorization and similar fees; and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character, in the case of each of the foregoing, of Lessor (and of HCP as a result of its investment in Lessor), in respect of the Leased Property (including with respect to any tax parcel of which all or any portion of the Leased Property comprises any portion thereof), any Capital Additions and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Lessee, which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) Lessor or Lessor’s interest in the Leased Property or any Capital Additions, (ii) the Leased Property, any Capital Additions or any parts thereof, or any rent therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Leased Property, any Capital Additions or the leasing or use of the Leased Property, any Capital Additions or any parts thereof; provided, however, that nothing contained in this Lease shall be construed to require Lessee to pay (a) any tax or similar fee that is calculated based on net income, whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person (including on HCP), (b) any transfer tax of Lessor or any other Person except Lessee and its successors, (c) any tax or fee imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property, any Capital Additions or the proceeds thereof, or (d) except as expressly provided elsewhere in this Lease, any principal or interest or taxes on any indebtedness on the Leased Property for which Lessor is the obligor, except to the extent that any tax, fee, assessment, tax levy or charge, of the type described in any of clauses (a), (b), (c) or (d) above is levied, assessed or imposed in lieu of or as or as a substitute for any tax, fee assessment, levy or charge which is otherwise included in this definition of an “Imposition”. Without limiting any of the foregoing, and for ease of administration, the attached Schedule 1 specifies the parties’ agreement with respect to certain Impositions for all states in which real property subject to this Lease is located. The attached Schedule 1 will remain in effect for the listed Impositions for the listed states so long as the taxes incurred by Lessor (and by HCP as a result of its investment in Lessor) under the listed states’ taxing regimes do not change due to a change in any listed state’s tax statutes or changes in any state’s interpretation of existing state tax statutes, as applied to the taxation of REITs or REIT subsidiaries, and thereafter, the parties agree to cooperate to reasonably reconsider the appropriate allocations of such taxes hereunder, but without any obligation on Lessor or Lessee to agree to any amendment to this Lease as a result thereof. The attached Schedule 1 is intended to clarify, where it may be

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uncertain, whether or not those taxes are income taxes. All other Impositions are applicable to all states covered under this Lease.
Improvements: As defined in Article I, or, with respect to any one or more specified Facility or Facilities, the Improvements (as defined in Article I) of such Facility or Facilities.
Increased Nashville Rental Amount: As defined in Schedule 3.1.3.
Incremental Gross Revenues: As defined in Schedule 3.1.2.
Indemnified Liabilities: As defined in Section 23.1.
Initial Appraisal Period: As defined in Section 34.1.
Initial Term: Collectively, the Pool 1 Fixed Term, the Pool 2 Fixed Term, the Pool 3 Fixed Term, the Pool 4 Fixed Term, the Pool 5 Fixed Term, the Pool 6 Fixed Term, the Pool 7 Fixed Term, the Pool 8 Fixed Term, the Pool 9 Fixed Term, the Pool 10 Fixed Term, the Pool 11 Fixed Term and the Pool 12 Fixed Term.
Insurance Premium Impound Account Trigger Event: Any failure by Lessee to pay insurance premiums as and when required by Section 4.1 more than two (2) times during any twenty-four (24) month period. Any Insurance Premium Impound Account Trigger Event shall continue for a period of twenty-four (24) months (provided that, if any additional failure to pay any such insurance premiums occurs in such twenty-four (24) month period, such period will restart upon the occurrence of such additional failure to pay such insurance premiums).
Insurance Requirements: The terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy and of any insurance board, association, organization or company necessary for the maintenance of any such policy.
Intangible Property: With respect to each Facility, all accounts, proceeds of accounts, rents, profits, income or revenues derived from the use of rooms or other space within the Leased Property of such Facility or the providing of services in or from the Leased Property and all Capital Additions of such Facility; documents, chattel paper, instruments, contract rights, deposit accounts, general intangibles, commercial tort claims, causes of action, investment property, letter of credit rights, letters of credit, money and securities entitlements, now owned or hereafter acquired by Lessee (including any right to any refund of any Impositions) arising from or in connection with Lessee’s operation or use of the Leased Property and all Capital Additions of such Facility; all licenses and permits now owned or hereinafter acquired by Lessee, which are necessary or desirable for Lessee’s use of the Leased Property and all Capital Additions of such Facility for its Primary Intended Use, including, if applicable, any certificate of need or similar certificate; the right to use any trade name or other name associated with such Facility; and any and all third-party provider agreements (including Medicare and Medicaid). Notwithstanding the foregoing to the contrary, in each instance in which “Intangible Property” is used in this Lease, to the extent that applicable Legal Requirements prohibit the use, assignment or other handling or treatment of any of the property, rights or other interests identified herein as “Intangible Property” in the manner described in or permitted or required by any such provision hereof, then

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such property, rights or other interests so restricted by applicable Legal Requirements shall be deemed not to be included as “Intangible Property” for the purposes of such provision.
Issuer: As defined in the definition of “Letter of Credit”.
Land: As defined in Article I, or, with respect to each Facility, the Land (as defined in Article I) relating to such Facility.
Lease: As defined in the preamble.
Lease Coverage Ratio: The ratio, calculated as of the last day of each calendar quarter and in the aggregate for all of the Facilities, of (i) EBITDAR for the trailing twelve (12) month period to (ii) the sum of Minimum Rent and Additional Rent payable for the trailing twelve (12) month period. Notwithstanding anything to the contrary herein, in the event this Lease is separated into one or more leases, pursuant to Article XXXI, Section 35.5 or otherwise, and regardless of whether the landlords thereunder are Affiliates of one another, and one or more New Leases is entered into, the Lease Coverage Ratio shall be calculated as of the last day of such calendar quarter and in the aggregate for all of the Facilities and the Separated Properties covered under this Lease and all such New Leases.
Lease Documents: Collectively, this Lease and any Guaranty.
Lease Positive NPV: As defined in Section 44.1.8.
Lease Rate: A rate initially equal to seven percent (7%). The Lease Rate shall increase upon the commencement of the fifth Lease Year and upon the commencement of each Lease Year thereafter by the greater of (a) [***] and (b) the CPI Increase, but not to exceed [***]. For avoidance of doubt, each increase shall be applied after giving effect to any and all prior increases.
Lease Year: Each calendar year during the Term, provided that the first Lease Year shall be the period commencing on the Commencement Date and ending on December 31 of the calendar year in which the Commencement Date occurs and the last Lease Year shall be the period commencing on January 1 of the calendar year in which this Lease expires or is terminated and ending on the effective date of such expiration or termination.
Leased Improvements: As defined in Article I, or, with respect to each Facility, the Leased Improvements (as defined in Article I) of such Facility.
Leased Property: As defined in Article I, or, with respect to each Facility, the Leased Property (as defined in Article I) of such Facility.
Leasehold FMV: With respect to each Facility, the fair market value of Lessee’s leasehold interest relating to such Facility if exposed on the open market taking into account, among other relevant factors, the income generated from the Leased Property and any Capital Additions for such Facility (utilizing Lessee’s actual net operating income generated by the Leased Property and all Capital Additions of the subject Facility for the trailing twelve (12)

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whole calendar months immediately preceding the effective date of the subject Transfer), determined by appraisal in accordance with the appraisal procedures set forth in Article XXXIV.
Legal Requirements: With respect to each Facility (a) all federal, state, county, municipal and other governmental statutes, laws (including all Health Care Requirements and Environmental Laws), rules, policies, guidance, codes, orders, regulations, ordinances, permits, licenses, covenants, conditions, restrictions, judgments, decrees and injunctions of any Governmental Authority, affecting the Leased Property, Lessee’s Personal Property, Intangible Property and all Capital Additions or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Leased Property, Lessee’s Personal Property and all Capital Additions, (ii) in any way adversely affect the use and enjoyment thereof, or (iii) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Substance, and (b) all covenants, agreements, restrictions, and encumbrances either now or hereafter of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee except as otherwise expressly permitted hereunder) affecting the Leased Property.
Lessee: As defined in the preamble.
Lessee Parties: Lessee, any Guarantor and any Subsidiary of Lessee or Guarantor.
Lessee’s Excluded Assets: (a) Any right, title or interest in the trademarks or tradenames with respect to the corporate name of Lessee or any of its affiliates (including, without limitation, “Emeritus”, “Brookdale”, “Brookdale Senior Living Inc.”, or any variation thereof), (b) any items, tangible or intangible, consisting of “Proprietary Information” (as defined below) relating to a Facility, and (c) any other assets that may be agreed upon between Lessee and a third-party Successor Operator in any operations transfer agreement contemplated hereunder (which other assets may include, if so agreed upon, Specified Assets). It is acknowledged and agreed that none of the right, title and interest in the trademarks, tradenames, symbols, logos, slogans, designs, insignia, emblems, devices, service marks and distinctive designs of buildings and signs, or combinations thereof, which are used to identify a Facility (including, without limitation, the name of such Facility), except for any trademark or tradename with respect to the corporate name of Lessee or any of its Affiliates included therein (collectively, the “Facility Proprietary Marks”), are included in Lessee’s Excluded Assets. Solely for purposes of this definition, “Proprietary Information” shall mean (i) all proprietary information or intellectual property of Lessee or any of its Affiliates, except for (x) the specific information and property that pertain exclusively to a Facility or those served at such Facility (including, without limitation, the Facility Proprietary Marks) and (y) the books and records which relate exclusively to such Facility, (ii) all computer software and accompanying documentation (including all future upgrades, enhancements, additions, substitutions and modifications thereof), other than that which is commercially available, which are used by Lessee or any of its Affiliates in connection with the property management system and all future electronic systems developed by Lessee or any of its Affiliates for use with respect to a Facility or Lessee and its Affiliates, (iii) all manuals, brochures and directives used by Lessee or any of its Affiliates with respect to the procedures and techniques to be used in operating a Facility, and

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(iv) employee records which must remain confidential either under applicable legal requirements or under reasonable corporate policies of Lessee and its Affiliates.
Lessee’s Personal Property: With respect to each Facility, all of Lessee’s right, title and interest in and to all computers, vehicles and consumables allocable or relating to such Facility, together with all replacements, modifications, alterations and substitutes therefor (whether or not constituting an upgrade) and any other Personal Property hereafter acquired by Lessee.
Lessor: As defined in the preamble.
Lessor’s Personal Property: As defined in Article I, or, with respect to each Facility, Lessor’s Personal Property (as defined in Article I) allocable or relating to such Facility.
Letter of Credit: An unconditional, clean, irrevocable letter of credit, which shall be issued by a money-center, solvent and nationally recognized bank (a bank which accepts deposits, maintains accounts and whose deposits are insured by the Federal Deposit Insurance Corporation) reasonably acceptable to Lessor (such issuing bank, the “Issuer”), which Issuer must have a rating from Standard and Poors Corporation of A- or better (or any equivalent rating thereto from any successor or substitute rating service selected by Lessor) and a letter of credit issuer rating from Moody's Investor Service of A3 or better (or any equivalent rating thereto from any successor rating agency thereto). Any Letter of Credit shall be substantially in the form of Exhibit I attached hereto or otherwise in a form reasonably acceptable to Lessor (taking into account market custom for the applicable money-center bank at the time of delivery of such Letter of Credit).
Litchfield Hills 2017 Work Letter: That certain Litchfield Hills 2017 Capital Refurbishment Project Work Letter dated as of July 21, 2017 by and between Lessor and Lessee.
Lodi Facility: The assisted living facility located in Lodi, California commonly known as “Brookdale Lodi”.
Maintenance Program: As defined in Section 9.4.
Master Agreement: That certain Master Transactions and Cooperation Agreement dated as of the date hereof, by and between HCP and Brookdale.
Master Sublease: With respect to any Facility, any Commercial Occupancy Arrangement with respect to more than ten percent (10%) of the square footage within such Facility in the aggregate to any Person and/or its Affiliates, directly or indirectly, or through one or more step transactions or tiered transactions (including subleases or sub-subleases).
Material Alteration: As defined in Section 10.1.
Minimum Rent: For each Lease Year, the sum of the then in effect Pool 1 Minimum Rent, Pool 2 Minimum Rent, Pool 3 Minimum Rent, Pool 4 Minimum Rent, Pool 5 Minimum Rent, Pool 6 Minimum Rent, Pool 7 Minimum Rent, Pool 8 Minimum Rent, Pool 9 Minimum Rent, Pool 10 Minimum Rent, Pool 11 Minimum Rent and Pool 12 Minimum Rent to

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the extent that this Lease remains in effect for any Facilities in each of such groups, respectively, during the subject Lease Year.
Minimum Purchase Price: With respect to each Facility at any given time, the sum of (i) the Allocated Initial Investment with respect to such Facility, plus (ii) any costs paid, funded or accrued by Lessor in connection with any capital projects (provided, that in no event shall Lessor have any obligation to provide or procure any financing for any such capital projects except as expressly provided in this Lease) with respect to such Facility.
Modification Date: As defined in Section 35.1.1.
Modification Time: As defined in Section 35.1.1.
Mold: Mold, mildew, fungus or similar organisms in concentrations or quantities that could reasonably be considered to pose a threat to human health or that are otherwise hazardous or toxic or regulated pursuant to Environmental Law or Mold Remediation Requirements.
Mold Condition: The presence or suspected presence of Mold or any condition(s) that reasonably can be expected to give rise to or indicate the presence of Mold, including observed or suspected instances of water damage or intrusion, the presence of wet or damp wood, cellular wallboard, floor coverings or other materials, inappropriate climate control, discoloration of walls, ceilings or floors, or any notice from a Governmental Authority regarding the indoor air quality due to the presence of Mold at the Leased Property.
Mold Inspector: An industrial hygienist certified by the American Board of Industrial Hygienists (“CIH”) or an otherwise qualified mold consultant selected by or otherwise reasonably acceptable to Lessor.
Mold Remediation Requirements: The relevant provisions of the document Mold Remediation in Schools and Commercial Buildings (EPA 402-K-01-001, March 2001), published by the U.S. Environmental Protection Agency, as may be amended or revised from time to time, or any other applicable Legal Requirements, or Environmental Law relating to Mold or Mold Conditions.
Murrieta Facility: The assisted living facility located in Murrieta, California commonly known as “Brookdale Murrieta”.
Nashville Facility: The assisted living and dementia care facility located in Nashville, Tennessee commonly known as “Brookdale Belle Meade”.
Net Debt: Total debt (including mortgage debt, convertible notes and other notes payable) and any outstanding balance on a line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt.
Net Debt to EBITDA Ratio: As of the last day of any calendar quarter, the ratio of (i) the aggregate Net Debt of the Guarantors as of such day to (ii) the aggregate Adjusted EBITDA of the Guarantors for such quarter after cash capital and financing lease payments,

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

calculated on a consistent basis and consistently with Brookdale’s calculation of such ratio for the calendar quarter immediately preceding the Commencement Date as set forth in its supplemental disclosure to the SEC for such quarter.
New Lease: As defined in Section 31.2.1.
New Lease Effective Date: As defined in Section 31.2.1.
New Master Lease: As defined in Section 31.3.
Non-Resident Ancillary Services Revenues: With respect to any Facility, all Ancillary Services Revenues of such Facility paid or payable by any Person who is not a resident or occupant of such Facility, including any such Person that is a resident or occupant of another facility (excluding the Facilities) leased or operated by Lessee or any Affiliate of Lessee.
Nonqualifying Income: As defined in Section 7.4.3.
Oak Park Facility: The independent living facility located in Oak Park, Illinois commonly known as “Brookdale Oak Park”.
Oak Park Lease: As defined in Section 35.5.1.
Occupancy Arrangement: Any sublease, license or other arrangement with a Person for the right to use, occupy or possess any portion of the Leased Property and/or any Capital Additions.
Occupant: Any Person having rights of use, occupancy or possession under an Occupancy Arrangement.
OFAC: As defined in Section 40.1(f).
OFAC Order: As defined in Section 40.1(f).
Officer’s Certificate: A certificate of Lessee signed by an officer authorized to so sign by its board of directors or by‑laws or by equivalent governing documents or managers.
OpCo: Each Affiliate of Lessor that intends to file applications with the California Department of Social Services to be licensed to operate the CA Removal Facilities.
Orders: As defined in Section 40.1(f).
Ordinary Minimum Rent Increase Amount: As defined in Section 3.1.3.
Other Lease: Each of (i) that certain Lease and Security Agreement dated March 26, 2013, between HCP SH River Road, LLC and Emeritus Corporation, and (ii) that certain Lease and Security Agreement dated March 26, 2013, between HCP SH Windfield Village, LLC and Emeritus Corporation, in each case as the same may have been amended, supplemented or otherwise modified.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Other Leased Property: As defined in Section 31.3.
Outside Disposition Date: As defined in Section 7.4.2.
Overdue Rate: On any date, a rate equal to two percent (2%) above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.
Payment Date: Any due date for the payment of the installments of Minimum Rent, Additional Rent or any other sums payable under this Lease.
PCA: As defined in Section 44.1.4.
Permitted Affiliate Transaction: As defined in Section 24.1.12.
Permitted Encumbrances: With respect to any Facility, easements, encumbrances, covenants, conditions and restrictions and other matters which affect the Leased Property which are of record or are created after the date hereof as permitted hereunder.
Permitted Transaction: As defined in Section 24.1.11.
Person: Any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.
Personal Property: With respect to each Facility, all machinery, furniture and equipment, including phone systems and computers, trade fixtures, inventory (including raw materials, work in process and finished goods), supplies and other tangible personal property used at the Leased Property and Capital Additions of such Facility for their Primary Intended Use, other than Fixtures.
Planned Capital Refurbishment Project: As defined in Section 9.8.1.
Planned Capital Refurbishment Project Cost(s): The cost of the Planned Capital Refurbishment Projects for a given Applicable Facility or for all Applicable Facilities collectively, as the context requires.
Planned Capital Refurbishment Project Lessor Funding Amount: Eight Million Eighty-Two Thousand Seven Hundred Forty and 67/100 Dollars ($8,082,740.67), which is inclusive of the amount set forth in Section 9.9.1 (which shall only be funded by Lessor, and used by Lessee, in accordance with Section 9.9).
Plans and Specifications: Reasonably detailed plans and specifications prepared by the Architect for the work to be performed in connection with a Planned Capital Refurbishment Project with respect to any Facility.
Pool(s): As the context requires, any one or more of the Facility groupings set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A- 7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 and Exhibit A-12 hereto, respectively as

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Pool 1, Pool 2, Pool 3, Pool 4, Pool 5, Pool 6, Pool 7, Pool 8, Pool 9, Pool 10, Pool 11 and Pool 12.
Pool 1 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-1 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 1 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on August 31, 2028.
Pool 1 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 1 Facilities.
Pool 2 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-2 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 2 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on August 31, 2029.
Pool 2 Minimum Rent: The sum of Allocated Minimum Rent for all Pool 2 Facilities.
Pool 3 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-3 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 3 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on August 31, 2030.
Pool 3 Minimum Rent: The sum of Allocated Minimum Rent for all Pool 3 Facilities.
Pool 4 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-4 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 4 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on September 30, 2026.
Pool 4 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 4 Facilities.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Pool 5 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-5 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 5 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on March 31, 2027.
Pool 5 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 5 Facilities.
Pool 6 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-6 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 6 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on September 30, 2023.
Pool 6 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 6 Facilities.
Pool 7 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-7 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 7 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on (i) March 31, 2027 with respect to the Greenwood Facility and (ii) September 30, 2023 with respect to the Austin Facility.
Pool 7 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 7 Facilities.
Pool 8 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-8 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 8 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on (i) October 31, 2022 with respect to the Nashville Facility and (ii) February 28, 2027 with respect to the Oak Park Facility.
Pool 8 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 8 Facilities.
Pool 9 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

context requires, as more particularly described on Exhibit A-9 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 9 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on March 31, 2021.
Pool 9 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 9 Facilities.
Pool 10 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-10 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 10 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on August 31, 2021.
Pool 10 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 10 Facilities.
Pool 11 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-11 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 11 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on September 30, 2024.
Pool 11 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 11 Facilities.
Pool 12 Facility(ies): Any one or more of the facilities being (and to be) operated or proposed to be operated on the Leased Property (including all of them collectively), as the context requires, as more particularly described on Exhibit A-12 attached hereto and incorporated herein by this reference, together with any Capital Additions thereto.
Pool 12 Fixed Term: The period of time commencing on the Commencement Date and ending at 11:59 p.m. Los Angeles time on November 30, 2017.
Pool 12 Minimum Rent: The sum of the Allocated Minimum Rent for all Pool 12 Facilities.
Portfolio Acquisition: As defined in Section 7.4.2.
Pre-Adjusted Allocated Minimum Rent: As defined in Section 3.1.1.
Pre-Adjusted Minimum Rent: As defined in Section 3.1.1.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Pre-Existing Projects: As defined in Section 10.1.
Primary Intended Use: With respect to each Facility, the licensed use(s) set forth under the heading “Primary Intended Use” on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 and Exhibit A-12 attached hereto and incorporated herein by this reference with respect to such Facility, such other uses necessary or incidental to such use and any change to such Primary Intended Use approved by Lessor in accordance with Section 7.2.2 hereof.
Prime Rate: On any date, a rate equal to the annual rate on such date announced by Bank of America, N.A. to be its prime, base or reference rate for ninety (90) day unsecured loans to its corporate borrowers of the highest credit standing but in no event greater than the maximum rate then permitted under applicable law. If Bank of America, N.A. discontinues its use of such prime, base or reference rate or ceases to exist, Lessor shall designate the prime, base or reference rate of another state or federally chartered bank based in Los Angeles or New York to be used for the purpose of calculating the Prime Rate hereunder.
Project Budget: With respect to a Planned Capital Refurbishment Project at any Applicable Facility, a reasonably detailed final budget, which budget shall also provide a reasonably detailed cost breakdown of all Planned Capital Refurbishment Project Costs with respect thereto.
Projected Adjusted EBITDAR: As defined in Section 44.1.8.
Projected Rent: As defined in Section 44.1.8.
Property Expenses: As defined in Schedule 35.5.
Proprietary Information: (a) All computer software and accompanying documentation (including all upgrades, enhancements, additions, substitutions and modifications thereof), other than that which is commercially available, which are used by Lessee or any of its Affiliates in connection with Lessee’s property management system for the Facilities, (b) all policies, manuals, brochures and directives used by Lessee or any of its Affiliates with respect to the procedures and techniques to be used in operating the Facilities, (c) Lessee’s employee records which must remain confidential (as confirmed by Lessee to Lessor in writing) either under applicable Legal Requirements or under reasonable corporate policies of Lessee and its Affiliates and employee manuals and handbooks, (d) terms of any national contracts of Lessee or any of its Affiliates in connection with Lessee’s property management of the Facilities, (e) materials related to memory care, “Optimum Life” or offerings from Brookdale Health Services, “Nurse On Call” or any replacement service offerings thereof, (f) lead data, prospective customer names, non-public advertising and marketing materials, competitive analyses, referral source lists, and (g) with respect to any Facility, unless a notice of termination of this Lease with respect to such Facility or all of the Facilities shall have been delivered, the names of the residents of such Facility.
Purchase Obligation Exercise: As defined in Section 18.2.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Put Event: With respect to any Applicable Facility an Event of Default hereunder arising pursuant to any of Sections 16.1(b) through 16.1(e), 16.1(f) (arising out of (i) a breach or default by Lessee during the Term of any of its obligations or covenants pursuant to any of Sections 7.2.1, 7.2.2, 7.2.3, 7.2.5, 7.4, 37.1 or 37.2 or (ii) any other failure of Lessee to obtain and maintain all material licenses, permits and other authorizations to use and operate such Applicable Facility for its Primary Intended Use in accordance with all Legal Requirements), 16.1(k) relating to such Applicable Facility, 16.1(l) (arising out of a breach of any material representation or warranty of Lessee or any Guarantor in any such document relating to such Applicable Facility), 16.1(m) relating to such Applicable Facility and/or 16.1(o) relating to such Applicable Facility. Notwithstanding that Lessor and Lessee have specifically defined a “Put Event” for the limited purpose of setting forth the circumstances under which Lessor shall be entitled to the remedy set forth in Section 16.5, in no event shall this definition derogate the materiality of any other Event of Default (including any Event of Default which does not constitute a Put Event) or otherwise limit Lessor’s rights and remedies upon the occurrence of any such Event of Default, including those rights and remedies set forth in Sections 16.2, 16.3, 16.4 and/or 16.9. For the avoidance of doubt, a Put Event is not applicable to any Facilities other than the Applicable Facilities.
Quarter: As defined in Schedule 3.1.2.
Real Estate Tax Impound Account Trigger Event: A failure by Lessee to pay Impositions as and when required by Section 4.1 relating to real estate taxes more than two (2) times during any twenty-four (24) month period. Any Real Estate Tax Impound Account Trigger Event shall continue for a period of twenty-four (24) months (provided that, if any additional failure to pay any such Impositions occurs in such twenty-four (24) month period, such period will restart upon the occurrence of such additional failure to pay such Impositions).
REIT: A “real estate investment trust” within the meaning of Sections 856 through 860 of the Code.
REIT Requirements: As defined in Section 7.4.3.
Removal Date: As defined in Section 35.1.1.
Removal Facility: Each of the Facilities set forth on Schedule 35.1 attached hereto, together with the Leased Property pertaining to such Facility.
Removal Facility Operator: Each Person comprising Lessee that operates a Removal Facility pursuant to this Lease.
Removal Facility Owner: Each Person comprising Lessor that owns the Leased Property of a Removal Facility.
Removed Facilities Replacement Lease: That certain Lease Agreement dated as of the date hereof, between Affiliates of Lessor and Affiliates of Lessee.
Renewal Option Period: As defined in Section 19.1.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Rent: Collectively, the Minimum Rent, Additional Rent, Additional Charges and all other amounts payable under this Lease.
Rent Year: (i) For Pools 1, 2 and 3, a Lease Year, (ii) for Pool 4, the first Rent Year shall be the period commencing on the Commencement Date and ending on October 31, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, (iii) for Pool 5, the first Rent Year shall be the period commencing on the Commencement Date and ending on March 31, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, (iv) for Pool 6, the first Rent Year shall be the period commencing on the Commencement Date and ending on September 30, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, (v) for the Austin Facility, the first Rent Year shall be the period commencing on the Commencement Date and ending on September 30, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, (vi) for the Greenwood Facility, the first Rent Year shall be the period commencing on the Commencement Date and ending on March 31, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, (vii) for the Oak Park Facility, the first Rent Year shall be the period commencing on the Commencement Date and ending on February 28, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, and (viii) for the Nashville Facility, the first Rent Year shall be the period commencing on the Commencement Date and ending on October 31, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, (ix) for Pool 9, the first Rent Year shall be the period commencing on the Commencement Date and ending on March 31, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, (x) for Pool 10, the first Rent Year shall be the period commencing on the Commencement Date and ending on August 31, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year, and (xi) for Pool 11, the first Rent Year shall be the period commencing on the Commencement Date and ending on September 30, 2018, and each subsequent Rent Year shall be the period of twelve (12) full calendar months after the last day of the prior Rent Year; provided, however, that in each case, the last Rent Year may be a period of less than twelve (12) full calendar months and shall end on the last day of the applicable Term.
Replacement Lease Arrangement: As defined in Section 35.2.1
Replacement Reserve: As defined in Section 9.5.1.
Request for Reimbursement: With respect to each Planned Capital Refurbishment Project for an Applicable Facility, certificates of Lessee and, to the extent applicable, the Architect, in each case on the appropriate AIA form, including form G702 together with attached AIA form G703 (or equivalent, which AIA form G703 or equivalent shall be modified to include columns for the original estimate of scheduled values for each line item, changes to the scheduled values for each line item and a revised scheduled value for each line item after any such change) and/or such other form(s) as Lessor may hereafter reasonably request which shall: (i) set forth the Persons to whom money was owed, and the amounts owed and paid to each, in

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

connection with such Planned Capital Refurbishment Project; (ii) certify among other things that such amounts represent payments due for services actually rendered or materials actually acquired or furnished in connection with the construction/performance of such Planned Capital Refurbishment Project; (iii) state that all Planned Capital Refurbishment Project Costs for such Planned Capital Refurbishment Project have been paid in full and that the Planned Capital Refurbishment Project has been completed in accordance with Section 9.8.4; (iv) be accompanied by copies of billing statements, fee schedules, documentation supporting all costs, copies of all subcontracts not previously submitted and vouchers or invoices from the Persons named therein, in form reasonably satisfactory to Lessor; and (v) be accompanied by appropriate final and unconditional waivers of all lien rights with respect to such Planned Capital Refurbishment Project (to the extent not previously received by Lessor) executed by the General Contractor (if any) and all contractors, subcontractors, mechanics, materialmen and other Persons with such lien rights and whose charges are greater than Fifty Thousand Dollars ($50,000); provided, however, that a Request for Reimbursement with respect to a Planned Capital Refurbishment Project shall in no event require any certification from an Architect if an Architect has not been engaged by or on behalf of Lessee or any of its Affiliates in connection therewith.
Required Governmental Approvals: With respect to each Facility, all licenses, permits, accreditations, authorizations and certifications from any Governmental Authority which are material to or required for (i) the operation of such Facility and any Capital Addition thereto for its Primary Intended Use in accordance with all applicable, material Legal Requirements, including, without limitation, material state facility licenses, certificates of need, permits, provider agreements and accreditations or certifications from Medicare and/or Medicaid, and (ii) for any other use conducted on the Leased Property of such Facility and any Capital Additions thereto as may be permitted from time to time hereunder in accordance with all applicable, material Legal Requirements.
Required Maintenance Project: As defined in Section 44.1.4.
Restricted Area: Any area lying within a [***] mile radius measured outward from the outside boundaries of the Land on which any Facility is located. All distances shall be measured on a straight-line (rather than on a driving-distance) basis.
Restructured Manager: As defined in Section 24.1.11.
Restructuring Transaction: Brookdale and/or any Affiliates of Brookdale (a) leasing owned facilities and subleasing leased facilities to an Affiliate of Brookdale, (b) transferring management of owned and leased facilities to any third party (whether or not an Affiliate of Brookdale), whether by entering into management agreements or by the distribution, sale, or other assignment of management entities or management agreements and/or other transfers or dispositions, (c) causing the owned facilities or the leasehold interests in the leased facilities, and/or the management related thereto, to be owned directly or indirectly by any joint venture in which Brookdale or any Affiliate of Brookdale is a direct or indirect member and/or (d) otherwise restructuring the ownership or management of any one or more facilities or taking any other actions reasonably necessary or appropriate to permit Brookdale, any Affiliate of Brookdale, or any joint venture partner of Brookdale or such Affiliate to qualify for taxation as a

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

REIT; provided, however, that none of the foregoing shall involve (i) the direct assignment  of any interest in this Lease or a direct transfer of the Leased Property other than an assignment of this Lease and/or transfer of the Leased Property to an Affiliate of Brookdale (it being understood that subleases of the Leased Property are not deemed to be an assignment of an interest in this Lease for purposes of this clause (i)) or (ii) a transfer of any of Lessee’s Personal Property, Intangible Property or other property in which Lessor is granted a security interest in accordance with the provisions of this Lease (except transfers (x) to an Affiliate of Brookdale, or (y) pursuant to a sublease to a subtenant, or (with respect to management related personalty) pursuant to an agreement with a manager who grants a security interest solely in respect of any such transferred property and, in the case of the subtenant and the manager, agrees at the end of the Term to turn such transferred property over to Lessor in a manner consistent with that in which Lessee would have been obligated to do so pursuant to Sections 6.3 and 45.1.4).
SEC: Securities and Exchange Commission.
Security Deposit: As defined in Section 44.1.7.
Separated Property: As defined in Section 31.2.
Separation Event:
(i)    The sale, conveyance or other transfer by Lessor of all or any portion of its interest in the Leased Property of one (1) or more Facilities;
(ii)    The sale, conveyance or other transfer of all or any portion of the stock, partnership, membership or other equity interests in Lessor;
(iii)    Any financing by Lessor or any Affiliate of Lessor of all or any portion of its interests in the Leased Property of one (1) or more Facilities, including through a Facility Mortgage, the pledge of the stock, partnership, membership or other equity interests in Lessor or other means; or
(iv)    The succession by any lender to Lessor or any Affiliate, whether directly or indirectly, to the interests of Lessor under this Lease, including through foreclosure or deed or other conveyance in lieu of foreclosure or in satisfaction of debt.
Shareholders’ Equity: With respect to any Person, the shareholders’, members’ or partners,’ beneficiaries’ or other equity of such Person, determined on a consolidated basis in accordance with GAAP.
Special Damages: Lost profits, loss of business, loss of business opportunity, diminution in value, consequential, incidental, punitive, exemplary, statutory, special and indirect damages.
Special Rent Credit: As defined in Section 3.1.4.
Specified Assets: With respect to a Facility: (i) all of Lessee’s bank accounts, demand deposit accounts, insurance policies, cash (including petty cash), general intangibles,

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

utility deposits, accounts receivable, credits against accounts payable, cash equivalents and securities, and all actions, suits, claims, rights and choses in action, and promissory notes; (ii) rights to payments, reimbursements or refunds from the United States of America, any state, any insurer, municipality, public utility or other agency, individual or entity, including, without limitation, real estate and personal property tax refunds, payments, rate adjustments, reimbursements and deposits with respect to the Facility which relate to the period prior to the sale or transition of such Facility to a Successor Operator; (iii) Lessee’s organizational documents, minute books and other books and records relating to Lessee as an entity; (iv) any assets that are not used or held for use exclusively with respect to the Facility, and any personal property in which Lessee has no interest, including all personal property owned by (A) the supplier, lessor, vendor, licensor or other party under any contracts, (B) any individuals employed at the Facility, (C) any residents, guests, licensees or invitees of the Facility, or (D) the counterparty to any lease; (v) all employee records (other than copies of physicals, CPR training results, tuberculosis tests, and training records, which will be given to the Successor Operator pursuant to an operations transfer agreement), employee secondment agreements, employee agreements, employee manuals, employee training materials and video tapes, policies, procedures and materials related thereto with respect to the operation of the Facility; (vi) all healthcare manuals, policies, procedures and materials related thereto with respect to the Facility; (vii) all IT manuals, training materials and video tapes, policies, procedures and materials related thereto with respect to the operation of the Facility, check scanners, time clocks, TELS devices, iPads and Apple TV devices purchased by Lessee or its Affiliates as part of the resident program initiative, Chromebooks purchased by Lessee for the LMS system initiative, the InTouch (It’s Never 2 Late) systems, any leased or licensed computers, computer software, computer disks and related items, routers, firewalls, managed switches, wireless access points and other leased information technology equipment and software leased to Lessee or its Affiliates and any proprietary data or other digital information created or modified by Lessee or its Affiliates; (viii) all of the following owned by Lessee, Brookdale, Emeritus Corporation or any of their respective Affiliates or Subsidiaries (including, without limitation, the names “Brookdale Senior Living Inc.,” “Brookdale”, “Emeritus” and any variation thereof): (A) tradenames and trademarks related to the corporate name of Lessee, Brookdale, Emeritus Corporation or any of their respective Affiliates or Subsidiaries, and related trademarks, service marks, trade dress, tradenames, fictitious names, corporate names, and registrations and applications for registration thereof, and all signs, signage, printed material and other items having such tradenames or trademarks or otherwise referring to Lessee or its Affiliates, (B) copyrights (registered or unregistered), registrations and applications for registration thereof, including all renewals, derivative works, enhancements, modifications, updates, new releases or other revisions thereof, (C) all proprietary software, email addresses, domain names, websites (including the content and source code thereof) and other intellectual property of Lessee, Brookdale, Emeritus Corporation or any of their respective Affiliates or Subsidiaries, and (D) all brochures, pamphlets, flyers, mailers and all other promotional material relating to the marketing and advertising of the Facility, all marketing and sales studies, referral leads, analyses and similar materials related to the Facility (other than (1) all of the business records which relate exclusively to the Facility and are necessary for the continued operation of the Facility, (2) all of the records or written documents physically located at the Facility and relating to residents and commercial tenants of such Facility, in the form in which such records or written documents are currently held, (3) any active sales leads for the Facility, and the lead sources related thereto, in the format in which such sales leads and lead source are currently maintained for the Facility, and (4) copies of

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

employee physicals, CPR training results, tuberculosis tests, and training records) and the market or potential market therefor and any other materials, data or information related to prospective residents thereof; (ix) (A) all vendor or service arrangements for the benefit of multiple senior living communities, including the Facility and other communities owned, leased or managed by Brookdale or its Affiliates, including, without limitation, any national or regional contracts and/or leases negotiated by Lessee or Affiliates of Lessee, and (B) any leases, contracts, agreements (whether written or oral), warranties or guaranties relating to the Facility between Lessee or any resident at the Facility and any Affiliate of Lessee, and any of the members, partners, officers, managers or directors of Lessee, or any of their respective Affiliates, any immediate family member of any such members, partners, officers, managers or directors, or any Affiliate of the foregoing; (x) if applicable to such Facility, all accounts, enrollments, participation agreements, National Provider Identifier numbers, and provider numbers related to or associated with Medicaid; (xi) if applicable to such Facility, all National Provider Identifier numbers associated with Medicare; and (xii) all permits, licenses, approvals and authorizations issued, granted or given by or under the authority of any federal, state or local governmental or quasi-governmental agency, authority, official, tribunal, or Medicaid managed care organization relating in any way to the ownership or operation of the Facility and that are (A) not transferrable pursuant to Applicable Law or (B) issued (x) with respect to the Brookdale Health Services Program or (y) to any provider of services at the Facility (other than Lessee) for the purpose of providing services at the Facility and at other facilities (whether now or in the future).
State: Except as otherwise indicated herein, with respect to each Facility, the State or Commonwealth in which the Leased Property for such Facility is located.
Subsidiaries: Corporations, partnerships, limited liability companies, business trusts or other legal entities with respect to which a Person owns, directly or indirectly (including through one or more intermediaries), more than fifty percent (50%) of the voting stock or partnership, membership or other equity interest, respectively.
Successor Operator: As defined in Section 45.1.4.
Superior Lease: Those leases described on Schedule 36.4 attached hereto and made a part hereof.
Superior Lessor: The lessor under a Superior Lease.
Surviving Prior Lease Documents: (i) That certain Right of First Offer Agreement, dated February 11, 2002, between CNL Retirement – AM/Illinois LP and ARC Holley Court, LLC (Oak Park/Holley Court); (ii) that certain Right of First Offer Agreement, dated March 21, 2002, between CNL Retirement – AM/Colorado LP and American Retirement Corporation (Greenwood Village); and (iii) that certain Right of First Offer Agreement, dated October 31, 2002, between CNL Retirement – AM/Tennessee LP and Homewood at Brookmont Terrace, LLC (Nashville).
Target Property: As defined in Section 18.3.
Tenant IP: As defined in Section 35.2.12.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Tenant Proprietary Marks: As defined in Section 35.2.12.
Term: Each of the Pool 1 Fixed Term, Pool 2 Fixed Term, Pool 3 Fixed Term, Pool 4 Fixed Term, Pool 5 Fixed Term, Pool 6 Fixed Term, Pool 7 Fixed Term, Pool 8 Fixed Term, Pool 9 Fixed Term, Pool 10 Fixed Term, Pool 11 Fixed Term and Pool 12 Fixed Term, as applicable, and any Extended Terms thereof, as applicable, unless earlier terminated pursuant to the provisions hereof.
Third Appraiser: As defined in Section 34.1.1.
Total Facility Revenue: As defined in Schedule 35.5.
Transfer: As defined in Article XXIV.
Transfer Consideration: With respect to any Transfer constituting a Master Sublease of a Facility, “Transfer Consideration” shall mean fifty percent (50%) of the positive difference, if any, between the Fair Market Rental and the Allocated Minimum Rent and Allocated Additional Rent payable by Lessee under this Lease determined on a monthly basis with respect to such Facility, prorating such Allocated Minimum Rent and Allocated Additional Rent as appropriate, if less than all of the applicable Facility is Master Subleased. Fifty percent (50%) of such positive difference shall be paid by Lessee to Lessor monthly when the Allocated Minimum Rent is due for such Facility; provided, however, that in no event shall the total Transfer Consideration to which Lessor is entitled in connection with any such Master Sublease exceed the Total Consideration (as hereinafter defined) payable directly or indirectly to Lessee, to any Controlling Person(s) or to any other Person in exchange for, in connection with, related to or arising out of the transaction(s) as to which such Master Sublease is a part. With respect to any other Transfer relating to any Facility or all Facilities (i.e., a Transfer other than pursuant to a Master Sublease), “Transfer Consideration” shall mean fifty percent (50%) of the positive Leasehold FMV of such Facility(ies); provided, however, that in no event shall the total Transfer Consideration to which Lessor is entitled in connection with any such other Transfer exceed the Total Consideration payable directly or indirectly to Lessee, to any Controlling Person(s) or to any other Person in exchange for, in connection with, related to or arising out of the transaction(s) as to which such other Transfer is a part. As used herein, the term “Total Consideration” shall mean and include money and the fair market value of any services, property and other things of value, including payment of costs, cancellation or forgiveness of indebtedness, discounts, rebates, barter and the like. For purposes of Section 24.1.2.2 and the payment of Transfer Consideration to Lessor as provided in this Lease, if any Transfer Consideration otherwise payable is due from and based on Total Consideration payable to Lessee, any Controlling Person(s) or to any other Person in exchange for, in connection with, related to or arising out of such Transfer as provided above, (a) where such Total Consideration is payable on a deferred basis (the “Deferred Total Consideration”), then the amount of the Transfer Consideration due from and based on any such Deferred Total Consideration shall be payable to Lessor as and when paid to Lessee, to any Controlling Person(s) or to any such other Person or (b) where such Total Consideration is payable in a form other than immediately available cash, then the amount of Transfer Consideration due from and based on the fair market value of such non-cash Total Consideration shall be payable to Lessor in the form of immediately available cash promptly following receipt by or credit to Lessee, any Controlling

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Person(s) or any such other Person of such non-cash Total Consideration. Lessee acknowledges and agrees that the terms under which Lessor is entitled to the payment of Transfer Consideration pursuant to this Lease and the amount thereof has been freely negotiated and represents a fair and equitable division with Lessor of the consideration payable in connection with a Transfer taking into account, among other things, Lessor’s investment in the Leased Property, the terms of this Lease and the inherent risks of owning and leasing real property.
Unsuitable for Its Primary Intended Use: With respect to each Facility, a state or condition of such Facility such that by reason of damage or destruction or Condemnation, in the good faith judgment of Lessor, such Facility cannot be operated on a commercially practicable basis for its Primary Intended Use.
Windstorm and Flood Insurance: As defined in Section 13.4.
ARTICLE III.
3.1    Rent. Lessee shall pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset or deduction, the amounts set forth hereinafter as Minimum Rent and Additional Rent during the Term. Payments of Minimum Rent shall be made by wire transfer of funds initiated by Lessee to Lessor’s account or to such other Person as Lessor from time to time may designate in writing. Payments of Additional Rent shall be made as and when provided herein from and after the Commencement Date. For the avoidance of doubt, Lessee shall have no right to prepay all or any portion of the Rent hereunder prior to the Commencement Date.
3.1.1    Minimum Rent. From and after the Commencement Date and continuing through the Term, Lessee shall pay to Lessor Minimum Rent monthly, in advance on or before the first day of each calendar month, at an annual rate equal, in the aggregate, to the sum of the amounts set forth for all of the Facilities under the heading “Initial Annual Allocated Minimum Rent” on each of Exhibits A-1 through A-12 attached hereto, as such amounts may be (a) increased from time to time in accordance with Section 3.1.3 (such amounts, as the same may have been increased in accordance with Section 3.1.3, the “Pre-Adjusted Minimum Rent”) and (b) only after giving effect to any increases theretofore applied in accordance with Section 3.1.3, adjusted from time to time in accordance with Section 3.1.4. Such Minimum Rent shall be allocated or attributed for certain purposes of this Lease to the Facilities in the respective amounts set forth in Exhibits A-1 through A-12 attached hereto, as such amounts may be (i) increased from time to time in accordance with Section 3.1.3 (the applicable amount set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 and Exhibit A-12, as the case may be, for any Facility, as the same may have been increased in accordance with Section 3.1.3, the “Pre-Adjusted Allocated Minimum Rent”) and (ii) only after giving effect to any increases theretofore applied in accordance with Section 3.1.3, adjusted from time to time in accordance with Section 3.1.4.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

3.1.2    Additional Rent. In addition to and not in lieu of Minimum Rent, from and after the Commencement Date and continuing through the applicable Term (including any Extended Terms), Lessee shall pay to Lessor additional rent for the Murrieta Facility in the amount(s) described on and in accordance with the provisions of Schedule 3.1.2 attached hereto (collectively, “Additional Rent”).
3.1.3    Pre-Adjusted Minimum Rent. Subject to pro-ration as set forth in Section 3.1.5 below, the initial Pre-Adjusted Minimum Rent shall be equal to the sum of the amounts set forth for all of the Facilities under the heading “Initial Annual Allocated Minimum Rent” on each of Exhibits A-1 through A-12 attached hereto. Thereafter, the Pre-Adjusted Minimum Rent for each subsequent month shall be equal to the sum of the Allocated Minimum Rent for each Facility for such month, as the same may be increased for a Facility pursuant to the terms and formulas set forth in Schedule 3.1.3 attached hereto. Notwithstanding the foregoing provisions of this Section 3.1.3, if at any time Lessor funds any amount on account of a Planned Capital Refurbishment Project at an Applicable Facility in accordance with Section 9.8, the then-current Pre-Adjusted Allocated Minimum Rent for such Facility (and the then-current Pre-Adjusted Minimum Rent) shall be increased on the date of such funding by an amount equal to the product of (a) the amount so funded and (b) the Lease Rate). If any increase in Pre-Adjusted Allocated Minimum Rent for any Facility as provided for in Schedule 3.1.3 shall not have been made at the commencement of the Rent Year for which applicable, Lessee shall continue to pay monthly Pre-Adjusted Allocated Minimum Rent for such Facility at the last rate applicable until Lessee receives Lessor’s written notice as to such increase. Within ten (10) days after Lessee’s receipt of Lessor’s notice, Lessee shall pay to Lessor an amount equal to the new monthly Pre-Adjusted Allocated Minimum Rent for such Facility times the number of months from the commencement of the then current Rent Year to the date of receipt of Lessor’s notice, less the aggregate amount paid by Lessee on account of monthly Pre-Adjusted Allocated Minimum Rent for the same period. Thereafter, Lessee shall pay monthly Pre-Adjusted Allocated Minimum Rent for such Facility for the applicable period at the new rate set forth in Lessor’s notice.
3.1.4    Rent Adjustments. The Allocated Minimum Rent and the Minimum Rent for any month shall be equal to (1) the Pre-Adjusted Allocated Minimum Rent and the Pre-Adjusted Minimum Rent, respectively, for such month (as determined in accordance with Section 3.1.3), less (2) the monthly amount of the applicable Special Rent Credit, if applicable. As used in this Section 3.1.4, “Special Rent Credit” shall mean (i) with respect to the first Lease Year, a deduction from the Pre-Adjusted Allocated Minimum Rent with respect to each Facility for such Lease Year in the applicable amount specified for such Facility under the heading “2017 Allocated Special Rent Credit” on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 or Exhibit A-12, as the case may be (and a corresponding deduction from the Pre-Adjusted Minimum Rent for such Lease Year in an amount equal to the sum of all of such specified amounts) and (ii) with respect to the second Lease Year and each Lease Year thereafter, a deduction from the Pre-Adjusted Allocated Minimum Rent with respect to each Facility for such Lease Year in the applicable amount specified for

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

such Facility under the heading “Subsequent Special Rent Credit” on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 or Exhibit A-12, as the case may be (and a corresponding deduction from the Pre-Adjusted Minimum Rent for such Lease Year in an amount equal to the sum of all of such specified amounts).
3.1.5    Rent Pro-Rations. Notwithstanding any contrary provision of Section 3.1, (i) the first monthly payment of Minimum Rent shall be payable on the Commencement Date (prorated as to any partial calendar month at the beginning of the Term), (ii) the last monthly payment of Minimum Rent shall be prorated as to any partial calendar month at the end of the Term, and (iii) in the event that the first day of any calendar month is not a Business Day, then such payment shall be due on the next Business Day immediately following such first day of the subject calendar month.
Additional Charges. In addition to the Minimum Rent and Additional Rent, (i) subject to Article XII regarding permitted contests, Lessee shall also pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions which Lessee assumes or agrees to pay under this Lease in accordance with the terms hereof; and (ii) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (i) above, Lessee shall also promptly pay and discharge every fine, penalty, interest and cost which may be added for non‑payment or late payment of such items (the items referred to in clauses (i) and (ii) above being referred to herein collectively as the “Additional Charges”), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent.
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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

3.3    Late Payment of Rent.
LESSEE HEREBY ACKNOWLEDGES THAT LATE PAYMENT BY LESSEE TO LESSOR OF RENT WILL CAUSE LESSOR TO INCUR COSTS NOT CONTEMPLATED HEREUNDER, THE EXACT AMOUNT OF WHICH IS PRESENTLY ANTICIPATED TO BE EXTREMELY DIFFICULT TO ASCERTAIN. ACCORDINGLY, IF ANY INSTALLMENT OF RENT OTHER THAN ADDITIONAL CHARGES PAYABLE TO A PERSON OTHER THAN LESSOR SHALL NOT BE PAID WITHIN FIVE (5) BUSINESS DAYS AFTER ITS DUE DATE, LESSEE WILL PAY LESSOR ON DEMAND A LATE CHARGE EQUAL TO THE LESSER OF (I) THREE PERCENT (3%) OF THE AMOUNT OF SUCH INSTALLMENT OR (II) THE MAXIMUM AMOUNT PERMITTED BY LAW. THE PARTIES AGREE THAT THIS LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS THAT LESSOR WILL INCUR BY REASON OF LATE PAYMENT BY LESSEE. THE PARTIES FURTHER AGREE THAT SUCH LATE CHARGE IS RENT AND NOT INTEREST AND SUCH ASSESSMENT DOES NOT CONSTITUTE A LENDER OR BORROWER/CREDITOR RELATIONSHIP BETWEEN LESSOR AND LESSEE. IN ADDITION, THE AMOUNT UNPAID, INCLUDING ANY LATE CHARGES, SHALL BEAR INTEREST AT THE OVERDUE RATE COMPOUNDED MONTHLY FROM THE DUE DATE OF SUCH INSTALLMENT TO THE DATE OF PAYMENT THEREOF, AND LESSEE SHALL PAY SUCH INTEREST TO LESSOR ON DEMAND. THE PAYMENT OF SUCH LATE CHARGE OR SUCH INTEREST SHALL NOT CONSTITUTE WAIVER OF, NOR EXCUSE OR CURE, ANY DEFAULT UNDER THIS LEASE, NOR PREVENT LESSOR FROM EXERCISING ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO LESSOR.
LESSOR’S INITIALS: /s/KY
LESSEE’S INITIALS: /s/HK
3.4    Net Lease. This Lease is and is intended to be what is commonly referred to as a “net, net, net” or “triple net” lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount or benefit (as applicable), of the installments of Minimum Rent, Additional Rent and Additional Charges throughout the Term.
3.5    Personal Property. Lessor and Lessee agree that the fair market value of Lessor’s Personal Property leased hereunder at each Facility does not exceed [***] of the total fair market value of all of the property leased hereunder at the Facility (including real property, improvements, fixtures and personal property).
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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE IV.
4.1    Impositions.
4.1.1    Subject to Article XII regarding permitted contests, Lessee shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost is added for nonpayment. Lessee shall make such payments directly to the taxing authorities where feasible, and promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Subject to Article XII regarding permitted contests, Lessee’s obligation to pay Impositions shall be absolutely fixed upon the date such Impositions become a lien upon the Leased Property, any Capital Additions or any part(s) thereof. If any Imposition may, at the option of the taxpayer, lawfully be paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Lessee may pay the same, and any accrued interest on the unpaid balance of such Imposition, in installments as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto.
4.1.2    Lessor shall prepare and file all tax returns, extensions and reports in compliance with all material Legal Requirements with respect to Lessor’s net income, gross receipts, franchise taxes and taxes on its capital stock, and Lessee shall prepare and file all other tax returns and reports as may be required by Legal Requirements with respect to or relating to the Leased Property, all Capital Additions, Lessee’s Personal Property and Intangible Property. Any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee for so long as no Event of Default shall have occurred hereunder and be continuing. For so long as no Event of Default shall have occurred hereunder and be continuing, any refund shall be paid over to or retained by Lessor and applied to the payment of Lessee’s obligations under this Lease in such order of priority as Lessor shall determine.
4.1.3    Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property and all Capital Additions as may be necessary to prepare any required returns and reports. If any property covered by this Lease is classified as personal property for tax purposes, Lessee, to the extent required to comply with Legal Requirements, shall file all personal property tax returns in such jurisdictions in compliance with all material Legal Requirements. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, shall provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns and to the extent practicable, Lessee shall be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Lessee to file a protest.
4.1.4    Lessee may, upon notice to Lessor, at Lessee’s option and at Lessee’s sole cost and expense, protest, appeal, or institute such other

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proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee’s expense as aforesaid, shall reasonably cooperate with Lessee in such protest, appeal, or other action but at no cost or expense to Lessor. Billings for reimbursement by Lessee to Lessor of personal property or real property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property or real property with respect to which such payments are made.
4.1.5    Lessor shall give prompt notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor has knowledge (including, without limitation, those in respect of which Lessor has received written notice), but Lessor’s failure to give any such notice shall in no way diminish Lessee’s obligations hereunder to pay such Impositions.
4.1.6    Impositions imposed or assessed in respect of the tax‑fiscal period during which the Term terminates with respect to any Facility shall be adjusted and prorated between Lessor and Lessee with respect to such Facility, whether or not such Imposition is imposed or assessed before or after such termination, and Lessee’s obligation to pay its prorated share thereof shall survive such termination with respect to such Facility.
4.2    Utility Charges. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property and all Capital Additions. Lessee shall also pay or reimburse Lessor for all out-of-pocket costs and expenses of any kind whatsoever which at any time with respect to the Term hereof may be imposed against Lessor by reason of any of the covenants, conditions and/or restrictions affecting the Leased Property, any Capital Additions and/or any part(s) thereof, or with respect to easements, licenses or other rights over, across or with respect to any adjacent or other property which benefits the Leased Property and/or any Capital Additions, including any and all out-of-pocket costs and expenses associated with any utility, drainage and parking easements.
4.3    Insurance Premiums. Lessee shall pay or cause to be paid all premiums for the insurance coverage required to be maintained by Lessee hereunder.
4.4    Impound Accounts.
4.4.1    Upon the occurrence and during the continuance of a Real Estate Tax Impound Account Trigger Event, Lessee shall deposit, at the time of any payment of Minimum Rent, an amount equal to one-twelfth (1/12th) of Lessee’s estimated annual Impositions relating to real estate taxes, of every kind and nature, required pursuant to Section 4.1 in a segregated, interest bearing tax impound account as directed by Lessor. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order or priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. Nothing in this Section 4.4.1 shall be deemed to affect any other right or remedy of Lessor hereunder.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

4.4.2    Upon the occurrence and during the continuance of an Insurance Premium Impound Account Trigger Event, Lessee shall deposit at the time of any payment of Minimum Rent, an amount equal to one-twelfth (1/12th) of Lessee’s estimated annual insurance premiums required pursuant to Section 4.3 in a segregated, interest bearing insurance impound account as directed by Lessor. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order or priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. Nothing in this Section 4.4.2 shall be deemed to affect any other right or remedy of Lessor hereunder.
4.4.3    No amount deposited with Lessor or into an impound account established pursuant to this Section 4.4 shall be or be deemed to be escrow or trust funds, provided that all amounts deposited with Lessor shall be held in segregated, interest-bearing accounts as designated by and under the control of Lessor. Lessee shall be entitled to have interest earned on funds deposited into an impound account established pursuant to this Section 4.4 (but Lessor shall have no obligation to provide any specified rate of return and shall have no liability to Lessee with respect to the amount of any such interest earned on such deposits). Any amounts deposited with Lessor or contained in any impound account established pursuant to this Section 4.4 shall be solely for the protection of Lessor and the Leased Property and entail no responsibility on Lessor’s part beyond the timely application of such amounts as provided above. The cost of administering any impound accounts shall be paid by Lessee. In the event of a transfer of Lessor’s interest in the Leased Property of any Facility or an assignment of Lessor’s interest in this Lease with respect to any Facility, Lessor shall transfer to the transferee the amounts deposited by Lessee in any impound account established by Lessor pursuant to this Section 4.4 with respect to such Facility and thereupon shall, without any further agreement between the parties, be released by Lessee from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of such amounts to such a transferee/assignee. The amounts deposited by Lessee (or by a transferee of Lessor’s interest, as described above) in any impound account established by Lessor pursuant to this Section 4.4 may also be assigned as security in connection with a Facility Mortgage, provided that the same shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee. Nothing contained in this Section 4.4.3 shall be deemed to affect any other right or remedy of Lessor hereunder.
4.5    Tax Service. During the Term, to the extent in Lessee’s possession, Lessee shall provide Lessor with copies of reports provided by a third party tax reporting service or consultant monitoring the timely payment of Impositions by Lessee under this Lease promptly upon Lessor’s request for such reports, but in no event more frequently than quarterly. Notwithstanding the foregoing, Lessor shall retain the right at any time during the Term, at its election and expense, to separately engage a third party tax reporting service or consultant for the purpose of monitoring the timely payment of Impositions by Lessee under this Lease and Lessee shall reasonably cooperate with Lessor and any such a third party tax reporting service or consultant engaged by Lessor.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE V.
5.1    No Termination, Abatement, etc. Except as otherwise specifically provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or set‑off against the Rent. Except as otherwise specifically provided in this Lease, the respective obligations of Lessor and Lessee shall not be affected by reason of (i) any damage to or destruction of the Leased Property, any Capital Additions and/or any part(s) thereof from whatever cause and/or any Condemnation of the Leased Property, any Capital Additions and/or any part(s) thereof; (ii) the lawful or unlawful prohibition of, or restriction upon, Lessee’s use of the Leased Property, any Capital Additions and/or any part(s) thereof, or the interference with such use by any Person (other than Lessor in contravention of this Lease) or by reason of eviction by paramount title; (iii) any claim that Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor hereunder or under any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties (except, and then only to the extent that, Lessor’s actions materially and adversely impair Lessee’s use or operation of a Facility in contravention of this Lease); (iv) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor; or (v) for any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property, any Capital Additions and/or any part(s) thereof; or (b) which may entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.
5.2    Termination with Respect to Fewer than All of the Facilities. Wherever in this Lease the action of terminating the Lease with respect to any Facility (or action of similar import) is discussed, such action shall mean the termination of Lessee’s rights in and to the Leased Property relating to such Facility. Notwithstanding anything in this Lease to the contrary, if this Lease shall expire or be terminated by Lessor or Lessee with respect to any Facility in accordance with the terms and provisions of this Lease, such expiration or termination shall not affect the applicable Term of this Lease with respect to the balance of the Facilities not so expiring or being terminated, and this Lease shall continue in full force and effect with respect to each other such Facility, except that the total Minimum Rent and Additional Rent payable hereunder shall be reduced by the amount of Allocated Minimum Rent and Allocated Additional Rent with respect to such Facility as to which this Lease has so expired or been terminated. Nothing contained in this Section 5.2 shall serve in any way (a) to limit Lessor’s ability, pursuant to and solely in accordance with Section 16.2 below, to terminate this Lease with respect to any or all of the Facilities if an Event of Default shall have occurred under this Lease, regardless of whether such Event of Default emanated primarily from a single Facility, or (b) in the event of a

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termination because of an Event of Default, to recover damages or otherwise exercise its remedies with respect to such Facility(ies) as provided in Article XVI.
5.3    Early Termination with Respect to More than One of the Facilities. In the event that Lessor exercises its right pursuant to a provision of this Lease to terminate this Lease with respect to more than one of the Facilities prior to the expiration of the Term, Lessor may effectuate such termination in stages (such that the Lease terminates with respect to different Facilities on different dates) so as to facilitate the orderly transfer of the operations of each Facility to a Successor Operator. Notwithstanding the foregoing, in the event of an early termination by reason of Section 44.1.6 or Section 44.1.8, Lessor shall complete all stages of such termination within twelve (12) months after the date of Lessor’s election to terminate this Lease; provided, however, that if a Successor Operator has applied for Required Governmental Approvals within the initial twelve (12) month period but the same have not been obtained by such Successor Operator, Lessor shall be entitled to an additional six (6) month period to complete such termination.
ARTICLE VI.
6.1    Ownership of the Leased Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has the right to the exclusive possession and use of the Leased Property only upon the terms and conditions of this Lease. Upon the expiration or earlier termination of this Lease with respect to any Facility, Lessee shall, at its expense, repair and restore the Leased Property relating to such Facility to the condition required by Section 9.1.4.
6.2    Personal Property. During the Term, Lessee shall, as necessary to operate and maintain each Facility in accordance with all material terms of this Lease, and at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Lessee’s Personal Property and replacements thereof which shall be the property of and owned by Lessee. Except as provided in Sections 6.3 and 16.9, Lessor shall have no rights to Lessee’s Personal Property or Intangible Property. With respect to each Facility, Lessee shall provide and maintain during the entire Term applicable to such Facility all Personal Property necessary in order to operate such Facility (i) in compliance with all Required Governmental Approvals, and (ii) in material compliance with all Legal Requirements and all Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use. In addition, Lessee shall (at its own expense and subject to the immediately preceding sentence) be permitted to replace, modify, alter or substitute any of Lessor’s Personal Property that has become obsolete or worn out with personal property of equal or better quality. Any such replacements, modifications, alterations or substitutions (whether or not upgrades thereof) shall become Lessor’s Personal Property.
6.3    Transfer of Personal Property and Capital Additions to Lessor. Upon the expiration or earlier termination of this Lease with respect to any Facility (unless such termination is the result of Lessee’s purchase of such Facility), all Capital Additions not owned by Lessor shall become the property of Lessor, free of any encumbrance, and all or any portion of Lessee’s Personal Property (including motor vehicles used to transport residents/patients, but excluding, for the avoidance of doubt, Lessee’s Intangible Property) relating to such Facility

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shall, if so elected by Lessor, become the property of Lessor, free of any encumbrance, and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership and discharge any encumbrance thereon; provided that the foregoing shall not derogate from the provisions of Section 45.1.4. If Lessor does not so elect to acquire any portion of the Lessee’s Personal Property, Lessee shall remove any such items of Lessee’s Personal Property that Lessor has not so elected to acquire upon such expiration or earlier termination of this Lease. Notwithstanding the foregoing or anything to the contrary in this Lease, upon the expiration or earlier termination of this Lease with respect to any Facility, Lessor shall not be obligated to reimburse Lessee for any replacements, rebuildings, alterations, additions, substitutions, and/or improvements that are surrendered as part of or with the Leased Property or Capital Additions of such Facility. For purposes of this Section 6.3 only, “Lessee’s Personal Property” shall not include any Lessee’s Excluded Assets.
ARTICLE VII.
7.1    Condition of the Leased Property. Lessee acknowledges receipt and delivery of possession of the Leased Property and confirms that Lessee has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease. Regardless, however, of any examination or inspection made by Lessee and whether or not any patent or latent defect or condition was revealed or discovered thereby, Lessee is leasing the Leased Property “AS IS” in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property including any defects or adverse conditions not discovered or otherwise known by Lessee as of the date hereof. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS TITLE, FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE, MOLD OR MOLD CONDITION, IT BEING AGREED THAT ALL SUCH RISKS, LATENT OR PATENT, ARE TO BE BORNE SOLELY BY LESSEE INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY (I) ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS AND (II) MOLD REMEDIATION AND COMPLIANCE WITH ALL MOLD REMEDIATION REQUIREMENTS.
7.2    Use of the Leased Property.
7.2.1    Lessee covenants that it will obtain and maintain (or, in the case of any Facility in respect of which a Master Sublease or management agreement permitted without Lessor’s consent under Sections 24.1.1 and 24.1.12 is in effect between Lessee and any of its Affiliates, cause such Affiliate to obtain and maintain) all Required Governmental Approvals with respect to each Facility (including for any Capital Additions to such Facility).
7.2.2    Lessee shall use or cause to be used the Leased Property, all Capital Additions and the improvements thereon of each Facility only for

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the Primary Intended Use of such Facility and for no other uses, except for areas reasonably required for office, storage space or ancillary service uses incidental to the Primary Intended Use. No change to the Primary Intended Use of any Facility shall be permitted hereunder without the prior written consent of Lessor, which consent may be granted or withheld in Lessor’s reasonable discretion.
7.2.3    Subject to any reasonable interruptions in operations as a result of (i) casualty or condemnation and the restoration thereof in accordance with the applicable provisions of Article XIV and/or Article XV hereof, or (ii) the remediation of any environmental condition in accordance with the applicable provisions of Section 37.3 hereof, Lessee shall operate continuously the entire Leased Property and all Capital Additions of each Facility in accordance with the Primary Intended Use of such Facility. Lessee shall devote the entirety of each Facility and all Capital Additions thereto to the Primary Intended Use, except for areas reasonably required for office, storage space or ancillary service uses incidental to the Primary Intended Use. Lessee shall not modify the services offered or, except as permitted in Section 7.4 hereof, take any other action (e.g., removing patients or residents from any Facility or directing patients or residents, or prospective patients or residents, to another facility) which would materially reduce Gross Revenues or the Fair Market Value of any Facility.
7.2.4    Lessee shall conduct its business at each Facility in conformity with standards that meet or exceed the standards of such Facility’s operations as of the Commencement Date and in a manner consistent with normal and customary standards of patient or resident care practice (as the same may change from time to time during the Term) provided in similar facilities in the State.
7.2.5    Lessee shall not commit any physical waste on the Leased Property and/or on or to any Capital Additions.
7.2.6    Lessee shall not permit the Leased Property, any Capital Additions, or any part(s) thereof, or Lessee’s Personal Property, to be used in such a manner as (i) is reasonably likely to impair Lessor’s title thereto or to any portion thereof or (ii) may make reasonably likely a claim of adverse use or possession, or an implied dedication of the Leased Property, any Capital Additions or any part(s) thereof.
7.3    Lessor to Grant Easements, Etc. Lessor shall, from time to time so long as no Event of Default has occurred and is continuing, at the request of Lessee and at no cost or expense to Lessor, but subject to the approval of Lessor, which approval shall not be unreasonably withheld, conditioned or delayed, (i) grant easements and other rights in the nature of easements; (ii) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property; (iii) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes; (iv) execute petitions to have the Leased Property annexed to any municipal corporation or utility district; (v) execute amendments to any covenants, conditions and restrictions affecting the Leased Property; and (vi) execute and deliver to any Person any instrument appropriate to confirm or effect such grants, releases,

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dedications and transfers to the extent of its interest in the Leased Property, but only upon delivery to Lessor of an Officer’s Certificate stating that such grant release, dedication, transfer, petition or amendment is either reasonably necessary for the use, maintenance and/or operation of the Leased Property or would not be detrimental to the proper conduct of the Lessee’s business and, in each case, would not be reasonably expected to materially reduce the value of the Leased Property.
7.4    Preservation of Facility Value. Lessee acknowledges that a fair return to Lessor on its investment in the Leased Property is dependent, in part, on the concentration during the Term of, as applicable, the senior housing businesses of the Lessee Parties in the geographical area of the Leased Property. Lessee further acknowledges that diversion of residents and/or patients, as applicable, from any Facility to other facilities and/or reemployment by Lessee of management or supervisory personnel working at any Facility following the expiration or earlier termination of this Lease at other facilities owned, operated or managed, whether directly or indirectly, by the Lessee Parties could reasonably be expected to have a material adverse impact on the value and utility of the Leased Property and all Capital Additions. Lessor and Lessee agree as follows:
7.4.1    Unless approved by Lessor in its sole and absolute discretion, Lessee shall not, and shall not permit any of its Affiliates to, participate directly or indirectly, at any time during the Term (other than the [***] of the Term, which shall be governed by Section 7.4.2), in the de novo development or construction of any Competing Community; provided, however, that the foregoing prohibition shall not be deemed (x) to apply to any de novo development or construction of a Competing Facility in which any party to a Permitted Transaction (or its Affiliates) other than Lessee or any of its Affiliates (before giving effect to such Permitted Transaction) is engaged on the date on which such Permitted Transaction is consummated (including, without limitation, any de novo development or construction of such Competing Facilities in the design development or permitting phase on such date), or (y) to restrict any expansion, repositioning or redevelopment of (i) any Competing Community identified on Schedule 7.4.1 hereto or described in clause (ii) of the second sentence of Section 7.4.2 or (ii) any Competing Community in which Lessee or any of its Affiliates acquires any fee, leasehold, management or other interest, directly or indirectly, by operation of law or otherwise, including pursuant to a Permitted Transaction (provided that Lessee or its Affiliate(s) shall have first notified Lessor in writing of its or its Affiliate’s intentions to so acquire such fee, leasehold, management or other interest in such Competing Community).
7.4.2    During the [***] of the Term applicable to a Facility (as such period may change following any extension of the Term applicable to such Facility permitted by the terms of this Lease from time to time, the “Restriction Period”), none of the Lessee Parties, directly or indirectly, shall acquire the operation, ownership, management or any ownership interest in any Competing Community providing services or goods similar to those provided in connection with such Facility and its Permitted Intended Use. Notwithstanding the foregoing, this Section 7.4.2 shall not be deemed violated (i) with respect to any such Competing Community owned, leased, operated or managed by Brookdale or its Affiliates, or in which any of

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Brookdale or its Affiliates has any ownership interest, as of the commencement of the applicable Restriction Period, (ii) with respect to such Competing Communities owned, leased, operated or managed by Lessor or any Affiliate of Lessor that are (or were during the term of any Existing Lease) transferred by Lessor or any Affiliate of Lessor to any Lessee Party from time to time, and/or (iii) if any Lessee Party’s interest in any such Competing Community shall arise by virtue of (a) any Lessee Party’s acquisition during the Restriction Period of the operation, ownership, management or other ownership interest in a portfolio, directly or indirectly, by operation of law or otherwise, and less than [***] of the facilities in such portfolio are Competing Communities providing services or goods similar to those provided in connection with any Facility and its Permitted Intended Use (such acquisition, a “Portfolio Acquisition”) or (b) a Permitted Transaction pursuant to Section 24.1.11. In the event that any Lessee Party consummates a Portfolio Acquisition or Permitted Transaction during the Restriction Period with respect to a Facility (as modified pursuant to the terms hereof), Lessee shall give notice thereof to Lessor within five (5) Business Days after the date on which such Portfolio Acquisition or Permitted Transaction is consummated. Within thirty (30) days after receipt of such notice, Lessor may request that the applicable Lessee Party sell, dispose of or cease to manage, or transfer the management of, as applicable, any Competing Community with respect to such Facility providing services or goods similar to those provided in connection with any Facility and its Permitted Intended Use which is acquired during the Restriction Period applicable to a Facility as part of the Portfolio Acquisition or Permitted Transaction to a non-Affiliate of such Lessee Party (each, a “Disposition Request”) within one hundred twenty (120) days of the consummation of the Portfolio Acquisition or Permitted Transaction, as applicable (the “Outside Disposition Date”) (provided Lessor’s failure to make such written request within such thirty (30) day period with respect to such Competing Community(ies) shall be deemed a waiver by it of Lessor’s right to make such request with respect to such Competing Community(ies)). If Lessee fails to notify Lessor of a Portfolio Acquisition or Permitted Transaction within the five (5) Business Day period described above, Lessor shall be deemed to have made a Disposition Request with respect to each Competing Community (providing services or goods similar to those provided in connection with any Facility and its Permitted Intended Use) which is acquired during the Restriction Period as part of such Portfolio Acquisition or Permitted Transaction. In the event that the applicable Lessee Party fails to sell, dispose of or cease to manage, or transfer the management of, such Competing Community or Competing Communities with respect to Facilities in the Restriction Period as requested (or deemed requested) by Lessor, then unless and until such Lessee Party sells, disposes of or ceases to manage, or transfers the management of, as requested (or deemed requested) by Lessor, such Competing Community or Competing Communities to a non-Affiliate of such Lessee Party, commencing on the Outside Disposition Date, Lessee shall pay to Lessor each month as an Additional Charge under this Lease (in addition to Minimum Rent, Additional Rent and all other Additional Charges payable hereunder) an amount equal to (x) during the [***] of the Term for the applicable Facility, [***] of the gross revenue of such Competing Community or Competing Communities for such month, (y) during the [***] of the Term for the applicable Facility, [***] of the gross revenue of such Competing Community or Competing Communities for such month, and

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(z) during the [***] of the Term for the applicable Facility, [***] of the gross revenue of such Competing Community or Competing Communities for such month, in each case calculated as if each such Competing Community were a Facility. Notwithstanding the foregoing, (1) the failure of any Lessee Party to dispose of any Competing Community as required herein on or prior to the Outside Disposition Date shall not be or result in a default by Lessee hereunder, the parties agreeing that the sole remedy of Lessor for any such failure is set forth in this Section 7.4.2 (and that a failure by Lessee to pay any Additional Charge as required herein shall constitute a default by Lessee hereunder), (2) no Additional Charge as contemplated by this Section 7.4.2 shall be due or payable with respect to any such Competing Community after the applicable Lessee Party sells, disposes of or ceases to manage, or transfers the management of, as applicable, such Competing Community to a non-Affiliate of such Lessee Party, and (3) Lessee, in its sole discretion, may notify Lessor of any intended Portfolio Acquisition or Permitted Transaction which may occur during the Restriction Period prior to the consummation thereof and, in such event, (A) Lessor shall notify Lessee within thirty (30) days after receipt of such notice of any Disposition Request (provided Lessor’s failure to make such written request within such thirty (30) day period shall be deemed a waiver by it of Lessor’s right to make such request with respect to such Competing Community(ies)) and (B) subject to the terms (including the last sentence) of this Section 7.4.2, the applicable Lessee Party shall be required to dispose of the applicable Competing Community to a non-Affiliate of such Lessee Party prior to the Outside Disposition Date, if a Disposition Request is timely made by Lessor (or, if not disposed of as aforesaid, to pay the amounts set forth above as Additional Charges until such Competing Community is disposed of as aforesaid). The parties hereto agree that if Lessee elects to extend the Term of this Lease with respect to a Facility, upon the exercise of such extension right, the “Restriction Period” contemplated by this Section 7.4.2 with respect thereto shall be automatically modified accordingly to reflect the new Extended Term, and the operating restrictions and any payment obligations required under this Section 7.4.2 shall cease, and no operating restrictions and/or payment obligations under this Section 7.4.2 shall apply except as set forth herein during the next Restricted Period (that is, the [***] of the Term, as extended with respect to such Facility).
7.4.3    Notwithstanding any provision of this Lease to the contrary, in the event that counsel or independent accountants for Lessor determine that there exists a material risk that any amounts due to Lessor under Section 7.4.2 would be treated as gross income for purposes of section 856 of the Code that is not described in section 856(c)(2) or 856(c)(3) of the Code, as applicable (such gross income, “Nonqualifying Income”) to Lessor (or its direct or indirect owner that is a REIT), the amount paid to Lessor pursuant to this Agreement in any taxable year of Lessor shall not exceed the maximum amount that can be paid to Lessor in such year without causing Lessor (or its direct or indirect owner that is a REIT) to fail to meet the requirements applicable to REITs under the Code (the “REIT Requirements”) for such year, determined as if the payment of such amount were Nonqualifying Income. If the amount payable for any taxable year of Lessor under the preceding sentence is less than the amount that otherwise would be payable to Lessor pursuant to this Lease (the amount of such deficit, the “Expense Amount”), then: (A) Lessor shall deposit

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such Expense Amount in escrow with an escrow agent mutually satisfactory to Lessor and Lessee under an escrow agreement conforming to the terms of this paragraph; and (B) Lessor shall not be entitled to any such Expense Amount, unless and until Lessor delivers to the escrow agent, at the sole option of Lessor, (i) an opinion of Lessor’s tax counsel to the effect that such amount, if and to the extent paid, would not constitute Nonqualifying Income, (ii) a letter from Lessor’s independent accountants indicating the maximum amount that can be paid at that time to Lessor without causing Lessor (or its direct or indirect owner that is a REIT) to fail to meet the REIT Requirements for any relevant taxable year, in which case Lessor shall be paid such maximum amount, or (iii) a private letter ruling issued by the Internal Revenue Service indicating that the receipt of any Expense Amount hereunder will not cause Lessor (or its direct or indirect owner that is a REIT) to fail to satisfy the REIT Requirements. Lessee’s and escrow holder’s obligation to pay any Expense Amounts shall terminate ten (10) years from the date of this Agreement and, upon such date, the escrow holder shall remit any remaining funds in escrow to Lessee and Lessee shall have no obligation to make any further payments to Lessor with respect to such Expense Amounts notwithstanding that such Expense Amounts have not been paid as of such date. For all purposes of this Lease, (i) Lessor releases Lessee from any claims that may arise from actions taken by Lessee at the request of Lessor or its agent under this Section 7.4.3, and (ii) Lessor’s right to receive Expense Amounts shall be limited to the amounts in escrow and Lessee shall have no obligation to make any further payments to Lessor with respect to such Expense Amounts.
7.4.4    Except (a) to provide residents or patients with an alternative level of care not available at a Facility, (b) as the result of the failure of the applicable resident or patient to pay Lessee for his or her stay at a Facility, (c) to ensure the health and welfare of any residents or patients of a Facility, or (d) in response to an unsolicited request by the resident or his/her family or caregiver for a recommendation for alternative facilities, at any time during the [***] of the applicable Initial Term and of any Extended Terms (the parties agreeing that following delivery of notice of the exercise of any Term extension by Lessee pursuant to the terms of this Lease, for the purposes of this Section 7.4.4, the Term of this Lease shall be deemed to have been extended, and the terms of this Section 7.4.4 shall be interpreted accordingly) with respect to any or all of the Facilities, Lessee shall not, without the prior written consent of Lessor, which consent may be given or withheld in Lessor’s reasonable discretion, recommend or solicit the removal or transfer of more than [***] of the total residents or patients at any Facility during the applicable [***] period to any other facility (including any other Facility that is subject to this Lease). At any time during the [***] of the applicable Initial Term and of any Extended Terms (the parties agreeing that following delivery of notice of the exercise of any Term extension by Lessee pursuant to the terms of this Lease, for the purposes of this Section 7.4.4, the Term of this Lease shall be deemed to have been extended, and the terms of this Section 7.4.4 shall be interpreted accordingly), Lessee shall not recommend or solicit the transfer of any executive director or sales and marketing director of any Facility to any other facility (including any other Facility that is subject to this Lease) unless such transfer (i) is in the ordinary course of business and consistent with Lessee’s and its Affiliates’ past practices and (ii) does not materially

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affect such Facility. For avoidance of doubt, the foregoing restrictions in this Section 7.4.4 shall not apply to transfers requested by such patient (or his/her family or caregiver), executive director or sales and marketing director, as the case may be, without the recommendation or solicitation of Lessee or its Affiliates.
ARTICLE VIII.
8.1    Compliance with Legal and Insurance Requirements, Instruments, Etc. Subject to Article XII regarding permitted contests, Lessee, at no expense to Lessor, shall promptly (i) comply with all material Legal Requirements and material Insurance Requirements regarding the use, operation, maintenance, repair and restoration of the Leased Property, Lessee’s Personal Property, Intangible Property and all Capital Additions whether or not compliance therewith may require structural changes in any of the Leased Improvements or any Capital Additions or interfere with the use and enjoyment of the Leased Property and (ii) procure and maintain (or, in the case of any Facility in respect of which a Master Sublease or management agreement permitted without Lessor’s consent under Section 24.1.1, 24.1.11 or 24.1.12 is in effect between Lessee and any of its Affiliates, cause such Affiliate to obtain and maintain) and comply with (and cause any such Affiliate to comply with) all Required Governmental Approvals. At any time following the occurrence and during the continuance of an Event of Default, Lessor may, but shall not be obligated to, enter upon the Leased Property and all Capital Additions and take such actions and incur such costs and expenses to effect such compliance as it deems advisable (exercising its commercially reasonable judgment) to protect its interest in the Leased Property and all Capital Additions, and Lessee shall reimburse Lessor for all such costs and expenses so incurred by Lessor in connection with such actions. Lessee covenants and agrees that the Leased Property, Lessee’s Personal Property, Intangible Property and all Capital Additions shall not be used for any unlawful purpose.
ARTICLE IX.
9.1    Maintenance and Repair.
9.1.1    Lessee shall, at no expense to Lessor, maintain the Leased Property, and every portion thereof, Lessee’s Personal Property and all Capital Additions, and all private roadways, sidewalks and curbs appurtenant to the Leased Property, and which are under Lessee’s control in good order and repair (to the extent necessary to maintain continued operation of the same in a manner consistent with the standard set forth in Section 7.2.4) whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of the Leased Property, Lessee’s Personal Property and all Capital Additions, and, with reasonable promptness, Lessee shall make or cause to be made all necessary and appropriate repairs thereto of every kind and nature, including those necessary to comply with changes in any material Legal Requirements, subject to Article XII regarding permitted contests, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the Commencement Date. All repairs shall be at least equivalent in quality to the original work. Lessee will not take any action the taking of which would reasonably

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be expected to materially impair the value or the usefulness of the Leased Property, any Capital Additions, or any part(s) thereof for continued operation thereof, in a manner consistent with the standard set forth in Section 7.2.4, for the Primary Intended Use.
9.1.2    Lessor shall not under any circumstances be required to (i) build or rebuild any improvements on the Leased Property or any Capital Additions; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain the Leased Property or any Capital Additions in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.
9.1.3    Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property, any Capital Additions or any part(s) thereof; or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create any right, title, interest, lien, valid claim or other encumbrance upon the estate of Lessor in the Leased Property, any Capital Additions or any part(s) thereof other than Permitted Encumbrances and inchoate mechanics liens resulting from work permitted to be done at the Leased Properties in accordance with this Lease, subject to the terms hereof with respect thereto.
9.1.4    Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee shall, upon the expiration or earlier termination of the Term, vacate and surrender the Leased Property, Lessee’s Personal Property and Intangible Property (other than Lessee’s Excluded Assets) that Lessor elects to acquire, and all Capital Additions to Lessor in the condition in which the Leased Property was originally received from Lessor and such Lessee’s Personal Property and Intangible Property (other than Lessee’s Excluded Assets) and any Capital Additions were originally introduced to each Facility, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear, and subject to any casualty or condemnation.
9.2    Encroachments, Restrictions, Mineral Leases, Etc. If any of the Leased Improvements or Capital Additions shall, at any time, encroach upon any property, street or right‑of‑way, or shall violate any restrictive covenant or other agreement affecting the Leased Property, any Capital Additions or any parts thereof, or shall impair the rights of others under any

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easement or right‑of‑way to which the Leased Property is subject, or the use of the Leased Property or any Capital Additions is impaired, limited or interfered with by reason of the exercise of the right of surface entry or any other provision of a lease or reservation of any oil, gas, water or other minerals (provided that nothing in this Section 9.2 shall derogate from the provisions contained in the last paragraph of Section 1.1), then promptly upon the request of Lessor or any Person affected by any such encroachment, violation or impairment, Lessee, at its sole cost and expense, but subject to its right to contest the existence of any such encroachment, violation or impairment, shall protect, indemnify, save harmless and defend Lessor and its Affiliates from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys’, consultants’ and experts’ fees and expenses) based on or arising by reason of any such encroachment, violation or impairment. In the event of an adverse final determination with respect to any such encroachment, violation or impairment by a court or regulatory authority having jurisdiction with respect thereto, Lessee shall either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee; or (ii) make such changes in the Leased Improvements and any Capital Addition, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment or to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements or any Capital Addition, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements and any Capital Addition for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements and Capital Additions were operated prior to the assertion of such encroachment, violation or impairment. Lessee’s obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such encroachment, violation or impairment, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.
9.3    Intentionally Omitted.
9.4    O&M Plan.
9.4.1    Lessee shall continue to maintain after the Commencement Date, any operations and maintenance plans (a “Maintenance Program”) with respect to asbestos-containing materials (each, an “ACM”), consistent with “Guidelines for Controlling Asbestos-Containing Materials in Buildings” (USEPA, 1985) and any other applicable Environmental Laws, and each such Maintenance Program will remain in effect throughout the Term with respect to each such Facility.
9.5    Capital Projects Funded by Lessee.
9.5.1    Without in any way limiting Lessee’s obligations under this Article IX, Lessee shall expend during each Lease Year, no less than the Annual Minimum Capital Project Amount for Capital Projects. Such Capital Projects shall be performed and completed in compliance with the applicable provisions of this

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Lease, including Article X. If Lessee shall have expended any amounts for a Capital Project with respect to any Facility at any time between January 1, 2017, and October 31, 2017, Lessee shall be deemed to have expended such amount for a Capital Project with respect to such Facility during the first Lease Year. With respect to the second Lease Year and each Lease Year thereafter, Lessee shall furnish to Lessor: (i) not later than thirty (30) days prior to such Lease Year, a report, for Lessor’s approval (not to be unreasonably withheld, conditioned or delayed), of Capital Projects planned for each Facility for the coming Lease Year (such report, the “Annual Capital Project Plan”), which report shall set forth in reasonable detail the plans, specifications and budget for such planned Capital Projects, and (ii) promptly following the expiration of such Lease Year, reasonable documentary evidence as to the completion of all Capital Projects for such Lease Year required pursuant to this Section 9.5, together with the costs thereof. During the fifth Lease Year and each Lease Year thereafter (without limiting the other provisions of this Lease, including Article X), Lessee shall not commence any Capital Project without Lessor’s prior approval of the Annual Capital Project Plan, which approval shall not be unreasonably withheld, conditioned or delayed. If Lessee fails to expend during such Lease Year the applicable Annual Minimum Capital Project Amount for Capital Projects, then Lessee shall promptly deposit with Lessor as a repair and replacement reserve (the “Replacement Reserve”) for Capital Projects, an amount equal to (x) the Annual Minimum Capital Project Amount less (y) the sum of (i) the amounts expended by Lessee during such Lease Year on account of Capital Projects and (ii) the Annual Minimum Capital Project Amount Overage (if applicable), and, so long as Lessee otherwise maintains the Facilities in the condition required by this Lease, once such deposit has been made Lessee shall not be deemed to be in default of its obligations under this Section 9.5 for Lessee’s failure to expend during such Lease Year the applicable Annual Minimum Capital Project Amount for Capital Projects. For the avoidance of doubt, during the first two Lease Years, the Planned Capital Refurbishment Project Costs expenditure shall count toward the Annual Minimum Capital Project Amount. Notwithstanding the foregoing, Lessee shall be entitled to submit to Lessor for its approval (not to be unreasonably withheld, conditioned or delayed) amendments to the Annual Capital Project Plans.
9.5.2
(a)    So long as no Event of Default or event or circumstance which with notice or passage of time, or both, would constitute an Event of Default hereunder has occurred, if (i) the Replacement Reserve has been established and (ii) Lessee expends in any Lease Year an amount in excess of the applicable Annual Minimum Capital Project Amount for Capital Projects, Lessor shall, to the extent funds are available for such purpose in such Replacement Reserve, disburse to Lessee the Capital Project Costs incurred and paid by Lessee during such Lease Year in performing such Capital Projects in excess of the applicable Annual Minimum Capital Project Amount for such Lease Year.
(b)    Any such disbursement from the Replacement Reserve shall be paid by Lessor to Lessee within fifteen (15) days following: (i) receipt by Lessor of a written request from Lessee for disbursement from the Replacement Reserve; and (ii) receipt by Lessor

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of an Officer’s Certificate certifying that (1) the applicable item of Capital Project has been completed and verifying the cost paid or incurred by Lessee for such item of Capital Project (together with such additional evidence of the completion thereof and payment therefor as Lessor may reasonably request), (2) Lessee has received lien waivers from all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens with respect to not less than eighty-five percent (85%) of the work related to such applicable item of Capital Project, and (3) Lessee has expended in the applicable Lease Year an amount in excess of the applicable Annual Minimum Capital Project Amount for Capital Projects. Lessor shall not be required to make advances from the Replacement Reserve more frequently than once in any thirty (30) day period.
9.5.3    No funds in the Replacement Reserve shall be (or be deemed to be) escrow or trust funds, but, all funds delivered by Lessee pursuant to this Section 9.5 shall be held by Lessor in a segregated, interest-bearing account designated and controlled by Lessor. Lessee shall be entitled to have interest earned on funds deposited into the Replacement Reserve established pursuant to this Section 9.5 (but Lessor shall have no obligation to provide any specified rate of return and shall have no liability to Lessee with respect to the amount of any such interest earned on such deposits). The Replacement Reserves are solely for the protection of Lessor and the Leased Property of the Facilities and entail no responsibility on Lessor’s part beyond the payment of the respective items for which they are held following receipt of bills, invoices or statements therefor in accordance with the terms of this Section 9.5 and beyond the allowing of due credit for the sums actually received. Upon assignment of this Lease by Lessor, any funds in the Replacement Reserve shall be turned over to the assignee and any responsibility of Lessor, as assignor, with respect thereto shall terminate. The amounts deposited by Lessee with Lessor in the Replacement Reserve may also be assigned as security in connection with a Facility, provided that the right to use or apply any funds on deposit in a Replacement Reserve shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee.
9.5.4    If any funds remain in the Replacement Reserve upon the expiration or earlier termination of this Lease (other than as a result of the purchase of the Leased Property of a Facility by Lessee, in which case a prorated amount of such funds as determined by the number of units in such Facility in the Replacement Reserve shall be remitted by Lessor to Lessee upon the closing of such purchase or offset against the purchase price payable by Lessee for the Leased Property of such Facility), then the funds held in such Replacement Reserve shall be paid over to Lessor as an Additional Charge and Rent under this Lease for purposes of making necessary repairs to such Facilities and shall be in addition to Minimum Rent, Additional Rent and all other Additional Charges payable hereunder.
9.6    Intentionally Omitted.
9.7    Inspections; Due Diligence Fees.

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(a)    Without limiting Lessor’s rights pursuant to Section 26.1 hereof, at any reasonable time during the Term during normal business hours and on reasonable advance notice, and upon the expiration or any earlier termination of this Lease, Lessor and its agents shall have the right to inspect the Leased Property of any Facility and all systems contained therein to determine Lessee’s compliance with its obligations under this Lease. In connection with any such inspection, Lessor shall endeavor to mitigate any interference with normal operations at the Facility.
(b)    Upon the occurrence and during the continuation of an Event of Default, Lessee shall reimburse to Lessor, as an Additional Charge under this Lease, all reasonable out-of-pocket costs and expenses incurred by Lessor in connection with an any inspection of the Leased Property of any Facility performed by Lessor as provided for in paragraph (a) above promptly following Lessee’s receipt of Lessor’s invoice therefor. All other inspections pursuant to paragraph (a) above shall be at Lessor’s sole cost and expense.
(c)    No inspection by Lessor or failure by Lessor following an inspection to discover any non-compliance by Lessee with respect to Lessee’s obligations under this Lease shall be deemed or construed to estop Lessor or to be a waiver by Lessor from requiring full compliance by Lessee of Lessee’s obligations hereunder.
9.8    Capital Projects Funded by Lessor.
9.8.1    Nature of Planned Capital Refurbishment Projects. Lessor and Lessee acknowledge and agree that the Facilities are currently in need of Capital Projects (any such Capital Project which may be undertaken by Lessee during any of the first two (2) Lease Years and which will be deemed to be owned by Lessor pursuant to GAAP, a “Planned Capital Refurbishment Project”), and Lessee may, but (without limiting the other provisions of this Lease, including Sections 7.2 and 9.1) is not obligated to, undertake any such Planned Capital Refurbishment Project.
9.8.2    Funding of Planned Capital Refurbishment Projects Generally. Lessor shall reimburse Lessee the Planned Capital Refurbishment Project Lessor Funding Amount as provided for herein in accordance with and subject to the provisions of this Section 9.8. Lessee shall be solely responsible to perform all Planned Capital Refurbishment Project(s) it undertakes and to pay or fund all Planned Capital Refurbishment Project Costs (subject to any reimbursement obligation of Lessor expressly provided for in this Section 9.8).
9.8.3    Intentionally Omitted.
9.8.4    Additional Covenants and Obligations of Lessee Relating to Planned Capital Refurbishment Project(s). With respect to each Planned Capital Refurbishment Project for a Facility, Lessee covenants and agrees as follows:
(a)    Lessee shall be responsible to arrange, supervise, coordinate and carry out all services necessary for the construction, performance and completion of each Planned Capital Refurbishment Project for a Facility in accordance with the Plans and

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Specifications therefor and this Lease, and Lessee undertakes and accepts such responsibility with the understanding that (subject to any reimbursement obligation of Lessor expressly provided for in this Section 9.8) the Planned Capital Refurbishment Project Costs are the sole responsibility of Lessee as provided herein.
(b)    From and after commencement of construction and/or performance of such Planned Capital Refurbishment Project, Lessee shall diligently prosecute the same, including punch list items, to completion in accordance with the terms of this Lease and the Plans and Specifications therefor, subject to delays in the event of the occurrence of any of the events described in Section 45.1.6.
(c)    Construction/performance of such Planned Capital Refurbishment Project shall be prosecuted by Lessee in accordance with the Plans and Specifications therefor in a good and workmanlike manner and in accordance with sound building and engineering practices and all applicable Legal Requirements and all restrictive covenants affecting any Facility. All materials, fixtures or articles used in the construction/performance of such Planned Capital Refurbishment Project, or to be used in the operation thereof, shall be substantially in accordance with the Plans and Specifications therefor.
(d)    If reasonably requested by Lessor upon completion of any Planned Capital Refurbishment Project at a Facility based upon the nature of such Planned Capital Refurbishment Project, Lessee shall deliver to Lessor an “as-built” set of Plans and Specifications and an ALTA “as-built” survey for such Facility.
9.8.5    Disbursement of Planned Capital Refurbishment Project Lessor Funding Amount.
(a)    Subject to the satisfaction by Lessee of the disbursement conditions set forth in Section 9.8.5(e) below, Lessor shall reimburse Lessee with respect to each Planned Capital Refurbishment Project for an Applicable Facility in the amount of the actual out-of-pocket Planned Capital Refurbishment Project Costs actually paid by Lessee therefor.
(b)    Notwithstanding anything to the contrary in this Section 9.8, Lessor shall not be obligated to fund any sums on account of any Planned Capital Refurbishment Project for any Applicable Facility (i) when the total amount funded by Lessor pursuant to this Section 9.8 for all Facilities equals the total Planned Capital Refurbishment Project Lessor Funding Amount, or (ii) when any of the disbursement conditions set forth in Section 9.8.5(e) below have not been met or fulfilled.
(c)    With respect to each Planned Capital Refurbishment Project for an Applicable Facility, all reimbursements shall be made by Lessor in accordance with a Request for Reimbursement. Each Request for Reimbursement shall be honored within twenty (20) Business Days of receipt of the same delivered in accordance with the notice provisions of this Lease together with the information required therein, subject, however, to the limitations herein. Lessor shall issue checks payable to Lessee or the payees designated by Lessee in a Request for Reimbursement. Any payments made to such payees or jointly to Lessee and any such payee shall constitute a reimbursement hereunder as though made directly to Lessee.

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(d)    Intentionally Omitted.
(e)    With respect to any Planned Capital Refurbishment Project for an Applicable Facility, Lessor shall not be obligated to make any reimbursement under this Section 9.8, unless and until the following conditions shall have been satisfied (with proof thereof in form and sufficiency as may be reasonably requested by Lessor):
(i)    To the extent not theretofore received by Lessor, Lessor shall have received (A) if applicable based on the nature of such Planned Capital Refurbishment Project, the applicable Plans and Specifications therefor (and any material changes thereto); (B) if applicable based on the nature of such Planned Capital Refurbishment Project (but in no event for any Planned Capital Refurbishment Project for which the Planned Capital Refurbishment Project Costs are less than $300,000), all construction contracts with any General Contractor, any Architect and any other contractor or material supplier that may be requested by Lessor; and (C) if applicable based on the nature of such Planned Capital Refurbishment Project, all authorizations and permits required by any Governmental Authority with jurisdiction for the construction/performance of such Planned Capital Refurbishment Project (if requested by Lessor);
(ii)    To the extent applicable to such Planned Capital Refurbishment Project as reasonably determined by Lessor (but in no event other than in connection with a Material Alteration), Lessor shall have received evidence satisfactory to Lessor that, following completion of such Planned Capital Refurbishment Project, (A) all existing public utilities, including telephone, water, sewage, electricity and gas are adequate for such Facility; and (B) all existing means of ingress and egress, parking, access to public streets and drainage facilities are adequate for such Facility.
(iii)    To the extent applicable to such Planned Capital Refurbishment Project as reasonably determined by Lessor (but in no event other than in connection with a Material Alteration), Lessor shall have received test borings, engineering reports and such other site analysis as Lessor may require, all of which must indicate that the soil is adequate for the proposed construction/performance of such Planned Capital Refurbishment Project in accordance with the applicable Plans and Specifications.
(iv)    Lessor shall have received evidence that may be requested by Lessor of the insurance required to be maintained by Lessee pursuant to Section 10.2.4 below.
(v)    No Event of Default shall have occurred and be continuing under this Lease.
(vi)    No Condemnation shall be pending or threatened and no casualty shall have occurred, in either case with respect to the Leased Property of such Facility or any portion thereof to the extent such Condemnation or casualty materially impacts the area in which the Planned Capital Refurbishment Project is being performed.

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(vii)    Lessor shall have received (A) a Request for Reimbursement accompanied by all necessary documents and certificates as set forth in the definition thereof; and (B) to the extent applicable (but in no event for any Planned Capital Refurbishment Project for which the Planned Capital Refurbishment Costs are less than $300,000, unless such Planned Capital Refurbishment Project otherwise constitutes a Material Alteration), a certificate from the Architect, or if no Architect, from an officer of Lessee or any other reliable Person acceptable to Lessor, to the effect that in such Person’s opinion (1) the construction/performance of such Planned Capital Refurbishment Project theretofore performed is substantially in accordance with the applicable Plans and Specifications and (2) the amount requested is appropriate in light of the construction completed.
(viii)    To the extent applicable to the Planned Capital Refurbishment Project as reasonably determined by Lessor (but in no event for any Planned Capital Refurbishment Project for which the Planned Capital Refurbishment Costs are less than $300,000, unless such Planned Capital Refurbishment Project otherwise constitutes a Material Alteration), Lessor shall have received from each of the Architect and General Contractor, a letter, in form and substance reasonably satisfactory to Lessor, which (A) states that, in the event of a default by Lessee under the contract with the undersigned, the undersigned agrees to perform for Lessor at Lessor’s request under the terms of the applicable construction contract, (B) to the best knowledge of the undersigned certifies to Lessor that the applicable Plans and Specifications comply with all Legal Requirements, and that the work performed to date by the undersigned has been completed materially in accordance with the applicable Plans and Specifications, and (C) confirms such other matters consistent with the terms and provisions of this Section 9.8.5(e).
(ix)    Lessor shall have inspected (or been given a reasonable opportunity to inspect within ten (10) Business Days after delivery of the applicable Request for Reimbursement) the work performed and materials supplied in connection with such Planned Capital Refurbishment Project and confirmed (to Lessor’s reasonable satisfaction) that the same comply with the provisions of this Lease, it being agreed that Lessee shall cooperate with Lessor as reasonably requested by Lessor (including by providing Lessor and its designees with access to the affected areas of the applicable Facility and (if requested) making the Architect and/or General Contractor (in each case if any) and representatives of Lessee available to accompany Lessor and its designees and/or provide information to Lessor) in connection with such inspection and confirmation.
9.9    Litchfield Hills 2017 Capital Refurbishment Project.
9.9.1    Planned Capital Refurbishment Project Lessor Funding Amount. Notwithstanding anything to the contrary herein, a portion of the Planned Capital Refurbishment Project Lessor Funding Amount in the amount of Two Million Seven Hundred Ninety-One Thousand One Hundred Thirty-Four and 64/100 Dollars ($2,791,134.64) shall be available for disbursement in accordance with the Litchfield Hills 2017 Work Letter (subject to all of the applicable conditions contained

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therein) only on account of Litchfield Hills 2017 Capital Refurbishment Costs (as defined in the Litchfield Hills 2017 Work Letter) (and not on account of any Planned Capital Refurbishment Project Costs incurred in connection with Planned Capital Refurbishment Projects other than the Litchfield Hills 2017 Capital Refurbishment Project (as defined in the Litchfield Hills 2017 Work Letter)).
9.9.2    Planned Capital Refurbishment Project. Without limiting the provisions of the Litchfield Hills 2017 Work Letter, Lessor and Lessee acknowledge that the Litchfield Hills 2017 Capital Refurbishment Project is a Planned Capital Refurbishment Project for purposes of this Lease (including, for the avoidance of doubt, the provisions of Section 3.1.3 hereof).
9.9.3    Exhibit A-3. As soon as is reasonably practicable following the Litchfield Hills 2017 Completion Date (as defined in the Litchfield Hills 2017 Work Letter), Lessor and Lessee shall enter into an amendment to this Lease pursuant to which Exhibit A-3 shall be updated to modify the Primary Intended Use for the Litchfield Hills Facility to be the operation of “39-unit assisted living care, 29-unit Alzheimer’s care, and such other uses necessary or incidental to such use”.
9.9.4    Incorporation of Litchfield Hills 2017 Work Letter. All of the terms, conditions and provisions of the Litchfield Hills 2017 Work Letter are hereby incorporated in this Lease as if fully set forth herein and, pursuant to Section 2.5 thereof, any default under the Litchfield Hills 2017 Work Letter shall also constitute a default under this Lease.
ARTICLE X.
10.1    Construction of Alterations. Except with respect to the pre-existing alterations projects (the “Pre-Existing Projects”) identified on Schedule 10.1 hereto (with respect to each of which the requirements of this Section 10.1 shall not apply), without the prior written consent of Lessor, which consent shall not be unreasonably conditioned, withheld or delayed to the extent that the Alteration satisfies the Minimum Alteration Standards (as defined below), Lessee shall not (a) except with respect to a Planned Capital Refurbishment Project with a cost that does not exceed One Million Dollars ($1,000,000), make any material Capital Additions or structural Alterations, (b) materially enlarge or reduce the size of any Facility or otherwise materially alter or affect (other than replacement thereof) any main Facility systems, including any main plumbing, electrical or heating, ventilating and air conditioning systems of any Facility and/or (c) make any Capital Additions or other Alterations which would tie in or connect with any improvements on property adjacent to the Land other than with respect to easements over such adjacent property entered into in accordance with the terms of this Lease (those Alterations described in clauses (a), (b) or (c) above, collectively, the “Material Alterations”). Lessee may, without Lessor’s prior written consent, make any Alterations if such Alterations are not Material Alterations, so long as in each case: (i) the same would not be reasonably expected to (A) decrease the value of the Leased Property, (B) materially affect the exterior appearance of any Facility, or (C) adversely affect the structural components of any Leased Improvements or the main electrical, mechanical, plumbing or ventilating and air conditioning systems for any Facility, (ii) the same are consistent in terms of style, quality and workmanship to the original

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Leased Improvements in all material respects (such requirements in the foregoing clauses (i) and (ii), the “Minimum Alteration Standards”), and (iii) the cost thereof does not exceed Three Hundred Thousand Dollars ($300,000) (or, in the case of a Planned Capital Refurbishment Project, $1,000,000) with respect to any single project at a Facility. Any other Alterations (i.e., other than Pre-Existing Projects, Material Alterations, and other than Alterations which meet the foregoing requirements of clauses (i), (ii) and (iii) above) shall be subject to Lessor’s prior written consent, which consent shall not be unreasonably conditioned, withheld or delayed to the extent that the Alterations satisfy the Minimum Alteration Standards. Notwithstanding the foregoing, Lessor agrees that painting, landscaping, replacements of floor, wall and window coverings and furniture replacements (the foregoing, collectively, “Cosmetic Alterations”) shall be deemed Alterations which do not require Lessor’s consent, regardless of the cost thereof, so long as the same meet the Minimum Alteration Standards. Any request by Lessee for Lessor’s consent to an Alteration requiring such consent hereunder shall be accompanied by a copy of the proposed plans and specifications and budget therefor, each of which shall be reasonably detailed and shall be subject to Lessor’s approval prior to commencement of the work.
10.2    Construction Requirements for all Alterations.
10.2.1    Except with respect to the Pre-Existing Projects, and except as expressly set forth below, for all Alterations and Capital Projects other than Cosmetic Alterations, the cost of which is Three Hundred Thousand Dollars ($300,000) or more per project, the following requirements shall apply (except to the extent Lessor reasonably determines that, because of the nature or extent of the Alteration, any such requirement is not applicable) Lessee shall (i) obtain and maintain the insurance required pursuant to Section 10.2.4 below, and (ii) not less than ten (10) Business Days prior to the commencement of construction for such Alteration, furnish to Lessor (x) a notice of non-responsibility with respect to such construction in form acceptable for recording in the Official Records of the County in which the Leased Property is located and (y) an Officer’s Certificate certifying that:
(a)    Lessee shall cause such notice of non-responsibility to be recorded and posted in a conspicuous place on the Leased Property in conformance with all legal requirements applicable to such notices prior to commencement of any construction;
(b)    Lessee shall have procured and paid for all municipal and other governmental permits and authorizations required therefor, provided that Lessor shall join in the application for such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Lessor; and (ii) any plans required to be filed in connection with any such application which require the approval of Lessor as hereinabove provided shall have been so approved by Lessor;
(c)    Such construction shall not impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;

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(d)    Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Capital Addition;
(e)    All work done in connection with such construction shall be done in a good and workmanlike manner and in conformity with all Legal Requirements; and
(f)    That if by reason of the construction thereof, a new Certificate of Occupancy for any component of such Facility is required, Lessee will obtain the same promptly upon completion thereof and furnish a copy thereof to Lessor upon request.
10.2.2    Except with respect to Pre-Existing Projects, for all Material Alterations and other Alterations of the Leased Property, the cost of which is One Million Dollars ($1,000,000) or more per project, in addition to delivery of an Officer’s Certificate with respect thereto as required by Section 10.2.1 above, Lessee shall comply with the requirements of Sections 10.2.4 and 10.2.5 (if applicable) below and the following additional requirements (except to the extent Lessor reasonably determines that, because of the nature or extent of the Alteration, any such requirement is not applicable):
(a)    Lessor shall deliver to Lessee a notice of non-responsibility with respect to such construction in form acceptable for recording in the Official Records of the County in which the Leased Property is located and Lessee shall cause such notice of non-responsibility to be recorded and posted in a conspicuous place on the Leased Property in conformance with all legal requirements applicable to such notices prior to commencement of any construction;
(b)    Such construction shall not commence until Lessee shall have procured and paid for all municipal and other governmental permits and authorizations required therefor, and Lessor shall join in the application for such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Lessor; and (ii) any plans required to be filed in connection with any such application which require the approval of Lessor as hereinabove provided shall have been so approved by Lessor;
(c)    Such construction shall not, and, for any Alteration requiring Lessor’s approval hereunder, Lessee’s licensed architect or engineer shall certify to Lessor that such construction shall not, impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;
(d)    Lessee’s licensed architect or engineer shall certify to Lessor that the detailed plans and specifications conform to and comply in all material respects with all Insurance Requirements and all applicable building, subdivision and zoning codes, laws, ordinances, regulations and other Legal Requirements imposed by all Governmental Authorities having jurisdiction over the Leased Property;

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(e)    There shall be no material changes in the plans and specifications for such construction from those approved by Lessor, if applicable, without first obtaining the prior written approval of Lessor with respect to such changes, which approval shall not be unreasonably withheld, conditioned or delayed;
(f)    Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Capital Addition;
(g)    During and following completion of such construction, the parking which is located in the applicable Facility or on the Land relating to such Facility shall remain adequate for the operation of such Facility for its Primary Intended Use and in no event shall such parking be less than that which was or is required by law or which was located in such Facility or on the Land relating to such Facility prior to such construction; provided, however, with Lessor’s prior consent, not to be unreasonably withheld, conditioned or delayed to the extent the alterations satisfy the Minimum Alterations Standard and at no additional expense to Lessor, (i) to the extent additional parking is not already a part of a Capital Addition, Lessee may construct additional parking on the Land relating to such Facility; or (ii) Lessee may acquire off-site parking to serve such Facility as long as such parking shall be dedicated to, or otherwise made available to serve, such Facility;
(h)    All work done in connection with such construction shall be done in a good and workmanlike manner and in conformity with all Legal Requirements;
(i)    Promptly following the completion of such construction, Lessee shall deliver to Lessor “as built” drawings of such addition, certified as accurate by the licensed architect or engineer selected by Lessee to supervise such work; and
(j)    If by reason of the construction thereof, a new or revised Certificate of Occupancy for any component of such Facility is required, Lessee shall obtain and furnish a copy of the same to Lessor promptly upon completion thereof.
10.2.3    As it relates solely to the construction of Pre-Existing Projects, Lessee shall, at the completion of any Pre-Existing Project provide Lessor with an Officer’s Certificate certifying that:
(a)    Such construction shall not impair the structural strength of any component of the applicable Facility or overburden the electrical, water, plumbing, HVAC or other building systems of any such component;
(b)    Such construction shall, when completed, be of such a character as not to decrease the value of the Leased Property as it was immediately before such Pre-Existing Project;
(c)    All work done in connection with such construction shall be done in a good and workmanlike manner and in conformity with all Legal Requirements; and

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(d)    That if by reason of the construction thereof, a new Certificate of Occupancy for any component of such Facility is required, Lessee will obtain the same promptly upon completion thereof and promptly furnish a copy thereof to Lessor.
10.2.4    To the extent not already maintained or covered by Lessee pursuant to Article XIII hereof, Lessee shall at all times maintain or cause to be maintained the following insurance during such construction of any alterations other than Cosmetic Alterations (including through the date of completion of any punch list items relating thereto): Builder’s risk insurance covering such construction, in a face amount of not less than the full insurable value thereof and materials supplied in connection therewith, with appropriate provisions made to include coverage of materials stored off the Leased Property in an amount not less than the full insurable value of such materials stored off the Leased Property from time to time.
All such insurance maintained or caused to be maintained by Lessee pursuant to this Section 10.2.4 shall be on an occurrence (as opposed to claims made) basis and shall name Lessor as an additional insured. All insurance maintained or caused to be maintained by Lessee pursuant to subsection (i) above shall name Lessee, Lessor and any contractor, jointly, as loss payee; provided, however, that no contractor shall be required to be so named with respect to Pre-Existing Projects. In addition, all such insurance to be maintained or caused to be maintained by Lessee shall otherwise, to the extent applicable, comply with the provisions of and shall be in addition to the insurance specified in Article XIII hereof.
10.2.5    Except with respect to Pre-Existing Projects, with respect to any Alteration the cost of which is in excess of Ten Million Dollars ($10,000,000), Lessee shall procure or cause to be procured a payment and performance bond in form and substance and from an institution reasonably satisfactory to Lessor. The amount of each bond shall be equal to one hundred twenty-five percent (125%) of the estimated construction costs for the performance bond and one hundred percent (100%) of the estimated construction costs for the labor and materials bond. Lessee shall cause Lessor to be named as an additional obligee in any payment and performance bond procured by Lessee in accordance with the foregoing provisions of this Section 10.2.5 or otherwise in respect of any Alterations.
10.2.6    With respect to any consent or approval of, or delivery of information or materials by, Lessor required under Article IX, this Article X, Article XIV or pursuant to any other provision of this Lease which requires Lessee to obtain Lessor’s consent or approval or requires Lessor to deliver any information or materials to Lessee or any other Person, the failure by Lessor to respond to Lessee’s written request for such required approval or consent (provided that such request also includes all items required to be delivered to Lessor in connection with any such request under the applicable Sections hereof) shall constitute Lessor’s deemed approval of the subject request, provided that (i) any such notice is delivered in accordance with the provisions of Section 33.1 hereof, and (ii) if Lessor has not responded to such request within thirty (30) days or, in the case of a Planned Capital Refurbishment Project, fifteen (15) days (or such other period, if any, as expressly provided for in the applicable Section hereof) after Lessor’s receipt of such

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initial request and thereafter Lessee delivers a second notice to Lessor including the following legend in bold, fourteen (14) point type at the top of such request: “THIS IS A SECOND REQUEST FOR APPROVAL PURSUANT TO SECTION ___ OF THE LEASE. FAILURE TO RESPOND TO THIS REQUEST WITHIN FIVE (5) BUSINESS DAYS WILL RESULT IN THE REQUEST BEING DEEMED GRANTED” and Lessor fails to timely respond to such second notice.
ARTICLE XI.
11.1    Liens. Subject to the provisions of Article XII regarding permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any Capital Additions or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (i) this Lease; (ii) Permitted Encumbrances; (iii) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 7.3; (iv) liens for Impositions which Lessee is not required to pay hereunder; (v) subleases permitted by Article XXIV; (vi) liens for Impositions not yet delinquent; (vii) liens of mechanics, laborers, materialmen, suppliers or vendors for amounts not yet due; (viii) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXVI or are otherwise granted by Lessor in breach of the terms of this Lease; and (ix) any judgment liens against Lessor for amounts which are not otherwise the responsibility of Lessee.
ARTICLE XII.
12.1    Permitted Contests. Lessee, on its own or in Lessor’s name, at Lessee’s expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision, Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; subject, however, to the further requirement that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the Leased Property or any Capital Additions; (ii) neither the Leased Property nor any Capital Additions, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Lessor nor Lessee would be in any danger of criminal liability for failure to comply therewith pending the outcome of such proceedings and Lessor would not be in danger of civil liability for any such failure; (iv) in the case of a Legal Requirement, Imposition, lien, encumbrance or charge, Lessee shall give such reasonable security as may be required by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the Leased Property or any Capital Additions or the Rent by reason of such nonpayment or noncompliance; and (v) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained; provided however, that Lessee shall provide Lessor with prior written notice of any such contest if such contest relates to (a) a material claim against real property, (b) any matter that could, if adversely determined, reasonably be expected to result in a denial, suspension, revocation or loss of license or certification for any Facility, or (c) in addition to (and not in limitation of) the foregoing (a) and (b), any matter that could reasonably be

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expected to have a material adverse effect on Lessee’s Primary Intended Use of the subject Facility. If any such contest is finally resolved against Lessor or Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Lessee’s expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein. The provisions of this Article XII shall not be construed to permit Lessee to contest the payment of Rent or any other amount payable by Lessee to Lessor hereunder. Lessee shall indemnify, defend, protect and save Lessor and its Affiliates harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor or any of its Affiliates in connection with any such contest and any loss resulting therefrom.
ARTICLE XIII.
13.1    General Insurance Requirements. Lessee shall, at all times during the Term and at any other time Lessee shall be in possession of the Leased Property, keep the Leased Property and all property located therein or thereon, including all Capital Additions, Fixtures and Personal Property, insured against the risks described below. Each element of the insurance described in this Article shall be maintained with respect to the Leased Property including all Capital Additions, Fixtures and Personal Property, and operations thereon. The policies shall insure against the following risks with respect to each Facility:
13.1.1    “All-risk” property insurance (and to the extent applicable, Builder’s Risk Insurance) on the Leased Property and all items of business personal property, including but not limited to signs, awnings, canopies, gazebos, fences and retaining walls, and all Personal Property, including without limitation, insurance against loss or damage from the perils under “All Risk” (Special) form, including but not limited to the following: fire, windstorm, sprinkler leakage, vandalism and malicious mischief, flood, water damage, explosion of steam boilers, pressure vessels and other similar apparatus, and other hazards generally included under extended coverage, all in an amount equal to one hundred percent (100%) of the replacement value of the Leased Property (excluding excavation and foundation costs), business personal property and Personal Property, without a co-insurance provision, and shall include an “Agreed Value” endorsement. Such coverage may be purchased under a master policy which includes other facilities managed, leased or owned by the Lessee, which provides for a “Blanket Limit” to apply on a per occurrence basis and which shall not be lower than one hundred percent (100%) of the replacement value of the Leased Property (excluding excavation and foundation costs), business personal property and Personal Property. Notwithstanding anything to the contrary in this Section 13.1.1, the limits for windstorm shall be in an amount not less than the projected probable maximum loss for the Leased Property, business personal property and Personal Property as calculated using RMS or another generally industry accepted modeling system using a 250 year return period, nor shall the deductible be greater than five percent (5%) of the replacement cost and business interruption value of the Leased Property and business personal property unless such

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deductible is commercially unavailable, in which event Lessee shall maintain the lowest deductible that is available;
13.1.2    Ordinance or Law Coverage with limits of not less than the Leased Property for loss to the undamaged portion of the building, limits not less than $500,000.00 for Demolition Cost Coverage, and limits not less than $500,000.00 for Increased Cost of Construction Coverage;
13.1.3    Business income insurance to be written on “Special Form” (and on “Earthquake” and “Flood” forms if such insurance for those risks is required) including “Extra Expense”, without a provision for co-insurance, including an amount sufficient to pay at least twelve (12) months of Rent for the benefit of Lessor, as its interest may appear, and at least twelve (12) months of “Net Operating Income” less Rent for the benefit of Lessee. Such insurance may be purchased under a master policy which includes other facilities managed, leased or owned by the Lessee, which provides for a “Blanket Limit” to apply on a per occurrence basis and which shall not be lower than twelve (12) months loss of Rent and twelve (12) months of “Net Operating Income” of such Facility (excluding excavation and foundation costs), business personal property and Personal Property;
13.1.4    Occurrence form commercial general liability insurance, including bodily injury and property damage, liquor liability (if applicable), fire legal liability, contractual liability and independent contractor’s hazard and completed operations coverage in an amount not less than $1,000,000.00 per occurrence and covering claims arising from the use or operation of such Facility both before and after the Commencement Date;
13.1.5    Umbrella liability coverage which shall be on a following form for the general liability, automobile liability, malpractice and liquor liability (if applicable), with limits in a minimum amount of not less than $25,000,000.00 per occurrence/aggregate and covering claims arising from the use or operation of such Facility both before and after the Commencement Date;
13.1.6    Malpractice insurance/professional liability insurance in an amount not less than $1,000,000.00 for each person and each occurrence to cover claims arising out of the professional services provided by Lessee at such Facility, whether arising from the use or operation of such Facility before or after the Commencement Date;
13.1.7    Flood insurance (if the Leased Property is located in whole or in part within an area identified as an area having special flood hazards under the National Flood Insurance Program) for the full (100%) replacement value of the Leased Property and all items of business personal property or any greater amount as may be required by the National Flood Insurance Program, with a deductible no greater than five percent (5%) of the replacement cost and business interruption value of the Leased Property and business personal property unless such deductible is

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commercially unavailable, in which event Lessee shall maintain the lowest deductible that is available;
13.1.8    Worker’s compensation coverage, or equivalent excess insurance for self insured or non-subscriber states, for all persons employed by Lessee on the Leased Property with statutory limits and containing a waiver of subrogation in favor of Lessor;
13.1.9    Business auto liability insurance, including owned, non-owned and hired vehicles for combined single limit of bodily injury and property damage of not less than $1,000,000.00 per occurrence;
13.1.10    “Earthquake” insurance, if the Leased Property is currently, or at any time in the future, located within a major earthquake disaster area (it being agreed that California, the New Madrid Seismic Zone, and the Pacific Northwest Seismic Zone are deemed major earthquake disaster areas for purposes of this Lease), in amount, and in such form and substance and with such limits and deductibles as are satisfactory to Lessor, provided that the limits for earthquake shall be in an amount not less than the projected probable maximum loss for the Leased Property, business personal property and Personal Property as calculated using RMS or another generally industry accepted modeling system using a 250 year return period, nor shall the deductible be greater than five percent (5%) of the replacement cost and business interruption value of the Leased Property and business personal property unless such deductible is commercially unavailable, in which event Lessee shall maintain the lowest deductible that is available;
13.1.11    Crime insurance covering employee theft in an amount not less than $1,500,000.00; and
13.1.12    Such additional insurance or increased insurance limits as may be reasonably required, from time to time, by Lessor (including, without limitation, in connection with any mortgage, security agreement or other financing permitted hereunder and then affecting the Leased Property, as well as any declaration, ground lease or easement agreement affecting the Leased Property), or any holder of any mortgage, deed of trust or other security agreement (“Facility Mortgagee”) securing any indebtedness or any other encumbrance placed on the Leased Property in accordance with the provisions of Article XXXVI (“Facility Mortgage”), provided the same is customarily carried by a majority of comparable facilities for the Primary Intended Use in the area.
Without limiting the generality of the foregoing Section 13.1.12, the required commercial liability insurance and umbrella liability coverage limits and deductible amounts pertaining thereto as set forth in this Article XIII shall in no event provide less coverage (lower limits or higher deductibles) than the “Comparable Insurance Coverage” carried on any of the other skilled nursing, independent living, assisted living and dementia care facilities operated or owned by Lessee and any Guarantor and their Affiliates, and the insurance coverage for the Leased Property shall immediately be increased by Lessee to equal any greater or increased

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“Comparable Insurance Coverage” carried or obtained for such other facilities. For purposes of the foregoing, “Comparable Insurance Coverage” shall mean insurance coverage levels adjusted for relevant variations in risk and insurability characteristics between the insured facilities being compared, including without limitation consideration of variations in insurance coverages carried by Guarantors and their Affiliates between different insurance markets (states or other jurisdictional subdivisions) where insured risks or insurance pricing or availability varies materially. Lessee shall use all reasonable efforts to obtain increased umbrella liability coverage of not less than $50,000,000 per occurrence/aggregate, and decreased liability insurance deductibles, at such time as the same can be obtained at commercially reasonable or economically feasible rates for the Leased Property. Until such increased coverages are obtained Lessee shall provide to Lessor a thorough annual update and review of the overall liability insurance coverage program and strategy for Lessee and Guarantors and their Affiliates, which shall include an analysis of market rates for the current and desired liability insurance coverages. In addition, Lessee shall have the right to provide commercial general liability and professional liability insurance coverage in a combined program, in which event such combined insurance may be provided on a “claims made” basis so long as the general liability insurance coverages otherwise required hereunder are maintained or continued in existence at all times throughout the Term for all periods that Lessee or its Affiliates have had any ownership or use of the Leased Property, and evidence thereof has been provided to Lessor. Notwithstanding the foregoing, however, any such claims made policy must include therein the right to purchase a “tail” that insures against so-called “incurred but not reported claims” for a period of not less than three (3) years following the expiration of such claims made policy. Upon the expiration of any such claims made policy, Lessee shall either (i) purchase a three (3) year “tail” policy covering any so-called “incurred but not reported claims” during the prior policy period or (ii) provide other insurance covering “incurred but not reported claims” for such prior policy period for a period of not less than three (3) years thereafter in form satisfactory to Lessor.
13.2    Waiver of Subrogation. Lessor and Lessee agree that with respect to any property loss which is covered by insurance then being carried by Lessor or Lessee, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.
13.3    General Provisions. Each Facility’s allocated deductible for general liability insurance and professional liability insurance shall not exceed $1,000,000 for independent living, skilled nursing and assisted living and memory care, to the extent commercially available, and $1,000,000 for workmen’s compensation insurance, to the extent commercially available, unless any greater amounts are agreeable to both Lessor and Lessee. Each Facility’s property insurance deductible shall not exceed $250,000.00 unless such greater amount is agreeable to both Lessor and Lessee. Subject to Lessor’s rights pursuant to Sections 13.1.7 and 13.1.10, all insurance policies pursuant to this Article XIII shall be issued by insurance carriers having a general policy holder’s rating of no less than A-/VII in Best’s latest rating guide and authorized to do insurance business in the State in which the Leased Property is located, and shall contain clauses or endorsements to the effect that (a) Lessor shall not be liable for any insurance premiums thereon or subject to any assessments thereunder, and (b) the coverages provided thereby will be primary and any insurance carried by any additional insured

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shall be excess and non-contributory to the extent of the indemnification obligation pursuant to Article XXIII below. All such policies described in Section 13.1 shall name Lessor and any Facility Mortgagee whose name and address has been provided to Lessee as additional insureds, loss payees, or mortgagees, as their interests may appear and to the extent of their indemnity. All loss adjustments shall be payable as provided in Article XIV. Lessee shall deliver certificates thereof to Lessor prior to their effective date, which certificates shall state the nature and level of coverage reported thereby, as well as the amount of the applicable deductible. Upon Lessor’s request, duplicate original copies of all insurance policies to be obtained by Lessee shall be provided to Lessor by Lessee. All such policies shall provide Lessor (and any Facility Mortgagee whose name and address has been provided to Lessee if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy, if agreed to by the insurers.
In the event Lessee shall fail to effect such insurance as herein required, to pay the premiums therefor or to deliver such certificates to Lessor or any Facility Mortgagee at the times required, Lessor shall have the right, but not the obligation, to acquire such insurance and pay the premiums therefor, which amounts shall be payable to Lessor, upon demand, as Additional Charges, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.
13.4    Increase in Limits. If either party shall at any time believe the limits of the insurance required by Sections 13.1.1 and 13.1.7 and business income insurance required by Section 13.1.3, for the perils windstorm and flood, as applicable, if the Leased Property is located in Tier 1 and Tier 2 wind zones or areas designated as High Hazard Flood zones under the National Flood Insurance Program (collectively, the “Windstorm and Flood Insurance”), to be either excessive or insufficient, the parties shall endeavor to agree in writing on the proper and reasonable limits for such Windstorm and Flood Insurance to be carried and such Windstorm and Flood Insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Article XIII; provided, however, that such changes shall not occur more frequently than one (1) time per Lease Year. Nothing herein shall permit the amount of Windstorm and Flood Insurance to be reduced below the amount or amounts required by any Facility Mortgagee.
13.5    Blanket Policies. Notwithstanding anything to the contrary contained in this Article XIII, Lessee’s obligation to maintain the insurance herein required may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee, so long as such policies otherwise meet all requirements under this Article XIII.
ARTICLE XIV.
14.1    Insurance Proceeds. All proceeds payable by reason of any loss or damage to the Leased Property, any Capital Additions or any part(s) or portion(s) thereof, under any policy of insurance required to be carried hereunder shall be paid to Lessor and made available by Lessor to Lessee from time to time for the reasonable costs of reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, any Capital Additions or any part(s) or portion(s) thereof, provided, however, that Lessor shall be entitled to retain (and not make available for reconstruction or repair) all insurance proceeds payable during

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the last two (2) Lease Years or in respect of any casualty or damage for which the restoration period is reasonably expected to extend beyond the then remaining Term. Any excess proceeds of such insurance remaining after the completion of (and payment for) the restoration or reconstruction of the Leased Property and any Capital Additions (or in the event neither Lessor nor Lessee is required or elects to repair and restore, all such insurance proceeds) shall be retained by Lessor except as otherwise specifically provided below in this Article XIV. All salvage resulting from any risk covered by insurance shall belong to Lessor. If a Facility Mortgagee requires that any insurance proceeds be applied towards the repayment of Lessor’s debt (rather than for restoration or reconstruction of the Leased Property and any Capital Additions), then Lessor shall furnish Lessee with the amount of funds which otherwise would have been made available to Lessee but for such actions of such Facility Mortgagee and such funds shall be used by Lessee for restoration or reconstruction of the Leased Property and Capital Additions.
14.2    Insured Casualty.
14.2.1    If the Leased Property and/or any Capital Additions of any Facility are damaged or destroyed from a risk covered by insurance carried by Lessee such that such Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore such Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage or destruction, or (ii) offer to acquire the Leased Property of such Facility from Lessor for a purchase price equal to the greater of (y) the Minimum Purchase Price of such Facility or (z) the Fair Market Value of such Facility immediately prior to such damage or destruction. If Lessor does not accept Lessee’s offer to so purchase the Leased Property of such Facility within 45 days after Lessor’s receipt of Lessee’s written offer, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease with respect to such Facility in which event Lessor shall be entitled to retain the insurance proceeds payable on account of such casualty.
14.2.2    If the Leased Property and/or any Capital Additions of any Facility are damaged from a risk covered or required to be covered by insurance carried by Lessee, but such Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore such Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate such Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property of such Facility for a purchase price equal to the greater of the Minimum Purchase Price of such Facility or the Fair Market Value of such Facility immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same within 45 days after Lessor’s receipt of Lessee’s written offer, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction, or terminate the

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Lease with respect to such Facility, in which event Lessor shall be entitled to retain the insurance proceeds.
14.2.3    If the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required to be carried hereunder, Lessee shall contribute any excess amounts needed to restore such Facility. Such difference shall be paid by Lessee to Lessor together with any other insurance proceeds, for application to the cost of repair and restoration.
14.2.4    If Lessor accepts Lessee’s offer to purchase the Leased Property of any Facility, this Lease shall terminate as to such Facility upon payment of the purchase price and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property of such Facility received by Lessor, including any amounts applied by a Facility Mortgagee to Lessor’s debt.
14.3    Uninsured Casualty. If the Leased Property and/or any Capital Additions of any Facility are damaged or destroyed from a risk not covered by insurance carried by Lessee and not required to be covered by insurance by Lessee as provided herein, such that such Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore such Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage or destruction, or (ii) offer to acquire the Leased Property of such Facility from Lessor for a purchase price equal to the greater of (y) the Minimum Purchase Price of such Facility or (z) the Fair Market Value of such Facility immediately prior to such damage or destruction. If Lessor does not accept Lessee’s offer to so purchase the Leased Property of such Facility within 45 days, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease with respect to such Facility.
14.3.1    If the Leased Property and/or any Capital Additions of any Facility are damaged from a risk not covered by insurance carried by Lessee and not required to be covered by insurance by Lessee as provided herein, but such Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore such Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate such Facility for its Primary Intended Use (and, if Lessor so elects, Lessor cannot obtain the same within a reasonable time thereafter), Lessee may offer to purchase the Leased Property of such Facility for a purchase price equal to the greater of the Minimum Purchase Price of such Facility or the Fair Market Value of such Facility immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same within 45 days, Lessee may either withdraw such offer and proceed to restore the Leased Property of such Facility to substantially the same condition as existed immediately before such damage or destruction, or terminate the Lease with respect to such Facility.

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14.3.2    If Lessor accepts Lessee’s offer to purchase the Leased Property of any Facility, this Lease shall terminate as to such Facility upon payment of the purchase price.
14.4    No Abatement of Rent. This Lease shall remain in full force and effect and Lessee’s obligation to pay the Rent and all other charges required by this Lease shall remain unabated during the period required for adjusting insurance, satisfying Legal Requirements, repair and restoration. All proceeds payable by reason of any loss of rental or business interruption under any policy of insurance required to be carried by Lessee hereunder shall be paid to Lessor and, provided that no Event of Default has occurred and is continuing, Lessor shall (a) apply, on a monthly basis, all such proceeds paid by reason of loss of rental towards Lessee’s obligation to pay Rent, and (b) make available to Lessee for Lessee’s operating costs (e.g., payment of salaries, taxes, etc.), on a monthly basis, all such proceeds paid by reason of business interruption. Any excess proceeds of such insurance remaining after such rent and operating costs have been paid shall be delivered to Lessee.
14.5    Waiver. Lessee waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property and/or any Capital Additions.
ARTICLE XV.
15.1    Condemnation.
15.1.1    Total Taking. If the Leased Property and any Capital Additions of a Facility are totally and permanently taken by Condemnation, this Lease shall terminate with respect to such Facility as of the day before the Date of Taking for such Facility.
15.1.2    Partial Taking. If a portion of the Leased Property and any Capital Additions of a Facility is taken by Condemnation, this Lease shall remain in effect if the affected Facility is not thereby rendered Unsuitable for Its Primary Intended Use, but if such Facility is thereby rendered Unsuitable for its Primary Intended Use, this Lease shall terminate with respect to such Facility as of the day before the Date of Taking for such Facility, in which event Lessor shall be entitled to receive the Award, if any, and the Minimum Rent and Additional Rent (if applicable) due hereunder shall be reduced by the amount of the Allocated Minimum Rent and Allocated Additional Rent (if applicable) for the Facility as to which the Lease has so terminated.
15.1.3    Restoration. If there is a partial taking of the Leased Property and any Capital Additions of a Facility and this Lease remains in full force and effect pursuant to Section 15.1.2, Lessor shall, subject to the rights of Facility Mortgagees (provided that the same shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee), make available to Lessee the portion of the Award necessary and specifically identified or allocated for restoration of such Leased Property and any such Capital Additions and Lessee shall complete all necessary

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restoration and pay the additional costs thereof if the amount provided or allocated by the Condemnor for restoration is insufficient.
15.1.4    Award-Distribution. The entire Award shall belong to and be paid to Lessor, except that, subject to the rights of the Facility Mortgagees, Lessee shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, lost profits value and moving expenses, provided, that in any event Lessor shall receive from the Award, subject to the rights of the Facility Mortgagees (provided that the same shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee), no less than the greater of the Fair Market Value of the applicable Facility prior to the institution of the Condemnation or the Minimum Purchase Price of the applicable Facility.
15.1.5    Temporary Taking. The taking of the Leased Property, any Capital Additions and/or any part(s) thereof, shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued for longer than one hundred eighty (180) consecutive days. During any shorter period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect and the Award allocable to the Term shall be paid to Lessee.
15.1.6    Sale Under Threat of Condemnation. A sale by Lessor to any Condemnor, either under threat of Condemnation or while Condemnation proceedings are pending, shall be deemed a Condemnation for purposes of this Lease. Lessor may, without any obligation to Lessee, agree to sell and/or convey to any Condemnor all or any portion of the Leased Property free from this Lease and the rights of Lessee hereunder without first requiring that any action or proceeding be instituted or pursued to judgment. Notwithstanding the foregoing, Lessor agrees that if Lessee notifies Lessor in writing of Lessee’s intent to contest (in accordance with Article XII) any such Condemnation proceeding, Lessor shall not sell and/or convey to any Condemnor all or any portion of the Leased Property prior to any such contested action or proceeding being finally resolved or abandoned by Lessee.
15.1.7    Rights of Facility Mortgagees. Notwithstanding anything herein to the contrary, the provisions of this Article XV are subject to the rights of the Facility Mortgagees (provided that the same shall be subject to the terms of any applicable subordination and non-disturbance agreement entered into between Lessee and the applicable Facility Mortgagee).
ARTICLE XVI.
16.1    Events of Default. Any one or more of the following shall constitute an “Event of Default”:
(a)    the occurrence or existence of any event or condition described elsewhere in this Lease as an “Event of Default”;

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(b)    Lessee shall fail to pay any installment of Minimum Rent or Additional Rent when the same becomes due and payable and such failure is not cured by Lessee within a period of five (5) Business Days after notice thereof from Lessor; provided, however, that (to the extent permitted by applicable law) such notice shall be in lieu of and not in addition to any notice required under applicable law;
(c)    Lessee shall fail to pay any Additional Charges when the same becomes due and payable and such failure is not cured by Lessee within a period of ten (10) Business Days after notice thereof from Lessor;
(d)    Lessee fails to pay Impositions relating to real estate taxes prior to the same becoming delinquent, provided that it shall not be an Event of Default hereunder if (i) Lessee pays the amounts then due with respect to such real estate taxes (including any penalties or late charges) within a period of ten (10) Business Days after the same becoming delinquent, or (ii) an impound account shall have been established pursuant to Section 4.4.1 hereof and Lessor fails to apply funds on deposit in such account to pay such Impositions relating to real estate taxes;
(e)    Lessee fails to pay insurance premiums on or before the date due to ensure continued coverage under all policies required to be maintained under this Lease, provided that it shall not be an Event of Default hereunder if an impound account shall have been established pursuant to Section 4.4.2 hereof and Lessor fails to apply funds on deposit in such account to pay such insurance premiums;
(f)    except as otherwise specifically provided for in this Section 16.1, if Lessee shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within forty-five (45) days after notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of forty-five (45) days, in which case such failure shall not be deemed to be an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided, however, that (to the extent permitted by applicable law) such notice shall be in lieu of and not in addition to any notice required under applicable law;
(g)    Lessee or any Guarantor shall:
(i)    file a petition in bankruptcy or a petition to take advantage of any insolvency act,
(ii)    make an assignment for the benefit of its creditors,
(iii)    consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or
(iv)    file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

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(h)    Lessee or any Guarantor shall be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Lessee under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof;
(i)    Lessee or any Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or shall, in any manner, permit the sale or divestiture of substantially all of its assets (except to the extent permitted pursuant to Article XXIV hereof);
(j)    the estate or interest of Lessee in the Leased Property, any Capital Additions or any part(s) thereof shall be levied upon or attached, in an amount in excess of Five Hundred Thousand Dollars ($500,000) with respect to any one (1) Facility, in any proceeding and the same is not either (i) fully bonded over by Lessee, (ii) being contested by Lessee as permitted by Article XII hereof, or (ii) vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;
(k)    any Transfer occurs without Lessor’s consent in accordance with the provisions of Article XXIV;
(l)    at any time when a Guaranty is required to be in place pursuant to this Lease, (i) such Guaranty has not been executed and delivered or is otherwise not in full force and effect, (ii) any of the representations or warranties made by Lessee or any Guarantor in the Guaranty or this Lease proves to be untrue when made in any material respect which materially and adversely affects Lessor, or (iii) a material default shall occur under the Guaranty and, in each case, such material default is not cured within any applicable notice and cure period set forth therein;
(m)    (x) there is issued any (i) stop placement order against Lessee with respect to a Facility that (A) is in effect for more than ninety (90) consecutive days and (B) is or becomes final and non-appealable, or (ii) final non-appealable termination or revocation of a Facility’s applicable license material to such Facility’s operation for its Primary Intended Use, or any termination or revocation of any third-party provider reimbursement agreements (including, without limitation, its certification for participation in the Medicare or Medicaid reimbursement programs) that is not reinstated or replaced within twenty (20) days, or (y) there occurs any termination or revocation that is subject to appeal by Lessee, or any suspension of any such license that results in the subject Facility ceasing operation for a period of more than twenty (20) consecutive days at any time;
(n)    (i) any local, state or federal agency having jurisdiction over the operation of any Facility removes ten percent (10%) or more of the patients or residents located in such Facility, (ii) any local, state or federal agency having jurisdiction over any Facility

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reduces the number of licensed units for such Facility from that number set forth under the heading “Facility Description and Primary Intended Use” on Exhibits A-1 through A-12 attached hereto (in other than a de minimis amount not to exceed three percent (3%) in the aggregate for each Facility during the Term and provided that such reductions are not related to any quality of care issues at the Facility or any other matter reasonably within Lessee’s control), (iii) without Lessor’s prior written consent not to be unreasonably withheld, conditioned or delayed (it being acknowledged, for purposes of this clause (iii) and clause (iv) below, that it shall in no event be unreasonable for Lessor to withhold its consent to any removal of a licensed unit in connection with the licensing of another unit at a facility which is not owned by Lessor or any of its Affiliates), Lessee voluntarily reduces (x) the number of licensed units for any Facility from that number set forth on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7, Exhibit A-8, Exhibit A-9, Exhibit A-10, Exhibit A-11 or Exhibit A-12 attached hereto or (y) the number of residents permitted to occupy any Facility, or (iv) without Lessor’s prior written consent not to be unreasonably withheld, conditioned or delayed, Lessee voluntarily removes from service any licensed units for any Facility, unless as to clause (iii) or (iv) above, (1) such unit is removed in order to combine it with another unit to create a larger resident unit or convert it to create space to provide another use (whether the Primary Intended Use of such Facility or any reasonably required office, storage space or ancillary services use incidental to the Primary Intended Use), (2) the aggregate number of units so removed from any Facility does not exceed the lesser of (A) five percent (5%) of the total number of licensed units for such Facility and (B) four (4), and (3) a future application for the licensing of units of the same type and number as the removed units would not (under the laws in effect at the time of such removal) require a certificate of need or any similar requirement;
(o)    subject to Article XII regarding permitted contests, Lessee fails to cure or abate any material violation occurring during the Term that is claimed by any Governmental Authority, or any officer acting on behalf thereof, of any Legal Requirement pertaining to the operation of any Facility, and within the time permitted by such authority for such cure or abatement;
(p)    any default and acceleration of any indebtedness of Lessee or Guarantor for borrowed money with an outstanding principal amount of Twenty Five Million Dollars ($25,000,000) has occurred; and
(q)    a default beyond any applicable notice, grace or cure period shall occur under any other lease agreement or guaranty, any loan documents or any other material agreement or instrument, now or hereafter with or in favor of Lessor or any Affiliate of Lessor and made by or with Lessee or any Affiliate of Lessee, which default (i) relates to a failure to pay an amount of not less than One Million Dollars ($1,000,000) or (ii) is a material nonmonetary default (including, without limitation, any default that relates to a transfer or non-competition restriction, and/or to an environmental or licensing obligation).
16.2    Certain Remedies. If an Event of Default shall have occurred, Lessor may terminate this Lease with respect to the Facility from which such Event of Default emanated, if any (provided, that any Event of Default that relates to Lessee’s performance hereunder generally and is not limited to circumstances at any specified Facility(ies), expressly including, without limitation, any Event of Default for failure to pay Minimum Rent, may be deemed by Lessor, in

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its reasonable discretion, to affect all Facilities). If at any time during the Term, Lessor has terminated this Lease with respect to a number of Facilities equal to seven percent (7%) or more (in the aggregate) of the number of Facilities then subject to this Lease pursuant to the first sentence of this Section 16.2, then if any additional Event(s) of Default shall occur thereafter, Lessor may terminate this Lease with respect to the Facility from which such Event of Default emanated, if any, or, if so elected by Lessor, with respect to all of the Facilities, regardless of the cause of nature of such Event of Default, by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease with respect to all such Facilities as to which Lessor has elected to so terminate this Lease. Any such notice of termination may, at Lessor’s option, be given and exercised concurrently with any notice of Event of Default given by Lessor to Lessee hereunder. In such event, such termination shall be effective immediately upon the occurrence of the Event of Default subject to Legal Requirements, including, without limitation, any requirement that the occupant needs to be the holder of any applicable health care licenses. In addition to the foregoing, if any Event of Default pursuant to Section 16.1(g) or (h) shall occur, Lessor shall have the immediate right, at its election in its sole discretion, to terminate this Lease with respect to all of the Facilities. In all such events, Lessor shall have all rights at law and in equity available to Lessor as a result of any Event of Default. Lessee shall pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including reasonable attorneys’ fees and expenses, as a result of any Event of Default hereunder. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated with respect to any one or more (including all, if so elected by Lessor and permitted in accordance with the terms hereof) of the Facilities pursuant to this Section 16.2, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property and any Capital Additions of the Facilities as to which Lessor has so elected to terminate this Lease and quit the same and Lessor may enter upon and repossess such Leased Property and such Capital Additions by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any of Lessee’s Personal Property from such Leased Property and such Capital Additions.
16.3    Damages. (i) The termination of this Lease with respect to any one or more of the Facilities; (ii) the repossession of the Leased Property and any Capital Additions of any Facility; (iii) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property or any portion thereof; (iv) the reletting of all or any portion of the Leased Property; or (v) the failure or inability of Lessor to collect or receive any rentals due upon any such reletting, shall not relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In addition, the termination of this Lease with respect to any one or more of the Facilities shall not relieve Lessee of its liabilities and obligations hereunder with respect to such terminated Facility(ies) that are intended to survive the termination of this Lease, including, without limitation, the obligations set forth in this Section 16.3 and Sections 16.5, 23.1, 37.4 and 45.1.8. If any such termination occurs, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Facility(ies) terminated to and including the date of such termination. Thereafter, following any such termination, Lessee shall forthwith pay to Lessor, at Lessor’s option, as and for liquidated and agreed current damages for an Event of Default by Lessee, the sum of:

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(a)    the worth at the time of award of the unpaid Rent which had been earned at the time of termination with respect to the terminated Facility(ies),
(b)    the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination with respect to the terminated Facility(ies) until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,
(c)    the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term for the terminated Facility(ies) after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, plus
(d)    any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.
As used in clauses (a) and (b) above, the “worth at the time of award” shall be computed by allowing interest at the Overdue Rate. As used in clause (c) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
Alternatively, if Lessor does not elect to terminate this Lease with respect to any Facility, then Lessee shall pay to Lessor, at Lessor’s option, as and for agreed damages for such Event of Default without termination of Lessee’s right to possession of the Leased Property and any Capital Additions or any portion thereof, each installment of said Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, together with interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease.
16.4    Receiver. Upon the occurrence of an Event of Default, and upon commencement of proceedings to enforce the rights of Lessor hereunder, Lessor shall be entitled, as a matter of right, to the appointment of a receiver or receivers acceptable to Lessor of the Leased Property and any Capital Additions of the revenues, earnings, income, products and profits thereof, pending the outcome of such proceedings, with such powers as the court making such appointment shall confer.
16.5    Lessee’s Obligation to Purchase. Upon the occurrence of a Put Event with respect to any Applicable Facility or Applicable Facilities, Lessor shall be entitled to require Lessee to purchase the Leased Property of such Applicable Facility or Applicable Facilities on the first Minimum Rent Payment Date occurring not less than thirty (30) days after the date specified in a notice from Lessor requiring such purchase for an amount equal to the greater of (i) the Fair Market Value of such Applicable Facility(ies), or (ii) the Minimum Purchase Price of such Applicable Facility(ies), plus, in either event, all Rent then due and payable (excluding any portion of the installment of Minimum Rent equal to the Allocated Minimum Rent for such Applicable Facility(ies) due on the purchase date) with respect to such Applicable Facility(ies). If Lessor exercises such right, Lessor shall convey the Leased Property of such Applicable Facility(ies) to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon

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terminate with respect to such Applicable Facility(ies). Any purchase by Lessee of the Leased Property of a Applicable Facility pursuant to this Section shall be in lieu of the damages specified in Section 16.3 with respect to such Applicable Facility. For the avoidance of doubt, the provisions of this Section 16.5 are not applicable to any Facilities other than the Applicable Facilities.
16.6    Waiver. If Lessor initiates judicial proceedings or if this Lease is terminated by Lessor pursuant to this Article with respect to a Facility, Lessee waives, to the extent permitted by applicable law, (i) any right of redemption, re‑entry or repossession; and (ii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.
16.7    Application of Funds. Any payments received by Lessor under any of the provisions of this Lease shall be applied to Lessee’s obligations in the order which Lessor may determine or as may be prescribed by the laws of the applicable State(s).
16.8    Grant of Security Interest; Appointment of Collateral Agent. The parties intend that if an Event of Default occurs under this Lease, Lessor will, to the extent permitted by applicable law, control Lessee’s Personal Property and the Intangible Property (but excluding any of Lessee’s Personal Property or Intangible Property to the extent constituting Lessee’s Excluded Assets) so that Lessor or its designee or nominee can operate or re-let each Facility intact for its Primary Intended Use. Accordingly, to implement such intention, and for the purpose of securing the payment and performance obligations of Lessee hereunder, Lessor and Lessee agree as follows:
16.8.1    Grant of Security Interest.
(a)    Lessee, as debtor, hereby grants to Collateral Agent, as secured party, for the benefit of Lessor, a security interest and an express contractual lien upon all of Lessee’s right, title and interest in and to Lessee’s Personal Property and in and to the Intangible Property (but excluding Lessee’s Excluded Assets) and any and all products, rents, leases (including modification, extension, termination and other rights thereunder), issues, proceeds and profits thereof in which Lessee now owns or hereafter acquires an interest or right, including any leased Lessee’s Personal Property (other than Lessee’s Excluded Assets) (collectively, the “Collateral”). This Lease constitutes a security agreement covering all such Collateral. The security interest granted to Collateral Agent with respect to Lessee’s Personal Property in this Section 16.8 is intended by Lessor and Lessee to be subordinate to any security interest granted in connection with the financing or leasing of all or any portion of Lessee’s Personal Property so long as the lessor or financier of such Lessee’s Personal Property agrees to give Lessor written notice of any default by Lessee under the terms of such lease or financing arrangement, to give Lessor a reasonable time following such notice to cure any such default and consents to Lessor’s written assumption of such lease or financing arrangement upon Lessor’s curing of any such defaults. This clause shall be self-operative and no further instrument of subordination shall be required. This security agreement and the security interest created herein shall survive the expiration or earlier termination of this Lease with respect to any or all of the Facilities.

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(b)    Lessee hereby authorizes Collateral Agent to file such financing statements, continuation statements and other documents as may be necessary or desirable to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral. In addition, if required by Collateral Agent at any time during the Term, Lessee shall execute and deliver to Collateral Agent, in form reasonably satisfactory to Collateral Agent, additional security agreements, financing statements, fixture filings and such other documents as Collateral Agent may reasonably require to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral. In the event Lessee fails to execute any financing statement or other documents for the perfection or continuation of Collateral Agent’s security interest, Lessee hereby appoints Collateral Agent as its true and lawful attorney-in-fact to execute any such documents on its behalf, which power of attorney shall be irrevocable and is deemed to be coupled with an interest.
(c)    Lessee will give Collateral Agent at least thirty (30) days’ prior written notice of any change in Lessee’s name, identity, jurisdiction of organization or corporate structure. With respect to any such change, Lessee will promptly execute and deliver such instruments, documents and notices and take such actions, as Collateral Agent deems necessary or desirable to create, perfect and protect the security interests of Collateral Agent in the Collateral.
(d)    Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall, to the extent permitted by applicable law, be entitled to exercise any and all rights or remedies available to a secured party under the Uniform Commercial Code, or available to a lessor under the laws of the State, with respect to Lessee’s Personal Property and the Intangible Property, including the right to sell the same at public or private sale.
16.8.2    Appointment of Collateral Agent.
(a)    Each Person comprising “Lessor” hereunder hereby irrevocably appoints HCP (the “Collateral Agent”) as the collateral agent hereunder and under all other documents related hereto and authorizes Collateral Agent in such capacity, to take such actions on its behalf and to exercise such powers as are delegated to Collateral Agent in such capacity by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. In performing its functions and duties hereunder, Collateral Agent shall act for itself and as agent for each Person comprising “Lessor” hereunder and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Lessee. The provisions of this Section 16.8.2 are solely for the benefit of Collateral Agent and each Person comprising “Lessor” hereunder, and Lessee shall have no rights as a third party beneficiary(ies) of any of such provisions.
(b)    The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub‑agents appointed by the Collateral Agent.
(c)    The Collateral Agent may at any time give notice of its resignation to the Persons comprising “Lessor” hereunder and Lessee. Upon receipt of any such notice of resignation, the Persons comprising “Lessor” hereunder shall have the right to appoint a

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successor Collateral Agent. If no such successor shall have been so appointed by the Persons comprising “Lessor” hereunder and shall have accepted such appointment within ten (10) days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of each Person comprising “Lessor” hereunder, appoint a successor Collateral Agent; provided that if the Collateral Agent shall notify Lessee and each Person comprising “Lessor” hereunder that no such successor is willing to accept such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder (except that in the case of any Collateral held by the Collateral Agent on behalf of each Person comprising “Lessor” hereunder, the Collateral Agent may continue to hold such Collateral until such time as a successor Collateral Agent is appointed and such Collateral is assigned to such successor Collateral Agent) and (ii) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Person comprising “Lessor” hereunder directly, until such time as the Persons comprising “Lessor” hereunder appoint a successor Collateral Agent.
(d)    Upon the acceptance of a successor’s or replacement’s appointment as Collateral Agent, such successor or replacement shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder. After the retiring Collateral Agent’s resignation hereunder, the provisions of this Section 16.8.2 shall continue in effect for the benefit of such retiring Collateral Agent and its sub‑agents in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting in such capacity.
16.9    Leases and Residential Care Agreements. Lessee shall comply with and observe in all material respects Lessee’s obligations under all leases and residential care agreements, including Lessee’s obligations pertaining to the maintenance and disposition of resident or tenant security deposits (provided, however, that no breach of Lessee’s obligations with respect to such leases and residential care agreements shall constitute a default hereunder until and unless any such breaches or defaults affect a material number of the leases and residential care agreements at any one Facility). Upon delivery of notice by Lessor or Collateral Agent to Lessee of Lessor’s or Collateral Agent’s exercise of its respective rights under this Article, at any time during the continuance of an Event of Default, and without the necessity of Lessor or Collateral Agent entering upon and taking and maintaining control of any Facility directly, by a receiver, or by any other manner or proceeding permitted by applicable law, Lessor and/or Collateral Agent immediately shall have, to the extent permitted by applicable law, all rights, powers and authority granted to Lessee under any lease or residential care agreement relating to such Facility, including the right, power and authority to modify the terms of any such lease or residential care agreement for such Facility, or extend or terminate any such lease or residential care agreement for such Facility. During the continuance of an Event of Default, unless Lessor and/or Collateral Agent elects in its sole discretion to assume the obligations of Lessee under any lease or residential care agreement for any Facility, neither Lessor nor Collateral Agent shall (i) be obligated to perform any of the terms, covenants or conditions contained in such lease or residential care agreement relating to such Facility (or otherwise have any obligation with respect to such lease or residential care agreement relating to such Facility)

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or (ii) be obligated to appear in or defend any action or proceeding relating to such lease or residential care agreement relating to such Facility. Notwithstanding anything to the contrary in this Section 16.9, but subject to the other terms and conditions contained in this Lease, except during the continuance of an Event of Default, Lessee shall be entitled to exercise any and all rights under any Occupancy Arrangements relating to any Facility, including Lessee’s right, power and authority to modify the terms of any such Occupancy Arrangements or extend or terminate such Occupancy Arrangements.
ARTICLE XVII.
17.1    Lessor’s Right to Cure Lessee’s Default. If Lessee shall fail to make any payment or to perform any material act required to be made or performed hereunder, Lessor (following the occurrence and during the continuance of any Event of Default), without waiving or releasing any obligation or default, may (upon written notice to Lessee), but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property and any Capital Addition, during normal business hours and upon prior notice to Lessee (except in the case of any emergency), for such purpose and take all such action thereon as, in Lessor’s opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all out-of-pocket costs and expenses, including reasonable attorneys’ fees and expenses, so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand.
ARTICLE XVIII.
18.1    Purchase of the Leased Property. If Lessee purchases the Leased Property of any Facility from Lessor pursuant to any provisions of this Lease, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee an appropriate special or limited warranty deed conveying the entire interest of Lessor in and to such Leased Property to Lessee free and clear of all encumbrances other than (i) those that Lessee has agreed hereunder to pay or discharge; (ii) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to; (iii) those liens and encumbrances which were in effect on the date of conveyance of such Leased Property to Lessor; and (iv) any other encumbrances permitted hereunder to be imposed on such Leased Property which are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee or material interference with the use or operations of the applicable Facility for its Primary Intended Use. The applicable purchase price, less the total amount of the encumbrances assumed or taken subject to which can be satisfied by the payment of money (other than any financing provided by Lessor for the purchase of the applicable Leased Property), shall be paid to Lessor or as Lessor may direct in immediately available funds. All reasonable out-of-pocket expenses of such conveyance, including the cost of title insurance, attorneys’ fees incurred by Lessor in connection with such conveyance and release, transfer taxes and recording and escrow fees, shall be paid by Lessee.

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18.2    Rights of Lessee Prior to Closing. Notwithstanding anything to the contrary in this Lease, or at law or in equity, if Lessor shall exercise its right to require Lessee to purchase the Leased Property of any Facility pursuant to Section 16.5 (a “Purchase Obligation Exercise”), the following shall pertain:
(a)    Such Purchase Obligation Exercise (and any purchase or other separate contract formed upon such Purchase Obligation Exercise) shall not under any circumstances cause a termination of this Lease with respect to such Facility until the consummation of the closing in accordance with the terms thereof, and this Lease shall remain in full force and effect with respect to such Facility to and until the consummation of the closing in accordance with the terms thereof;
(b)    Lessee hereby acknowledges and agrees that Lessee shall not under any circumstances be entitled to possession of the Leased Property of any Facility under the terms of any purchase or other separate contract formed upon such Purchase Obligation Exercise until the closing thereof, and that, prior thereto, Lessee’s possession of the Leased Property of such Facility shall be solely by way of this Lease;
(c)    In no event shall Lessee be deemed a vendee in possession; and
(d)    In the event that an Event of Default relating to the subject Facility shall occur at any time during the period from such Purchase Obligation Exercise to and until closing, Lessor shall be entitled to exercise any and all rights or remedies available to a landlord against a defaulting tenant, whether at law or equity, including those set forth in Article XVI hereof, and specifically including the right to recover possession of the Leased Property of such Facility through summary proceedings (such as unlawful detainer or other similar action permitted by law), and in no event shall Lessor be required to bring an action for ejectment or any other similar non-expedited proceeding.
18.3    Lessor’s Election of 1031 Exchange; Lessee’s Regulatory Filings. If Lessee purchases the Leased Property of any Facility from Lessor pursuant to any provision of this Lease, Lessor may elect to sell the Leased Property to Lessee in the form of a tax-deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (“1031 Exchange”). In the event that Lessor shall so elect, Lessor shall give written notice to Lessee and any escrow holder of such election and the following shall apply:
(a)    Lessor may attempt to identify before the closing other property which qualifies as “like-kind” property for a 1031 Exchange (the “Target Property”) by giving written notice to Lessee and any escrow holder and identifying to such escrow holder the Target Property prior to the closing.
(b)    If Lessor has not so identified the Target Property before the closing, then Lessor shall proceed with the closing unless Lessor at its option enters into an exchange agreement with an accommodation party (“Accommodator”) in order to facilitate a non-simultaneous exchange. If an Accommodator is so designated, Lessor shall cause the Accommodator (i) to acquire title to the Leased Property from Lessor at or before the closing

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and, (ii) to transfer title in the Leased Property to Lessee on closing for the applicable purchase price.
(c)    Lessee shall fully cooperate with any such 1031 Exchange, including but not limited to executing and delivering additional documents requested or approved by Lessor; provided, that Lessee shall not be required to incur any additional costs or liabilities or financial obligation as a consequence of any of the foregoing exchange transactions.
(d)    Lessor hereby agrees to reasonably cooperate (at no cost to Lessor) with Lessee in connection with the satisfaction of disclosure and reporting obligations of Lessee arising pursuant to applicable Legal Requirements. Notwithstanding anything to the contrary contained in this Lease, it is hereby understood and agreed that if an Event of Default results from Lessor’s failure, following Lessee’s written request therefor pursuant to the provisions of Section 10.2.6 hereof, to provide information necessary to be disclosed or otherwise required by Legal Requirements, then the Event of Default that would otherwise occur shall be deemed not to exist under this Lease to the extent resulting from any such failure of Lessor. Lessee and Lessor agree to reasonably cooperate to limit any such disclosure requirements pursuant to Legal Requirements to the extent Lessor objects to same.
ARTICLE XIX.
19.1    Extended Terms.
(a)    Provided that no Event of Default, or event which, with notice or lapse of time or both, would constitute a monetary Event of Default, has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term, Lessee shall have the right (subject to Section 19.1(c)) to renew this Lease (x) with respect to all (but not less than all) of, respectively, the Pool 1 Facilities, the Pool 2 Facilities, the Pool 3 Facilities, the Pool 4 Facilities, the Pool 5 Facilities, the Pool 6 Facilities, the Pool 9 Facilities, the Pool 10 Facilities, the Pool 11 Facilities and the Pool 12 Facilities then covered by this Lease for the Extended Terms for such Facilities set forth on Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-9, Exhibit A-10, Exhibit A-11 and Exhibit A-12, as applicable, attached hereto and (y) with respect to each of the Pool 7 Facilities and the Pool 8 Facilities then covered by this Lease for the Extended Term for such Facility set forth on Exhibit A-7 or Exhibit A-8, as applicable (provided, however, that Lessee’s right to renew this Lease with respect to the Greenwood Facility is conditioned upon Lessee concurrently exercising its right to renew this Lease with respect to the Oak Park Facility and vice versa). Each renewal option shall be exercised, if at all, by Lessee (i) giving written notice to Lessor of such renewal not less than eighteen (18) months prior to the expiration of the applicable then-current Term, (ii) delivering (if the Guaranty is, at the time of such notice, required to be in place pursuant to this Lease) to Lessor, concurrently with the delivery of the notice described in clause (i) hereof, a reaffirmation of the Guaranty executed by the Guarantor stating, in substance, that the Guarantor’s obligations under such Guaranty shall extend to this Lease, as extended by the subject Extended Term (but Lessor may, at its sole and absolute discretion, waive this requirement), and (iii) with respect to any facility(ies) subject to a New Lease hereafter with or in favor of Lessor or any Affiliate of Lessor, the exercise by the “Lessee” thereunder of the renewal of each such New Lease or other lease for the corresponding and co-terminus “Extended

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Term” thereof, concurrently with the delivery of the notice described in clause (i) hereof. Lessee’s exercise of any renewal option hereunder shall be irrevocable and immediately binding upon Lessee as of the date that Lessee delivers the applicable notices and reaffirmations pursuant to the foregoing items (i) through (iii). As of the date hereof, the parties agree that the Term of this Lease including all Extended Terms does not exceed 75% of the estimated remaining useful life of any Facility. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect.
(b)    Intentionally Omitted.
(c)    Notwithstanding anything to the contrary in Section 19.1(a), Lessor, in its sole discretion, may waive the condition to Lessee’s right to renew this Lease that no Event of Default, or event which, with notice or lapse of time or both, would constitute a monetary Event of Default, has occurred or is continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee’s exercise of its renewal right for such Extended Term.
ARTICLE XX.
20.1    Holding Over. If Lessee shall for any reason remain in possession of any portion of the Leased Property and/or any Capital Additions after the expiration or earlier termination of the Term, such possession shall be as a month‑to‑month tenant during which time Lessee shall pay as Minimum Rent for each month an amount equal to one hundred fifty percent (150%) of the monthly Minimum Rent applicable to the prior Lease Year, together with all Additional Rent and Additional Charges and all other sums payable by Lessee pursuant to this Lease. During such period of month‑to‑month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Leased Property and/or any Capital Additions. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.
ARTICLE XXI.
21.1    General REIT Provisions. Lessee acknowledges that, in order for Lessor and/or Lessor’s Affiliates to qualify as a REIT, certain REIT Requirements must be satisfied, including, without limitation, the provisions of Section 856 of the Code. Accordingly, Lessee agrees, and agrees to cause its Affiliates, Occupants and any other parties subject to its control by ownership or contract, to cooperate reasonably with Lessor to ensure that the REIT Requirements are satisfied, including, but not limited to, providing Lessor with information about the ownership of Lessee and its Affiliates; provided, that such cooperation shall not result in any unreimbursed cost or other adverse consequence to Lessee. Lessee agrees, and agrees to cause its Affiliates, upon request by Lessor, to take all action reasonably necessary to ensure compliance with the REIT Requirements; provided, that such actions shall not result in any unreimbursed cost or other adverse consequence to Lessee.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

21.2    REIT Agreements. Lessor and Lessee agree that (a) rents payable under this Lease are not based in whole or in part on the income or profits of any Person; (b) as of the date this Lease was entered into or modified, rents payable under this Lease were set at a fair market rental amount or formula, and there was a reasonable expectation that Lessee had the financial wherewithal to make the payments required; and (c) no services or amenities are provided to Lessee under this Lease, other than services that are both (1) customarily furnished or rendered by or on behalf of Lessor in connection with the rental of real property of a similar class in the geographic areas in which the relevant property is located and (2) customarily furnished or rendered in connection with the rental of space for occupancy only (as opposed to primarily for the convenience of the tenant).
ARTICLE XXII.
22.1    Risk of Loss. During the Term, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property and any Capital Additions as a consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and Persons claiming from, through or under Lessor) is assumed by Lessee, and no such event shall entitle Lessee to any abatement of Rent.
ARTICLE XXIII.
23.1    General Indemnification. In addition to the other indemnities contained herein, and notwithstanding the existence of any insurance carried by or for the benefit of Lessor or Lessee, and without regard to the policy limits of any such insurance, Lessee shall protect, indemnify, save harmless and defend Lessor and its Affiliates from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable attorneys’, consultants’ and experts’ fees and expenses, imposed upon or incurred by or asserted against Lessor or any of its Affiliates by reason of: (i) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Leased Property, or any Capital Additions or adjoining sidewalks thereto; (ii) any use, misuse, non‑use, condition, maintenance or repair by Lessee of the Leased Property or any Capital Additions; (iii) any failure on the part of Lessee to perform or comply with any of the terms of this Lease; (iv) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property or any Capital Additions to be performed by any party thereunder; (v) any claim for malpractice, negligence or misconduct committed by any Person on or working from the Leased Property or any Capital Additions; and (vi) the violation of any Legal Requirement (the foregoing (i) through (vi), collectively, the “Indemnified Liabilities”). Notwithstanding anything to the contrary contained in the above, Lessee shall not have any obligation hereunder to the extent that such Indemnified Liabilities arise solely from the negligence, illegal acts, fraud or willful misconduct of Lessor or any of its Affiliates. Any amounts which become payable by Lessee under this Article shall be paid within ten (10) Business Days after liability therefor is finally determined in a non-appealable judgment by litigation or otherwise, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or any of its Affiliates for which Lessee

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

is obligated to indemnify Lessor or such Affiliate pursuant to this Article XXIII or any other provision of this Lease and may settle compromise or otherwise dispose of the same as Lessee sees fit; provided, however, that any legal counsel selected by Lessee to defend Lessor or such Affiliate shall be reasonably satisfactory to Lessor, and, if required by Lessor, any such counsel retained by Lessee to defend Lessor or such Affiliate shall be separate, independent counsel from any counsel selected by Lessee to defend Lessee; provided further, however, that, without Lessor’s prior written consent, which consent may be given or withheld in Lessor’s sole and absolute discretion, Lessee shall not enter into any settlement agreement with respect to, or compromise or otherwise dispose of any such claim, action or proceeding asserted or instituted against Lessor for which Lessee is obligated to indemnify Lessor or any of its Affiliates pursuant to this Article or any other provision of this Lease if such settlement, compromise or disposition thereof requires any performance by Lessor or any of its Affiliates (other than the payment of money which shall be paid by Lessee) or would impose any restrictions or other covenants upon Lessor, any of its Affiliates or the Leased Property. All indemnification covenants set forth in this Article or elsewhere in this Lease are intended to apply to losses, damages, injuries, claims, etc. incurred directly by the indemnified parties and their property, as well as by the indemnifying party or third party, and their property. For purposes of this Article and the other indemnification obligations of Lessee under this Lease, any acts or omissions of Lessee, or by employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Lessee. It is understood and agreed that payment shall not be a condition precedent to enforcement of the foregoing indemnification obligations or any of the other indemnification obligations of Lessee set forth in this Lease.
ARTICLE XXIV.
24.1    Transfers.
24.1.1    Prohibition. Subject to the provisions of Sections 24.1.8, 24.1.10, 24.1.11, 24.1.12 and 24.1.13 below, Lessee shall not, without Lessor’s prior written consent, which consent may not be unreasonably withheld, conditioned or delayed (except as provided in the last sentence of this Section 24.1.1), either directly or indirectly or through one or more step transactions or tiered transactions, voluntarily or by operation of law, (i) assign, convey, sell, pledge, mortgage, hypothecate or otherwise encumber, transfer or dispose of all or any part of this Lease or Lessee’s leasehold estate hereunder, (ii) Master Sublease all or any part of the Leased Property and/or any Capital Additions of any Facility, (iii) enter into an agreement with any Person that is not an Affiliate of Lessee for the management or operation of more than ten percent (10%) of the Leased Property and/or any Capital Additions of any Facility, (iv) convey, sell, assign, transfer or dispose of any stock or partnership, membership or other interests (whether equity or otherwise) in Lessee (which shall include any conveyance, sale, assignment, transfer or disposition of any stock or partnership, membership or other interests (whether equity or otherwise) in any Controlling Person(s)), if such conveyance, sale, assignment, transfer or disposition results in a change in control of Lessee (or in any Controlling Person(s)), (v) dissolve, merge or consolidate Lessee (which shall include any dissolution, merger or consolidation of any Controlling Person) with any other Person, if such dissolution,

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

merger or consolidation results in a change in control of Lessee or in any Controlling Person(s), (vi) sell, convey, assign, or otherwise transfer all or substantially all of the assets of Lessee (which shall include any sale, conveyance, assignment, or other transfer of all or substantially all of the assets of any Controlling Person) or (vii) consummate or permit to be consummated any agreement to do any of the foregoing (each of the aforesaid acts referred to in clauses (i) through (vii) being referred to herein as a “Transfer”). Lessor’s consent shall not be required for any Occupancy Arrangement transaction that does not constitute a Master Sublease or for the engagement of the services of any Person for the management or operation of ten percent (10%) or less of the Leased Property and/or any Capital Additions of any Facility. With respect to any such Occupancy Arrangement or engagement for which such consent is not required, Lessee shall, within ten (10) days of entering into any such Occupancy Arrangement or engagement, notify Lessor of the existence of such Occupancy Arrangement or engagement and the identity of the Occupant or manager, as the case may be, and supply Lessor with a copy of the agreement relating to such Occupancy Arrangement or engagement and any other related documentation, materials or information reasonably requested by Lessor; provided, however, that the foregoing shall not apply to any Occupancy Arrangement for patients or residents of any Facility (i.e., any non-Commercial Occupancy Arrangements). Notwithstanding the foregoing or any other provisions of this Lease to the contrary, Lessee acknowledges that (x) it is Lessor’s practice not to permit any mortgages, hypothecations, pledges or other encumbrances of leasehold interests by its lessees, and (y) Lessor shall have the right to approve or disapprove of any such mortgage, hypothecation, pledge or other encumbrance of the leasehold estate created hereby by Lessee (whether directly or indirectly) in Lessor’s sole and absolute discretion, and (z) if Lessor shall approve the same Lessor shall be entitled to impose such conditions in connection therewith as Lessor deems appropriate in its sole and absolute discretion.
24.1.2    Consent.
24.1.2.1    Prior to consummating any Transfer, Lessee shall submit in writing to Lessor, as applicable: (i) the name of the proposed Occupant, assignee, manager or other transferee; (ii) the terms and provisions of the Transfer, including any agreements in connection therewith; and (iii) such financial information as Lessor may reasonably request concerning the proposed Occupant, assignee, manager or other transferee. In exercising its right of reasonable approval or disapproval to a proposed Transfer, Lessor shall be entitled to take into account any fact or factor that is commercially reasonable to the making of such decision, including the following, all of which are agreed to be reasonable factors for Lessor’s consideration:
(a)    The financial strength of the proposed Occupant, assignee, manager or other transferee, including the adequacy of its working capital. In connection with a Transfer resulting from a merger or consolidation to which Lessee or any Guarantor or Controlling Party is a party, Lessor shall be entitled to compare the Consolidated Net Worth and debt to equity ratio of the surviving party following the effectiveness of such event as compared

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to the Consolidated Net Worth and debt-to-equity ratio of Lessee or such Controlling Party, as applicable, prior to such event.
(b)    The operating experience of the proposed Occupant, assignee, manager or other transferee with respect to businesses of the nature, type and size of the applicable Facility.
(c)    The quality and reputation of the proposed Occupant, assignee, manager or other transferee.
(d)    Whether such Transfer will cause a breach or violation of any material agreements to which Lessee or any Controlling Person is a party.
(e)    Whether there then exists any uncured Event of Default by Lessee pursuant to this Lease; provided, however, that if (A) Lessee is proposing to enter into a Master Sublease with respect to one or more Facilities, (B) there is no uncured monetary Event of Default under this Lease, and (C) a non-monetary Event of Default has occurred at another Facility (i.e., a Facility that Lessee is not proposing to Master Sublease), Lessor has not yet exercised any of its rights or remedies on account thereof pursuant to Article XVI hereof, and Lessee is diligently and in good faith proceeding to cure such non-monetary Event of Default at such other Facility, then Lessor shall not take the same into account as the sole basis for withholding its consent to any such proposed Master Sublease of such other Facility(ies).
Moreover, Lessor shall be entitled to be reasonably satisfied that neither any covenant, condition or obligation imposed upon Lessee by this Lease nor any right, remedy or benefit afforded Lessor by this Lease is materially impaired or diminished by such Transfer. Lessee acknowledges, however, that any proposed partial assignment, conveyance, sale, transfer or other disposition of this Lease or Lessee’s leasehold estate hereunder with respect to less than all of the Facilities would materially impair the covenants, conditions and obligations imposed upon Lessee by this Lease and the rights, remedies and benefits afforded Lessor by this Lease as a single, integrated and indivisible agreement and economic unit with respect to all Facilities, and therefore it would be reasonable for Lessor to withhold its consent to any such partial assignment, conveyance, sale, transfer or other disposition of this Lease or Lessee’s leasehold estate hereunder with respect to less than all the Facilities on such basis.
24.1.2.2    In connection with any Transfer, Lessor shall be entitled to receive the applicable Transfer Consideration, if any.
In connection with any Transfer, Lessor shall be entitled to require as a condition to any such Transfer that the obligations of any Occupant, assignee, manager or other transferee that is a subsidiary of and/or Controlled by another Person or Persons, be guaranteed by the entity or entities constituting the ultimate parent(s) and/or other ultimate Controlling Person(s), as the case may be, pursuant to a written guaranty in form and substance reasonably acceptable to Lessor and that, subject to Section 24.1.3 below, any existing Guaranty of this Lease be reaffirmed by the applicable Guarantor notwithstanding such Transfer.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

24.1.2.3    The foregoing provisions of this Section 24.1.2 shall not apply to any Transfer permitted under Section 24.1.10, 24.1.11, 24.1.12 or 24.1.13 below, which shall be governed by the provisions thereof (but shall be subject to Section 24.1.8).
24.1.2.4    The consent by Lessor to any Transfer shall not constitute Lessor’s consent to any subsequent Transfer or to any subsequent or successive Transfer. Any purported or attempted Transfer contrary to the provisions of this Article shall be void and, at the option of Lessor, shall terminate this Lease.
24.1.3    Release of Existing Lessee and Guarantors Upon Certain Transfers. Upon the consummation of any Transfer by Lessee that (a) constitutes an assignment of Lessee’s entire interest in this Lease, (b) requires Lessor’s prior written consent pursuant to the terms of this Article XXIV, and (c) receives such prior written consent by Lessor, Lessor shall release Lessee and any current Guarantor from all obligations arising under this Lease and any current Guaranty, as applicable, following the effective date of such Transfer, so long as each of the following conditions is met:
24.1.3.1    The Consolidated Net Worth of the assignee or replacement Guarantor, as the case may be, immediately following the effectiveness of such Transfer, shall be equal to or greater than the Consolidated Net Worth of Brookdale as of the Commencement Date.
24.1.3.2    The debt-to-equity ratio of the assignee following the effectiveness of such Transfer shall be equal to or less than the debt-to-equity ratio of Brookdale as of the Commencement Date. For purposes of this Section 24.1.3.2, “debt” shall include (without limitation) the capitalized value of any leases required to be capitalized in accordance with GAAP to which Brookdale and/or such assignee (and/or their consolidated Subsidiaries) are parties and the same shall be demonstrated by financial statements prepared in accordance with GAAP and reasonably satisfactory to Lessor.
24.1.3.3    The assignee shall have adequate experience and skill in (i) operating facilities comparable to the applicable Facility(ies) and (ii) a business of the nature, type and size of the business of Brookdale immediately prior to the effectiveness of such Transfer, as determined by Lessor in its reasonable discretion. Such assignee shall be deemed to have “adequate experience and skill” if (A) the core management team that will be managing the lessee under this Lease immediately following the effectiveness of such Transfer has an average of not less than three (3) years’ operating experience with respect to the operation and management of senior living or health care facilities, or (B) such assignee or a Controlling Person of such assignee, as the case may be, shall immediately following the effectiveness of such Transfer, and for a period of not less than one (1) year thereafter, directly or indirectly retain and/or hire in a full-time management or consulting capacity a majority of the principal officers of Brookdale who were in the employment of Brookdale prior to the effectiveness of such Transfer.
24.1.4    Attornment and Related Matters. Any Commercial Occupancy Arrangement (including any Master Sublease) or the engagement of any

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Person for the management or operation of all or any portion of the Leased Property shall be expressly subject and subordinate to all applicable terms and conditions of this Lease. With respect to any Commercial Occupancy Arrangement or any such management agreement, Lessor, at its option and without any obligation to do so, may require any Occupant under any such Commercial Occupant Arrangement or manager to attorn to Lessor upon the expiration or earlier termination of this Lease or (at Lessor’s election) upon the occurrence and during the continuance of an Event of Default, in which event Lessor shall undertake the obligations of Lessee, as sublessor, licensor or otherwise under such Commercial Occupancy Arrangement or management engagement from the time of the exercise of such option to the termination of such Commercial Occupancy Arrangement or management engagement and in such case Lessor shall not be liable for any prepaid rents, fees or other charges or for any prepaid security deposits paid by such Occupant under any such Commercial Occupant Arrangement to Lessee or for any other prior defaults of Lessee under such Commercial Occupancy Arrangement or management engagement. In the event that Lessor shall not require such attornment with respect to any such Commercial Occupancy Arrangement or management engagement, then such Commercial Occupancy Arrangement or management engagement shall automatically terminate upon the expiration or earlier termination of this Lease, including any early termination by mutual agreement of Lessor and Lessee. Furthermore, any such Commercial Occupancy Arrangement, management engagement or other agreement regarding a Transfer shall expressly provide that the Occupant, assignee, manager or other transferee shall furnish Lessor with such financial, operational or other information about the physical condition of the applicable Facility, including the information required by Section 25.1.2 herein, as Lessor may request from time to time.
24.1.5    Assignment of Lessee’s Rights Against Occupant Under a Master Sublease. If Lessor shall consent to a Master Sublease, then the written instrument of consent, executed and acknowledged by Lessor, Lessee and the Occupant under such Master Sublease, as the case may be, shall contain a provision substantially similar to the following:
24.1.5.1    Lessee and such Occupant hereby agree that, if such Occupant shall be in default of any of its obligations under the Master Sublease, which default also constitutes an Event of Default by Lessee under this Lease (subject to the express provisions of Section 16.9 hereof), then Lessor shall be permitted to avail itself of all of the rights and remedies available to Lessee against such Occupant in connection therewith.
24.1.5.2    Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, Lessor shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against such Occupant in the name of Lessee in order to enforce Lessee’s rights under the Master Sublease, and also shall be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of Lessee as Lessor reasonably shall determine to be necessary.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

24.1.5.3    Lessee agrees to cooperate with Lessor, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of Lessor.
24.1.5.4    Lessee expressly acknowledges and agrees that the exercise by Lessor of any of the foregoing rights and remedies shall not constitute an election of remedies, and shall not in any way impair Lessor’s entitlement to pursue other rights and remedies directly against Lessee.
24.1.6    Costs. Lessee shall reimburse Lessor for Lessor’s reasonable costs and expenses incurred in conjunction with the processing and documentation of any request for consent as required under this Article XXIV, including reasonable attorneys’, architects’, engineers’ or other consultants’ fees whether or not the transaction for which consent is requested is actually consummated.
24.1.7    No Release of Lessee’s Obligations. Except as expressly set forth in Section 24.1.3 above, no Transfer shall relieve Lessee of its obligation to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder. Except as expressly set forth in Section 24.1.3 above, the liability of Lessee named herein and any immediate and remote successor in interest of Lessee with respect to its interest in this Lease (i.e., by means of any Transfer), and the due performance of the obligations of this Lease on Lessee’s part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease, (ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease. Except as expressly set forth in Section 24.1.3 above, if any such Occupant, assignee, manager or other transferee defaults in any performance due hereunder, Lessor may proceed directly against the Lessee named herein and/or any immediate and remote successor in interest of Lessee without exhausting its remedies against such Occupant, assignee, manager or other transferee.
24.1.8    REIT Protection. Anything contained in this Lease to the contrary notwithstanding, based on the reasonable advice of Lessor’s outside counsel (i) no Transfer shall be consummated on any basis such that rental or other amounts to be paid by the Occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the Occupant, assignee, manager or other transferee; (ii) Lessee shall not furnish or render any services to an Occupant, assignee, manager or other transferee with respect to whom Transfer Consideration is required to be paid or manage or operate the Leased Property and/or any Capital Additions so Transferred with respect to which Transfer Consideration is being paid; (iii) Lessee shall not consummate a Transfer with any Person in which Lessor owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); and (iv) Lessee shall not consummate a Transfer with any Person or in any manner which could cause any portion of the amounts received by Lessor pursuant to this Lease or

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any Occupancy Arrangement to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or which could cause any other income of Lessor to fail to qualify as income described in Section 856(c)(2) of the Code. Lessee shall provide such information as Lessor’s outside counsel may reasonably request to provide its advice regarding the foregoing, and in rendering such advice, Lessor’s counsel shall be entitled to rely on factual representations from Lessee and Lessor; provided, however, that Lessee shall have no liability therefor if Lessee has provided such information and representations in good faith and after a reasonably diligent review and inquiry of the subject matter thereof. The requirements of this Section 24.1.8 shall likewise apply to any further Transfers by a transferee.
24.1.9    Transfers In Bankruptcy. It is the intent of the parties hereto that in the event of a Transfer pursuant to the provisions of the Bankruptcy Code, all consideration payable or otherwise to be delivered in connection with such Transfer shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any consideration constituting Lessor’s property pursuant to the immediately preceding sentence and not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor. For purposes of this Section 24.1.9, the term “consideration” shall mean and include money, services, property and any other thing of value such as payment of costs, cancellation or forgiveness of indebtedness, discounts, rebates, barter and the like. If any such consideration is in a form other than cash (such as in kind, equity interests, indebtedness earn-outs, or other deferred payments, consulting or management fees, etc.) Lessor shall be entitled to receive in cash the then present fair market value of such consideration. Notwithstanding any provision of this Lease to the contrary, including this Section 24.1.9, it is expressly understood and agreed that it is the intention of the parties hereto that, notwithstanding any provision of the Bankruptcy Code, including Section 365(f) thereof, Lessee is precluded from effecting any Transfer of a Facility except as may otherwise be expressly provided in this Lease.
24.1.10    Public Offering/Public Trading. Notwithstanding anything to the contrary in this Article XXIV, other than in connection with a Transfer under Section 24.1.11 below, Lessor’s consent shall not be required in connection with, and the other provisions of this Article XXIV (including Section 24.1.2.2 hereof (i.e., there shall not be any Transfer Consideration payable)) shall not apply to, (i) any transfer of any stock of Lessee (or the stock of any Controlling Person) as a result of a public offering of Lessee’s (or such Controlling Person’s) stock (which transfers shall be deemed not to be “Transfers” hereunder) which (a) constitutes a bona fide public distribution of such stock pursuant to a firm commitment underwriting or a plan of distribution registered under the Securities Act of 1933 and (b) results in such stock being listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market immediately upon the completion of such public offering, or (ii) for so long as the stock of Lessee or any Controlling Person(s) is listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National

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Market, the transfer or exchange of such stock over such exchange or market (which transfers or exchanges shall be deemed not to be “Transfers” hereunder).
24.1.11    Certain Other Transfers. Notwithstanding anything to the contrary in this Article XXIV (including Section 24.1.10), but subject to the provisions of Section 24.1.8 above, and without limiting Lessee’s rights under the other provisions of this Article XXIV, any Transfer resulting from (a)(i) any sale, transfer, distribution or other disposition of all or a controlling interest in the outstanding capital stock, partnership, membership or other interests (whether equity or otherwise) of Brookdale (whether or not such Transfer results in Brookdale’s stock becoming privately owned) or a sale or transfer of all or substantially all of the assets of Brookdale, in each case directly or indirectly or through one or more step transactions or tiered transactions, or (ii) a merger, consolidation, stock exchange or other business combination to which Brookdale is a party, and (b) any Restructuring Transaction (including, without limitation, any transfer of Brookdale’s management and operations (and related assets) in accordance with the definition of Restructuring Transaction to any entity (which entity may or may not be, in Brookdale’s discretion, an Affiliate of Brookdale) that will enter into a management arrangement, sublease or similar agreement with Brookdale or its Affiliates (such entity, a “Restructured Manager”)) or Permitted Affiliate Transaction (in each case) implemented in connection with (and on or about the effective date of) a Transfer permitted under clause (a) of this Section 24.1.11 (any such transaction or series of related transactions described in clause (a) above and, if applicable, clause (b) above, a “Permitted Transaction”), and any agreement to enter into a Permitted Transaction, shall be permitted under this Article XXIV without Lessor’s consent, and the provisions of Section 24.1.2 shall not apply (i.e., there shall not be any Transfer Consideration payable), and (except as provided below in this Section 24.1.11) no additional guaranty shall be required, in connection with or related to such Permitted Transaction, in each case so long as each of the following conditions is met:
24.1.11.1    [Intentionally omitted];
24.1.11.2    The purchaser or transferee or successor pursuant to clause (a) above, as the case may be, shall have sufficient experience with respect to a business of the nature and type of the business of Brookdale as the same exists prior to the effectiveness of such Transfer. Such purchaser, transferee or successor, as the case may be, shall be deemed to have “sufficient experience” if (A) the senior management team that will be managing the lessee under this Lease (or, if applicable, the Restructured Manager which manages and operates the Facilities) immediately following the effectiveness of such Transfer has an average of not less than three (3) years’ operating experience with respect to the operation and management of senior living or health care facilities, (B) such purchaser, transferee or successor (or, if applicable, the Restructured Manager which manages and operates the Facilities), as the case may be, shall immediately following the effectiveness of such Transfer, and for a period of not less than one (1) year thereafter, directly or indirectly retain and/or hire in a full-time management or consulting capacity a majority of the principal officers of Brookdale who were in the employment of Brookdale prior to the effectiveness of such Transfer, or (C) Brookdale shall

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engage the Restructured Manager to manage and operate the Facilities and the Restructured Manager shall satisfy the conditions set forth in clause (A) or (B) above;
24.1.11.3    If any interest of Lessee under this Lease is being assigned, Lessee shall execute and deliver to Lessor a written (valid and enforceable) affirmation of its obligations under this Lease and the assignee (which shall be an Affiliate of Lessee) shall execute and deliver to Lessor a written (valid and enforceable) assumption of Lessee’s obligations under this Lease. In addition, each existing Guarantor shall execute and deliver to Lessor a written (valid and enforceable) affirmation of its obligations under the applicable Guaranty or, in the case of Brookdale (and if applicable), the entity surviving a merger, consolidation, stock exchange or other business combination with Brookdale pursuant to clause (a)(ii) above is a domestic entity and shall execute and deliver to Lessor a written (valid and enforceable) assumption of the obligations of Brookdale under the applicable Guaranty or a new Guaranty in the same form as the existing Guaranty, which new Guaranty shall be retroactive to the Effective Date and expressly cover all matters arising from and after the Effective Date.
24.1.11.4    No monetary Event of Default shall have occurred and be continuing hereunder;
24.1.11.5    Such Permitted Transaction shall not result in any violation, in any material respect, of any regulatory requirements. Without limiting the generality of the foregoing, the purchaser or transferee resulting from a Transfer pursuant to clause (a)(i) above or the other party(ies) to the Transfer pursuant to clause (a)(ii) above, as the case may be, and the Restructured Manager (if any), shall be in compliance with the requirements of the Orders, and none of them, nor any of their respective Affiliates, (a) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other Lists, (b) is a Person (as defined in the Orders) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (c) is directly or indirectly owned (to its knowledge, in the case of any indirect owner with less than a twenty-five (25%) indirect ownership interest) or controlled by (including without limitation by virtue of such Person being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;
24.1.11.6    In connection with such Permitted Transaction, (a) any Commercial Occupancy Arrangement (including any Master Sublease) and the engagement of any Person for the management or operation of all or any portion of the Leased Property shall comply with the provisions of Section 24.1.4, and the Occupant, manager or operator thereunder shall grant to Lessor (as additional security for Lessee’s obligations under this Lease and the obligations of the Occupant, manager or operator under such Commercial Occupancy Arrangement or engagement) a valid and enforceable security interest with respect to the personal property (whether tangible or intangible) of such Occupant, manager or operator consistent with (and subject to the same limitations and exclusions (if any) on and from such grant as) the security interest granted to Lessor pursuant to Section 16.8 by Lessee, and a copy of the Commercial Occupancy Agreement or agreement with the manager or operator (as applicable) and (if different) the instrument granting such security interest shall be delivered to Lessor along with the notice of the Permitted Transaction specified in 24.1.11.7 below, (b) any

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Master Sublease shall contain provisions (running to the benefit of Lessor) substantially similar to those described in Sections 24.1.5.1 through 24.1.5.4, (c) there shall be no change in the use of the Leased Property of any Facility from its Primary Intended Use, (d) any assignment of this Lease shall be subject to the provisions of Section 24.1.12.3 (provided that the reference therein to the notice specified in Section 24.1.12.7 shall be deemed to refer to the notice of the Permitted Transaction specified in Section 24.1.11.7), and (e) Lessee shall reimburse Lessor for Lessor’s reasonable costs and expenses incurred in conjunction with the processing and documentation of the requirements of this Section 24.1.11 (whether or not the Permitted Transaction is actually consummated); and
24.1.11.7    Lessee shall have given Lessor: (a) not less than thirty (30) days’ prior written notice of such Permitted Transaction; and (b) not less than forty-eight (48) hours’ prior notice of the execution of any agreement to enter into such Permitted Transaction, which notice may be oral and only needs to identify the counterparty to such Permitted Transaction and that Brookdale and/or its Affiliates intend to enter into an agreement to effect a Permitted Transaction hereunder (it being agreed that Lessee shall not be required to deliver any supporting documentation prior to the execution of such agreement). Lessor shall keep any notice given pursuant to clause (b) of this Section 24.1.11.7 confidential in accordance with Section 45.1.7.
24.1.12    Affiliate Transactions. Notwithstanding anything to the contrary contained in this Article XXIV but subject to the provisions of Section 24.1.8 above, Lessor’s consent shall not be required in connection with, and the provisions of Section 24.1.2.2 shall not apply (i.e., there shall not be any Transfer Consideration payable and no additional guaranty shall be required) in connection with or related to, (a) any assignment of Lessee’s interest in this Lease to one or more Affiliate(s) of Lessee (if more than one, jointly and severally as “Lessee” hereunder), (b) any Transfer consisting of a transfer of any direct or indirect interest in Lessee to one or more Affiliate(s) of Lessee so long as (x) such transfer does not result in a change of control of, or other Transfer with respect to, Brookdale, in each case in violation of this Article XXIV, and (y) Brookdale continues to control Lessee or (c) a Master Sublease of all or any portion of the Leased Property to an Affiliate of Lessee (including any engagement by Lessee of an Affiliate to operate or manage all or any portion of the Leased Property) (each of the aforesaid acts referred to in clauses (a) through (c) being a “Permitted Affiliate Transaction”), so long as in connection therewith, each of the following conditions is met:
24.1.12.1    In connection with such Permitted Affiliate Transaction, there is no change in the use of the Leased Property of any Facility from its Primary Intended Use;
24.1.12.2    No Event of Default shall have occurred and be continuing;
24.1.12.3    In the case of such an assignment described in clause (a) of Section 24.1.12 above, (i) the assignee(s) shall assume (jointly and severally) all of the obligations of Lessee hereunder accruing subsequent to the effective date of such assignment by an instrument in writing in form and substance reasonably satisfactory to Lessor, and a copy thereof shall be delivered to Lessor along with the notice specified in Section 24.1.12.7 below,

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(ii) the original Lessee shall not be released from any of the obligations of the Lessee hereunder, whether occurring prior to or after the effective date of such transaction, and if requested by Lessor, shall execute a written guaranty of the “Lessee’s” obligations under this Lease in a form satisfactory to Lessor, and (iii) a copy of such executed assumption shall be delivered to Lessor along with the notice;
24.1.12.4    In the case of any Master Sublease, (i) such Master Sublease shall be subject to the provisions of Section 24.1.5 above and such Master Sublease shall comply with all of the applicable provisions of this Article XXIV (except for the Lessor consent requirement), and a copy of such Master Sublease shall be delivered to Lessor along with the notice specified in 24.1.12.7 below, and (ii) Lessee shall not be released from any of the obligations of Lessee hereunder, whether occurring prior to or after the effective date of such transaction;
24.1.12.5    In connection with any Permitted Affiliate Transaction, no Guarantor shall be released of any of its obligations under a Guaranty, and each Guarantor shall execute a written reaffirmation of its obligations under such Guaranty in form and substance reasonably satisfactory to Lessor and deliver the same to Lessor along with the notice specified in 24.1.12.7 below;
24.1.12.6    Concurrently with the effective date of any such Permitted Affiliate Transaction (other than any transfer permitted under clause (b) of Section 24.1.12 above), Lessee shall cause the applicable Affiliate to grant to Lessor a security interest in form and substance reasonably satisfactory to Lessor with respect to such Affiliate’s personal property (whether tangible or intangible) consistent with (and subject to the same limitations and exclusions (if any) from such grant as) the security interest granted to Lessor pursuant to Section 16.8 hereof by Lessee, in each case, as additional security for Lessee’s obligations under this Lease and the obligations of any such Affiliate under this Lease and/or such Master Sublease, as applicable, and such agreement granting such security interest shall be delivered to Lessor along with the notice specified in 24.1.12.7 below; and
24.1.12.7    Not less than ten (10) days prior to the effectiveness of any Permitted Affiliate Transaction, Lessee shall notify Lessor in writing of Lessee’s intention to enter into such Permitted Affiliate Transaction, the effective date thereof, the facts placing the same within the provisions of this Section 24.1.12 and any other change in the address for billings and notices to the Lessee pursuant to this Lease, accompanied by a copy of any documents and/or instruments required under the provisions of this Section 24.1.12, and Lessee shall deliver to Lessor executed copies of such documents and/or instruments on or prior to the effective date thereof.
24.1.13    Asset Transfers. Notwithstanding anything to the contrary in this Article XXIV but subject to the provisions of Section 24.1.8 above, Lessor’s consent shall not be required in connection with, and the provisions of Section 24.1.2.2 shall not apply (i.e., there shall not be any Transfer Consideration payable and, except as provided below in this Section 24.1.13, no additional guaranty shall be required) with respect to, a sale, conveyance, assignment, dividend, distribution or other Transfer by any subsidiary of Brookdale (other than a Guarantor)

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of all or substantially all of its assets (excluding (a) any interest in this Lease or the Leased Property unless such a Transfer would otherwise be permitted by the provisions of this Article XXIV and (b) any Lessee’s Personal Property and Intangible Property and other property in which Lessor is granted a security interest in accordance with the provisions of this Lease), so long as each Guarantor is a domestic entity and remains liable under the applicable Guaranty. The foregoing provisions of this Section 24.1.13 shall not limit the provisions of Section 24.1.11 or the other provisions of this Article XXIV.
24.1.14    Change of Control of Brookdale Controlling Person. Notwithstanding anything to the contrary in this Article XXIV, but subject to the provisions of Section 24.1.8 above, and without limiting Lessee’s rights under the other provisions of this Article XXIV (including Section 24.1.10), with respect to any Controlling Person of Brookdale, a change of control with respect to such Controlling Person that (if the direct equityholders of Brookdale were the ultimate Controlling Person of Lessee) would not involve a Transfer, shall be permitted under this Article XXIV without any prior written notice to, or consent of, Lessor so long as after giving effect to such change of control:
(a)    Such Controlling Person, Brookdale, another subsidiary of such Controlling Person that owns a direct or indirect interest in Brookdale, or the Restructured Manager that manages and operates the Facilities, as applicable, is deemed to have “sufficient experience” pursuant to Section 24.1.11.2 at the time of such change of control or during the relevant period thereafter, as applicable under Section 24.1.11.2;
(b)    Such transaction shall not result in any violation, in any material respect, of any regulatory requirements.  Without limiting the generality of the foregoing, the applicable Controlling Person, and the purchaser or transferee or successor with respect to such change of control, shall be in compliance with the requirements of the Orders, and none of them, nor any of their respective Affiliates, (i) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other Lists, (ii) is a Person (as defined in the Orders) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (iii) is directly or indirectly owned (to its knowledge, in the case of any indirect owner with less than a twenty-five (25%) indirect ownership interest) or controlled by (including without limitation by virtue of such Person being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; and
(c)    No monetary Event of Default shall have occurred and be continuing hereunder at the time of the consummation of such change of control.
ARTICLE XXV.
25.1    Officer’s Certificates and Financial Statements.
25.1.1    Officer’s Certificate. At any time and from time to time upon Lessee’s receipt of not less than fifteen (15) Business Days’ prior written

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request by Lessor, Lessee shall furnish to Lessor an Officer’s Certificate certifying (i) that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and setting forth the modifications; (ii) the dates to which the Rent has been paid; (iii) whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Lessee may have knowledge; and (iv) responses to such other questions or statements of fact as Lessor, any ground or underlying lessor, any purchaser or any current or prospective Facility Mortgagee shall reasonably request. If Lessee fails to deliver such Officer’s Certificate within such fifteen (15) Business Day period, thereafter Lessee’s failure to deliver such Officer’s Certificate within five (5) Business Days Lessor delivers a second notice including the following legend in bold, fourteen (14) point type at the top of such request: “THIS IS A SECOND REQUEST FOR AN OFFICER’S CERTIFICATE OF LESSEE PURSUANT TO SECTION 25.1.1 OF THE LEASE. FAILURE TO RESPOND TO THIS REQUEST WITHIN FIVE (5) BUSINESS DAYS WILL RESULT IN LESSEE BEING DEEMED TO HAVE DELIVERED THE ACKNOWLEDGMENT SET FORTH IN SUCH SECTION 25.1.1”, shall constitute an acknowledgment by Lessee that (x) this Lease is unmodified and in full force and effect except as may be represented to the contrary by Lessor; (y) Lessor is not in default in the performance of any covenant, agreement or condition contained in this Lease; and (z) the other matters set forth in such request, if any, are true and correct. Any such certificate furnished pursuant to this Article may be relied upon by Lessor and any current or prospective Facility Mortgagee, ground or underlying lessor or purchaser of the Leased Property or any portion thereof.
25.1.2    Statements. Lessee shall furnish the following statements to Lessor:
(a)    within one hundred twenty (120) days after the end of each of Lessee’s and Guarantor’s fiscal years, a copy of the audited consolidated balance sheets of Lessee, Guarantor and their respective consolidated Subsidiaries as of the end of such fiscal year, and related audited consolidated statements of income, changes in common stock and other stockholders’ equity and changes in the financial position of Lessee, its consolidated Subsidiaries and Guarantor for such fiscal year, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants. For so long as Lessee and Guarantor have the same fiscal year, only a single audited consolidated balance sheet, a single audited consolidated statement of income, a single audited consolidated statement of changes in common stock and other stockholders’ equity and a single audited consolidated statement of changes in financial position shall be required under this Section 25.1.2(a);
(b)    within forty-five (45) days after the end of each fiscal quarter (other than the last fiscal quarter during any fiscal year of the applicable Person), (i) a copy of the unaudited consolidated balance sheets of Lessee, Guarantor and their respective consolidated Subsidiaries as of the end of such fiscal quarter, and related unaudited consolidated statements, changes in common stock and other stockholders’ equity and changes in the financial position of Lessee, Guarantor and their respective consolidated Subsidiaries for such fiscal quarter, and (ii) a

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statement of income of Lessee, Guarantor and their respective consolidated Subsidiaries that sets forth the results for both such fiscal quarter and year-to-date, in all cases prepared in accordance with GAAP applied on a basis consistently maintained throughout the applicable period;
(c)    within one hundred twenty (120) days after the end of each of Lessee’s and Guarantor’s fiscal years, and together with the annual audit report furnished in accordance with clause (a) above, an Officer’s Certificate stating that to the best of the signer’s knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;
(d)    within twenty (20) days after the end of each calendar month, Facility level statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for each Facility for each such calendar month;
(e)    upon request by Lessor (but not more frequently than once each fiscal year of Lessee), a copy of each cost report filed with the appropriate governmental agency for each Facility (provided, however, with respect to each request therefor, if Lessee’s reasonable costs and expenses incurred in assembling and delivering copies of such cost reports shall exceed One Thousand Five Hundred Dollars ($1,500) for the applicable request, Lessor shall reimburse Lessee for the amount of such reasonable costs and expenses actually incurred by Lessee in complying with such request);
(f)    promptly upon Lessee’s receipt thereof, copies of all material written communications received by Lessee from any regulatory agency relating to any proceeding, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at each Facility, including patient and resident care, patient and resident activities, patient and resident therapy, dietary, medical records, drugs and medicines, supplies, housekeeping and maintenance, or the condition of each Facility, and involving an actual or threatened warning, imposition of a material fine or a penalty, or suspension, termination or revocation of any Required Governmental Approval;
(g)    promptly upon Lessee’s receipt thereof, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Leased Property or any Capital Additions or Lessee’s use thereof, the subject matter of which, if adversely determined, would be reasonably likely to have a material adverse effect on the continued operation, in accordance with the terms of this Lease, of the subject Facility(ies);
(h)    with reasonable promptness, such other information respecting (i) the financial and operational condition and affairs of Lessee, any Guarantor and each Facility, (ii) the physical condition of the Leased Property and any Capital Additions and (iii) any suspected Transfer, including the then equity or voting ownership in Lessee or in any Controlling Person(s), in each case as Lessor may reasonably request, in the form of a questionnaire or otherwise, from time to time; and

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(i)    reasonably promptly following Lessor’s request therefor, copies of all Required Governmental Approvals for each such Facility (provided, however, that Lessee shall have no obligation to separately deliver copies of any such Required Governmental Approvals to the extent that Lessor then has access to a web-based system maintained by Lessee that contains copies of such Required Governmental Approvals).

25.1.3    Lessee’s Submission of Certificates/Statements. Lessee shall be obligated to furnish Lessor with all certificates and statements required under this Article XXV by (i) delivery of printed copies of the same to Lessor at its address set forth in Article XXXIII below or any other address that Lessor may from time to time designate in writing and (ii) electronic delivery of the same to Lessor in Microsoft® Office Excel format to the extent available in such format (or such other format as Lessor may from time to time reasonably require) at any electronic mail address that Lessor may from time to time designate in writing.
ARTICLE XXVI.
26.1    Lessor’s Right to Inspect and Show the Leased Property and Capital Additions. Without limiting Lessor’s rights provided in Section 9.7, Lessee shall permit Lessor and its authorized representatives, upon not less than three (3) Business Days prior written notice (provided that no such notice shall be required after the occurrence, and during the continuance, of any Event of Default), to (i) inspect the Leased Property and any Capital Additions and (ii) exhibit the same to prospective purchasers and lenders, and during the last twelve (12) months of the Term applicable to each portion of the Leased Property and Capital Additions, to prospective lessees or managers, in each instance during usual business hours and subject to any reasonable security, health, safety or confidentiality requirements of Lessee and to any Legal Requirement or Insurance Requirement. Lessee shall cooperate with Lessor in exhibiting the Leased Property and any Capital Additions to prospective purchasers, lenders, lessees and managers.
ARTICLE XXVII.
27.1    No Waiver. No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right, power or remedy hereunder and no acceptance of full or partial payment of Rent during the continuance of any default or Event of Default shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.
ARTICLE XXVIII.
28.1    Remedies Cumulative. Each legal, equitable or contractual right, power and remedy of Lessor now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor of any or all of such other rights, powers and remedies.

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ARTICLE XXIX.
29.1    Acceptance of Surrender. No surrender to Lessor of this Lease or of the Leased Property or any Capital Additions or any part(s) thereof or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.
ARTICLE XXX.
30.1    No Merger. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (ii) the fee estate in the Leased Property or any parts thereof.
ARTICLE XXXI.
31.1    Conveyance by Lessor. Lessor may, without the prior written consent or approval of Lessee, sell, transfer, assign, convey or otherwise dispose of any or all of the Leased Property. If Lessor or any successor owner of the Leased Property shall sell, transfer, assign, convey or otherwise dispose of the Leased Property other than as security for a debt, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor with respect to such Leased Property under this Lease arising or accruing from and after the date of such sale, transfer, assignment or other disposition and all such future liabilities and obligations with respect to such Leased Property shall thereupon be binding upon such purchaser, grantee, assignee or transferee. In the event of any such sale, transfer, assignment, conveyance or other disposition (other than as security for a debt) of less than all of the Leased Property then subject to this Lease, the provisions of Section 31.2 hereof shall apply.
31.2    New Lease. Lessor shall have the right, in connection with any Separation Event during the Term, by written notice to Lessee, to require Lessee to execute an amendment to this Lease whereby the Leased Property of one or more Facilities affected by such Separation Event (individually, a “Separated Property” or collectively, the “Separated Properties”) is separated and removed from this Lease, and to simultaneously execute a substitute lease with respect to such Separated Property(ies), in which case:
31.2.1    Lessor and Lessee shall execute a new lease (the “New Lease”) for such Separated Property(ies), effective as of the date specified in Section 31.2.3 below (the “New Lease Effective Date”), in the same form and substance as this Lease, but with such changes thereto as necessary to reflect the separation of the Separated Property(ies) from the balance of the Leased Property and the survival of the Surviving Prior Lease Documents with respect to the applicable Lessors (or their successors) party thereto (if such Surviving Prior Lease Documents shall not have previously expired or terminated), including specifically the following:

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(a)    The total monthly Minimum Rent and Additional Rent payable under such New Lease shall be the total applicable monthly Allocated Minimum Rent and Allocated Additional Rent with respect to such Separated Property(ies);
(b)    All Minimum Rent and Additional Rent rental escalations under the New Lease shall be at the times and in the amounts set forth in this Lease for Minimum Rent and Additional Rent increases; and
(c)    The New Lease shall provide that the lessee thereunder shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Separated Property(ies), that were not paid, performed and satisfied in full prior to the effective date of the New Lease (and Lessee under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the effective date of such New Lease).
31.2.2    Lessor and Lessee shall also execute an amendment to this Lease effective as of the New Lease Effective Date reflecting the separation of the Separated Property(ies) from the balance of the Leased Property and making such modifications to this Lease as are necessitated thereby at no material cost to Lessee and with no adverse effect on its rights, obligations and/or benefits hereunder (other than of a de minimis nature).
31.2.3    In the case of any New Lease that is entered into in accordance with this Section 31.2 such New Lease shall be effective on the date which is the earlier of (i) the date the New Lease is fully executed and delivered by the parties thereto and (ii) the date specified in the written notice from Lessor to Lessee requiring a New Lease as described above, which date shall be no sooner than ten (10) days after the date such notice is issued.
31.2.4    Lessee and Lessor shall take such actions and execute and deliver such documents, including without limitation the New Lease and an amendment to this Lease, as are reasonably necessary and appropriate to effectuate the provisions and intent of this Section 31.2.
31.2.5    Each party shall bear its own costs and expenses in connection with any New Lease entered into in accordance with this Section 31.2.
31.3    New Master Lease. Lessor shall have the right, exercisable in its discretion at any time during the Term by giving written notice thereof to Lessee, to require Lessee to execute and deliver (and cause the lessee(s) under any Other Lease to execute and deliver) an amendment to this Lease (and cause any guarantor of such Other Lease and each Guarantor hereof to execute and deliver consents and reaffirmations of the applicable guaranties), such that the Leased Property and the facilities covered by the Other Lease (collectively, the “Other Leased Property”) are leased by Lessor and the lessor(s) under such Other Lease to Lessee and the lessee(s) under such Other Lease, jointly and severally, pursuant to a single, indivisible, integrated and unitary lease agreement and economic unit (a “New Master Lease”). The lease of the Leased Property pursuant to such New Master Lease shall be

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

upon the same terms and conditions set forth in this Lease with respect to the Leased Property. The lease of the Other Leased Property pursuant to such New Master Lease shall be upon the same economic terms and conditions (i.e., rent, rent escalations, term and renewal options) as are set forth in such Other Lease, but otherwise upon substantially the same non-economic terms and conditions as are applicable to the Leased Property pursuant to this Lease. For purposes of implementing the foregoing with respect to the Other Leased Property, the parties acknowledge that the form of the amendment to this Lease adding the Other Leased Property to the “Leased Property” covered hereby shall be customary for similar transactions and is reasonably acceptable to Lessor and Lessee and with such changes thereto as are necessary to reflect the economic terms and conditions of such Other Lease, other facts relating to the Other Leased Property, and the leasing of the Leased Property and the Other Leased Property pursuant to a single, indivisible, integrated and unitary lease agreement and economic unit. Effective as of the date of execution and delivery of a New Master Lease, this Lease shall be deemed to be amended and restated in its entirety by such New Master Lease; provided, however, that neither Lessee nor any Guarantor shall be released from any of the obligations of the Lessee hereunder or any Guarantor under a Guaranty occurring prior to such date and the Surviving Prior Lease Documents (if such Surviving Prior Lease Documents shall not have previously expired or terminated) shall survive such amendment and restatement. Notwithstanding anything to the contrary contained in this Section 31.3, (a) Lessor’s right to require Lessee to enter into a New Master Lease is expressly conditioned upon the approval thereof by any Facility Mortgagee hereunder and the facility mortgagee of all or any portion of the Other Leased Property and (b) for avoidance of doubt, the transfer restrictions, limitations and provisions set forth in this Lease (including, without limitation, those relating to Transfer Consideration), and not the transfer restrictions, limitations and provisions contained in the Other Lease, shall be incorporated in and govern the New Master Lease.
ARTICLE XXXII.
32.1    Quiet Enjoyment. So long as Lessee shall pay the Rent as the same becomes due and shall comply with the terms of this Lease and perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all Permitted Encumbrances.
ARTICLE XXXIII.
33.1    Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a “notice”) must be in writing and may be served personally, by overnight courier or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

If to Lessor or
Collateral Agent:	c/o HCP, Inc.
1920 Main Street, Suite 1200
Irvine, California 92614
Attention: General Counsel
Fax: (949) 407-0800

with a copy to:	Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Harris B. Freidus, Esq. and
Salvatore Gogliormella, Esq.
Fax: (212) 492-0064 and (212) 492-0302

If to Lessee:	c/o Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, Tennessee 37027
Attention: General Counsel
Fax: (615) 564-8204

with a copy to:	Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker, Ste.3300
Chicago, Illinois 60606
Attn: Nancy Olson, Esq.
Fax: (312) 407-0532

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In lieu of notice by U.S. Mail, either party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier’s delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes.
ARTICLE XXXIV.
34.1    Appraiser. If it becomes necessary to determine the Fair Market Value, Fair Market Rental or Leasehold FMV of any Facility for any purpose pursuant to this Lease, the same shall be determined by two independent appraisal firms, in which one or more of the members, officers or principals of such firm are members of the Appraisal Institute (or any successor organization thereto) and such member has a minimum of 10 years of experience in appraising properties similar in size, scope and use as the Facilities (each, an “Appraiser” and collectively, the “Appraisers”), one such Appraiser to be selected by Lessor to act on its behalf

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

and the other such Appraiser to be selected by Lessee to act on its behalf. Lessor or Lessee, as applicable, shall cause its Appraiser to, within ninety (90) days (the “Initial Appraisal Period”) after the date of the original request for a determination of Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility, determine the Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility as of the relevant date (giving effect to the impact, if any, of inflation from the date of the Appraiser’s decision to the relevant date); provided, however, that if either party shall fail to appoint its Appraiser within the time permitted, or if two Appraisers shall have been so appointed but only one such Appraiser shall have made such determination within such ninety (90) day period, then the determination of such sole Appraiser shall be final and binding upon the parties. A written report of each Appraiser shall be delivered and addressed to each of Lessor and Lessee. To the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, an appraisal of Fair Market Value for purposes of this Lease shall take into account and shall give appropriate consideration to all three customary methods of appraisal (i.e., the cost approach, the sales comparison approach and the income approach), and no one method or approach shall be deemed conclusive simply by reason of the nature of Lessor’s business or because such approach may have been used for purposes of determining the fair market value of the applicable Facility at the time of acquisition thereof by Lessor. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law.
34.1.1    If the two Appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed five percent (5%) of the lesser of such amounts then the Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed five percent (5%) of the lesser of such amounts, then such two Appraisers shall have twenty (20) days to appoint a third Appraiser meeting the above requirements, but if such Appraisers fail to do so, then either party may request the United States District Court for the District of Delaware or, in the case of claims over which the federal courts do not have jurisdiction, the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) to appoint an Appraiser meeting the above requirements (such Appraiser, the “Third Appraiser”) within twenty (20) days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. Any Appraiser appointed by the original Appraisers or by such court shall be instructed to determine the Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility within sixty (60) days (together with the Initial Appraisal Period, the “Appraisal Period”) after appointment of such Appraiser.
34.1.2    If a Third Appraiser is appointed in accordance with Section 34.1.1, then such Third Appraiser shall choose which of the determinations made by the other two (2) Appraisers shall be final and binding, and such chosen determination shall be final and binding upon Lessor and Lessee as the Fair Market Value, Fair Market Rental or Leasehold FMV of such Facility.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

34.1.3    Lessor and Lessee shall each pay the fees and expenses of the Appraiser appointed by it and each shall pay one-half (1/2) of the fees and expenses of the Third Appraiser.
ARTICLE XXXV.
35.1    Removal Facilities. The following provisions shall apply with respect to the Removal Facilities.
35.1.1    Subject to the terms and conditions of this Section 35.1, the Lease Documents, and the respective obligations of Lessor, Lessee and Guarantor hereunder and thereunder, shall be modified to terminate with respect to each Removal Facility, and each Removal Facility shall be removed from the Leased Property, at 11:59:59 p.m. (Los Angeles time) (the “Modification Time”) on the day (which is also referred to herein as the “Modification Date”) immediately preceding the earliest to occur of (a) three hundred sixty-five (365) days following the Commencement Date, (b) the date that such Removal Facility has been transitioned to a Successor Operator and (c) only in the case of the Removal Facilities listed on Schedule 35.1.1 attached hereto, the date (in no event later than December 31, 2017) specified in any written notice delivered by Lessor to Lessee for this purpose in advance of such date (the earliest to occur of (a), (b) and (c), the “Removal Date”). In the event that a Removal Facility has not been transitioned to a Successor Operator by the Modification Date, the applicable Removal Facility Owner shall lease such Removal Facility to the applicable Removal Facility Operator, and the applicable Removal Facility Operator shall lease such Removal Facility from the applicable Removal Facility Owner, pursuant to a cash flow lease in substantially the form of cash flow lease attached hereto as Exhibit F, which cash flow lease shall provide that (i) it has a term of two (2) years and is terminable by the Removal Facility Operator (without penalty at any time) upon forty-five (45) days’ notice and (ii) the Removal Facility Operator shall deduct from the payment of rent thereunder, pursuant to item 1 of the “Rent Adjustment” described on Schedule 5.1 thereof, an amount equal to (x) prior to the first anniversary of such cash flow lease, (A) [***] of the gross revenues of the applicable Removal Facility unless such Removal Facility is a Delay Risk Facility and (B) [***] of the gross revenues of the applicable Removal Facility if such Removal Facility is a Delay Risk Facility, and (y) from and after the first anniversary of such cash flow lease, [***] of the gross revenues of the applicable Removal Facility. Except as set forth in this Section 35.1 or in the Master Agreement, neither Lessor, on the one hand, nor Lessee or Guarantor, on the other hand, shall, with respect to any particular Removal Facility, have any further obligations to the other under any of the Lease Documents subsequent to the Modification Date and Modification Time applicable to such Removal Facility.
35.1.2    Neither Lessee nor Guarantor shall pay, or be obligated or responsible for, any deferred capital expenditure obligations (or similar obligations) with respect to any Removal Facility, or the cost of any repairs or restorations at any Removal Facility, that would otherwise become due hereunder (or, for greater certainty, under the applicable Existing Lease) upon the expiration or

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

termination of this Lease with respect to such Removal Facility, other than any obligations of Lessee relating to any event or condition that shall first arise during the period following the Effective Date and ending on the Modification Date at the Modification Time with respect to such Removal Facility (ordinary wear and tear excluded), and Lessor (for itself and its Affiliates and successors) hereby irrevocably waives any such claims or rights to the contrary. For avoidance of doubt, the foregoing sentence shall not relieve Lessee or Guarantor of any of its indemnification obligations under the Lease Documents with respect to third-party claims arising out of the condition of any Removal Facility (including any claim that such condition violates any Legal Requirements).
35.1.3    Lessor shall return to Lessee any and all amounts deposited (or caused to be deposited) by Lessee with Lessor (or into an account as directed by Lessor) remaining in any replacement reserve accounts, capital expenditure accounts, or other escrow accounts, together with any security deposits and letters of credit posted (or caused to be posted) by Lessee with Lessor (or in any other Person’s favor as directed by Lessor) remaining (but excluding the Security Deposit, which shall be held, applied and/or returned in accordance with Section 44.1.7), with respect to any Removal Facility on the Modification Date at the Modification Time with respect to such Removal Facility, it being acknowledged and agreed that Lessor shall be deemed to have returned any such amount if Lessee receives a credit in the full (remaining) amount thereof under the terms of the operations transfer agreement for such Removal Facility.
35.1.4    For the avoidance of doubt, the termination of this Lease with respect to any Removal Facility shall not result in a reduction, modification or adjustment of the obligation of Lessor to fund the then-current aggregate balance of the Planned Capital Refurbishment Project Lessor Funding Amount in accordance with this Lease.
35.1.5    Notwithstanding the modifications provided for in Section 35.1.1 above, but without limiting the provisions of Sections 35.1.2, 35.1.3 and 35.1.4, the following obligations of Lessor, Lessee and Guarantor shall be reserved and continue subsequent to the Modification Date and Modification Time with respect to each Removal Facility:
(a)    Each of Lessee and Guarantor, jointly and severally, shall remain responsible for all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys’ fees and court costs, incurred by Lessor and arising from or out of any matters for which Lessee is obligated to indemnify, defend and/or hold harmless Lessor, and the right to such indemnity survives the modification of the Lease Documents, under the terms of the Lease Documents and which have occurred or arose out of any events, circumstances or other matters on or before the Modification Date with respect to such Removal Facility.
(b)    Lessor shall remain responsible for all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

of every kind or nature, including reasonable attorneys’ fees and court costs, incurred by Lessee and arising from or out of any matters for which Lessor is obligated to indemnify, defend and/or hold harmless Lessee under the Lease and which have occurred or arose out of any events, circumstances or other matters on or before the Modification Date with respect to such Removal Facility.
(c)    Each of Lessee and Guarantor, jointly and severally, shall remain liable for the cost of all Additional Charges relating to such Removal Facility pursuant to Sections 3.2, 16.2, 37.5 and 42.1 of this Lease (including all taxes and assessments, utilities charges, insurance premiums and other expenses incurred in connection with the operation, maintenance and use of the Leased Property of such Facility) in each case to the extent incurred or accrued through and including the Modification Date with respect to such Removal Facility until full payment thereof.
(d)    Each of Lessee and Guarantor, jointly and severally, shall remain responsible for and shall pay any personal property taxes assessed against the Leased Property of such Removal Facility or any personal property (including any Lessee’s Personal Property) therein or thereon with a lien date on or prior to the Modification Date for such Removal Facility, irrespective of the date of the billing therefor, and shall, indemnify, defend and hold harmless Lessor with respect to any claims for such taxes or resulting from non-payment thereof.
(e)    Without limiting the generality or specific nature of the foregoing, each of Lessee and Guarantor, jointly and severally, shall remain responsible for and shall pay all other amounts, liabilities and obligations arising prior to or on the applicable Modification Date in connection with the Leased Property of each Removal Facility (other than those expressly stated in the Lease Documents not to be an obligation of Lessee), including every fine, penalty, interest and cost which may be added for non-payment or late payment of the obligations of Lessee.
35.1.6    In furtherance of Lessee’s obligation to reasonably cooperate with Lessor in transitioning the Removal Facilities pursuant to Section 45.1.5 and subject to the terms of the Master Agreement, Lessee shall, in connection with each Removal Facility, execute and deliver an operations transfer agreement in the form of Exhibit D attached hereto, which form shall be subject to modification to the extent reasonably requested by Lessor, in light of the specific circumstances under which the applicable Removal Facility is being transitioned (provided that such modification does not increase Lessee’s liability or obligations in any material respect), and comply with the terms of such operations transfer agreement. In addition to and without limiting the generality of the foregoing, Lessee shall (i) deliver to the Successor Operator under the applicable operations transfer agreement possession of such Removal Facility, and all other property or interests required thereunder to be conveyed or assigned by Lessee, in accordance with the terms thereof, (ii) deliver to Lessor lists and copies of certain contracts for good and services relating to such Removal Facility in accordance with the Master Agreement, and (iii) execute and deliver to Lessor, at the time of the execution of any purchase and sale agreement for, and at the closing of any sale of, such Removal Facility, a representation and warranty certificate and indemnity agreement in the form of Exhibit E attached hereto.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

35.1.7    Lessee hereby waives any claim under this Lease to each Removal Facility, irrespective of the party that originally paid for acquisition, construction or installation thereof, as of the Removal Date applicable thereto. Without limiting the foregoing, it is expressly understood and agreed that Lessor shall not be obligated to reimburse Lessee for any replacements, rebuildings, alterations, additions, substitutions and/or improvements that are surrendered as part of or with any Removal Facility.
35.1.8    Lessee hereby agrees that all of Lessee’s Personal Property and Intangible Property with respect to any Removal Facility (other than Lessee’s Excluded Assets and property which is conveyed to the Successor Operator pursuant to Section 35.1.6) shall become the property of the applicable Lessor (free of any encumbrance) on the Modification Date at the Modification Time applicable to such Removal Facility. Each of Guarantor and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership of such Lessee’s Personal Property and Intangible Property and discharge any encumbrance thereon, except to the extent that the applicable Lessor has the right to, and does, elect to have Lessee remove any such Lessee’s Personal Property and Intangible Property (in which event Lessee shall remove such Lessee’s Personal Property and Intangible Property), in each case in accordance with this Lease.
35.1.9    Effective upon the termination of this Lease with respect to any Removal Facility:
(a)     if the Removal Facility Owner is not also the “Lessor” for another Facility which has not been removed from this Lease, then such Person shall be removed as a Person comprising Lessor (as its interest may appear) under this Lease, and the definition of “Lessor” appearing in Section 2.1 hereof shall be automatically deemed amended to remove such Person therefrom; provided that each such Person shall remain liable to Lessee, and Lessee and Guarantor shall continue to remain liable (jointly and severally) to each such Person, in each case to the extent provided herein (it being understood that, for purposes of this proviso, “Lessee” shall be defined without giving effect to the removal described in clause (b) below);
(b)    if the Removal Facility Operator for such Removal Facility is not also the “Lessee” for another Facility which has not been removed from this Lease, then such Person shall be removed as a Person comprising Lessee (as its interest may appear) under this Lease, and the definition of “Lessee” appearing in Section 2.1 hereof shall be automatically deemed amended to remove each such Person therefrom; provided that Lessor shall remain liable to each such Person, and each such Person shall continue to remain liable (jointly and severally with the other Persons comprising Lessee prior to the Modification Time and with Guarantor) to Lessor, in each case to the extent provided herein (it being understood that, for purposes of this proviso, “Lessor” shall be defined without giving effect to the removal described in clause (a) above);
(c)    if such Removal Facility is the last Facility that is located in any particular state specified in Article XLVII hereof, (i) the state law provisions applicable to such particular state set forth in Article XLVII shall be deemed to be deleted and (ii) all references in

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Schedule 1 (State-Specific Impositions) to such particular state shall be deemed to be deleted; and
(d)    any and all references to such Removal Facility in Schedule 7.4.1 (List of Competing Communities) shall be deemed to be deleted.
35.1.10    Promptly upon the termination of this Lease with respect to each Removal Facility, Lessor and Lessee shall execute and acknowledge in form acceptable for recording in the local land records in which the Leased Property of such Removal Facility is located, and otherwise in form and substance reasonably satisfactory to Lessor, a written instrument evidencing the modification of this Lease as, and if, necessary to remove as a matter of record such Removal Facility from this Lease (or any previously recorded memoranda thereof). Lessor shall have the right to cause each such instrument to be recorded in the appropriate local land records. For the avoidance of doubt, Lessor is authorized to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor’s security interest in the Collateral following the Removal Date applicable to any Removal Facility.
35.1.11    Notwithstanding anything to the contrary herein, within thirty (30) days after the Commencement Date, Lessor shall have the right to elect, by written notice delivered to Lessee within such thirty (30) day period, to add the Fountaingrove Facility to Schedule 35.1 attached hereto and to make such Facility a Removal Facility.
35.2    CA Removal Facilities. The following provisions shall apply with respect to the CA Removal Facilities.
35.2.1    Subject to the terms and conditions of this Section 35.2, the Lease Documents, and the respective obligations of Lessor, Lessee and Guarantor hereunder and thereunder, shall be modified to terminate with respect to each CA Removal Facility, and each CA Removal Facility shall be removed from the Leased Property, at 11:59:59 p.m. (Los Angeles time) (the “CA Modification Time”) on the day (which is also referred to herein as the “CA Modification Date”) immediately preceding the earliest to occur of (a) December 1, 2017, (b) the date that such CA Removal Facility has been sold and/or transitioned to a Successor Operator and (c) the CA Removal Facility Commencement Date with respect to such CA Removal Facility (the earliest to occur of (a), (b) and (c), the “CA Removal Date”). Except as set forth in this Section 35.2 or in the 2016 Master Agreement, neither Lessor, on the one hand, nor Lessee or Guarantor, on the other hand, shall, with respect to any particular CA Removal Facility, have any further obligations to the other under any of the Lease Documents subsequent to the CA Modification Date and CA Modification Time applicable to such CA Removal Facility. As used herein, (x) the term “CA Removal Facility Commencement Date” shall mean, with respect to each CA Removal Facility, the first date on which the applicable OpCo shall have filed an application with the California Department of Social Services to be licensed to operate such CA Removal Facility and the applicable parties shall have entered into a Replacement Lease Arrangement with respect to such CA Removal Facility, and (y)

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

the term “Replacement Lease Arrangement” shall mean, with respect to each CA Removal Facility, (A) the owner of such CA Removal Facility (the “CA Facility Owner”) leasing such CA Removal Facility to the applicable OpCo pursuant to a “TRS” lease, (B) the applicable OpCo subleasing such CA Removal Facility to the current operator of such CA Removal Facility (the “CA Operator”) pursuant to the Removed Facilities Replacement Lease, (C) the CA Facility Owner executing and delivering in favor of the CA Operator, and the other tenants under the Removed Facilities Replacement Lease, a guaranty of the applicable OpCo’s obligations under the Removed Facilities Replacement Lease, and (D) the applicable OpCo entering into a management agreement (each, a “Management Agreement”) substantially similar in form and substance to the agreement attached hereto as Exhibit G with BKD Twenty-One Management Company, Inc. (or another Affiliate of Lessee that is acceptable to HCP and that is an Eligible Independent Contractor (as defined in the agreement attached as Exhibit G)), provided that the Management Agreement will become effective only upon the applicable OpCo being issued a license to operate such CA Removal Facility from the California Department of Social Services, will expire on June 30, 2019, will be terminable by the applicable OpCo (without penalty at any time) upon forty-five (45) days’ notice to the manager, and will provide for fee arrangements that would achieve the same result that would have been achieved if the applicable CA Removal Facility was still subject to the terms of the Removed Facilities Replacement Lease, with (i) the base management fee under the Management Agreement being calculated and paid in the same manner that the amount payable to the tenants under the Removed Facilities Replacement Lease pursuant to item 1 of the “Rent Adjustment” described on Schedule 5.1 of the Removed Facilities Replacement Lease with respect to such CA Removal Facility is calculated and paid under the Removed Facilities Replacement Lease, and (ii) the annual incentive fee under the Management Agreement being calculated and paid as if it were being calculated and paid as part of the “Additional Rent Adjustment” under the Removed Facilities Replacement Lease. Lessor and Lessee shall (and shall cause their respective Affiliates to) reasonably cooperate to consummate the Replacement Lease Arrangement with respect to each CA Removal Facility no later than December 1, 2017, and (without limiting the generality of the foregoing) Lessee shall reasonably cooperate with the applicable OpCo as reasonably requested by Lessor in connection with Lessor’s application for and obtaining a license to operate such CA Removal Facility and shall cause BKD Twenty-One Management Company, Inc. (or another Affiliate of Lessee that is acceptable to HCP and that is an Eligible Independent Contractor) to enter into the Management Agreement for such CA Removal Facility effective upon HCP’s receipt of such license. Lessor shall reimburse Lessee for any and all reasonable out of pocket costs and expenses incurred by Lessee (including, without limitation, reasonable legal fees and costs) in connection with (and in connection with implementing) the Removed Facilities Replacement Lease and the Replacement Lease Arrangement.
35.2.2    Neither Lessee nor Guarantor shall pay, or be obligated or responsible for, any deferred capital expenditure obligations (or similar obligations) with respect to any CA Removal Facility, or the cost of any repairs or restorations at any CA Removal Facility, that would otherwise become due hereunder

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(or, for greater certainty, under the applicable Existing Lease) upon the expiration or termination of this Lease with respect to such CA Removal Facility, other than (i) those obligations set forth in the 2016 Master Agreement and (ii) any obligations of Lessee relating to any event or condition that shall first arise during the period following the Effective Date (as defined in the 2016 Master Agreement) and ending on the CA Original Modification Date at the CA Original Modification Time with respect to such CA Removal Facility (ordinary wear and tear excluded), and Lessor (for itself and its Affiliates and successors) hereby irrevocably waives any such claims or rights to the contrary. For avoidance of doubt, the foregoing sentence shall not relieve Lessee or Guarantor of any of its indemnification obligations under the Lease Documents with respect to third-party claims arising out of the condition of any CA Removal Facility (including any claim that such condition violates any Legal Requirements).
35.2.3    Intentionally omitted.
35.2.4    Lessee shall be entitled to use a portion of the funds comprising the sum of the Allocated Minimum Rents for the CA Removal Facilities for working capital in an amount agreed by Lessor and Lessee during the period prior to the first CA Removal Date.
35.2.5    Notwithstanding the modifications provided for in Section 35.2.1 above, but without limiting the provisions of Sections 35.2.2, 35.2.3 and 35.2.4 above, the following obligations of Lessor, Lessee and Guarantor shall apply subsequent to the CA Original Modification Date and CA Original Modification Time with respect to each CA Removal Facility:
(a)    Each of Lessee and Guarantor, jointly and severally, shall be and remain responsible for all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys’ fees and court costs, which have occurred or arose with respect to any events, circumstances or other matters on or before the CA Original Modification Date with respect to such CA Removal Facility and are incurred by Lessor and arising from or out of any matters for which Lessee is obligated to indemnify, defend and/or hold harmless Lessor under the terms of the Lease Documents (or, for greater certainty, the applicable Existing Lease), and the right to such indemnity survives the modification of the Lease Documents (and, for greater certainty, the applicable Existing Lease).
(b)    Lessor shall be and remain responsible for all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys’ fees and court costs, incurred by Lessee and arising from or out of any matters for which Lessor is obligated to indemnify, defend and/or hold harmless Lessee under this Lease (or, for greater certainty, the applicable Existing Lease) and which have occurred or arose with respect to any events, circumstances or other matters on or before the CA Original Modification Date with respect to such CA Removal Facility.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(c)    Each of Lessee and Guarantor, jointly and severally, shall remain liable for (i) the cost of all Additional Charges relating to such CA Removal Facility pursuant to Sections 3.2, 16.2, 37.5 and 42.1 of this Lease (or, for greater certainty, the applicable Existing Lease) (including all taxes and assessments, utilities charges, insurance premiums and other expenses incurred in connection with the operation, maintenance and use of the Leased Property of such Facility), in each case to the extent incurred or accrued through and including the CA Original Modification Date with respect to such CA Removal Facility until full payment thereof, and (ii) recurring ordinary course operating expenses (including insurance premiums, utility costs, expenses of routine maintenance and repair, and Impositions relating to such CA Removal Facility), in each case to the extent incurred or accrued after the CA Original Modification Date and through and including the CA Modification Date with respect to such CA Removal Facility (including every fine, penalty, interest and cost which may be added for non-payment or late payment of any of the foregoing obligations of Lessee).
(d)    Each of Lessee and Guarantor, jointly and severally, shall be and remain responsible for and shall pay any personal property taxes assessed against the Leased Property of such CA Removal Facility or any personal property (including any Lessee’s Personal Property) therein or thereon with a lien date on or prior to the CA Modification Date for such CA Removal Facility, irrespective of the date of the billing therefor, and shall, indemnify, defend and hold harmless Lessor with respect to any claims for such taxes or resulting from non-payment thereof.
(e)    Lessor shall be and remain responsible for and shall pay all amounts, liabilities and obligations arising from and after the CA Original Modification Date with respect to any operations, events or conditions first occurring or existing after the CA Original Modification Date in connection with such CA Removal Facility (other than those expressly stated in this Section 35.2 to be the obligation of Lessee). For avoidance of doubt, except as expressly set forth in this Section 35.2, with respect to each CA Removal Facility, Lessee and Guarantor shall have no responsibility for and shall have no obligation to pay all or any amounts, liabilities and obligations (including any capital expenditure obligations) arising from and after the CA Original Modification Date with respect to any operations, events or conditions first occurring or existing after the CA Original Modification Date in connection with such CA Removal Facility.
35.2.6    Lessee shall comply with the terms of the 2016 Master Agreement and any operations transfer agreement relating to a CA Removal Facility. Without limiting the generality of the foregoing, upon the closing of any sale and/or transfer of operations to a Successor Operator relating to a CA Removal Facility, Lessee shall deliver to the Successor Operator under the applicable operations transfer agreement possession of such CA Removal Facility, and all other property or interests required thereunder to be conveyed or assigned by Lessee, in accordance with the terms thereof. If no sale or transfer of operations shall have occurred and no Replacement Lease Arrangement shall have been implemented as of the CA Removal Date applicable to any CA Removal Facility, Lessee shall deliver possession of such CA Removal Facility to Lessor in accordance with the terms of this Lease (subject to the terms of the 2016 Master Agreement and this Section 35.2).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

35.2.7    Lessee hereby waives any claim under this Lease to each CA Removal Facility, irrespective of the party that originally paid for acquisition, construction or installation thereof, as of the CA Removal Date applicable thereto. Without limiting the foregoing, it is expressly understood and agreed that Lessor shall not be obligated to reimburse Lessee for any replacements, rebuildings, alterations, additions, substitutions and/or improvements that are surrendered as part of or with any CA Removal Facility.
35.2.8    Lessee hereby agrees that all of Lessee’s Personal Property and Intangible Property with respect to any CA Removal Facility (other than Lessee’s Excluded Assets and property which is conveyed to the Successor Operator pursuant to Section 35.2.6) shall become the property of the applicable Lessor (free of any encumbrance) on the CA Modification Date at the CA Modification Time applicable to such CA Removal Facility (subject to the terms of the 2016 Master Agreement). Each of Guarantor and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership of such Lessee’s Personal Property and Intangible Property and discharge any encumbrance thereon, except to the extent that the applicable Lessor has the right to, and does, elect to have Lessee remove any such Lessee’s Personal Property and Intangible Property (in which event Lessee shall remove such Lessee’s Personal Property and Intangible Property), in each case in accordance with this Lease.
35.2.9    Effective upon the termination of this Lease with respect to any CA Removal Facility, any and all references to such CA Removal Facility in Schedule 7.4.1 (List of Competing Communities) shall be deemed to be deleted.
35.2.10    Promptly upon the termination of this Lease with respect to each CA Removal Facility, Lessor and Lessee shall execute and acknowledge in form acceptable for recording in the local land records in which the Leased Property of such CA Removal Facility is located, and otherwise in form and substance reasonably satisfactory to Lessor, a written instrument evidencing the modification of this Lease as, and if, necessary to remove as a matter of record such CA Removal Facility from this Lease (or any previously recorded memoranda thereof). Lessor shall have the right to cause each such instrument to be recorded in the appropriate local land records. For the avoidance of doubt, Lessor is authorized to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor’s security interest in the Collateral following the CA Removal Date applicable to any CA Removal Facility.
35.2.11    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE (INCLUDING ARTICLE XVI) BUT WITHOUT LIMITING ANY OF LESSEE’S OR GUARANTOR’S OBLIGATIONS UNDER THIS SECTION 35.2, SOLELY WITH RESPECT TO THE CA REMOVAL FACILITIES AND EACH LESSEE THAT LEASES SUCH CA REMOVAL FACILITIES (IN SUCH CAPACITY), UPON ANY DEFAULT OR EVENT OF DEFAULT UNDER THIS LEASE RELATING TO ANY SUCH LESSEE OR CA

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

REMOVAL FACILITY, LESSOR SHALL BE ENTITLED TO TERMINATE THIS LEASE AND, IF APPLICABLE, EXERCISE ITS RIGHTS PURSUANT TO SECTION 35.2.12 BELOW, AS ITS SOLE AND EXCLUSIVE RIGHTS AND REMEDIES PURSUANT TO THIS LEASE, AT LAW AND IN EQUITY WITH RESPECT TO SUCH LESSEE (IN SUCH CAPACITY) AND SUCH CA REMOVAL FACILITIES, AND LESSOR SHALL HAVE NO OTHER RIGHTS OR REMEDIES UNDER THIS LEASE, AT LAW OR IN EQUITY (AND IN EACH CASE SUBJECT TO THE LIMITATIONS SET FORTH IN SECTION 35.2.12 BELOW). THE TERMS OF THIS SECTION 35.2.11 SHALL SURVIVE THE TERMINATION OF THIS LEASE WITH RESPECT TO THE CA REMOVAL FACILITIES.
35.2.12    Notwithstanding anything to the contrary in this Lease but without limiting any of Lessee’s or Guarantor’s obligations under this Section 35.2, solely with respect to the CA Removal Facilities and the applicable Persons comprising Lessee that lease such CA Removal Facilities (in such capacity), and solely with respect to the period from and after the CA Original Modification Date, Section 23.1 and Section 37.4 of this Lease, and any other provision of this Lease imposing any indemnification or similar or related obligations on Lessee or Guarantor shall not apply, and the following shall apply in lieu thereof:
(a)    Lessor. Lessor shall indemnify, defend and hold Lessee and Lessee’s Affiliates, agents, officers, employees, directors, shareholders, partners and members (the “CA Lessee Indemnitees”), harmless from and against any and all claims, losses, costs, damages, liabilities, suits, actions, proceedings, judgments, fines, penalties, charges and expenses, including reasonable attorneys’ fees, in each case relating to any CA Removal Facility or any Lessee leasing any such CA Removal Facility (in such capacity) (collectively, “CA Removal Facility Claims”) that may arise in connection with any event, condition or matter first occurring or accruing after the CA Original Modification Date against, imposed upon, incurred by, or caused to the CA Lessee Indemnitees arising out of, or in connection with, or pursuant to this Lease (except CA Removal Facility Claims for which Lessee is responsible as provided in Section 35.2.12(b) below), including any CA Removal Facility Claims arising from the operation of the CA Removal Facilities, or from any action, activity or omissions at any of the CA Removal Facilities, or from the condition of any of the CA Removal Facilities or the real property on which any CA Removal Facilities is located (including any environmental condition existing on or arising from any of the CA Removal Facilities or the real property on which any of the CA Removal Facilities is located), or from the engagement by Lessor of any broker, finder or similar consultant in connection with this Lease or the transactions contemplated in this Section 35.2, or from any legal proceeding, litigation or other claim brought with respect to or against any CA Removal Facility, Lessee or any of its Affiliates, in each case (i) except to the extent such CA Removal Facility Claims result from or are attributable to CA Removal Facility Claims for which Lessee is responsible as provided in Section 35.2.12(b) below and (ii) to the extent arising in connection with any event, condition or matter first occurring or accruing after the CA Original Modification Date. The scope of the foregoing indemnities includes any and all reasonable, out-of-pocket costs and expenses (including reasonable attorneys’ fees) properly incurred in connection with any proceedings to defend any indemnified claim, or to enforce the indemnity, or both. This indemnification shall survive the termination or expiration of this Lease.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(b)    Lessee. Lessee shall indemnify and hold Lessor and its Affiliates, agents, officers, employees, directors, shareholders, partners, members and lenders, and any of their respective successors or assigns (collectively, the “CA Lessor Indemnitees”), harmless from and against any and all CA Removal Facility Claims that may arise in connection with any event, condition or matter first occurring or accruing after the CA Original Modification Date against, imposed upon, incurred by, or caused to any of the CA Lessor Indemnitees arising out of, or in connection with (i) the Bad Acts of Lessee, (ii) any claim that any use of any of the Tenant Proprietary Marks or Tenant IP infringes on or otherwise violates the rights of any other Person, (iii) any provision by Lessee or any Affiliate of Lessee of the CA Removal Facility Ancillary Services, or (iv) the engagement by Lessee of any broker, finder or similar consultant in connection with this Lease or the transactions contemplated in this Section 35.2. The scope of the foregoing indemnities includes any and all reasonable, out-of-pocket costs and expenses (including reasonable attorneys’ fees) properly incurred in connection with any proceedings to defend any indemnified claim, or to enforce the indemnity, or both. This indemnification shall survive the termination or expiration of this Lease. For purposes of this Section 35.2.12(b) (A) “Bad Acts” shall mean, with respect to Lessor or Lessee, any gross negligence, fraud, willful or intentional misconduct or criminal conduct by such party or any breach by such party of its respective duties, covenants and obligations under this Lease that is both knowing, and either deliberate or intentional, provided that the “Bad Acts” of any employee of Lessee shall not constitute a Bad Act with respect to such party, unless it is shown that the “Bad Act” is the result of a systemic failure of Lessee to implement commercially reasonable policies and procedures to maintain and comply with (1) the operational standards (for example, staffing levels, resident care and health care policies and procedures, and accounting and financial reporting policies and procedures) and (2) the physical standards (for example, maintenance and repair of any CA Removal Facility, or quality or frequency of replacement of furniture, furnishings, fixtures, soft goods, case goods, vehicles or equipment) that are, both as to operational standards and physical standards, consistent with the practices and standards implemented or in the process of being implemented at comparable senior living communities then owned and/or operated or managed by Lessee (or one or more of its Affiliates) in the continental United States, and, in any event in a manner substantially consistent with the operational standards and physical standards implemented or in the process of being implemented by a majority of other institutional owners/operators of comparable (i.e., in terms of quality, type, size, age and market orientation) senior living communities, (B) “Tenant Proprietary Marks” shall mean all trademarks, trade names, symbols, logos, slogans, designs, insignia, emblems, devices, service marks and distinctive designs of signs, or combinations thereof, which are used to identify Lessee and its Affiliates (including all present and future Tenant Proprietary Marks, whether they are now or hereafter owned by or licensed to Lessee or any of its Affiliates, and whether or not they are registered under the laws of the United States or any other country), (C) “Tenant IP” shall mean all intellectual property rights, in and to all materials and other information, in whatever form, including proprietary systems, processes, techniques, know-how, software, trademarks, service marks, logos, designs, domain names, training materials and DVD’s, menus, recipes, surveys, survey results, and policy and other manuals provided by or developed by Lessee or its Affiliates, whether alone or jointly with Lessor, but excluding the specific data and information that uniquely pertains to any CA Removal Facility or those served at any CA Removal Facility and any books and records of the CA Removal Facility, and (D) “CA Removal Facility Ancillary Services” shall mean therapy, hospice, home health and other services and programs at any CA

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Removal Facility implemented by Lessee or its Affiliates for the account of Lessee or its Affiliates.
(c)    Recovery under Indemnity. Recovery upon an indemnity contained in this Section 35.2.12(a) or Section 35.2.12(b) shall be reduced dollar-for-dollar by any applicable insurance actually collected by the indemnified party with respect to the claims covered by such indemnity.
(d)    Limitations on Lessor’s Liability. If any CA Lessee Indemnitee makes any monetary claim against Lessor (including any equitable claim that directly or indirectly seeks payment of money) under Section 35.2.12(a), no member, partner (general or limited), shareholder, director, officer, employee, agent or lender of Lessor or of any Affiliate of Lessor (other than any party named as Lessor or comprising Lessor under this Lease) shall have any personal liability with respect to the liabilities or obligations of Lessor under Section 35.2.12(a) and Lessee (for itself and the other CA Lessee Indemnitees) acknowledges and agrees that in no event shall it seek to have any personal recourse against any such Persons. The liability of Lessor for CA Removal Facility Claims under Section 35.2.12(a) shall be joint and several, and solely limited to Lessor’s interest in any and all of the CA Removal Facilities, collectively. In no event shall any CA Lessee Indemnitee be entitled to obtain a deficiency judgment against any member, partner (general or limited), shareholder, director, officer, employee, agent or lender of Lessor or of any Affiliate of Lessor (other than any party named as Lessor or comprising Lessor under this Lease), except for any CA Removal Facility Claims any CA Lessee Indemnitee may have directly against any such Person as a result of such Person’s criminal conduct.
(e)    Limitations on Lessee’s Liability. If any CA Lessor Indemnitee makes any monetary claim against Lessee (including any equitable claim that directly or indirectly seeks payment of money) under Section 35.2.12(b), no member, partner (general or limited), shareholder, director, officer, employee, agent or lender of Lessee or of any Affiliate of Lessee (other than any party named as Lessee or comprising Lessee under this Lease) shall have any personal liability with respect to the liabilities or obligations of Lessee under Section 35.2.12(b) and Lessor (for itself and the other CA Lessor Indemnitees) acknowledges and agrees that in no event shall it have any personal recourse against any such Persons (except for any CA Removal Facility Claims any CA Lessor Indemnitee may have directly against any such Person’s as a result of such Person’s criminal conduct). The liability of Lessee for CA Removal Facility Claims under Section 35.2.12(b) shall be joint and several. In no event shall any CA Lessor Indemnitee be entitled to obtain a deficiency judgment against any member, partner (general or limited), shareholder, director, officer, employee, agent or lender of Lessee or of any Affiliate of Lessee (other than any party named as Lessee or comprising Lessee under this Lease), except for any CA Removal Facility Claims any CA Lessor Indemnitee may have directly against any such Person as a result of such Person’s criminal conduct.
Notwithstanding anything in this Section 35.2.12 to the contrary, Lessor hereby agrees as follows: (i) any action or omission by Lessee with respect to any CA Removal Facility that was expressly approved by Lessor or expressly directed by Lessor, or required of Lessee pursuant to the terms of this Lease, shall not give rise to any liability of Lessee, or give rise to an Event of Default by Lessee; (ii) except for Lessee’s obligations under this Section 35.2 (including this

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Section 35.2.12) and Lessee’s obligation to pay the Allocated Minimum Rent with respect to the CA Removal Facilities to Lessor as the same becomes due, Lessee shall have no liability to Lessor with respect to the CA Removal Facilities for any breach of this Lease or for any other CA Removal Facility Claims; and (iii) Lessee makes no warranties, express or implied, and shall not assume any financial or other responsibilities, in connection with its obligations under this Lease with respect to any CA Removal Facility, except as specifically provided in this Lease (subject to the terms of the 2016 Master Agreement and this Section 35.2).
(f)    No Recovery of Special Damages. Notwithstanding anything to the contrary contained in this Section 35.2 or otherwise, except for CA Removal Facility Claims based upon the Bad Acts of Lessor or Lessee or any breach by Lessor or Lessee that is both knowing, and either deliberate or intentional, of any terms or provisions of this Lease, no party will have any right or remedy to recover Special Damages from any other party pursuant to this Section 35.2.12 under any theory whatsoever (including contract, tort, strict liability or a statutory cause of action, or otherwise), even if the party has been advised of the possibility of such damages, and each party on behalf of itself and the CA Lessee Indemnitees or the CA Lessor Indemnitees, as applicable, irrevocably waives any right it may have to claim or recover any such Special Damages from any other party or any of its Affiliates under this Section 35.2.12; provided, however, that the foregoing limitations on recovery of Special Damages shall not be deemed or construed to relieve any party from its respective indemnification obligations pursuant to this Section 35.2.12 to the extent of the obligation of such indemnifying party to indemnify, defend and hold harmless the indemnified party from and against any Special Damages claimed by, or otherwise recovered by, any third party from such indemnified party.
35.3    Brookdale Acquisition Properties.
35.3.1    Pursuant to the Master Agreement, the applicable Lessee shall purchase from the applicable Lessor (the “Brookdale Acquisition Transaction”) the Facilities listed on Schedule 35.3 attached hereto (such Facilities, the “Brookdale Acquisition Properties”) for the purchase prices set forth thereon. Upon the consummation of the Brookdale Acquisition Transaction in accordance with the terms of the Master Agreement, this Lease shall terminate with respect to the Brookdale Acquisition Properties. Pursuant to the Master Agreement, Brookdale and HCP shall cooperate and act reasonably to negotiate and finalize documents to be used in connection with the acquisition by the applicable Lessee of the Brookdale Acquisition Properties (i.e., a deed, a bill of sale, a title affidavit, and an escrow letter) in forms that are customary in the applicable jurisdictions for transfers of similar properties (taking into consideration the conveyancing from landlords to tenants under triple-net leases). Brookdale shall not be obligated to close the acquisition of any Brookdale Acquisition Property if fee title to such Brookdale Acquisition Property shall be subject to any Non-Permitted Encumbrance (as defined in the Master Agreement).
35.3.2    Neither Lessee nor Guarantor shall pay, or be obligated or responsible for, any deferred capital expenditure obligations (or similar obligations) with respect to any Brookdale Acquisition Property, or the cost of any repairs or restorations at any Brookdale Acquisition Property, that would otherwise

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

become due hereunder (or, for greater certainty, under the applicable Existing Lease) upon the expiration or termination of this Lease with respect to such Brookdale Acquisition Property, and Lessor (for itself and its Affiliates and successors) hereby irrevocably waives any such claims or rights to the contrary. For avoidance of doubt, the foregoing sentence shall not relieve Lessee or Guarantor of any of its indemnification obligations under the Lease Documents with respect to third-party claims arising out of the condition of any Brookdale Acquisition Property (including any claim that such condition violates any Legal Requirements).
35.4    Cooperation for Future Removals. Lessor and Lessee shall use good faith efforts to agree on the mechanics and terms for the removal of the Leased Property at certain Facilities (whether by asset sale or a transition to another operator) from this Lease commencing in the [***] Lease Year (i.e., the Lease Year commencing [***]); provided, that (a) the Pre-Adjusted Allocated Minimum Rent for such Facilities shall not exceed [***] of the total Pre-Adjusted Allocated Minimum Rent for all of the Facilities leased to Lessee hereunder (as determined as of the date of such proposed removal), and (b) Lessor shall in no event be obligated to agree on any mechanics or term that would result in any unreimbursed loss or expense or other adverse consequence to Lessor.
35.5    Oak Park Facility. Effective as of January 1, 2027, the Leased Property of the Oak Park Facility shall automatically be separated and removed from this Lease, at which time without further action by Lessor or Lessee:
35.5.1    The applicable Lessor and Lessee shall be deemed to have entered into a new lease (the “Oak Park Lease”) for the Oak Park Facility effective as of January 1, 2027, which new lease shall be in the same form and substance as this Lease, but with such changes thereto as necessary to reflect the separation of the Leased Property of the Oak Park Facility from the balance of the Leased Property and the survival of the applicable Surviving Prior Lease Document with respect to the applicable Lessor (or its successor) party thereto (if such Surviving Prior Lease Document shall not have previously expired or terminated), including specifically the following:
(a)    The total monthly Minimum Rent payable under the Oak Park Lease shall be the total applicable monthly Allocated Minimum Rent with respect to the Oak Park Facility;
(b)    The Minimum Rent under the Oak Park Lease shall be at the times and in the amounts set forth on Schedule 35.5; and
(c)    The lessee thereunder shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under this Lease, insofar as they relate to the Oak Park Facility, that were not paid, performed and satisfied in full prior to the effective date of the Oak Park Lease (and Lessee under this Lease shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to the effective date of the Oak Park Lease).

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

35.5.2    Upon such separation and removal, the parties shall execute such new Oak Park Lease (in conformity with the provisions of Section 35.5.1) and an amendment to this Lease, in each case effective as of January 1, 2027, confirming the separation of the Leased Property of the Oak Park Facility from the balance of the Leased Property and the modifications to this Lease necessitated thereby, at no material cost to Lessee and with no adverse effect on its rights, obligations and/or benefits hereunder (other than of a de minimis nature). Notwithstanding the foregoing, the failure of Lessor to prepare and/or Lessee and Lessor to so execute and deliver such new Oak Park Lease and/or amendment to this Lease shall not affect the determination of the rights, obligations and/or benefits of Lessor or Lessee which would have been confirmed by any such Oak Park Lease and/or amendment.
35.5.3    Lessee and Lessor shall take such actions and execute and deliver such documents, including without limitation the Oak Park Lease and an amendment to this Lease, as are reasonably necessary and appropriate to effectuate the provisions and intent of this Section 35.5.
35.5.4    Each party shall bear its own costs and expenses in connection with the Oak Park Lease entered into in accordance with this Section 35.5.
ARTICLE XXXVI.
36.1    LESSOR MAY GRANT LIENS. Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any Facility Mortgage upon the Leased Property and any Capital Additions or any part(s) or portion(s) thereof or interests therein. This Lease is and at all times shall be subject and subordinate to any Facility Mortgage which may now or hereafter affect the Leased Property and/or such Capital Additions or any part(s) or portion(s) thereof or interests therein and to all renewals, modifications, consolidations, replacements and extensions thereof or any part(s) or portion(s) thereof; provided, however that such subordination shall be contingent on any such Facility Mortgagee entering into a subordination and non-disturbance agreement with Lessee meeting the requirements set forth in the immediately following sentence (and, notwithstanding anything to the contrary contained herein, the parties hereby agree that all rights of any Facility Mortgagee provided for or reserved herein shall be subject to receipt by Lessee of, and all applicable terms contained in, any such subordination and non-disturbance agreement for so long as the same is in full force and effect). Lessee shall execute promptly the form of subordination and non-disturbance agreement typically required by any Facility Mortgagee with, to the extent reasonably requested by Lessee, such changes as are commercially reasonable and customary in the market for financing transactions involving leases of the type and size being entered into between such Facility Mortgagee and Lessor. If, in connection with obtaining financing or refinancing for the Leased Property and/or any such Capital Additions, a Facility Mortgagee or prospective Facility Mortgagee shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Lessee shall not withhold or delay its consent thereto, provided that any such modifications shall not increase Lessee’s obligations or decrease Lessee’s rights under this Lease other than, in each case, to a de minimis extent. Further, Lessee shall reasonably cooperate with Lessor in connection with Lessor’s efforts to encumber any Facility

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

with a Facility Mortgage and with Lessor’s negotiations with any such prospective Facility Mortgagee.
36.2    Attornment. Subject to the limitation set forth in Section 36.1 regarding Lessee and any Facility Mortgagee entering into a subordination and non-disturbance agreement, Lessee agrees that if Lessor’s interest in the Leased Property and/or any Capital Additions or any part(s) or portion(s) thereof is sold, conveyed or terminated upon the exercise of any remedy provided for in any Facility Mortgage, or otherwise by operation of law: (i) at the new owner’s option, Lessee shall attorn to and recognize the new owner or superior lessor as Lessee’s Lessor under this Lease or enter into a new lease substantially in the form of this Lease with the new owner, and Lessee shall take such actions to confirm the foregoing within fifteen (15) Business Days after request; and (ii) the new owner or superior lessor shall not be (a) liable for any act or omission of Lessor under this Lease occurring prior to such sale, conveyance or termination, (b) subject to any offset, abatement or reduction of rent because of any default of Lessor under this Lease occurring prior to such sale, conveyance or termination, (c) bound by any previous modification or amendment to this Lease or any previous prepayment of more than one month’s rent, unless such modification, amendment or prepayment shall have been approved in writing by such Facility Mortgagee (to the extent required by such Facility Mortgagee) or, in the case of such prepayment, such prepayment of rent has actually been delivered to such successor lessor, or (d) liable for any security deposit or other collateral deposited or delivered to Lessor pursuant to this Lease unless such security deposit or other collateral has actually been delivered to such successor lessor.
36.3    Compliance with Facility Mortgage Documents; Superior Leases.
36.3.1    With respect to any Facility Mortgages and any refinancing of any Facility Mortgage, prior to the execution and delivery of any Facility Mortgage Documents relating thereto, Lessor shall provide copies of the same to Lessee for Lessee’s review. Lessee acknowledges that any Facility Mortgage Documents executed by Lessor will impose certain obligations on the “Borrower” thereunder to comply with or cause the operator and/or lessee of the Facilities to comply with all representations, covenants and warranties contained therein relating to such Facilities and the operator and/or lessee of such Facilities, including covenants relating to (a) the maintenance and repair of the Facilities, (b) maintenance and submission of financial records and accounts of the operation of each Facility and related financial and other information regarding the operator and/or lessee of such Facilities and the Facilities themselves, (c) the procurement of insurance policies with respect to the Facilities and (d) without limiting the foregoing, compliance with all Legal Requirements relating to the Facilities and the operation thereof for their Primary Intended Use. For so long as any Facility Mortgages encumber the Leased Property, or any portion thereof, Lessee covenants and agrees (x) that it shall provide copies of any notice of any claimed breach or default by Lessor hereunder to any Facility Mortgagee for which Lessee has been provided a notice address and any such Facility Mortgage shall have the right, at its election in accordance with the terms of the applicable Facility Mortgage Documents, to cure any such claimed breach or default of Lessor hereunder on the same terms as if Lessor had performed such cure on its own behalf and Lessee shall recognize and accept any such performance by a

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Facility Mortgagee, and (y) at its sole cost and expense and for the express benefit of Lessor, to use and operate the Facilities in strict compliance with the terms and conditions of the Facility Mortgage Documents (other than payment of any indebtedness, fees or interest evidenced or secured thereby or any indemnification obligations thereunder that (in each case) do not relate to actions taken or omitted or required to be taken or omitted by Lessee pursuant to this Lease) and to timely perform all of the obligations of Lessor thereunder relating to such use and operation of the Facilities or Lessee’s obligations hereunder, or to the extent that any of such duties and obligations do not relate to the use and operation of the Facilities or Lessee’s obligations hereunder or may not properly be performed by Lessee or extend beyond the obligations imposed on Lessee under this Lease (other than to a de minimis extent), Lessee shall reasonably cooperate with and assist Lessor in the performance thereof (other than payment of any indebtedness, fees or interest evidenced or secured thereby or any indemnification obligations thereunder that (in each case) do not relate to actions taken or omitted or required to be taken or omitted by Lessee pursuant to this Lease). Notwithstanding the foregoing, in no event shall the duties and obligations imposed upon Lessee by the Facility Mortgage Documents relating thereto and this Section 36.3 (A) be more burdensome (other than to a de minimis extent) to Lessee than Lessee’s obligations to Lessor under this Lease, (B) adversely affect Lessee’s rights under this Lease other than to a de minimis extent (provided, that, Lessee acknowledges and agrees that commercially reasonable and customary mortgagee rights and protections relating to notices, approvals, cure periods and similar lender protections granted to any Facility Mortgagee pursuant to a subordination and non-disturbance agreement shall be deemed not to have any such prohibited effect on Lessee’s rights or obligations under this Lease) and (C) impose upon Lessee any reserve requirements imposed by any Facility Mortgagee on Lessor.
36.3.2    Without limiting Lessee’s obligations pursuant to any other provision of this Section 36.3, during the Term of this Lease, Lessee acknowledges and agrees that, except as expressly provided elsewhere in this Lease, it shall undertake at its own cost and expense the performance of any and all repairs, replacements, capital improvements, maintenance items and all other requirements relating to the condition of each Facility which are required by any Facility Mortgage Documents (subject to the proviso in the last sentence of Section 36.3.1 above and all applicable terms contained in any applicable subordination and non-disturbance agreement for so long as the same is in full force and effect), and Lessee shall be solely responsible and hereby covenants to fund and maintain any and all impound, escrow or other reserve or similar accounts related to the operation of the Facilities required under any Facility Mortgage Documents (subject to the proviso in the last sentence of Section 36.3.1 above and all applicable terms contained in any applicable subordination and non-disturbance agreement for so long as the same is in full force and effect) as security for or otherwise relating to any operating expenses of the Facilities, including any capital repair or replacement reserves and/or impounds or escrow accounts for Impositions or insurance premiums (each a “Facility Mortgage Reserve Account”), but specifically excluding any debt service or other similar reserves; provided, however, that Lessor shall use commercially reasonable efforts to cause any Facility Mortgage not to require the funding or maintenance of any Facility

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Mortgage Reserve Account in connection therewith. During the Term of this Lease and provided that no Event of Default shall have occurred and be continuing hereunder, Lessee shall, subject to the terms and conditions of such Facility Mortgage Reserve Account and the requirements of the Facility Mortgagee(s) thereunder, and all applicable terms contained in any applicable subordination and non-disturbance agreement, have access to and the right to apply or use (including for reimbursement) to the same extent of Lessor all monies held in each such Facility Mortgage Reserve Account for the purposes and subject to the limitations for which such Facility Mortgage Reserve Account is maintained, and Lessor agrees to reasonably cooperate with Lessee in connection therewith.
36.4    Superior Leases.
With respect to each Facility for which there exists a Superior Lease, this Lease shall be deemed a sublease of Lessor’s entire interest as tenant/lessee under such Superior Lease. Lessee acknowledges that it shall have no interest in the Leased Property of any Facility subject to a Superior Lease, and that Lessor has no ability to grant or convey any interest therein, beyond the interest granted to Lessor as the tenant/lessee under such Superior Lease. This Lease shall be subject and subordinate in all respect to each Superior Lease now in effect. At any Superior Lessor’s request, Lessee shall attorn to such Superior Lessor, or any successor-in-interest to such Superior Lessor. This clause shall be self-operative and no further instrument of subordination shall be required; provided that upon the request of Lessee, Lessor shall use commercially reasonable efforts to cause any Superior Lessor to deliver to Lessee a non-disturbance agreement in form and substance reasonably acceptable to Lessee and such Superior Lessor. Lessee acknowledges that any Superior Lease imposes certain obligations on the tenant or lessee thereunder to comply with or cause the operator and/or sublessee of the Facilities to comply with all representations, covenants and warranties contained therein relating to such Facilities and the operator and/or sublessee of such Facilities, including, covenants relating to (a) the maintenance and repair of the Facilities, (b) maintenance and submission of financial records and accounts of the operation of each Facility and related financial and other information regarding the operator and/or lessee of such Facilities and the Facilities themselves, (c) the procurement of insurance policies with respect to the Facilities, and (d) without limiting the foregoing, compliance with all Legal Requirements relating to the Facilities and the operation thereof for their Primary Intended Use. For so long as any interest is held in the Leased Property pursuant to Superior Leases, Lessee covenants and agrees, at its sole cost and expense and for the express benefit of Lessor, to operate the Facilities in strict compliance with the terms and conditions of the Superior Leases and to timely perform all of the obligations of Lessor relating thereto (other than with respect to the payment of any rent or other monetary obligations of Lessor thereunder to the extent the same would be in addition to the Rent and other costs and expenses expressly required to be paid by Lessee hereunder), or to the extent that any of such duties and obligations may not properly be performed by Lessee, Lessee shall cooperate with and assist Lessor in the performance thereof.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE XXXVII.
37.1    Hazardous Substances and Mold.
37.1.1    Lessee shall not allow any Hazardous Substance, Mold Condition or Mold to be located, stored, disposed of, released or discharged in, on, under or about the Leased Property and Capital Additions or incorporated in any Facility during the Term; provided, however, that Hazardous Substances may be located, stored, released, discharged, brought, kept, used or disposed of in, on or about the Leased Property (or any portion thereof) or any Capital Additions or incorporated in any Facility either in the ordinary course of business or for purposes reasonably similar to the Primary Intended Use and which are brought, kept, used and disposed of in strict compliance with Legal Requirements and in a manner that would not reasonably be expected give rise to material liability under Environmental Law. During the Term, Lessee shall not allow the Leased Property or any Capital Additions to be used as a waste disposal site or, except as permitted in the immediately preceding sentence, for the manufacturing, handling, storage, distribution or disposal of any Hazardous Substance.
37.1.2    Lessor shall not, and shall not direct or cause any of its agents or Affiliates to store, dispose of, release or discharge any Hazardous Substance or Mold in, on, under or about the Leased Property and Capital Additions or incorporated in any Facility except in strict compliance with Legal Requirements and in a manner that would not give rise to material liability.
37.2    Notices. Lessee shall provide written notice to Lessor reasonably promptly (but in any event within fifteen (15) days after Lessee becomes aware thereof), and in any event promptly upon Lessee’s receipt of any written notice or notification that Lessee receives with respect to: (i) any material violation of a Legal Requirement relating to Hazardous Substances located in, on, or under the Leased Property or any Capital Additions or any adjacent property thereto; (ii) any material enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened with respect to the presence or alleged presence of Hazardous Substance located in, on, under, or near the Leased Property (or any portion thereof) or any Capital Additions; (iii) any material claim made or threatened by any Person against Lessee or the Leased Property (or any portion thereof) or any Capital Additions relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from the presence or alleged presence of Hazardous Substance located in, on, under, or near the Leased Property (or any portion thereof) or any Capital Additions; and (iv) other than reports made in the ordinary course of business for purposes reasonably similar to the Primary Intended Use, any material reports made to any federal, state or local environmental agency arising out of or in connection with any Hazardous Substance in, on, under or removed from the Leased Property (or any portion thereof) or any Capital Additions, including any material complaints, notices, warnings or asserted violations in connection therewith. In the event that Lessee becomes aware of any suspected or actual material Mold or Mold Conditions at the Leased Property (or any portion thereof), unless caused by any intentional or negligent act of Lessor or Lessor’s agents or Affiliates, Lessee shall reasonably promptly (but in any event within fifteen (15) days after Lessee becomes aware thereof) notify Lessor in writing of the same. In

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

addition, unless caused by any intentional or negligent act of Lessor or Lessor’s agents or Affiliates, in the event of Lessee becoming aware of any suspected material Mold or Mold Conditions at the Leased Property (or any portion thereof) or any Capital Additions, Lessee, at its sole cost and expense, shall reasonably promptly cause an inspection of the Leased Property and any Capital Additions (or any portion thereof) to be conducted in order to determine if Mold or Mold Conditions are present at the Leased Property (or any portion thereof) or any Capital Additions, and shall notify Lessor, in writing, at least ten (10) days prior to such inspection, of the date on which the inspection shall occur, and which portion of the Leased Property or any Capital Additions shall be subject to such inspection. Lessee shall retain a Mold Inspector to conduct such inspection and shall cause such Mold Inspector to perform such inspection in a manner consistent with the duty of care exercised by a Mold Inspector and to prepare an inspection report, and reasonably promptly provide a copy of the same to Lessor.
37.3    Remediation. Except to the extent caused by any intentional or negligent act of Lessor or Lessor’s agents or Affiliates, or after the Term, if Lessee becomes aware of a material violation of any Legal Requirement relating to any Hazardous Substance or the presence of any Hazardous Substances that pose a risk to human health or the environment in, on, under or about the Leased Property or any Capital Additions, or if Lessee, Lessor or the Leased Property (or any portion thereof) or any Capital Additions becomes subject to any material order of any Governmental Authority pursuant to Environmental Law or other Legal Requirement to repair, close, detoxify, decontaminate or otherwise remediate the Leased Property (or any portion thereof) and any Capital Additions, Lessee shall notify Lessor within fifteen (15) days of such event and, at its sole cost and expense, cure such violation or effect such repair, closure, detoxification, decontamination or other remediation to the extent required by any Environmental Law or as reasonably necessary to respond to a threat to human health or a risk of property damage related thereto. Upon the Lessee becoming aware of any material Mold or Mold Conditions in or about the Leased Property (or any portion thereof) or any Capital Additions, Lessee shall also reasonably promptly notify Lessor of such event and, at its sole cost and expense, hire a trained and experienced Mold remediation contractor(s) to clean-up and remove from the Leased Property and any Capital Additions all Mold or Mold Conditions in strict compliance with all Mold Remediation Requirements. If Lessee fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or other remediation, Lessor shall have the right, but not the obligation, to carry out such action and to recover from Lessee all of Lessor’s out-of-pocket costs and expenses incurred in connection therewith.
37.4    Indemnity. Lessee shall indemnify, defend, protect, save, hold harmless, and reimburse Lessor and its Affiliates for, from and against any and all costs, losses (including, losses of use or economic benefit or diminution in value), liabilities, damages, assessments, lawsuits, deficiencies, demands, claims and expenses (collectively, “Environmental Costs”) (whether or not arising out of third party claims and regardless of whether liability without fault is imposed, or sought to be imposed, on Lessor or any of its Affiliates) incurred in connection with, arising out of, resulting from or incident to, directly or indirectly, before or during the Term (i) required by any Environmental Law, by any Governmental Authority or to respond to a threat to human health or a risk of property damage, the production, use, generation, storage, treatment, transporting, disposal, discharge, release or other handling or disposition of any Hazardous

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Substances from, in, on or about the Leased Property (or any portion thereof or any Capital Additions (collectively, “Handling”), including the effects of such Handling of any Hazardous Substances on any Person or property within or outside the boundaries of the Leased Property or any Capital Additions, (ii) required by any Environmental Law, by any Governmental Authority or to respond to a threat to human health or a risk of property damage, the presence of any Hazardous Substances, Mold or Mold Condition in, on, under or about the Leased Property (or any portion thereof) or any Capital Additions, (iii) the violation of any Legal Requirements (including Environmental Laws) related to Hazardous Substances in, on, under or about the Leased Property (or any portion thereof) or any Capital Additions, (iv) any illness to or death of persons or damage to or destruction of property resulting from such Mold or Mold Condition in, on, under or about the Leased Property or any Capital Additions, and (v) any failure by Lessee to observe the foregoing covenants of this Article XXXVII. “Environmental Costs” include interest, costs of response, removal, remedial action, containment, cleanup, investigation, design, engineering and construction, damages (including actual, consequential and punitive damages) for personal injuries and for injury to, destruction of or loss of property or natural resources, relocation or replacement costs, penalties, fines, charges or expenses, reasonable attorney’s fees, expert fees, consultation fees, and court costs, and all amounts paid in investigating, defending or settling any of the foregoing. Notwithstanding the foregoing, Lessee’s indemnification obligations hereunder shall not apply with respect to any Environmental Costs suffered, incurred or resulting solely from the intentional or negligent acts of Lessor or Lessor’s agents or Affiliates. Without limiting the scope or generality of the foregoing, Lessee expressly agrees to reimburse Lessor and its Affiliates for any and all out-of-pocket costs and expenses incurred by Lessor or any such Affiliate:
(a)    In investigating any and all matters relating to the Handling of any Hazardous Substances or the presence or remediation of Mold or any Mold Condition in, on, from, under or about the Leased Property or any Capital Additions;
(b)    In bringing the Leased Property or any Capital Additions into compliance with all Legal Requirements, including Mold Remediation Requirements and Environmental Laws; and
(c)    Removing, treating, storing, transporting, cleaning‑up and/or disposing of any Hazardous Substances used, stored, generated, released or disposed of in, on, from, under or about the Leased Property (or any portion thereof) or any Capital Additions or offsite or in conducting any removal or remediation of Mold or any Mold Condition from the Leased Property (or any portion thereof) or any Capital Additions as required by Environmental Laws or to protect human health or the environment.
If any claim is made by Lessor or any of its Affiliates pursuant to this Article XXXVII, Lessee agrees to pay or otherwise respond to such claim reasonably promptly, and in any event to pay or respond to such claim within thirty (30) calendar days after receipt by Lessee of notice thereof. If any such claim is not paid and Lessor or any such Affiliate is ultimately found or agrees to be responsible therefore, Lessee agrees also to pay interest on the amount paid from the date of the first notice of such claim, at the Overdue Rate. Notwithstanding anything to the contrary contained herein, Lessee’s liability for Environmental Costs to the extent arising from the acts of third parties unrelated to the Lessee Parties shall be limited to a period of

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

two (2) years following the expiration or earlier termination of this Lease, but only to the extent that Lessee did not have knowledge of (nor should it reasonably have been expected to have knowledge of) the facts, circumstances or events giving rise to such Environmental Costs at any time during the Term.
In addition to the foregoing (but not in limitation of any indemnification or other obligations of Lessee set forth in this Article XXXVII), in the event that a material problem relating to Hazardous Substances or any other environmental condition arises and the same (i) results in the closure of the subject Facility during remediation, and (ii) has a cost of remediation that is in excess of fifty percent (50%) of the Allocated Initial Investment, Lessee shall have the right to purchase the affected Facility for a price equal to the greater of (y) the Minimum Purchase Price of such Facility or (z) the Fair Market Value of such Facility immediately prior to the occurrence of such material environmental condition (less the Fair Market Value, immediately prior to the occurrence of such material environmental condition, of any Capital Additions constituting a new wing or new story that were paid for by Lessee). The indemnification set forth in this section shall be subject to the same terms and conditions as the general indemnification set forth in Article XXIII.
37.5    Inspection. Lessor shall have the right, from time to time, and upon not less than fifteen (15) days’ written notice to Lessee, except in the case of an emergency in which event no notice shall be required, to conduct an inspection of the Leased Property (or any portion thereof) and all Capital Additions to determine the existence or presence of Hazardous Substances, Mold or any Mold Condition on or about the Leased Property or any such Capital Additions. Lessor shall have the right to enter and inspect the Leased Property (or any portion thereof) and all Capital Additions, conduct any reasonable testing, sampling and analyses it deems necessary in a manner and time that does not unreasonably interfere with the Primary Intended Use and shall have the right to inspect materials brought into the Leased Property (or any portion thereof) or any such Capital Additions. Lessor may, in its discretion, retain such experts to conduct the inspection, perform the tests referred to herein, and to prepare a written report in connection therewith. All costs and expenses incurred by Lessor under this Section shall be paid by Lessor; provided, however, that following the occurrence and during the continuance of any Event of Default, Lessee shall pay all such costs and expenses on demand by Lessor as Additional Charges hereunder. Failure to conduct an inspection or to detect unfavorable conditions if such inspection is conducted shall in no fashion be intended as a release of any liability for conditions subsequently determined to be associated with or to have occurred during Lessee’s tenancy. Pursuant to the terms set forth herein, Lessee shall remain liable for any environmental condition, Mold or Mold Condition related to or having occurred during or prior to its tenancy regardless of when such conditions are discovered and regardless of whether or not Lessor conducts an inspection at the termination of this Lease, except to the extent expressly limited in Section 37.4. The obligations set forth in this Article shall survive the expiration or earlier termination of the Lease, except to the extent expressly limited in Section 37.4 and to the extent related to acts or omissions of other Persons (that are not any of the Lessee Parties or any of their respective Affiliates) after the expiration or earlier termination of the Term.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE XXXVIII.
38.1    Memorandum of Lease. Lessor and Lessee shall, upon a request by Lessee, enter into one or more short form memoranda of this Lease, each in the form of Exhibit C attached hereto (with such modifications as are necessary for recording under the laws of each applicable State). Lessee covenants and agrees, both on its own behalf and on behalf of its successors and assigns to execute and deliver to Lessor a quitclaim deed or other recordable instrument sufficient to remove any such memorandum or other encumbrance created by this Lease from record title to the Land relating to each Facility upon the expiration or sooner termination of this Lease with respect to such Facility, and Lessee hereby appoints and constitutes Lessor its attorney-in-fact, which power shall be coupled with an interest and shall not be revocable or terminable, to execute and deliver and to record such quitclaim deed or other instrument in the name of Lessee upon the expiration or termination of the Term with respect to any Facility, provided that Lessee is no longer in occupancy of such Facility. Lessee shall pay all reasonable out-of-pocket costs and expenses of recording any memoranda, quitclaim deeds and other recordable instruments recorded pursuant to this Section.
ARTICLE XXXIX.
39.1    Sale of Assets. Notwithstanding any other provision of this Lease, Lessor shall not be required to (i) sell or transfer the Leased Property, or any portion thereof, which is a real estate asset as defined in Section 856(c)(5)(B), or functionally equivalent successor provision, of the Code, to Lessee if Lessor’s counsel advises Lessor that such sale or transfer may not be a sale of property described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code or (ii) sell or transfer the Leased Property, or any portion thereof, to Lessee if Lessor’s counsel advises Lessor that such sale or transfer could result in an unacceptable amount of gross income for purposes of the ninety-five percent (95%) gross income test contained in Section 856(c)(2) or the seventy-five percent (75%) gross income test contained in Section 856(c)(3), or functionally equivalent successor provisions, of the Code. If Lessee exercises the right or has the obligation to purchase the Leased Property or any portion thereof pursuant to the terms herein, and if Lessor determines not to sell such Leased Property or any portion thereof pursuant to the above sentence, then Lessee shall purchase such Leased Property or any portion thereof, upon and subject to all applicable terms and conditions set forth in this Lease, at such time as the transaction, upon the advice of Lessor’s counsel, would be a sale of property (to the extent the Leased Property is a real estate asset) described in Section 857(b)(6)(C), or functionally equivalent successor provision, of the Code, and would not result in an unacceptable amount of gross income for purposes of the ninety-five percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code and until such time Lessee shall lease the Leased Property and all Capital Additions from Lessor at the Fair Market Rental.
ARTICLE XL.
40.1    Additional Representations and Warranties by Lessor. Lessor represents and warrants to Lessee as of the Commencement Date as follows:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(a)    Lessor is duly organized, validly existing and in good standing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State (to the extent Lessor is required to be so by applicable Legal Requirements) and has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Lease to be observed and/or performed by Lessor.
(b)    This Lease has been duly authorized, executed and delivered by Lessor, and constitutes and will constitute the valid and binding obligations of Lessor enforceable against Lessor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and creditors rights, laws and general principles of equity.
(c)    Lessor is solvent, has timely and accurately filed all tax returns and extensions required to be filed by Lessor, and is not in default in the payment of any material taxes levied or assessed against Lessor or any of its material assets, and is not subject to any judgment, order, decree, rule or regulation of any Governmental Authority having jurisdiction over the Leased Property or Lessor which would, in the aggregate, otherwise materially and adversely affect Lessor’s condition, financial or otherwise, or Lessor’s prospects or the Leased Property.
(d)    No material consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Lease, or for the performance by or the validity or enforceability of this Lease against Lessor.
(e)    The execution and delivery of this Lease and compliance with the provisions hereof will not result in (i) a material breach or violation of (A) any Legal Requirements applicable to Lessor now in effect; (B) the organizational or charter documents of Lessor; (C) any judgment, order or decree of any Governmental Authority binding upon Lessor; or (D) any material agreement or instrument to which Lessor is a counterparty or by which it is bound; or (ii) the acceleration of any material obligation of Lessor.
(f)    Lessor is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “OFAC Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the OFAC Order and such other rules, regulations, legislation or orders collecting called the “Orders”). Neither Lessor nor any of its Affiliates (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”); (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE XLI.
41.1    Additional Representations and Warranties by Lessee. Lessee represents and warrants to Lessor as of the Commencement Date as follows:
(a)    Lessee is duly organized, validly existing and in good standing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Lease to be observed and/or performed by Lessee.
(b)    This Lease has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and creditors rights, laws and general principles of equity.
(c)    Lessee is solvent, has timely and accurately filed all tax returns and extensions required to be filed by Lessee, and is not in default in the payment of any material taxes levied or assessed against Lessee or any of its material assets, and is not subject to any judgment, order, decree, rule or regulation of any Governmental Authority having jurisdiction over the Leased Property or Lessee which would, in the aggregate, otherwise materially and adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.
(d)    Except for the Required Governmental Approvals to use and operate each Facility for its Primary Intended Use, no other material consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Lease, or for the performance by or the validity or enforceability of this Lease against Lessee.
(e)    Subject to Lessee’s receipt of the Required Governmental Approvals, the execution and delivery of this Lease and compliance with the provisions hereof will not result in (i) a material breach or violation of (A) any Legal Requirement applicable to Lessee now in effect; (B) the organizational or charter documents of Lessee; (C) any judgment, order or decree of any Governmental Authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any material obligation of Lessee.
(f)    As of the Commencement Date, all Required Governmental Approvals have been obtained by Lessee or a Sublessee permitted hereunder.
(g)    Lessee is in compliance with the requirements of the Orders. Neither Lessee nor any Lessee Party (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other Lists; (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning direct voting shares or interests), or acts for or on behalf of, any person on the Lists or any other person who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ARTICLE XLII.
42.1    Attorneys’ Fees. If Lessor or Lessee brings an action or other proceeding against the other to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and reasonable attorneys’ fees incurred therein. In addition to the foregoing and other provisions of this Lease that specifically require Lessee to reimburse, pay or indemnify against Lessor’s attorneys’ fees, Lessee shall pay, as Additional Charges, all of Lessor’s reasonable attorneys’ fees incurred in connection with the administration or enforcement of this Lease, the review of any letters of credit, the review, negotiation or documentation of any subletting, assignment, or management arrangement or any consent requested in connection therewith, and the collection of past due Rent.
ARTICLE XLIII.
43.1    Brokers. Lessee warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessee shall indemnify, protect, hold harmless and defend Lessor and its Affiliates from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessee. Lessor warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessor shall indemnify, protect, hold harmless and defend Lessee and its Affiliates from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessor.
ARTICLE XLIV.
44.1    Provisions Applicable upon a Change in Control Transaction. Notwithstanding anything to the contrary herein, the following provisions shall apply from and after a Change in Control Transaction.
44.1.1    Additional Reporting. In addition to, but without duplication of, any and all reporting required hereunder (including pursuant to Section 25.1 hereof), following a Change in Control Transaction, Lessee shall deliver to Lessor: (a) within forty-five (45) days after the end of each fiscal quarter (including the last fiscal quarter of any fiscal year), a copy of the same type of information for Guarantor that Brookdale provided in its most recent public supplemental reporting prior to such Change in Control Transaction; (b) within forty-five (45) days after the end of each fiscal quarter (other than the last fiscal quarter of any fiscal year), a copy of the unaudited consolidated financial statements of Guarantor described in Section 25.1.2(b) for or as of the end of such quarter, such consolidated financial statements to be reviewed by a “Big 4” accounting firm; and (c) within one hundred twenty (120) days after the end of each fiscal year, a copy of the audited consolidated financial statements of Guarantor described in Section 25.1.2(a) for or as of the end of such

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

fiscal year, such consolidated financial statements to be audited and certified by a “Big 4” accounting firm.
44.1.2    Remedies for Non-Compliance with Reporting Requirements. Without limiting any rights or remedies of Lessor hereunder, at law or in equity for any other defaults, if, following a Change in Control Transaction, Guarantor and/or Lessee fails to comply with any of their respective reporting obligations, or their respective obligations, if any, to participate in meetings with Lessor, in each case as and when required hereunder, then, in addition to any other remedies provided hereunder or under applicable law, Lessor shall have the right to seek (and Lessee shall not object to the granting of) equitable remedies.
44.1.3    Operating Expenses vs. Capital Expenditures. In connection with or following a Change in Control Transaction, any change in Guarantor’s and/or Lessee’s policies concerning the classification of amounts as operating expenses or capital expenditures, to the extent the same relates solely to the calculation of the Net Debt to EBITDA Ratio (as contemplated in Sections 44.1.7 and 44.1.8 below) or calculations of amounts spent on Capital Projects (as contemplated in Section 9.5), shall be subject to Lessor’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
44.1.4    Deferred Maintenance. If a Change in Control Transaction occurs, then within three (3) months before or after the date that is twenty-four (24) months prior to the expiration of the then-current Term (with respect to any Pool), Lessor may obtain, at Lessor’s cost, updated property condition assessments (each a “PCA”) for each of the Facilities in the applicable Pool. Based on the PCAs, Lessor shall (i) identify to Lessee items of deferred maintenance existing at such Facilities, if any (each a “Required Maintenance Project”), and (ii) propose to Lessee the Annual Minimum Capital Project Amount for the last twenty-four (24) months of such Term. Lessor shall provide Lessee with written notice detailing any Required Maintenance Projects and the proposed new Annual Minimum Capital Project Amount for such Pool within a reasonable time after Lessor’s receipt of the PCAs for all of such Facilities. Lessor and Lessee shall cooperate diligently and attempt in good faith to agree upon the Required Maintenance Projects and the new Annual Minimum Capital Project Amount for such Pool. To the extent that Lessor and Lessee are unable to reach agreement within twenty (20) days following Lessee’s receipt of Lessor’s notice, such dispute shall be resolved by one, two or three independent Persons having not less than ten (10) years of experience in performing assessments of the maintenance and condition of properties similar to the Facilities, which Persons shall (a) be selected and paid in the same manner in which Appraisers would be selected and paid pursuant to Article XXXIV and (b) make a determination with respect to the Required Maintenance Projects and/or the new Annual Minimum Capital Project Amount, as the case may be, for the applicable Pool in the same manner in which Appraisers would make a determination with respect to Fair Market Value, Fair Market Rental or Leasehold FMV pursuant to Article XXXIV (it being acknowledged, for avoidance of doubt, that (x) the fourth sentence of Section 34.1 shall not apply for purposes of this sentence and (y) with respect to determining the Required

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Maintenance Projects, the first sentence of Section 34.1.1 shall not apply and a third Person shall be selected to make such determination if the first two Persons are unable to agree on the same). During a commercially reasonable period following the final determination of the Requirement Maintenance Projects, Lessee shall commence and thereafter use commercially reasonable efforts to complete each Required Maintenance Project prior to the end of the then-current Term. Within thirty (30) days after the Required Maintenance Projects and new Annual Minimum Capital Project Amount for a Pool are determined as aforesaid, Lessee shall deposit with Landlord in the Replacement Reserve an additional amount equal to the excess, if any, of (I) the new Annual Minimum Capital Project Amount for the last Lease Year of the then-current Term, as applicable, over (II) the amount of the Security Deposit allocable to such Pool, as reasonably determined by Lessor (it being agreed that none of the Security Deposit shall be allocable to a Pool for such purpose if an Event of Default shall have occurred and be continuing hereunder). Notwithstanding anything to the contrary contained herein, each of Lessor and Lessee acknowledges and agrees that for purposes of Section 9.5, (A) funds expended by Lessee to complete any Required Maintenance Projects shall be deemed funds expended as part of the Annual Minimum Capital Project Amount, and (B) the Required Maintenance Projects shall be deemed Capital Projects.
44.1.5    Additional Events of Default. Upon the occurrence of a Change in Control Transaction, the following shall constitute additional Events of Default under Section 16.1: (i) a default (beyond any applicable notice and cure period) under any financing the proceeds of which are used to fund a Change in Control Transaction (which debt is incurred or guaranteed by a Guarantor or Subsidiary thereof or secured by any assets of a Guarantor or any Subsidiary thereof), (ii) a failure by Lessee to deliver any monthly reports relating to the operation of the Facilities that are currently required under Section 25.1.2, which failure is not cured within twenty (20) days after notice thereof from Lessor, and (iii) a failure by Lessee to deliver any of the information, audits or statements described in Section 44.1.1 above, which failure is not cured within ten (10) days after notice thereof from Lessor.
44.1.6    Consolidated Net Worth.
44.1.6.1    If Guarantor’s Consolidated Net Worth as of the last day of any calendar quarter is less than [***], Lessor shall have the right, as its sole and exclusive remedy as a result thereof, to (without limiting the provisions of Section 5.3) terminate this Lease in its entirety, with respect to all (and not less than all) of the Facilities, upon sixty (60) days’ prior written notice to Lessee, unless by the expiry of such sixty (60) day period (i) Guarantor’s Consolidated Net Worth has reverted back to [***] and Guarantor has provided Lessor with supporting evidence thereof; or (ii) Guarantor has either (A) posted cash or Letter(s) of Credit or a combination thereof equal to the amount of the shortfall between Guarantor’s Consolidated Net Worth and [***], provided that in the event this Lease is separated into one or more leases, pursuant to Article XXXI, Section 35.5 or otherwise, and regardless of whether the landlords thereunder are Affiliates of one another and regardless of whether such separation occurs prior to or following Guarantor’s Consolidated Net Worth falling below [***], (I) Lessor shall have the right in its sole discretion to (X) include no or a lower Consolidated Net Worth requirement in

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this Lease and/or any New Lease (so long as, for avoidance of doubt, neither this Lease nor any New Lease will require a Consolidated Net Worth in excess of that required hereunder as of the date hereof) and (Y) determine from time to time the extent to which the lessor under each of this Lease and the New Leases will hold any cash, Letter(s) of Credit and/or guarantees posted hereunder (and upon making such determination from to time to time shall notify Lessee thereof, and Lessee shall post such items with Lessor hereunder in the absence of any such notice) and (II) Lessee shall be deemed in compliance with the foregoing requirement if the total amount of all cash and/or Letter(s) of Credit in the aggregate posted with Lessor and/or the lessor under any New Lease equals the amount which must be posted pursuant to the foregoing provisions of this clause (ii)(A), (B) caused one (1) or two (2) domestic entities with an aggregate Consolidated Net Worth at least equal to one hundred fifteen percent (115%) of the amount of the shortfall between Guarantor’s Consolidated Net Worth and [***], to deliver a guaranty or guarantees to Lessor (in the same form as the existing Guaranty, which new Guaranty(ees) shall be retroactive to the Effective Date and expressly cover all matters arising from and after the Effective Date) and become a Guarantor hereunder (it being agreed that the obligations of all Guarantors shall be joint and several) or (C) posted a combination of cash, Letter(s) of Credit and such guarantees (as described in the foregoing clause (ii)(B)) in the amount of the shortfall between Guarantor’s Consolidated Net Worth and [***], with such guarantees being from one (1) or two (2) domestic entities (it being agreed that the obligations of all Guarantors shall be joint and several) with an aggregate Consolidated Net Worth equal to at least one hundred fifteen percent (115%) of the shortfall amount being guaranteed, provided, that, Lessee may also cause any cash, Letter(s) of Credit and/or guarantees (as described in clauses (ii)(A), (ii)(B) and (ii)(C) above) to be delivered to Lessor prior to the date that Guarantor’s Consolidated Net Worth may be less than [***]. If Letter(s) of Credit or cash are delivered to Lessor pursuant to this Section 44.1.6.1 and subsequent to such delivery, (x) Guarantor’s Consolidated Net Worth (inclusive of any additional Guarantors who guarantee this Lease) is equal to or greater than [***], Lessor shall, upon request therefor, promptly return all such Letter(s) of Credit and cash to Lessee or (y) if Guarantor’s Consolidated Net Worth (inclusive of any additional Guarantors who guarantee this Lease) is less than [***], but higher than when the additional guaranty or guarantees (with or without Letters of Credit and/or cash) were originally delivered, Lessor shall, upon request therefor, promptly deliver to Lessee Letter(s) of Credit and/or cash in the amount that Guarantor’s Consolidated Net Worth and all posted Letter(s) of Credit and/or cash, in the aggregate, exceeds [***].
44.1.6.2    In the event Lessor exercises its termination right under this Section 44.1.6, Lessor shall return to Lessee the Security Deposit and any amounts in the impound accounts described in Section 4.4 hereof. If (x) Lessor exercises its right to split this Lease and enter into a New Lease, pursuant to Article XXXI, Section 35.5 or otherwise, in connection with a Separation Event, and (y) no Person which is not an Affiliate of Lessor owns the fee interest in the applicable Separated Properties covered under such New Lease or mortgage debt secured by a mortgage or deed of trust on such Separated Properties (or mezzanine debt secured by a pledge of direct or indirect equity interests in the owner of such fee interest), then Lessor may only exercise its termination right under this Section 44.1.6 if such New Lease is concurrently terminated with respect to the Separated Properties leased thereunder (it being agreed that in the event any Person which is not an Affiliate of Lessor owns the fee interest in the applicable Separated Properties covered under such New Lease or mortgage debt secured by a mortgage or deed of trust on such Separated Properties (or mezzanine debt secured

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by a pledge of direct or indirect equity interests in the owner of such fee interest), Lessor may terminate this Lease without regard to, and without affecting, such New Lease).
44.1.7    Security Deposit. As additional security for Lessee’s obligations hereunder, Lessee shall pay to Lessor at or prior to (and as a condition to) the closing of any Change in Control Transaction cash or a Letter of Credit or a combination of cash and a Letter of Credit (the “Security Deposit”) in an amount equal to [***] of the annual Minimum Rent as of the date on which such Change in Control Transaction occurs, which Security Deposit shall be increased (or reduced and the excess amount refunded by Lessor to Lessee) from time to time such that Lessee shall keep on deposit with Lessor at all times during the Term an amount equal to [***] of the annual Minimum Rent. Notwithstanding the foregoing, the Security Deposit shall be increased (or reduced and the excess amount refunded by Lessor to Lessee if in a subsequent calendar quarter a lesser percentage of annual Minimum Rent is required to be on deposit with Lessor) as follows: (a) if the Net Debt to EBITDA Ratio exceeds [***] as of the last day of any calendar quarter, the Security Deposit shall be increased to [***] of the annual Minimum Rent as of the date of such determination; (b) if the Net Debt to EBITDA Ratio exceeds [***] as of the last day of any calendar quarter, the Security Deposit shall be increased to [***] of the annual Minimum Rent as of the date of such determination; and (c) if the Net Debt to EBITDA Ratio exceeds [***] as of the last day of any calendar quarter, the Security Deposit shall be increased to [***] of the annual Minimum Rent as of the date of such determination (it being understood and agreed that the Security Deposit shall be increased or reduced (with the excess amount refunded by Lessor to Lessee) from time to time such that Lessee shall keep on deposit with Lessor at all times during the Term following a Change in Control Transaction an amount equal to the applicable percentage of the annual Minimum Rent, as set forth in the first sentence of this Section 44.1.7 and in the foregoing clauses (a), (b) and (c) of this sentence, from time to time, as applicable). Lessor shall either keep the Security Deposit in a separate interest-bearing account as may be selected by Lessor from time to time, or may commingle the Security Deposit with its general funds so long as Lessor credits and adds to the Security Deposit each month an amount equal to the interest that would have been earned on the Security Deposit had Lessor invested the same in an interest-bearing account, as reasonably determined by Lessor. In either case, all earned interest or deemed interest on the Security Deposit shall be added to and become part of the Security Deposit and held and applied by Lessor in accordance with the provisions of this Section 44.1.7. All interest or deemed interest earned on the Security Deposit shall be for the account of Lessee, and Lessee shall promptly deliver to Lessor upon request any Internal Revenue Service Form W-9 or such other certification as Lessor may reasonably request in connection with the investment of the Security Deposit. If at any time an Event of Default shall have occurred and be continuing, Lessor may, but shall not be required to, in addition to and not in lieu of any other rights and remedies available to Lessor, apply all or any part of the Security Deposit to the payment of any sum that Lessee has failed to pay when required, or any sum that Lessor may expend or be required to expend by reason of a default hereunder. Whenever, and as often as, Lessor shall have applied any portion of the Security Deposit as aforesaid, Lessee shall, within ten (10) days after notice thereof from Lessor, deposit additional money with Lessor sufficient to restore the

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Security Deposit to the full amount then required to be deposited with Lessor pursuant to this Section 44.1.7. No notice to Lessee shall be required to enable Lessor to apply the Security Deposit in accordance with this Section 44.1.7. The unexpended portion of the Security Deposit shall be refunded to Lessee within thirty (30) days following the expiration or earlier termination of this Lease with respect to all of the Facilities, provided that no Event of Default shall be continuing. In the event of a transfer of Lessor’s interest in all or any portion of the Leased Property, Lessor shall pay or credit to the transferee all or a portion of the Security Deposit and thereupon shall, without any further agreement between the parties, be released by Lessee from all liability therefor, and it is agreed that the provisions hereof shall apply to every such payment or credit to such a transferee. For the avoidance of doubt, the failure of Lessee to maintain any Net Debt to EBITDA Ratio as contemplated in this Section 44.1.6 shall not constitute a default hereunder or an “Event of Default”. In the event that this Lease is separated into one or more leases, pursuant to Article XXXI, Section 35.5 or otherwise, and regardless of whether Lessor and the landlords thereunder are Affiliates of one another, (i) Lessee’s obligation to post the Security Deposit shall in no event be increased as a result thereof and (ii) the total amount of the Security Deposit shall be apportioned between this Lease and any New Lease(s) on a pro rata basis based on the Minimum Rent due hereunder and thereunder.
44.1.8    Lessor’s Termination Right. In addition to the provisions of Sections 44.1.6 and 44.1.7 above, in the event (a) the Net Debt to EBITDA Ratio exceeds [***] as of the last day of any calendar quarter and (b) the Lease Coverage Ratio is less than [***] for such calendar quarter, Lessor shall have the right to terminate this Lease upon Lessor’s return to Brookdale of the Security Deposit and any amounts in the impound accounts described in Section 4.4 hereof, less an amount equal to the lesser of (i) the Security Deposit and (ii) the sum of the Lease Positive NPVs for each of the Facilities, provided that such sum is a positive number (it being understood that if such sum is less than zero (0), then no portion of the Security Deposit shall be retained by Lessor). As used in this Section 44.1.8: (i) “Lease Positive NPV” shall mean, with respect to any Facility, the positive net present value, if any, (assuming a [***] per annum discount rate) of the difference between the annual Projected Rent for such Facility less the annual Projected Adjusted EBITDAR for such Facility, calculated for each Facility for the remainder of the applicable Term; (ii) “Projected Rent” shall mean, with respect to any Facility, all Rent that would be due hereunder with respect to such Facility per the terms of this Lease through the end of the applicable Term had this Lease not been terminated; and (iii) “Projected Adjusted EBITDAR” shall mean, with respect to any Facility, (A) for the first twelve (12) month period following the date of termination of this Lease, an amount equal to (1) the trailing twelve (12) month EBITDARM for such Facility, increased by [***], less (2) a deemed management fee allowance equal to [***] of the revenues used in calculating such EBITDARM (which revenues shall be based on the trailing twelve (12) month revenues used in calculating such EBITDARM, increased by [***]), less (3) a deemed capital expenditure allowance of [***] per unit, increased by [***] per annum starting in 2018, and (B) for each subsequent twelve (12) month period (through the remainder of the applicable Term), (1) the prior period’s EBITDARM,

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increased by [***], less (2) the prior period’s deemed management fee allowance, increased by [***], less (3) the prior period’s deemed capital expenditure allowance, increased by [***]. Projected Rent and Projected Adjusted EBITDAR shall be prorated as to any partial period (i.e., a period of less than twelve (12) months) at the end of the applicable Term.  An example of the calculation of Lease Positive NPV is attached hereto as Exhibit G.  For the avoidance of doubt, the failure of Guarantor to maintain such Net Debt to EBITDA Ratio as contemplated by this Section 44.1.8 shall not constitute a default hereunder or an “Event of Default”. If (x) Lessor exercises its right to split this Lease and enter into a New Lease, pursuant to Article XXXI, Section 35.5 or otherwise, in connection with a Separation Event, and (y) no Person which is not an Affiliate of Lessor owns the fee interest in the applicable Separated Properties covered under such New Lease or mortgage debt secured by a mortgage or deed of trust on such Separated Properties (or mezzanine debt secured by a pledge of direct or indirect equity interests in the owner of such fee interest), then Lessor may only exercise its termination right under this Section 44.1.8 if such New Lease is concurrently terminated with respect to the Separated Properties leased thereunder (it being agreed that in the event any Person which is not an Affiliate of Lessor owns the fee interest in the applicable Separated Properties covered under such New Lease or mortgage debt secured by a mortgage or deed of trust on such Separated Properties (or mezzanine debt secured by a pledge of direct or indirect equity interests in the owner of such fee interest), Lessor may terminate this Lease without regard to, and without affecting, such New Lease).
44.1.9    Equitable Adjustments. The parties agree to cooperate in good faith to equitably adjust the provisions of Sections 44.1.6, 44.1.7 and 44.1.8 (as applicable) if and to the extent that changes to GAAP would affect the calculations thereof (such that, after the adjustment, the parties would be in the same position they would be in had such changes not occurred).
44.1.10    Calculation Certificates. Without in any way limiting Lessee’s obligations under Section 25.1.2 or Section 44.1.1 of this Lease, within thirty (30) days of the end of each calendar quarter during the Term, following a Change in Control Transaction, Lessee shall provide to Lessor a statement of Lessee’s calculations of the Guarantor’s Consolidated Net Worth, the Net Debt to EBITDA Ratio and the Lease Coverage Ratio, together with such information as is necessary for Lessor to make a determination of the accuracy of such calculations.
44.1.11    Letter of Credit Provisions. If Lessee shall deliver one or more Letters of Credit pursuant to the provisions of Section 44.1.6 and/or Section 44.1.7, such Letter(s) of Credit shall (subject to the provisions of Sections 44.1.6 and 44.1.7, as applicable): (a) initially expire not less than one (1) year from the date of issue thereof; and (b) provide for automatic renewals for periods of not less than one (1) year unless notice of non-renewal is given to Lessor at least thirty (30) days prior to the expiration date thereof. Lessee shall pay all expenses, points and/or fees incurred by Lessee in obtaining such Letter(s) of Credit, and shall pay to Lessor, on demand, as Additional Charges hereunder, all fees and charges paid by Lessor to the applicable Issuer in connection with the transfer of the same to any future landlord

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hereunder or under any New Lease. Supplementing Section 44.1.7, if the Security Deposit is fully or partially in the form of a Letter of Credit and an Event of Default occurs hereunder, Lessor shall be permitted from time to time to draw down any portion or the entire amount of the Letter of Credit, if applicable, and apply from time to time the proceeds or any part thereof in accordance with this Section and Section 44.1.7 and retain the balance for the Security Deposit. Lessor shall also have the right to draw down any portion or the entire amount of the Letter of Credit if Lessor receives notice that the date of expiry of the Letter of Credit will not be extended by the Issuer and if a replacement Letter of Credit meeting the requirements of this Section 44.1.11 (or a cash Security Deposit) in the amount then required hereunder is not delivered by Lessee to Lessor within ten (10) Business Days thereafter, and may retain the proceeds for the Security Deposit. In addition, following the expiration or earlier termination of the Term, Lessor may draw upon the Letter of Credit to the extent necessary to cover any outstanding obligations of Lessee under this Lease and hold such amounts as Landlord reasonably estimates are required to cover such obligations, provided that notice of such outstanding obligations is delivered by Lessor to Lessee within sixty (60) days following the later of the expiration of the Term (as the same may be extended) and the date on which Lessee has fully vacated all of the Facilities. For avoidance of doubt, the provisions of this Section 44.1.11 shall not derogate from the provisions of Section 44.1.6 or Section 44.1.7 (including any right or obligation of Lessee to increase or decrease a Letter of Credit or to replace a Letter of Credit with cash or a guaranty, pursuant to the provisions thereof).
ARTICLE XLV.
45.1    Miscellaneous.
45.1.1    Survival. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities and indemnities of, Lessee or Lessor arising prior to the expiration or earlier termination of the Term shall survive such expiration or termination. In addition, all claims against, and all liabilities and indemnities hereunder of Lessee shall continue in full force and effect and in favor of the Lessor named herein, its Affiliate (to the extent applicable) and the successors and assigns of Lessor and (to the extent applicable) such Affiliate, notwithstanding any conveyance of the Leased Property to Lessee.
45.1.2    Severability. If any term or provision of this Lease or any application thereof shall be held invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.
45.1.3    Non-Recourse. Lessee specifically agrees to look solely to the Leased Property for recovery of any judgment from Lessor. It is specifically agreed that no constituent partner in Lessor or officer, director or employee of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might

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otherwise have to obtain injunctive relief against Lessor, or any action not involving the personal liability of Lessor. Furthermore, except as otherwise expressly provided herein, in no event shall Lessor ever be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause.
45.1.4    Licenses and Operation Transfer Agreements.
(a)    Upon the expiration or earlier termination of the Term with respect to each Facility, Lessee shall use its commercially reasonable efforts, to the extent permitted by Legal Requirements, to transfer to Lessor or Lessor’s nominee a fully operational Facility and shall cooperate with Lessor or Lessor’s designee or nominee (“Successor Operator”) in connection with the processing by Successor Operator of any applications for all Required Governmental Approvals, all contracts, including contracts with governmental or quasi‑governmental entities, business records, data, patient and resident records, and patient and resident trust accounts, which may be necessary or useful for the operation of such Facility; provided that the reasonable out-of-pocket costs and expenses of any transfer of Required Governmental Approvals or the processing of any such applications therefor shall be paid by Lessor or Successor Operator. Lessee shall not commit any act that would jeopardize the Required Governmental Approvals for such Facility, and Lessee shall reasonably comply with all requests for an orderly transfer of the same, to the extent permitted by Legal Requirements, upon the expiration or early termination of the Term applicable to such Facility. In addition, upon request, Lessee shall, subject to compliance with all applicable Legal Requirements, promptly deliver copies of all books and records relating to the Leased Property of such Facility and all Capital Additions thereto and operations thereon to Lessor or such Successor Operator.
(b)    Lessor and Lessee (i) acknowledge that Legal Requirements may prohibit or restrict the transfer of Required Governmental Approvals or the transfer or disclosure of contracts, records, data or accounts and that the exercise of default or termination rights or remedies under this Lease may result in the expiration or cancellation of Required Governmental Approvals, and (ii) agree that any such transfer or disclosure shall be limited to the extent required to comply with Legal Requirements. Lessee agrees to use commercially reasonable efforts to cooperate with Lessor, as reasonably requested by Lessor, in achieving the transfer of a fully operational Facility as described in Section 45.1.4(a) in a manner permitted by applicable Legal Requirements.
(c)    Without limiting the generality of the foregoing, the following shall apply:
(i)    If requested by Lessor or a proposed replacement operator for such Facility, Lessee hereby agrees to enter into a reasonable operations transfer agreement (which shall provide for Lessor or such Successor Operator’s reimbursement of Lessee’s reasonable out-of-pocket expenses incurred in performing its obligations under any such transfer agreement) with Lessor or such Successor Operator as is customary in the transfer to a successor operator of the operations of a facility similar to such Facility; provided that the term of any such operations transfer agreement shall not exceed a period of twelve (12) months following the termination of this Lease. Lessee shall not unreasonably withhold, condition or delay its consent to entering into any

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interim subleases or management agreements as may be necessary to effectuate an early transfer of the operations of such Facility prior to the time that Lessor or such Successor Operator holds all Required Governmental Approvals.
(ii)    If requested by Lessor, Lessee shall, subject to compliance with all applicable Legal Requirements, continue to manage one or more Facilities after the termination of this Lease and for so long thereafter as is necessary for Lessor or such Successor Operator to obtain all Required Governmental Approvals (provided that the term of any such continued management shall not exceed a period of twelve (12) months following the termination of this Lease), on such reasonable terms (which shall include an agreement to pay a commercially reasonable fee and to reimburse Lessee for its reasonable out-of-pocket costs and expenses and reasonable and administrative costs) as Lessor shall request.
(d)    Nothing contained herein shall prohibit Lessor or a Successor Operator from securing any Required Governmental Approvals for a Facility in its own name, or (to the extent receivership is available pursuant to applicable Legal Requirements) seeking the appointment of a receiver for a Facility (and Lessee shall use commercially reasonable efforts to cooperate in connection therewith), in each case but only in connection with any expiration or early termination of the Term applicable to such Facility or upon an Event of Default permitting an exercise of remedies with respect to such Facility.
(e)    If after the expiration or earlier termination of this Lease with respect to a Facility, Lessor or a Successor Operator has not assumed the full operation of such Facility and received all of the records with respect to such Facility, then Lessee shall keep copies of the records of such Facility for such period, and make such records available in such manner, in each case as may be required by applicable Legal Requirements.
45.1.5    Successors and Assigns. This Lease shall be binding upon Lessor and its successors and assigns and, subject to the provisions of Article XXIV, upon Lessee and its successors and assigns.
45.1.6    Force Majeure. If Lessee shall fail to punctually perform any term, covenant or condition (other than those consisting of payments and other financial obligations, including, without limitation, the payment of Rent hereunder) to be performed by Lessee under this Lease as a result of any strike, lockout, labor dispute, inability to obtain labor or materials or reasonable substitutes for such labor or materials, act of God, governmental restrictions, regulations or controls, enemy or hostile government action, civil commotion, riot or insurrection, fire or other casualty or other events similar or dissimilar to those enumerated in this paragraph beyond Lessee’s reasonable control, then such failure to perform shall be excused and shall not be deemed a breach of this Lease and the time for Lessee to perform such term, covenant or condition shall be extended by an amount of time equal to the delay caused by the event(s) described in this Section 45.1.6, but in no event shall any the time for performance of any such required term, covenant or condition be extended by more than sixty (60) days in the aggregate.

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45.1.7    Confidentiality. Lessor and Lessee hereby acknowledge and agree that any information provided by any party to the other pursuant to this Lease is confidential and shall not be shared by the receiving party with any other Person, except for disclosures: (a) to, so long as such Persons agree to maintain the confidential nature thereof, Lessor’s or Lessee’s, as applicable, actual or prospective (i) financing sources, (ii) purchasers or assignees, (iii) partners, (iv) Escrow Holder, (v) investors and (vi) replacement tenants (provided that Lessor shall not disclose Proprietary Information to replacement tenants without Lessee’s prior written consent); (b) to legal counsel, accountants and other professional advisors to Lessor or Lessee, as applicable, so long as such Persons agree to maintain the confidential nature thereof; (c) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, to the extent necessary in support of motions, filings, or other proceedings in court as required to be undertaken pursuant to this Lease, or otherwise as required by applicable Legal Requirements, provided that any party is given a reasonable opportunity to obtain a protective order in connection with such disclosure; (d) in connection with reporting of Facility portfolio based performance and other Facility portfolio information in filings with Securities and Exchange Commission by Lessor and its Affiliates; (e) in connection with reporting requirements in filings with Securities and Exchange Commission by Lessee and its Affiliates, which filings may include publication of Lessee’s or its Affiliates’ audited financial statements; and (f) in compliance with any filing requirements, regulations or other requirements of, or upon the request or demand of, any stock exchange (or other similar entity) on which Lessor’s or Lessee’s (or the Controlling Person(s) thereof) shares (or other equity interests) are listed, or of any other Governmental Authority having jurisdiction over either Lessor or Lessee. For the avoidance of doubt and notwithstanding the foregoing, Lessor and Lessee acknowledge and agree that this Lease itself may be a publicly filed document. In connection with any disclosures made pursuant to item (a) above, Lessor shall use commercially reasonable efforts to obtain confidentiality agreements from any parties to whom it discloses financial information or other sensitive business information regarding Lessee.
45.1.8    Termination Date. If this Lease is terminated by Lessor or Lessee under any provision hereof with respect to any one or more (including all, if applicable) of the Facilities, and upon the expiration of the Term applicable to a Facility (collectively, the “termination date”), the following shall pertain:
(a)    Lessee shall vacate and surrender the Leased Property, any of Lessee’s Personal Property and Intangible Property (other than Lessee’s Excluded Assets) that Lessor has elected to acquire pursuant to Section 6.3, and all Capital Additions relating to the applicable Facility to Lessor in the condition required by Section 9.1.4. Prior to such vacation and surrender, Lessee shall remove any items which Lessee is permitted or required to remove hereunder. Lessee shall, at Lessee’s cost, repair any damage to such Leased Property and any Capital Additions caused by such vacation and/or removal of any items which Lessee is required or permitted hereunder to remove. Any items which Lessee is permitted to remove but fails to remove prior to the surrender to Lessor of such Leased Property, Lessee’s Personal Property, and

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Intangible Property (other than Lessee’s Excluded Assets) and Capital Additions shall be deemed abandoned by Lessee, and Lessor may retain or dispose of the same as Lessor sees fit without claim by Lessee thereto or to any proceeds thereof. If Lessor elects to remove and dispose of any such items abandoned by Lessee, the cost of such removal and disposal shall be an Additional Charge payable by Lessee to Lessor upon demand.
(b)    Without limiting the provisions of Section 45.1.1 above, upon any such termination or expiration of this Lease with respect to a Facility, the following shall pertain:
(i)    Lessee agrees to defend, protect, indemnify, defend and hold harmless Lessor and its Affiliates from and against any and all claims, costs, losses, expenses, damages, actions, and causes of action for which Lessee is responsible under this Lease (including Lessee’s indemnification obligations under Articles XXIII and XXXVII) and which accrue or have accrued on or before the termination date.
(ii)    Lessee shall remain liable for the cost of all utilities used in or at the Leased Property and any Capital Additions relating to such Facility through the termination date and accrued and unpaid, whether or not then billed, as of the termination date until full payment thereof by Lessee. Lessee shall obtain directly from the companies providing such services closing statements for all services rendered through the termination date and shall promptly pay the same. If any utility statement with respect to such Leased Property and any Capital Additions includes charges for a period partially prior to and partially subsequent to the termination date, such charges shall be prorated as between Lessor and Lessee, with Lessee responsible for the portion thereof (based upon a fraction the numerator of which is the number of days of service on such statement through the termination date and the denominator of which is the total number of days of service on such statement) through the termination date and Lessor shall be responsible for the balance. The party receiving any such statement which requires proration hereunder shall promptly pay such statement and the other party shall, within ten (10) days after receipt of a copy of such statement, remit to the party paying the statement any amount for which such other party is responsible hereunder.
(iii)    Lessee shall remain responsible for any and all Impositions imposed against the Leased Property, the Personal Property and any Capital Additions with a lien date prior to the termination date (irrespective of the date of billing therefor) and for its pro rata share of any Impositions imposed in respect of the tax-fiscal period during which the Term terminates as provided in Section 4.1.6, and Lessee shall indemnify and hold Lessor harmless with respect to any claims for such Impositions or resulting from nonpayment thereof.
(iv)    Lessee shall (y) execute all documents and take any actions reasonably necessary to (1) cause the transfer to Lessor of any of Lessee’s Personal Property and Intangible Property (other than Lessee’s Excluded Assets) that Lessor has elected to acquire and any Capital Additions not owned by Lessor, to the extent provided in Section 6.3, in each case free of any encumbrance, as provided in such Section 6.3, and (2) remove this Lease and/or any memorandum hereof as a matter affecting title to the

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Leased Property as provided in Article XXXVIII and (z) comply with its covenants set forth in Section 45.1.4.
(v)    Lessee shall continue to observe the covenants of Lessee set forth in Sections 7.4.1, 7.4.2, 7.4.3 and 7.4.4 and any other covenant or agreement of Lessee in this Lease which is intended to survive the expiration or sooner termination of this Lease.
45.1.9    Governing Law. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT ALL PROVISIONS HEREOF RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND ALL REMEDIES SET FORTH IN ARTICLE XVI RELATING TO RECOVERY OF POSSESSION OF THE LEASED PROPERTY OF ANY FACILITY (SUCH AS AN ACTION FOR UNLAWFUL DETAINER OR OTHER SIMILAR ACTION) SHALL BE CONSTRUED AND ENFORCED ACCORDING TO, AND GOVERNED BY, THE LAWS OF THE STATE IN WHICH THE LEASED PROPERTY OF SUCH FACILITY IS LOCATED.
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45.1.10    Waiver of Trial by Jury. EACH OF LESSOR AND LESSEE ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION OF THE UNITED STATES, THE STATE OF DELAWARE AND THE STATES IN WHICH THE LEASED PROPERTY OF ANY OF THE FACILITIES IS LOCATED. EACH OF LESSOR AND LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LESSOR AND LESSEE WITH RESPECT TO THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; EACH OF LESSOR AND LESSEE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
LESSOR’S INITIALS: /s/KY
LESSEE’S INITIALS: /s/HK
45.1.11    Lessee Counterclaim and Equitable Remedies. Lessee hereby waives the right to interpose counterclaim in any summary proceeding instituted by Lessor against Lessee or in any action instituted by Lessor for unpaid Rent under this Lease. In the event that Lessee claims or asserts that Lessor has violated or failed to perform a covenant of Lessor not to unreasonably withhold or delay Lessor’s consent or approval hereunder, or in any case where Lessor’s reasonableness in exercising its judgment is in issue, Lessee’s sole remedy shall be an action for specific performance, declaratory judgment or injunction, and in no event shall Lessee be entitled to any monetary damages for a breach of such covenant, and in no event shall Lessee claim or assert any claims for monetary damages in any action or by way of set-off defense or counterclaim, and Lessee hereby specifically waives the right to any monetary damages or other remedies in connection with any such claim or assertion.
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45.1.12    Jurisdiction. Lessor and Lessee irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) or, in the case of claims over which federal courts have jurisdiction, the United States District Court for the District of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Lessor and Lessee further agree that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Lessor and Lessee irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Lease or the transactions contemplated hereby in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) or, in the case of claims over which federal courts have jurisdiction, the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any  such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
45.1.13    Entire Agreement. This Lease, the Exhibits, Schedules and Addendum hereto and such other documents as are contemplated hereunder, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties. Lessor and Lessee hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property are merged into and revoked by this Lease.
45.1.14    Headings. All titles and headings to sections, subsections, paragraphs or other divisions of this Lease are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other contents of such sections, subsections, paragraphs or other divisions, such other content being controlling as to the agreement among the parties hereto.
45.1.15    Counterparts; Electronically Transmitted Signatures. This Lease may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument. Signatures transmitted via facsimile or other electronic means (including emailed PDF files) may be used in place of original signatures on this Lease, and Lessor and Lessee both intend to be bound by such signatures hereto transmitted via facsimile or other electronic means.
45.1.16    Joint and Several. If more than one Person is the Lessee under this Lease, the liability of such Persons under this Lease shall be joint and several.

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45.1.17    Interpretation. Both Lessor and Lessee have been represented by counsel and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.
45.1.18    Time of Essence. Time is of the essence of this Lease and each provision hereof in which time of performance is established; provided, that the foregoing shall not abrogate (but shall be applicable to) any notice or cure periods otherwise expressly provided for in this Lease.
45.1.19    Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.
45.1.20    Amendment and Restatement. The parties acknowledge and agree that (i) this Lease amends and restates the following leases (the “Existing Leases”) in their entirety except for the Surviving Prior Lease Documents, which shall remain in full force and effect in accordance with their respective terms, and (ii) the Guaranty replaces the following guaranties (the “Existing Guaranties”) in their entirety:
(a)    that certain Amended and Restated Master Lease dated April 14, 2006, between HCP Brofin Properties, LLC, as lessor, and BLC Chancellor-Murrieta LH, LLC and BLC Chancellor-Lodi LH, LLC (as successor-in-interest to Chancellor Health Care of California IV, Inc.), collectively, as lessee, as amended by that certain Agreement and Consent of Lessor to Assignment of Lease and First Amendment to Amended and Restated Master Lease, dated March 30, 2007, that certain Assignment and Assumption Agreement, Consent of Lessor to Assignment and Assumption and Second Amendment to Amended and Restated Master Lease dated September 24, 2008, that certain Third Amendment to Amended and Restated Master Lease dated March 24, 2009, and that certain Fourth Amendment to Amended and Restated Master Lease dated August 29, 2014, and as guaranteed by Brookdale pursuant to that certain Guaranty of Obligations dated March 30, 2007;
(b)    that certain Master Lease and Security Agreement dated August 13, 2009, between HCP Eden2 A Pack, LLC and HCP Eden2 B Pack, LLC, collectively, as lessor, and HBP Leaseco, L.L.C., as lessee, as amended by that certain First Amendment to Master Lease and Security Agreement dated September 9, 2009, that certain Second Amendment to Master Lease and Security Agreement dated October 1, 2009, that certain Third Amendment to Master Lease and Security Agreement dated March 18, 2010, that certain Consent and Fourth Amendment to Master Lease and Security Agreement dated September 1, 2011, that certain Fifth Amendment to Master Lease and Security Agreement dated August 29, 2014, that certain Sixth Amendment to Master Lease and Security Agreement and Amendment to Guaranty dated November 1, 2016, and that certain Seventh Amendment to Master Lease and Security Agreement and Amendment to Guaranty dated November 18, 2016, and as guaranteed by HBR pursuant to that certain Guaranty Agreement dated March 18, 2010, and by Brookdale pursuant to that certain Guaranty of Obligations dated September 1, 2011;

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(c)    that certain Master Lease dated March 29, 2002, between HCP Jacksonville, LLC, as lessor, and ARC Carriage Club of Jacksonville, Inc., as lessee, as amended by that certain First Amendment to Lease dated September 30, 2002, that certain Second Amendment to Master Lease (Phase I) dated February 28, 2003, that certain Third Amendment to Lease (Phase I) dated September 23, 2003, that certain Fourth Amendment to Master Lease (Phase I) dated July 15, 2004, that certain Fifth Amendment to Master Lease (Phase I) dated June 30, 2005, that certain Sixth Amendment to Master Lease (Phase I) (Victoria Capital Addition Project) dated September 9, 2005, that certain Seventh Amendment to Master Lease (Phase I) dated March 31, 2006, that certain Eighth Amendment to Master Lease (Phase I) dated February 28, 2007, that certain Ninth Amendment to Master Lease (Phase I) dated April 28, 2008, that certain Tenth Amendment to Master Lease dated September 24, 2008, that certain Eleventh Amendment to Master Lease (Phase I) dated March 24, 2009, that certain Twelfth Amendment to Master Lease (Jacksonville 2012 Capital Addition Project) (Phase I) dated April 25, 2012, that certain Thirteenth Amendment to Master Lease (Jacksonville 2013 Renovation and Reconfiguration Project) dated October 23, 2013, that certain Fourteenth Amendment to Master Lease and Amendment to Guaranty dated November 18, 2016, and that certain Fifteenth Amendment to Master Lease and Amendment to Guaranty dated November 18, 2016, and as guaranteed by ARCPI pursuant to that certain Guaranty of Obligations dated March 29, 2002, as amended by that certain First Amendment to Guaranty of Obligations dated February 28, 2003 and that certain Second Amendment to Guaranty of Obligations dated June 30, 2005, by ARC pursuant to that certain Guaranty of Obligations (Phase I) dated June 30, 2005, and by Brookdale pursuant to that certain Guaranty of Obligations dated October 5, 2006;
(d)    that certain Amended and Restated Master Lease dated September 24, 2008, between HCP Brofin Properties, LLC, as lessor, and ARC Santa Catalina Inc. and Park Place Investments, LLC, collectively, as lessee, as amended by that certain First Amendment to Amended and Restated Master Lease dated March 24, 2009, that certain Second Amendment to Amended and Restated Master Lease dated April 12, 2011, that certain Third Amendment to Amended and Restated Master Lease dated February 20, 2014, that certain Fourth Amendment to Amended and Restated Master Lease and Ancillary Documents dated August 29, 2014, and that certain Fifth Amendment to Amended and Restated Master Lease and Ancillary Documents dated November 18, 2016, and as guaranteed by ARCPI, ARC and Brookdale pursuant to that certain Guaranty of Obligations dated September 24, 2008;
(e)    that certain Master Lease dated September 23, 2003, between Texas HCP Holding, L.P. and HCP - AM/Colorado, LLC, collectively, as lessor, and Fort Austin Limited Partnership and ARC Greenwood Village, Inc., collectively, as lessee, as amended by that certain First Amendment to Master Lease and Guaranty and Option to Purchase Certain Facilities (Phase III) dated July 15, 2004, that certain Second Amendment to Master Lease (Phase III) dated June 30, 2005, that certain Consent to Change of Control and Third Amendment to Master Lease (Phase III) dated April 1, 2006, that certain Agreement and Consent dated May 12, 2006, that certain Fourth Amendment to Master Lease dated September 24, 2008, that certain Fifth Amendment to Master Lease dated March 24, 2009, (vi) that certain Sixth Amendment to Master Lease dated July 11, 2013, that certain (erroneously titled) Sixth Amendment to Master Lease dated February 20, 2014, that certain Eighth Amendment to Master Lease dated August 29, 2014, that certain Ninth Amendment to Master Lease and Ancillary Documents dated August 29, 2014, that certain Tenth Amendment to Master Lease and

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Amendment to Guaranty dated November 18, 2016, and that certain Eleventh Amendment to Master Lease Agreement and Amendment to Guaranty dated November 18, 2016, and as guaranteed by ARCPI pursuant to that certain Guaranty of Obligations dated September 23, 2003, by ARC pursuant to that certain Guaranty of Obligations dated June 30, 2005, by Brookdale pursuant to that certain Guaranty of Obligations dated October 5, 2006, and by ARCPI, ARC and Brookdale pursuant to that certain Guaranty of Obligations dated September 24, 2008;
(f)    that certain Amended and Restated Master Lease Agreement dated July 20, 2007, between HCP – AM/Illinois, LLC and HCP – AM/Tennessee, LLC, collectively, as lessor, and ARC Holley Court, LLC and Homewood at Brookmont Terrace, LLC, collectively, as lessee, as amended by that certain First Amendment to Amended and Restated Master Lease Agreement dated September 24, 2008, that certain Second Amendment to Amended and Restated Master Lease Agreement dated March 24, 2009, that certain Third Amendment to Amended and Restated Master Lease Agreement dated October 5, 2012, that certain Fourth Amendment to Amended and Restated Master Lease Agreement dated July 11, 2013, that certain Fifth Amendment to Amended and Restated Master Lease Agreement dated August 29, 2014, that certain Sixth Amendment to Amended and Restated Master Lease Agreement dated November 18, 2016, that certain Seventh Amendment to Amended and Restated Master Lease Agreement dated November 18, 2016, and that certain Eighth Amendment to Amended and Restated Master Lease Agreement and Amendment to Guaranty dated November 30, 2016, and as guaranteed by ARC pursuant to guaranties dated July 20, 2007, and by Brookdale pursuant to that certain Guaranty of Obligations dated October 5, 2006;
(g)    that certain Amended and Restated Master Lease and Security Agreement dated August 29, 2014, between HCP EMOH, LLC, HCP MA2 Massachusetts, LP, HCP MA3 California, LP, HCP MA3 Washington LP, HCP Partners, LP, HCP Senior Housing Properties Trust, HCP SH ELP1 Properties, LLC, HCP SH ELP2 Properties, LLC, HCP SH ELP3 Properties, LLC, HCP SH Mountain Laurel, LLC, HCP SH River Valley Landing, LLC, HCP SH Sellwood Landing, LLC, HCP, Inc., HCPI Trust, Westminster HCP, LLC, HCP Springtree, LLC, HCP Port Orange, LLC, HCP St. Augustine, LLC, HCP Wekiwa Springs, LLC, HCP Cy-Fair, LLC, HCP Friendswood, LLC and HCP Emfin Properties, LLC, collectively, as lessor, and Emeritus Corporation, Summerville at Prince William, Inc., LH Assisted Living, LLC, Summerville at Hillsborough, L.L.C., Summerville at Port Orange, Inc., Summerville at Stafford, L.L.C., Summerville at Voorhees, L.L.C., Summerville at Westminster, Inc., Summerville at Cy-Fair Associates, L.P., Summerville at Friendswood Associates, L.P., Summerville at St. Augustine, LLC and Summerville at Wekiwa Springs, LLC, collectively, as lessee, as amended by that certain First Amendment to Amended and Restated Master Lease and Security Agreement and Option Exercise Notice dated December 29, 2014, that certain Second Amendment to Amended and Restated Master Lease and Security Agreement dated January 1, 2015, that certain Third Amendment to Amended and Restated Master Lease and Security Agreement dated May 1, 2015, that certain Fourth Amendment to Amended and Restated Master Lease and Security Agreement and Amendment to Guaranty dated November 18, 2016, that certain Fifth Amendment to Amended and Restated Master Lease and Security Agreement and Amendment to Guaranty dated November 18, 2016, that certain Sixth Amendment to Amended and Restated Master Lease and Security Agreement dated November 18, 2016, that certain Seventh Amendment to Amended and Restated Master Lease and Security Agreement dated

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March 29, 2017, that certain Eighth Amendment to Amended and Restated Master Lease and Security Agreement dated July 21, 2017, and that certain Ninth Amendment to Amended and Restated Master Lease and Security Agreement and Amendment to Guaranty dated October 31, 2017, and as guaranteed by Brookdale pursuant to that certain Guaranty of Obligations dated August 29, 2014;
(h)    that certain Amended and Restated Master Lease and Security Agreement dated November 18, 2016, between HCP SH ELP1 Properties, LLC and HCP SH ELP3 Properties, LLC, collectively, as lessor, and Emeritus Corporation, as lessee, as amended by that certain First Amendment to Amended and Restated Master Lease and Security Agreement and Guaranty dated November 18, 2016, and that certain Second Amendment to Amended and Restated Master Lease and Security Agreement and Guaranty dated November 18, 2016, and as guaranteed by Brookdale pursuant to that certain Guaranty of Obligations dated November 1, 2016; and
(i)    that certain Master Lease and Security Agreement dated September 1, 2011, between HCP HB2 South Bay Manor, LLC and HCP HB2 Sakonnet Bay Manor, LLC, collectively, as lessor, and South Bay Manor, L.L.C. and Senior Lifestyle Sakonnet Bay Limited Partnership, collectively, as lessee, as amended by that certain First Amendment to Master Lease and Security Agreement and Guaranty dated November 18, 2016, and as guaranteed by Brookdale pursuant to that certain Guaranty of Obligations dated September 1, 2011;
provided, however, that neither the lessees under such Existing Leases nor the guarantors under such Existing Guaranties shall be released from any of the obligations of such lessees or guarantors thereunder arising prior to (but excluding) the date hereof.
ARTICLE XLVI.
46.1    Provisions Relating to Master Lease. Lessor and Lessee hereby acknowledge and agree that, except as otherwise expressly provided herein to the contrary and for the limited purposes so provided, this Lease is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit. Lessee acknowledges that in order to induce Lessor to lease the Leased Property of each Facility to Lessee pursuant to this Lease and as a condition thereto, Lessor insisted that the parties execute this Lease, thereby covering all of the Facilities in a single, integrated and indivisible agreement and economic unit, and that but for such agreement Lessor would not have leased the Leased Property of the Facilities to Lessee under the terms and conditions set forth herein. Lessee is deriving substantial economic benefit from the transactions being consummated contemporaneously with this Lease and acknowledges that the Lease, including its nature as a single, indivisible, integrated and unitary agreement covering all of the Leased Properties, is an essential element of the transactions contemplated by and effectuated pursuant to the Master Agreement, without which HCP and its applicable Affiliates would not enter into the transactions contemplated by the Master Agreement.
46.2    Treatment of Lease. Except as otherwise required by Legal Requirements or any accounting rules or regulations, Lessor and Lessee hereby acknowledge and agree that this Lease shall be treated as an operating lease for all purposes and not as a synthetic lease,

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financing lease or loan, and that Lessor shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.
46.3    Tax Characterization. Notwithstanding anything to the contrary in this Lease, the parties acknowledge that this Lease is intended to qualify as a true lease for U.S. federal income tax purposes and will not take any position inconsistent with such characterization.
ARTICLE XLVII.
47.1    California State Law Provisions. With respect to any Leased Property located in the State of California, Lessor and Lessee hereby agree as follows:
(a)    Waiver of Statutory Rights Concerning Damage or Destruction. The provisions of this Lease, including, without limitation, Article XIV hereof, constitute an express agreement between Lessor and Lessee with respect to any and all damage to, or destruction of, all or any part of the Leased Property, and any statute or regulation of the State in which the Leased Property is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, shall have no application to this Lease or any damage or destruction to all or any part of the Leased Property and Lessee hereby waives any and all rights it might otherwise have pursuant to any such statute or regulation, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code.
(b)    Waiver of Statutory Rights Concerning Condemnation. The provisions of this Lease, including, without limitation, Article XV hereof, constitute an express agreement between Lessor and Lessee with respect to any taking by power of eminent domain or condemnation (or deed in lieu thereof) and any statute or regulation of the State in which the Leased Property is located, including, without limitation, Section 1265.130 of the California Code of Civil Procedure, with respect to any rights or obligations concerning any such taking or condemnation (or deed in lieu thereof) shall have no application to this Lease and Lessee hereby waives any and all rights it might otherwise have pursuant to any such statute or regulation, including, without limitation, Section 1265.130 of the California Code of Civil Procedure.
(c)    Waiver of Statutory Rights to Make Repairs. Lessee acknowledges that Lessor has no obligations under this Lease or otherwise to make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property. Accordingly, Lessee hereby waives and releases its right to make repairs at Lessor’s expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.
(d)    California Remedies. Lessor shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Lessor does not elect to terminate this Lease on account of any Event of Default by Lessee as provided in Article XVI above, Lessor

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may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.
(e)    California Civil Code Section 1938. Pursuant to California Civil Code Section 1938, Lessor hereby notifies Lessee that, to Lessor’s actual (as opposed to imputed) knowledge, without any duty of inquiry or investigation, none of the Facilities located in the State of California have undergone an inspection by a certified access specialist.
47.2    Connecticut State Law Provisions. With respect to any Leased Property located in the State of Connecticut, Lessor and Lessee hereby agree as follows:
(a)    Commercial Transaction. LESSEE, FOR ITSELF AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER IT, HEREBY ACKNOWLEDGES THAT THIS LEASE CONSTITUTES A COMMERCIAL TRANSACTION, AS SUCH TERM IS USED AND DEFINED IN SECTION 52-278a(a) OF THE CONNECTICUT GENERAL STATUTES, AND HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO ANY NOTICE OR HEARING PRIOR TO A PREJUDGMENT REMEDY WHICH RIGHTS ARE OR MAY BE CONFERRED UPON LESSEE PURSUANT TO CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES.
(b)    Waiver of Notice to Quit. Lessee, for itself and all Persons claiming by, through, or under it, hereby expressly waives notice to quit possession in the event this Lease terminates by lapse of time
47.3    Colorado State Law Provisions. With respect to any Leased Property located in the State of Colorado, Lessee shall use commercially reasonable efforts to notify Lessor, at least five (5) days before the commencement, of any work on the Leased Property, conducted by or for Lessee or anyone claiming under Lessee, and the names and addresses of the persons supplying labor and materials for the proposed work so that Lessor may avail itself of the provisions of statutes such as Section 38-22-105(2) of Colorado Revised Statutes.  Before the commencement of such work and as long as such work continues on the Leased Property, Lessor and its agents shall have the right to enter and inspect the Leased Property at all reasonable times, to post and keep posted on the Leased Property notices such as those provided for by Section 38-22-105(2) of Colorado Revised Statutes, and to take any further action as permitted by law to protect Lessor from having its interest in the Leased Property made subject to a mechanic’s lien.
47.4    Florida State Law Provisions. With respect to any Leased Property located in the State of Florida, Lessor and Lessee hereby agree as follows:
(a)    Radon Gas Disclosure. Lessor hereby notifies Lessee as follows: “Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.”

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(b)    Construction-Related Liens. The interest of Lessor in the Leased Property shall not be subject to liens for improvements made by Lessee. Any lien filed by any contractor, materialman, laborer or supplier performing work for Lessee shall attach only to Lessee’s interest in the Leased Property. Lessee shall notify in writing any and all Persons contracting or otherwise dealing with Lessee relative to the Leased Property of the provisions of this paragraph prior to commencement of any work in the Leased Property. All persons and entities contracting or otherwise dealing with Lessee relative to the Leased Property are hereby placed on notice of the provisions of this Section 47.4(b).
47.5    Georgia State Law Provisions. With respect to any Leased Property located in the State of Georgia, Lessor and Lessee hereby agree that (a) this Lease shall create the relationship of landlord and tenant between Lessor and Lessee, (b) no estate shall pass out of Lessor, (c) Lessee has only a usufruct which is not subject to levy and sale, and (d) this Lease does not grant Lessee a leasehold estate or an estate for years, but a possessory interest in the Leased Property.
47.6    Waiver of Kentucky Holdover Law. With respect to any Leased Property located in the State of Kentucky, Lessor and Lessee acknowledge and agree that Section 20.1 shall operate in lieu of any applicable holdover provision prescribed under Kentucky law, including, but not limited to the requirements found in KRS 383.160.
47.7    Massachusetts State Law Provisions. With respect to any Leased Property located in the Commonwealth of Massachusetts, Lessor and Lessee agree as follows:
(a)    Mechanics Liens. Lessor’s consent and approval in connection with Lessee’s alterations and improvements are given solely for the benefit of Lessor and neither Lessee nor any third party shall have the right to rely upon such approval of Lessee’s plans for any purpose whatsoever. Without limiting the foregoing, in no event shall such consent or approval be deemed to be consent of the Lessor within the meaning of Section 2 of Chapter 254 of the General Laws of Massachusetts.
(b)    Independent Covenants. Lessor and Lessee each acknowledges and agrees that the independent nature of the obligations of Lessee hereunder represents fair, reasonable and accepted commercial practice with respect to the type of property subject to this Lease, and that this agreement is the product of free and informed negotiation during which both Lessor and Lessee were represented by counsel skilled in negotiating and drafting commercial leases in Massachusetts, and that the acknowledgements and agreements contained herein are made with full knowledge of the holding in Wesson v. Leone Enterprises, Inc., 437 Mass. 708 (2002). Such acknowledgements, agreements and waivers by Lessee are a material inducement to Lessor entering into this Lease.
(c)    Waiver of Subrogation. The following shall be added at the beginning of Section 13.2: “To the maximum extent permitted by law,”.
47.8    Minnesota State Law Provisions. With respect to any Leased Property located in the State of Minnesota, Lessor and Lessee agree as follows:

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(a)    Lessor and Lessee agree that this Lease is not a “residential” lease, that Lessee is not a “residential tenant” and that the Leased Premises are not “residential premises” within the meaning of or for the purposes of Minnesota Statutes Chapter 504B. Lessor’s rights to access the Leased Property pursuant to this Lease, including pursuant to Sections 9.7 and 26.1, may be limited by Minnesota Statutes Section 504B.211 as to the rights of Lessee’s tenants and residents under applicable Occupancy Arrangements.
(b)    Lessor and Lessee agree that, notwithstanding the possibility of an Extended Term, this Lease is not considered to have a term in excess of twenty (20) years within the scope of Minnesota Statutes Section 504B.291, subdivision 2.
(c)    Prior to the commencement of any work of improvement which may be the subject of a lien under the provisions of Minnesota Statutes Chapter 514, Lessee shall (i) serve each person performing work or contributing to such improvements, within five (5) days after identification of each such person, written notice that such improvements are not being made at Lessor’s instance, and provide Lessor with proof of such service, and (ii) conspicuously post for the duration of the work on such improvements notice that such improvements are not being made at Lessor’s instance, and provide Lessor with proof of such continuous posting, in each case in accordance with Minnesota Statutes Section 514.06.
(d)    In addition to the requirements set forth in Section 12.1 (Permitted Contests), in the event a mechanics’ lien is filed against any of the Leased Property located in the State of Minnesota, Lessee shall within thirty (30) days after such filing (if not sooner released of record), commence an action in the district court in which the Leased Property is located to determine adverse claims and apply to the court to have such mechanics lien released from such Leased Property upon the deposit of such funds as the court may require, in accordance with Minnesota Statutes Section 514.10.
(e)    Pursuant to Section 16.2 of this Lease, in addition to the other remedies described therein, Lessor may proceed with summary or eviction proceedings to remove Lessee and all other persons and any and all property from any of the Leased Premises located in the State of Minnesota, and the exercise of such rights will not require that the Lease be previously terminated with respect to such Leased Premises.
47.9    Mississippi State Law Provision. Lessee waives the benefits of Miss. Code Ann. § 89-7-3, if any, to abate rent after destruction other than as expressly provided in this Lease.
47.10    Montana State Law Mold Disclosure. Lessor hereby notifies Lessee as follows:
There are many types of mold. Inhabitable properties are not, and cannot be, constructed to exclude mold. Moisture is one of the most significant factors contributing to mold growth. Information about controlling mold growth may be available from your county extension agent or health department. Certain strains of mold may cause damage to property and may adversely affect the health of susceptible persons, including allergic reactions that may include skin, eye, nose, and throat irritation. Certain strains of mold

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may cause infections, particularly in individuals with suppressed immune systems. Some experts contend that certain strains of mold may cause serious and even life-threatening diseases. However, experts do not agree about the nature and extent of the health problems caused by mold or about the level of mold exposure that may cause health problems. The Centers for Disease Control and Prevention is studying the link between mold and serious health conditions. The seller, landlord, seller’s agent, buyer’s agent, or property manager cannot and does not represent or warrant the absence of mold. It is the buyer’s or tenant’s obligation to determine whether a mold problem is present. To do so, a buyer or tenant should hire a qualified inspector and make any contract to purchase, rent, or lease contingent upon the results of that inspection. A seller, landlord, seller’s agent, buyer’s agent, or property manager who provides this mold disclosure statement, provides for the disclosure of any prior testing and any subsequent mitigation or treatment for mold, and discloses any knowledge of mold is not liable in any action based on the presence of or propensity for mold in a building that is subject to any contract to purchase, rent, or lease.

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47.11    Nevada State Law Provisions. Upon execution of this Lease, Lessee acknowledges that Lessor may execute a Notice of Non-Responsibility and record the same within three (3) days of execution of this Lease pursuant to Nevada Revised Statutes (for purposes of this Section 47.11, “NRS”) 108.234. Lessee further agrees that, at least ten (10) days prior to entering into contract with any prime contractor intending to perform alterations of any kind, and prior to the commencement of any work of improvement which may be the subject of a lien under the provisions of NRS 108.221 et seq., Lessee shall satisfy the requirements of NRS 108.2403 and NRS 108.2407 regarding posted security and shall notify Lessor in writing of the name and address of any such prime contractor to enable Lessor to properly serve the recorded Notice of Non-Responsibility upon the prime contractor pursuant to NRS 108.234. Lessee hereby expressly acknowledges by its initials below that Lessee is required to comply with the terms of this Section 47.11 and the provisions of NRS 108.2403 (to the extent Lessee establishes a construction disbursement account pursuant to NRS 108.2403) and 108.2407 prior to commencement of any work of improvement to be constructed, altered or repaired on Leased Premises. Without limiting the foregoing, if required by Nevada law, before Lessee may cause a work of improvement to be constructed, altered or repaired upon the Leased Property located in the State of Nevada, Lessee shall (1) record a notice of posted security with the Clark County Recorder and (2) either (a) establish a construction disbursement account and (i) fund the account in an amount equal to the total cost of the work of improvement, but in no event less than the total amount of the prime contract, (ii) obtain the services of a construction control to administer the construction disbursement account and (iii) notify each person who gives Lessee a notice of right to lien of the establishment of the construction disbursement account or (b) record a surety bond for the prime contract that meets the requirements of NRS 108.2415(2) and notify each person entitled to notice thereof pursuant to NRS 108.2403(2)(f). As used herein, the terms “work of improvement” and “prime contract” have the meanings given them in NRS 108.221 et seq.
/s/HK
Lessee’s Initials

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47.12    New Jersey State Law Provisions. With respect only to the Leased Property located in the State of New Jersey, Lessor and Lessee agree as follows:
(a)    Environmental Laws.
(i)    Notwithstanding anything contained in this Lease to the contrary, Environmental Laws, in addition to all specific laws referenced in Section 2.1 as Environmental Laws, shall include the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.) (for purposes of this Section 47.12, the “Spill Act”) and the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:1K‑6 et seq.) (for purposes of this Section 47.12, “ISRA”), if and to the extent they apply to the Leased Property or the use thereof at any time during the Term. The term “Authority” as used in this Section 47.12 shall mean governmental and quasi-governmental authorities, bodies or boards having jurisdiction over the Leased Property and compliance with the Environmental Laws with respect thereto, including, but not limited to, the New Jersey Department of Environmental Protection. More than one Authority shall be collectively referred to as the “Authorities.” The term “Hazardous Substances,” as used in this Lease with respect to the Leased Property within the State of New Jersey and compliance with the Spill Act and/or ISRA, shall mean any and all “hazardous chemicals,” “hazardous substances” or similar material or substance, including, but not limited to, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCB’s), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any Environmental Law now or hereafter enacted or promulgated by any Authority.
(ii)    If at any time during the Term of this Lease, the Leased Property shall be determined to be an industrial establishment under ISRA, Lessee, at Lessee’s sole cost and expense, shall comply with the provisions of ISRA, or other similar applicable laws, prior to its termination of any activities in the Leased Property or the expiration of the term of this Lease, or the occurrence of a “triggering event” under ISRA, whichever is earlier.
(iii)    Should any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances in violation of the Spill Act that occurs during the Term, at or from the Leased Property, or which arises at any time from Lessee’s use or occupancy of the Leased Property, then Lessee shall, at Lessee’s sole expense, prepare and submit the required plans and all related bonds and other financial assurances; and Lessee shall carry out all such clean-up plans.
(iv)    Lessee shall indemnify, defend, and hold harmless Lessor, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including attorneys’ and consultants’ fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Term, at or

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from the Leased Property, or which arises at any time from Lessee’s use or occupancy of the Leased Property, or from Lessee’s failure to provide all information, make all submissions, and take all steps required by all Authorities under the Environmental Laws and all other environmental laws, including any lien assessed to the Leased Property.
(v)    Lessee’s obligations and liabilities under this Section 47.12(a) shall survive the termination or expiration of this Lease.
(b)    New Jersey Leased Property Not in Flood Zone. Lessor represents to Lessee that, to the best knowledge, information and belief of Lessor, the Leased Property located in the State of New Jersey has not been determined to be located in a special flood hazard area.  If Lessor subsequently learns that such Leased Property has been determined to be located in a special flood hazard area, Lessor shall, to the extent required by applicable law, notify Lessee of such change in determination within a reasonable time after Lessor learns of such change in determination.
47.13    New Mexico State Law Provisions. With respect only to the Leased Property located in the State of New Mexico, Lessor and Lessee hereby agree as follows:
(a)    Limitation on Indemnification. The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law chosen in Section 45.1.9 above. Nevertheless, to the extent, if at all, that any provision contained in this Lease or in any related documents requiring one party to indemnify, hold harmless, insure, or defend another party (including such other party’s employees or agents) is found to be within the scope of NMSA 1978, § 56-7-1 (2005), as amended from time to time, or in any way subject to, or conditioned upon consistency with, the provisions of NMSA 1978, § 56-7-1 (2005), as amended from time to time, for its enforceability, then such provision, regardless of whether it makes reference to this or any other limitation provision, is intended to and shall: (a) not extend to liability, claims, damages, losses or expenses, including attorney fees, arising out of bodily injury to persons or damage to property caused by or resulting from, in whole or in part, the negligence, act or omission of the indemnitee or additional insured, as the case may be, its officers, employees or agents; (b) be enforced only to the extent that the liability, damages, losses or costs are caused by, or arise out of, the acts or omissions of the indemnitor or its officers, employees or agents; and (c) be further modified, if required, by the provisions of NMSA 1978, § 56-7-1(B) (2005), as amended from time to time, and Mew Mexico court decisions interpreting NMSA 1978, § 56-7-1 (2005), as amended from time to time. Further, notwithstanding any other term or condition of this Lease or any related document, to the extent, if at all, that any agreement, covenant, or promise to indemnify another party (including such party’s employees or agents) contained herein or in any related documents, is found to be within the scope of NMSA 1978, § 56-7-2 (2003), as amended from time to time, or in any way subject to, or conditioned upon consistency with, the provisions of NMSA 1978, § 56-7-2 (2003), as amended from time to time, for its enforceability, then, regardless of whether it makes reference to this or any other limitation provision, such agreement is not intended to, and it shall not and does not, indemnify such indemnitee against loss or liability for damages arising from: (i) the sole or concurrent negligence of such indemnitee or the agents or employees of such indemnitee; (ii) the sole or concurrent negligence of an independent contractor who is directly responsible to such indemnitee; or (iii) an accident that occurs in operations carried on at the direction or under the

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supervision of such indemnitee, an employee or representative of such indemnitee or in accordance with methods and means specified by such indemnitee or the employees or representatives of such indemnitee. The parties’ intent is for their indemnity agreements to be enforced pursuant to their terms and limited only to the extent necessary to conform with and survive New Mexico’s anti-indemnity statutes.
(b)    Permitted Contest under Article XII of Mechanic’s or Materialmen’s Lien in New Mexico. If, under Article XII of this Lease, Lessee desires in good faith to contest the validity or correctness of any mechanic’s or materialmen’s lien on the Leased Property in New Mexico, it may do so with diligence pursuant to NMSA 1978, § 48-2-9 (2007), as amended from time to time, or any successor statute, by filing in the New Mexico state district court for the judicial district in which the Leased Property is located a petition to cancel lien, depositing such security with the court as may be ordered and thereafter obtaining and filing in the court action, as well as recording in the real property records of the county in which the Leased Property is located, the court’s order canceling the lien, and Lessor shall cooperate to whatever extent may be necessary, provided only that Lessee shall indemnify, defend and hold Lessor, its Affiliates, and the Leased Property harmless against any costs, loss, liability or damage on account thereof, including reasonable attorneys’ fees.
(c)    Notice of Non-Responsibility of Lessor for Construction on Premises by Lessee. To the maximum extent permitted by law, the interest of Lessor in the Leased Property shall not be subject to liens for improvements made by or for the account of Lessee, for and as to which Lessee shall provide due notice to all parties who provide any services or materials with respect to any work on the Leased Property. Lessee’s written notice shall reference this Lease provision and Lessor’s rights to post a notice of non-responsibility hereunder and under applicable New Mexico law. Further, Lessee shall use commercially reasonable efforts to send to Lessor at least ten (10) days prior to the commencement of any construction on the Leased Property a written notice of the work to be done and the date of commencement of such construction work, and, in order to seek to avoid responsibility therefor, Lessor shall, within three (3) days after having obtained knowledge of the construction, alteration or repair, or the intended construction, alteration or repair, give notice that Lessor will not be responsible for the same, by posting a notice in writing to such effect, in some conspicuous place upon the Leased Property, or upon any building or other improvement situated thereon, consistent with the provisions of NMSA 1978, §48-2-11 (1953), as amended from time to time, and any other applicable provisions of New Mexico law relating to exempting the Lessor’s interest under the Lease from any claim of lien arising out of Lessee’s construction on such Leased Property. Lessee consents to Lessor’s entry upon the Leased Property, from the time Lessor learns of any planned or actual construction on, or planned or actual delivery of materials to, the Leased Property, and extending continuously throughout the duration of the construction, for purposes of posting the above-described notice of non-responsibility, inspecting to assure the continuation of the posting and/or reposting of the notice, as advisable, and for purposes of documenting the initial posting and its subsequent continued posting or reposting, for example, without limitation, by photography or digital or other imaging of the posted notice, in the context of identifiable background landmarks establishing the location of the posting, and including a reflection on each photograph, digital or other image of any kind, of the date and time of the photograph or other image.

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(d)    Landlord’s Lien. Upon the occurrence of an Event of Default, Lessor’s remedies shall include, in addition to those provided for in the Lease, all other rights and remedies provided by law or equity, including, without limitation, a landlord’s lien under NMSA 1978, § 48-3-5 (1995), as amended, and under any other applicable law, to which Lessor may resort cumulatively or in the alternative.
(e)    Supplement to Provision for a Receiver in Section 16.4. Section 16.4 is supplemented with the addition of this provision. Upon the occurrence and during the continuance of an Event of Default, subject to the provisions of NMSA 1978, §§44-8-1 through 44-8-10 (1995 & 1996), as amended from time to time, and Rule 1-066 NMRA, to the extent applicable, as well as any other applicable law, Lessor shall have the right to apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Leased Property as a matter of strict right and without regard to the adequacy of the security for the repayment of Lessee’s obligations under the Lease, the issuance or declaration of a notice of default, and Lessee hereby consents to such appointment.
(f)    Grant of Security Interest in Rents Under Section 16.8.1. Subject to Assignment of Rents Act. Lessor shall have all the rights and powers provided for under the Uniform Assignment of Rents Act, NMSA 1978, §§56-15-1 through 56-15-19 (2012), as amended from time to time, and the provisions in this Lease including Lessee’s grant to Lessor of a security interest in rents and leases of the Leased Property are subject to the terms of such act (including those provisions of such act acknowledging the rights of the parties to bind themselves to their own agreements on certain matters covered by such act), to the extent applicable, as well as any other applicable law.
47.14    North Dakota State Law Provisions. With respect only to the Leased Property located in the State of North Dakota, Lessor and Lessee hereby agree as follows:
(a)    This Lease is not a “residential lease” within the meaning of or for the purposes of North Dakota Century Code Chapter 47-16. The law relating to consumer rental purchase agreements found in Chapter 47-15 of the North Dakota Century Code is not applicable to this Lease.
(b)    This Lease shall not be considered a land contract/contract for deed/bond for deed or other instrument for the future conveyance of any such real estate or equity therein such that they would be entitled to the benefit of the provisions of Chapter 32-18 of the North Dakota Century Code, as amended. Lessor and Lessee waive any of the rights set forth in such chapter.
47.15    Oregon State Law Provisions. With respect only to the Leased Property located in the State of Oregon, Lessor and Lessee hereby agree as follows:
(a)    Exercise of Remedies by Lessor. Upon the occurrence and during the continuance of any Event of Default (after expiration of any applicable notice and/or grace periods), Lessor, without further notice except as required by applicable law, may repossess the Facility from which the Event of Default emanated, if any, or that Lessor, in its reasonable discretion, determines is affected by the Event of Default pursuant to Section 16.2. Lessor may

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take such actions by any means provided by law, including summary or eviction proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all property from the same. The exercise of such rights will not require that the Lease be previously terminated with respect to such Facility.
(b)    Additional Rights of Lessor Upon Event of Default. If any Event of Default occurs, whether or not Lessor retakes possession or relets a Facility, and without requiring that Lessor first terminate the Lease with respect to a Facility from which the Event of Default emanated, if any, or that Lessor, in its reasonable discretion, determines is affected by the Event of Default pursuant to Section 16.2, Lessor may recover all reasonable, necessary and actually incurred damages caused by the Event of Default (including, but not limited to, unpaid rent, the costs of reletting, and other sums referenced in this Lease in connection with the Event of Default or any such reletting). Lessor may sue periodically to recover such damages as they accrue during the remainder of the Term without barring a later action for further damages.
47.16    Pennsylvania State Law Provisions. Lessee waives the right to any notices to quit as may specified in the Landlord and Tenant Act of Pennsylvania, Act of April 6, 1951, as amended, or any similar or successor provision of law, and agrees that five (5) days’ notice shall be sufficient in any case where a longer period may be statutorily specified.
47.17    Texas State Law Provisions. With respect to any Leased Property located in the State of Texas, Lessor and Lessee each acknowledge, on its own behalf and on behalf of its successors and assigns, as follows:
(a)    Waiver of Texas Consumer Rights Statute. The Texas Deceptive Trade Practices Consumer Protection Act, subchapter E of Chapter 17 of the Texas Business and Commerce Code (for purposes of this Section 47.17(a), “DTPA”), as amended, is not applicable to this Lease. Accordingly, the rights and remedies of Lessor and Lessee with respect to all acts or practices of the other, past, present, or future, in connection with this Lease shall be governed by legal principles other than the DTPA. Lessor and Lessee each hereby waives its rights under the DTPA, a law that gives consumers special rights and protections. After consultation with an attorney of its own selection, each of Lessor and Lessee voluntarily consents to this waiver.
(b)    Waiver of Lessee Lien. Lessee waives any right which it may have to a lien against any portion of the interest of Lessor in the Leased Property pursuant to Section 91.004 of the Texas Property Code.
(c)    Lessee acknowledges and agrees that the provisions of this Lease for determining charges and amounts payable by Lessee are commercially reasonable and constitute satisfactory methods for determining such charges and amounts as required by Section 93.012 of the Texas Property Code. Lessee waives (to the fullest extent permitted by applicable law) all rights and benefits of Lessee under such section, as it now exists or as it may be hereafter amended or succeeded.
(d)    Lessee has not relied on any warranties, representations or promises made by Lessor or Lessor’s agents (express or implied) with respect to the Leased

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Property (including, without limitation, the condition, use or suitability of the Leased Property) that are not expressly set forth in this Lease.
(e)    Subject to Lessee’s rights under Article XII regarding permitted contests, Lessee waives all rights pursuant to applicable law (including without limitation Section 41.413 of the Texas Tax Code) to protest appraised values or receive notice of reappraisal regarding any of the Leased Property, irrespective of whether Lessor contests same.
(f)    The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law chosen in Section 45.1.9 above. Nevertheless, to the extent that any provision contained in this Lease requiring Lessee to protect, indemnify, hold harmless or defend Lessor or its Affiliates is found to be governed by, or construed in accordance with, the laws of the State of Texas, LESSEE IS HEREBY NOTIFIED AS FOLLOWS: LESSEE’S INDEMNITY OBLIGATIONS UNDER THIS LEASE MAY APPLY TO INDEMNIFIED LIABILITIES CAUSED BY OR ARISING OUT OF THE NEGLIGENCE OF LESSOR OR ITS AFFILIATES.
47.18    Virginia State Law Provisions. The parties agree that this Lease shall be deemed a “deed of lease” for the purposes of Section 55.2 of the Code of Virginia (1950), as amended.
47.19    Washington State Law Provisions. With respect only to the Leased Property located in the State of Washington, Lessor and Lessee hereby agree as follows:
(a)    Indemnification Modifications. The parties reaffirm their intent that this Lease be governed by, and construed in accordance with, the law chosen in Section 45.1.9 above. Nevertheless, in compliance with RCW 4.24.115 as in effect on the date of this Lease, to the extent, if at all, that any provisions of this Lease pursuant to which Lessor or Lessee (for purposes of this Section 47.19(a), the “Indemnitor”) agrees to indemnify (including any provision, or payment of costs, of any defense of) the other (for purposes of this Section 47.19(a), the “Indemnitee”) against liability for damages arising out of bodily injury to persons or damage to property relative to the construction, alteration or repair of, addition to, subtraction from, improvement to, or maintenance of, any building, road, or other structure, project, development or improvement attached to real estate, including the Leased Property, is found to be within the scope of RCW 4.24.115, or in any way subject to, or conditioned upon consistency with, the provisions of RCW 4.24.115 for its enforceability, then such provision (regardless of whether it makes reference to this or any other limitation provision): (i) shall not apply to damages caused by or resulting from the sole negligence of the Indemnitee, its agents or employees and (ii) to the extent caused by or resulting from the concurrent negligence of (x) the Indemnitee or the Indemnitee’s agents or employees, and (y) the Indemnitor or the Indemnitor’s agents or employees, shall apply only to the extent of the Indemnitor’s negligence; provided, however, the limitations on indemnity set forth in this Section 47.19(a) shall automatically and without further act by either Lessor or Lessee be deemed amended so as to remove any of the restrictions contained in this Section 47.19(a) no longer required by then applicable law.
(b)    Waiver of Worker’s Compensation Immunity. Solely for the purpose of effectuating Lessee’s indemnification obligations under this Lease, and not for the

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benefit of any third parties (including but not limited to employees of Lessee), Lessee specifically and expressly waives any immunity that may be granted it under the Washington State Industrial Insurance Act, Title 51 RCW, if applicable. Furthermore, the indemnification obligations under this Lease shall not be limited in any way by any applicable limitation on the amount or type of damages, compensation or benefits payable to or for any third party under worker compensation acts, disability benefit acts or other employee benefit acts now or hereafter in effect in the State of Washington. The parties acknowledge that the foregoing provisions of this paragraph have been specifically and mutually negotiated between the parties.
(c)    Reentry of Premises. Should Lessor reenter any Facility under any provisions of this Lease relating to an Event of Default by Lessee hereunder, Lessor shall not be deemed to have terminated this Lease, or the liability of Lessee to pay the Rent thereafter accruing, or to have terminated Lessee’s liability for damages under any of the provisions of this Lease, by any such reentry or by any action, in unlawful detainer or otherwise, to obtain possession of such Facility, unless Lessor shall have notified Lessee in writing that Lessor had elected to terminate this Lease. Lessee further covenants that the service by Lessor of any notice pursuant to the unlawful detainer statutes of the State of Washington and/or the surrender of possession pursuant to such notice shall not (unless Lessor elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election is evidenced by a written notice to Lessee) be deemed to be a termination of this Lease.
(d)    No Authority to Cause Liens. Notwithstanding anything to the contrary contained elsewhere in this Lease, Lessee shall have no right or authority to cause or allow any Facility or the Lessor’s estate or interest therein or in and to this Lease to be subjected to any such lien.
47.20    Wisconsin State Law Provisions. Lessor hereby notifies Lessee, pursuant to Wisconsin Statutes Section 704.05(5)(bf), that Lessor does not intend to store personal property left behind by Lessee when Lessee removes from the Leased Property for any reason.
47.21    Local Law Provisions. None of the foregoing provisions of this Article XLVII relating to the rights and obligations of the parties under the laws of any State in which Leased Property is located shall be construed in any respect (by implication or otherwise) to affect (a) the intention of the parties that this Lease be governed by, and construed in accordance with, the law specified in Section 45.1.9 or (b) any of the rights or obligations of the parties not governed by the laws of such State. Except as otherwise expressly provided herein, any references herein to specific statutes, ordinances, codes, orders, rules, regulations or other laws shall be deemed to refer to such statutes, ordinances, codes, orders, rules, regulations and laws, in each case as the same may be amended, modified, supplemented or replaced from time to time and to the extent applicable.
[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.
LESSEE:

Witness: /s/ Meredith L. Foster	EMERITUS CORPORATION, a Washington corporation

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT PRINCE WILLIAM INC., a Delaware corporation

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	LH ASSISTED LIVING, LLC, a Delaware limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Amended and Restated Master Lease and Security Agreement - 1

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Amended and Restated Master Lease and Security Agreement - 2

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership

Witness: /s/ Jessica VanDerNoord	By: SUMMERVILLE AT CY-FAIR, LLC a Delaware limited liability company, its General Partner

By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership

Witness: /s/ Jessica VanDerNoord	By: SUMMERVILLE AT FRIENDSWOOD, LLC, a Delaware limited liability company, its General Partner

By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Meredith L. Foster	SUMMERVILLE AT ST. AUGUSTINE, LLC, a Delaware limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT WEKIWA SPRINGS LLC, a Delaware limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	BLC CHANCELLOR-LODI LH, LLC, a Delaware limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	BLC CHANCELLOR-MURRIETA LH, LLC, a Delaware limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Amended and Restated Master Lease and Security Agreement - 4

Witness: /s/ Meredith L. Foster	HBP LEASECO, L.L.C., a Delaware limited liability company

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	ARC CARRIAGE CLUB OF JACKSONVILLE, INC., a Tennessee corporation

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	ARC SANTA CATALINA INC., a Tennessee corporation

Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Meredith L. Foster	PARK PLACE INVESTMENTS, LLC, a Kentucky limited liability company
Witness: /s/ Jessica VanDerNoord
By: Fort Austin Limited Partnership, a Texas limited liability partnership, its sole/managing member
By: ARC Fort Austin Properties, LLC, a Tennessee limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness: /s/ Meredith L. Foster	FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership
Witness: /s/ Jessica VanDerNoord	By: ARC Fort Austin Properties, LLC, a Tennessee limited liability company, its general partner By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Meredith L. Foster	ARC GREENWOOD VILLAGE, INC., a Tennessee corporation
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Meredith L. Foster	ARC HOLLEY COURT, LLC, a Tennessee limited liability company
Witness: /s/ Jessica VanDerNoord	By: ARC Holley Court Management, Inc., a Tennessee corporation, its Managing Member By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Meredith L. Foster	HOMEWOOD AT BROOKMONT TERRACE, LLC, a Tennessee limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Meredith L. Foster	SENIOR LIFESTYLE SAKONNET BAY LIMITED PARTNERSHIP, a Delaware limited partnership
Witness: /s/ Jessica VanDerNoord	By: SLC Sakonnet Bay, Inc., a Delaware corporation, its general partner By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Amended and Restated Master Lease and Security Agreement - 7

Witness: /s/ Meredith L. Foster	SOUTH BAY MANOR, L.L.C., a Delaware limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Amended and Restated Master Lease and Security Agreement - 8

LESSOR:

Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle
HCP MA2 MASSACHUSETTS, LP,
a Delaware limited partnership

By: HCP MA2 GP Holding, LLC,
        a Delaware limited liability company,
        its general partner

By: /s/ Kendall K. Young
Name: Kendall K. Young
Title: Sr. Managing Director

Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle
HCP MA3 CALIFORNIA, LP, and
HCP MA3 WASHINGTON, LP,
each a Delaware limited partnership

By: HCP MA3 A Pack GP, LLC,
        a Delaware limited liability company,
        their general partner

By: /s/ Kendall K. Young
Name: Kendall K. Young
Title: Sr. Managing Director

Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle
TEXAS HCP HOLDING, L.P., a
a Delaware limited partnership

By: Texas HCP G.P., Inc., a Delaware
        corporation, its sole general partner

By: /s/ Kendall K. Young
Name: Kendall K. Young
Title: Sr. Managing Director

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Signature Page to Amended and Restated Master Lease and Security Agreement - 9

Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle	HCP PARTNERS, LP, a Delaware limited partnership By: HCP MOB, Inc., a Delaware corporation, its general partner By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle
HCP SENIOR HOUSING PROPERTIES
TRUST, a Delaware statutory trust

By: HCP Senior Housing Properties, LLC, a
        Delaware limited liability company, its
        managing trustee

By: /s/ Kendall K. Young
Name: Kendall K. Young
Title: Sr. Managing Director

Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle	HCP, INC., a Maryland corporation By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle	HCPI TRUST, a Maryland real estate investment trust By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

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Signature Page to Amended and Restated Master Lease and Security Agreement - 10

WESTMINSTER HCP, LLC, a Delaware limited liability company
Witness: /s/ George LaPaglia George LaPaglia	By: HCPI/TENNESSEE, LLC, a Delaware limited liability company, its sole member
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: HCP, INC., a Maryland corporation, its managing member

By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
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Signature Page to Amended and Restated Master Lease and Security Agreement - 11

Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle
HCP SH ELP1 PROPERTIES, LLC,
HCP SH ELP2 PROPERTIES, LLC,
HCP SH ELP3 PROPERTIES, LLC,
HCP EMOH, LLC,
HCP SH MOUNTAIN LAUREL, LLC,
HCP SH RIVER VALLEY LANDING, LLC,
HCP SH SELLWOOD LANDING, LLC,
HCP SPRINGTREE, LLC,
HCP PORT ORANGE, LLC,
HCP ST. AUGUSTINE, LLC,
HCP WEKIWA SPRINGS, LLC,
HCP CY-FAIR, LLC,
HCP FRIENDSWOOD, LLC,
HCP EMFIN PROPERTIES, LLC,
HCP EDEN2 A PACK, LLC,
HCP EDEN2 B PACK, LLC,
HCP JACKSONVILLE, LLC,
HCP BROFIN PROPERTIES, LLC,
HCP – AM/COLORADO, LLC,
HCP – AM/ILLINOIS, LLC,
HCP – AM/TENNESSEE, LLC,
HCP HB2 SOUTH BAY MANOR, LLC, and
HCP HB2 SAKONNET BAY MANOR, LLC,
each a Delaware limited liability company

By: /s/ Kendall K. Young
Name: Kendall K. Young
       Title: Sr. Managing Director

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Signature Page to Amended and Restated Master Lease and Security Agreement - 12

REAFFIRMATION AND CONSENT OF GUARANTORS
Each of the undersigned guarantors hereby (i) confirms that it is not released from any of its obligations under the Existing Guaranties arising prior to the date hereof (including, for avoidance of doubt, obligations arising out of events, conditions or matters occurring or existing prior to the date hereof) and (ii) consents to the amendment and restatement of the Existing Leases pursuant to the foregoing Lease.

Signed, sealed and delivered in the presence of: /s/ Meredith L. Forster Name: Meredith L. Forster /s/ Jessica VanDerNoord Name: Jessica VanDerNoord	BROOKDALE SENIOR LIVING INC., a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President - Corporate Development
Signed, sealed and delivered in the presence of: /s/ Meredith L. Forster Name: Meredith L. Forster /s/ Jessica VanDerNoord Name: Jessica VanDerNoord	HORIZON BAY REALTY, L.L.C., a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Signed, sealed and delivered in the presence of: /s/ Meredith L. Forster Name: Meredith L. Forster /s/ Jessica VanDerNoord Name: Jessica VanDerNoord	HORIZON BAY MANAGEMENT, L.L.C., a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page to Amended and Restated Master Lease and Security Agreement - 13

Signed, sealed and delivered in the presence of: /s/ Meredith L. Forster Name: Meredith L. Forster /s/ Jessica VanDerNoord Name: Jessica VanDerNoord	ARC HOLDINGS, INC., a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Signed, sealed and delivered in the presence of: /s/ Meredith L. Forster Name: Meredith L. Forster /s/ Jessica VanDerNoord Name: Jessica VanDerNoord	AMERICAN RETIREMENT CORPORATION, a Tennessee corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Signature Page to Amended and Restated Master Lease and Security Agreement - 14

EXHIBIT A-1
(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-1

EXHIBIT A-1
(List of Pool 1 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP ID	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial Expiration	1st Extension	2nd Extension
1167	Brookdale Fountaingrove	300 Fountain Grove Parkway	Santa Rosa	CA	161	92-unit assisted living care, 24-unit Alzheimer's care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	10 Years and 11 Months	[***]
2060	Brookdale Franklin	910 Murfreesboro Rd	Franklin	TN	124	124-unit independent living care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	10 Years and 11 Months	[***]
506	Brookdale Friendswood	1310 Friendswood Drive	Friendswood	TX	112	12-unit independent living care, 70-unit assisted living care, 30-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	8 Years	[***]
2063	Brookdale Grayson View	29 Grayson View Ct	Selinsgrove	PA	81	4-unit independent living care, 69-unit assisted living care, 8-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	9 Years and 1 Month	[***]
2066	Brookdale Lawrenceville	1000 River Centre Pl	Lawrenceville	GA	48	36-unit assisted living care, 12-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	8 Years	[***]
2109	Brookdale Lee Buford Cottages	4355 S Lee St	Buford	GA	24	24-unit independent living care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	8 Years	[***]
1599	Brookdale Marlton Crossing	1979 Marlton Pike East	Cherry Hill	NJ	109	87-unit assisted living care, 22-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	8 Years	[***]
2096	Brookdale Montclair Poulsbo	1250 NE Lincoln Rd	Poulsbo	WA	103	85-unit assisted living care, 18-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	9 Years and 1 Month	[***]
2115	Brookdale Murray	905 Glendale Rd	Murray	KY	84	84-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	9 Years and 1 Month	[***]
2086	Brookdale Newnan	355 Millard Farmer Industrial Blvd	Newnan	GA	53	32-unit independent living care, 21-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	8 Years	[***]
2108	Brookdale S Lee Buford	4355 S Lee St	Buford	GA	48	32-unit assisted living care, 16-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	8 Years	[***]
733	Brookdale Stafford	1275 Route 72 West	Manahawkin	NJ	77	66-unit assisted living care, 11-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	9 Years and 1 Month	[***]
2058	Brookdale Stayton	2201 N 3rd Ave	Stayton	OR	62	62-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	9 Years and 1 Month	[***]
2056	Brookdale Stayton Cottages	2201 N 3rd Ave	Stayton	OR	12	12-unit independent living care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	9 Years and 1 Month	[***]
2194	Brookdale Sunrise	4201 Springtree Road	Sunrise	FL	180	156-unit assisted living care, 24-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	1 Year and 7 Months	[***]
2102	Brookdale Torbett	221 Torbett St	Richland	WA	36	36-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	9 Years and 1 Month	[***]
281	Brookdale Westminster	45 Washington Rd.	Westminster	MD	54	42-unit assisted living care, 12-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2028	10 Years	8 Years	[***]
					1,368					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-1

EXHIBIT A-1.1
Initial Allocated Minimum Rent - Pool 1

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
1167	Brookdale Fountaingrove	[***]	[***]	[***]
2060	Brookdale Franklin	[***]	[***]	[***]
506	Brookdale Friendswood	[***]	[***]	[***]
2063	Brookdale Grayson View	[***]	[***]	[***]
2066	Brookdale Lawrenceville	[***]	[***]	[***]
2109	Brookdale Lee Buford Cottages	[***]	[***]	[***]
1599	Brookdale Marlton Crossing	[***]	[***]	[***]
2096	Brookdale Montclair Poulsbo	[***]	[***]	[***]
2115	Brookdale Murray	[***]	[***]	[***]
2086	Brookdale Newnan	[***]	[***]	[***]
2108	Brookdale S Lee Buford	[***]	[***]	[***]
733	Brookdale Stafford	[***]	[***]	[***]
2058	Brookdale Stayton	[***]	[***]	[***]
2056	Brookdale Stayton Cottages	[***]	[***]	[***]
2194	Brookdale Sunrise	[***]	[***]	[***]
2102	Brookdale Torbett	[***]	[***]	[***]
281	Brookdale Westminster	[***]	[***]	[***]
	Total Lease Pool 1 (17 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-1-2

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Santa Rosa, California)
ALL OF THOSE LOTS OR PARCELS OF LAND LOCATED IN SONOMA COUNTY, CALIFORNIA AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
LYING WITHIN SECTION 2, TOWNSHIP 7 NORTH, RANGE 8 WEST, M.D.B. & M., AND BEING A PORTION OF THE LANDS OF FOUNTANGROVE - HIGHWAY COMMERCIAL, AS SAID LANDS ARE DESCRIBED BY DEED RECORDED UNDER DOCUMENT NO. 83083833, OFFICIAL RECORDS OF SONOMA COUNTY AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A 3/4 INCH IRON PIPE AT THE NORTHEAST CORNER OF PUMP SITE NO. 1 AS SHOWN ON THAT RECORD OF SURVEY OF FOUNTAIN GROVE PARKWAY ON FILED IN BOOK 216 OF MAPS AT PAGE 39 TO 47, SONOMA COUNTY RECORDS AND RUNNING THENCE ALONG THE SOUTHERLY EDGE OF SAID PARKWAY NORTH 82° 14’ 00” EAST 132.76 FEET; THENCE ON A CURVE TO THE RIGHT WITH A RADIUS OF 957.00 FEET, THROUGH A CENTRAL ANGLE OF 18° 31’ 15”, FOR A LENGTH OF 309.35 FEET; THENCE ON A CURVE TO THE LEFT WITH A RADIUS OF 543.00 FEET, THROUGH A CENTRAL ANGLE OF 14° 48’ 26” FOR A LENGTH OF 150.33 FEET TO A POINT OF CUSP; THENCE ON A CURVE TO THE LEFT FROM A TANGENT WHICH BEARS SOUTH 1° 48’ 50” WEST, WITH A RADIUS OF 235.00 FEET, THROUGH A CENTRAL ANGLE OF 63° 37’ 47” FOR A LENGTH OF 260.98 FEET; THENCE SOUTH 61° 48’ 57” EAST 107.40 FEET; THENCE ON A CURVE TO THE RIGHT WITH A RADIUS OF 310.00 FEET, THROUGH A CENTRAL ANGLE OF 25° 10’ 29” FOR A LENGTH OF 136.21 FEET TO THE SOUTHERLY LINE OF THE LANDS OF FOUNTAIN GROVE - HIGHWAY COMMERCIAL; THENCE NORTH 89° 44’ 07” WEST, 830.00 FEET; THENCE NORTH 0° 15’ 53” EAST, 50.00 FEET; THENCE NORTH 22° 06’ 55” WEST 118.43 FEET; THENCE NORTH 7° 46’ 00” WEST 127.00 FEET TO THE SOUTHEAST CORNER OF PUMP SITE, NO. 1 AS DESCRIBED BY DEED RECORDED UNDER DOCUMENT NO. 83025777, OFFICIAL RECORDS, OF SONOMA COUNTY; THENCE NORTH 7° 46’ 00” WEST 63.00 FEET TO THE POINT OF BEGINNING.

Exhibit A-1-3

Exhibit A-1 Continued

_______
Description of Land
(Newnan, Georgia)
[See attached.]

Exhibit A-1-4

Exhibit A-1 Continued

TRACT A LEGAL DESCRIPTION (Georgian Place):
ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY, GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCE AT A POINT WHERE THE WEST LINE OF LAND LOT 73 INTERSECTS THE ORIGINAL NORTHERLY RIGHT-OF-WAY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE FOLLOWING SAID ORIGINAL NORTHERLY RIGHT-OF-WAY AND THE CURVATURE THEREOF A DISTANCE OF 146.45 FEET TO A CONCRETE RIGHT-OF-WAY MARKER, SAID ARC BEING SUBTENDED BY A CHORD BEARING NORTH 68° 46’ 12” EAST A DISTANCE OF 146.36 FEET AND A RADIUS OF 1209.71 FEET; THENCE CONTINUING ALONG SAID ORIGINAL NORTHERLY RIGHT-OF-WAY NORTH 65° 49’ 12” EAST A DISTANCE OF 760.64 FEET TO A POINT; THENCE NORTH 01° 55’ 16” WEST, A DISTANCE OF 51.28 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD (85 FEET TO CENTERLINE) AND THE TRUE POINT OF BEGINNING; THENCE NORTH 01° 55’ 16” WEST A DISTANCE OF 45.12 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 16° 57’ 05” WEST A DISTANCE OF 752.70 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 53° 10’ 40” EAST A DISTANCE OF 44.39 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 87° 30’ 17” EAST A DISTANCE OF 570.53 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 17° 43’ 28” WEST A DISTANCE OF 169.90 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 27° 39’ 55” WEST A DISTANCE OF 497.00 FEET TO A 1/2 INCH CRIMP TOP FOUND; THENCE SOUTH 04° 43’ 07” EAST A DISTANCE OF 115.17 FEET TO A PONT ON THE NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY SOUTH 65° 48’ 24” WEST, A DISTANCE OF 122.45 FEET TO A POINT, BEING THE TRUE POINT OF BEGINNING.
SAID TRACT CONTAINING A TOTAL OF 5.899 ACRES OR 256972 SQUARE FEET OF LAND AND SHOWN AS TRACT A.
TRACT B LEGAL DESCRIPTION:
ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY, GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCE AT A PONT WHERE THE WEST LINE OF LAND LOT 73 INTERSECTS THE ORIGINAL NORTHERLY RIGHT-OF-WAY OP MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE FOLLOWING SAID ORIGINAL NORTHERLY RIGHT-OF-WAY AND THE CURVATURE THEREOF A DISTANCE OF 146.45 FEET TO A CONCRETE RIGHT-OF-WAY MARKER, SAID ARC BEING SUBTENDED BY A CHORD BEARING NORTH 68 46 12 EAST A DISTANCE OF 146.36 FEET AND A RADIUS OF 1209.71 FEET; THENCE CONTINUING ALONG SAID ORIGINAL NORTHERLY RIGHT-OF-WAY NORTH 65° 49’ 12” EAST A DISTANCE OF 760.64 FEET TO A POINT; THENCE NORTH 24° 12’ 55” WEST, A DISTANCE OF 29.45 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD

Exhibit A-1-5

Exhibit A-1 Continued

FARMER INDUSTRIAL BOULEVARD (67 FEET TO CENTERLINE) AND THE TRUE POINT OF BEGINNING; THENCE NORTH 24° 12’ 55” WEST A DISTANCE OF 200.53 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 63° 30’ 06” WEST A DISTANCE OF 180.04 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 29° 52’ 20” WEST A DISTANCE OF 390.13 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 49° 36’ 51” EAST A DISTANCE OF 207.75 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 52° 12’ 57” EAST A DISTANCE OF 87.10 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 16° 57’ 05” EAST A DISTANCE OF 752.70 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 01° 55’ 16” EAST A DISTANCE OF 64.57 FEET TO A POINT ON THE PRESENT NORTHERLY OF MILLARD FARMER INDUSTRIAL BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY SOUTH 65° 48’ 24” WEST A DISTANCE OF 12.07 FEET TO A POINT, BEING THE TRUE POINT OF BEGINNING.
SAID TRACT CONTAINING A TOTAL OF 2.874 ACRES OR 125178 SQUARE FEET OF LAND AND SHOWN AS TRACT B.
TRACT C-2 LEGAL DESCRIPTION:
ALL THAT TRACT OR PARCEL OF LAND LYING IN AND BEING IN LAND LOTS 72 AND 73 OF THE 5TH DISTRICT, CITY OF NEWNAN, COWETA COUNTY GEORGIA, SAID TRACT BEING MORE PARTICULARLY DESCRIRED AS FOLLOWS:
COMMENCE AT A ONE-HALF INCH REBAR WHERE THE WEST LINE. OF LAND LOT 73 INTERSECTS THE NORTHERLY RIGHT OF WAY OF MILLARD C. FARMER INDUSTRIAL BOULEVARD, THENCE FOLLOWING SAID NORTHERLY RIGHT OF WAY SOUTH 73 DEGREES 47 MINUTES 42 WEST A DISTANCE OF 56.24 FEET TO A POINT.
THENCE NORTH 23 DEGREES 22 MINUTES 14 SECONDS WEST A DISTANCE OF 317.93 FEET TO A POINT, SAID POINT BEING THE TRUE POINT OF BEGINNING.
THENCE NORTH 63 DEGREES 22 MINUTES 30 SECONDS EAST AT A DISTANCE OF 844.55 FEET TO A ONE-HALF INCH REBAR.
THENCE NORTH 29 DEGREES 52 MINUTES 20 SECONDS WEST A DISTANCE OF 390.13 FEET TO A ONE-HALF INCH REBAR.
THENCE SOUTH 40 DEGREES 14 MINUTES 11 SECONDS WEST A DISTANCE OF 119.19 FEET TO A ONE-HALF INCH REBAR.
THENCE SOUTH 75 DEGREES 13 MINUTES 51 SECONDS WEST A DISTANCE OF 74.93 FEET TO A POINT.

Exhibit A-1-6

Exhibit A-1 Continued

THENCE NORTH 85 DEGREES 54 MINUTES 45 SECONDS WEST A DISTANCE OF 194.42 FEET TO A THREE-FOURTHS INCH REBAR.
THENCE SOUTH 29 DEGREES 06 MINUTES 01 SECONDS WEST A DISTANCE OF 627.78 FEET TO A POINT.
THENCE SOUTH 05 DEGREES 30 MINUTES 26 SECONDS FAST A DISTANCE OF 72.72 FEET TO A POINT.
THENCE NORTH 89 DEGREES 44 MINUTES 00 SECONDS EAST A DISTANCE OF 81.04 FEET TO THE POINT OF BEGINNING
SAID TRACT CONTAINING A TOTAL OF 6.53 ACRES, 284,356.80 SQ. FT. MORE OR LESS.

Exhibit A-1-7

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Courtyard Gardens Assisted Living and Memory Care Community)
A parcel of land lying in and being part of Land Lot 33 of the 7th Land District of Gwinnett County, Georgia, and being more particularly described as follows:
Commencing at the intersection of the Southerly right-of-way line of Riverside Parkway, a 100-foot right-of-way, with the line common to Land Lot 32 and Land Lot 33; thence on last said line, South 08 degrees 39 minutes 49 seconds West, 1362.61 feet to the point of beginning and a point on a curve, said point having a radial bearing of South 46 degrees 18 minutes 53 seconds East and being on the cul-de-sac of River Centre Place, a 40-foot easement for ingress, egress and utilities; thence, on the line of said cul-de-sac, around and along a curve to the left, said curve having a radius of 45.00 feet and a central angle of 110 degrees 00 minutes 55 second, an arc distance of 86.41 feet (South 11 degrees 19 minutes 21 seconds East, 73.73 feet, chord bearing and distance) to a point on said curve; thence, radial to last said curve, South 23 degrees 40 minutes 25 seconds West, 288.11 feet; thence, South 05 degrees 00 minutes 04 seconds, 80.40 feet to the Northerly right-of-way line of State Highway No. 120, a right-of-way of varied width as now established; thence, on said Northerly right-of-way line, South 84 degrees 59 minutes 56 seconds West, 18.12 feet to a point of curvature; thence, continue on said Northerly right-of-way line, around and along a curve to the left, said curve having a radius of 5799.58 feet and a central angle of 00 degrees 12 minutes 58 seconds, an arc distance of 21.88 feet (South 84 degrees 53 minutes 27 seconds West, 21.88 feet, chord bearing and distance) to a point on said curve; thence, North 05 degrees 00 minutes 04 seconds West, 65 feet, more or less, to the centerline of Yellow River, thence Westerly, Northerly, Easterly by and along said centerline of Yellow River and following the meandering thereof, 1114 feet, more or less to a point which bears North 46 degrees 19 minutes 10 seconds West from the point of beginning; thence, South 46 degrees 19 minutes 10 seconds East, 367 feet, more or less, to the point of beginning.
Said parcel being 5.17 acres (225.205 Square Feet), more or less, in area.
Together with a non-exclusive, perpetual easement for ingress, egress and utilities over and upon the following described lands:
From the above described point of beginning and on the cul-de-sac of River Centre Place, around and along a curve to the right, said curve having radius of 45.00 feet and a central angle of 108 degrees 02 minutes 02 seconds, an arc distance of 84.85 feet (South 82 degrees 17 minutes 52 seconds East 72.8 feet, chord bearing and distance) to a point of reverse curve; thence, around and along a curve to the left, said curve having a radius of 15.00 feet and a central angle of 54 degrees 18 minutes 53 seconds, an arc distance of 14.22 feet (South 55 degrees 26 minutes 18 seconds East, 13.69 feet, chord bearing and distance) to a point of tangency; thence, south 82 degrees 35 minutes 44 seconds East 353.71 feet to a point of curvature thence, around and along a curve to the left, said curve having a radius of 100.00 feet and a central angle of 54 degrees 37 minutes 06 seconds, an arc distance of 95.33 feet (North 70 degrees 05 minutes 43 seconds East, 91.76 feet, chord bearing and distance) to a point of tangency; thence, North 42 degrees 47 minutes 10 seconds East, 6.47 feet to a point of curvature; thence, around and along a curve to the left, said curve having a radius of 20.00 feet and a central angle of 93 degrees 50 minutes 01 seconds, an arc distance of 32.75 feet (North 04 degrees 07 minutes 51 seconds) West; 29.21 feet, chord bearing and distance) to a point

Exhibit A-1-8

Exhibit A-1 Continued

on the Southwesterly right-of-way line of McKendree Church Road, a 60-foot: right-of-way as now established, and a point on a curve, said point having a radial bearing of South 38 degrees 57 minutes 09 seconds West; thence, on said Southwesterly right-of-way line, around and along a curve to the right, said curve having a radius of 424.00 feet and a central angle of 11 degrees 22 minutes 13 seconds, an arc distance of 84.14 feet (South 45 degrees 21 minutes 45 seconds East; 84.00 feet chord bearing and distance) to a point on said curve; thence, around and along a curve to the left, said curve having a radius of 20.00 feet and a central angle of 97 degrees 32 minutes 12 seconds, an arc distance of 34.05 feet (North 88 degrees 26 minutes 44 seconds West, 30.08 feet, chord bearing and distance) to a point of tangency; thence South 42 degrees 47 minutes 10 seconds West, 30.88 feet to a point of curvature; thence, around and along a curve to the right, said curve having a radius of 140.00 feet and a central angle of 54 degrees 37 minutes 06 seconds, an arc distance of 133.46 feet (South 70 degrees 05 minutes 43 seconds West, 128.46 feet, chord bearing and distance) to a point of tangency; thence, North 82 degrees 35 minutes 44 seconds West, 353.71 feet to a point of curvature; thence, around and along a curve to the left, said curve having a radius of 15.00 feet and a central angle of 54 degrees 18 minutes 53 seconds, an arc distance of 14.22 feet (South 70 degrees 14 minutes 50 seconds West, 13.69 feet, chord hearing and distance) to a point of reverse curve; thence, around and along curve to the right, said curve having a radius of 45.00 feet and a central angle of 180 degrees 35 minutes 44 seconds, an arc distance of 141.84 feet (North 46 degrees 36 minutes 45 seconds West, 90.00 feet, chord bearing and distance) to the point of beginning.

Exhibit A-1-9

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Lake Springs Assisted Living and Memory Care Community)
BEING ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 260 OF THE 7TH DISTRICT, GWINNETT COUNTY, GEORGIA IN THE CITY OF BUFORD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT, SAID POINT BEING AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY OF SOUTH LEE STREET, (100 RIGHT-OF-WAY) AND THE EAST RIGHT-OF-WAY OF MADDOX ROAD, (VARIABLE RIGHT-OF-WAY), THENCE 1442.8 FEET NORTH AND NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT-OF-WAY TO A POINT SAID POINT BEING THE TRUE POINT OF BEGINNING, THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING;
THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC DISTANCE OF 84.60 FEET, THE CHORD OF WHICH BEARS N29 33 29 W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT THENCE N53 14 01 E, A DISTANCE OF 21.90 FEET TO A POINT; THENCE N36 45 19 W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53 14 01 W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N36 16 27 W FOR A CHOW DISTANCE OF 38.54 FEET TO A POINT; THENCE N39 13 34 W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY; N53 4 26 E, A DISTANCE OF 390.84 FEET TO A POINT; THENCE S35 41 07 E, A DISTANCE OF 283.13 FEET TO A PONT; THENCE S54 18 53 W, A DISTANCE OF 400.09 FEET TO THE TRUE POINT OF BEGINNING.

Exhibit A-1-10

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Lake Springs Senior Living Community Cottages
ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 260 OF THE 7TH LAND DISTRICT, GWINNETT COUNTY, GEORGIA, IN THE CITY OF BUFORD, AND BEING THE PROPERTY OWNED BY SWAN ENTERPRISES, LLC, AS DESCRIBED IN DEED BOOK 15188, PAGE 85 AND A 0.24 ACRE TRACT AS DESCRIBED IN DEED BOOK 15852, PAGE 71, IN THE CLERK OF SUPERIOR COURT, GWINNETT COUNTY, GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH LEE STREET (100 FEET RIGHT-OF-WAY) LOCATED 1442.8 FEET NORTH AND NORTHWESTERLY AS MEASURED ALONG THE EAST AND NORTHEASTERLY RIGHT-OF-WAY LINE, AND FOLLOWING THE CURVATURE THEREOF, FROM THE POINT OF INTERSECTION OF SAID RIGHT-OF-WAY WITH THE EAST RIGHT-OF-WAY OF SOUTH LEE STREET AND THE NORTHEAST RIGHT-OF-WAY LINE OF MADDOX ROAD; (VARIABLE RIGHT-OF-WAY); SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE RUNNING NORTHWEST ALONG THE NORTHEAST RIGHT-OF-WAY LINE OF SOUTH LEE STREET, AND FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD WHICH BEARS N29 33 16 W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT; THENCE N53 13 54 E, A DISTANCE OF 21.90 FEET TO A
POINT; THENCE N36 46 06 W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53 13 54 W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD WHICH BEARS N36 16 34 W FOR A CHORD DISTANCE OF 38.54 FEET TO A POINT; THENCE N36 13 41 W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE N36 13 41 W, A DISTANCE OF 170.63 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY N53 33 10 E, A DISTANCE OF 174.95 FEET TO A POINT; THENCE N72 29 38 E, A DISTANCE OF 123.64 FEET TO A POINT; THENCE N67 36 35 E, A DISTANCE OF 254.34 FEET TO A POINT; THENCE N67 38 53 E, A DISTANCE OF 204.01 FEET TO A POINT; THENCE SI2 28 37 E, A DISTANCE OF 99.59 FEET TO A POINT; THENCE N77 47 39 E, A DISTANCE OF 99.31 FEET TO A POINT; THENCE S74 55 37 E, A DISTANCE OF 228.75 FEET TO A POINT; THENCE S54 18 53 W, A DISTANCE OF 542.52 FEET TO A POINT; THENCE S54 18 53 W, A DISTANCE OF 400.09 FEET TO THE POINT OF BEGINNING.
TOGETHER WITH REAL ESTATE EASEMENT RIGHTS ESTABLISHED BY DECLARATION AND GRANT OF INGRESS/EGRESS EASEMENT RIGHTS BY AND AMONG SWAN ENTERPRISES, L.L.C. AND ELDER HEALTHCARE DEVELOPERS, LLC, DATED JANUARY 8, 1999, AND RECORDED IN DEED BOOK 17914, PAGE 27, RECORDS OF GWINNETT COUNTY, GEORGIA.

Exhibit A-1-11

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Lake Springs Senior Living Community Cottages)
LESS AND EXCEPT THE FOLLOWING:
COMMENCING AT A POINT FOUND ON THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH LEE STREET (100 FEET RIGHT-OF-WAY) LOCATED 1442.8 FEET NORTH AND NORTHWESTERLY AS MEASURED ALONG THE EAST AND NORTHEASTERLY RIGHT-OF-WAY LINE, AND FOLLOWING THE CURVATURE THEREOF, FROM THE POINT OF INTERSECTION OF SAID RIGHT-OF-WAY WITH THE EAST RIGHT-OF-WAY OF SOUTH LEE STREET AND THE NORTHEAST RIGHT-OF-WAY LINE OF MADDOX ROAD; THENCE RUNNING ALONG THE NORTHEAST RIGHT-OF-WAY LINE OF SOUTH LEE STREET, AND FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD OF WHICH BEARS N 29 33 36 W FOR A DISTANCE OF 84,57 TO A POINT; THENCE ALONG SAID RIGHT-OF-WAY N 53 13 54 E, A DISTANCE OF 21.90 FEET TO A POINT; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY N 36 46 06 W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S 53 13 54 W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE NORTHWEST ALONG SAID RIGHT-OF-WAY, AND FOLLOWING THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 925.32 FEET, AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N 36 16 34 W FOR A DISTANCE OF 38.54 FEET TO A POINT; CONTINUE THENCE ALONG SAID RIGHT-OF-WAY N 36 13 11 W, A DISTANCE Of 280.59 FEET TO A POINT; SAID POINT BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY N 36 13 41 W, A DISTANCE OF 60.00 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY LINE N 72 29 38 E, A DISTANCE OF 184.72 FEET TO A POINT; THENCE S53 32 23 W, A DISTANCE OF 174.95 FEET TO THE TRUE POINT OF BEGINNING;
LESS AND EXCEPT THE FOLLOWING:
COMMENCING AT A POINT, SAID POINT BEING AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY OF SOUTH LEE STREET, (100 RIGHT-OF-WAY) AND THE EAST RIGHT-OF-WAY OF MADDOX ROAD, (VARIABLE RIGHT-OF-WAY), THENCE 1442.8 FEET NORTH AND NORTHWESTERLY ALONG SAID NORTHEASTERLY RIGHT-OF-WAY TO A POINT, SAID POINT BEING THE TRUE POINT OF BEGINNING. THUS HAVING ESTABLISHED THE TRUE POINT OF BEGINNING; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 84.60 FEET, THE CHORD OF WHICH BEARS N29 33 29 W FOR A CHORD DISTANCE OF 84.57 FEET TO A POINT; THENCE N53 14 01 E, A DISTANCE OF 21.90 FEET TO A POINT; THENCE N36 45 59  W, A DISTANCE OF 46.82 FEET TO A POINT; THENCE S53 14 01 W, A DISTANCE OF 19.34 FEET TO A POINT; THENCE ALONG A CURVE TO THE LEFT
HAVING A RADIUS OF 925.34 FEET AN ARC LENGTH OF 38.54 FEET, THE CHORD OF WHICH BEARS N36 16 27 W FOR A CHORD DISTANCE OF 38.54 FEET TO A POINT; THENCE N39 13 34 W, A DISTANCE OF 109.96 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY; N53 46 26 E, A DISTANCE OF 390.84 FEET TO A POINT; THENCE S35 41

Exhibit A-1-12

Exhibit A-1 Continued

07 E, A DISTANCE Of 283.13 FEET TO A POINT; THENCE S54 18 53 W, A DISTANCE OF 400.09 FEET TO THE TRUE POINT OF BEGINNING.
APN: R7560 017

Exhibit A-1-13

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Murray, Emeritus at) (Glendale Place)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF CALLOWAY, STATE OF KENTUCKY, AND IS DESCRIBED AS FOLLOWS:
Legal description of a tract of land situated in the City of Murray, County of Calloway, State of Kentucky, being a part of the Southwest Quarter of Section 34, Township 2, Range 4 East and being Lot 2 of a minor Subdivision Plat of the Glendale Church of Christ, Inc. property as shown by plat of record in Plat Book 19, Page 98, Slide 1810, and being further described as follows:
Beginning at a 1/2 diameter rebar set in the south line of Glendale Road 822.37 East of the centerline of U.S. Highway 641 the northeast corner of Lot 1 and the northwest corner of Lot 2, described herein;
thence, 30° from and parallel to the centerline of Glendale Road, north 88° deg. 37’ 56” east 515.46 to a diameter rebar set in the west line of South 9th Street;
thence, south 31 deg. 45 01 east 57.96 to a diameter rebar set in the west line of South 9th Street thence, with the west line of South 9th Street, south 00 deg. 56 11 east 350.01 to a diameter rebar act, the eastern most point of Lot 1 and the southeastern corner of Lot 2;
thence, with the south line of Lot 2, south 88 deg. 37 56 west 541.81 to a diameter rebar set, the southwest corner of Lot 2;
thence, with the west line of Lot 2, north 01 deg. 24 53 west 400.00 to the point of beginning.
As surveyed:
Legal description of a tract of land situated in the City of Murray, County of Calloway, State of Kentucky, being a part of the Southwest Quarter of Section 34, Township 2, Range 4 East and being Lot 2 of a Minor Subdivision Plat of the Glendale Church of Christ, Inc. property as shown by plat of record in Plat Book 19, Page 1810. and being further described as follows:
Beginning at an iron pin found located in the South right-of-way line (sixty foot right-of-way) of Glendale Road 822.37 feet East of the centerline of U. S. Highway Number 641, and point being the corner of Lot 1 of the Minor Subdivision of the Glendale Church of Christ, Inc. property as recorded in Plat Book 19, Page 1810 in the Office of the County Clerk of Calloway County, Kentucky; thence a line with said right-of-way line, North 88 degrees 37 minutes 56 seconds East, 515.46 feet to an iron pin set in said right-of-way with its point of intersection of the West right-of-way line of Ninth Street thence a line with said right-of-way line, the next three (3) calls as follows:
South 31 degrees 45 minutes 01 seconds East, 27.77 feet to an iron pin set; South 01 degrees 20 minutes 47 seconds East, 102.65 feet to a point; South 00 degrees 51 minutes 15 seconds East, 273.56 feet to a iron pin found in said right-of-way line corner of the aforementioned Lot 2; thence a line with Lot 2, the next two (2) calls as follows: South 88 degrees 38 minutes 41 seconds West,

Exhibit A-1-14

Exhibit A-1 Continued

526.69 feet to an iron pin found; North 01 degrees 24 minutes 53 seconds West, 400.04 feet to the point of beginning.
Being in all respects the same property conveyed to BRE/SW Glendale Place, LLC by the following deeds:

1.
Deed from Stayton SW Assisted Living, LLC; Glendale at Murray Property, LLC; Arias Covak 5, LLC, aka Arias Covak-5, LLC, aka Aria s Covak-5, LLC; Atid s Covak 5, LLC, aka Atid s Covak-5, LLC; Davis Covak 5, LLC, aka Davis Covak-5, LC, Eash s Covak 5, LLC, aka Eash s Covak-5, LC, Herman s Covak 5, LLC, aka Herman s Covak-5, LC; Kinsy s Covak 5, LC, aka Kinsey s Covak-5, LC; Langford s Covak-5, LC, aka Langford s Covak-5, LC; Michael s Covak-5, LC, aka Michael s Covak-5, LC, aka Nager s Covak 5, LLC, aka Nager s Covak-5, LLC; Raber s Covak 5, LLC, aka Raber s Covak-5, LLC; Ridge Park s Covak-5, LLC, aka Ridge Park s Covak-5, LC; Schneyders Covak-5, LC, aka Schneyders Covak-5, LC; Stearns Covak-5, LC, aka Stearns Covak-5, LC, aka Sylla s Covak 5, LLC, aka Sylla s Covak-5, LLC; Wolf s Covak 5, LLC, aka Wolfe s Covak-5, LLC, Wong s Covak-5, LC; Yee s Covak-5, LC, aka Yee s Covak-5, LC; dated August 5, 2010, of record in Book 859, page 393, Calloway County Clerk s Office

2.	Deed from B Broumand s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 453, aforesaid clerk s office;

3.	Deed front C. Brounond s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 461, aforesaid clerk s office;

4.	Deed from Forsch s Covak-5, LLC, dated August 5, 2013, of record in BOA 859, page 469, aforesaid clerk s office;

5.	Deed from Gavriel s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 477, aforesaid clerk s office;

6.	Deed from G. Travess Covak-5, LLC, aka G Travess Covak 5, LLC, dated August 5, 2010, of record in Book 859, page 486, aforesaid clerk s office;

7.	Deed from Levine s COVAK 5, LLC, aka Levine s Covak-5, LLC, dated August 5, 2010, of record at Book 859, page 494, aforesaid clerk s office;

8.	Deed front M Travess Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 504, aforesaid clerk s office;

9.	Deed from Highpointe s COVAK 5, LLC, aka Highpointe s Covak-5, LLC, dated August 5, 2010, of record in Book 854, page 512, aforesaid clerk s office;

10.	Deed from New Haven s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 520, aforesaid clerk s office;

11.	Deed from Novak s Covak 5, LLC, aka Novak s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 528, aforesaid clerk s office;

Exhibit A-1-15

Exhibit A-1 Continued

12.	Deed from NWB s Covak 5, LLC aka NWB s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 536, aforesaid clerk s office;

13.	Deed from Premiere s Covak-5, LLC, dated August 5, 2010, in record to Book 859, page 549, aforesaid clerk s office;

14.	Deed from Ruderman s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 557, aforesaid clerk s office;

15.	Deed from Walsh COVAK 5, LLC, aka Walsh s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 566, aforesaid clerk s office; and

16.	Deed from Scott s COVAK 5, LLC, aka Scott s Covak-5, LLC, dated August 5, 2010, of record in Book 859, page 574, aforesaid clerk s office.

Exhibit A-1-16

Exhibit A-1 Continued

DESCRIPTION OF LAND
(Cherry Hill, New Jersey)
LEGAL DESCRIPTION
ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF CHERRY HILL, COUNTY OF CAMDEN, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY RIGHT-OF-WAY LINE OF NEW JERSEY STATE HIGHWAY ROUTE 70 (AKA OLD MARLTON PIKE, 116 FEET WIDE) AT THE EASTERLY TERMINUS OF A CURVE CONNECTING SAID SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 WITH THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE (VARIABLE WIDTH) AND EXTENDING FROM SAID CONNECTING CURVE; THENCE
1)    RUNNING ALONG AFOREMENTIONED SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70, 33.00 FEET DISTANT AND PARALLEL TO SAID ROAD S ORIGINAL CENTERLINE, SOUTH 65 DEGREES 02 MINUTES 18 SECONDS EAST, A DISTANCE OF 605.00 FEET TO A POINT ALONG THE SAME, ALSO BEING A CORNER COMMON THE LOTS 1 AND 6, BLOCK 471.01; THENCE
2)    RUNNING ALONG AFOREMENTIONED SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 AND RUNNING ALONG A DIVISION LINE COMMON BETWEEN LOTS 1 AND 6, BLOCK 471.01, SOUTH 25 DEGREES 09 MINUTES 30 SECONDS WEST, A DISTANCE OF 489.11 FEET TO A POINT ALONG THE SAME ALSO BEING A CORNER COMMON BETWEEN LOT 1, BLOCK 471.01 WITH LOT 6, BLOCK 471.03; THENCE
3)    RUNNING ALONG A DIVISION LINE COMMON TO LOT 1, BLOCK 471.01 WITH LOTS 6, 5, 4, 3 AND 2, BLOCK 471.03, NORTH 47 DEGREES 41 MINUTES 41 SECONDS WEST, A DISTANCE OF 460.52 FEET TO A CORNER COMMON WITH LOTS 3 AND 2 BLOCK 471.01, AND LOT 2, BLOCK 471.03; THENCE
4)    RUNNING ALONG A DIVISION LINE COMMON TO LOT 1, BLOCK 471.01 WITH LOTS 2 AND 1, BLOCK 471.03, NORTH 70 DEGREES 16 MINUTES 11 SECONDS WEST, A DISTANCE OF 187.60 FEET TO A POINT AND COMMON CORNER TO LOT 12, BLOCK 471.01 AND LOT 1, BLOCK 471.03; ALSO BEING A POINT ON A CURVE IN THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE; THENCE
5)    RUNNING ALONG SAID EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE ON A CURVE TURNING TO THE RIGHT IN A NORTHEASTERLY DIRECTION, HAVING A RADIUS OF 460.00 FEET, AN ARC DISTANCE OF 42.00 FEET, INTERIOR ANGLE OF 5 DEGREES 13 MINUTES 53 SECONDS, CHORD BEARING OF NORTH 22 DEGREES 20 MINUTES 45 SECONDS EAST, CHORD DISTANCE OF 41.99 FEET TO A POINT OF TANGENCY ALONG THE SAME; THENCE

Exhibit A-1-17

Exhibit A-1 Continued

6)    CONTINUING ALONG SAID EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE, NORTH 24 DEGREES 57 MINUTES 42 SECONDS EAST, A DISTANCE OF 301.99 FEET TO A POINT ALONG THE SAME, ALSO BEING THE WESTERLY TERMINUS OF THE CONNECTING CURVE BETWEEN THE SOUTHERLY RIGHT-OF-WAY LINE OF NJSH ROUTE 70 WITH THE EASTERLY RIGHT-OF-WAY LINE OF WEXFORD DRIVE; THENCE
7)    RUNNING ALONG AFOREMENTIONED CONNECTING CURVE TURNING TO THE RIGHT IN A NORTHEASTERLY DIRECTION, HAVING A RADIUS OF 25.00 FEET, AN ARC DISTANCE OF 39.27 FEET, AN INTERIOR ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS. A CHORD BEARING OF NORTH 69 DEGREES 57 MINUTES 42 SECONDS EAST, CHORD DISTANCE OF 35.36 FEET TO A POINT OF TANGENCY AND PLACE OF BEGINNING.
NOTE FOR INFORMATIONAL PURPOSES ONLY: LOTS 1, 2, 3, 4 AND 5, BLOCK 471.01, ON THE OFFICIAL TAX MAP OF THE TOWNSHIP OF CHERRY HILL, COUNTY OF CAMDEN, STATE OF NEW JERSEY.

Exhibit A-1-18

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Lakeside Assisted Living Community)
Lot 6. SANTIAM STATION, in the City of Stayton, Marion County, Oregon.
Excepting therefrom the following described parcel:
Beginning at the SE corner of said Lot 6; thence North 90° 00’ 00” West along the South line of said Lot 6, a distance of 7.00 feet, thence North 03° 01’ 31” East, a distance of 132.63 feet; thence South 00° 00’ 00” West, a distance of 132.44 feet to the point of beginning.

Exhibit A-1-19

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Lakeside Assisted Living Community and Cottages)
The Land referred to in this policy is described as follows:
Lot 9, SANTIAM STATION SUBDIVISION, City of Stayton, Marion County, Oregon.

Exhibit A-1-20

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Grayson View, Emeritus at)
Premises A
All that certain or parcel of land designated as Lot Number 25 on the plan of Subdivision for Grayson View and SITUATE in the Township of Penn, County of Snyder, and Commonwealth of Pennsylvania, more particularly bounded and described as follows:
Beginning at a set iron pin on the Southern right-of-way line of Grayson View Court, said point being the Northeastern corner of Lot Number 26 of said subdivision. Thence along the said Southern right-of-way line of Grayson View Court North 85 degrees 58 minutes 00 seconds East a distance of 132.00 feet to a found iron pin. Thence along Lot Number 24 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 102.00 feet to a set iron pin. Thence along same and along Lot Number 23 of said subdivision North 85 degree 58 minutes 00 seconds East a distance of 184.00 feet to a set iron pin. Thence along Lot Number 22 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 84.40 feet to a found iron pin. Thence along land now or formerly of Jesse J. Yoder and Martha E. Yoder, South 03 degrees 32 minutes 50 seconds East a distance of 439.18 feet to a found iron pin. Thence along same, North 74 degrees 21 minutes 40 seconds West a distance of 758.65 feet to a found iron pin. Thence along Lot Number 30 of said subdivision, North 06 degrees 28 minutes 40 seconds East a distance 186.91 feet to a set iron pin. Thence along Lot Number 29 and Lot Number 28 of said subdivision, North 85 degrees 58 minutes 00 seconds East a distance of 128.24 feet to a set iron pin; thence along said Lot Number 28 of said subdivision, on an arc concave to the Southeast; having a radius of 77.00 feet, a chord bearing of North 51 degrees 48 minutes 20 seconds East, and a chord distance of 67.38 feet; an arc length of 69.74 feet to a set iron pin. Thence along same, North 04 degrees 02 minutes 00 seconds West a distance of 46.56 feet to a found cap pin. Thence along Lot Number 27 and Lot Number 26 of said subdivision, North 85 degrees 58 minutes 00 seconds East a distance of 184.00 feet to a found cap pin. Thence along said Lot Number 26, North 04 degrees 02 minutes 00 seconds West a distance of 102.00 feet to the place of beginning.
County Tax Assessment Map Parcel Number 13-8-224-25
Being all of Lot Number 25 as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; sons, Inc. dated May 15, 2000, as revised on September 5, 2000, and recorded in Snyder County Map File Number 3146; and as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; sons, Inc dated January 20, 1999, as Last Revised on May 7, 1999, and recorded in Snyder County Map File Number 2939.
PREMISES (B)
ALL THAT CERTAIN lot or parcel of land designated as Lot Number 30 on the plan of subdivision for Grayson view and SITUATE in the Township of Penn, County of Snyder, and commonwealth of Pennsylvania, more particularly bounded and described as follows:
COMMENCING at a point on the Southwestern right-of-way line of State Route 1011 (SR1011), known as Salem Road, said point being located at a distance of 88.00 feet, more or less, as measured

Exhibit A-1-21

Exhibit A-1 Continued

in a Northwesterly direction along the Southwestern right-of-way line of SR1011 from the projection of the centerline of Township Road 450 (T-450), known as Sunset Drive; thence South 03 degrees 26 minutes 00 seconds East a distance of 72.77 feet to a found iron pin; thence along lands owned now or formerly by Penn Township, and other lands now or formerly of Penn Township, South 85 degrees 58 minutes 00 seconds West a distance of 968.09 feet to a found iron pin; thence along said lands now or formerly of Penn Township South 85 degrees 55 minutes 00 seconds West a distance of 342.05 feet to a found iron pin, being the true point of beginning. Thence along Lot Number 1 of said subdivision, South 04 degrees 02 minutes 00 seconds East a distance of 143.90 feet to a point, a corner; thence along same, on an arc concave to the North; having a radius 75.00 feet, a chord bearing of North 75 degrees 34 minutes 40 seconds East, and a chord distance of 27.05 feet; an arc length of 27.20 feet to a point on the Westernmost terminus of the right-of-way line of Grayson View Court, on an arc concave to the East; having a radius of 60.00 feet, a chord bearing of South 07 degrees 12 minutes 20 seconds East, and a chord distance of 51.44 feet; an arc length of 53.16 feet to a point, a corner; thence along Lot Number 29 of said subdivision, on an arc concave to the North; having a radius of 125.0 feet, a chord bearing of South 79 degrees 09 minutes 10 seconds West, and a chord distance of 29.66 feet; an arc length of 29.73 feet to a point, a corner. Thence along same, South 85 degrees 58 minutes 00 seconds West a distance of 28.18 feet to a found iron pin. Thence along same, South 04 degrees 02 minutes 00 seconds East a distance of 144.20 feet to a set iron pin. Thence along Lot Number 25 of said subdivision, South 06 degrees 28 minutes 40 seconds West a distance of 186.91 feet to A 1 inch Pipe found. Thence along land now or formerly of Jesse J. Yoder and Martha E. Yoder, South 21 degrees 06 minutes 50 seconds West, a total distance of 894.88 feet to a set monument in the centerline of a railroad right-of-way. Thence in the centerline of said railroad right-of-way, along land now or formerly of Henry L. Chiarkas and Alma R. Chiarkas, Trustees, on an arc concave to the Northeast; having a radius of 1350.00 feet, a chord bearing of North 38 degrees 01 minutes 40 seconds West, and a chord distance of 276.89 feet; an arc length of 277.38 feet to a point. Thence in and along same and along land now or formerly of Susquehanna Adventures, Inc., on an arc concave to the Northeast; having a radius of 1122.50 feet, a chord bearing of North 17 degrees 30 minutes 50 seconds West and a chord distance of 567.00 feet; an arc length of 573.21 feet to a set monument. Thence continuing in the centerline of said railroad right-of-way and along said land now or formerly of Susquehanna Adventures, Inc., North 02 degrees 53 minutes 00 seconds West a distance of 437.33 feet to a point. Thence in and along same, on an arc concave to the West; having a radius of 1100.00 feet, a chord bearing of North 05 degrees 50 minutes 00 seconds West, and a chord distance of 113.19 feet; an arc length of 113.24 feet to a point. Thence along land now or formerly of the Stauffer family limited partnership and along land and now or formerly of Penn Township, North 85 degrees 55 minutes 00 seconds East a distance of 724.31 feet to the place of beginning.
Being all of Lot Number 30 as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; Sons, Inc. dated May 15, 2000, as revised on September 5, 2000, and recorded in Snyder County Map File Number 3146; and as shown on the plan of subdivision for Grayson View, prepared by Gerald E. Bickhart &; Sons Inc. dated January 20, 1999, as last revised on May 7, 1999, and recorded in Snyder County Map File Number 2939.
County Tax Assessment Map Parcel Number 13-08-270

Exhibit A-1-22

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Grayson View, Emeritus at)
Being the same premises which Stayton Assisted Living LLC by Deed dated 08/05/2010 and recorded 01/20/2011 in Snyder County as Document No. Deed Book 885 page268 conveyed unto BRE/SW Grayson View LLC, in fee.
Being the same premises which Draudt s Selinsgrove,LLC LLC by Deed dated 08/05/2010 and recorded 01/20/2011 in Snyder County as Deed Book 885 page 334 conveyed unto BRE/SW Grayson View LLC, in fee.
Being the same premises which Flaxel s Selinsgrove,LLC by Deed dated 08/05/2010 and recorded 01/20/2011 In Snyder County as Deed Book 885 page 417 conveyed unto BRE/SW Grayson View LLC, in fee.
Being the same premises which R. Beaty s Selinsgrove,LLC by Deed dated 08/05/2010 and recorded 01/20/2011 in Snyder County as Deed Book 885 page 490 conveyed unto BRE/SW Grayson View LLC, in fee.
Being the same premises which Witsil s Selinsgrove,LLC by Deed dated 08/05/2010 and recorded 01/20/2011 in Snyder County as Deed Book 885 page 579 conveyed unto BRE/SW Grayson View LLC, in fee.

Exhibit A-1-23

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Legacy Crossing, Emeritus at)
4.    The Land referred to in this policy is described as follows:
A tract or parcel of land located on U.S. Highway 96 East and being situated within the 9th Civil District of Williamson County, Tennessee described according to a survey by Frank V. Neeley, RLS #1493, Briggs Engineering Company Inc., 9000 Church Street E, Brentwood, Tennessee 37027, dated May 4, 2000, as follows:
Beginning at an iron pin located in the southerly Margin of state Highway 96, said pin being at the northwest corner of the property conveyed to Raj Kaushal, Dinesh Gupta, Bill Walia and Gopi Akkinnenj, of record in Deed Book 1661, page 685, of the Register s Office of Williamson County, Tennessee:
Thence, leaving the southerly margin of State Highway 98 with the westerly margin of the Kaushal, Gupta, Walia and Akkinnenj property, South 06 24 06 West passing an iron in located at the northwest corner of Maplewood, Section Five, Subdivision of record in Plat Book 9, page 147, of the Register s Office of Williamson County Tennessee, at 485.84 feet, a total distance of 754.74 feet to an iron pin;
Thence, with the northerly margin of Maplewood, Section Five, Subdivision, North 82 07 54 West, 343.51 feet to an iron pin;
Thence, with the easterly margin of Maplewood, Section Four, Subdivision of record in Plat Book 10, page 39, of the Register s Office of Williamson County, Tennessee, North 06 49 14 East, 203.81 feet to an iron pin;
Thence, continuing with the northerly margin of Maplewood, Section Four, Subdivision, North 83 12 35 West, 49.93 feet to an iron pin located at the southeast corner of the property conveyed to the Lutheran Church of St Andrew, of record in Deed Book 884, page 84, of the Registers Office of Williamson County, Tennessee;
Thence, leaving the northerly margin of said Maplewood, Section Four, Subdivision, with the easterly margin of the Lutheran Church of St. Andrew property, North 06 49 14 East, 535.31 feet to an iron pin;
Thence, continuing along the east margin of the Lutheran Church of St. Andrew property, along a curve to the left having a central angle of 86 02 48 , a radius of 25.00 feet and a chord bearing North 36 12 11 West, 34.11 feet, a total distance of 37.55 feet to an iron pin in the southerly margin of State Highway 96;
Thence, with the southerly margin of State Highway 96 along a curve with a central angle of 02 53 09 , a radius of 4,631.70 feet and a chord bearing of South 80 14 26 East, 233.26 feet a total distance of 233.28 feet to a Tennessee Department of Transportation concrete right-of-way monument;

Exhibit A-1-24

Exhibit A-1 Continued

Thence, South 81 41 00 East, 95.04 feet to an iron rod located near a disturbed Tennessee Department of Transportation concrete right-of-way monument
Thence, South 82 22 45 East, 83.20 feet to the Point of Beginning.
Being the same property conveyed to BRE/SW Legacy Crossing LLC, a Delaware limited liability company, by Deeds recorded in Book 5122, page 799, Book 5122, page 854, Book 5122, page 914 and Book 5123, page 1, all in the Register s Office of Williamson County, Tennessee.

Exhibit A-1-25

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Quail Hollow Memory Care Community)
A portion of Lots 2 and 3, Block 732, PLAT OF RICHLAND, according to the Plat thereof recorded in Volumes 6 and 7 of Plats, records of Benton County, State of Washington, being more particularly described as follows:
Commencing at the Southeast corner of said Block 732;
thence North 01 05 48 West along the East line thereof 779.09 feet to the Southerly right-of-way line of Torbett Street;
thence South 88 54 12 West along said right-of-way 410.93 feet to the True Point of Beginning:
thence leaving said right-of-way, South 01 05 48 East 378.96 feet;
thence South 88 54 12 West 276.90 feet;
thence North 01 05 48 West 181.18 feet;
thence South 88 54 12 West 32.72 feet;
thence North 01 05 48 West 53.93 feet;
thence North 88 54 12 East 180.05 feet;
thence North 01 05 48 West 143.86 feet to the Southerly right-of-way of Torbett Street;
thence North 88 54 12 East along said right-of-way 129.53 feet to the True Point of Beginning.
EXCEPT real property situated in Lots 2 and 3, Block 732, Plat of Richland, according to the plat thereof recorded in Volume 6 and 7 of Plats, records of Benton County, Washington, and being more particularly described as follows:
Commencing at the Southeast corner of said Block 732;
thence North 01 05 48 West along the East line thereof 779.09 feet to the Southerly right-of-way line of Torbett Street;
thence South 88 54 12 West along said right-of-way 410.93 feet;
thence leaving said right-of-way, South 01 05 48 East 378.96 feet;
thence South 88 54 12 West 276.90 feet;
thence North 01 05 48 West, 55.10 feet to the True Point of Beginning;
thence North 88 54 12 East, 49.07 feet;
thence North 01 54 48 West 180.00 feet;
thence South 88 54 12 West, 81.78 feet;
thence South 01 05 48 East, 53.93 feet;
thence North 88 54 12 East 32.72 feet;
thence South 01 05 48 East 126.08 feet to the True Point of Beginning.

Exhibit A-1-26

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Montclair Park Assisted Living and Memory Care Community)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF KITSAP, STATE OF WASHINGTON, AND IS DESCRIBED AS FOLLOWS:
THAT PORTION OP THE SOUTH THREE-QUARTERS OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, W M, IN KITSAP COUNTY, WASHINGTON, BEING A PARCEL OF LAND DESCRIBED IN STATUTORY WARRANTY DEED DATED JULY 31, 2007, IN AUDITOR S FILE NO. 200708010231, RECORDS OF KITSAP COUNTY, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER;
THENCE SOUTH 00 56 50 WEST 330.86 FEET TO THE POINT OF BEGINNING OF SAID PARCEL, DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR S FILE NO. 92001 AND THE NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE NORTH 89 04 02 WEST 1327.00 FEET ALONG THE NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER TO THE NORTHWEST CORNER OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR S FILE NO. 92001, AND THE TRUE POINT OF BEGINNING;
THENCE ALONG THE WEST LINE OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR S FILE NO. 92001, SOUTH 01 06 38 WEST 911.99 FEET TO THE NORTH MARGIN OF LINCOLN ROAD (OLD COUNTY ROAD #37) BEING SAID COUNTY ROAD DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR S FILE NO. 92001;
THENCE NORTHEASTERLY ALONG SAID NORTH MARGIN OF ROAD NORTH 81 34 50 EAST 161.40 FEET TO THE POINT OF CURVATURE OF A 1402.40 FOOT RADIUS CURVE TO THE LEFT,
THENCE ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 05 40 27 FOR AN ARC DISTANCE OF 138.88 FEET TO THE EAST LINE OF THE WEST 6 ACRES DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR S FILE NO. 92001;
THENCE ALONG SAID EAST LINE OF THE WEST 6 ACRES, NORTH 01 06 38 EAST 856.45 FEET TO SAID NORTH LINE OF THE SOUTH THREE-QUARTERS OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER BEING THE NORTH LINE OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR S FILE NO. 92001;
THENCE LEAVING SAID EAST LINE OF THE WEST 6 ACRES, NORTH 89 04 02 WEST 294.78 FEET TO THE NORTHWEST CORNER OF SAID PARCEL DESCRIBED IN VOLUME 100 OF DEEDS, PAGE 428, AUDITOR S FILE NO. 92001, AND THE TRUE POINT OF BEGINNING;

Exhibit A-1-27

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Montclair Park Assisted Living and Memory Care Community)
EXCEPT THE EAST 22 FEET THEREOF (AS CONVEYED TO THE CITY OF POULSBO BY DEED RECORDED UNDER RECORDING NO. 200105160296),
(THE LAND REFERRED TO UNDER VOLUME 100 OF DEEDS, PAGE 428, AUDITOR S FILE NO. 92001 WAS ORIGINALLY DESCRIBED AS FOLLOWS):
THE WEST SIX (6) ACRES OF THE FOLLOWING DESCRIBED TRACT OF LAND: BEGINNING AT A POINT 20 RODS SOUTH OF THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION FOURTEEN (14) IN TOWNSHIP TWENTY-SIX NORTH OF RANGE ONE EAST OF THE WILLAMETTE MERIDIAN, RUNNING THENCE WEST EIGHTY (80) RODS, THENCE SOUTH TO THIS COUNTY ROAD (POULSBO-PORT GAMBLE ROAD),
THENCE FOLLOWING THE SAID COUNTY ROAD IN A NORTHEASTERLY DIRECTION TO THE SECTION LINE BETWEEN SECTION 13 AND SECTION 14;
THENCE NORTH TO PLACE OF BEGINNING;
AS SURVEYED LEGAL DESCRIPTION.
THAT PORTION OF THE SOUTH THREE-QUARTERS OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 14, TOWNSHIP 26 NORTH, RANGE 1 EAST, WILLAMETTE MERIDIAN,
THENCE SOUTH 00 56 50 WEST A DISTANCE OF 330.86 FEET; THENCE NORTH 89 04 02 WEST A DISTANCE OF 1,054.22 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89 04 02 WEST A DISTANCE OF 272.78 FEET THENCE SOUTH 01 06 38 WEST A DISTANCE OP 911.99 FEET; THENCE NORTH 81 34 50 EAST TO A 1,402.04 FOOT RADIUS CURVE LEFT, A DISTANCE OF 161.40 FEET; THENCE, A LENGTH OF 116.14 FEET ALONG THE ARC OF SAID CURVE, SAID CURVE HAVING A CHORD BEARING OF NORTH 79 11 53 EAST AND A CHORD DISTANCE OF 116.11 FEET; THENCE NORTH 01 06 38 EAST A DISTANCE OF 862.17 FEET TO THE POINT OF BEGINNING;
SITUATE IN THE CITY OF POULSBO, COUNTY OF KITSAP, STATE OF WASHINGTON.
APN: 142601-4-012-2007

Exhibit A-1-28

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Flint River Senior Living Community)
ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 338 OF THE THIRTEENTH LAND DISTRICT OF BIBB COUNTY, GEORGIA, AND BEING IN THE CITY OF MACON, CONTAINING 2.94 ACRES, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: TO REACH THE POINT OF BEGINNING, BEGIN AT THE 3/4-INCHED CRIMPED TOP PIPE LOCATED AT THE POINT OF INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF FORSYTH ROAD (GEORGIA HIGHWAY NO. 19 AND U.S. HIGHWAY NO. 41) AND THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD (SAID 3/4-INCH CRIMPED TOP PIPE BEING LOCATED SOUTH 52 DEGREES 37 MINUTES 36 SECONDS EAST OF AND 1.25 FEET FROM A CONCRETE RIGHT-OF-WAY MONUMENT); AND RUN THENCE NORTH 38 DEGREES 06 MINUTES 11 SECONDS EAST ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD A DISTANCE OF 269.25 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD, WHICH IS ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 520.00 FEET AN ARC DISTANCE OF 256.24 FEET TO AN IRON PIN LOCATED NORTH 23 DEGREES 59 MINUTES 12 SECONDS EAST OF AND A CHORD DISTANCE OF 253.65 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO, WHICH IS TO THE POINT OF BEGINNING OF SAID 3.94-ACRE TRACT OF LAND, AND FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD AN ARC DISTANCE OF 30.07 FEET TO AN IRON PIN LOCATED NORTH 08 DEGREES 12 MINUTES 48 SECONDS EAST OF AND A CHORD DISTANCE OF 30.07 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE SOUTH 77 DEGREES 44 MINUTES 29 SECONDS EAST A DISTANCE OF 325.13 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHEASTERLY DIRECTION ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET A CHORD DISTANCE OF 52.06 FEET TO AN IRON PIN LOCATED NORTH 52 DEGREES 32 MINUTES 29 SECONDS EAST OF AND A CHORD DISTANCE OF 45.77 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE NORTH 02 DEGREES 49 MINUTES 27 SECONDS EAST A DISTANCE OF 89.39 FEET TO AN IRON PIN; RUN THENCE NORTH 15 DEGREES 03 MINUTES 17 SECONDS EAST A DISTANCE OF 84.26 FEET TO A ONE-INCH CRIMPED TOP PIPE; RUN THENCE SOUTH 79 DEGREES 17 MINUTES 41 SECONDS EAST A DISTANCE OF 273.84 FEET TO A 3/4-INCH CRIMPED TOP PIPE; RUN THENCE SOUTH 02 DEGREES 45 MINUTES 09 SECONDS WEST A DISTANCE OF 543.72 FEET TO AN IRON PIN; RUN THENCE NORTH 87 DEGREES 24 MINUTES 26 SECONDS WEST A DISTANCE OF 178.13 FEET TO AN IRON PIN; RUN THENCE NORTH 66 DEGREES 57 MINUTES 45 SECONDS WEST A DISTANCE OF 118.98 FEET TO A 3/4-INCH CRIMPED TOP PIPE; RUN THENCE NORTH 02 DEGREES 49 MINUTES 27 SECONDS EAST A DISTANCE OF 277.91 FEET TO AN IRON PIN; RUN THENCE IN A GENERALLY NORTHWESTERLY DIRECTION ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET AN ARC DISTANCE OF 42.18 FEET TO AN IRON PIN LOCATED NORTH 37 DEGREES 27 MINUTES 31 SECONDS WEST OF AND A CHORD DISTANCE OF 36.79 FEET FROM THE IRON PIN HEREINABOVE LAST REFERRED TO; RUN THENCE NORTH 77 DEGREES 44 MINUTES 29 SECONDS WEST A DISTANCE OF

Exhibit A-1-29

Exhibit A-1 Continued

337.96 FEET TO AN IRON PIN LOCATED ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CHARTER BOULEVARD, WHICH IS BACK TO THE POINT OF BEGINNING.
ALSO: TOGETHER WITH RIGHTS ARISING OUT OF SHARED-USE ROADWAY EASEMENT AGREEMENT DATED APRIL 21, 1998, RECORDED IN DEED BOOK 4158, PAGE 288, AFORESAID RECORDS; AND WATER LINE EASEMENT DATED JULY 17, 1998, RECORDED IN DEED BOOK 4239, PAGE 139, AFORESAID RECORDS; AND DRAINAGE EASEMENT DATED JULY 17, 1998, RECORDED IN DEED BOOK 4239, PAGE 146, AFORESAID RECORDS.

Exhibit A-1-30

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Mountain View, Emeritus at)
The Land referred to in this policy is described as follows:
A Leasehold Estate in and to the following described premises, as created by that certain Lease dated January 1, 1994, as amended by Lease Amendment No.1 to Ground Lease Agreement dated May 12, 1995, and by Lease Amendment No.2 to Ground Lease Agreement, dated September 15, 1995 (Ground Lease), executed by Ashland Community Hospital Foundation, an Oregon nonprofit corporation, as Lessor, and Ashland Retirement Residence Limited Liability Company, an Oregon limited liability company, as Lessee, as referenced in the document entitled Memorandum of Ground Lease, which was recorded September 25, 1995, at 95-26985 for the term, on and subject to all the provisions contained in said document, and in said lease:
Real property in the City of Ashland, County of Jackson, State of Oregon, described as follows:
COMMENCING AT THE NORTHWEST CORNER OF DONATION LAND CLAIM NO.40 IN TOWNSHIP 39 SOUTH, RANGE 1 EAST, OF THE WILLMETTE MERIDIAN, JACKSON COUNTY, OREGON; THENCE SOUTH 00 02 57 1 WEST, ALONG THE WESTERLY LINE OF SAID CLAIM, 271.98 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF THE CENTRAL OREGON AND PACIFIC RAILROAD, (FORMERLY SOUTHERN PACIFIC COMPANY RAILROAD), FOR THE TRUE POINT OF BEGINNING; THENCE, CONTINUE SOUTH 00 02 57 WEST, 256.95 FEET TO AN ANGLE POINT IN THE EASTERLY LINE OF TRACT A OF VOLUME 585, PAGE 35, JACKSON COUNTY, OREGON, DEED RECORDS; THENCE SOUTH 28 10 13 EAST, ALONG SAID EASTERLY LINE AND THE EASTERLY LINE OF VOLUME 411, PAGE 113, SAID DEED RECORDS, 126.03 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE SOUTH 61 41 47 WEST, ALONG THE SOUTHERLY LINE OF SAID LATTER MENTIONED TRACT, 200.00 FEET TO THE EASTERLY RIGHT OF WAY LINE OF NORTH MAIN STREET; THENCE SOUTH 28 10 13 EAST, ALONG SAID EASTERLY LINE, 296.20 FEET TO THE SOUTHWESTERLY CORNER OF LOT 1, BLOCK 13 IN THE CITY OF ASHLAND, ACCORDING TO THE OFFICIAL 1888 PLAT THEREOF, IN SAID JACKSON COUNTY; THENCE NORTH 61 41 47 EAST, ALONG THE SOUTHERLY LINE OF SAID LOT, 200.00 FEET TO THE SOUTHEASTERLY CORNER THEREOF; THENCE NORTH 28 10 13 WEST, ALONG THE EASTERLY LINE OF SAID LOT, 41.42 FEET; THENCE, LEAVING SAID EASTERLY LINE, NORTH 60 59 05 EAST, TO AND ALONG THE NORTHERLY LINE OF GLENNVIEW ESTATES, A PLANNED UNIT DEVELOPMENT TO THE CITY OF ASHLAND, 276.09 FEET TO THE AFOREMENTIONED SOUTHERLY RIGHT OF WAY LINE OF THE CENTRAL OREGON AND PACIFIC RAILROAD, (FORMERLY SOUTHERN PACIFIC COMPANY RAILROAD); THENCE, ALONG SAID SOUTHERLY LINE, ALONG THE ARC OF A 3407.87 FOOT RADIUS RAILROAD CURVE TO THE LEFT (THE LONG CHORD TO WHICH BEARS NORTH 42 32 36 WEST, 622.64 FEET), AN ARC DISTANCE OF 623.51 FEET TO THE POINT OF BEGINNING. EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE STATE OF OREGON, BY AND THROUGH ITS DEPARTMENT OF TRANSPORTATION, AS DESCRIBED IN DOCUMENT NO. 95-15462, OFFICIAL RECORDS OF JACKSON COUNTY, OREGON.

Exhibit A-1-31

Exhibit A-1 Continued

LEGAL DESCRIPTION
(Lassen House Assisted Living)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF RED BLUFF, COUNTY OF TEHAMA, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
Lots 4, 5 and 6 of Citrus Heights Colony, as the same is shown on the map filed in the Tehama County Recorder s Office, December 23, 1913, Book F of Maps, page 8.
Excepting therefrom those portions conveyed to the City of Red Bluff in Deeds recorded June 20, 1962, Book 414, page 3, and July 19, 1962 in Book 415, page 189, Official Records of Tehama County.
APN: 033-230-82

Exhibit A-1-32

Exhibit A-1 Continued

Parcel I
DESCRIPTION OF 2.4990 ACRES MORE OR LESS
CITY OF WESTMINSTER
CARROLL COUNTY, MARYLAND
BEGINNING for the same at an iron pipe found at the end of the First or North 34 degrees 35 minutes West 235.4 feet line of that parcel of land which by Deed dated May 17, 1945 and recorded among the Land Records of Carroll County, Maryland in Liber 186, Folio 443 was conveyed by John Byrd Norris, Jr. and Mabel B. Norris, his wife, to Scott S. Bair and Anita B. Bair, his wife, thence binding reversely on said First line as now surveyed and referring all courses and distances to the Maryland Grid System (NAD 27) as referenced by Carroll County Survey Control Monuments FRIEND and FRIEND AZIMUTH:

1.
South 42 degrees 20 minutes 07 seconds East 235.44 feet to a concrete monument found at the northeast corner of that parcel of land shown a subdivision plat entitled Plat of Washington Heights Medical Center, said plat being recorded among the Land Records of Carroll County, Maryland in Plat Book 10, Folio 41, thence binding on the northern boundary of said plat and binding on the Fifth, Sixth and part of the Seventh lines of that parcel of land which by deed dated March 29, 1968 and recorded among the Land Records of Carroll County, Maryland in Liber 435, Folio 297 was conveyed by J. Byrd Norris, Jr. and Mabel B. Norris, his wife, to Earl W. Schultz and Esther C. Schultz, his wife, the three (3) following courses as now surveyed;

2.	South 71 degrees 03 minutes 33 seconds West 214.27 feet to a stone found;

3.	South 77 degrees 32 minutes 32 seconds West 139.08 feet to an iron pipe found;

4.
South 64 degrees 43 minutes 32 seconds West 151.41 feet to a point on the northeastern right-of-way line of Maryland Route #32, thence binding on said northeastern right-of-way line as shown on Maryland State Highway Administration Plats numbered 52737 and 52738 as now surveyed, the following two (2) courses;

5.	North 16 degrees 46 minutes 05 seconds West 168.13 feet;

6.
151.51 feet along the arc of a curve to the right having a radius of 363.00 feet subtended by a chord bearing and distance of North 04 degrees 48 minutes 39 seconds West 150.41 feet, thence leaving said northeastern right-of-way line and binding reversely on part of the Fifth or North 72 degrees 55 minutes 50 seconds West 148.38 feet line and binding reversely on all of the Fourth or South 86 degrees 39 minutes 10 seconds East 238.60 feet line of that parcel of land which by Deed dated August 31, 1977 and recorded among the Land Records of Carroll County Maryland in Liber 677, Folio 737 was conveyed by Carroll View Apartments to Frederick W. Forkel, and also binding reversely on part of the Third and all of the Second lines of the abovementioned conveyance to Scott S. Bair and Anita B. Bair recorded among the abovementioned Land Records in Liber 186, Folio 443, as now surveyed, the two (2) following courses;

Exhibit A-1-33

Exhibit A-1 Continued

7.	South 81 degrees 27 minutes 17 seconds East 146.08 feet;

8.	North 78 degrees 07 minutes 43 seconds East 238.60 feet to the place of beginning.
CONTAINING 2.4990 acres of land, more or less.
Being part of the first parcel of that land which by deed dated April 30, 1962 and recorded among the Land Records of Carroll County, Maryland in Liber 346 at Folio 339 was conveyed by Phyllis E. Schneider, to Scott S. Bair and Anita B. Bair.
Being Also Parcel I of that land which by deed dated September 30, 1997 and recorded among the Land Records of Carroll County, Maryland in Liber 1956 at Folio 822 was conveyed by Glenn S. Bair, Harvey B. Bair and Emerson F. Bair, Personal Representatives of the Estate of Scott S. Bair and Glenn S. Bair and Harvey B. Bair, Personal Representatives of the Estate of Anita B. Bair to Hearthside Properties, Inc.
Notwithstanding the fact that the legal description set forth above contains minor deviations from the legal descriptions set forth in the two deeds referenced immediately above based upon subsequently discovered monuments.
PARCEL II
DESCRIPTION OF 0.0430 ACRES MORE OR LESS
CITY OF WESTMINSTER
CARROLL COUNTY, MARYLAND
BEGINNING for the same at an iron pin found at the northeast corner of Lot 13 of that parcel of land shown on a subdivision plat entitled Plat of Section 2 Friendship Heights Addition To Westminster, said plat being recorded among the Land Records of Carroll County, Maryland in Plat Book 1B at Folio 106, said iron pin being located South 42 degrees 43 minutes 48 seconds East 240.38 feet along the southwest right-of-way line of Colonial Avenue (40 wide) from an iron pipe found at the northeast corner of Lot 21 of the abovementioned Section 2 Friendship Heights Addition To Westminster, thence leaving the right-of-way of Colonial Avenue and binding on the lot line between Lot 13 and Lot 14 of the abovementioned plat and binding on the Second or South 54 degrees West 156 feet line of that parcel of land which by deed dated September 18, 1989 and recorded among the Land Records of Carroll County, Maryland in Liber 1190, Folio 119 was conveyed by John B. Norris, IV, and Mercantile-Safe Deposit & Trust Company to Glen S. Bair, Harvey B. Bair and Emerson F. Bair, Personal Representatives of the Estate of Scott S. Bair, as now surveyed and referring all courses and distances to the Maryland Grid System (NAD 27) as referred by Carroll County Survey Control Monuments FRIEND and FRIEND AZIMUTH:

1.
South 47 degrees 10 minutes 01 seconds West 156.14 feet to a point at the northwest corner of Lot 13 of the abovementioned Plat Of Section 2 Friendship Heights Addition to Westminster, said point being located South 42 degrees 23 minutes 43 seconds East 179.34 feet from an iron pipe found at the northwest corner of Lot 19 of the abovementioned plat, thence binding on the Third, Fourth and First lines of the abovementioned conveyance to the Estate of Scott S. Bair recorded among the

Exhibit A-1-34

Exhibit A-1 Continued

abovementioned Land Records in Liber 1190, Folio 119, as now surveyed, the three (3) following courses:

2.	South 42 degrees 23 minutes 43 seconds East 12.00 feet;

3.	North 47 degrees 10 minutes 01 seconds East 156.21 feet;

4.	North 42 degrees 43 minutes 48 seconds West 12.00 feet to the place of beginning.
CONTAINING 1,874 square feet or 0.0430 acres of land, more or less.
Being all of that land which by deed dated September 18, 1989 and recorded among the Land Records of Carroll County, Maryland in Liber 1190 at Folio 119 was conveyed by John B. Norris, IV, and Mercantile-Safe Deposit & Trust Company to Glenn S. Bair, Harvey B. Bair and Emerson F. Bair, Personal Representatives of the Estate of Scott S. Bair.
Being Also Parcel II of that land which by deed dated September 30, 1997 and recorded among the Land Records of Carroll County, Maryland in Liber 1956 at Folio 822 was conveyed by Glenn S. Bair, Harvey B. Bair and Emerson F. Bair, Personal Representatives of the Estate of Scott S. Bair and Glenn S. Bair and Harvey B. Bair, Personal Representatives of the Estate of Anita B. Bair to Hearthside Properties, Inc.

Exhibit A-1-35

Exhibit A-1 Continued

Description of Land
(Sunrise, Florida)
The land referred to herein below is situated in the County of Broward, State of FL, and described as follows:
COMMENCING AT THE NORTHWEST CORNER OF SAID TRACT 21; THENCE SOUTH 31 23 07 EAST (ON AN ASSUMED BEARING) ALONG THE WEST LINE OF SAID TRACT 21, FOR 343.07 FEET; THENCE SOUTH 89 05 21 EAST ALONG A LINE 290 FEET SOUTH OF AND PARALLEL TO THE NORTH LINE OF SAID TRACT 21, FOR 444.75 FEET; THENCE SOUTH 31 23 07 EAST FOR 272.10 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89 05 21 EAST FOR 425.41 FEET TO A POINT ON THE EAST LINE OF SAID TRACT 21; THENCE SOUTH 0 54 39 WEST ALONG SAID EAST LINE FOR 200.49 FEET TO A POINT OF CURVATURE; THENCE ALONG THE ARC OF A CURVE TO THE LEFT (AND ALONG SAID EAST LINE), HAVING A RADIUS OF 710.00 FEET AND A CENTRAL ANGLE OF 16 30 24 , FOR 204.55 FEET TO THE SOUTHEAST CORNER OF SAID TRACT 21; THENCE NORTH 89 05 21 WEST ALONG THE SOUTH LINE OF SAID TRACT 21 FOR 563.71 FEET; THENCE NORTH 0 54 39 EAST FOR 333.30 FEET; THENCE NORTH 58 36 53 EAST FOR 128.99 FEET TO THE POINT OF BEGINNING.

Exhibit A-1-36

Exhibit A-1 Continued

Description of Land
(Manahawkin, New Jersey)
LEGAL DESCRIPTION
ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF STAFFORD, COUNTY OF OCEAN, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEING KNOWN AND DESIGNATED AS LOT 35.05 IN BLOCK 13, AS SHOWN ON A CERTAIN FILED MAP ENTITLED MINOR SUBDIVISION AND LOT CONSOLIDATION, LOTS 35.04 & 35.03 BLOCK 13, TAX MAP SHEET NO. 8 STAFFORD TOWNSHIP, OCEAN COUNTY, NEW JERSEY DULY FILED IN THE OFFICE OF THE CLERK/ REGISTER OF OCEAN COUNTY, ON OCTOBER 30, 1997 AS MAP H-2795.
AND BEING FURTHER DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY RIGHT-OF-WAY (R.O.W.) LINE OF NEW JERSEY STATE HIGHWAY ROUTE 72 (N.J.S.H. ROUTE 72) (80.00 FEET WIDE) SAID POINT ALSO BEING THE MOST NORTHEASTERLY CORNER OF LOT 35.05, BLOCK 13. SAID POINT BEING DISTANT THE FOLLOWING TWO (2) COURSES FROM THE INTERSECTION FORMED BY THE NORTHERLY (R.O.W.) LINE OF (N.J.S.H. ROUTE 72) AND THE EASTERLY (R.O.W.) LINE OF BARNACLE DRIVE (60.00 FEET WIDE):
A.SOUTH 31 DEGREES 24 MINUTES 10 SECONDS EAST, 383.08 FEET ALONG THE NORTHERLY (R.O.W.) LINE OF N.J.S.H. ROUTE 72 TO A POINT; THENCE
B.SOUTH 58 DEGREES 35 MINUTES 50 SECONDS WEST, 80.00 FEET TO THE POINT AND PLACE OF BEGINNING. RUNNING THENCE;

1.	SOUTH 58 DEGREES 35 MINUTES 53 SECONDS WEST, 448.50 FEET TO A POINT; THENCE

2.	NORTH 31 DEGREES 24 MINUTES 10 SECONDS WEST, 266.27 FEET TO A POINT; THENCE

3.	NORTH 13 DEGREES 35 MINUTES 50 SECONDS EAST, 170.14 FEET TO A POINT; THENCE

4.	NORTH 58 DEGREES 35 MINUTES 50 SECONDS EAST, 328.19 FEET TO A POINT IN THE SOUTHERLY R.O.W. LINE OF N.J.S.H. ROUTE 72; THENCE

5.	ALONG THE SOUTHERLY R.O.W. LINE OF N.J.S.H. ROUTE 72, SOUTH 31 DEGREES 24 MINUTES 10 SECONDS EAST, 386.58 FEET TO THE POINT AND PLACE OF BEGINNING.

Exhibit A-1-37

Exhibit A-1 Continued

DRAWN IN ACCORDANCE WITH A PRELIMINARY SURVEY BY HUDSON-RICHARDS, INC., DATED MARCH 2005.
TOGETHER WITH THOSE BENEFICIAL RIGHTS AS SET FORTH IN THAT CERTAIN DECLARATION OF EASEMENT IN DEED BOOK 5056, PAGE 975, CROSS ACCESS EASEMENT IN DEED BOOK 12327, PAGE 1784 AND DRAINAGE EASEMENT IN DEED BOOK 12327, PAGE 1799.
BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):
LOT 35.05, BLOCK 13, ON THE OFFICIAL TAX MAP OF STAFFORD TOWNSHIP

Exhibit A-1-38

Exhibit A-1 Continued

Description of Land
(Friendswood, Texas)
All that certain 6.11 acres being out of Lots 49 and 50, Voss Subdivision according to the plat thereof filed in Volume 254-A, Page 9 Galveston County Map Records and being more particularly described by metes and bounds as follows:
Beginning at a found 5/8 iron rod marking the north corner of Butler s Green, Section One according to the plat thereof filed in Volume 18, Page 546, Galveston County Map Records and being on the westerly right-of way line of FM 518 (140 wide);
Thence S 43 35 00 W 424.18 with the northwesterly line of said Butler s Green to a found 5/8 iron rod for corner;
Thence N 46 25 00 W 467.13 with the northwesterly line of Block 1, of Sterlingwood to a set 5/8 iron rod for corner;
Thence N 43 35 00 E 630.00 with the southeasterly line of that certain tract described in a deed dated 3/15/79 from Truman Taylor Insurance Agency, Inc. to Truman Taylor, et ux filed in Volume 3121, Page 405 Galveston County Deed Records to a set 5/8 iron for corner;
Thence S 46 25 01 E 191.63 with the southerly right-of-way line of Wingding Way to a set 5/8 iron rod for corner:
Thence S 09 39 18 E 343.90 with the said westerly right-of-way line of FM 518 to the POINT OF BEGINNING and containing 6.11 acres more or less.

Exhibit A-1-39

EXHIBIT A-2
(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-2

EXHIBIT A-2
(List of Pool 2 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP ID	Facility Name	Address	City	State	Total Units	Primary Intended Use				Allocated Initial Investment (in $ millions)
							Lease Term
							Initial Expiration	1st Extension	2nd Extension
2127	Brookdale Brentmoor Minot	3515 10Th St SW	Minot	ND	85	85-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
2053	Brookdale Canton	125 Riverstone Terrace	Canton	GA	93	65-unit assisted living care, 28-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
2126	Brookdale Churchill	140 Carriage Club Dr	Mooresville	NC	135	29-unit independent living care, 85-unit assisted living care, 21-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
2075	Brookdale Eden Estates	1997 Forest Ridge Dr	Bedford	TX	126	72-unit independent living care, 54-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	8 Years and 1 Month	[***]
2061	Brookdale Fisher’s Landing	17171 Southeast 22nd Dr	Vancouver	WA	75	75-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
2165	Brookdale Hartwell	45 E Walnut St	Hartwell	GA	34	21-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	3 Years	[***]
2117	Brookdale Maplewood	1000 Maplewood Dr	Bridgeport	WV	127	83-unit independent living care, 44-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	8 Years and 1 Month	[***]
2144	Brookdale Mtn Laurel Hebron	1177 Hebron Ave	Glastonbury	CT	81	63-unit assisted living care, 18-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
1162	Brookdale Orland Park	16051 South LaGrange Rd.	Orland Park	IL	104	81-unit assisted living care, 23-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
2074	Brookdale Oxford	100 Azalea Dr	Oxford	MS	80	80-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	8 Years and 1 Month	[***]
2088	Brookdale River Vly Tualatin	19200 SW 65Th Ave	Tualatin	OR	117	104-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	4 Years and 4 Months	[***]
2073	Brookdale Rock Springs	640 Rock Springs Rd	Kingsport	TN	50	50-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	8 Years and 1 Month	[***]
2134	Brookdale Rose Vly Cottages	33800 SW Fredrick St	Scappoose	OR	15	15-unit independent living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	8 Years and 1 Month	[***]
2153	Brookdale Rose Vly Scappoose	33800 SE Frederick St	Scappoose	OR	64	64-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	8 Years and 1 Month	[***]
2171	Brookdale Sellwood	8517 SE 17Th Ave	Portland	OR	89	89-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
802	Brookdale St Augustine	150 Mariner Health Way	St Augustine	FL	89	72-unit assisted living care, 17-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	7 Years	[***]
2148	Brookdale Sugarland Ridge	1551 Sugarland Dr	Sheridan	WY	67	12-unit independent living care, 55-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
245	Brookdale Voorhees	1301 Laurel Oak Rd.	Voorhees	NJ	77	66-unit assisted living care, 11-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
732	Brookdale Yorktowne	1675 Dunlawton Ave.	Port Orange	FL	85	72-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	7 Years	[***]
2152	Hillside Campus	300 NW Hillside Parkway	Mcminnville	OR	307	202-unit independent living care, 65-unit assisted living care, 20-unit Alzheimer's care, 20-unit skilled nursing facility, and such other uses necessary or incidental to such use	August 31, 2029	10 Years	9 Years and 11 Months	[***]
					1,900					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2-1

EXHIBIT A-2.1
Initial Allocated Minimum Rent - Pool 2

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
2127	Brookdale Brentmoor Minot	[***]	[***]	[***]
2053	Brookdale Canton	[***]	[***]	[***]
2126	Brookdale Churchill	[***]	[***]	[***]
2075	Brookdale Eden Estates	[***]	[***]	[***]
2061	Brookdale Fisher’s Landing	[***]	[***]	[***]
2165	Brookdale Hartwell	[***]	[***]	[***]
2117	Brookdale Maplewood	[***]	[***]	[***]
2144	Brookdale Mtn Laurel Hebron	[***]	[***]	[***]
1162	Brookdale Orland Park	[***]	[***]	[***]
2074	Brookdale Oxford	[***]	[***]	[***]
2088	Brookdale River Vly Tualatin	[***]	[***]	[***]
2073	Brookdale Rock Springs	[***]	[***]	[***]
2134	Brookdale Rose Vly Cottages	[***]	[***]	[***]
2153	Brookdale Rose Vly Scappoose	[***]	[***]	[***]
2171	Brookdale Sellwood	[***]	[***]	[***]
802	Brookdale St Augustine	[***]	[***]	[***]
2148	Brookdale Sugarland Ridge	[***]	[***]	[***]
245	Brookdale Voorhees	[***]	[***]	[***]
732	Brookdale Yorktowne	[***]	[***]	[***]
2152	Hillside Campus	[***]	[***]	[***]
	Total Lease Pool 2 (20 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-2-2

LEGAL DESCRIPTION
Mountain Laurel Senior Living Community)
4.    The Land referred to in this policy is described as follows:
Address:1175 & /177 Hebron Ave. (Units 2 & 3)
City/Town:Glastonbury
County:Hartford
State:CT
Unit Nos.:2 and 3
CIC:Glastonbury Health Care Center
All those certain pieces or parcels of land, together with any improvements thereon, located in the Town of Glastonbury, County of Glastonbury and State of Connecticut, =slating of Units Two and Three of Glastonbury Health Care Center, a Condominium, together with an undivided interest in the common elements being more particularly designated and described in that certain Declaration of Condominium dated as of June 30, 1997 and recorded in Volume 1095 at Page 39 of the Glastonbury Land Records; as amended by that certain First Amendment dated June 23,1999 and recorded in Volume 1278 at Page 58 of the said Land Records; as farther amended by that certain Second Amendment dated July 12, 2000 and recorded in Volume 1362 at Page 277 of the said Land Records.
Together with the easements set forth in said Declaration, as amended.

Exhibit A-2-3

Exhibit A-2 Continued

LEGAL DESCRIPTION
Lake Pointe Assisted Living and Memory Care Community)
All that tract or parcel of land lying, situate and being located in the County of Hart, State of Georgia, and being more particularly described as follows:
BEGINNING at a nail and cap at the intersection of the Southern Right-of-Way of Walnut Street, said nail and cap balm the POINT OF BEGINNING; thence as the Right-of-Way of Walnut Street, South 08 degrees 03 minutes 31 seconds East. 175.08 feet to an open top pipe., thence leaving the Right-of-Way of Walnut Street, South 111 degrees 48 minutes 47 seconds West, 5.55. feet to a %4 rebar, thence South 81 degrees 55 minutes 55 seconds West, 221.63 feet to a %4 rebar, thence South 81 degrees 56 minutes 10 seconds West, 159.99 feet to an open top pipe; thence North 08 degrees 03 minutes 20 seconds West, 175.03 feet to an open top pipe on the Southern Right-of-Way of East Johnson Street: thence es the Right-of-Way of East Johnson Street, North SI degrees 55 minutes 31 seconds East, 387.16 feet to the POINT OF BEGINNING.
Said parcel contains 1.556 acres.
And being the avian: property also described as follows:
All that tract or parcel of hind situate. lying and being in the City of Hartwell, 1 t 12th District, G.M., Hart County, Georgia, and particularly described on a Nat entitled Survey for. Thomas Bailey by Dean H. Teasley, Surveyor, dated June 13, 1990, recorded at Nat Book 2-D, Page 272, in the Office of the Clerk of Superior Court of Hart County, Georgia, which mid Nat is hereby incorporated into this description by reference and made a pan hereof and subject lot being bounded now or formerly and generally as follows. Northeasterly by the Right-of-Way of Walnut Street; Southeasterly by land of Ethridge and land of Russell; Southwesterly by property of Powell and Northwesterly by the Right-of-Way of East Johnson Street.

Exhibit A-2-4

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Riverstone, Emeritus at)
All that tract or parcel of land lying and bong in Land Lot 192 of the 14th District, 2nd Section of Cherokee County, Georgia, and being more particularly described as follows:
Begin at the mitred intersection of the rights-of-way of Reinhardt College Parkway (westerly WW) and Riverstone Terrace (Southern kW); proceed along the Southern right-of-way of Rivets-tone Terrace 181.77 to an iron pin set (112 mbar). said point being the true Point of Beginning. Thence from said True Point of Beginning
Proceed South 00 degrees 01 minutes 47 seconds East 10533 to an iron pin set (1/2 mbar),
Thence proceed South 38 degrees 22 minutes 30 seconds East 149.45 to an iron pin found (1 open top Pipe),
Thence proceed South 27 degrees 51 minutes 23 seconds West 95.44 to an iron pin set (1/2  rebar),
Thence proceed South 27 degrees 46 minutes 18 seconds West 75.08 to an iron pin set (112 mbar),
Thence proceed South 25 degrees 52 minutes 10 second; West 80.1 to an iron pin found (3/4 crimped top pipe),
Thence proceed North 72 degrees 00 minutes 14 seconds West 305. 18 to an iron pin set (1/2  rebar),
Thence proceed North 00 degrees 00 minutes; 00 seconds East 350.91 to an iron pin set (1/2 rebar)
Thence proceed North 89 degrees 58 minutes 02 seconds East 331.95 to an iron pin set (1/3 rebar)
Said Point being the true Point of Beginning.
Said tract being 3.18 acres and being known as Parcel A, as shown and further described on a Plat of survey from the Oaks at Riverstone, L.L.C. by Roger S. Lee Assoc. Inc., dated October 20,2004.
AS SURVEYED LEGAL DESCRIPTION:
All that tract or parcel of land lying and being in Land Lot 192 of the 14th District, 2nd Section of Cherokee County, Georgia, and being more particularly described as follows:
Commencing at the mitered intersection of the rights of way of Reinhardt College Parkway (westerly R/W) and Riverstone Terrace (Southerly R/W), then proceed along the Southerly right of way of Riverstone Terrace for 171.77 foot to a pin set (1/2 inch rebar) set at the POINT OF BEGINNING; then leaving said right of way, proceed South 00 degrees 01 minutes 47 seconds East for 105.33 feet to a (112 inch re-bar) set; then South 18 degrees 22 minutes 30 seconds East for 149,45 feet to a (1/2 inch re-bar) set; then South 27 degrees 51 minxes 23 seconds West for 95.44 feet to a point; then South 27 degrees 46 minutes 18 seconds West for 75.08 feet to a point; then South 25 degrees 52 minutes 10 seconds West for 80.10 feet to a (1/2 inch open top pipe) found; then North 72 degrees 00 minutes 14 seconds West for 312.22 feet to a (112 inch to-bar) set, then North 01 degrees 05 minutes 59 seconds East for 348.80 feet to a (1/2 inch re-bar) set on die southerly right of way

Exhibit A-2-5

Exhibit A-2 Continued

of Riverstone Terrace; then North 89 degrees 58 minutes 02 seconds East along said rip of way for 311.95 feet to the (1/2 inch re-bar) set at the POINT OF BEGINNING.
Said Tract of Parcel contains 3.203 acres of land, more or less, along with ell improvements thereon and as shown on the survey by the Bentley-Craton Group (file 07004) dated January 30, 2007 and is the same property shown on the survey for The Oaks at Riverstone, LLC by Roger S. Lee & Associates, Inc. dated September 28, 2005.
PARCEL II:
Easements as set forth in that certain Easement Agreement between Bright-Sasser Canton, L.L.C., a Georgia limited liability company and The Oaks at Riverstone, LLC, a Georgia limited liability company, dated September 20, 2004, filed for record January 7, 2005. and recorded is Deed Book 7627, Page 56, Cherokee County, Georgia, records.

Exhibit A-2-6

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Orland Park, Illinois)
LOT 1 IN MARRIOTT S BRIGHTON GARDENS OF ORLAND PARK, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 22, TOWNSHIP 36 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JULY 22, 1998 AS DOCUMENT 98638801, IN COOK COUNTY, ILLINOIS.

Exhibit A-2-7

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Oxford, Emeritus at)
(Azalea Gardens)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LAFAYETTE, STATE OF MISSISSIPPI, AND IS DESCRIBED AS FOLLOWS:
A tract of land in the Northwest Quarter (NW 1/4) of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:
Beginning at a 1/2 rebar found located 8,294.09 feet South and 268.42 feet east of a concrete monument marking the Northwest Corner of the Southwest Quarter of Section 28, Township 8 South, Range 3 West; run thence due East for a distance of 520.58 feet to a 1/2  rebar found; run thence S 32 19 02 E for a distance of 27.57 feet to a 1/2 rebar found; run thence S 53 36 58 W for a distance of 32.08 feet to a 1/2  rebar found; run thence S 36 23 02 E for a distance of 5.00 feet to a 1/2 rebar found; run thence S 57 40 58 W for a distance of 108.35 feet to a 1/2 rebar found; run thence S 32 19 02 E for a distance of 180.30 feet to a 1/2  rebar found; run thence due South for a distance of 52.73 feet to a 1/2 rebar found; run thence S 14 04 20 W for a distance of 106.93 feet to a 1/2 rebar found; run thence due South for a distance of 105.01 to 1/2  rebar found; run thence N 89 22 31 W for a distance of 493.05 feet to 1/2 rebar found; run thence N 00 11 42 E. for a distance of 512.74 feet to the Point of Beginning of the herein described tract of land, said tract contains 5.81 acres, more or less.
Together with a perpetual right-of-way with the right to erect, construct, install, and thereafter use, operate, repair, maintain, replace a roadway and the necessary appurtenances thereto, together with the right of ingress and egress for the purposes for which the above mentioned rights are granted, on, over and across the following described property situated in Lafayette County. Mississippi, to-wit:
A tract of land being located in the Southwest Quarter (SW 1/4) of Section 33, Township 8 South, Range 3 West, and in the Northwest Quarter of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows.:
Beginning at a point being located 7,047.32 feet south and 2,149.92 feet east of a concrete monument marking the Northwest Corner of the Southwest Quarter of Section 28, township 8 South, Range 3 West, run thence S 08 36 53 E for a distance of 98.84 feet to a point; run thence S 25 11 50 W for a distance of 143.27 feet to a point on a curve to the right; run thence along said circular curve for a distance of 491.67 feet, with a radius of 506.92 feet, said curve having a chord bearing of S 52 59 01 W and a chord distance of 472.62 feet to a point; run thence S 800 46  10  W for a distance of 99.29 feet to a point on a circular curve to the left; run thence along said curve for a distance of 247.20 feet with a radius of 282.57 feet, said curve having a chord bearing of S 55 42 26 W and a chord distance of 239.40 feet to a point; run thence S 30 38 43 W for a distance of 157.39 feet to a point on a circular curve to the right; run thence along said circular curve for a distance of 281.64 feet with a

Exhibit A-2-8

Exhibit A-2 Continued

radius of 702.50 feet, said curve having a chord bearing of S 42 07 51 W and a chord distance of 279.76 feet to a point; run thence S 53 36 58 W for a distance of 445.85 feet to a found 1/2 rebar, said point being the northeast corner of a 5.81 acre tract; run thence N 32 19 02 W for a distance of 27.57 feet to a found 1/2 rebar; run thence due west for a distance of 46.36 feet to a point; run thence N 530 36 58 E for a distance of 481.22 feet to a point on a circular curve to the left; run thence along said circular curve for a distance of 259.59 feet with a radius of 647.50 feet, said curve having a chord bearing of N 42 07 51 E and a chord distance of 257.86 feet to a point; run thence N 30 38 43 E for a distance of 157.39 feet to a point on a circular curve to the right, run thence along said circular curve for a distance of 295.32 feet with a radius of 337.57 feet, said curve having a chord bearing of N 55 42 26 E and a chord distance of 285.99 feet to a point; run thence N 80 46 10 E for a distance of 99.29 feet to a point on a circular curve to the left; run thence along said circular curve for a distance of 438.33 with a radius of 451.92 feet, said curve having a chord bearing of N 52 59 01 E and a chord distance of 421.35 feet to a point; run thence N 25 11 50 E for a distance of 225.39 feet to the point of beginning, said tract contains 2.40 acres, more or less, within the herein described easement.
LESS AND EXCEPT:
A parcel of land in the Northwest Quarter (NW 1/4) of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:
Beginning at a point located 8,294.08 feet South and 788.80 feet East of a concrete monument marking the Northwest Corner of the Southwest Quarter (SW 1/4) of Section 28, Township 8 South, Range 3 West; run thence S 32 19 02 E for a distance of 27.57 feet to a 1/2  rebar set; run thence S 53 36  58  W for a distance of 32.08 feet to a 1/2  rebar set; run thence S 36 23 02 E for a distance of 5.00 feet to a 1/2  rebar set; run thence S 57 40 58 W for a distance of 21.85 feet to a 1/2  rebar set on a curve to the right; run thence along said curve to the right, said curve having a radius of 48.00 feet and an arc length of 75.52 feet, a chord bearing of N 31 27 11 W with a chord length of 67.97 feet to a 1/2  rebar set; run thence N 89 56 58 E for a distance of 62.05 feet to the Point of Beginning of the herein described parcel of land, said parcel contains 0.07 acres of land, more or less.
AND ALSO DESCRIBED AS PER SURVEY:
A parcel of land lying in the Northwest Quarter of Section 4, Township 9 South, Range 3 West, City of Oxford, Lafayette County, Mississippi, and being more particularly described as follows:
Commence at the Northwest comer of the Southwest Quarter of Section 28, Township 8 South, Range 3 West, said Lafayette County; thence East 268.42 feet to a point; thence South 8294.09 feet to a 5/8 capped rebar set (SMW LS 02859) and the Point of Beginning; thence S 89  29 22 E along the southerly line of Lots 2-6 and Lot A of The Azaleas P.U.D. Phase III, Part I as recorded in Plat Cabinet B, Sheet 15 in the Chancery Clerks Office for said Lafayette County, for a distance of 458.49 feet to a 5/8 capped rebar set (SMW LS 02859); thence along the westerly right-of-way line of the cul-de-sac of Azalea Drive with a curve

Exhibit A-2-9

Exhibit A-2 Continued

to the left having an arc length of 75.61 feet, a radius of 48.00 feet, and a chord bearing and distance of S 30 56 33 E for 68.03 feet to a 1/2 rebar found; thence leaving said westerly right-of-way tine S 58 11 36 W for a distance of 86.54 feet to a 5/8 capped rebar set (SMW LS 02859); thence S 31 42 24 E along the westerly line of Lots 12-15 of Azalea Cove as recorded in Plat Cabinet B, Sheet 16 in the Chancery Clerks Office for said Lafayette County, for a distance of 180.86 feet to a 5/8 capped rebar set (SMW LS 02859); thence S 00 30 38 W for a distance of 52.07 feet to a 1/2 rebar found at the southwest corner of said Lot 12; thence S 14 34 58 W for a distance of 106.93 feet to a 5/8 capped rebar set (SMW LS 02859); thence S 00 30 38 W along the westerly line of Lot 10 of said Azalea Cove for a distance of 105.01 feet to a 5/8 capped rebar set (SMW LS 02859) at the southwest corner of said Lot 10; thence N 88 51 53 W for a distance of 493.05 feet to a 5/8 capped rebar set (SMW LS 02859); thence N 00 42 20 E for a distance of 512.74 feet to the Point of Beginning. Said described parcel of land contains 5.78 acres, more or less.

Exhibit A-2-10

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Churchill, Emeritus at)
Lying and being situate in Iredell County, North Carolina, and being more particularly described as follows:
Being all of Tracts B, D, E, H AND I, as such are depicted on a plat entitled Revision Of Lake Norman Pavillion , according to the plat thereof, recorded in Map Book 36, page 119 and revised in Map Book 40, page 129, in the Office of the Register of Deeds of Iredell County, North Carolina.
AND INCLUDING ALL THE right, title and interest to those certain access easements recorded in Book 1260 at Page 2417 and Book 1558 at Page 1275 of the Iredell County Public Registry.

Exhibit A-2-11

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Sellwood, Emeritus at)
Lots 1, 2, 5, 6, 7, 8, 16, 17 and 18, Block 80, SELLWOOD, in the City of Portland, County of Multnomah and State of Oregon.

Exhibit A-2-12

Exhibit A-2 Continued

LEGAL DESCRIPTION
(River Valley, Emeritus at)
The Land referred to in this policy is described as follows:
A tract at land in the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian in the City of Tualatin, County of Clackamas and Stale of Oregon, being more particularly described as follows:
Commencing at the Southeast corner of said Section 19, being marked by a brass disc; thence North 1 49 54 East along the West line of said Section 19, a distance of 2,183.71 feet; thence South 88 10 06 East at 90 to said West line, a distance of 20.00 feet to a point in the East right-of-way line of Meridian Road (S.W. 65th Ave. or County Road No. 591) and the point of beginning of the tract herein to be described, said point being marked by a 5/8-inch iron rod set by Caswell (P.L.S. No. 737), said point also marking the Southwest corner of the Jess Roe Property as recorded on P.S. No. 22182 in Clackamas County Survey Records; thence from said point of beginning South 87 31 29 East along the South line of said Roe Property, 580.00 feet; thence South 2 35 50 West, 434.18 feet; thence South 80 00 00 West, 274.43 feet to a point of curve to the right having a radius of 363.00 feet; thence along said curve through a central angle at 25 58 50 (said curve subtended by a chord which bears North 87 01 35 West, 165.23 feet) an arc length of 166.85 feet; thence North 74 03 10 West, 62.08 feet to a point of curve to the right having a radius at 5.00 feet; thence along said curve through a central angle of 76 47 50 (said curve subtended by a chord which bears North 36 39 15 West, 6.21 feet), an arc length of 6.70 feet to a point of reverse curve to the left having a radius of 157.00 feet; thence along said curve through a central angle of 90 54 47 (said curve subtended by a chord which bears North 42 42 43 West, 223.79 feet), an arc length of 249.12 feet to a point of reverse curve to the right having a radius of 5.00 feet; thence along said curve through a central angle of 90 00 00 (said curve subtended by a chord which bears North 43 10 06 West, 7.07 feet), an arc length of 7.85 feet; thence North 88 10 06 West, 14.39 feet to a point in the East right-of-way line of said Meridian Road; thence along said right-of-way line North 1 49 54 East, 310.16 feel to the point of beginning.
SAVE AND EXCEPT that tract of land described in Deed to Clackamas County recorded January 28, 2004 as Recorders Fee No. 2004-006234.
TOGETHER WITH an ingress and egress easement described as follows:
A strip of land for ingress and egress purposes over and along Meridian Park Hospital Access Road situated in the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian, in the County of Clackamas and State of Oregon, being more particularly described as follows:
Commencing at a brass disc marking the Southwest corner of said Section 19; thence North 1 49 54 East along the West line of said Section, a distance of 1,836.55 feet; thence South 88 10 06 East, 20.03 feet to point of beginning of the tract herein to be described, said point of beginning being at the intersection of the centerline of the Meridian Park Hospital Access Road with the East right-of-way line of Meridian Road (S.W. 65th Avenue or County Read No. 591); thence from said point of beginning North 1 49 54 East along said right-of-way 21.22 feel to a point of curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 50 51 31 (said

Exhibit A-2-13

Exhibit A-2 Continued

curve subtended by a chord which bears South 62 44 20 East, 21.47 feet), an arc length of 22.19 feet to a point of reverse curve to the right having a radius of 137.00 feet thence along said curve through a central angle of 90 54 47 (said curve subtended by a chord which bears South 42 42 43 East, 195.28 feet), an arc length of 217.38 feet to a point of curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 76 47 51 (said curve subtended by a chord which bears South 35 39 15 East, 31.06 feet), an arc length of 33.51 feet; thence South 74 03 10 East, 62.08 feet to a point of curve to the left having a radius of 388.00 feet; thence along said curve through a central angle of 19 16 27 (said curve subtended by a chord which bears South 83 41 11 East, 129.04 feet), an arc length of 130.52 feet; thence along a radial line North 3 19 37 West, 20.110 feet to a point in the South line of a tract of land leased to the Assisted Living Community and a point on a Curve to the left having a radius of 368.00 feet: thence along said arc through a central angle of 6 40 23 (said curve subtended by a chord which bears North 83 20 04 East, 42.84 feet), an arc length of 42.86 feet; thence departing said lease line and crossing said Access Road at right angles South 10 00 00 East, 44.00 feet to a point of curve to the right having a radius of 412,00 feel; thence along said curve through a central angle of 25 58 50 (said curve subtended by a chord which bears North 87 01 35 West, 184.99 feet) an arc length of 186.58 feet; thence North 74 03 10 West, 61.22 feet to a point of curve to the left having a radius of 25.00 feet (said curve subtended by a chord which bears South 64 37 00 West, 33.02 feet), an arc length of 36.07 feet; thence North 66 42 50 West, 24.00 feet; thence North 23 17 10 East, 16.44 feet to a point of curve to the left having a radius of 113.00 feet; thence along said curve through a central angle of 111 27 16 (said curve subtended by a chord which bears North 32 26 28 West, 186.76 feet), an arc length of 219.81 feet to a point of compound curve to the left having a radius of 25.00 feet; thence along said curve through a central angle of 50 51 30 (said curve subtended by a chord which bears South 66 24 09 West, 21.47 feet), an arc length of 22.19 feet to a point in the East right-of-way line of said Meridian Road; thence along said right-of-way line North 1 49 54 East, 21.22 feet to the point of beginning.
SAVE AND EXCEPT that tract described in Deed to County of Clackamas recorded January 28, 2004 as Recorder s fee No. 2004-006234.
ALSO TOGETHER WITH an ingress and egress easement described as follows:
A strip of land for ingress and egress purposes which lies between and is contiguous with an ingress-egress easement over and along Meridian Park Hospital Access Road and a tract of land leased to the Assisted Living Community, said strip of land being situated in the Southwest quarter of Section 19, Township 2 South, Range 1 East of the Willamette Meridian, in the County of Clackamas and State of Oregon, being more particularly described as follows:
Commencing at a brass disk marking the Southwest corner of said Section 19; thence North 1 49 54 East along the West line of said section, a distance of 1709.37 feet; thence at right angles South 88 10 06 East, 176.37 feet to a point of compound curve on said Access Road easement; thence along said easement on a curve to the left having a radius of 137.00 feet, through a central angle of 20 5 28 (said curve subtended by a chord which bears North 1 41 57 East, 5.00 feet), an arc length of 5.00 feet to the point of beginning of the tract herein to be described; thence from said point of beginning, continuing along said curve to the left having a radius of 137.00 feet, through a central angle of 18 06 43 (said curve subtended by a chord which bears North 8 25 09 West, 43.21 feet), an arc length of 43.39 feet; thence radially departing said Access Road easement North 72 30 29 East, 20.00 feet to a point in a curve on the perimeter of said Assisted Living Community Tract;

Exhibit A-2-14

Exhibit A-2 Continued

thence along said curve to the right having a radius of 157.00 feet, through a central angle of 16 08 43 (said curve subtended by a chord which bears South 8 25 09 East, 49.51 feet), an arc length of 49.72 feet; thence radially departing said Assisted Living Community Tract, North 89 20 47 West 20.00 feet to the point of beginning.]

Exhibit A-2-15

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Remington House Assisted Living)
LAND LYING AND BEING IN THE 13TH CIVIL DISTRICT OF SULLIVAN COUNTY, TENNESSEE, AND FURTHER DESCRIBED AS FOLLOWS:
BEGINNING AT AN IRON PIN ON THE NORTHERLY SIDELINE OF ROCK SPRINGS ROAD, CORNER OF ARTHUR CASTEEL PROPERTY; THENCE N. 40 DEGREES 13 MINUTES 05 SECONDS W., 328.30 FEET TO A POST, CORNER FOR CASTEEL AND KING; THENCE N. 39 DEGREES 48 MINUTES 10 SECONDS W., 324.83 FEET TO AN IRON PIN, CORNER OF KING IN THE LINE OF SULLIVAN COUNTY BOARD OF EDUCATION PROPERTY; THENCE N. 41 DEGREES 43 MINUTES 16 SECONDS E., 649.07 FEET TO AN IRON PIN; THENCE S. 39 DEGREES 55 MINUTES 17 SECONDS E., 687.59 FEET TO AN IRON PIN ON THE NORTHERLY SIDELINE OF ROCK SPRINGS ROAD; THENCE S. 42 DEGREES 49 MINUTE 49 SECONDS W., 486.97 FEET TO A POINT; THENCE S. 45 DEGREES 36 MINUTES 47 SECONDS W., 96.82 FEET TO A POINT; THENCE S. 58 DEGREES 29 MINUTES 58 SECONDS W., 62.22 FEET TO THE POINT OF BEGINNING, CONTAINING 10.02 ACRES, MORE OR LESS.
LESS AND EXCEPTED TO THE FOLLOWING PARCEL CONVEYED TO THE STATE OF TENNESSEE, DEPARTMENT OF TRANSPORTATION, BY DEED DATED THE 5TH DAY OF SEPTEMBER, 1991, OF RECORD IN THE REGISTER S OFFICE FOR SULLIVAN COUNTY, TENNESSEE AT BLOUNTVILLE IN BOOK B03C AT PAGE 60; BEGINNING AT A RIGHT OF WAY MARKER ON THE NORTHWEST PROPOSED UNCONTROLLED RIGHT OF WAY LINE, SAID MARKER LOCATED 35 FEET LEFT OF CENTERLINE STATION 75+57.04; THENCE WITH THE SAID PROPOSED UNCONTROLLED RIGHT OF WAY LINE NORTH 34 DEGREES 28 MINUTES EAST 147.29 FEET TO A RIGHT OF WAY MARKER LOCATED 45 FEET LEFT OF CENTERLINE STATION 77+07.04; THENCE NORTH 36 DEGREES 52 MINUTES EAST 200.20 FEET TO A RIGHT OF WAY MARKER LOCATED 45 FEET LEFT OF CENTERLINE STATION 79+07.24; THENCE NORTH 39 DEGREES 48 MINUTES EAST 215.19 FEET TO A POINT ON THE COMMON PROPERTY LINE BETWEEN MARK COX AND THE ORGIE DUNCAN OWENS; THENCE WITH THE SAID PROPERTY LINE SOUTH 45 DEGREES 47 MINUTES 23 SECONDS EAST 30.22 FEET TO A POINT ON THE EXISTING NORTHWEST RIGHT OF WAY LINE OF ROCK SPRINGS ROAD; THENCE WITH THE SAID EXISTING RIGHT OF WAY LINE SOUTH 37 DEGREES 11 MINUTES WEST 323.59 FEET TO A TURN; THENCE SOUTH 37 DEGREES 12 MINUTES WEST 217.86 FEET TO A TURN; THENCE SOUTH 42 DEGREES 26 MINUTES WEST 49.98 FEET TO A TURN; THENCE SOUTH 52 DEGREES 14 MINUTES WEST 52.90 FEET TO A CORNER COMMON TO ARTHUR CASTEEL; THENCE WITH THE CASTEEL PROPERTY LINE NORTH 46 DEGREES 36 MINUTES WEST 32.24 FEET TO A POINT ON THE NORTHEAST PROPOSED UNCONTROLLED RIGHT OF WAY LINE; THENCE WITH THE SAID PROPOSED UNCONTROLLED RIGHT OF WAY LINE NORTH 49 DEGREES 57 MINUTES EAST 83.01 FEET TO THE POINT OF BEGINNING, CONTAINING 0.537 ACRES, MORE OR LESS. THE ENTIRE DESCRIPTION OF BOTH PARCELS IS BASED UPON DESCRIPTIONS IN PRIOR DEEDS AND RECORDED INSTRUMENTS.

Exhibit A-2-16

Exhibit A-2 Continued

Being the same property conveyed to BRE/SW Remington House LLC, a Delaware limited liability company, by deeds recorded in Book 2901C, page 145 and Book 2901C, page 197, Register s Office of Sullivan County, Tennessee.

Exhibit A-2-17

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Eden Estates, Emeritus at)
Tract 1
Lot 1, Block 1 of Sherwood Gardens, an addition to the City of Bedford, Tarrant County, Texas, according to the plot thereof recorded in Cabinet A, Page 2693, Plot Records, Tarrant County, Texas.
Tract 2 (Easement Estate)
Those easement rights created in that certain Reciprocal Access Easement Agreement executed by and between Edengardens-Bedford, L.P. and K & K Properties dated September 26, 2002, filed for record November 8, 2002 and recorded in Volume 16127, Page 176, Deed Records, Tarrant County, Texas.

Exhibit A-2-18

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Maplewood Senior Living Community)
All those certain tracts or parcels of land situate in the City of Bridgeport, Simpson District, Harrison County, West Virginia, and being more particularly bounded and described as follows:
TRACT I: Beginning at a x 30 rebar at the northernmost corner of that certain 19.52 acre tract owned by The Heritage, Inc.; thence running with the northerly line of said 19.52 acre tract as resurveyed by Hornor Brothers Engineers during June, 1995, S. 69 47 23 E. for 507.38 to a track spike at the northeast corner of said 19.52 acre tract; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22 35 23 E. for 502.73 to a point; thence leaving the easterly line of said 19.52 acre tract and running with four calculated lines through said 19.52 acre tract as follows:
S. 90 00 00 W. for 177.21 to a point; thence S. 6 13 05 W. for 124.62 to a point; thence S. 64 33 31 W. for 148.34 to a point; thence S. 76 19 54 W. for 212.84 to a x 30 rebar at the southernmost corner of an 8.63 acre parcel owned by United Hospital Center and being on an original westerly line of the aforementioned 19.52 acre tract; thence running with the common lines of said United Hospital Center and The Heritage, Inc. for two lines as resurveyed as follows:
N. 24 13 17 W. for 133.28 to a 3 4 x 30 rebar; thence N. 6 16 32 W. for 760.35 to the place of beginning, containing 8.29 acres and being part of that certain 19.52 acre tract owned by The Heritage, Inc., as recorded in said Clerk s office in Deed Book No. 1234, at page 425.
TRACT II: Beginning at a point located on the common line between Heritage and Grafton and which bears S. 22 35 23 E. 30.65 from a track spike at the northeast corner of said Heritage property; thence running through the lands of Grafton with three lines as follows: N. 73 58 51 E. for 47.50 to a point; thence S. 18 34 09 E. for 421.27 to a point; thence S. 67 13 51 W. for 17.65 to a point on the common line of Heritage and Grafton; thence running with said common line, N 22 35 23 W. for 425.72 to the place of beginning, containing 0.32 acre.
TRACT III: Beginning at a x 30 rebar at the northwest corner of the 19.52 acre tract owned by The Heritage, Inc.; thence running with a westerly boundary of said 19.52 acre tract by survey meridian in a reverse direction S. 06 16 32 E. for 760.35 to a x 30 rebar at the westernmost corner of said 19.52 acre tract, thence running with a part of another westerly boundary of said 19.52 acre tract by survey meridian in a reverse direction S. 24 13 17 E. for 133.28 to a x 30 rebar set; thence running by survey meridian through lands of William E. and Elizabeth M. Morton for five lines as follows: S. 84 49 26 W. for 384.44 to a x 30 rebar; thence N. 03 37 57 W. for 121.58 to a x 30 rebar; thence N. 35 43 45 W. for 276.84 to a twin 12 locust marked with 3 hacks; thence N. 10 37 21 E. for 172.36 to a x 30 rebar; thence N. 19 53 46 W. for 145.56 to a power pole which bears N. 86 24 38 E. for 101.40 from a x 30 rebar in concrete found on the common line between Lloyd and James Lang and William E. and Elizabeth M. Morton; thence N. 46 33 20 W. for 103.07 to a x 30 rebar (hickory and 2 W.O. stumps gone); thence running by survey meridian N. 41 36 26 E. for 181.84 to a x 30 rebar; thence running by survey meridian N. 82 12 37 E. for 389.89 to the place of beginning and containing 8.63 acres.

Exhibit A-2-19

Exhibit A-2 Continued

Said tract or parcel of land has been determined by a survey to be described as follows:
All that certain tract or parcel of land situate in Simpson District, Harrison County, West Virginia, and being more particularly bounded and described as follows:
Beginning at an iron pin set at the northernmost corner of that certain 19.52 acre tract owned by The Heritage, Inc.; thence running with the northerly line of said 19.52 acre tract S. 69 47 18 E. for 507.39 feet to an iron pin set at the northeast corner of said 19.52 acre tract; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22 35 23 E. 30.65 feet to an iron pin set; thence running through the lands of Grafton with three lines as follows: N. 73 58 51 E. for 47.50 feet to an iron pin set; thence S. 18 34 09 E. for 421.27 feet to an iron pin set; thence S. 67 13 51 W. for 17.65 feet to an iron pin set on the common line of Heritage and Grafton; thence running with a portion of the easterly line of said 19.52 acre tract and being a line in common with Grafton Coal Company property as resurveyed, S. 22 35 23 E. for 46.36 feet to an iron pin set; thence leaving the easterly line of said 19.52 acre tract and running with four calculated lines through said 19.52 acre tract as follows: S. 90 00 00 W. for 177.21 feet to a point; thence S. 6 13 05 W. for 124.62 feet to a point; thence S. 64 33 31 W. for 148.34 feet to a point; thence S. 76 19 54 W. for 212.82 feet to a point at the southernmost corner of an 8.63 acre parcel now or formerly owned by United Hospital Center and being on an original westerly line of the aforementioned 19.52 acre tract; thence running by survey meridian through lands now or late of William E. and Elizabeth M. Morton for five lines as follows: S. 84 49 26 W. for 384.44 feet to a capped pin found; thence N. 03 37 56 W. for 121.58 feet to a capped pin found; thence N. 35 43 45 W. for 276.84 feet to an iron pin set; thence N. 10 37 21 E. for 172.36 feet to an iron pin set; thence N. 19 53 46 W. for 145.56 feet to a power pole; thence N. 46 33 20 W. for 103.07 feet to an iron pin set; thence running by survey meridian N. 41 36 26 for 181.84 feet to an iron pin set; thence running by survey meridian N. 82 12 37 E. 389.89 to the place of beginning and containing 17.24 acres, more or less, as shown on a survey and plat prepared by LMS Surveying, LLC dated March 7, 2006.

Exhibit A-2-20

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Fisher s Landing, Emeritus at)
THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF Clark, STATE OF Washington, AND IS DESCRIBED AS FOLLOWS:
PARCEL I
Lot 1 as described in and delineated on that Short Plat recorded July 22, 1999 in Book 3 of Short Plats, Page 300, and under Auditor s File No. 3132389, records of Clark County, Washington; being a portion of the Northeast quarter of Section 1, Township 1 North, Range 2 East and the Northwest quarter of Section 6, Township 1 North, Range 3 East of the Willamette Meridian, Clark County, Washington.
PARCEL II
The Easement Rights contained within the Declaration of Covenants, Conditions and Restrictions for Fisher s Landing Towncenter Commercial recorded December 20, 1989 under Auditor s File No. 8912200128, records of Clark County, Washington.

Exhibit A-2-21

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Brentmoor Assisted Living Community)
Lot 1, Urban Seventh Addition to the City of Minot, Ward County, North Dakota

Exhibit A-2-22

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Rose Valley Assisted Living Community and Cottage)
Parcel 1 of Partition Plat 2004-28, recorded November 16, 2004 as Fee No. 2004-014428, in Columbia County, Oregon. Together with an easement for access over Parcel 2 of Partition Plat 2004-028, as created in instrument recorded November 16, 2004, Fee Number 2004-014429, Records of Columbia County, Oregon.

Exhibit A-2-23

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Rose Valley Assisted Living Community)
Parcel 2 of Partition Plat 2004-28, recorded November 16, 2004, Fee No. 2004-014428, in Columbia County, Oregon. Together with an easement for access over Parcel 1 of Partition Plat 2004-028, as created in instrument recorded November 16, 2004, Fee Number 2004-014429, Records of Columbia County, Oregon.

Exhibit A-2-24

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Hillside Assisted Living, Terrace at)
PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89 39 00 West, 2025.41 feet and North 00 00 37 West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89 58 26 West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04 37 13 East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30 41 48 East, 351.81 feet) to an iron rod; thence North 56 47 08 East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89 16 50 East, 67.01 feet to an iron rod at an angle in said margin; thence North 22 57 59 East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89 17 47 East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29 23 07 East, 270.29 feet along the West line of said tract to a inch iron pipe; thence continuing North 29 23 07 East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00 12 11 East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89 37 47 East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00 44 11 West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89 29 50 East, 560.87 feet along said North line to the Northwest corner of Parcel A of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel A , which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06 53 34 East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10 58 07 East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00 00 24 East, 156.52 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel B which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10 57 19 West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06 53 29 West, 138.12 feet) to the Northwest corner of Parcel A of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel A (chord=South 08 49

Exhibit A-2-25

Exhibit A-2 Continued

14 East, 176.21 feet) to a point on the East line of said Parcel 1 of said Hillside Manor tract; thence South 00 00 24 East, 333.49 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18 18 04 West, 10.81 feet) along the West line of said Parcel B to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09 29 57 West, 148.39 feet) along the West line of said Parcel B ; thence South 00 00 33 West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00 00 24 East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89 40 35 West 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00 00 24 East, 760.00 feet along the West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89 39 00 West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00 00 10 West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89 39 00 West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00 00 10 West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00 00 10 East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.
PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:
BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89 47 49 East, 30.00 feet to the center line of Hill Road; thence South 00 12 11 West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 16 50 West, 555.12 feet along the South line of said Muhs tract (South line of Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26 38 16 East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46 05 26 East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40 46 12 East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63 12 07 East, 45.74 feet to the POINT OF BEGINNING.
SAVE AND EXCEPTING THEREFROM the following described tract of land:

Exhibit A-2-26

Exhibit A-2 Continued

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 11 West, 133.94 feet to an iron pipe on the edge of the road; thence North 31 46 30 East, 271 feet to an iron pipe on the edge of the road; thence South 02 10 West, 232.46 feet to the POINT OF BEGINNING.
PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89 16 50 West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04 36 24 West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46 21 56 East, 173.63 feet) to an iron rod; thence North 56 47 08 East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-27

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Hillside Retirement Community)
PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89 39 00 West, 2025.41 feet and North 00 00 37 West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89 58 26 West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04 37 13 East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30 41 48 East, 351.81 feet) to an iron rod; thence North 56 47 08 East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89 16 50 East, 67.01 feet to an iron rod at an angle in said margin; thence North 22 57 59 East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89 17 47 East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29 23 07 East, 270.29 feet along the West line of said tract to a inch iron pipe; thence continuing North 29 23 07 East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00 12 11 East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89 37 47 East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00 44 11 West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89 29 50 East, 560.87 feet along said North line to the Northwest corner of Parcel A of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel A , which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06 53 34 East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10 58 07 East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00 00 24 East, 156.52 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel B which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10 57 19 West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06 53 29 West, 138.12 feet) to the Northwest corner of Parcel A of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel A (chord = South 08 49

Exhibit A-2-28

Exhibit A-2 Continued

14 East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00 00 24 East, 333.49 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18 18 04 West, 10.81 feet) along the West line of said Parcel B to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09 29 57 West, 148.39 feet) along the West line of said Parcel B ; thence South 00 00 33 West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00 00 24 East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89 40 35 West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00 00 24 East, 760.00 feet along the West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89 39 00 West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00 00 10 West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89 39 00 West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00 00 10 West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00 00 10 East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.
PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:
BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89 47 49 East, 30.00 feet to the center line of Hill Road; thence South 00 12 11 West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 16 50 West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26 38 16 East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46 05 26 East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40 46 12 East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63 12 07 East, 45.74 feet to the POINT OF BEGINNING.
SAVE AND EXCEPTING THEREFROM the following described tract of land:

Exhibit A-2-29

Exhibit A-2 Continued

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 11 West, 133.94 feet to an iron pipe on the edge of the road; thence North 31 46 30 East, 271 feet to an iron pipe on the edge of the road; thence South 02 10 West, 232.46 feet to the POINT OF BEGINNING.
PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89 16 50 West, 161.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04 36 24 West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46 21 56 East, 173.63 feet) to an iron rod; thence North 56 47 08 East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-30

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Hillside Retirement Community, Garden Cottages at)
PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89 39 00 West, 2025.41 feet and North 00 00 37 West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89 58 26 West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04 37 13 East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30 41 48 East, 351.81 feet) to an iron rod; thence North 56 47 08 East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89 16 50 East, 67.01 feet to an iron rod at an angle in said margin; thence North 22 57 59 East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89 17 47 East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29 23 07 East, 270.29 feet along the West line of said tract to a inch iron pipe; thence continuing North 29 23 07 East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00 12 11 East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89 37 47 East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00 44 11 West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89 29 50 East, 560.87 feet along said North line to the Northwest corner of Parcel A of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel A , which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06 53 34 East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10 58 07 East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00 00 24 East, 156.52 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel B which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10 57 19 West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06 53 29 West, 138.12 feet) to the Northwest corner of Parcel A of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel A (chord = South 08 49

Exhibit A-2-31

Exhibit A-2 Continued

14 East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00 00 24 East, 333.49 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18 18 04 West, 10.81 feet) along the West line of said Parcel B to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09 29 57 West, 148.39 feet) along the West line of said Parcel B ; thence South 00 00 33 West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00 00 24 East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89 40 35 West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00 00 24 East, 760.00 feet along the West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89 39 00 West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00 00 10 West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89 39 00 West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00 00 10 West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00 00 10 East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.
PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:
BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89 47 49 East, 30.00 feet to the center line of Hill Road; thence South 00 12 11 West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 16 50 West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26 38 16 East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46 05 26 East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40 46 12 East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63 12 07 East, 45.74 feet to the POINT OF BEGINNING.
SAVE AND EXCEPTING THEREFROM the following described tract of land:

Exhibit A-2-32

Exhibit A-2 Continued

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 11 West, 133.94 feet to an iron pipe on the edge of the road; thence North 31 46 30 East, 271 feet to an iron pipe on the edge of the road; thence South 02 10 West, 232.46 feet to the POINT OF BEGINNING.
PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89 16 50 West, 161.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04 36 24 West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46 21 56 East, 173.63 feet) to an iron rod; thence North 56 47 08 East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-33

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Hillside Retirement, Manor at)
PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89 39 00 West, 2025.41 feet and North 00 00 37 West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89 58 26 West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04 37 13 East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30 41 48 East, 351.81 feet) to an iron rod; thence North 56 47 08 East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89 16 50 East, 67.01 feet to an iron rod at an angle in said margin; thence North 22 57 59 East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89 17 47 East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29 23 07 East, 270.29 feet along the West line of said tract to a inch iron pipe; thence continuing North 29 23 07 East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00 12 11 East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89 37 47 East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00 44 11 West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89 29 50 East, 560.87 feet along said North line to the Northwest corner of Parcel A of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel A , which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06 53 34 East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10 58 07 East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00 00 24 East, 156.52 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel B which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10 57 19 West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06 53 29 West, 138.12 feet) to the Northwest corner of Parcel A of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel A (chord = South 08 49

Exhibit A-2-34

Exhibit A-2 Continued

14 East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00 00 24 East, 333.49 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18 18 04 West, 10.81 feet) along the West line of said Parcel B to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09 29 57 West, 148.39 feet) along the West line of said Parcel B ; thence South 00 00 33 West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00 00 24 East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89 40 35 West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00 00 24 East, 760.00 feet along the West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89 39 00 West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00 00 10 West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89 39 00 West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00 00 10 West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00 00 10 East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.
PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:
BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89 47 49 East, 30.00 feet to the center line of Hill Road; thence South 00 12 11 West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 16 50 West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26 38 16 East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46 05 26 East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40 46 12 East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63 12 07 East, 45.74 feet to the POINT OF BEGINNING.
SAVE AND EXCEPTING THEREFROM the following described tract of land:

Exhibit A-2-35

Exhibit A-2 Continued

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 11 West, 133.94 feet to an iron pipe on the edge of the road; thence North 31 46 30 East, 271 feet to an iron pipe on the edge of the road; thence South 02 10 West, 232.46 feet to the POINT OF BEGINNING.
PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89 16 50 West, 161.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04 36 24 West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46 21 56 East, 173.63 feet) to an iron rod; thence North 56 47 08 East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-36

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Hillside Retirement, Traditions at)
PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89 39 00 West, 2025.41 feet and North 00 00 37 West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89 58 26 West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04 37 13 East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30 41 48 East, 351.81 feet) to an iron rod; thence North 56 47 08 East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89 16 50 East, 67.01 feet to an iron rod at an angle in said margin; thence North 22 57 59 East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89 17 47 East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29 23 07 East, 270.29 feet along the West line of said tract to a inch iron pipe; thence continuing North 29 23 07 East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00 12 11 East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89 37 47 East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00 44 11 West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89 29 50 East, 560.87 feet along said North line to the Northwest corner of Parcel A of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel A , which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06 53 34 East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10 58 07 East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00 00 24 East, 156.52 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel B which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10 57 19 West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06 53 29 West, 138.12 feet) to the Northwest corner of Parcel A of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel A (chord = South 08 49

Exhibit A-2-37

Exhibit A-2 Continued

14 East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00 00 24 East, 333.49 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18 18 04 West, 10.81 feet) along the West line of said Parcel B to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09 29 57 West, 148.39 feet) along the West line of said Parcel B ; thence South 00 00 33 West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00 00 24 East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89 40 35 West, 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00 00 24 East, 760.00 feet along the
West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89 39 00 West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00 00 10 West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89 39 00 West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00 00 10 West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00 00 10 East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.
PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:
BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89 47 49 East, 30.00 feet to the center line of Hill Road; thence South 00 12 11 West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 16 50 West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26 38 16 East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46 05 26 East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40 46 12 East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63 12 07 East, 45.74 feet to the POINT OF BEGINNING.
SAVE AND EXCEPTING THEREFROM the following described tract of land:

Exhibit A-2-38

Exhibit A-2 Continued

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 11 West, 133.94 feet to an iron pipe on the edge of the road; thence North 31 46 30 East, 271 feet to an iron pipe on the edge of the road; thence South 02 10 West, 232.46 feet to the POINT OF BEGINNING.
PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89 16 50 West, 161.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04 36 24 West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville, which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46 21 56 East, 173.63 feet) to an iron rod; thence North 56 47 08 East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-39

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Hillside, Village at)
PARCEL 1: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian, in a portion of the Solomon Beary Donation Land Claim No. 54, Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod in the East line of Lot 1, C.S. 2219, Volume G, Page 85, said iron rod being South 89 39 00 West, 2025.41 feet and North 00 00 37 West, 1873.94 feet from the Northwest corner of the S.F. Stagg Donation Land Claim No. 55; thence South 89 58 26 West, 747.75 feet along the North line of that tract of land described in deed from Kauer, House and Allen to Church of the Nazarene of McMinnville and recorded in Film Volume 167, Page 1448, Yamhill County Deed and Mortgage Records, to an iron rod on the East margin of Hill Road (40 feet from center line) as described in deed to the City of McMinnville and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records; thence North 04 37 13 East, 194.18 feet along said East margin to an iron rod at the beginning of a curve concave to the Southeast and having a radius of 400.00 feet; thence Northeasterly, 364.27 feet along said East line (Chord = North 30 41 48 East, 351.81 feet) to an iron rod; thence North 56 47 08 East, 163.90 feet along said East line to an iron rod in the South margin of Hill Road; thence South 89 16 50 East, 67.01 feet to an iron rod at an angle in said margin; thence North 22 57 59 East, 32.41 feet along said South margin to a point on the North line of Lot 1 of C.S.-2219; thence South 89 17 47 East, 3.13 feet along said North line to the Southwest corner of that certain tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 29 23 07 East, 270.29 feet along the West line of said tract to a inch iron pipe; thence continuing North 29 23 07 East, 4.41 feet to the West line of Parcel 2 of that tract of land described in deed to Hillside Manor, Inc., and recorded in Instrument No. 199700837, Deed and Mortgage Records; thence North 00 12 11 East, 28.43 feet to the Northwest corner of said Hillside Manor, Inc. tract; thence South 89 37 47 East, 390.88 feet to the Northeast corner of said Hillside Manor, Inc. tract; thence South 00 44 11 West, 270.37 feet along the East line of said Hillside Manor, Inc. tract to an iron rod on the North line of the Solomon Beary Donation Land Claim No. 54; thence South 89 29 50 East, 560.87 feet along said North line to the Northwest corner of Parcel A of that certain tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 138.70 feet along the West line of said Parcel A , which is a non-tangent curve concave to the East having a radius of 575.00 feet (chord = South 06 53 34 East, 138.36 feet) to the beginning of a curve concave to the West having a radius of 553.56 feet; thence Southerly, 54.77 feet (chord = South 10 58 07 East, 54.75 feet) along said West line to a point on the East line of Parcel 1 of that tract of land described in deed to Hillside Manor a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence South 00 00 24 East, 156.52 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Film Volume 285, Page 1423, Deed and Mortgage Records; thence Southerly, 54.77 feet along the West line of said Parcel B which is a non-tangent curve concave to the West having a radius of 553.56 feet (chord = South 10 57 19 West, 54.75 feet) to the beginning of a curve concave to the East having a radius of 575.00 feet; thence Southerly, 138.46 feet along said West line (chord = South 06 53 29 West, 138.12 feet) to the Northwest corner of Parcel A of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records; thence Southerly, 176.91 feet along the West line of said Parcel A (chord = South 08 49

Exhibit A-2-40

Exhibit A-2 Continued

14 East, 176.21 feet) to a point on the East Line of said Parcel 1 of said Hillside Manor tract; thence South 00 00 24 East, 333.49 feet along said East line to the North corner of Parcel B of that tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802613, Deed and Mortgage Records, being the beginning of a curve concave to the West and having a radius of 450.00 feet; thence Southerly, 10.81 feet (chord = South 18 18 04 West, 10.81 feet) along the West line of said Parcel B to the beginning of a curve concave to the East having a radius of 450.00 feet; thence Southerly, 149.07 feet (chord = South 09 29 57 West, 148.39 feet) along the West line of said Parcel B ; thence South 00 00 33 West, 24.50 feet along said West line to the Northwest corner of that certain tract of land described in deed to the City of McMinnville and recorded in Instrument No. 199802612, Deed and Mortgage Records; thence South 00 00 24 East, 456.82 feet along the West line of said City of McMinnville tract to the North line of COUNTRY CROSSINGS; thence South 89 40 35 West 172.09 feet to the Northwest corner of COUNTRY CROSSINGS; thence South 00 00 24 East, 760.00 feet along the
West line of COUNTRY CROSSINGS to the North margin of West 2nd Street (30.00 feet from center line); thence South 89 39 00 West, 437.74 feet along said North margin to the Southeast corner of Parcel 2 of Yamhill County Partition Plat No. 1990-14; thence North 00 00 10 West, 311.16 feet to the Northeast corner of said Parcel 2; thence South 89 39 00 West, 140.00 feet to the Northwest corner of said Parcel 2; thence North 00 00 10 West, 905.46 feet along the West line of Parcel 1 of said Partition Plat to the Northwest corner of said Parcel 1 and the Southwest corner of Parcel 1 of that tract of land described in deed to Hillside Manor, a Christian Retirement Center, Inc., and recorded in Film Volume 252, Page 71, Deed and Mortgage Records; thence North 00 00 10 East, 627.47 feet along the West line of said Parcel 1 to the POINT OF BEGINNING.
PARCEL 2: A tract of land in Section 18, Township 4 South, Range 4 West, Willamette Meridian, Yamhill County, Oregon, being part of that tract of land described in deed from Vierra to Mark Smith and recorded in Film Volume 240, Page 511, Yamhill County Deed and Mortgage Records, and being more particularly described as follows:
BEGINNING at the Southeast corner of that tract of land described in deed from Mark Smith to McMinnville School District No. 40, said Southeast corner being on the West margin of Hill Road (30 feet from center line); thence South 89 47 49 East, 30.00 feet to the center line of Hill Road; thence South 00 12 11 West, 514.90 feet along said center line and the Southerly extension of said center line to the Southeast corner of that tract of land described in deed to Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 16 50 West, 555.12 feet along the South line of said Muhs tract (South of line Section 18); thence Northerly, 33.36 feet along a curve concave to the East having a radius of 550.00 feet (chord = North 26 38 16 East, 33.35 feet); thence continuing Northerly, 340.11 feet along said curve (chord = North 46 05 26 East, 334.71 feet) to the beginning of a curve concave to the Northwest having a radius of 450.00 feet; thence Northerly, 361.84 feet along said curve (chord = North 40 46 12 East, 352.17 feet) to the Southerly line of said McMinnville School District No. 40 tract; thence South 63 12 07 East, 45.74 feet to the POINT OF BEGINNING.
SAVE AND EXCEPTING THEREFROM the following described tract of land:

Exhibit A-2-41

Exhibit A-2 Continued

BEGINNING at the Southeast corner of that tract of land described in deed from Fred W. Muhs to Anna K. Muhs and recorded in Book 117, Page 283, Deed Records; thence North 89 11 West, 133.94 feet to an iron pipe on the edge of the road; thence North 31 46 30 East, 271 feet to an iron pipe on the edge of the road; thence South 02 10 West, 232.46 feet to the POINT OF BEGINNING.
PARCEL 3: A tract of land in Section 19, Township 4 South, Range 4 West, Willamette Meridian in Yamhill County, Oregon, being more particularly described as follows:
BEGINNING at an iron rod set in CSP-7633 at the Northwest corner of that tract of land described in deed to the City of McMinnville, and recorded in Film Volume 151, Page 2118, Deed and Mortgage Records, being a point on the Southerly margin of Hill Road (30 feet from the centerline); thence North 89 16 50 West, 151.53 feet to the intersection of said Southerly margin with the Easterly margin of Hill Road (30 feet from center line); thence South 04 36 24 West, 146.84 feet along said Easterly margin to an iron rod; thence Northeasterly, 174.59 feet along the Westerly line of said City of McMinnville which is a non-tangent curve concave to the Southeast and having a radius of 480.00 feet (chord = North 46 21 56 East, 173.63 feet) to an iron rod; thence North 56 47 08 East, 45.00 feet to the POINT OF BEGINNING.

Exhibit A-2-42

Exhibit A-2 Continued

LEGAL DESCRIPTION
(Sugarland Ridge, Emeritus at)
Lots 4, 5 and 6, Block 2 of the Replat of Sugarland South Subdivision, Sheridan County, Wyoming, as recorded in Book 1 of Plats, page 321.

Exhibit A-2-43

Exhibit A-2 Continued

DESCRIPTION OF LAND
(PORT ORANGE, FLORIDA)
LEGAL DESCRIPTION
All that certain property located in the County of Volusia, State of Florida further described as follows:
Lot 2, DANIEL HEALTHCARE CENTER, according to the Plat thereof, recorded in Plat Book 46, pages 192, 193, and 194, of the Public Records of Volusia County, Florida.
Description of Land
(St. Augustine, Florida)
A parcel of land in SECTION 48, TOWNSHIP 8 SOUTH, RANGE 30 EAST, St. Johns County, Florida, more fully described as follows:
Commencing at the intersection of the South line of Wildwood Drive, a 66 foot width right of way, with the West line of U.S. Highway No. 1, a 200 foot width right of way; thence South 10 10 00 East, on said West right of way line of U.S. Highway No. 1, a distance of 865.78 feet; thence South 88 18 30 West, on the South line of outparcel C (formerly occupied by Barnett Bank) of Moultrie Square Shopping Center, 297.59 feet to the point of beginning of the herein described parcel of land; thence South 01 41 30 East, across the West end of a 25 foot width access easement, 25.00 feet; thence North 88 18 30 East, on the South line of said access easement, 101.32 feet; thence South 10 10 02 East 398.15 feet; thence South 88 19 00 West, on the North line of Mariner Health Way, a 60 foot width right of way, 353.35 feet; thence North 19 21 00 West, on the East line of a 30 foot width drainage easement, 185.16 feet; thence North 35 21 00 West, on said line of drainage easement, 236.61 feet; thence North 68 46 34 West, on said line of drainage easement, 155.04 feet; thence North 88 18 30 East, on the South line of said Moultrie Square Shopping Center, 523.47 feet; thence South 01 41 30 East, on the West line of a 30 foot width drive, 15.00 feet to the point of beginning.
TOGETHER WITH a non-exclusive easement for ingress, egress and installation of utilities running Westerly from U.S. Highway No. 1 South to the real property described herein, said easement being more particularly described as follows:
A strip of land 60 feet in width in SECTION 48, TOWNSHIP 8 SOUTH, RANGE 30 EAST, St. Johns County, Florida, more fully described as follows:
Commencing at the Northeast corner of that land described in Deed Book PP, Page 62, Public Records of said County; thence North 01 41 00 West, 166.00 feet; thence South 88 19 00 West, 766.46 feet to the point of beginning on the North line of land of St. Johns Meridian Limited Partnership at a point South 88 19 00 West, 103.00 feet from the Northeast corner of said land of St. Johns Meridian Limited Partnership; thence continuing South, 88 19 00 West, across the end of said 60 foot strip of land, 60.00 feet; thence North 01 41 00 West 350.00 feet; thence North 88 19 00 East, 60.0 feet to the point of a curve to the right with a radius of 30 feet; thence on said curve to the right, through a central angle of 90 00 00 , an arc distance of 47.12 feet; thence North

Exhibit A-2-44

Exhibit A-2 Continued

88 19 00 East, 634.98 feet to the point of a curve to the right with radius of 90.00 feet; thence on said curve to the right, through a central angle of 81 31 00 , an arc distance of 128.05 feet; thence South 10 10 00 East, on the West right-of-way line of U.S. Highway No. 1, a distance of 239.22 feet; thence on a curve concave Northeasterly with radius of 70.00 feet, through a central angle of 81 47 12 , an arc distance of 99.92 feet to the Point of Tangency of said curve; thence North 10 10 00 West, tangent to said curve with radius of 70.00 feet, 170.00 feet to the point of a curve to the left with radius of 30.00 feet; thence on said curve to the left, through a central angle of 81 31 00 , an arc distance of 42.68 feet; thence South 88 19 00 West 634.98 feet to the point of a curve to the left with radius of 30.00 feet; thence on said curve to the left, through a central angle 90 00 00 , an arc distance of 47.12 feet; thence South 01 41 00 East, 230.00 feet to the Point of Beginning. LESS AND EXCEPT a strip of land 20 feet in width, in SECTION 48, TOWNSHIP 8 SOUTH, RANGE 30 EAST, St. Johns County, Florida, more particularly described as follows:
Commence at the Northeast corner of lands described in Deed Book PP, Page 62, public records of said county; thence North 00 12 14 East along the Westerly right-of-way of an old county road a distance of 325.73 feet to a point intersecting the Westerly right-of-way of U.S. 1 (a 200 foot right-of-way); thence departing said Westerly right-of-way of an old county road along the said Westerly right-of-way of U.S. 1, North 08 16 47 West a distance of 142.51 feet; thence departing said right-of-way North 89 50 37 West on a line parallel with the North line of the easement described in Official Records Book 777, Page 1466, a distance of 492.98 to the point of beginning at the South East corner of the herein described strip of land; thence North 00 09 23 East a distance of 20.00 feet to a point intersecting the North line of the easement described in Official Records Book 777, Page 1466; thence South 89 50 37 East along said easement line a distance of 25.00 feet; thence departing said easement line South 00 09 23 West a distance of 20.00 feet to the point of beginning.

Exhibit A-2-45

Exhibit A-2 Continued

DESCRIPTION OF LAND
(VOORHEES, NEW JERSEY)
LEGAL DESCRIPTION
PARCEL 1:
ALL THAT CERTAIN tract or parcel of land and premises situate in the Township of Voorhees, County of Camden and the State of New Jersey more particularly described as follows:
BEGINNING at a point in the Southeasterly line of Laurel Oak Road, as widened to 33.00 feet from the original center line, at the Northeasterly end of a curve connecting the said Southeasterly line of Laurel Oak Road with the Northeasterly line of a 50.00 foot wide sanitary sewer easement, said connecting curve having a radius of 25.00 feet and extending;
thence (1) North 49 Degrees 08 Minutes 56 Seconds East along the Southeasterly line of Laurel Oak Road, as widened to 33.00 feet, a distance of 558.96 feet to a point in the division line between Lots 2.02 and 21, Block 200 as shown on the map hereinafter mentioned.
thence (2) South 74 Degrees 01 Minute 16 Seconds East along the aforementioned division line between Lots 2.02 and 21 and the Northerly line of a 25.00 foot wide sanitary sewer easement, a distance of 530.00 feet to a point.
thence (3) South 49 Degrees 08 Minutes 56 Seconds West, a distance of 775.25 feet to a point.
thence (4) North 74 Degrees 01 Minute 16 Seconds West, a distance of 180.38 feet to a point in the Northeasterly line of the aforementioned 50.00 foot wide sanitary sewer easement.
thence (5) North 40 Degrees 51 Minutes 04 Seconds West along the Northeasterly line of the aforementioned 50.00 foot wide sanitary sewer easement, a distance of 267.66 feet to a point in the Southeasterly end of the aforementioned connecting curve.
thence (6) Northwestwardly and Northeasterly, along the aforementioned connecting curve, curving to the right, having a radius of 25.00 feet, an arc distance of 39.27 feet to the point and place of BEGINNING.
BEING part of Lot 2.02, Block 200, Plate 19 as shown on the Township of Voorhees Tax Map and being shown as Proposed Lot 2.02, Block 200 on Minor Subdivision Plan dated 4/15/97, made by James T. Sapio, Professional Land Surveyor.
CONTAINING 7.25 acres, more or less.
PARCEL 2:
A non-exclusive easement for drainage as set forth in that certain document entitled Deed of Easement, on the remainder of Lot 2.02 in Block 200, recorded 3/9/98 in book 4935, page 0707, and more fully described as follows:

Exhibit A-2-46

Exhibit A-2 Continued

Beginning at a point, said point lying the following two courses from a point marking the intersection of the southerly right-of-way line of Laurel Oak Road (50 Wide R.O.W.) with the common lot line of Lot 21 and Lot 2.02 in Block 200; thence

(A	)South 74 degrees 01 minute 16 seconds East a distance of 539.57 feet to a point: thence

(B)	South 49 degrees 08 minutes 56 seconds West a distance of 258.13 feet to the true point or place of beginning:

(1)	South 23 degrees 52 minutes 34 seconds East, along an easement line hereby created, a distance of 40.23 feet to a point; thence

(2)	South 66 degrees 07 minutes 26 seconds West, along an easement line hereby created, a distance of 20.00 feet to a point; thence

(3)	North 23 degrees 52 minutes 34 seconds West, along an easement line hereby created, a distance of 34.12 feet to a point; thence

(4)	North 49 degrees 08 minutes 56 seconds East, along an easement line hereby created, a distance of 20.91 feet to the point or place of BEGINNING.
The above described easement contains 0.02 acres more or less. The above described parcel as designated as Proposed Lot 2.02 in Block 200, has been prepared in accordance with a map entitled Assisted Living Associates of Voorhees - Engineering Site Plan prepared by Menlo Engineering Associates, Inc.: Job No. 97020: Drawing No. SP-1: dated April 12, 1997 revised through January 8, 1998.

Exhibit A-2-47

Exhibit A-2 Continued

Description of Land
(St. Augustine, Florida)

A parcel of land in SECTION 48, TOWNSHIP 8 SOUTH, RANGE 30 EASE, St. Johns County, Florida, more fully described as follows:

Commencing at the intersection of the South line of Wildwood Drive, a 66 foot width right of way, with the West line of U.S. Highway No. 1, a 200 foot width right of way; thence South 10º 10'00'' East, on said West right of way line of U.S. Highway No. 1, a distance of 865.78 feet; thence South 88º 18'30'' West, on the South line of outparcel ''C'' (formerly occupied by Barnett Bank) of Moultrie Square Shopping Center, 297.59 feet to the point of beginning of the herein described parcel of land; thence South 01º 41'30'' East, across the West end of a 25 foot width access easement, 25.00 feet; thence North 88º 18'30'' East, on the South line of said access easement, 101.32 feet; thence South 10º 10'02'' East 398.15 feet; thence South 88º 19'00'' West, line of Mariner Health Way, a 60 foot width right of way, 353.35 feet; thence North 19º 21'00'' West, on the East line of a 30 foot wide drainage easement, 185.16 feet; thence North 35º 21'00'' West, on said line of drainage easement, 236.61 feet; thence North 68º 46'34'' West, on said line of drainage easement, 155.04 feet; thence North 88º 18'30'' East, on the South line of said Moultrie Square Shopping Center 523.47 feet; thence South 01º 41'30'' East, on the West line of a 30 foot width drive, 15.00 feet to the point of beginning.

TOGETHER WITH a non-exclusive easement for ingress, egress and installation of utilities running Westerly from U.S. Highway No. 1 South to the real property described herein, said easement being more particularly described as follows:

A strip of land 60 feet in width in SECTION 48, TOWNSHIP 8 SOUTH, RANGE 30 EAST, St. Johns County, Florida, more fully described as follows:

Commencing on the Northeast corner of that land described in Deed Book PP, Page 62, Public Records of said County; thence North 01º 41'00'' West, 166.00 feet; thence South 88º 19'00'' West, 766.46 feet to the point of beginning on the North line of land of St. Johns Meridian Limited Partnership at a point South 88º 19'00'' West, across the end of said 60 foot strip of land, 60.00 feet; thence North 01º 41'00'' West 350.00 feet; thence North 88º 19'00'' East, 60.0 feet to the point of a curve to the right with a radius of 30 feet; thence on said curve to the right, through a central angle of 90º 00'00'', an arc distance of 47.12 feet; thence North 88º 19'00'' East, 634.98 feet to the point of a curve to the right with a radius of 90.00 feet; thence on said curve to the right, through a central angle of 81º 31'00'', an arc distance of 128.05 feet; thence South 10º 10'00'' East, on the West right-of-way line of U.S. Highway No. 1, a distance of 239.22 feet; thence on a curve concave Northeasterly with radius of 70.00 feet, through a central angle of 81º 47'12'', an arc distance of 99.92 feet to the Point of Tangency of said curve; thence North 10º 10'00'' West, tangent to said curve with radius of 70.00 feet, 170.00 feet to the point of a curve to the left with radius of 30.00 feet; thence on said curve to the left, through a central angle of 81º 31'00'', an arc distance of 42.68 feet, thence South 88º19'00'' West 634.98 feet to the point of a curve to the left with radius of 30.00 feet; thence on said curve to the left, through a central angle 90º 00'00'', an arc distance of 47.12 feet; thence South 01º 41'00'' East, 230.00 feet to the Point of

Exhibit A-2-48

Exhibit A-2 Continued

Beginning. LESS AND EXCEPT a strip of land 20 feet in width, in SECTION 48, TOWNSHIP 8 SOUTH. RANGE 30 EAST, St. Johns County, Florida, more particularly described as follows:

Commence at the Northeast corner of lands described in Deed Book PP, Page 62, public records of said county, thence North 00º 12'14'' East along the Westerly right-of-way of an old county road a distance of 325.73 feet to a point intersecting the Westerly right-of-way of U.S. 1 (a 200 foot right-of-way); thence departing said Westerly right-of-way of an old county road along said Westerly right-of-way of U.S. 1, North 08º 16'47'' West a distance of 142.51 feet; thence departing said right-of-way North 89º 50'37'' West on a line parallel with the North line of the easement described in Official Records Book 777, Page 1466, a distance of 492.98 to the point of beginning at the South East corner of the herein described strip of land; thence North 00º 09'23'' East in a distance of 20.00 feet to a point of intersecting the North line of the easement described in Official Records Book 777, Page 1466; thence South 89º 50'37'' East along said easement line a distance of 25.00 feet; thence departing said easement line South 00º 09'23'' West a distance of 20.00 feet to the point of beginning.

Exhibit A-2-49

EXHIBIT A-3
(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-3

EXHIBIT A-3
(List of Pool 3 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP ID	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial Expiration	1st Extension	2nd Extension
1173	Brookdale Bellevue	15241 Northeast 20th St.	Bellevue	WA	114	90-unit assisted living care, 24-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	6 Years	[***]
2052	Brookdale Chesterley AL	1100 N 35th Ave	Yakima	WA	70	70-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2078	Brookdale Chesterley MC	1100 N 35th Ave	Yakima	WA	14	14-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2095	Brookdale College Place	550 E Whitman Dr	College Place	WA	82	82-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
217	Brookdale Cy-Fair	11500 Fallbrook Drive	Houston	TX	112	12-unit independent living care, 70-unit assisted living care, 30-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	6 Years	[***]
734	Brookdale Hillsborough	600 Auten Road	Hillsborough	NJ	77	66-unit assisted living care, 11-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2160	Brookdale Kenmore	7221 NE 182nd St	Kenmore	WA	85	72-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
225	Brookdale Lake Ridge	3940 Prince William Pkwy	Woodbridge	VA	79	55-unit assisted living care, 24-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
730	Brookdale Litchfield Hills	376 Goshen Road	Torrington	CT	68	59-unit assisted living care, 9-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
1386	Brookdale Marietta	150 Browns Road	Marietta	OH	89	73-unit assisted living care, 16-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2107	Brookdale Medi Park W	7404 Wallace Blvd	Amarillo	TX	132	73-unit independent living care, 59-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2089	Brookdale Newberg	3802 Hayes Street	Newberg	OR	107	24-unit independent living care, 83-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
1165	Brookdale Northridge	17650 Devonshire St.	Northridge	CA	159	90-unit assisted living care, 24-unit Alzheimer's care, 45-unit skilled nursing facility, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2162	Brookdale Northshore	401 Northshore Blvd	Portland	TX	110	110-unit independent living care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2133	Brookdale Oswego Springs	11552 SW Lesser Rd	Portland	OR	68	68-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
1158	Brookdale Plymouth Beach	97 Warren Avenue	Plymouth	MA	87	58-unit assisted living care, 29-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	6 Years	[***]
2050	Brookdale Redmond	1942 SW Canyon Dr	Redmond	OR	88	2-unit independent living care, 62-unit assisted living care, 24-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2084	Brookdale Roseburg	3400 NW Edenbower Blvd	Roseburg	OR	56	56-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2083	Brookdale Statesman Club	10401 Vineyard Blvd	Oklahoma City	OK	137	137-unit independent living care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2077	Brookdale Sterling	46555 Harry Byrd Hwy	Sterling	VA	70	70-unit assisted living care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
2062	Brookdale Stonebridge	7900 Ne Vancouver Mall Dr	Vancouver	WA	60	60-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
861	Brookdale Wekiwa Springs	203 S. Wekiwa Springs Road	Apopka	FL	77	10-unit independent living care, 54-unit assisted living care, 13-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	6 Years	[***]
2116	Brookdale Willows Sherman	3410 Post Oak Crossing	Sherman	TX	46	37-unit assisted living care, 9-unit Alzheimer's care, and such other uses necessary or incidental to such use	August 31, 2030	10 Years	8 Years and 11 Months	[***]
					1,987					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT A-3.1
Initial Allocated Minimum Rent - Pool 3

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
1173	Brookdale Bellevue	[***]	[***]	[***]
2052	Brookdale Chesterley AL	[***]	[***]	[***]
2078	Brookdale Chesterley MC	[***]	[***]	[***]
2095	Brookdale College Place	[***]	[***]	[***]
217	Brookdale Cy-Fair	[***]	[***]	[***]
734	Brookdale Hillsborough	[***]	[***]	[***]
2160	Brookdale Kenmore	[***]	[***]	[***]
225	Brookdale Lake Ridge	[***]	[***]	[***]
730	Brookdale Litchfield Hills	[***]	[***]	[***]
1386	Brookdale Marietta	[***]	[***]	[***]
2107	Brookdale Medi Park W	[***]	[***]	[***]
2089	Brookdale Newberg	[***]	[***]	[***]
1165	Brookdale Northridge	[***]	[***]	[***]
2162	Brookdale Northshore	[***]	[***]	[***]
2133	Brookdale Oswego Springs	[***]	[***]	[***]
1158	Brookdale Plymouth Beach	[***]	[***]	[***]
2050	Brookdale Redmond	[***]	[***]	[***]
2084	Brookdale Roseburg	[***]	[***]	[***]
2083	Brookdale Statesman Club	[***]	[***]	[***]
2077	Brookdale Sterling	[***]	[***]	[***]
2062	Brookdale Stonebridge	[***]	[***]	[***]
861	Brookdale Wekiwa Springs	[***]	[***]	[***]
2116	Brookdale Willows Sherman	[***]	[***]	[***]
	Total Lease Pool 3 (23 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-3-2

LEGAL DESCRIPTION
(Plymouth, Massachusetts)
A certain parcel of land with the buildings thereon situated on Warren Avenue, Plymouth, Plymouth County, Massachusetts bounded and described as follows:
Beginning at a point on Warren Avenue 110 feet from the centerline of Sunrise Avenue thence;
S 89 15 12 E, a distance of 50.00 to a point, thence;
S 00 44 48 W, a distance of 172.00 to a point, thenee;
S 80 36 36 E, a distance of 125.74 calculated (123.00 Plan) to a point (see bound 3.8 off), thence;
S 04 06 18 W, a distance of 457.76 calculated (458.00 plan) to a point, thence;
S 80 05 58 E, a distance of 11.28 to a point, thence;
S 39 15 14  E, a distance of 59.48 calculated (65.00 plan) to a point, thence;
S 14 07 31 E, a distance 0E31.95 to a point, thence;
S 27 37 17 W, a distance of 52.94 to a point, thence;
S 05 39 27 W, a distance of 36.54 to a point, thence;
S 17 56 58 E, a distance of 56.53 to a point, thence;
N 87 26 20 E, a distance of 6.00 to a point, thence;
S 02 33 41 E, a distance of 32.00 to a point, thence;
S 06 18 14  E, a distance of 120.00 to a point, thence;
S 07 13 45  E, a distance of 120,00 to a point, thence;
S 07 26 30 E, a distance of 120.00 to a point, thence;
S 86 55 22 W, a distance of 59.82 to a point, thence;
S 83 50 11 W, a distance of 268.43 to a point (iron pipe found 1.6 off), thence;
N 04 01 25 E, a distance of 1290.00 to the point of beginning.

Exhibit A-3-3

LEGAL DESCRIPTION
(Statesman Club Retirement Community)
Block Six (6), of THE VINEYARD COTTAGES, SECTION 1, a Replat of a part of Block 1, The Vineyard, an Addition to the City of The Village, Oklahoma County, Oklahoma, as shown by the recorded plat thereof and Common Area D known as Champagne Blvd., as shown in Plat of The Vineyard Cottages, Section 1.

Exhibit A-3-4

LEGAL DESCRIPTION
(Manor House, Emeritus at)
A piece of land lying in the Northeast quarter and Southeast quarter of Section 1, Township 27 South, Range 6 West, Willamette Meridian, Douglas County, Oregon, and being more particularly described as follows:
Beginning at a 5/8 inch iron rod at the Southwest corner of that land described in Recorder s No. 75-2524, records of Douglas County, Oregon; thence South 0 00 35 West 506.44 feet to a 5/8 inch iron rod on the Northerly right of way of Edenbower Blvd.; thence South 89 28 48 East 346.85 feet along said right of way to a 5/8 inch iron rod; thence North 75 35 18 East 41.10 feet to a 5/8 inch iron rod on the Westerly right of way line of the S.P. Railroad; thence along the Westerly right of way of the S.P. Railroad and the Westerly line of Hooker Road respectively North 5 25 25 East 160.95 feet to a 5/8 inch iron rod; North 0  27 20 West 198.63 feet to a 5/8 inch iron rod and North 0 27 20 West 120.00 feet to a 5/8 inch iron rod on the Southerly boundary of that land described in Recorder s No. 75-2524, records of Douglas County, Oregon; thence leaving said right of way lines North 89 55 00 West 400.97 feet to the place of beginning.
Together with that portion of Hooker Road right of way which inured to said premises by vacation thereof.

Exhibit A-3-5

LEGAL DESCRIPTION
(Cougar Springs Assisted Living Community, Emeritus at)
Parcel Two (2) of Partition Plat No. 2002-11, filed January 29, 2002, in Partition Cabinet 2, Page 243, Deschutes County, Oregon.

Exhibit A-3-6

LEGAL DESCRIPTION
(Cougar Springs Memory Care Community, Emeritus at)
Parcel Two (2) of Partition Plat No. 2002-11, filed January 29, 2002, in Partition Cabinet 2, Page 243, Deschutes County, Oregon.

Exhibit A-3-7

LEGAL DESCRIPTION
(Chehalem Springs Assisted Living Community)
The Land referred to in this policy is described as follows:
Parcel 2, PARTITION PLAT 2001-38, in the City of Newberg, recorded October 23, 2001, as Instrument No. 200118649, Deed and Mortgage Records, County of Yamhill, State of Oregon.

Exhibit A-3-8

LEGAL DESCRIPTION
(Oswego Springs Assisted Living Facility)
PARCEL I:
A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, described as follows:
BEGINNING at the Southwest corner of the East half of this Northwest quarter of said Section 31, said point being in the center line of County Road No. 980 (Lesser Road); thence Northerly along the center line of said County Road to an intersection with the South line of County Read No. 1050 (Capitol Highway); thence South 89 15 East, along the South line of said County Road, 86.61 feet; thence continuing along the South side of said road, 116.01 feet on a curve to the left having a radius of 317.78 feet; thence South 0 36 West, 814.51 feet to a point in the South line of said East half of the Northwest quarter of said Section 31; thence North 89 24 West, 441.12 feet to point of beginning.
EXCEPTING THEREFROM a tract in the Northeast corner thereof conveyed to George H. Johnson and wife by that certain instrument recorded March 17, 1939 in Book 488, Page 36, P.S. Deed Records of said County and State, which excepted that portion described as follows:
BEGINNING at a point on the Southerly line of Capitol Highway (County Road No. 1050) which is South 89 24 East, 441.12 feet and North 0 36 East, 814.31 feet from the Southwest corner of the East one-half of the Northwest one-quarter of said Section 31; thence South 0 36 West, 120 feet; thence North 89 24 West, 87.08 feet; thence North 0 36 East, 100.36 feet to the Southerly line of Capitol Highway; thence Easterly along said line 89.70 feet to the place of beginning.
FURTHER EXCEPTING THEREFROM that portion as described in Deed For Right-of-Way Purposes to City of Portland, a municipal corporation of the State of Oregon, records February 23, 2004 as Fee No. 2004-028081.
PARCEL II:
A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the Canty of Multnomah and State of Oregon, described as follows:
BEGINNING at a point on the half-section line East and West through said Section 31, South 89 24 East, 441.12 feet from the Southwest corner of the East half of the Northwest quarter of said Section 31; thence South 89 24 East, 310 feet; thence North 0 36 East, 538.41 feet; thence North 89 24 West, 310 feet; thence South 0 36 West, 538.41 feet to the place of beginning.
EXCEPTING THEREFROM the following portion of land from the above described Parcels I and II, described as follows:
A tract of land in Section 31, Township 1 South, Range 1 East of the Willamette Meridian, in the County of Multnomah and State of Oregon, described as follows:

Exhibit A-3-9

The South 400 feet of a tract of land:
BEGINNING at the Southwest corner of the East one-half of the Southwest one-quarter in centerline of Southwest Lesser Road; thence South 89 24 East, along the East-West centerline of said Section 31, 751.12 feet to the Southeast corner of that certain tract conveyed to Gerald W. Crow and Carol L. Crow, husband and wife, by Deed recorded August 17, 1961 in Multnomah County Deed Book 2076, Page 465; thence North 0 36 East, along the East line of said Crow Tract 538.41 feet to a Northeast corner thereof; thence North 89 24 West, along the North line of said Crow Tract and the Westerly extension thereof to an intersection with the centerline of S.W. Lesser Road; thence Southerly along the centerline of S.W. Lesser Road to the point of beginning.
FURTHER EXCEPTING THEREFROM that portion as described in Deed For Right-of-Way Purposes to City of Portland, a municipal corporation of the Slate of Oregon, recorded February 23, 2004 as Fee No. 2004-028081.

Exhibit A-3-10

LEGAL DESCRIPTION
(Carriage Inn, Emeritus at)
Lot One (1), Block Fifteen (15), NORTH SHORE UNIT THREE (3), an Addition to the Town of Portland in San Patricio County, Texas, as shown by map or pint of same recorded under County Clerk s File No. 343755 Real Property Records of San Patricio County, Texas, and in Envelope A-46, Tube 32-3, Map Records of San Patricio County, Texas.

Exhibit A-3-11

LEGAL DESCRIPTION
(Stonebridge Specialty Care Community)
THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF Clark, STATE OF Washington, AND IS DESCRIBED AS FOLLOWS.
Parcel I
Real property being a portion of Lot 11 of JAGGY HOMESTEAD LOTS, according to the plat thereof, recorded in Book B of Plats, at Page 12, records of Clark County, Washington, in the Southeast quarter of the Northwest quarter of Section 17, Township 2 North, Range 2 East, Willamette Meridian, in the City of Vancouver, Clark County, Washington, described as follows:
Beginning at the Southeast corner of that parcel of land conveyed to Ronald N. Province and Anita A. Province by deed recorded under Auditor s File No. 7803140086, deed records of said County, said point also being on the North right of way line of N.E. Vancouver Mall Drive, 30 feet from the centerline, as shown on Book 43 of Surveys at Page 112, said point also being a point on an arc with a 1939.86 foot radius curve; thence along the South line of said Province parcel and said North right of way line and along said curve to the left, from a tangent bearing of South 78 47 05 West, through a central angle of 00 56 02 , an arc distance of 31.62 feet to a point of tangency; thence continuing along the South line of said Province parcel and said North right of way line south 77 51 03 West 364.97 feet; thence leaving said right of way line North 01 49 42 East 342.91 feet to a point on the South right of way line of N.E. 51st Street as shown on said Survey, said point being 30 feet from the centerline of said street when measured as right angles; thence along said right of way line South 88 55 08 East 385.07 feet to the Northwest corner of said Province parcel; thence along the East line of said Province parcel South 01 51 32 West 252.39 feet to the Point of Beginning.
Parcel II
An easement over real property for a storm water facility, described as follows:
Beginning at the southwest corner of the above described parcel; thence along the North right of way line of said N.E. Vancouver Mall Drive South 77 51 03 West 126.94 feet; thence leaving said North right of way line North 00 08 31  West 37.55 feet; thence North 83 15 58 East 125.87 feet to a point on the west line of said parcel; thence along said West line South 01 49 42 West 25.60 feet to the Point of Beginning.

Exhibit A-3-12

LEGAL DESCRIPTION
(Willows Assisted Living and Memory Care Community, The)
Being Lot One (1), of the Replat of Lot 1-B of POST OAK CROSSING, an Addition to the City of Sherman, Texas, as shown by Plat of record in Volume 10, Page 13, Plat Records, Grayson County, Texas.

Exhibit A-3-13

LEGAL DESCRIPTION
(Canyonview Estates, Emeritus at)
Being all of Lot 4, Block 1 of Amended Ridgeview Medical Center Unit No. 12, an addition to the City of Amarillo in Potter County, Texas, according to the map or plat thereof, recorded in Volume 2688, Page 507 of the Official Pubic Records of Potter County, Taxes.

Exhibit A-3-14

LEGAL DESCRIPTION
(Monroe House Assisted Living Community)
All that certain lot or parcel of land, lying and being in Loudoun County, Virginia, with the appurtenances thereto, being Unit No. 2 of Phase 2, of COMMUNITY VILLAGE AT STERLING CONDOMINIUM, which unit is more specifically designated and described in the Declaration for Community Village at Sterling Condominium in Deed Book 1729 at page 855, as amended and restated in Amendment and Restatement of Condominium Instruments for Community Village at Sterling Condominium recorded in Deed Book 1781 at page 910 among the land records of the County of Loudoun, Virginia (the  Declaration ).
TOGETHER WITH those certain non-exclusive Cross-Easement for Use of Common Facilities for access, driveways and parking as contained in paragraph 4.4 for the Declaration for Community Village at Sterling Condominium recorded in Deed Book 1729, page 855, as amended by Amendment and Restatement of Condominium instruments for Community Village at Sterling Condominium recorded in Deed Book 1781, page 910.
TOGETHER WITH the non-exclusive easements set forth within the Reciprocal Easement Agreement recorded in Deed Book 1808, page 781.
BEING the same real estate conveyed to BRE/SW Monroe House LLC, a Delaware limited liability company by the following deeds dated August 5, 2010, recorded August 20, 2010:
Instrument Nos. 20100818-0049010; 20100818-0049012; 20100818-0049013; 20100818-0049014; 20100818-0049015; 20100818-0049016; 20100818-0049017; 20100818-0049018; 20100818-0049019; 20100818-0049420; 20100818-0049021; 20100818-0049022; 20100818-0049723; 20100818-0049024; 20100818-0049025; 20100818-0049026.

Exhibit A-3-15

LEGAL DESCRIPTION
(Bellevue, Washington)
ALL OF THOSE LOTS OR PARCELS OF LAND LOCATED IN KING COUNTY, WASHINGTON AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
PARCEL A:
THE EAST HALF OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 26, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, WASHINGTON;
EXCEPT THE NORTH 30 FEET CONVEYED TO KING COUNTY FOR ROAD BY DEED RECORDED UNDER RECORDING NO. 1723680;
AND EXCEPT A NORTHWESTERLY PORTION THEREOF CONDEMNED BY KING COUNTY UNDER KING COUNTY SUPERIOR COURT CAUSE NO. 233307;
AND EXCEPT THAT PORTION CONDEMNED BY THE CITY OF BELLEVUE FOR THE WIDENING OF NORTHUP WAY UNDER KING COUNTY SUPERIOR COURT CAUSE NO. 85-2-20215-5.
PARCEL B:.
AN EASEMENT FOR INGRESS AND EGRESS OVER WEST 50 FEET OF THE NORTH 185.68 FEET, OF THE WEST HALF OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 26, TOWNSHIP 25 NORTH, RANGE 5 EAST, W.M., IN KING COUNTY, LESS THE NORTH 30 FEET THEREOF FOR ROAD (AS DESCRIBED LN KING COUNTY RECORDING NO. 8007020501).
SURVEYOR S DESCRIPTION:
BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A FOUND NAIL AND WASHER AT THE NORTHWEST CORNER OF PARCEL A, OF RECORD OF SURVEY RECORDED IN VOLUME 116 PAGE 195 OF SURVEYS IN KING COUNTY, WASHINGTON, THENCE FROM SAID POINT OF BEGINNING ALONG THE WESTERLY, SOUTHERLY, EASTERLY, AND NORTHERLY LINES THE FOLLOWING COURSES AND DISTANCES; SOUTH 01 14 37 WEST 635.94 FEET, SOUTH 89 02 36 EAST 329.96 FEET, NORTH 01 13 43 EAST 640.19 FEET, NORTH 89 21 53 WEST 293.76 FEET,
ALONG A TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 1402.69 FEET, THROUGH A CENTRAL ANGLE OF 01 28 36 , AN ARC LENGTH OF 36.15 FEET TO THE POINT OF BEGINNING.

Exhibit A-3-16

LEGAL DESCRIPTION
(Eagle Meadows Assisted Living Community)
Parcel 1 of Whitman PUD Phase II as per Plat recorded March 15,2001 under Auditor s File No, 0102443 in Roll File 6 at Page C-10 records of Walla Walla County, State of Washington Excepting there from that portion deeded to the City of College Place for Sidewalk purposes under Quit Claim Deed filed July 12, 2010, under Auditor s 2010-05308, records of the Auditor of Walla Walla County, State of Washington. Situate in the City of College Place, State of Washington

Exhibit A-3-17

Description of Land
(Houston, Texas)
Being 5.647 acres of land located in the Finley McNaughton Survey, Abstract 553, Harris County, Texas, being a portion of Unrestricted Reserve A of Steeplechase Corner, Replat, a subdivision of record in Volume 300, Page 83, Map Records, Harris County, Texas (H.C.M.R.), more particularly being all of that certain called 5.647 acre tract, described as Tract I , conveyed to Criterion Development Corp., by instrument of record under File No. P083340, Official Public Records of Real Property, Harris County, Texas (H.C.O.P.R.R.P.), said 5.647 acres being more particularly described by metes and bounds as follows (all bearings referenced to the west line of said Steeplechase Corner, Replat);
BEGINNING at a 5/8-inch iron rod found marking the southwest corner of aforementioned Unrestricted Reserve A , same being the intersection of the west line of said Steeplechase Corner, Replat and the northerly right-of-way line of Fallbrook Drive (100 feet wide), also being on the east line of that certain called 0.68 acre Harris County Flood Control District easement (40 feet wide) of record under File No. G696950 of said H.C.O.P.R.R.P.;
Thence, with the common line of said 0.68 acre easement and Steeplechase Corner, Replat, North 00 13 12 West, 256.81 feet to a 5/8-inch iron rod set for corner at the Southwest corner of that certain called 6.0000 acre tract conveyed to Houston King Motors Realty, Inc., by instrument of record under File No. P182346 of said H.C.O.P.R.R.P., from which a found 5/8-inch iron rod bears North 07 33 26 East, 0.53 feet (called North 08 23 02 East, 0.55 feet);
Thence, leaving said common line, with the south line of said 6.0000 acres, North 89 46 48 East, at 392.42 feet (called 392.26) pass a 5/8-inch rod found marking an angle point on the south line of said 6.0000 acres and the most westerly corner of Unrestricted Reserve E of aforementioned Steeplechase Corner, Replat, continuing with a south line of said Unrestricted Reserve E , in all, a total distance of 617.09 feet to a 5/8-inch iron rod found marking a re-entrant corner of said Unrestricted Reserve E ;
Thence, with a west line of said Unrestricted Reserve E , South 00 13 12 East, 412.43 feet to a 5/8-inch iron rod found for corner on the aforementioned northerly right-of-way line of Fallbrook Drive, same being the southwest corner of said Unrestricted Reserve F and a south corner of Unrestricted Reserve A ;
Thence, with a common line of said Fallbrook Drive and Unrestricted Reserve A , South 89 46 48 West. 154.67 feet to a 5/8-inch iron rod found for corner, the beginning of a curve.
Thence, continuing with said common line, 466.87 feet along the arc of a tangent curve to the right having a radius of 1950.00 feet, a central angle of 13 43 04 and a chord that bears North 83 21 40 West, 465.76 feet to a POINT OF BEGINNING and containing 5.647 acres of land, more or less.

Exhibit A-3-18

Description Of Land
(Hillsborough, New Jersey)
LEGAL DESCRIPTION
ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF HILLSBOROUGH, COUNTY OF SOMERSET, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT, SAID POINT MARKING THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY LINE OF AMWELL ROAD, SAID LINE LYING 50.00 FEET NORTH OF AND PARALLEL WITH THE CENTERLINE OF AMWELL ROAD, WITH THE NORTHEASTERLY RIGHT-OF-WAY LINE OF AUTEN ROAD, SAID LINE LYING 50.00 FEET NORTHEAST OF AND PARALLEL WITH THE CENTERLINE OF AUTEN ROAD; THENCE
1.NORTH 42 DEGREES 32 MINUTES 45 SECONDS WEST, ALONG THE AFORESAID NORTHEASTERLY RIGHT-OF-WAY LINE OF AUTEN ROAD, A DISTANCE OF 449.80 FEET TO A POINT; THENCE
2.NORTH 16 DEGREES 28 MINUTES 45 SECONDS WEST, ALONG THE WESTERLY LOT LINE OF LOT 21.01, A DISTANCE OF 449.34 FEET TO A POINT; THENCE
3.NORTH 64 DEGREES 30 MINUTES 00 SECONDS EAST, ALONG THE NORTHERLY LOT LINE OF LOT 21.01, A DISTANCE OF 194.62 FEET TO A POINT MARKING THE MOST NORTHERLY CORNER OF LOT 21.01; THENCE
4.SOUTH 44 DEGREES 30 MINUTES 00 SECONDS EAST, ALONG THE NORTHERLY LOT LINE OF LOT 21.01, A DISTANCE OF 488.60 FEET TO A POINT; THENCE
5.SOUTH 15 DEGREES 42 MINUTES 15 SECONDS WEST, ALONG THE EASTERLY LOT LINE OF LOT 21.01, A DISTANCE OF 321.32 FEET TO A POINT; THENCE
6.SOUTH 42 DEGREES 32 MINUTES 45 SECONDS EAST, ALONG THE EASTERLY LOT LINE OF LOT 21.01, A DISTANCE OF 202.28 FEET TO A PONT LYING IN THE NORTHERLY RIGHT-OF-WAY LINE OF AMWELL ROAD; THENCE
7.SOUTH 73 DEGREES 57 MINUTES 15 SECONDS WEST, ALONG THE AFORESAID NORTHERLY RIGHT-OF-WAY LINE OF AMWELL ROAD, A DISTANCE OF 141.85 FEET TO THE POINT OR PLACE OF BEGINNING.
BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):
LOT 21.01, BLOCK 163, ON THE OFFICIAL TAX MAP OF HILLSBOROUGH TOWNSHIP

Exhibit A-3-19

Description Of Land
(Torrington, Connecticut)
LEGAL DESCRIPTION
All that certain piece or parcel of land, with the buildings and improvements thereon, located in the Town of Torrington, County of Litchfield and State of Connecticut, being more particularly bounded and described as follows:
Commencing at a point marked by a Connecticut State Highway Department monument in the northerly street line of Goshen Road (Connecticut Route #4) which point marks the southeast corner of the premises;
Thence North 54 15 00 West for a distance of 259.97 feet along the northerly line of said Goshen Road to a Connecticut Highway Department monument;
Thence North 56 18 37 West for a distance of 249.55 feet along the northerly street line of said Goshen Road to the southwesterly corner of the premises;
Thence North 24 12 59 East for a distance of 383.32 feet along land now or formerly of Francis & Shirley Kaczmarcyk to a point;
Thence South 80 18 25 East for a distance of 146.21 feet along said Kaczmarcyk land to an iron pin (found);
Thence South 88 07 48 East for a distance of 186.64 feet along land now or formerly of Heritage Land Preservation Trust, Inc. to an iron pin (found);
Thence South 45 23 48 West for a distance of 151.05 feet to a point;
Thence South 44 11 42 East for a distance of 51.23 feet to a point;
Thence South 39 51 18 East for a distance of 182.20 feet to an iron pin (found);
Thence South 22 10 09 West for a distance of 141.48 feet to an iron pin (found);
Thence South 03 05 46 East for a distance of 56.97 feet to an iron pin (found);
Thence South 24 04 00 West for a distance of 151.47 feet to an iron pin (found);
Thence South 81 20 28 West for a distance of 2.14 feet returning to the point and place of beginning, the last seven (7) courses being along land now or formerly of the Torrington Water Company.

Exhibit A-3-20

Exhibit A-3-21

LEGAL DESCRIPTION
(Spring Estates, Emeritus at)
7221 NORTHEAST 182ND STREET,
KENMORE, WASHINGTON 98028
TAX NO. 011410-0545
PARCEL A:
THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:
BEGINNING ON THE EAST LINE OF SAID LOT AT A POINT 80.00 FEET SOUTH OF THE NORTHEAST CORNER THEREOF;
THENCE NORTH 75 27 30  WEST PARALLEL WITH THE NORTHERLY LINE OF SAID LOT TO AN INTERSECTION WITH A LINE EXTENDED NORTH 2 39 50 EAST FROM THE SOUTHWEST CORNER OF SAID LOT;
THENCE SOUTH 2 39 50 WEST 103.19 FEET;
THENCE SOUTH 75 27 30 EAST TO THE EAST LINE OF SAID LOT AT A POINT 80.00 FEET NORTH OF THE SOUTHEAST CORNER THEREOF;
THENCE NORTH 103.19 FEET TO THE POINT OF BEGINNING.
PARCEL B:
THE SOUTHERLY 80 FEET OF LOT 8, AS MEASURED ALONG THE EASTERLY LINE IN BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE 4, IN KING COUNTY, WASHINGTON;
EXCEPT THAT PORTION THEREOF DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 8; AND
RUNNING THENCE NORTHERLY ALONG THE WESTERLY LINE OF SAID LOT, 80 FEET;
THENCE SOUTH 75 27 30 EAST PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT, 3.799 FEET;
THENCE SOUTH 2 39 50 WEST TO THE POINT OF BEGINNING.
PARCEL C:

Exhibit A-3-22

THAT PORTION OF LOT 8, BLOCK 11, ALDERWOOD MANOR NO. 14, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 26 OF PLATS, PAGE(S) 4, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:
BEGINNING ON THE NORTHERLY LINE OF SAID LOT AT A POINT 12.50 FEET SOUTHEASTERLY ON THE NORTHWEST CORNER THEREOF;
THENCE SOUTH 75 27 30 EAST 173.46 FEET TO THE NORTHEAST CORNER OF SAID LOT; THENCE SOUTHERLY ON THE EASTERLY LINE OF SAID LOT 80 FEET;
THENCE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT NORTH 75 27 30 WEST TO AN INTERSECTION WITH A LINE EXTENDED NORTH 2 39 50 EAST FROM THE SOUTHWEST CORNER OF SAID LOT,
THENCE NORTH 2 39 50 EAST TO THE POINT OF BEGINNING;

Exhibit A-3-23

Exhibit A-3-24

Description Of Land
(Woodbridge, Virginia)
All that certain land situate in Prince William County, Virginia, and more particularly described as follows:
Beginning at an iron pipe set in the eastern right of way line of Trowbridge Drive, said pipe being the westernmost corner to Parcel C , Firwood Manor, said point also being approximately 380 north of the intersection of Prince William Parkway and Trowbridge Drive; thence from said pipe and departing Trowbridge Drive and running with Parcel C the following three courses:
1.S 51 35 13 E 618.29 to an iron pipe set
2.S 38 05 08 W 247.77 to an iron pipe set
3.S 51 54 53 E 85.00 to an iron pipe set in the line of Parcel C , Firwood Manor, said pipe being a corner to 1042 Joint Venture;
thence, with 1042 Joint Venture S 38 05 08 W 138.59 to a point in the northern right of way line of Prince William Parkway, Route 3000;
thence, with the Prince William Parkway, N 51 06 52 W 486.33 to a P.K. nail set, a corner of Parcel F , Firwood Manor;
thence, departing Prince William Parkway and with Parcel F the following two courses:
1.N 38 05 09 E 216.87 to an iron pipe set
2.N 51 35 12 W 217.00 to a point in the eastern right of way line of Trowbridge Drive, said point being a corner to Parcel F ;
thence, with Trowbridge Drive, N 38 05 01 E 165.00 to the point of beginning containing 4.62429 acres.
TOGETHER WITH the right to drain surface water into the Detention Pond (as that term is defined in the Agreement , hereinafter defined) on the property of the Prince William Park Authority, as described in that certain Storm Drainage Facilities Maintenance Agreement recorded in Deed Book 1799, page 1582, among the land records of Prince William County, Virginia.

Exhibit A-3-25

Exhibit A-3-26

(Apopka, Florida)
Lot 17, PIEDMONT ESTATES, according to the plat thereof, as recorded in Plat Book R, Page 35, Public Records of Orange County, Florida, LESS AND EXCEPT that portion acquired by Orange County, Florida for road right of way as contained and described in that certain Order of Taking recorded in Official Records Book 4323, Page 2303, Public Records of Orange County, Florida.

Exhibit A-3-27

Exhibit A-3-28

LEGAL DESCRIPTION
(Chesterley Meadows Assisted Living Community)
Lot 5 of Short Plat filed under Auditor s File Number 7287996, records of Yakima County, Washington.
EXCEPT the South 50.2 feet of the East 145 feet thereof.
Situated in Yakima County, State of Washington

Exhibit A-3-29

Exhibit A-3-30

Legal Description
Situated in the State of Ohio, County of Washington, Township of Marietta, and being part of Section 9, Town 2, Range 8, and being more fully described as follows:
Beginning at an iron pin (set) in the North line of 8-Acre Lot. No 128 in the Easterly right of-way line of Township Road No. 542A where the Northeast corner of 8-Acre Lot No. 138 bears South 89 degrees 16 30 West 890.69 feet distant; thence North 89 degrees 16 30 East along the North line of 8-Acre Lot Nos. 128 and 118 a distance of 555.00 feet to an iron pin (set); thence South 0. degrees 43 30 East a distance of 460.00 feet to an iron pin (set); thence South 89 degrees 16 30 West a distance of 752.58 feet to an iron pin (set) in the Easterly right-of-way line of Township Road No. 542A; thence along said right-of-way line the following three (3) courses: North 24 degrees 37 48 East a distance of 107.47 feet to an iron pin (set) North 22 degrees 31 47 East a distance of 200.00 feet to an iron pin (set); North 21 degrees 20 05 East a distance of 193.28 feet to the place of beginning.
Containing 6.872 Acres, there being 1.267 Acres in 8-Acre Lot No. 118, and 5.605 Acres in 8-Acre Lot No. 128.
Parcel ID Nos.: 23-85642-001 and 23-73276.001 Together with:
Perpetual non-exclusive easement for water and sewer lines as set forth in General Warranty Deed from James 0. Biehl, Trustee under the James 0. Biehl Revocable Trust dated February 10, 1996 and Maxine E. Broedel, Widow, to The Inn at Marietta Limited dated September 9, 1996, filed for record September 10, 1996 as Washington County Recorder s Instrument No. 9600008534 in Volume 42, Page 305, and in General Warranty Deed filed for record September 10, 1996 as Washington County Recorder s Instrument No. 9600008535 in Volume 42, Page 307, situated in the County of Washington, State of Ohio,. Township of Marietta and being part of Section 9, Township 2, Range 8, with the centerline of said 20.00 foot wide easement being more fully described as follows:
Beginning at a point on the South line of the above described 6.872 Acre Tract where the Southwest corner of said 6.872 Acre Tract bears South 89 16 30 , West, 20.00 feet distant; thence South 44 31 West a distance of 53.50 feet, more or less, to the Easterly right of way line of Township Road No. 541 and there to end.

Exhibit A-3-31

LEGAL DESCRIPTION

Emeritus at Northridge

PARCEL 1:

That portion of the North half of the West 158.30 feet of the West half of the West half of the Northwest quarter of the Southwest quarter of Section 13, Township 2 North, Range 16 West of the Rancho Ex-Mission De San Fernando, as shown on Recorder’s filed Map 238 filed on October 10, 1874 lying North of the Westerly prolongation of the Northerly line of Lots 13, 14, and 15, of Tract No. 23000, as per map recorded in Book 635, Pages 95 and 96 of maps, in the Office of the County Recorder of Los Angeles County, State of California.

Except those portions dedicated for street purposes. As described in that certain Certificate of Compliance No. 98-015 a copy of which was recorded July 9, 1998 as Instrument No. 98-1162913.

PARCEL 2:

The North 610.80 feet of the West 150 feet of the East half of the West half of the Northwest quarter of the Southwest quarter of Section 13, Township 2 North, Range 16 West of the Northern portion of the Rancho Ex-Mission De San Fernando in the City of Los Angeles, as shown on the Recorder’s filed Map No. 535, filed June 1, 1880, in the Office of the County Recorder of said county.

Except therefrom the North 30 feet reserved for road purposes.

Also except a one-half interest in and to any oil, gas or mineral lease made by the grantee herein or his heirs and assigns in connection with the subsurface of property. With said herein names grantee his heirs or assigns to have full right to execute any lease as the lessor. As contained in the deed from John R. Boyle and Martha G. Boyle, his wife. To James Rogers, recorded June 24, 1953 in Book 42044 Page 47, official records.

PARCEL 3:

The portion of the West half of the West half of the Northwest quarter of the Southwest quarter of Section 13, Township 2 North, Range 16 West of the Rancho Ex-Mission De San Fernando, as shown on Recorder’s filed Map No. 238 filed on October 10, 1874 lying North of the Westerly prolongation of the Northerly line of Lots 13, 14 and 15, of Tract No. 23000, as per map recorded in Book 635, pages 95 and 96 of maps , in the Office of the Country Recorder of Los Angeles County, State of California.

Exhibit A-3-32

Except therefrom that portion of the West 158.3 feet of said land lying North of the said Westerly prolongation of the Northerly line of Lots 13, 14 and 15, Tract No. 23000.

Also except those portions dedicated for street purposes. As described in that certain Certificate of Compliance No. 98-015 a copy of which was recorded July 9, 1998 as Instrument No. 98-1162913.

Exhibit A-3-33

EXHIBIT A-4
(List of Pool 4 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-4

EXHIBIT A-4
(List of Pool 4 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP ID	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term			Allocated Initial Investment (in $ millions)
							Initial Expiration	1st Extension	2nd Extension
2174	Brookdale Orchard Glen	6055 Armor Duells Rd	Orchard Park	NY	100	100-unit independent living care, and such other uses necessary or incidental to such use	September 30, 2026	10 Years	9 Years	[***]
					100					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-4-1

EXHIBIT A-4.1
Initial Allocated Minimum Rent - Pool 4 (New York Lease)

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
2174	Brookdale Orchard Glen	[***]	[***]	[***]
	Total Lease Pool 4 (1 Property)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-4-2

LEGAL DESCRIPTION
(Orchard Glen, Emeritus at)
Address    6055 Armor Duells Rd
City/Town    Orchard Park
County    Erie
State    NY
ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Orchard Park, County of Erie and State of New York being part of Lot No 21, Township 9, Range 7 of the Holland Land Company’s Survey, bounded and described as follows:
BEGINNING at a point on the southeast right of way line of Armor Road (66 feet wide) at the northeast corner of Parcel 210, Map 187 of lands appropriated by the State of New York for the Southern Expressway-Section II said point being 439 1 feet more or less northeast of the east right of way line of Murphy Road (66 feet wide) as measured along the southerly right of way line of Armor Road, thence South 1° 39’ 27” West a distance of 40 9 feet more or less to a point 167 72 feet north al Station 10+30 88 of the State survey baseline, thence South 88° 20’ 33” East along a north line of Parcel 205, Map 187 of lands appropriated by the State of New York for the Southern Expressway Section II a distance of 1,498 81 feet to a point 236 95 feet west of Station 3285+38 36 of the State survey baseline, thence North 7° 28’ 56” West a distance of 454 40 feet to a point 232 16 feet west of Station 3290+48 30 of the State survey baseline: thence North 61° 00’ 15” West along the southwest line of Parcel 27°, Map 187 of lands appropriated by the State of New York for the Southern Expressway-Section II a distance of 243 3 feet more or less to the southern line of Parcel No 1 as conveyed to the County of Erie by Liber 5701 of Deeds at page 217, Thence southwesterly along a curve to the left having a radius of 1,594 1 feet a distance of 527.92 feet more or less to the southwest corner of lands recorded in Liber 5701 of Deeds at page 217, Thence northwest and at right angles with the southeast right of way line of Armor Road a distance of 10 feet to the southeast right of way line of Armor Road, thence southwest along the southeast right of way line of Armor Road about 725 feet to the point of beginning

Exhibit A-4-3

EXHIBIT A-5
(List of Pool 5 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-5

EXHIBIT A-5
(List of Pool 5 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

Allocated Initial
					Total		Lease Term		Investment
HCP ID	Facility Name	Address	City	State	Units	Primary Intended Use	Initial Expiration	1st Extension	(in $ millions)
490	Brookdale Southside	9601 Southbrook Drive	Jacksonville	FL	317	238-unit independent living care, 53-unit assisted living care, 26-unit Alzheimer's care, and such other uses necessary or incidental to such use	March 31, 2027	10 Years	[***]
					317				[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-5-1

EXHIBIT A-5.1
Initial Allocated Minimum Rent - Pool 5 (BKDL1)

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
490	Brookdale Southside	[***]	[***]	[***]
	Total Lease Pool 5 (1 Property)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-5-2

EXHIBIT A-5
Legal Description of Jacksonville Facility
Parcel “A”
A portion of Section 14, Township 3 South, Range 27 East, Duval County, Florida, being more particularly described as follows:
For Point of Reference, commence at the Southeast corner of Section 14, and run North 00° 37’ 00” West, along the East line of said Section 14, a distance of 675.00 feet to a point; run thence North 89° 42’ 50” West, a distance of 120.00 feet to the Point of Beginning.
From the Point of Beginning thus described, run North 89° 42’ 50” West, a distance of 795.00 feet to a point; run thence North 00° 02’ 10” West a distance of 1920.24 feet to a point; run thence South 89° 45’ 00” East, a distance of 801.46 feet to a point; run thence South 00° 02’ 10” East, a distance of 1823.07 feet to the Point of Beginning.
Parcel “B”
Together with a non-exclusive easement for ingress and egress as described in Amended and Restated Declaration of Easement recorded in Official Records Volume 6163, page 2383, of the current public records of Duval County, Florida, over and across the following described lands:
A portion of Section 13 and 14, Township 3 South, Range 27 East, Jacksonville, Duval County, Florida, being more particularly described as follows:
For point of beginning, commence at the Northeast corner of that property described in Official Records Volume 5141, Page 126, Public Records of said County, said point lying on the Westerly right of way line of Southside Boulevard, State Road No. 115, U.S. Alternate No. 1 (a 200 foot right of way as now established) at a point 100 feet Northerly of the intersection of said right of way line with the line dividing Sections 13 and 24, Township and Range aforementioned, and run North 89° 45’ 47” West, along the Northerly boundary line of said Official Records Volume 5141, Page 126, a distance of 1,534.86 feet; run thence North 0° 14’ 06” East, a distance of 150.00 feet to the Northerly line of a 150 foot power line easement as recorded in Official Records Volume 3040, page 983, of said County; run thence North 89° 45’ 47” West, a distance of 462.85 feet to a point lying on the Westerly line of said Section 13; run thence North 37° 32’ 14” West, a distance of 460.31 feet to a point of tangent intersection, with a curve, concave to the Northeast and having a radius of 100.00 feet; run thence Northerly, along said curve an arc distance of 66.01 feet through a central angle of 37° 49’ 23”, a chord bearing and distance of North 18° 37’ 30” West, a distance of 64.82 feet to a point of intersection with a non-tangent line, said point being on the Northerly line of a 150-foot power line easement, as recorded in Official Records Volume 3040, Page 963; run thence South 89° 42’ 50” East, along the Northerly line of said power line easement, a distance of 176.59 feet to the Southerly and most Westerly corner of that land described in Official Records Volume 5809, Page 1938, of said County; run thence South 37° 45’ 02” East, a distance of 245.40 feet to a point of tangent intersection with a curve, concave to the Northeast and having a radius of 342.30 feet; run thence along said curve, an arc distance of 310.74 feet, through a central angle of 52° 00’ 45”, a chord bearing and distance of

Exhibit A-5-3

South 63° 45’ 24” East, 300.18 feet to a point of tangency, run thence South 89° 45’ 47” East, a distance of 1,666.86 feet; run thence North 45° 06’ 01” East, a distance of 49.62 feet to the Westerly right of way line of said Southside Boulevard; run thence South 0° 02’ 10” East; along said Westerly line, a distance of 285.17 feet to the point of beginning, excepting therefrom that portion lying within the right of way of State Road No. 115 (Southside Boulevard) as now established and as described in instrument recorded in Official Records Volume 6333, page 2257, public records of said County.
Parcel “C”
Together with a non-exclusive easement for ingress and egress as described in Easement recorded in Official Records Volume 6164, page 6 of the current public records of Duval County, Florida, over and across the following described lands:
A parcel of land, lying in Section 14, Township 3 South, Range 27 East, Duval County, Florida, being more particularly described as follows:
For point of reference, commence at the Southeast corner of Section 14, and run North 00° 37’ 00” West, along the East line of said Section 14, a distance of 675.00 feet to the North line of a 150 foot power line easement, as described in Official Records Volume 3040, Page 963, of the current public records of said County; run thence North 89° 42’ 50” West, along said easement line, a distance of 296.58 feet to the point of beginning; thence continue North 89° 42’ 50” West, along said easement line, a distance of 149.01 feet to the intersection of a tangent curve, and having a radius of 250.00 feet, concave to the Southwest; run thence Southeasterly, along the arc of a curve, curving to the right through a central angle of 52° 10’ 36”, a distance of 227.66 feet, the chord bearing and distance being South 63° 37’ 32” East, 219.88 feet, to the point of tangency; run thence North 37° 32’ 14” West, a distance of 44.78 feet to the beginning of a tangent curve, with a radius of 100.00 feet, concave to the East; run thence Northerly, along the arc of said curve, curving to the right, through a central angle of 37° 49’ 23”, a distance of 66.01 feet, the chord bearing and distance being North 18° 37’ 30” West, 64.82 feet, to the point of beginning.
Parcel “D”
Together with the rights and easement, in common with others, for sign purposes as described in Sign and Landscaping Agreement recorded in Official Records Volume 5987, page 669 of the current public records of Duval County, Florida. as partially assigned by Partial Assignment recorded in Official Records Volume 5987, page 675, of the current public records of Duval County, Florida, upon across, over and under the following described lands:
A portion of Section 13, Township 3 South, Range 27 East, Jacksonville, Duval County, Florida, being more particularly described as follows:
For point of beginning, commence at the Northeast corner of that property described in Official Records Volume 5141, Page 126, Public Records of said County, said point lying on the Westerly right of way line of Southside Boulevard, State Road No. 115, U.S. Alternate No. 1 (a 200 foot right of way, as now established) at a point 100 feet Northerly of the intersection of said right of way line with the line dividing Sections 13 and 24, Township and Range aforementioned. From the point of beginning thus described, run North 89° 45’ 47” West, along the Northerly boundary

Exhibit A-5-4

line of the aforementioned property described in Official Records Volume 5141, page 126, said point lying on the line dividing Sections 13 and 14, Township and Range aforementioned; run thence North 00° 37’ 00” West, along said dividing line, a distance of 150.02 feet to a point; run thence North 37° 32’ 14” West a distance of 460.30 feet to a point of curvature; run thence 328.99 feet along the arc of a curve, concave Southeasterly and having a radius of 100.00 feet; a chord distance of 199.45 feet to the point of tangency, the bearing of the aforementioned chord being North 56° 42’ 42” East, run thence South 29° 02’ 11” East, a distance of 228.22 feet to a point of curvature; run thence 362.80 feet, along the arc of a curve, concave Northeasterly and having a radius of 342.303 feet, a chord distance of 346.06 feet to the point of tangency, the bearing of the aforementioned chord being South 59° 23’ 59” East; run thence South 89° 45’ 47” East, a distance of 1666.86 feet to a point; run thence North 45° 06’ 01” East, a distance of 49.62 feet to a point; run thence South 00° 02’ 10” East, along the Westerly right of way line of said Southside Boulevard, a distance of 285.17 feet to the point of beginning. Said Parcel being subject to a 150-foot power line easement along the Southerly and Westerly sides, as recorded in Official Records Volume 3040, page 963, of the public records of said county.
LESS AND EXCEPT the following described land:
A portion of Section 14, Township 3 South, Range 27 East, Jacksonville, Duval County, Florida, being more particularly described as follows:
For point of reference, commence at the Northeast corner of that property described in Official Records Volume 5141, page 126, public records of said county, said point lying on the Westerly right of way line of Southside Boulevard, State Road No. 115, U.S. Alternate No. 1 (a 200 foot right of way, as now established) at a point 100 feet Northerly of the intersection of said right of way line with the line dividing Sections 13 and 24, Township and Range aforementioned; run thence North 89° 45’ 47” West, along the Northerly boundary line of the aforementioned property described in Official Records Volume 5141, page 126, a distance of 1995.48 feet to the Northwest corner of the aforementioned property described in Official Records Volume 5141, page 126, said point lying on the line dividing Sections 13 and 14, Township and Range aforementioned; run thence North 00° 37’ 00” West, along said dividing line, a distance of 574.99 feet to a point; run thence North 89° 42’ 50” West, a distance of 120.00 feet to a point for point of beginning; thence continue North 89° 42’ 50” West, a distance of 176.59 feet to a point on a curve; run thence 243.75 feet along the arc of a curve, concave Southeasterly and having a radius of 100.00 feet, a chord distance of 187.74 feet to a point on a curve, the bearing of the aforementioned chord being North 70° 06’ 58” East; run thence South 00° 02’ 10” East, a distance of 64.73 feet to the point of beginning, also excepting therefrom that portion lying within the right of way of State Road No. 115 (Southside Boulevard) as now established and a described in instrument recorded in Official Records Volume 6333, page 2257, public records of said county.
Parcel “E”
Together with a non-exclusive easement for drainage purposes as described in Drainage and Storm Water Easement recorded in Official Records Volume 5987 page 677, of the current public records of Duval County, Florida, on, over, across, under and through the following described lands:

Exhibit A-5-5

A portion of that certain parcel of land lying within the power line easement recorded in Official Records Volume 1192, page 261, and also described in Official Records Volume 3040, page 963, current public records of Duval County, Florida, which lies in the Westerly six hundred thirty feet (630’) of the most Easterly one thousand forty feet (1040’) thereof.
APN: 147983-0100

Exhibit A-5-6

EXHIBIT A-6
(List of Pool 6 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-6

EXHIBIT A-6
(List of Pool 6 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

										Allocated Initial
					Total		Lease Term			Investment
HCP ID	Facility Name	Address	City	State	Units	Primary Intended Use	Initial Expiration	1st Extension	2nd Extension	(in $ millions)
512	Brookdale Parkplace	111 Emerson Street	Denver	CO	236	159-unit independent living care, 55-unit assisted living care, 22-unit Alzheimer's care, and such other uses necessary or incidental to such use	September 30, 2023	10 Years	10 Years	[***]
518	Brookdale Santa Catalina	7500 North Calle Sin Envidia	Tucson	AZ	282	155-unit independent living care, 70-unit assisted living care, 15-unit Alzheimer's care, 42-unit skilled nursing facility, and such other uses necessary or incidental to such use	September 30, 2023	10 Years	10 Years	[***]
					518					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-6-1

EXHIBIT A-6.1
Initial Allocated Minimum Rent - Pool 6 (BKDL2)

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
512	Brookdale Parkplace	[***]	[***]	[***]
518	Brookdale Santa Catalina	[***]	[***]	[***]
	Total Lease Pool 6 (2 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-6-2

EXHIBIT A-6
Legal Description of Tucson Facility
Property located in Pima County, State of Arizona, more particularly described as follows:
Parcel A
West Portion of Lot 234
All of that portion of Lot 234 in SIN VACAS, Lots 1 through 127 and Lots 129 through 235 and Common Area Lots A, B, and C, a subdivision of Pima County, Arizona, according to the map or plat thereof of record in the office of the County Recorder of Pima County, Arizona, in Book 28 of Maps and Plats at page 54, said portion being more particularly described as follows:
COMMENCING at the most Westerly corner common to Lot 233 and said Lot 234 in said SIN VACAS, said corner also being the TRUE POINT OF BEGINNING;
THENCE South 11 Degrees 59 Minutes 18 Seconds East, (South 12 degrees 00 minutes 00 seconds East record), along the Easterly right of way line of Calle Sin Envidia, a distance of 484.91 feet (484.90 feet record), to the beginning of a curve from which the radius point bears North 78 degrees 06 minutes 02 seconds East a distance of 25.00 feet;
THENCE Southeasterly along said right of way curve, through a central angle of 84 degrees 08 minutes 46 seconds (84 degrees 00 minutes 00 seconds record), a distance of 36.72 feet (36.65 feet record) to a point on the Northerly right of way line of Calle Sin Desengano;
THENCE North 83 degrees 57 minutes 55 seconds East, (North 84 degrees 00 minutes 00 seconds East record) along said right of way line a distance of 15.00 feet;
THENCE departing said right of way line, North 9 degrees 21 minutes 04 seconds East a distance of 86.68 feet;
THENCE North 37 degrees 49 minutes 19 seconds East, a distance of 84.88 feet;
THENCE North 00 degrees 52 minutes 23 seconds West, a distance of 240.99 feet;
THENCE North 24 degrees 29 minutes 58 seconds East, a distance of 149.99 feet;
THENCE North 10 degrees 22 minutes 33 seconds West, a distance of 21.31 feet (21.21 feet record ) to a point on the Northerly line of said Lot 234;
THENCE South 77 degrees 28 minutes 52 seconds West (South 77 degrees 29 minutes 18 seconds West record) along said Northerly line, a distance of 269.98 feet (270.07 feet record), to the TRUE POINT OF BEGINNING.

Brookdale Santa Catalina
Exhibit A-6-3

220-21-243A
Parcel B
East Portion of Lot 234
All of that portion of Lot 234 in SIN VACAS, Lots 1 through 127 and Lots 129 through 235 and Common Area Lots A, B, and C, a subdivision of Pima County, Arizona, according to the map or plat thereof of record in the office of the County Recorder of Pima County, Arizona, in Book 28 of Maps and Plats at page 54, said portion being more particularly described as follows:
COMMENCING at the most Westerly corner common to Lot 233 and said Lot 234 in said SIN VACAS;
THENCE South 11 degrees 59 minutes 18 seconds East (South 12 degrees 00 minutes 00 seconds East, record) along the Easterly right of way line of Calle Sin Envidia, a distance of 484.91 feet (484.90 feet record), to the beginning of a curve from which the radius point bears North 78 degrees 06 minutes 02 seconds East a distance of 25.00 feet;
THENCE Southeasterly along said right of way curve, through a central angle of 84 degrees 08 minutes 46 seconds (84 degrees 00 minutes 00 seconds record), a distance of 36.72 feet (36.65 feet record) to a point on the Northerly right of way line of Calle Sin Desengano;
THENCE North 83 degrees 57 minutes 55 seconds East, (North 84 degrees 00 minutes 00 seconds East record) along said right of way line a distance of 15.00 feet to the TRUE POINT OF BEGINNING;
THENCE continue North 83 degrees 57 minutes 55 seconds East, (North 84 degrees 00 minutes 00 seconds East record) along said right of way line a distance of 113.75 feet (113.70 feet record) to the beginning of a non-tangent curve from which the radius point bears South 5 degrees 59 minutes 40 seconds East a distance of 333.00 feet;
THENCE Easterly along said right of way curve, through a central angle of 40 degrees 47 minutes 50 seconds, (40 degrees 46 minutes 41 seconds record) a distance of 237.11 feet (237.00 feet record) to the beginning of a reverse curve from which the radius point bears North 34 degrees 01 minutes 23 seconds East a distance of 25.00 feet;
THENCE Northeasterly along said right of way curve, through a central angle of 98 degrees 34 minutes 24 seconds (99 degrees 16 minutes 38 seconds record) a distance of 43.01 feet (43.32 feet record) to a point on the Northwesterly right of way line of Placita Sin Pereza;
THENCE North 25 degrees 28 minutes 38 seconds East (North 25 degrees 30 minutes 00 seconds East record) along said right of way line a distance of 92.02 feet (92.01 feet record) to the beginning of a non-tangent right of way curve from which the radius point bears South 64 degrees 32 minutes 30 seconds East a distance of 698.00 feet;

Brookdale Santa Catalina
Exhibit A-6-4

THENCE Northeasterly along said right of way curve, through a central angle of 7 degrees 40 minutes 15 seconds (7 degrees 40 minutes 12 seconds record) a distance of 93.45 feet (93.44 feet record) to the beginning of a reverse curve which the radius point bears North 56 degrees 43 minutes 45 seconds West a distance of 40.00 feet;
THENCE Northerly along said right of way curve, through a central angle of 46 degrees 29 minutes 40 seconds (46 degrees 08 minutes 20 seconds record) a distance of 32.46 feet (32.21 feet record) to the beginning of a reverse curve from which the radius point bears North 77 degrees 17 minutes 05 seconds East a distance of 40.00 feet;
THENCE Northerly along said right of way curve through a central angle of 50 degrees 58 minutes 49 seconds (50 degrees 57 minutes 50 seconds record) a distance of 35.59 feet (35.56 feet record);
THENCE North 25 degrees 09 minutes 04 seconds East (North 25 degrees 00 minutes 00 seconds East record), along the line common to said Lot 234 and Lot 81 in SIN VACAS, a distance of 165.70 feet (166.00 feet record);
THENCE North 63 degrees 32 minutes 59 seconds West, (North 63 degrees 38 minutes 06 seconds West record) a distance of 184.72 feet (184.59 feet record);
THENCE North 11 degrees 27 minutes 58 seconds East (North 11 degrees 30 minutes 00 seconds East record) a distance of 194.94 feet (195.00 feet record);
THENCE South 77 degrees 28 minutes 52 seconds West (South 77 degrees 29 minutes 18 seconds West record), a distance of 303.09 feet (303.06 feet record);
THENCE South 10 degrees 22 minutes 33 seconds East, a distance of 21.31 feet (21.21 feet record);
THENCE South 24 degrees 29 minutes 58 seconds West, a distance of 149.99 feet;
THENCE South 0 degrees 52 minutes 23 seconds East, a distance of 240.99 feet;
THENCE South 37 degrees 49 minutes 19 seconds West, a distance of 84.88 feet;
THENCE South 9 degrees 21 minutes 04 seconds West, a distance of 86.68 feet to the TRUE POINT OF BEGINNING.

Brookdale Santa Catalina
Exhibit A-6-5

220-21-243B
Parcel C
Lot 233, of SIN VACAS, a subdivision of Pima County, Arizona, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 28 of Maps at page 54 and as amended by Declaration of Scrivener’s Error recorded in Docket 6003 at page 1116, in Docket 6078 at page 1122, in Docket 6203 at page 923 and in Docket 7951 at page 1099.
220-21-2420
Parcel D
An easement over, through and upon that portion of Lot 233 of SIN VACAS, a subdivision of Pima County, Arizona according to the plat of record in the office of the County Recorder of Pima County, Arizona in Book 28 of Maps and Plats at page 54, and as amended by Declaration of Scriveners Errors recorded in Docket 6003 at page 1116, in Docket 6078 at page 1122, in Docket 6203 at page 923, and in Docket 7951 at page 1099 as shown on Exhibit C attached to that Declaration of Easements dated March 28, 1997 and recorded April 22, 1997 in Docket 10529 at page 1640 for the purposes of vehicular and pedestrian ingress and egress from and between Lot 234 in SIN VACAS, Lots 1 through 127 and Lots 129 through 235 and Common Areas A, B, and C, a subdivision of Pima County, Arizona, according to the map or plat thereof of record in the office of the County Recorder of Pima County, Arizona in Book 28 of Maps and Plats at page 54 and the road way known as Calle Sin Envidia.

Brookdale Santa Catalina
Exhibit A-6-6

EXHIBIT A-6
LEGAL DESCRIPTION OF THE DENVER FACILITY
Property located in the County of Denver, Colorado
PARCEL 1:
Lots 1, 2, 3 and Lots 19 through 24, Block 22, Kettles Second Addition to the City of Denver, City and County of Denver, State of Colorado.
PARCEL 2:
Lots 1 through 12, Block 11, ARLINGTON PARK ANNEX, TOGETHER WITH that part of the West ½ of vacated Clarkson Street adjoining Lots 2 through 12 on the East as described in Ordinance No. 348, Series of 1981, recorded July 18, 1981, in Book 2407 at Page 244, and TOGETHER with the vacated alley in Block 11, being part of original Lots 1 through 6 on the West, as vacated by Ordinance No. 576, Series 1974, recorded August 29, 1974 in Book 937 at Page 566, EXCEPT that portion of Lots 7 through 12, conveyed to the City and County of Denver, by Deed recorded in Book 2769 at Page 25, City and County of Denver, Colorado.
APN: 05101-27-001-000
05101-27-002-000
05101-27-041-000

Exhibit A-6-7

EXHIBIT A-7
(List of Pool 7 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-7

EXHIBIT A-7
(List of Pool 7 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

										Allocated Initial
					Total		Lease Term			Investment
HCP ID	Facility Name	Address	City	State	Units	Primary Intended Use	Initial Expiration	1st Extension	2nd Extension	(in $ millions)
1000	Brookdale Greenwood Vlg	6450 South Boston Street	Greenwood Village	CO	178	74-unit assisted living care, 15-unit Alzheimer's care, 89-unit skilled nursing facility, and such other uses necessary or incidental to such use	March 31, 2027	5 Years		[***]
511	Brookdale Westlake Hills	1034 Liberty Park Drive	Austin	TX	269	149-unit independent living care, 30-unit assisted living care, 90-unit skilled nursing facility, and such other uses necessary or incidental to such use	September 30, 2023	10 Years	10 Years	[***]
					447					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-7-1

EXHIBIT A-7.1
Initial Allocated Minimum Rent - Pool 7 (BKDL3)

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
1000	Brookdale Greenwood Vlg	[***]	[***]	[***]
511	Brookdale Westlake Hills	[***]	[***]	[***]
	Total Lease Pool 7 (2 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-7-2

EXHIBIT A-7 TO MASTER LEASE
Legal Description of the Greenwood Facility
That certain real property located in the County of Arapahoe, State of Colorado, and more particularly described as follows:
BLOCK A, SOUTHTECH SUBDIVISION FILING NO. 1, A SUBDIVISION SITUATED IN THE SOUTHWEST QUARTER OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE SIXTH P.M., COUNTY OF ARAPAHOE STATE OF COLORADO,
EXCEPT THAT PORTION CONVEYED IN DEED RECORDED SEPTEMBER 8, 1983 IN BOOK 3962 AT PAGE 630; AND
EXCEPT THAT PORTION CONVEYED TO THE CITY OF GREENWOOD VILLAGE IN DEED RECORDED FEBRUARY 14, 1994 IN BOOK 7412 AT PAGE 139; AND
EXCEPT THAT PORTION CONVEYED TO THE CITY OF GREENWOOD VILLAGE, COLORADO BY QUIT CLAIM DEED RECORDED APRIL 17, 1998 AT RECEPTION NUMBER A8055896;
BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 22, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE 6TH P.M., FROM WHICH THE NORTHWEST CORNER OF THE SOUTHWEST 1/4 OF SECTION 22 BEARS NORTH 00°00’00” EAST WITH ALL BEARINGS BEING REFERENCED THERETO:
THENCE NORTH 89°45’33” EAST A DISTANCE OF 1322.65 FEET:
THENCE NORTH 89°47’30” EAST A DISTANCE 40 FEET:
THENCE NORTH 00°01’51” EAST A DISTANCE 40 FEET TO THE SOUTHWEST CORNER OF BLOCK A, SOUTHTECH SUBDIVISION FILING 1;
THENCE NORTH 00°01’51” EAST A DISTANCE 621.69 FEET ALONG THE WEST LINE OF SAID BLOCK A;
THENCE CONTINUING WITH SAID BLOCK A, NORTH 89°45’29” EAST A DISTANCE 20 FEET, TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING WITH SAID BLOCK A, NORTH 89°45’29” EAST A DISTANCE 601.90 FEET;

Brookdale Greenwood Village
Exhibit A-7-3

THENCE WITH THE COMMON BOUNDARY OF SAID BLOCK A AND CASTLEWOOD COURT, A SUBDIVISION RECORDED AT RECEPTION NUMBER 94106725, ARAPAHOE COUNTY RECORDS, THE FOLLOWING THREE COURSES:
SOUTH 00°03’20” WEST A DISTANCE 331.03 FEET;
SOUTH 89°46’30” WEST A DISTANCE 315.85 FEET;
SOUTH 00°02’49” WEST A DISTANCE 201.54 FEET;
THENCE DEPARTING THE EAST LINE OF SAID BLOCK A, SOUTH 89°47’30” WEST A DISTANCE 8.69 FEET ALONG THE NORTH LINE OF THAT PARCEL CONVEYED TO THE CITY OF GREENWOOD VILLAGE AT RECEPTION NUMBER A8055896;
THENCE WITH THAT PARCEL CONVEYED TO THE CITY OF GREENWOOD VILLAGE AT BOOK 7412 PAGE 139 THE FOLLOWING TWO COURSES:
ALONG A CURVE TO THE RIGHT WHOSE RADIUS BEARS NORTH 29°09’28” EAST A DISTANCE OF 540 FEET, WHOSE DELTA IS 60°52’25” AND WHOSE LENGTH IS 573.72 FEET TO A POINT OF TANGENCY;
THENCE NORTH 00°01’51” EAST A DISTANCE 59.44 FEET TO THE TRUE POINT OF BEGINNING.

Brookdale Greenwood Village
Exhibit A-7-4

Exhibit A-7
Legal Description of the Austin Facility
Property located in Travis County, State of Texas, more particularly described as follows:
TRACT I: (FEE SIMPLE)
Lot 1, Block H of Treemont, Phase B, Section 3, a subdivision in Travis County, Texas, according to the Map or Plat thereof recorded in Book 87, Page(s) 122D, Plat Records, Travis County, Texas.
SAVE AND EXCEPT THEREFROM, a 0.439 acre of land, more or less, conveyed to the City of Rollingwood by Dedication Deed dated January 9, 2002, recorded as Document No. 2002007063, Official Public Records, Travis County, Texas.
TRACT II: (EASEMENT ESTATE)
Easement for ingress and egress purposes in and to 0.4223 Acres of land, more or less, out of the Henry P. Hill Survey, Travis County, Texas, being set out in Volume 10186, Page 293, Real Property Records, Travis County, Texas; now being part of Lot 3, Block I of TREEMONT, PHASE B, SECTION FOUR, a subdivision in Travis County, Texas according to the Map or Plat thereof recorded in Book 90, Page(s) 253, Plat Records, Travis County, Texas, which has been replatted into LIBERTY PARK CONDOMINIUMS recorded in Volume 12675, Page 183, Real Property Records and in Volume 1, Page 136, and Volume 1, Page 138, Condominium Records, Travis County, Texas, and being described as follows:
FIELDNOTE Description of a tract or parcel of land containing 0.4223 acres, more or less, situated in the Henry P. Hill Survey No. 21, Travis County, Texas being a portion of the remainder of a 208.36 acre tract conveyed to George S. Nalle, III by a deed recorded in Volume 7667, Page 104 of the Travis County Deed Records and is that same 0.422 acre tract described in a Roadway and Maintenance Agreement between Forum Group, Inc. and George S. Nalle, III, and recorded in Volume 10186, Page 293 of the said Deed Records of Travis County, Texas. The herein described tract is more particularly described by metes and bounds as follows:
COMMENCING at an iron pipe found in concrete in the West right of way of Bee Cave Road (R.M. 2244 - 100 feet wide), said pipe is the most Northerly corner of Lot “A” Zilker Heights Resubdivision as shown on a map or plat thereof recorded in Book 75, Page 330 of the Plat Records of Travis County, Texas, and is the most Easterly Southeast corner of Lot 1 Block “H” Treemont Phase “B”, Section Three Subdivision as shown on a map or plat thereof recorded in Book 87, Page 122-D, of the said Plat Records;
THENCE, South 39 degrees 06 minutes 22 seconds West with the common line between Lot “A” and Lot 1 described above, 116.00 feet to an iron pipe found at an angle point;
THENCE South 32 degrees 17 minutes 14 seconds West, continuing with the above said common lot line 136.95 feet to an iron pipe found for another angle point being the Northeast

Exhibit A-7-5

corner of the above said 0.422 acre tract and the POINT OF BEGINNING of the herein described tract;
THENCE, leaving the Southerly line of above said Lot 1, and following the Westerly line of Lot “A” with the following five (5) courses:

1.	South 12 degrees 03 minutes 59 seconds West - 89.90 feet to a found iron pipe;

2.	South 07 degrees 41 minutes 17 seconds West - 108.55 feet to a found iron pipe;

3.	South 03 degrees 45 minutes 43 seconds West - 206.14 feet to a found iron pipe;

4.	South 11 degrees 21 minutes 23 seconds East - 85.99 feet to a found iron pipe;

5.
South 18 degrees 56 minutes 02 seconds East - 60.94 feet to a concrete monument found in the North right of way line of State Highway Loop 1 (Mopac), being the Southwest corner of Lot “A” described herein, also being a corner in the 208.36 acre tract and the 0.422 acre tract mentioned above;

THENCE, South 69 degrees 17 minutes 28 seconds West, with the North line of said State Highway Loop 1 and the South line of the 208.36 acre tract, 57.84 feet to an iron rod found for the Southwest corner of the 0.422 acre tract;
THENCE, leaving the said North line of Loop 1 and crossing the said 208.36 acre tract following the West line of the 0.422 acre tract with the following seven (7) courses and distances:

1.
A distance of 21.38 feet with the arc of a curve to the right having a central angle of 12 degrees 38 minutes 37 seconds, a radius of 96.90 feet and a chord which bears North 02 degrees 39 minutes 54 seconds West, a distance of 21.34 feet to an iron rod set for a point of tangency;

2.	North 03 degrees 46 minutes 02 seconds East, a distance of 29.87 feet to an iron rod set for a point of curvature;

3.
A distance of 38.46 feet with the arc of a curve to the left having a central angle of 15 degrees 01 minutes 27 seconds, a radius of 146.67 feet and a chord which bears North 03 degrees 51 minutes 19 seconds West, a distance of 38.35 feet to an iron rod set for a point of tangency;

4.	North 11 degrees 21 minutes 23 seconds West, a distance of 60.47 feet to an iron rod set for an angle point;

5.	North 03 degrees 43 minutes 13 seconds East, a distance of 223.05 feet to an iron rod set for an angle point;

6.	North 07 degrees 41 minutes 17 seconds East, a distance of 104.46 feet to an iron rod set for an angle point;

7.	North 40 degrees 13 minutes 54 seconds West, a distance of 35.96 feet to an iron rod set in the South line of above said Lot 1 Block “H” Treemont Phase B, Section Three;
THENCE, North 49 degrees 46 minutes 06 seconds East, with the said South line of Lot 1, 95.00 feet to the POINT OF BEGINNING containing within these metes and bounds 0.4223 acres (18,394 square feet) of land area, more or less.
APN: 01-0511-0501-0000.

Brookdale Greenwood Village
Exhibit A-7-6

EXHIBIT A-8
(List of Pool 8 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-8

EXHIBIT A-8
(List of Pool 8 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

									Allocated Initial
					Total		Lease Term		Investment
HCP ID	Facility Name	Address	City	State	Units	Primary Intended Use	Initial Expiration	1st Extension	(in $ millions)
1003	Brookdale Belle Meade	6767 Brookmont Terrace	Nashville	TN	97	41-unit assisted living care, 56-unit Alzheimer's care, and such other uses necessary or incidental to such use	October 31, 2022	5 Years	[***]
1005	Brookdale Oak Park	1111 Ontario Street	Oak Park	IL	179	143-unit independent living care, 36-unit assisted living care, and such other uses necessary or incidental to such use	February 28, 2027	5 Years	[***]
					276				[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-8-1

EXHIBIT A-8.1
Initial Allocated Minimum Rent - Pool 8 (BKDL4)

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
1003	Brookdale Belle Meade	[***]	[***]	[***]
1005	Brookdale Oak Park	[***]	[***]	[***]
	Total Lease Pool 8 (2 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-8-2

LEGAL DESCRIPTION
THAT PART OF THE FOLLOWING DESCRIBED PARCELS (ALL TAKEN AS ONE TRACT) EXCEPT THE WEST 299.00 FEET OF SAID TRACT:
(A)    THE NORTH 92 FEET OF LOTS 7 AND 8 LYING NORTH OF THE NORTH LINE OF HOLLEY COURT (FORMERLY CEDAR STREET) IN SKINNER’S SUBDIVISION OF 30 ACRES IN THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SECTION 7, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS;
(B)    THE NORTH 92 FEET OF LOTS 1 AND 2 IN HENRY MOHLE’S SUBDIVISION OF LOT 9 IN SAMUEL P. SKINNER’S SUBDIVISION OF 30 ACRES IN THE SOUTHWEST CORNER OF THE NORTHWEST 1/4 OF SECTION 7, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS;
(C)    THE NORTH 98 FEET OF LOTS 1 THROUGH 4 AND THE NORTH 92 FEET OF LOTS 5 THROUGH 7 IN HOLLEY’S SUBDIVISION OF LOTS 2 TO 12 IN BLOCK 2 OF WHAPLE’S SUBDIVISION OF PART OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 7, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS;
(D)    LOTS 1 THROUGH 4 IN BOLLE’S SUBDIVISION OF LOTS 7 AND 8 IN BLOCK 8 IN KETTLESTRING’S ADDITION TO HARLEM, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF SECTION 7, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS;
(E)    LOT 6 IN BLOCK 8 IN KETTLESTRING’S ADDITION TO HARLEM, BEING A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF SECTION 7, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS;
(F)    ALL OF THE VACATED EAST AND WEST ALLEY (VACATED BY ORDINANCE RECORDED AUGUST 17, 1953 AS DOCUMENT 15696610) LYING NORTH OF AND ADJOINING LOTS 1, 2 AND 3 AFORESAID, SOUTH OF AND ADJOINING LOTS 1, 2, 3 AND PART OF LOT 4, AFORESAID EAST OF THE WEST LINE OF LOT 1, PRODUCED NORTH, AND WEST OF THE EAST LINE OF LOT 3, PRODUCED NORTH, SAID ALLEY BEING THAT PART OF THE SOUTH 12 FEET OF LOT 7 IN BLOCK 8 IN KETTLESTRING’S ADDITION TO HARLEM, AFORESAID LYING WEST OF THE EAST LINE OF LOT 3, PRODUCED NORTH, ALL IN COOK COUNTY, ILLINOIS;
(G)    ALL OF THE EAST-WEST 12 FOOT PUBLIC ALLEY (VACATED BY ORDINANCE RECORDED AUGUST 6, 1964 AS DOCUMENT 19207080) LYING SOUTH OF AND ADJOINING LIT 4 IN BOLLE’S SUBDIVISION OF LOTS 7 AND 8 OF BLOCK 8 IN KETTLESTRING’S ADDITION TO HARLEM, AND NORTH OF AND ADJOINING LOT 4 IN HOLLEY’ S SUBDIVISION AFORESAID IN SECTION

Brookdale Oak Park
Exhibit A-8-3

7, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS;
(H)    ALL OF HARLEM COURT (VACATED BY ORDINANCE RECORDED AUGUST 6, 1964 AS DOCUMENT 19207080) LYING WEST OF AND ADJACENT TO LOT 6 IN BLOCK 8 IN KETTLESTRING’S ADDITION TO HARLEM IN SECTION 7, TOWNSHIP 39 NORTH, RANGE 13 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

Brookdale Oak Park
Exhibit A-8-4

Exhibit A-8
The Nashville Land
[See attached]

Brookdale Belle Meade
Exhibit A-8-5

The Land
Being a tract of land lying in Nashville, Davidson County, Tennessee, and being more particularly described as follows:
Beginning at an iron rod set at the southerly intersection of the northerly right-of-way line of the Memphis-Bristol Highway, Highway 70 South, width varies, and the easterly right-of-way line of Brookmont Terrace, width 50 feet;
Thence, with the easterly right-of-way line of Brookmont Terrace along a curve to the right, with an arc length of 97.65 feet, the central angle of which is 28° 37’ 14” the radius of which is 195.49 feet, the chord of which is North 32° 53’ 21” East, 96.64 feet to an iron rod set;
Thence, North 47° 11’ 58” East, 151.58 feet to an iron rod set;
Thence, along a curve to the left, with an arc length of 197.73 feet, the central angle of which is 21° 05’ 35”, the radius of which is 537.09 feet, the chord of which is North 36° 39’ 10” East, 196.61 feet to an iron rod set;
Thence, along a curve to the right, with an arc length of 94.69 feet, the central angle of which is 06° 46’ 49”, the radius of which is 800.15 feet, the chord of which is North 29°40’ 56” East, 94.64 feet to an iron rod set;
Thence, North 33° 04’ 21” East, 400.16 feet to an iron rod set;
Thence, along a curve to the right, with an arc length of 233.81 feet, the central angle of which is 30° 59’ 59”, the radius of which is 432.14 feet, the chord of which is North 48° 34’ 21” East, 230.97 feet to an iron rod set;
Thence, North 63° 58’ 17” East, 454.24 feet to an iron rod set;
Thence, North 74° 48’ 49” East, 340.27 feet to an iron rod set at the northerly intersection of the easterly right-of-way of Brookmont Terrace and the northerly right-of-way line of the Memphis-Bristol Highway, Highway 70 South;
Thence, leaving the easterly right-of-way line of Brookmont Terrace with the northerly right-of-way line of the Memphis-Bristol Highway, Highway 70 South, South 36° 50’ 35” West, 269.39 feet to an iron rod set;
Thence, South 37° 01’ 16” West, 309.94 feet to an iron rod set;
Thence, along a curve to the right, with an arc length of 663.98 feet, the central angle of which is 10° 57’ 37”, the radius of which is 3470.99 feet, the chord of which is South 49° 40’ 59” West, 662.96 feet to an iron rod set;
Thence, South 34° 50’ 13” East, 30.00 feet to an iron rod set;

Exhibit A-8-6

Thence, along a curve to the right, with an arc length of 583.91 feet, the central angle of which is 09° 33’ 22”, the radius of which is 3500.99 feet, the chord of which is South 59° 56’ 28” West, 583.24 feet to an iron rod set;
Thence, North 85° 59’ 09” West, 115.00 feet to the point of beginning, containing 479,930 square feet (11.018 acres more or less).

Brookdale Belle Meade
Exhibit A-8-7

EXHIBIT A-9
(List of Pool 9 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-9

EXHIBIT A-9
(List of Pool 9 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

										Allocated Initial
					Total		Lease Term			Investment
HCP ID	Facility Name	Address	City	State	Units	Primary Intended Use	Initial Expiration	1st Extension	2nd Extension	(in $ millions)
227	Brookdale Lodi	2220 West Kettleman Lane	Lodi	CA	74	74-unit assisted living care, and such other uses necessary or incidental to such use	March 31, 2021	10 Years	10 Years	[***]
226	Brookdale Murrieta	24350 Jackson Ave	Murrieta	CA	74	74-unit assisted living care, and such other uses necessary or incidental to such use	March 31, 2021	10 Years	10 Years	[***]
					148					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-9-1

EXHIBIT A-9.1
Initial Allocated Minimum Rent - Pool 9 (BKDL6)

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
227	Brookdale Lodi	[***]	[***]	[***]
226	Brookdale Murrieta	[***]	[***]	[***]
	Total Lease Pool 9 (2 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-9-2

EXHIBIT A-9
LEGAL DESCRIPTION OF THE LODI LAND
[See Attached]

Brookdale Lodi
Exhibit A-9-3

EXHIBIT A
Legal Description of the Land
Lot 1, as shown upon that certain Map entitled, Tract No. 2678 Kettleman Executive Offices West, filed for record October 11, 1994 in Book 32 of Maps at page 25, San Joaquin County Records.

Brookdale Lodi
(Lodi, California)
Exhibit A-9-4

EXHIBIT A-9
LEGAL DESCRIPTION OF THE MURRIETA LAND
[See Attached]

Brookdale Murrieta
Exhibit A-9-5

EXHIBIT A
LEGAL DESCRIPTION OF THE LAND
Page 1.    Order No. 7720027    F03
PARCEL A:
THAT PORTION OF PARCEL 3 OF LOT LINE ADJUSTMENT NO. 96-019 AS APPROVED BY THE CITY OF MURRIETA ON MARCH 5, 1996 AND RECORDED MARCH 18, 1996 AS INSTRUMENT NO. 95163, OFFICIAL RECORDS AND DESCRIBED IN DEED RECORDED MARCH 18, 1996 AS INSTRUMENT NO. 95164, TOGETHER WITH PARCEL 6 OF PARCEL MAP 26046, IN THE CITY OF MURRIETA, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 176, PAGES 95 AND 96 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEASTERLY TERMINUS OF THAT CERTAIN COURSE SHOWN AS “NORTH 41 DEGREES 45’ 19” WEST AND HAVING A LENGTH OF 1690.00 FEET” ON THE SOUTHWEST PROPERTY LINE OF PARCEL 6 AND PARCEL 1 OF SAID PARCEL MAP NO. 26046, SAID POINT ALSO BEING ON THE NORTHEASTERLY RIGHT OF WAY LINE OF JACKSON AVENUE AND BEING AT THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 956.00 FEET;
THENCE ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE NORTH 41 DEGREES 45’ 19” WEST, A DISTANCE OF 10.87 FEET TO THE TRUE POINT OF BEGINNING;
THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE, NORTH 41 DEGREES 45’ 19” WEST, A DISTANCE OF 354.14 FEET TO THE MOST WESTERLY CORNER OF SAID PARCEL 6 OF SAID PARCEL MAP;
THENCE ALONG THE WESTERLY AND NORTHERLY BOUNDARY OF SAID PARCEL 6 OF SAID PARCEL MAP, THE FOLLOWING SIX COURSES:
NORTH 48 DEGREES 14’ 41” EAST, A DISTANCE OF 100.00 FEET;
NORTH 59 DEGREES 14’ 41” EAST, A DISTANCE OF 300.00 FEET;
SOUTH 48 DEGREES 51’ 28” EAST, A DISTANCE OF 81.00 FEET;
SOUTH 41 DEGREES 08’ 32” WEST, A DISTANCE OF 94.00 FEET;
SOUTH 30 DEGREES 45’ 19” EAST, A DISTANCE OF 106.00 FEET;
SOUTH 17 DEGREES 35’ 09” WEST, A DISTANCE OF 44.50 FEET;
THENCE LEAVING SAID BOUNDARY SOUTH 24 DEGREES 48’ 23” EAST, A DISTANCE OF 81.59 FEET;

(Murrieta, California)
Brookdale Murrieta
Exhibit A-9-6

THENCE SOUTH 49 DEGREES 11’ 16” WEST, A DISTANCE OF 87.33 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 1250.00 FEET, A RADIAL TO SAID CURVE BEARS SOUTH 40 DEGREES 29’ 28” EAST;
THENCE ALONG SAID CURVE SOUTHWESTERLY THROUGH A CENTRAL ANGLE OF 02 DEGREES 17’ 26”, AN ARC LENGTH OF 49.97 FEET;
THENCE TANGENT FROM SAID CURVE SOUTH 47 DEGREES 13’ 06” WEST, A DISTANCE OF 91.66 FEET TO THE TRUE POINT OF BEGINNING.
SAID DESCRIPTION IS PURSUANT TO PARCEL 5 OF THAT CERTAIN LOT LINE ADJUSTMENT 96-036.
RECORDED JUNE 14, 1996 AS INSTRUMENT NO. 220927, OFFICIAL RECORDS.
PARCEL B:
THAT PORTION OF PARCEL 5 OF PARCEL MAP NO. 26046, IN THE CITY OF MURRIETA, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 176, PAGES 95 AND 96 OF PARCEL MAPS, IN THE OFFICE.OF.THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEASTERLY TERMINUS OF THAT CERTAIN COURSE SHOWN AS “NORTH 41° 45’ 19” WEST, HAVING A LENGTH OF 1690.00 FEET” ON THE SOUTHWEST PROPERTY LINE OF PARCEL 6 AND PARCEL 1 OF SAID PARCEL MAP NO. 26046, SAID POINT ALSO BEING ON THE NORTHEASTERLY RIGHT OF WAY LINE OF JACKSON AVENUE AND BEING AT THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 956.00 FEET;
THENCE ALONG SAID CURVED NORTHEASTERLY RIGHT OF WAY LINE SOUTHEASTERLY THROUGH A CENTRAL ANGLE OF 02° 42’ 19”, AN ARC LENGTH OF 45.14 FEET TO THE TRUE POINT OF BEGINNING, A RADIAL TO SAID POINT BEARS SOUTH 45° 32’ 22” WEST;
THENCE NON-TANGENT FROM SAID CURVE NORTH 47° 13’ 06” EAST, A DISTANCE OF 91.60 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 1250.00 FEET;
THENCE ALONG SAID CURVE NORTHEASTERLY THROUGH A CENTRAL ANGLE OF 02° 17’ 26”, AN ARC LENGTH OF 49.97 FEET;
THENCE NON-TANGENT FROM SAID CURVE NORTH 44° 55’ 40” EAST, A DISTANCE OF 87.32 FEET;
THENCE SOUTH 48° 51’ 28” EAST, A DISTANCE OF 98.44 FEET TO THE INTERSECTION WITH THE NORTHEASTERLY EXTENSION OF THE NORTHWESTERLY LINE OF PARCEL 4 OF SAID PARCEL MAP;
THENCE SOUTH 41° 08’ 32” WEST, A DISTANCE OF 229.76 FEET ALONG SAID LINE TO A POINT ON THE SAID NORTHEASTERLY RIGHT OF WAY LINE OF JACKSON AVENUE AS SHOWN ON SAID PARCEL MAP, ALSO BEING THE MOST SOUTHERLY CORNER OF PARCEL 5, SAID POINT BEING ON A NON-TANGENT CURVE, CONCAVE

Exhibit A-9-7

NORTHEASTERLY, HAVING A RADIUS OF 956.00 FEET, A RADIAL TO SAID POINT BEARS SOUTH 38° 27’ 01” WEST;
THENCE NORTHWESTERLY ALONG SAID CURVED RIGHT OF WAY LINE THROUGH A CENTRAL ANGLE OF 07° 05’ 21” AN ARC LENGTH OF 118.29 FEET TO THE POINT OF BEGINNING.
SAID DESCRIPTION IS PURSUANT TO PARCEL 3 OF THAT CERTAIN LOT LINE ADJUSTMENT 96-036 RECORDED JUNE 14, 1996 AS INSTRUMENT NO. 220927, OFFICIAL RECORDS.
PARCEL C:
THOSE PORTIONS OF PARCELS 2 AND 3 OF LOT LINE ADJUSTMENT NO. 96-019 AS APPROVED BY THE CITY OF MURRIETA ON MARCH 5, 1996 AND RECORDED MARCH 18, 1996 AS INSTRUMENT NO. 095163 AND DESCRIBED IN DEED RECORDED MARCH 18, 1996 AS INSTRUMENT NO. 095164, TOGETHER WITH A PORTION OF PARCEL 5 OF PARCEL MAP NO. 26046, IN THE CITY OF MURRIETA, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 176, PAGES 95 AND 96 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHEASTERLY TERMINUS OF THAT CERTAIN COURSE SHOWN AS “NORTH 41° 45’ 19” WEST AND HAVING A LENGTH OF 1690.00 FEET” ON THE SOUTHWEST PROPERTY LINE OF PARCEL 6 AND PARCEL 1 OF SAID PARCEL MAP 26046, SAID POINT ALSO BEING ON THE NORTHEASTERLY RIGHT OF WAY LINE OF JACKSON AVENUE AND BEING AT THE BEGINNING OF A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 956.00 FEET;
THENCE ALONG SAID CURVED NORTHEASTERLY RIGHT OF WAY LINE SOUTHEASTERLY THROUGH A CENTRAL ANGLE OF 02° 42’ 19”, AN ARC LENGTH OF 45.14 FEET TO A POINT ON SAID CURVE, A RADIAL TO SAID POINT BEARS SOUTH 45° 32’ 22” WEST;
THENCE NON-TANGENT FROM SAID CURVE NORTH 47° 13’ 06” EAST, A DISTANCE OF 91.60 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 1250.00 FEET;
THENCE ALONG SAID CURVE NORTHEASTERLY THROUGH A CENTRAL ANGLE OF 02° 17’ 26”, AN ARC LENGTH OF 49.97 FEET;
THENCE NON-TANGENT FROM SAID CURVE NORTH 44° 55’ 40” EAST, A DISTANCE OF 87.32 FEET;
THENCE SOUTH 48” 51’ 28” EAST, A DISTANCE OF 98.44 FEET TO THE INTERSECTION WITH THE NORTHEASTERLY EXTENSION OF THE NORTHWESTERLY LINE OF PARCEL 4 OF SAID PARCEL MAP;
THENCE ALONG SAID LINE NORTH 41° 08’ 32” EAST, A DISTANCE OF 14.00 FEET TO A LINE PARALLEL WITH AND 238.12 FEET SOUTHWESTERLY FROM THE NORTHEASTERLY LINE OF SAID PARCEL 2 OF LOT LINE ADJUSTMENT NO. 96-019;
THENCE ALONG SAID PARALLEL LINE SOUTH 48° 51’ 28” EAST, A DISTANCE OF 29.27 FEET TO THE SOUTHWESTERLY PROLONGATION OF THE NORTHEASTERLY

(Murrieta, California)
Brookdale Murrieta
Exhibit A-9-8

LINE OF SAID PARCEL 1 OF SAID LOT LINE ADJUSTMENT NO. 96-019.
THENCE ALONG SAID SOUTHWESTERLY PROLONGATION NORTH 41° 08’ 32” EAST, A DISTANCE OF 393.12 FEET TO THE MOST NORTHERLY CORNER OF SAID PARCEL 1 AND THE MOST EASTERLY CORNER OF SAID PARCEL 3 OF LOT LINE ADJUSTMENT NUMBER 96-019;
THENCE NORTH 48° 51’ 28” WEST, A DISTANCE OF 165.82 FEET ALONG THE NORTHEASTERLY LINE OF SAID PARCEL 3;
THENCE ALONG THE NORTHEASTERLY AND NORTHWESTERLY BOUNDARY OF SAID PARCEL 3 OF LOT LINE ADJUSTMENT 96-019 THE FOLLOWING EIGHT COURSES;
SOUTH 41° 08’ 32” WEST, A DISTANCE OF 71.64 FEET;
NORTH 48° 51’ 28” WEST, A DISTANCE OF 279.65 FEET;
SOUTH 39° 44’ 41” WEST, A DISTANCE OF 110.47 FEET;
SOUTH 59° 14’ 41” WEST, A DISTANCE OF 20.00 FEET;
SOUTH 48° 51’ 28” EAST, A DISTANCE OF 81.00 FEET;
SOUTH 41° 08’ 32” WEST, A DISTANCE OF 94.00 FEET;
SOUTH 30° 45’ 19” EAST, A DISTANCE OF 106.00 FEET;
SOUTH 17° 35’ 09” WEST, A DISTANCE OF 44.50 FEET;
THENCE LEAVING SAID BOUNDARY SOUTH 24° 48’ 23” EAST, A DISTANCE OF 81.59 FEET;
THENCE SOUTH 49° 11’ 16” WEST, A DISTANCE OF 87.33 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 1250.00 FEET, A RADIAL TO SAID CURVE BEARS SOUTH 40° 29’ 28” EAST;
THENCE ALONG SAID CURVE SOUTHWESTERLY THROUGH A CENTRAL ANGLE OF 02° 17’ 26”, AN ARC LENGTH OF 49.97 FEET;
THENCE SOUTH 47° 13’ 06” WEST, A DISTANCE OF 91.66 FEET TO THE SAID NORTHEASTERLY RIGHT OF WAY LINE OF SAID JACKSON AVENUE;
THENCE SOUTH 41° 45’ 19” EAST, A DISTANCE OF 10.87 FEET ALONG SAID RIGHT OF WAY LINE TO THE POINT OF BEGINNING.
SAID DESCRIPTION IS PURSUANT TO PARCEL 4 OF THAT CERTAIN LOT LINE ADJUSTMENT 96-036 RECORDED JUNE 14, 1996 AS INSTRUMENT, NO. 220927, OFFICIAL RECORDS.

(Murrieta, California)
Brookdale Murrieta
Exhibit A-9-9

EXHIBIT A-10
(List of Pool 10 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-10

EXHIBIT A-10
(List of Pool 10 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

HCP ID	Facility Name	Address	City	State	Total Units	Primary Intended Use	Lease Term					Allocated Initial Investment (in $ millions)
							Initial Expiration	1st Extension	2nd Extension	3rd Extension	4th Extension
1975	Brookdale Sakonnet Bay	1215 Main Road	Tiverton	RI	169	74-unit independent living care, 48-unit assisted living care, 18-unit Alzheimer's care, 29-unit skilled nursing facility, and such other uses necessary or incidental to such use	August 31, 2021	5 Years	5 Years	5 Years	3 Years	[***]
1973	Brookdale South Bay	1959 Kingstown Road	South Kingstown	RI	107	66-unit assisted living care, 41-unit skilled nursing facility, and such other uses necessary or incidental to such use	August 31, 2021	5 Years	5 Years	5 Years	3 Years	[***]
					276							[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-10-1

EXHIBIT A-10.1
Initial Allocated Minimum Rent - Pool 10 (BKDRI4)

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
1975	Brookdale Sakonnet Bay	[***]	[***]	[***]
1973	Brookdale South Bay	[***]	[***]	[***]
	Total Lease Pool 10 (2 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-10-2

EXHIBIT A-10
LEGAL DESCRIPTION OF THE SAKONNET BAY FACILITY
Tract I
Beginning at a point in the westerly highway line of Main Road (Route 138) at the corner of two stone walls. Said point being the southeasterly corner of the parcel herein described and the northeasterly corner of land now or formerly of Scott J. and Katherine A. Hammons;
thence proceeding N 03° 13’ 52” W along a stone wall, bounded southerly in part by said Hammons land in part by land now or formerly of Lewis M. Escobar a distance of 228.61’ to a point in the said stone wall;
thence proceeding N 87° 40’ 55” E, bounded westerly by other land now or formerly of Sakkonet Bay L.L.C. a distance of 386.75’ to a corner;
thence proceeding N 02° 19’ 05” W, bounded southerly by said Sakkonet Bay L.L.C. land a distance of 150.00’ to the easterly street line of Shannon Street;
thence proceeding N 87° 40’ 55” E along the said easterly street line of Shannon Street a distance of .420.00’ to a point of curvature at the southerly street line of Williamson Street;
thence proceeding northerly and northeasterly along the said street line of Williamson Street, tangent to the previous course on the arc of a curve deflecting to the right and having a central angle of 90° 00’ 00” and a radius of 30.00’ a distance of 47.12’ to a point of tangency;
thence proceeding S 02° 19’ 05” E tangent to the previous curve along the southerly street line of Williamson Street a distance of 495.00’ to a point of curvature;
thence proceeding easterly and southeasterly along the said street line of Williamson Street on the arc of a curve tangent to the previous course, deflecting to the right and having a central angle of 90° 00’ 00” and a radius of 30.00’ a distance of 47.12’ to a point of tangency at the westerly highway line of said Main Road (Route 138);
thence proceeding S 87° 40’ 55” W partly along the face of a stone wall a distance of 110.00’ to an angle point;
thence proceeding S 85° 07’ 53” W a distance of 187.94’ to an angle point;
thence proceeding S 85° 55’ 25” W partly along the face of a stone wall a distance of 82.85’ to an angle point;
thence proceeding S 89° 55’ 15” W a distance of 37.70’ to an angle point;

Exhibit A-10-3

thence proceeding N 86° 00’ 23” W a distance of 38.57’ to an angle point;
thence proceeding N 79° 59’ 45” W a distance of 59.63’ to an angle point;
thence proceeding N 75° 07’ 34” W a distance of 36.62’ to an angle point;
thence proceeding N 68° 09’ 29” W a distance of 69.71’ to an angle point;
thence proceeding N 58° 23’ 15” W a distance of 93.63’ to an angle point;
thence proceeding N 57° 50’ 11” W a distance of 74.70’ to an angle point;
thence proceeding N 57° 34’ 43” W a distance of 61.39’ to the point and place of beginning. The last eleven herein described courses run along the said westerly highway line of Main Road (Route 138) and the last eight herein described courses run along the face of a stone wall.
Tract II
Those certain lots or parcels of land with all the buildings and improvements thereon, located in the Town of Tiverton, Newport County, State of Rhode Island, laid out and designated as lot numbers nine (9), ten (10) and eleven (11) on that Plat entitled, “Plan of West Wind Terrace Section A located in Tiverton, R.I. surveyed and drawn by Leo W. Grenier, 49 Purchase St., Fall River, Mass. July 13, 1963 revised Oct. 15, 1963 Jan. 16, 1964”, which Plat is recorded in the office of the Town Clerk of the Town of Tiverton in Plat Book 11 between pages 38-39.

Exhibit A-10-4

EXHIBIT A-10
LEGAL DESCRIPTION OF THE SOUTH BAY FACILITY
Beginning at the southwesterly corner of the herein described parcel, said corner also being the northwesterly corner of the property now or formerly of Kathryn S. Chester as located along the easterly street line of Kingstown Road (Route 108).
thence running northerly by and with the easterly streetline of Kingstown Road (Route 108), a distance of ONE HUNDRED SEVEN AND 17/100 (107.17) feet to a corner and property now or formerly of Craig W. & Barbara F. Pierce;
thence turning an interior angle of 87° -55’ -50” and running easterly bounding northerly by said Pierce property for a distance of TWO HUNDRED NINETY-FOUR AND 44/100 (294.44) feet to a corner;
thence turning an interior angle of 271° 45’ 00” and running northwesterly bounding southwesterly by said Pierce property for a distance of SEVENTY-FIVE and 29/100 (75.29) feet to a pipe for a corner and property now or formerly of Richard C. & Susan Holland;
thence turning an interior angle of 82° -43’ -00” and running easterly bounding northerly by said Holland property for a distance of THIRTY-NINE AND 46/100 (39.46) feet to a corner;
thence turning an interior angle of 271° -39’ -42” and running northerly bounding westerly by said Holland property for a distance of ONE HUNDRED THIRTY-ONE AND 90/100 (131.90) feet to the center line of a stone wall and the southerly street line of Zinn Drive, a private road;
thence turning an interior angle of 84° -34’ -58” and running easterly along the center line of said stone wall and the southerly line of Zinn Drive for a distance of THREE HUNDRED NINETY-SIX AND 01/100 (396.01) feet to drill hole and property now or formerly of Margeret G. Mearns;
thence turning an interior angle of 95° -15’ -50” and running southeasterly bounding northeasterly by said Mearns property for a distance of TWO HUNDRED SIXTY-SEVEN AND 13/100 (267.13) feet to an iron pipe;
thence turning an interior angle of 146° -09’ -55” and running southwesterly bounding northeasterly by said Mearns property for a distance of TWO HUNDRED EIGHT AND 52/100 (208.52) feet to an angle;
thence turning an interior angle of 170° -48’ -20” and running southwesterly bounding southeasterly by said Mearns property for a distance of SIXTEEN AND 23/100 (16.23) feet to a corner and property now or formerly of Mutual Properties Stonedale, L.P.
thence turning an interior angle of 124° -48’ -30” and running southwesterly for a distance of TWO AND 25/100 (2.25) feet to a stone bound, thence continuing southwesterly for a distance of TWO HUNDRED EIGHTY-SEVEN AND 20/100 (287.20) feet to a stone bound, thence continuing southwesterly for a distance of ONE AND 19/100 (1.19) feet to a drill hole at a

Exhibit A-10-5

corner, the last three previously described lines bounding southeasterly on property now or formerly of Mutual Properties Stonedale, L.P. for a total distance of TWO HUNDRED NINETY AND 64/100 (290.64) feet;
thence turning an interior angle of 256° -06’ 40” and running southwesterly along the center line of said stone wall bounding southeasterly by said Mutual property for a distance of ONE AND 50/100 (150) feet to a corner;
thence turning an interior angle of 93° -22’ 53” and running westerly along the center line of the remains of a stone wall bounding southerly by said Mutual Property for a distance of NINETY-FIVE AND 79/100 (95.79) feet to a drill hole;
thence turning an interior angle of 176° -38’ 57” and running westerly along the center line of said stone wall bounding southerly by said Mutual property for a distance of SEVENTY-SIX AND 58/100 (76.58) feet to a drill hole;
thence turning an interior angle of 183° -18’ -20” and running westerly along said stone wall bounding southerly by said Mutual property for a distance of FIFTEEN AND 87/100 (15.87) feet to a drill hole and property now or formerly of Kathryn E. Chester;
thence turning an interior angle of 103° -49’ -00” and running northwesterly bounding southwesterly by said Chester property for a distance of SEVENTY FIVE AND 00/100 (75.00) feet to a corner;
thence turning an interior angle of 257° -34’ -15” and running westerly bounding southerly by said Chester property for a distance of ONE HUNDRED AND 00/100 (100.00) feet to the point and place of beginning,
Said last described line forming an interior angle of 102° -28’ -50” with the first described line.

Exhibit A-10-6

EXHIBIT A-11
(List of Pool 11 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-11

EXHIBIT A-11
(List of Pool 11 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

										Allocated Initial
					Total		Lease Term			Investment
HCP ID	Facility Name	Address	City	State	Units	Primary Intended Use	Initial Expiration	1st Extension	2nd Extension	(in $ millions)
1105	Brookdale Blankenbaker	901 Blankenbaker Parkway	Louisville	KY	203	120-unit independent living care, 55-unit assisted living care, 28-unit Alzheimer's care, and such other uses necessary or incidental to such use	September 30, 2024	10 Years	10 Years	[***]
1106	Brookdale Champions	14050 Cutten Road	Houston	TX	84	56-unit assisted living care, 28-unit Alzheimer's care, and such other uses necessary or incidental to such use	September 30, 2024	10 Years	10 Years	[***]
1100	Brookdale Charleston	2030 Charlie Hall Boulevard	Charleston	SC	84	56-unit assisted living care, 28-unit Alzheimer's care, and such other uses necessary or incidental to such use	September 30, 2024	10 Years	10 Years	[***]
1116	Brookdale Lake Arlington	2500 Woodside Drive and 2517 Little Road	Arlington	TX	216	139-unit independent living care, 54-unit assisted living care, 23-unit Alzheimer's care, and such other uses necessary or incidental to such use	September 30, 2024	10 Years	10 Years	[***]
					587					[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-11-1

EXHIBIT A-11.1
Initial Allocated Minimum Rent - Pool 11 (EDEN8)

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit
1105	Brookdale Blankenbaker	[***]	[***]	[***]
1106	Brookdale Champions	[***]	[***]	[***]
1100	Brookdale Charleston	[***]	[***]	[***]
1116	Brookdale Lake Arlington	[***]	[***]	[***]
	Total Lease Pool 11 (4 Properties)	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-11-2

EXHIBIT A-11
Legal Description of the Land
Louisville Facility
All that real property located in the City of Louisville, County of Jefferson, State of Kentucky, described as follows:
PARCEL A:
Being Tract 1-A as shown on Minor Subdivision Plat approved by the governing planning commission, Docket No. 141-03 attached to and made a part of Deed dated October 16, 2003, and recorded in Deed Book 8275, Page 385, in the Office of the Clerk of Jefferson County, Kentucky, and more particularly described as follows:
BEGINNING at an existing iron pin in the East right-of-way line of Blakenbaker Parkway and being a common corner with the property conveyed to Clara Jo Zehnder and recorded in Deed Book 4803, Page 895, in the Office of the Clerk of Jefferson County, Kentucky, thence with said parkway North 23 degrees 49 minutes 00 seconds West, 10.19 feet to a set iron pin; leaving said parkway North 77 degrees 20 minutes 00 seconds East, 266.77 feet to a set iron pin; thence North 02 degrees 32 minutes 41 seconds East, 81.16 feet to a set iron pin; thence with a curve to the right having a radius of 66.00 feet and a chord of North 21 degrees 04 minutes 58 seconds West, 102.13 feet to a set iron pin; thence North 68 degrees 40 minutes 41 seconds West, 65.40 feet to a set mag nail; thence South 44 degrees 03 minutes 58 seconds West, 112.40 feet to a set mag nail; thence with a curve to the right having a radius of 206.00 feet and a chord of South 51 degrees 46 minutes 43 seconds West, 55.29 feet to a set mag nail; thence South 59 degrees 29 minutes 28 seconds West, 99.51 feet to a set mag nail in the aforementioned East right-of-way of Blankenbaker Parkway; thence with said parkway North 23 degrees 49 minutes 00 seconds West 77.97 feet to an existing iron pin; thence North 26 degrees 22 minutes 00 seconds West, 201.15 feet to an existing iron pin; thence North 18 degrees 58 minutes 30 seconds West, 75.44 feet to an existing iron pin; thence leaving said parkway North 68 degrees 52 minutes 00 seconds East, 718.11 feet to an existing iron pin; thence South 17 degrees 57 minutes 35 seconds East, 572.96 feet to an existing iron pin; thence South 69 degrees 13 minutes 23 seconds West, 403.40 feet to an existing iron pin; thence North 20 degrees 35 minutes 00 seconds West, 65.50 feet to an existing iron pin, thence South 77 degrees 20 minutes 00 seconds West, 262.08 feet to the point of BEGINNING.
PARCEL B:
TOGETHER WITH the right to use the non-exclusive easement for vehicular and pedestrian ingress and egress upon and across Tract 1-B, as sown on Minor Subdivision Plat of record in Deed Book 8275, Page 385, in the Office of the Clerk of Jefferson County, Kentucky, as set out in that certain Reciprocal Access Easement Agreement, dated October 16, 2003, or record in Deed Book 8275, Page 406, in the Office aforesaid.

Brookdale Blankenbaker
Exhibit A-11-3

EXHIBIT A-11
Legal Description of the Land
Charleston Facility
All that real property located in the City and County of Charleston, State of South Carolina, described as follows:
PARCEL ONE: FEE PARCEL
TRACT C, 4.02 AC.
All that piece, parcel or tract of land, together with any improvements located thereon, situate, lying and being in the City and County of Charleston, State of South Carolina, being a 4.02 acre tract of land shown and designated as “TRACT C” on a plat by Hoffman Lester Associates, Inc. entitled, “PLAT SHOWING THE PROPERTY LINE ADJUSTMENT BETWEEN TRACT A (12.57 ACRES), PROPERTY OF E F MEDICAL, LLC, AND TRACT C (4.02 ACRES) PROPERTY OF EDENCARE SENIOR LIVING SERVICES LOCATED IN THE CITY OF CHARLESTON CHARLESTON COUNTY SOUTH CAROLINA, dated May 23, 2001, and recorded May 30, 2001, in Plat Book EE at page 854 in the RMC Office aforesaid.
Said tract of land having such size, shape, dimensions, buttings and boundings as will by reference to said plat more fully and at large appear.
PARCEL TWO: EASEMENT PARCEL
TRACT D, 4.82 ACRES
Non-exclusive easement and license for pedestrian ingress and egress and for drainage as set forth in that certain Agreement between E. F. Medical, L.L.C. and EdenBrook-Charleston, L.P., dated May 30, 2001, and recorded July 18, 2001, in Book K377 at page 203 in the RMC Office aforesaid, pertaining to “TRACT D” described as follows:
All that piece, parcel or tract of land, together with any improvements located thereon, situate, lying and being in the City and County of Charleston, State of South Carolina, being a 4.82 acre tract of land shown and designated as “TRACT D” on a plat by Hoffman Lester Associates, Inc. entitled “PLAT SHOWING THE PROPERTY LINE ADJUSTMENT BETWEEN TRACT A (12.57 ACRES), PROPERTY OF E F MEDICAL, LLC, AND TRACT C (4.02 ACRES) PROPERTY OF EDENCARE SENIOR LIVING SERVICES LOCATED IN THE CITY OF CHARLESTON CHARLESTON COUNTY SOUTH CAROLINA, dated May 23, 2001, and recorded May 30, 2001, in Plat Book EE at page 854 in the RMC Office aforesaid.
Said tract of land having such size, shape, dimensions, buttings and boundings as will by reference to said plat more fully and at large appear.

Brookdale Charleston
Exhibit A-11-4

EXHIBIT A-11
Legal Description of the Land
Champions Facility
All that real property located in the City of Houston, County of Harris, State of Texas, described as follows:
Parcel of land containing 3.8369 acres, (167,138 square feet) being Restricted Reserve “A”, Edenbrook at Champions, as recorded in Film Code No. 425011, Map Records, Harris County, Texas, and also being that certain 3.8369 acre tract conveyed from Chayn Mousa to Edenbrook – Champions, LP, as recorded in County Clerk’s File No. T530293, Official Public Records of Real Property, Harris County, Texas, O.P.R.R.P.H.C.T., said 3.8369 acre tract being situated in the Lorenzo De Zavalla Survey, Abstract No. 950 in Harris County, Texas.

Brookdale Champions
Exhibit A-11-5

EXHIBIT A-11
Legal Description of the Land
Arlington Facility
All that real property located in the City of Arlington, County of Tarrant, State of Texas, described as follows:
EDENGARDENS:
Tract One:
Being Lot 2, Block 1, Marmid Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 5093, Plat Records, Tarrant County, Texas.
Tract Two:
Access easement rights as created by Access Easement dated January 10, 2001, and recorded in Volume 14687, Page 423, Deed Records, Tarrant County, Texas and in Volume 14688, Page 212, Deed Records, Tarrant County, Texas.
Tract Three:
Easement rights as set forth in that Private Access Easement dated January 19, 2001, filed of record January 24, 2001, and recorded in Volume 14699, Page 78, Deed Records, Tarrant County, Texas.
EDENTERRACE:
Tract One:
Lot 3 Block 1, Marmid Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Cabinet A, Slide 5093, Plat Records, Tarrant County, Texas.
Tract Two:
Easement rights as set forth in that Private Access Easement dated January 9, 2001, filed of record January 24, 2001, and recorded in Volume 14699, Page 78, Deed Records, Tarrant County, Texas.

Exhibit A-11-6

EXHIBIT A-12
(List of Pool 12 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)
(See attached.)

Exhibit A-12

EXHIBIT A-12
(List of Pool 12 Facilities, Facility Description and Primary Intended Use, Fixed and Extended Terms, and Initial Annual Allocated Minimum Rent and Allocated Initial Investment)

								Allocated Initial
					Total		Lease Term	Investment
HCP ID	Facility Name	Address	City	State	Units	Primary Intended Use	Initial Expiration	(in $ millions)
1168	Brookdale Palm Springs	1780 East Baristo Rd.	Palm Springs	CA	90	60-unit assisted living care, 30-unit Alzheimer's care, and such other uses necessary or incidental to such use	November 30, 2017	[***]
2055	Brookdale Yreka	2401 Redwood Way	Yreka	CA	72	58-unit assisted living care, 14-unit Alzheimer's care, and such other uses necessary or incidental to such use	November 30, 2017	[***]
2079	Brookdale Fortuna	351 Bruce St	Fortuna	CA	72	62-unit assisted living care, 10-unit Alzheimer's care, and such other uses necessary or incidental to such use	November 30, 2017	[***]
2054	Brookdale Fortuna IL	2401 Redwood Way	Fortuna	CA	20	20-unit independent living care, and such other uses necessary or incidental to such use	November 30, 2017	[***]
2092	Brookdale Clearlake	14789 Burns Valley Rd	Clearlake	CA	41	33-unit assisted living care, 8-unit Alzheimer's care, and such other uses necessary or incidental to such use	November 30, 2017	[***]
					295			[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-12-1

EXHIBIT A-12.1
Initial Allocated Minimum Rent - Pool 12

		Initial Annual	2017 Allocated	Subsequent
		Allocated	Special	Special	Monthly
HCP #	Facility Name	Minimum Rent	Rent Credit	Rent Credit	Minimum Rent
1168	Brookdale Palm Springs	[***]	[***]	[***]	[***]
2055	Brookdale Yreka	[***]	[***]	[***]	[***]
2079	Brookdale Fortuna	[***]	[***]	[***]	[***]
2054	Brookdale Fortuna IL	[***]	[***]	[***]	[***]
2092	Brookdale Clearlake	[***]	[***]	[***]	[***]
	Total Lease Pool 12 (5 Properties)	[***]	[***]	[***]	[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit A-12-2

Exhibit A-12
LEGAL DESCRIPTION
(Palm Springs, California)
PARCEL 1:
LOTS 1 THROUGH 9 OF SAN JACINTO ESTATES, IN THE CITY OF PALM SPRINGS, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 30, PAGE 31 OF MAPS OF RIVERSIDE COUNTY, CALIFORNIA.
PARCEL 2:
THAT PORTION OF LOT “A” VACATED BY THE CITY OF PALM SPRINGS BY RESOLUTION NO. 12332, RECORDED OCTOBER 5, 1977 AS INSTRUMENT NO. 196825 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, ADJACENT TO LOTS 1 THROUGH 6 AND LOTS 8 AND 9 OF SAN JACINTO ESTATES ANNEX, IN THE CITY OF PALM SPRINGS, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 30, PAGE 31 OF MAPS, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
AS SHOWN ON LOT LINE ADJUSTMENT RECORDED ON NOVEMBER 25, 1998 AS INSTRUMENT NO. 513186.
EXCEPTING AS TO EACH PARCEL OIL, GAS OR MINERAL RIGHTS.

Brookdale Palm Springs
Exhibit A-12-3

Exhibit A-12 – Continued
LEGAL DESCRIPTION
(Meadowlark Assisted Living Community)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SISKIYOU, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
All that real property situate in the County of Siskiyou, State of California, described as follows:
Parcel A:
Parcel 1 as shown on the map entitled “Parcel Map for Parley and Katherine Hamblin”, located in the Newton Addition in the City of Yreka in a portion of the South half of Section 27, Township 45 North, Range 7 West, M.D.M., filed for record in the Siskiyou County Recorder’s Office February 28, 1992 in Parcel Map Book 11, Page 63.
Also, all that portion of land in Section 27, Township 45 North, Range 7 West, M.D.M., State of California, State of California, described as follows:
That certain strip of land lying southerly of the South right-of-way line of Bruce Street and westerly of the East boundary line of Rolling Ranch Subdivision, as both said street and boundary line are shown on that certain map recorded July 31, 1978 in Town Map Book 6, page 69 of Official Siskiyou County Records;
and bounded on the South and Southwest by the North line of Parcel 4B, as shown on the Parcel Map for Rhine Realty Inc., recorded January 13, 1978 in Parcel Map Book 5, page 117 of Official Siskiyou County Records.
Excepting therefrom all that portion of the above described land lying easterly of the East line of Parcel 1 prolonged northerly to the South line of Bruce Street, said line shown on Parcel Map filed February 28, 1992, in Parcel Map Book 11, page 63 with the South line of Bruce Street referred to herein disclosed on Map of Rolling Ranch Subdivision filed July 31, 1978 in Town Map Book 6, page 68.
Parcel B:
Together with an easement for ingress, egress and public utilities as shown on said Parcel Map Book 11, page 63.
Parcel C:
Also together with an easement for the installation, maintenance, repair, and replacement of an underground sanitary sewer pipeline over the westerly 64 feet of the northerly 14 feet of Parcel 2 of that certain map entitled “Parcel Map for Parley & Katherine Hamblin”, recorded February 28, 1992 in Book 11 of Parcel Maps at page 63 in the office of the Siskiyou County Recorder.
APN: 061-331-150,061-341-170

Brookdale Yreka
Exhibit A-12-4

Exhibit A-12–Continued
LEGAL DESCRIPTION
(Sequoia Springs Assisted Living Community)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF FORTUNA, COUNTY OF HUMBOLDT, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
Lot 31A of Tract Map No. 517, for Springville Estates, on file in the Office of the County Recorder of Humboldt County in Book 22 of Maps, Pages 108 and 109.
APN: 202-082-057-000

Brookdale Fortuna
Exhibit A-12-5

Exhibit A-12 – Continued
LEGAL DESCRIPTION
(Sequoia Springs Cottages)
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF FORTUNA, COUNTY OF HUMBOLDT, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
PARCEL ONE
Lot 31B of Tract Map No. 517, for Springville Estates, on file in the Office of the County Recorder of Humboldt County in Book 22 of Maps, Pages 108 and 109.
PARCEL TWO
A 25 foot wide access easement, the same as described in that certain “Easement Agreement” by and between Fortuna Assisted Living LLC and Robert L. Dunn and Theresa L. Dunn and recorded February 8, 2001 in the Office of the Humboldt County Recorder under Recorder’s Instrument No. 2001-3147-3, Humboldt County Records
APN: 202-082-058-000

Brookdale Fortuna IL
Exhibit A-12-6

Exhibit A-12 – Continued
LEGAL DESCRIPTION
(Orchard Park Assisted Living and Memory Care)
THE LAND REFERRED TO HEREIN BELOW 1S SITUATED IN THE CITY OF CLEARLAKE, COUNTY OF LAKE, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:
Lying within Section 21, Township 13 North, Range 7 West, M.D.M., in the County of Lake, State of California and within the lands of James W. Wilder, as described in a Deed recorded December 13, 1991, as Document Number 91-025446 of Official Records of Lake County, being Parcels One and Two, as shown on a map filed April 12, 1985 in Book 26 of Parcel Maps, at page 28, Lake County Records, described as follows:
A portion of Parcels One and Two, as shown on the above mentioned Book 26 of Parcel Maps, at Page 28, more particularly described as follows:
BEGINNING at a point on the South line of said Parcel One, distant thereon South 89° 34’ 30” East; 438.75 feet from the Southwest corner thereof; thence parallel to the West line of said Parcel One, South 00° 54’ 00” West, 55.08 feet; thence, South 89° 34’ 30” East, 250.00 feet; thence parallel to the West line of said Parcel One, North 00° 54’ 00” East, 430.00 feet to the South line of Burns Valley Road, said line being the South line of a 25 foot Roadway and Public Easement as shown on said Parcel Map; thence along said South line of Burns Valley Road North 89° 34’ 28” West, 250.00 feet to the Northeast corner of that certain parcel of land conveyed to the City of Clearlake, in a Deed recorded July 18, 1991, Document No. 91-014387, Official Records of Lake County; thence parallel to the West side of said Parcel One and continuous to last said City of Clearlake parcel South 00° 54’ 00” West, 364.92 feet to the Point of Beginning.
Pursuant to Lot Line Adjustment No. 01-99, Recorded July 12, 1999 as Instrument No. 99-011880, Lake County Records.
APN: 010-026-420-000

Exhibit A-12-7

EXHIBIT B
(Lessor’s Personal Property)
All of Lessor’s right, title and interest in and to all machinery, equipment, furniture, furnishings, moveable walls or partitions, trade fixtures or other tangible personal property located in, on or about the Leased Property on and as of the Commencement Date, excluding items, if any, included within the definition of Fixtures.

Exhibit B

EXHIBIT C
(Form of Memorandum of Lease)
(See attached.)

Exhibit C

Form of Memorandum of Lease
RECORDING REQUESTED BY,
WHEN RECORDED MAIL TO AND
PREPARED BY:

[________________________]
[________________________]
[________________________]
[________________________]

[Space above for recorder]
MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE
([CITY], [COUNTY], [STATE])
(For Recording Purposes)
THIS MEMORANDUM OF AMENDED AND RESTATED MASTER LEASE (this “Memorandum”) is made and entered into as of this ____ day of ______, 201_, by and between [LESSOR], a [___________] (“Owner”) and [LESSEE], a [___________] (“Master Lessee”), who agree as follows:
RECITALS
A.    Owner and certain of its affiliates from time to time (as their interests may appear, collectively, “Master Lessor”) and Master Lessee are parties to that certain unrecorded Amended and Restated Master Lease dated as of [_______________], 201_ (as the same has been, and may hereafter be, amended, supplemented or modified from time to time in accordance with its terms, the “Master Lease”), pursuant to which Master Lessor leases to Master Lessee, in a single, indivisible and integrated master lease and economic unit, certain Leased Property consisting of certain Land, Improvements, Fixtures and Lessor’s Personal Property, all as more particularly described in the Master Lease, including that certain real property situated in the County of [_______], State of [_________], described in Exhibit “A” attached hereto and incorporated herein by this reference (the “Subject Land”) upon which there are constructed and located certain improvements constituting a senior housing facility (the “Subject Facility”). For purposes of this Memorandum, the Subject Land and the Improvements, Fixtures and Lessor’s Personal Property relating to the Subject Facility are collectively referred to herein as the “Subject Property.” All capitalized terms used herein but not otherwise defined shall have the same meanings as set forth in the Master Lease.
B.    Owner and Master Lessee desire to enter into this Memorandum in order to give notice of the Master Lease.
AGREEMENT
1.    Demise. The Subject Property has been demised, let and leased by Master Lessor to Master Lessee, and taken and accepted by Master Lessee from Master Lessor, all pursuant to and in accordance with the Master Lease; provided, however, that the only Person

[City, ST – Property #___]

comprising Master Lessor that has an interest in the Subject Property is Owner. All provisions of the Master Lease are incorporated herein by this reference.
2.    Term. The initial term of the Master Lease for the Subject Property commenced on the date hereof and expires on [insert pool-specific expiration date]. Master Lessee may extend the term of the Master Lease for the Subject Property for an initial renewal term of _____ (__) years and an additional renewal term of _____ (__), subject to the terms and conditions set forth in the Master Lease.
3.    No Modification. This Memorandum has been executed for purposes of recordation only and shall not modify the provisions of the Master Lease, including the single, indivisible and integrated nature of the Master Lease with respect to the Leased Property, including the Subject Property, or the terms and conditions of any option contained therein. In the event of any inconsistency or conflict between the provisions of this Memorandum and the provisions of the Master Lease, the provisions of the Master Lease shall govern and prevail.
4.    Removal upon Expiration or Termination. Master Lessee covenants and agrees, both on its own behalf and on behalf of its successors and assigns, to execute a quitclaim deed or other recordable instrument sufficient to remove this Memorandum from record title to the Subject Property upon the expiration or sooner termination of the Master Lease and appoints and constitutes Owner and its successors and assigns as its attorney-in-fact, which power shall be coupled with an interest and shall not be revocable or terminable, to execute and deliver and to record such quitclaim deed or other instrument in the name of Master Lessee and its successors and assigns in the event that Master Lessee fails to execute such quitclaim deed or other instrument within seven (7) days after Owner’s written request to execute such quitclaim deed or other instrument after the expiration or sooner termination of the Master Lease.
5.    Counterparts. This Memorandum may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.
[Signature and Acknowledgement Pages Follow]

[City, ST – Property #___]

IN WITNESS WHEREOF, the parties have executed this Memorandum of Master Lease as of the day and year first above written.

“OWNER”	“MASTER LESSEE”
______________________________, a ____________________________ By:____________________________ Name:_________________________ Title:__________________________	________________________________, a ____________________________ By:_______________________________ Name:_____________________________ Title:______________________________

[City, ST – Property #___]

State of California     )
    )
County of     )
On _______________, 201_ before me, ___________________________________, personally appeared ___________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signatures on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature         (Seal)

State of     )
    )
County of     )
On ________________________, 201_, before me, ___________________________________, a Notary Public, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS my hand and official seal.
Signature         (Seal)

[City, ST – Property #___]

EXHIBIT A
Description of Subject Land
[to be attached]

EXHIBIT D
(Form of Operations Transfer Agreement)
[***]

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Exhibit D

EXHIBIT E
(Form of Certificate and Indemnity Agreement)
(See attached.)

Exhibit E

CERTIFICATE AND INDEMNITY AGREEMENT
THIS CERTIFICATE AND INDEMNITY AGREEMENT (this “Agreement”) is made as of [____________] (the “Effective Date”), by Brookdale Senior Living Inc., a Delaware corporation (“Brookdale”), in favor of HCP, Inc., a Maryland corporation (“HCP”), and the parties listed as “Sellers” on the signature pages hereto, which are each an affiliate of HCP (collectively, “Seller”). Each of Brookdale, HCP and Seller are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.
Recitals
I.     Brookdale and HCP are party to that certain Master Transactions and Cooperation Agreement dated as of [__________], 2017 (as the same may have been or may hereafter be amended, the “MTCA”). All capitalized terms used and not defined in this Agreement shall have the meanings assigned to them in the MTCA;
II.    Pursuant to the terms of the MTCA, certain communities that are currently leased to affiliates of Brookdale will be sold (the “Contemplated Sales”) and, in connection therewith, Brookdale agreed to deliver to HCP and its affiliate sellers NNN Transition Community Indemnity Agreements containing the representations, warranties and indemnities more particularly described in the MTCA with respect to each of the Contemplated Sales;
III.    On or about the Effective Date, Seller is [entering into][consummating the transactions contemplated by] the purchase and sale agreement attached hereto as Exhibit A-1 (such agreement, together with any bring-down or similar certificate executed pursuant thereto, the “PSA”) between Seller and the buyer named therein (such buyer, together with any successors, assignees and/or designees of such buyer, “Buyer”) with respect to a sale of the NNN Transition Communit[y][ies] commonly known as [__________] (the “Sale”) and, in connection therewith, is delivering the title affidavit attached hereto as Exhibit A-2 (the “Title Affidavit”) to [________________] (the “Title Company”); and
IV.    In accordance with the terms of the MTCA and in connection with the Sale, Brookdale is delivering to HCP and Seller this Agreement, which constitutes a NNN Transition Community Indemnity Agreement under the MTCA.
Agreement
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brookdale hereby agrees as follows for the benefit of HCP and Seller:
A.    Representations and Warranties. Brookdale hereby represents and warrants to HCP and Seller, as of the Effective Date, that, except as set forth in the disclosure schedules attached hereto as Exhibit B:
1.    Organization. Brookdale is an entity duly organized, validly existing and in good standing under the laws of the state of its organization, and is qualified to conduct business and is in good standing under the laws of each jurisdiction where such qualification is necessary,

1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

except, in each case, to the extent that the failure of any of the foregoing would not result in a Material Adverse Change to Brookdale. For purposes hereof, “Material Adverse Change” shall mean, with respect to Brookdale, any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets, liabilities, financial condition, results of operations or prospects of Brookdale and its affiliates, taken as a whole, other than as a result of (i) changes adversely affecting general economic conditions or the financial and lending markets, (ii) performance by Brookdale or its affiliates of their respective obligations under, and in accordance with the terms of the documents listed on Schedule A.1 hereto (the “BKD Closing Documents”) or (iii) the announcement or pendency of the transactions contemplated by the BKD Closing Documents (the “Transactions”).
2.    Authorization; Valid and Binding. Brookdale has the full right, authority and power to enter into this Agreement and, at the [Closing] (as defined in the PSA), Brookdale and/or its affiliates party to the BKD Closing Documents will have the full right, authority and power to consummate the Transactions and to perform their respective obligations hereunder and, when executed and delivered, under the BKD Closing Documents, and each of the individuals executing this Agreement on behalf of Brookdale is authorized to do so. This Agreement constitutes, and each of the BKD Closing Documents will constitute, a valid and legally binding obligation of each of Brookdale and its affiliates party to such agreement, enforceable against such Person in accordance with its terms, except with respect to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or to general principles of equity. For purposes of this Agreement, “Person” means any individual, sole proprietorship, joint venture, corporation, partnership, limited liability company, governmental authority or other entity of any nature.
3.    Noncontravention. Neither the execution and the delivery of this Agreement by Brookdale, nor the consummation of the Transactions, will (A) violate any provision of any organizational documents in effect as of the Effective Date, as amended or restated, of Brookdale or any of its affiliates party to the BKD Closing Documents, (B) violate any legal requirements to which any of Brookdale or any of its affiliates party to the BKD Closing Documents is subject or by which any of their respective assets are bound, or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of Brookdale or any of its affiliates party to the BKD Closing Documents or by which any such Person is bound or to which any of its respective assets are subject, except with respect to (B) and (C) above where the same would not materially impair or adversely affect such Person’s ability to perform its obligations under this Agreement or any BKD Closing Document.
4.    Patriot Act. Each of Brookdale and its affiliates is in compliance with the requirements of the Orders (as defined below). To Brookdale’s Knowledge (as defined below), none of Brookdale nor any of its affiliates (A) is listed on the Lists (as defined below), (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders, or (C) is owned or controlled by (including without limitation by virtue of such Person (as defined in the Order) being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other Person (as defined in the Order) who has been determined by competent authority to be subject to the

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

prohibitions contained in the Orders. For purposes hereof, (i) “Order” means the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001), (ii) “Orders” means the Order and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury and in any enabling legislation or other executive orders or regulations in respect thereof, and (iii) “Lists” means the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders. For purposes of this Agreement, the term “Brookdale’s Knowledge” shall mean the current actual, conscious knowledge of Todd Kaestner, Chris Maingot, Dawn Kussow and/or Mary Sue Patchett. None of the named individuals whose knowledge is imputed to Brookdale under this Agreement shall bear personal responsibility for any breach of such representations or warranties.
5.    No Material Adverse Effect. To Brookdale’s Knowledge, there is no fact or circumstance relating to any of the NNN Transition Communities that has not been disclosed to HCP or HCP’s affiliates or representatives that could reasonably be expected to result in a material adverse effect on the NNN Transition Community Transfers, taken as a whole.
6.    Purchase Agreement and Title Affidavit Representations and Certifications. To Brookdale’s Knowledge, none of the representations and warranties or certifications made by Seller in the PSA or the Title Affidavit is untrue in any material respect, it being acknowledged and agreed that, for purposes of this Agreement, any qualifications to those representations and warranties or statements which are based on Seller’s knowledge shall (in each case) be deemed to be deleted.
B.    Indemnity Provisions.
1.    Indemnity. Subject to the further provisions of this Section B, Brookdale shall indemnify, defend and hold harmless HCP and Seller from and against any Sale Indemnifiable Losses. For the purposes of this Agreement, “Sale Indemnifiable Losses” means Claims suffered or incurred by HCP and/or Seller attributable to (i) any breach by Brookdale of any of its representations and warranties set forth in Section A.1, Section A.2, Section A.3, and Section A.4 of this Agreement or (ii) any Claim made by Buyer or the Title Company (whether prior to or after the Closing, including on account of the non-satisfaction of any condition to the Closing) pursuant to the terms of the PSA or the Title Affidavit that results from a breach by HCP or Seller of any covenant, representation, warranty or certification therein, provided that Brookdale is in breach of its representations and warranties set forth in Section A.5 or Section A.6 of this Agreement with respect to the same matter; provided, further, however, to the extent that HCP, Seller or any other affiliate of HCP had or obtained knowledge, prior to the execution of [the PSA][ the Closing], that any representations, warranties or certifications in the PSA or Title Affidavit giving rise to any Claim by Buyer were untrue, inaccurate or incomplete in any respect, no Claim for breach of such representation, warranty or certification may be made or asserted by HCP, Seller or any other affiliate of HCP against Brookdale or its affiliates in connection therewith. For purposes of the foregoing, the “knowledge” of HCP, its affiliates, and Seller shall mean the current actual, conscious knowledge of Paul Boethel, Matthew Harrison and/or Kendall Young.

3
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

2.    Survival. The representations and warranties set forth in Section A shall survive the Closing for a period (as applicable, the “NNN Claims Period”) ending on the date that is the earlier of (x) [***] after the date of the Closing and (y) [***] days following the date all representations and warranties of seller relating to the applicable facility and the operation thereof expire pursuant to the terms of the purchase and sale agreement, provided if any claim is timely notified to BKD, such survival period shall be extended until such time as such claim is resolved by the parties by mutual agreement or determined by a court of competent jurisdiction. HCP, Seller and each other affiliate of HCP shall be deemed to have waived all rights and remedies hereunder for any breach by Brookdale of the representations and warranties set forth in Section A if HCP and/or Seller (as applicable) does not notify Brookdale, in writing, of such breach and its claim on or before the last day of the NNN Claims Period and commence an action in accordance with the provisions of Section C.6 within [***] days after delivery of such notice.
3.    Deductible and Cap. Notwithstanding anything to the contrary contained in this Agreement or otherwise, (A) Brookdale and its affiliates shall not have any liability to HCP or any of its affiliates pursuant to this Agreement unless the aggregate amount of the HCP Indemnifiable Losses of HCP and its affiliates under all of the NNN Transition Community Indemnity Agreements collectively exceeds [***] (the “Deductible”), in which event, subject to the terms of subsection 3(B) below, the full amount of such HCP Indemnifiable Losses in excess of such Deductible shall be actionable against Brookdale, and (B) the maximum aggregate liability of Brookdale to HCP and its affiliates pursuant to this Agreement and all of the other NNN Transition Community Indemnity Agreements, collectively, shall not exceed [***], in the aggregate, with respect to all NNN Transition Community Transfers.
C.    Miscellaneous.
1.    Successors and Assigns. Except as specifically provided herein to the contrary, this Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, heirs, administrators and assigns. In no event, however, shall any of the Parties transfer, whether voluntarily, involuntarily, or by operation of law, its interest or obligations in, to or under this Agreement, without the other Parties’ consent, which approval may be given or withheld in each such other Party’s sole and absolute discretion. No transfer by a Party of its interest or obligations in, to or under this Agreement, whether made with or without the other Parties’ consent, shall release a Party of any of its obligations under this Agreement.
2.    Notices. All notices required or permitted to be given to HCP, Seller, or Brookdale under this Agreement shall be given in the same manner provided for the giving of notices to HCP (which shall include Seller) or Brookdale, as applicable, under the MTCA.
3.    Dates. If any date upon which or by which action is required under this Agreement is not a Business Day, then the date for such action shall be extended to the first day that is after such date and is a Business Day.
4.    Construction. The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that

4
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.
5.    Conflict. In the event of a conflict between this Agreement and the MTCA, the provisions of the MTCA shall prevail.
6.    Submission to Jurisdiction. Each Party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) or, in the case of claims over which the federal courts have jurisdiction, the United States District Court for the District of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated hereby. Each Party further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each Party hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) or, in the case of claims over which the federal courts have jurisdiction, the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The provisions of this Section C.6 shall survive the termination of this Agreement.
7.    Waiver of Trial by Jury. The Parties hereby waive trial by jury in action or proceeding arising out of or in connection with this Agreement. The provisions of this Section C.7 shall survive the termination of this Agreement.
8.    Interpretation. When a reference is made in this Agreement to a Section or Exhibit, such reference shall be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.
9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (A) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (B) the Parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.    Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic (.pdf) transmission) in one or more counterparts, and by the Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
[Signature Page Follows]

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

Brookdale Senior Living Inc.,
a Delaware corporation

By: ____________________________
Name:
Title:

[signatures continue]

Certificate and Indemnity Agreement

HCP, Inc.,
a Maryland corporation

By: ____________________________
Name:
Title:

[signatures continue]

Certificate and Indemnity Agreement

Sellers:

[INSERT SIGNATURE BLOCK(S)]

[signatures end]

Certificate and Indemnity Agreement

Exhibit A-1

PSA

(See attached.)

Exhibit A-1 to Certificate and Indemnity Agreement

Exhibit A-2

Title Affidavit

[Attach Title Affidavit, if any.]
[If none, state: “None provided/delivered. Any references to “Title Affidavit” throughout this Agreement do not apply.”]

Exhibit A-2 to Certificate and Indemnity Agreement

Exhibit B

Disclosure Schedules

Exhibit B to Certificate and Indemnity Agreement

Schedule A.1

BKD Closing Documents

Schedule A.1 to Certificate and Indemnity Agreement

EXHIBIT F
(Form of Cash Flow Lease)
(See attached.)

Exhibit F

Execution Version

LEASE AGREEMENT
by and among
Each entity listed as a Tenant on Schedule 1 attached hereto (the “Tenant”),
Each entity listed as a Landlord on Schedule 1 attached hereto (the “Landlord”)
and
Each entity listed as an OpCo on Schedule 2 attached hereto (each, an “OpCo”)

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Section 8.	REGULATORY AND CONTRACTUAL REQUIREMENTS	14
8.1	Licenses and Other Requirements	14
8.2	[***]	15
8.3	Legal Proceedings	15
8.4	Landlord Compliance	16
8.5	Resident Records	16
Section 9.	REPAIRS, MAINTENANCE AND REPLACEMENTS; EMERGENCY SITUATIONS; CASUALTY; AND CONDEMNATION	16
9.1	Repairs and Maintenance Expenditures	16
9.2	Routine Capital Expenditures	16
9.3	[Intentionally Deleted]	18
9.4	Emergency Situations	18
9.5	Prevention of Liens	18
9.6	Ownership of Property	19
9.7	Landlord to Provide Funds	19
9.8	Damage and Repair	19
9.9	Condemnation	21
Section 10.	INSURANCE	21
10.1	Community Insurance	21
10.2	Mutual Waivers	22
10.3	Cooperation With Insurance Carriers	22
10.4	Insurance Claims	22
Section 11.	HOME OFFICE PERSONNEL; ALLOCATION OF CERTAIN EXPENSES	22
11.1	[***]	23
11.2	[***]	23
Section 12.	PROPRIETARY MARKS; INTELLECTUAL PROPERTY AND OTHER PERSONAL PROPERTY	23
12.1	Landlord Proprietary Marks	23
12.2	Ownership of Proprietary Marks	23
12.3	Intellectual Property	24
12.4	Breach of Covenant	24
Section 13.	REPRESENTATIONS AND WARRANTIES	24
13.1	Status	24
13.2	Authority and Due Execution	24
13.3	Litigation	25
13.4	No Conflict	25
Section 14.	DEFAULTS AND TERMINATION OF AGREEMENT	25
14.1	Defaults	25
14.2	Remedies	26

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

14.3	[Intentionally Deleted]	27
14.4	Other Termination Rights	27
14.5	Payments upon Termination	28
Section 15.	LEGAL ACTIONS, INDEMNITIES AND LIMITATION OF LIABILITY	28
15.1	Legal Actions	28
15.2	Indemnification	29
15.3	Limitations on Landlord’s Liability	29
15.4	[***]	30
15.5	[***]	31
Section 16.	MISCELLANEOUS	31
16.1	Assignment	31
16.2	Tax Treatment	32
16.3	Retention of Authority by Landlord	32
16.4	Notices	32
16.5	Binding Agreement	33
16.6	Relationship of Parties	33
16.7	Interpretation	34
16.8	Entire Agreement; Amendments	34
16.9	Governing Law	34
16.1	Submission to Jurisdiction	34
16.11	Expert Decisions	34
16.12	Time	36
16.13	Further Assurances	36
16.14	Attorneys’ and Other Fees	36
16.15	Severability	36
16.16	Counterparts	37
16.17	Confidentiality of Information	37
16.18	Force Majeure	37
16.19	Estoppel Certificates	38
16.2	Interim Structures	38
16.21	Definitions	38

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

LEASE AGREEMENT
THIS LEASE AGREEMENT (this “Agreement”), dated as of November 1, 2017 (the “Effective Date”), is entered into by and among HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, a HCP Senior Housing Properties Trust, a Delaware statutory trust, a HCP MA3 California, LP, a Delaware limited partnership and a HCP HB2 North Bay Manor, LLC, a Delaware limited liability company (collectively, “Landlord”), Emeritus Corporation, a Washington corporation and Senior Lifestyle North Bay Limited Partnership, a Delaware limited partnership (collectively, “Tenant”), and HCP Palm Springs OpCo, LLC, a Delaware limited liability company, HCP Yreka OpCo, LLC, a Delaware limited liability company, HCP Fortuna OpCo, LLC, a Delaware limited liability company and HCP Clearlake OpCo, LLC, a Delaware limited liability company (each, an “OpCo”).
R E C I T A L S
A.    The parties hereto hereby acknowledge that each Tenant set forth on Schedule 1 attached hereto, leased from each Landlord set forth on Schedule 1, the senior living community identified next to its name on Schedule 1 (each, a “Community”; and collectively, the “Communities”) pursuant to the lease identified on Schedule 1 (each, as applicable, the “Prior Lease”).
B.    Each of Landlord and Tenant has agreed to terminate, and has terminated, the Prior Lease with respect to each Community, and to enter into this Agreement.
C.    From and after the Effective Date, Landlord desires to lease the Communities to Tenant and Tenant desires to lease the Communities from Landlord upon the terms set forth in this Agreement.
D.    Certain entities comprising Landlord and certain entities comprising Tenant have entered into an amendment to one of the Prior Leases (the “Prior Lease Amendment”) to extend the term of such Prior Lease with respect to each senior living community identified next to its name on Schedule 2 (each, a “Delayed Commencement Community”) until the earliest to occur of (a) November 30, 2017, (b) the date of consummation of the sale, or transfer of operations, of such Delayed Commencement Facility and (c) the first date on which (i) the applicable OpCo identified next to such Delayed Commencement Facility on Schedule 2 shall have filed an application with the California Department of Social Services to be licensed to operate such Delayed Commencement Community, (ii) the applicable Landlord entity shall have leased such Delayed Commencement Community to the applicable OpCo pursuant to a “TRS” lease (a “TRS Lease”), (iii) such OpCo shall have entered into a management agreement with an “eligible independent contractor” for such Delayed Commencement Community (as more particularly described in the Prior Lease Amendment) (each such agreement, a “Management Agreement”), and (iv) such Delayed Commencement Community shall have been added to this Lease as a Community and the applicable OpCo shall have become a Landlord entity (with respect to any Delayed Commencement Community, the first date on which all of the conditions described in clauses (i) through (iii) shall have been satisfied, the “Delayed Commencement Date”). If the Delayed Commencement Date with respect to any Delayed Commencement Community occurs on or before November 30, 2017, and prior to the sale, or transfer of operations, of such Delayed Commencement Facility, the parties hereto desire to add such Delayed Commencement Community to this Lease as a Community, and to have the applicable OpCo become a Landlord entity, pursuant to Section 2(b) hereof.
NOW, THEREFORE, Landlord, Tenant and OpCo hereby agree as follows:
T E R M S
SECTION 1.    LEASE OF COMMUNITIES; OPERATIONAL STANDARDS.
1.1    Lease of Communities. Subject to the terms and conditions set forth in this Agreement, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord all of Landlord’s rights, title and interest in and to the Communities. Tenant agrees to lease, operate, supervise, direct and control the day-to-day business activities, operations, and subleasing of the Communities and in the course of doing so, to engage in the activities required hereunder (such operational and other activities, the “Operational Activities”). Landlord and Tenant further agree that, to the extent applicable and notwithstanding anything to the contrary set forth in this Agreement, as the licensed operator of the Communities, Tenant shall have ultimate responsibility for the care provided at the Communities and for the compliance of the Units located within each of the Communities with applicable law.
1.2    Operational Standards.
1.2.1    Subject to (i) adequate funds being available from Gross Revenues or otherwise provided by Landlord to Tenant, and (ii) the other terms of this Agreement, Tenant shall use commercially reasonable efforts to engage in the Operational Activities contemplated by the terms of this Agreement in accordance with Tenant’s Standards and in compliance with all applicable Legal Requirements, the Controlling Documents and the Approved Budget. Tenant shall at all times act in good faith, exercise the care and diligence necessary, and use commercially reasonable efforts to achieve such standards of practice, and all references to “commercially reasonable efforts” or “good faith” contained in this Agreement shall be interpreted in light of this Section 1.2.1. Tenant shall not change or alter the Applicable Use of any Unit within any Community without the prior written consent of Landlord, provided that the foregoing shall not be deemed to prohibit Tenant through its Affiliates from providing any Ancillary Services to any Community in accordance with the provisions of Section 3.18 hereof.
1.2.2    Landlord understands that Tenant or an Affiliate of Tenant leases, manages and/or operates other senior housing communities that are owned or leased by Tenant or its Affiliates and also for third parties (collectively, “Other Facilities”) that compete or may potentially compete with one or more of the Communities. Accordingly, Landlord and Tenant agree that: (a) occasional conflicts are inherent and unavoidable, and (b) Tenant shall act in good faith and shall be honest and impartial and shall use commercially reasonable and good faith efforts to cause its employees and agents to be honest and impartial in regard to the conflicts between the Communities and the Other Facilities with respect to marketing and operating the Communities and each of the Other Facilities

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SECTION 2.    TERM; DELAYED COMMENCEMENT COMMUNITIES.
(a)    The term of this Agreement (the “Term”) shall commence on the Effective Date, and shall continue, unless otherwise earlier terminated (in whole or in part) as provided in this Agreement, until June 30, 2019. Notwithstanding anything to the contrary in this Agreement, Landlord shall have the right, in its sole discretion, to terminate this Agreement in whole or with respect to one or more of the Communities at any time prior to the expiration of the Term, by delivery of not less than forty-five (45) days’ prior written notice to Tenant. If Landlord elects to terminate this Agreement with respect to one or more, but not all of the Communities, in accordance with the immediately prior sentence, this Agreement shall continue in full force and effect with respect to all of the remaining Communities for the remainder of the Term, subject to the terms of this Section 2.
(b)    Effective upon the Delayed Commencement Date with respect to any Delayed Commencement Community, and without the need for any further action by the parties, such Delayed Commencement Community shall be a Community, and the applicable OpCo shall be an entity comprising Landlord, for all purposes of this Lease. If the applicable OpCo with respect to any Delayed Commencement Community is issued a license to operate such Delayed Commencement Community from the California Department of Social Services, then, effective upon the issuance of such license, and without the need for any further action by the parties, this Agreement shall terminate with respect to such Delayed Commencement Community, it being acknowledged that the Management Agreement with respect to such Delayed Commencement Community will become effective concurrently with such termination.
SECTION 3.    COMMUNITY RESPONSIBILITIES OF TENANT. Without limiting Tenant’s general obligations under Section 1 above, and in addition to any other duties and obligations of Tenant set forth in this Agreement, in connection with the supervision, direction, operation and control of the Communities during the Term, Tenant shall (either directly or through supervision of employees of Tenant or an Affiliate of Tenant) subject to (i) adequate funds being available from Gross Revenues or otherwise provided by Landlord to Tenant and (ii) the other terms of this Agreement, implement all aspects of the operation of the Communities and perform and observe or cause to be performed and observed, the following:
3.1    Operation and Affairs (Generally). Implement the operations and business affairs of the Communities, including, but not limited to, the provision of services and assistance to Residents of the Communities, staffing, accounting services (but not audit services), billing, collection, marketing, maintenance, construction coordination, advertising, rate setting, general on-site administration and establishing and using commercially reasonable efforts to implement appropriate operational policies and procedures in order to ensure that the Communities are operated in accordance with the Tenant’s Standards and all Legal Requirements. Tenant shall at all times act in good faith and use commercially reasonable efforts to ensure that the Communities are operated in a safe and responsible manner.

3
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

3.2    Operation and Employees. Recruit, select, employ, train, supervise, discharge and manage all employment relations matters with all employees and personnel necessary for the effective operation of the Communities for its Applicable Use in accordance with Tenant’s Standards and as required by applicable Legal Requirements. [***]. Each of the employees shall be recruited, hired, replaced by Tenant from time to time and promoted, directed, assigned and discharged, all within Tenant’s sole discretion.
3.3    Health Care Licenses. Tenant shall use commercially reasonable efforts to maintain all Licenses required for the lawful operation of the Communities in full force and effect during the term of this Agreement. For the avoidance of doubt, any and all costs incurred by Tenant from and after the Effective Date in connection with pursuing, obtaining, maintaining, renewing and/or administration of any Licenses shall be a Community Expense.
3.4    Billing and Collections. Issue bills for services and materials furnished by the Communities and collect accounts receivable and monies owed to the Communities; design and maintain accounting, billing and collection records; and, to the extent applicable, prepare and file, or supervise the preparation and filing of all necessary or desirable billings, applications, reports and claims related to revenue production. Without limiting the foregoing, Tenant agrees to establish and maintain sound billing and collection procedures and methods so as to minimize Bad Debt. Landlord expressly appoints Tenant, to the extent permitted by Legal Requirements, as its agent to administer, process and collect, on Landlord’s behalf and in its name, any third party receivables that are due to Landlord (as compared to Tenant in its capacity as the licensed operator of the Communities). Tenant shall have the right to enforce Landlord’s rights as creditor under any contract to which Landlord is a party relating to any Community and/or in connection with Tenant’s rendering of any services at the Communities for the purposes of collecting accounts receivable and monies owed Landlord, Tenant and/or the Communities, and Tenant shall use commercially reasonable efforts to collect all such receivables and monies. Any actions taken by Tenant to enforce any contract or collect such accounts receivable and monies owed shall be in accordance with Legal Requirements. All receipts (except for Residents’ security deposits, which shall be handled as specified in Section 3.11 below) shall be collected in the Bank Account in accordance with the CMP.
3.5    Services and Purchasing. Administer, supervise, coordinate and schedule all services of the Communities, including the provision of Resident services as Tenant deems appropriate in accordance with Tenant’s Standards and the Approved Budget. Tenant may use, on behalf of the Communities, such purchasing systems and procedures developed by or otherwise available to Tenant within Tenant’s System. [***].
3.6    Payment Services. Provide for the timely payment of accounts payable, employee payroll taxes, taxes and assessments, insurance premiums, mortgage and loan payments and other obligations of, or secured by an interest in, the Communities.
3.7    Community Relations. Establish and carry out appropriate public and community relations programs in accordance with the Approved Budget and Tenant’s Standards.
3.8    Manuals. Furnish policy manuals of the Communities and update such policy manuals from time to time. All such manuals shall be the sole and exclusive property of

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Tenant and Tenant shall be under no obligation to update and/or maintain such policies and procedures over time, except to comply with Legal Requirements and Tenant’s Standards. At the termination of this Agreement with respect to any Community, for any reason whatsoever, such policy manuals furnished or utilized by Tenant shall remain the exclusive property of Tenant and any copies of such policies in Landlord’s possession at or in connection with such Community shall be returned directly to Tenant.
3.9    Insurance. Subject to Section 10, obtain and maintain insurance coverage for the Communities, including insurance coverage naming Landlord and such other Persons as may be required by Section 10 or reasonably requested by Landlord as additional insureds and/or loss payees.
3.10    Contracts. Negotiate and enter into such agreements, contracts, leases and orders as Tenant may deem necessary or advisable for the furnishing of services, concessions and supplies for the operation and maintenance of the Communities in accordance with the Approved Budget and Tenant’s Standards. Notwithstanding the foregoing, the following shall apply:
3.10.1    [Intentionally Deleted].
3.10.2    [Intentionally Deleted].
3.10.3    [***].
3.10.4    [***].
3.10.5    [***].
3.10.6    [***].
3.10.7    [***].
3.11 [***].

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

3.12    [Intentionally Deleted].
3.13 [***].
3.14    Quality Control. Implement and maintain a program to provide periodic objective measurements of the quality of services provided at the Communities, which may utilize Resident questionnaires, surveys, and interviews, periodic inspection, and such other techniques as Tenant may reasonably deem necessary to maintain the quality of services at the Communities in accordance with Tenant’s Standards and the Approved Budget.
3.15    Overall Business Plan. Tenant shall implement and maintain a marketing program consisting of advertising, public relations and related activities for the purpose of promoting the business of the Communities and direct the marketing efforts for the Communities in accordance with Section 6.1 hereof. Tenant shall also prepare brochures and other promotional materials for distribution to assist in leasing units in the Communities to Residents. The expenses for all such items and marketing program shall be included in the Approved Budget, and the actual expenses therefor shall be paid out of the Bank Account in accordance with the CMP and treated as Community Expenses.
3.16    [Intentionally Deleted].
3.17    Additional Obligations. Tenant acknowledges and agrees that Tenant shall be required to meet timely the material requirements of (i) any Community Mortgage relating to any Community (including any reporting requirements under any Community Mortgage), (ii) any lease (as amended or modified from time to time, a “Superior Lease”) pursuant to which Landlord leases all or any portion of any Community (including any TRS Lease), and (iii) any covenant, easement, condition, restriction or agreement affecting Landlord’s title (whether fee, leasehold or otherwise) to any Community and recorded among the land records of the jurisdiction in which such Community is situated (collectively, “Title Encumbrances,” and collectively, with any Community Mortgage and any Superior Lease, the “Controlling Documents”) that are within the commercially reasonable ability of Tenant to perform, provided that in the case of such Controlling Documents, such obligations were contemplated by any Prior Lease and copies of such Controlling Documents have been provided to Tenant. For the avoidance of doubt, Landlord has the right to enter into a Superior Lease with an Affiliate for any Community as part of a RIDEA Transaction involving such Community.
With respect to any notices, reports or other information required to be delivered under any Controlling Document pursuant to the terms of this Section 3.17, Tenant shall use commercially reasonable efforts to provide the same to Landlord in sufficient time for Landlord to reasonably review any such notices, reports or other information and deliver the same to the party entitled thereto prior to the date due under such Controlling Document.
Notwithstanding anything to the contrary contained in this Agreement, Tenant shall have no obligation to execute and/or deliver any document, agreement or certificate in favor of any lender or any superior landlord or in connection with any Controlling Document.
3.18 [***].

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SECTION 4.    RESPONSIBILITIES OF LANDLORD. Landlord makes the following covenants which are material covenants and upon which Tenant is relying as an inducement to enter into this Agreement:
4.1    Payment of Costs and Expenses. Except as otherwise expressly provided in this Agreement, all fees, costs, expenses, liabilities, payments and purchases arising out of, relating to or incurred in the ownership, operation or financing of the Communities, including, without limitation, the fees, costs, payments and expenses of consultants and professionals, Community Expenses, capital expenditures and any costs associated with any Controlling Documents, shall be the sole responsibility of Landlord. Except as otherwise expressly provided in this Agreement, Tenant, by reason of the execution of this Agreement or the performance of its services under this Agreement, shall not be liable for or deemed to have assumed any liability for such fees, costs, liabilities and expenses, or any other liability or debt of Landlord whatsoever, arising out of or relating to the Communities or incurred at any of its administrative offices in the performance of its obligations hereunder. Except as expressly provided in this Agreement to be at the expense or cost of Tenant, Tenant shall have no other obligations to advance any sums in connection with the operation, financing, ownership or maintenance of any of the Communities.
4.2    Cooperation. Landlord will cooperate with Tenant to allow Tenant to perform its services under this Agreement and will furnish Tenant with all information reasonably required by it for the performance of its services under this Agreement. During the Term, Landlord will permit Tenant full access to the Communities.
4.3    Approvals and Documents. Other than any review and approval pursuant to Section 6, the procedures and timing for which will be governed by Section 6, below, Landlord will review all requests for approvals and documents submitted by Tenant for approval or consent and render decisions pertaining thereto, when required, as promptly as practicable, to avoid unreasonable delay in the progress of Tenant’s work, and, in any event, if Landlord shall not respond affirmatively in writing to the notice for Landlord’s consent or approval within fifteen (15) days after the first notice is sent, Tenant may send a second notice to Landlord. Any such second notice shall include the following statement, prominently displayed at or near the beginning of Tenant’s request for consent or approval, in a size of type at least equal to the largest size of type otherwise used in the request for consent or approval: “FAILURE TO REPLY TO THIS COMMUNICATION WITHIN TEN (10) DAYS WILL RESULT IN LANDLORD’S DEEMED CONSENT TO THE MATTER DESCRIBED BELOW”. If Landlord does not respond affirmatively in writing to such second notice within ten (10) days after the second notice is sent, Landlord shall be deemed to have approved or consented to the matter submitted to Landlord. Subject to Landlord’s reasonable review and approval thereof, Landlord shall execute and deliver any and all applications and other documents reasonably necessary or proper to be executed by Landlord in connection with the operation of the Communities. Notwithstanding anything to the contrary in this Agreement, in order to expedite Landlord’s consent or approval to any matters or documents requiring Landlord’s approval or consent under this Agreement, Landlord’s consent or approval may be given and/or evidenced by a writing transmitted via e-mail between or among the appropriate representative(s) of Landlord and Tenant.

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

4.4    Rights to Inspect and Review. Subject to any necessary restrictions or applicable Legal Requirements, including, but not limited to, any laws governing the confidentiality of resident and employee records, Landlord, its accountants, attorneys, agents and any of Landlord’s lenders shall have the right to enter upon any part of any of the Communities at any time during normal business hours and upon at least 24 hours’ notice (and at any time if an Emergency Situation exists) for the purposes of examining or inspecting the same or examining and making extracts and copies (using each Community’s copying equipment) of the books and records (including underlying contracts, agreements, instruments and other documents relating thereto) of the Communities or of Tenant pertaining to the operation or licensure of the Communities or for any other purpose, including audits, of the Communities which Landlord, in its sole discretion, shall deem necessary or advisable, but the same shall be done with as little disruption to the business of the Communities as practicable. Books and records of each of the Communities shall be kept at such Community and/or Tenant’s corporate offices. In the case of books of account and other records located at Tenant’s corporate office, Tenant shall make adequate space and copying equipment available to Landlord’s accountants, attorneys, agents and any of Landlord’s lenders to audit, examine and make copies of such books of account and other records. Tenant shall reasonably cooperate with any such audit and inspection, including, without limitation, providing commercially reasonable access to responsible employees of Tenant and Home Office Personnel to respond to questions in connection therewith.
SECTION 5.    Rent.
5.1    Rent. During the Term, Tenant shall pay to Landlord, in accordance with the terms of Section 5.1, monthly Rent in lawful money of the United States of America, which shall be legal tender for the payment of public and private debts, without offset or deduction, in the amounts described on Schedule 5.1 (and subject to the Rent Adjustment and the Additional Rent Adjustment). Payments of Rent shall be made by wire transfer of immediately available funds initiated by Tenant to Landlord’s account or to such other Person as Landlord from time to time may designate in writing, subject to the CMP.
SECTION 6.    BUDGETS AND REPORTS.
6.1    Budget. The budgets for each of the Communities for the balance of 2017 and for 2018 (collectively, the “Initial Approved Budget”) have been approved by the parties for the periods covered thereby. On or before November 30 of each Fiscal Year (starting with 2018), Tenant shall deliver to Landlord a preliminary annual forecast of operations for each Community for the upcoming Fiscal Year (“Preliminary Annual Budget”). Each Preliminary Annual Budget will be in the form of the Initial Approved Budget (or such other form reasonably approved by Landlord) and include the detailed information specified therein, and in all events will include an estimate, on an Accounting Period basis, of operating revenues, expenses and EBITDAR, together with an explanation of anticipated Resident charges, payroll rates, non-wage cost increases, and all other factors differing from the then current Fiscal Year compared on a line item basis for each Community to Tenant’s commercially reasonable estimate of current Fiscal Year actual plus projected results, showing the budgeted year-over-year dollar and percent increase for each budgeted line item. Tenant will meet with Landlord (in person or by teleconference) to review the Preliminary Annual Budget, and the Tenant and Landlord shall cooperate reasonably and in good faith with one another to agree timely upon a final Annual

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Approved Budget. Landlord shall have twenty (20) days after receipt of the Preliminary Annual Budget (the “Annual Budget Review Period”) to review and approve such Preliminary Annual Budget, and during such period Tenant will meet with Landlord (in person or by teleconference) to review the Preliminary Annual Budget and the parties will cooperate reasonably and in good faith with one another to agree upon a final Annual Approved Budget. Provided that Tenant has complied with the provisions of Section 4.3 hereof, if Landlord fails to provide any objection to the Preliminary Annual Budget within the Annual Budget Review Period, the Preliminary Annual Budget as submitted by Tenant shall be deemed the Annual Approved Budget for the applicable Fiscal Year. Landlord may approve portions of the Preliminary Annual Budget, but disapprove or object in writing to specific items or categories therein. If Landlord objects in writing to the Preliminary Annual Budget, or any specific items or categories therein, within the Annual Budget Review Period, Tenant may revise the Preliminary Annual Budget to address Landlord’s objections and resubmit a revised Preliminary Annual Budget to Landlord for approval. The parties will attempt to resolve in good faith any objections by Landlord prior to the commencement of the upcoming Fiscal Year. The Preliminary Annual Budget for each Fiscal Year as approved (or deemed approved) by Landlord and Tenant (or as determined by the Expert as provided in Section 6.4 below) shall be resubmitted to Landlord as the final “Annual Approved Budget” (with any agreed upon or determined corrections or adjustments thereto), and each of the Initial Approved Budget and each Annual Approved Budget shall also be referred to herein as the “Approved Budget”; provided, however, that if Landlord has approved portions of the Preliminary Annual Budget, but specific items or categories remain unresolved (the “Unresolved Items/Categories”), then, until resolution of such Unresolved Items/Categories (either by agreement of the parties or as determined by the Expert as provided in Section 6.4 below), the “Annual Approved Budget” shall consist only of those approved portions of the Preliminary Annual Budget, and shall exclude such Unresolved Items/Categories. Upon resolution of such Unresolved Items/Categories, the partially approved Annual Approved Budget then in effect shall be updated or amended to include the resolution of such previously Unresolved Items/Categories, and shall thereafter be the final “Annual Approved Budget”. If an Preliminary Annual Budget (or any Unresolved Items/Categories) has not been approved prior to the start of each year, then Tenant shall use its commercially reasonable and good faith efforts to operate the Communities as provided in the last Approved Budget (or as set forth in the partially Approved Annual Budget for the current year (i.e., excluding the Unresolved Items/Categories)) for the Communities, provided that Tenant shall not be required to expend its own funds in that regard. Tenant is authorized to pay operating costs and make capital expenditures in accordance with the Initial Approved Budget, and, when the Annual Approved Budget for any future Fiscal Year has been approved (or deemed approved) by Landlord or upon resolution by the Expert, Tenant is authorized to pay operating costs and make capital expenditures in accordance with such Annual Approved Budget.
6.1.1    Budget. The Approved Budget shall be comprised of an Operating Budget (as described in Section 6.1.1(b)) covering the operation of each of the Communities for the Term and a Capital Budget (as described in Section 6.1.1(a)) covering proposed capital expenditures to be made with respect to each of the Communities for the Term. Tenant shall not expend more than the applicable amounts approved in the Capital Budget or Operating Budget respectively except as permitted otherwise herein.

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(a)    Capital Expenditures Budget. The Approved Budget shall include a capital budget (the “Capital Budget”) for each Community outlining a program of capital expenditures (for Routine Capital Expenditures contemplated by Section 9.2.1) as may be (a) mandatory or required by applicable Legal Requirements, or (b) highly recommended in Tenant’s commercially reasonable business judgment in order for Tenant to manage and operate the applicable Community to the Tenant’s Standards, or (c) desirable in Tenant’s commercially reasonable business judgment, in each case during the Term. The Capital Budget shall designate each proposed capital expenditure as either “mandatory”, “highly recommended” or “desirable”. An expenditure shall be considered “mandatory” if such expenditure is required by applicable Legal Requirements, or if such expenditure, if not made would, in Tenant’s commercially reasonable business judgment, (i) cause any Community to lose or put at risk its Licenses; (ii) place at risk the safety of a Resident or employee of any Community; (iii) cause the issuance of a formal notice that the Licenses for any Community, or any portion thereof, will be revoked or suspended or qualified in any material adverse respect; or (iv) subject Landlord or Tenant to civil or criminal prosecution, fine or Claim. Landlord may approve or reject, in its commercially reasonable, good faith discretion, each proposed capital expenditure, except those indicated as “mandatory”, provided that, if requested by Landlord, Tenant shall demonstrate to the commercially reasonable satisfaction of Landlord the “mandatory” nature of such capital expenditure.
(b)    Operating Budget. The Approved Budget shall include an operating budget (the “Operating Budget”) for each Community setting forth the estimated operating revenues and expenses related to the operation, marketing and leasing of such Community, including, without limitation, Employment Costs, third party expenses and payments to Tenant for out-of-pocket expenses, including travel costs associated with special projects and other Community Expenses for the Term.
6.1.2    [Intentionally Deleted]
6.1.3    Accuracy of Approved Budgets and Projections. Notwithstanding anything in this Agreement to the contrary, Landlord hereby acknowledges that projected revenues contained in any Approved Budget may not be realized and projected expenses and capital expenditures in the Approved Budget may be exceeded by actual operating expenses or capital expenditures (subject, however, to the other limitations and provisions of this Agreement with respect thereto), as applicable, incurred in connection with the operation and maintenance of each of the Communities. Tenant is not providing a guarantee or warranty as to the projected revenue, operating expenses or capital expenditures of any Community. Nothing contained in this Section 6.1.3 shall, however, be deemed or construed to relieve Tenant of its obligations under this Agreement, including the obligations of Tenant pursuant to the other subsections of this Section 6.1 or with respect to Approved Budget variances as provided in Section 6.3 hereof.
6.2    Reports. During the Term, Tenant shall be obligated to produce and deliver to Landlord the same reporting as Tenant produced and delivered pursuant to the Prior Lease.
6.3    Budget Variances. Tenant may incur and expend amounts as a Community Expense consistent with the Approved Budget. Tenant may incur and expend amounts as a

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Community Expense in excess of the Approved Budget without the consent of Landlord, provided that such amounts (a) are incurred as a result of an Emergency Situation beyond the commercially reasonable control of Tenant in accordance with the provisions of Section 9.4 hereof, (b) relate to taxes and assessments, insurance costs should there be a material change in the insurance market for a particular type of coverage, or utility costs (i.e., uncontrollable expenses), or (c) are incurred as a result of an increase in a third-party expense which was unexpected, not budgeted and outside Tenant’s control. In addition to the foregoing, Tenant may incur and expend amounts as a Community Expense in excess of the Approved Budget without the consent of Landlord, provided further that (i) the total applicable quarterly or year-to-date Approved Budget (on a Community-by-Community basis) is not exceeded by more than [***] of the total quarterly or year-to-date Approved Budget for all expense categories (on a Community-by-Community basis) (other than those described in clause (c) of the preceding sentence and those described in Sections 9.2.3) and (ii) with respect to any expense category in the Approved Budget (other than those described in Sections 9.2.3 ), the total applicable quarterly or year-to-date expense category amount in the Approved Budget therefor (on a Community-by-Community basis) is not exceeded by more than the greater of [***] for such expense category. Notwithstanding the foregoing, if at any time the year-to-date Community Expenses for any expense category in the Approved Budget (on a Community-by-Community basis) are exceeded, or Tenant reasonably determines that such year-to-date Community Expenses for any expense category are likely to exceed the year-to-date Approved Budget (on a Community-by-Community basis), then Tenant will provide a reforecast of the Community Expenses for the applicable Community for the remainder of the year within thirty (30) days of reporting the variance or Tenant’s reasonable determination that there is likely to be such a variance and shall explain in reasonable detail the reasons for any changes or expected changes in the Approved Budget. Except as expressly permitted under this Section 6.3 or elsewhere in this Agreement, Tenant shall not incur or expend any amounts as a Community Expense or otherwise in excess of the Approved Budget, without the prior approval of Landlord, which approval may be obtained by Tenant submitting to Landlord a revised Approved Budget for the remainder of the Term reflecting such variances or expected variances and obtaining Landlord’s approval thereto, or obtaining Landlord’s approval to such reforecast and changes or expected changes to the previously Approved Budget. Tenant shall maintain copies of documentation regarding expended amounts in excess of the Approved Budget and provide the same to Landlord in connection with its Community reporting.
6.4    Failure to Approve Budgets. Notwithstanding anything to the contrary in this Section 6, if, after Landlord and Tenant have acted in good faith and with commercial reasonableness to consider a Preliminary Annual Budget, consensus cannot be reached among the parties as to such Preliminary Annual Budget, or there are otherwise any Unresolved Categories/Items contained therein, as applicable, then within forty-five (45) days following the Annual Budget Review Period, either party may elect to submit the same to the Expert as provided in Section 16.11 to determine the items for which consensus has not been reached. In the event either party exercises its right to submit such matters to the Expert, the Expert shall be entitled to take into consideration the past performance of the Communities, the state of the housing markets, applicable industry trends and the general economic conditions for the markets in which the Communities are located. Nothing contained herein shall be deemed a waiver of Tenant’s obligation to timely prepare and submit to Landlord the Preliminary Annual Budget.

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SECTION 7.    BANK ACCOUNTS, TAXES AND WORKING CAPITAL.
7.1    Cash Management Policies. Notwithstanding any other provision in this Agreement to the contrary, Tenant shall implement and comply with the cash management policies set forth on the attached Schedule 7.1. Any changes to the CMP shall be subject to Landlord’s prior written approval in its sole discretion.
7.2    Taxes and Assessments
7.2.1    Payment of any federal, state or local taxes, levies, assessments or other governmental charges that are imposed on any Community and accrue during the Term of this Agreement are the responsibility of the Landlord, not of Tenant, but Tenant shall be responsible for the timely payment of (and, except with respect to any returns for which Landlord is responsible pursuant to Section 7.2.1(c) below, timely filing of returns for) any such tax or imposition on any Community from the Bank Account in accordance with the CMP as a Community Expense and for accounting for any such payment in the books and records that Tenant is required to maintain pursuant to this Agreement; provided, however, nothing herein shall be construed as relieving Tenant of its obligation, as the licensed operator of the Communities, to pay such filing fees as may be due and owing in order to maintain the Licenses for the Communities in full force and effect. Landlord agrees to provide or make available to Tenant all information in Landlord’s possession or control as reasonably necessary for Tenant to comply with the terms of this Section 7.2. Such taxes and governmental obligations include, but are not limited to:
(a)    property taxes;
(b)    ad valorem, sales, use, transaction privileges, rent or similar taxes;
(c)    gross receipts or gross revenues taxes; in such regard, a tax that may be designated or referred to as a franchise or doing business tax but which is in effect a tax on gross receipts or revenues shall be treated as a gross receipts tax including, without limitation, any franchise or margin tax, as in effect as of the date hereof, that is required to be paid under Chapter 171 of the Texas Tax Code or due to House Bill No. 3, 79th Legislative, 3rd Called Special Session, 2006 levied against Landlord in lieu of ad valorem taxes on the Communities or otherwise as a result of property tax reform in the State of Texas (and, relative to the aforesaid Texas taxes and any other such gross receipts or gross revenues taxes required to be filed on a unitary return with Landlord and its Affiliates, Landlord shall prepare and file the necessary tax returns for such taxes and shall provide directions to Tenant relative to the payment of such taxes five (5) Business Days before such payments are to be made, and Tenant shall reimburse Landlord for such taxes as and when directed by Landlord, using funds from the Bank Account in accordance with the CMP, and shall account for such tax payments in the books and records of the Communities as described above). For avoidance of doubt, Tenant shall prepare and file the necessary returns for, and pay from the Bank Account in accordance with the CMP as a Community Expense any of the aforesaid taxes (other than such Texas taxes and any such other such gross receipts or gross revenues taxes required to be filed on a unitary return with Landlord and its Affiliates);
(d)    excise taxes;

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(e)    any sales taxes due on the Operational Activities provided under this Agreement;
(f)    assessments for public improvements;
(g)    water, sewer or other utility levies;
(h)    filing, inspection and other fees and related expenses in connection with obtaining, maintaining, renewing and replacing Licenses for the Communities; and
(i)    all other governmental charges assessed against the Communities.
7.2.2    Tenant shall use commercially reasonable efforts to cause the Communities to be operated in a manner to best assure that Landlord and the Communities receive all benefits of federal, state, county, municipal and city or district tax exemptions and/or credits available thereto. Landlord may initiate and prosecute proceedings to contest or appeal any tax or governmental obligation referenced above (in which case, each party agrees to sign the required applications and to proceed in a commercially reasonable manner, and otherwise cooperate with the other party, in connection with any such contest or appeal), and all reasonable costs of any negotiations or proceedings with respect to any such contest or appeal shall be borne by Landlord. Landlord shall have the right to approve any settlement of any such contest or appeal. Landlord shall be obligated to pay from its own funds, and not from the Bank Account or as a Community Expense, any federal, state or local income taxes or capital stock or franchise taxes (subject to the provisions above regarding taxes that are in affect gross receipts or gross revenues taxes) imposed on Landlord. Tenant shall be obligated to pay from its own funds, and not from the Bank Account or as a Community Expense, any federal, state or local income taxes or capital stock or franchise taxes imposed on Tenant.
7.2.3    Tenant shall timely file any required 1099-Misc year-end reports with respect to any relevant amounts paid to third parties.
7.2.4    Tenant hereby confirms that: (a) Landlord is not required to withhold taxes from any amounts payable to Tenant under this Agreement or under the Code; (b) Tenant is not a foreign person for purposes of Code Section 1445; (c) Tenant shall promptly deliver a certificate in conformance with the requirements of Code Section 1445(b)(2), a Form W-9 and a CA Form 590 to Landlord dated as of the Effective Date; and (d) Tenant files, or is included in state income tax returns filed by Tenant’s direct or indirect parent and such entity files, state income tax returns in each state where Tenant or such entity, directly or indirectly or through its subsidiaries, leases or operates any property owned by Landlord.
7.3    Working Capital.
7.3.1    Landlord shall be responsible for ensuring that Tenant has sufficient Working Capital at all times for the proper and efficient operation of the Communities. Tenant will manage the Working Capital of the Communities prudently and in accordance with the Operating Budget. Notwithstanding anything to the contrary in this Agreement, Tenant shall never require maintenance of Working Capital that exceeds the Working Capital Cushion. If Tenant reasonably determines that levels of Working Capital have dropped below the Working

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Capital Cushion or reasonably anticipates that levels of Working Capital will drop below the Working Capital Cushion during the current or next Accounting Period, Tenant may submit to Landlord an estimate of additional Working Capital needed, together with reasonable backup explaining the cause for such shortfall. Landlord shall provide such additional Working Capital to Tenant no later than ten (10) days after receipt of a written request for the same. If Landlord shall fail to fund such additional Working Capital to Tenant within the requisite time period, then such failure shall, after notice and failure to cure within the time provided in Section 14.1.1, constitute an Event of Default by Landlord.
7.3.2    Any Working Capital provided by Landlord shall remain the property of Landlord throughout the Term of this Agreement and shall be deposited in the Bank Account. Both Working Capital and the interest accrued thereon shall be available for use by Tenant in accordance with the provisions of this Agreement. Upon termination of this Agreement, Landlord shall retain any of its unused Working Capital.
7.3.2    The term “Working Capital Cushion” means an amount of Working Capital reasonably sufficient to allow each Community to operate without interruption during the current and next Accounting Periods. Working Capital Cushion, with respect to each Community, shall be calculated based on: (a) Working Capital; plus (b) accounts receivable anticipated to be collected during the current and next Accounting Periods; minus (c) accounts payable and accrued expenses expected to be paid during the current and next Accounting Periods. Items (a) through (c) shall all be as set forth in such Community’s balance sheet at the end of each Accounting Period, substantially in accordance with the Operating Budget or as this Agreement otherwise allows. If Tenant believes such Working Capital Cushion may be insufficient, Tenant may propose an increase subject to Landlord’s reasonable approval. If the parties disagree on the amount of the Working Capital Cushion, the dispute will be resolved exclusively by the Expert in accordance with Section 16.11. Either party can refer such dispute to the Expert.
SECTION 8.    REGULATORY AND CONTRACTUAL REQUIREMENTS.
8.1    Licenses and Other Requirements.
8.1.1    Subject to the availability of funds as contemplated by this Agreement, Tenant shall use commercially reasonable efforts to: (a) cause all things to be done in and about the Communities necessary to comply with all Legal Requirements and, in all material respects, with all orders of any Governmental Authority or board of fire underwriters, in each case respecting the use of the Communities or the construction, maintenance, or operation thereof; and (b) file all reports, pay all fees, respond to all notices and take all other actions necessary to obtain, renew and maintain in full force and effect, in each case in the name of Tenant (unless otherwise required under applicable Legal Requirements), all Licenses for the Communities for the Applicable Use of such Communities in accordance with all Legal Requirements and Controlling Documents; provided, however, as between Landlord and Tenant, Tenant shall not be in default of its obligations under this Section 8.1.1 in the event there are not sufficient funds available to comply with this Section 8.1.1. Landlord agrees upon request by Tenant to sign promptly and without charge any applications for any Licenses or other instruments necessary for the leasing and operation of the Communities in accordance with

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

applicable Legal Requirements and to provide such information and perform such acts relative to the ownership of the Communities as are required by applicable Legal Requirements in order for Tenant to obtain and/or maintain any License with respect to the proper leasing and operation of the Communities. Tenant shall keep its organizational status in good standing in the State where the Communities are located, except where failure to be in good standing would not reasonably be expected to materially and adversely affect (i) the financial condition or operations of Tenant or (ii) the ability of Tenant to carry out its obligations under this Agreement. Tenant shall promptly inform Landlord, and provide copies to Landlord, of any material notices from any Governmental Authority with respect to the Communities.
8.1.2    Subject to Section 8.2, the parties acknowledge that certain deficiencies or situations of non-compliance with various Legal Requirements (such as building codes, OSHA, ADA, health care regulations and the like) are likely to occur from time to time in the normal course of business operations of the Communities, irrespective of Tenant’s performance and compliance with its obligations under this Agreement, and the mere occurrence of any such deficiency or situation of non-compliance shall not, in and of itself, be deemed or construed as prima facie evidence of an Event of Default by Tenant hereunder. If any such deficiency or situation of non-compliance shall occur, Tenant shall diligently and promptly take all commercially reasonable actions within its control to cure such deficiencies or situations of non-compliance. All costs and expenses (including fines or penalties for non-compliance) of curing such deficiencies or circumstances of non-compliance and any attorneys’ fees or costs or other third-party expenses reasonably and in good faith incurred by Tenant or incurred directly by Landlord in responding to, addressing or contesting the same (collectively, “Non-Compliance Costs”) shall constitute Community Expenses, unless it is determined that such deficiency or situation of non-compliance resulting in such Non-Compliance Costs is a result of an Event of Default by Tenant or the Bad Acts of Tenant. Any Non-Compliance Costs resulting from an Event of Default by Tenant or the Bad Acts of Tenant shall be paid by Tenant from its own funds and not as a Community Expense or otherwise at Landlord’s cost. The term Non-Compliance Cost does not include, however, any recurring operating costs, such as additional staffing, necessary to cure deficiencies or circumstances of non-compliance. Such recurring operating costs will at all times be treated as a Community Expense.
8.2 [***].
8.3    Legal Proceedings.
8.3.1    [***].
8.3.2    [***].

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8.4    Landlord Compliance. Landlord shall use commercially reasonable efforts to comply with all Legal Requirements which are applicable to Landlord and outside the scope of Tenant’s obligations hereunder to comply with on Landlord’s behalf, provided that Landlord, at its sole expense and without expense to Tenant, shall have the right to contest by proper legal proceedings the validity, so far as applicable to it, of any such Legal Requirement, provided further, that (a) such contest shall not result in a suspension of operations of any Community, and (b) Landlord shall not be deemed to be in breach of this covenant if Landlord’s failure to use commercially reasonable efforts to comply with any such Legal Requirement is due to an Event of Default by Tenant or the Bad Acts of Tenant.
8.5    Resident Records. Tenant shall at all times maintain all Resident and medical records in accordance with all applicable Legal Requirements, and with the requirements established by any insurer, including any Federal or State health program. Tenant shall use the information contained in such records solely for the limited purposes necessary to perform its obligations hereunder. At all times during the Term of this Agreement, such records shall remain the property of Tenant or the applicable Resident pursuant to applicable law. Upon termination of this Agreement with respect to any Community, Tenant shall transfer such records to the entity which is then licensed to operate such Community, as applicable, in the form in which they are then held at such Community, as applicable. The terms of this Section 8.5 shall survive the termination of this Agreement.
SECTION 9.    REPAIRS, MAINTENANCE AND REPLACEMENTS; EMERGENCY SITUATIONS; CASUALTY; AND CONDEMNATION.
9.1    Repairs and Maintenance Expenditures. Tenant shall use commercially reasonable efforts to maintain the Communities in accordance with the Tenant’s Standards (ordinary wear and tear, unknown latent defects, casualty and condemnation excepted) and in conformity with all applicable Legal Requirements, and shall make or cause to be made such routine maintenance, repairs and minor alterations, the cost of which can be expensed under GAAP, as it, from time to time, deems reasonably necessary for such purposes. The cost of such maintenance, repairs and alterations shall be paid from Gross Revenues and treated as a Community Expense. All repairs shall be made in a good and workmanlike manner, consistent with Tenant’s Standards, and in accordance with all applicable Legal Requirements relating to any such work.
9.2    Routine Capital Expenditures.
9.2.1    Landlord shall provide to Tenant funds or make available funds from any capital replacement reserve required to be maintained by Landlord or in connection with any Community Mortgage to cover the cost of (collectively, “Routine Capital Expenditures”):
(a)    Replacements, renewals and additions to any Community’s FF&E as required by Resident needs and Legal Requirements (including dietary equipment and life safety equipment);

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(b)    Certain routine repairs and maintenance to any Community which are normally capitalized under GAAP such as exterior and interior repainting, resurfacing building walls, floors, roofs and parking areas, minor HVAC improvements and minor plumbing improvements, but which are not major repairs, alterations, improvements, renewals or replacements to any Community’s structure or exterior facade or to any Community’s mechanical, electrical, heating, ventilating, air conditioning, plumbing or vertical transportation systems, the cost of which are addressed under Section 9.3;
(c)    Computers and other IT-related capital expenditures at any Community; and
(d)    Periodic apartment refurbishment.
9.2.2    Tenant shall not in any case be required to advance its own funds to the cover the costs of any Routine Capital Expenditures. Tenant is authorized, subject to Landlord’s prior approval, to lease (rather than purchase) postal machines, vehicles, dishwashers, photocopiers and other equipment. Lease payments with respect to such leases shall be paid from Gross Revenues and will be a Community Expense.
9.2.3    With respect to all Routine Capital Expenditures, the following shall apply:
(a)    All Routine Capital Expenditures shall be (as to both the amount of each such expenditure and the timing thereof) reasonable and necessary for the applicable Community to be maintained and operated consistent with Tenant’s Standards and in conformity with all applicable Legal Requirements and shall be in accordance with the Approved Budget with respect to Routine Capital Expenditures. All work performed in connection with any Routine Capital Expenditures shall be made in a good and workmanlike manner, consistent with Tenant’s Standards, and in accordance with all applicable Legal Requirements relating to any such work.
(b)    Tenant shall be entitled to depart from any budgeted expense category in the Approved Budget for such Routine Capital Expenditures, if such departure does not (i) exceed the greater of (x) [***] of such budged amount or (y) [***] per expense category ([***]) or (ii) cause the total of all Routine Capital Expenditures to exceed the total Approved Budget for all Routine Capital Expenditures. Any other departures from the Approved Budget with respect to Routine Capital Expenditures shall require, in each instance, the prior approval of Landlord (which approval (i) shall apply only during the current Fiscal Year and shall automatically expire at 11:59 p.m. on December 31 of that Fiscal Year, and (ii) may be obtained as provided in Section 6.3 by Tenant submitting to Landlord a revised Approved Budget with respect to such Routine Capital Expenditures for the remainder of the Fiscal Year reflecting such variances or expected variances and obtaining Landlord’s approval thereto, or obtaining Landlord’s approval to a reforecast thereof and changes or expected changes to such previously Approved Budget with respect to such Routine Capital Expenditures).

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(c)    Tenant shall from time to time make such Routine Capital Expenditures, as Tenant reasonably deems necessary in accordance with the Approved Budget with respect to Routine Capital Expenses or with respect to any other Routine Capital Expenditures not included in the Approved Budget, but which Tenant is entitled to expend as herein provided pursuant to this Section 9.
(d)    With respect to Routine Capital Expenditures included in the Approved Budget or with respect to any other Routine Capital Expenditures not included in the Approved Budget, but which Tenant is entitled to expend as herein provided, Landlord shall fund (or shall cause to be funded) payments for such Routine Capital Expenditures not more frequently than one (1) time per month (unless otherwise reasonably approved by Landlord) and, provided that Landlord has received not less than thirty (30) days prior thereto a written request from Tenant for such funding, together with invoices and other reasonable evidence of and documentation relating to the execution of the plan to incur or the prior incurrence of such Routine Capital Expenditure as Landlord may reasonably request. Tenant shall not in any case be required to advance its own funds for any such Routine Capital Expenditure.
(e)    To the extent applicable, Tenant shall comply with its obligations under Section 3.10 above in connection with entering into contracts or agreements relating to Routine Capital Expenditures.
9.3    [Intentionally Deleted].
9.4    Emergency Situations. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Emergency Situation, Tenant shall give Landlord notice thereof within five (5) Business Days thereafter or sooner if circumstances reasonably warrant. Upon the occurrence of an Emergency Situation, Tenant shall be authorized to take commercially reasonable and appropriate remedial action without receiving Landlord’s prior consent (and, if Tenant so determines, to use funding from the Bank Account in accordance with the CMP) as follows: (i) in any Emergency Situation, take such action and/or make such expenditure as may be necessary to eliminate the circumstances at any Community giving rise to such Emergency Situation or (ii) if such Emergency Situation relates to notice of a material violation of any Legal Requirement that is reasonably likely to subject the Landlord or Tenant to civil or criminal Liability, take such action and/or make such expenditure as may be necessary to correct or stay the implementation of any such Legal Requirement, provided that, in each such Emergency Situation, Tenant shall diligently seek to minimize any resulting expenditures. Tenant shall, as soon as reasonably practical under the circumstances, notify Landlord of any action that it may have taken and any costs it may have so paid or incurred under this Section 9.4 and shall cooperate with Landlord in the pursuit of any such action and shall have the right to participate therein. Landlord shall pay Tenant for any such costs incurred by Tenant in connection with any such remedial action within ninety (90) days after Landlord’s receipt of notice from Tenant of the amount of such costs. Nothing contained in this Section 9.4 shall be deemed or construed to relieve Tenant of any Claims or liabilities under this Agreement for the Bad Acts of Tenant.
9.5    Prevention of Liens. Tenant and Landlord shall use their commercially reasonable efforts to prevent any liens from being filed against any Community that arise from any maintenance, repairs, alterations, improvements, renewals or replacements in or to such

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Community. For any lienable work or materials the cost of which exceeds [***] individually or in the aggregate, as to any vendor or contractor, or as otherwise required under any applicable Controlling Documents, Tenant shall obtain appropriate sworn statements and lien waivers, and other relevant documents as a condition to payment of such expenditures. Tenant and Landlord shall cooperate fully in obtaining the release of any such liens, and the costs thereof, if the lien was not occasioned by the fault of either party, shall be treated the same as the cost of the matter to which it relates. If the lien arises as a result of the fault of either party, then the party at fault shall bear the cost of obtaining the lien release.
9.6    Ownership of Property. All repairs, alterations, improvements, renewals or replacements made pursuant to this Section 9 shall be the property of Landlord.
9.7    Landlord to Provide Funds.
9.7.1    Landlord shall timely provide sufficient funds to meet all Community Expenses and approved and/or required Routine Capital Expenditures, all pursuant to this Agreement, as they are incurred or become due. This obligation shall continue throughout the Term without regard to the sufficiency of Gross Revenues or Working Capital. It is anticipated that this obligation will be met by Tenant paying Community Expenses first from Gross Revenues, then from available Working Capital, then, if such funds are insufficient, from funds provided by Landlord. It is specifically agreed that Tenant has no obligation hereunder to provide either its own funds or its credit for the benefit of Landlord or any Community, except as otherwise expressly provided herein. However, the parties acknowledge that Residents, employees, contractors, suppliers and other third parties doing business with any Community may rely upon the credit, good name, and reputation of Tenant. Therefore, timely compliance by Landlord of its obligations hereunder is material in every respect and time is of the essence.
9.7.2    Any failure by Landlord to fund the amounts required to be funded under Sections 9.2, 9.3, or 9.4 within the time and in the manner therein provided (or if no such time is specified, then within a thirty (30) day period after Tenant’s request therefor) shall, after the applicable notice and cure period pursuant to Section 14.1.1 hereof, be an Event of Default by Landlord.
9.7.3    Notwithstanding any other provisions of this Agreement to the contrary, all Tenant’s obligations under this Agreement are contingent upon Landlord complying with the provisions of this Section 9.7.
9.8    Damage and Repair.
9.8.1    If, during the Term, any Community is damaged by a Minor Casualty, Tenant shall give Landlord prompt notice of the same and, with all commercially reasonable diligence, proceed to process the claim with the applicable insurance carriers, including settling any claim associated with damage with a value of [***] or less, and to make the necessary arrangements with appropriate contractors and suppliers to repair and/or replace the damaged portion of such Community. Landlord’s consent shall not be needed for Tenant to perform any of the foregoing, all of which shall be performed in accordance with Tenant’s commercially reasonable judgment; provided, however, that all such work shall be undertaken (i) in a workmanlike manner, (ii) in accordance with plans and specifications approved by Landlord

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(which approval or disapproval shall be made within fifteen (15) Business Days after Landlord receives a complete set of the applicable plans or specifications and, if applicable, within five (5) Business days after Landlord receives any modifications of said plans or specifications to accommodate Landlord’s comments) and (iii) in accordance with the other provisions of this Agreement, including Section 3.10 to the extent applicable; provided further, that the parties agree that the standard for such repair and/or replacement shall be to repair and/or replace the damaged portion of such Community to levels of quality and quantity that are substantially the same as those that existed with respect to such portion of such Community prior to the occurrence of the damage at issue. Notwithstanding anything to the contrary herein, with regard to the receipt of any insurance proceeds for such work, Tenant shall not settle or execute a final proof of loss associated with damage in excess of [***] without Landlord’s consent. Landlord agrees to sign promptly any documents which are necessary to process and/or adjust the claim with the insurance carriers, as well as any contracts with such contractors and/or suppliers. Tenant shall not be entitled to any additional compensation for performing its obligations regarding any Minor Casualty. Tenant agrees to provide all information with respect to repair and/or replacement of the damaged portion of such Community and the performance thereof as Landlord reasonably requests.
9.8.2    [***].
9.8.3    If, during the Term, any Community is damaged by fire, casualty or other cause to a greater extent than a Minor Casualty, but not to the extent of a Total Casualty, then Tenant shall promptly give Landlord notice of the same. Landlord shall, at its cost and expense and with all reasonable diligence, repair and/or replace the damaged portion of such Community to the same condition as existed previously. Tenant shall notify the appropriate insurer and shall assist Landlord in working with such insurers, including, without limitation, the settlement of any claim; provided, however, that Tenant shall not settle or execute a final proof of loss without Landlord’s consent. After such a casualty, Tenant shall have the right to discontinue operating any Community to the extent it deems necessary to comply with applicable Legal Requirements or as necessary for the safe and orderly operation of such Community. To the extent available, proceeds from the property insurance described in Section 10 of this Agreement shall be applied to such repairs and/or replacements. If Landlord fails to so promptly commence and complete the repairing and/or replacement of any Community so that it shall be substantially the same as it was prior to such damage or destruction, such failure shall be an Event of Default by Landlord following the applicable notice and cure period provided as described in Section 14.1.1. The parties agree that Landlord’s obligations to repair and/or replace pursuant to the provisions of this Section 9.8.3 shall be limited to the extent of available property insurance proceeds (plus the amount of any applicable deductibles). The parties further agree that if Landlord is obligated to utilize such available insurance proceeds to repay any obligations pursuant to any Community Mortgage, then Landlord shall be entitled to an equitable extension of time (in which Landlord has to fulfill its obligations pursuant to the provisions of this Section 9.8.3) that is sufficient to allow Landlord to obtain the necessary funding to replace such spent insurance proceeds and to make the repairs and/or replacements required hereunder. The parties further agree that Landlord’s obligation to repair and/or replace pursuant to the provisions of this Section 9.8.3 shall be subject to Landlord’s ability to obtain such entitlements and/or other governmental approvals and Licenses from all applicable Governmental Authorities as may be necessary to undertake such repair and/or replacement; provided, however, that Landlord shall

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

undertake good faith efforts to obtain such entitlements and/or approvals. If, after using good faith efforts to obtain such entitlements and/or approvals, Landlord is unable to obtain the same, Landlord shall provide notice thereof to Tenant and such casualty shall be deemed for all purposes a Total Casualty and governed by the provisions of Section 9.8.2 above. In the event Tenant assists with or otherwise supervises Landlord’s obligations to repair and/or replace the damaged portion of any Community pursuant to this Section 9.8.3 (or in the event Landlord or Tenant does not terminate this Agreement with respect to such Community pursuant to Section 9.8.2 above and Landlord proceeds to repair or make replacements with respect to such Community with Tenant’s assistance or supervision), such repairs and/or replacement shall remain the sole cost and expense of Landlord, and Landlord shall pay Tenant a project coordination and supervision fee in an amount as may be agreed to by the parties in connection with Tenant’s agreement to so assist with or so supervise such work; provided, however, that in lieu of requesting Tenant’s assistance or supervision, Landlord may instead engage a third party to provide such services to Landlord and pay such third party for such services.
9.9    Condemnation.
9.9.1    In the event all or substantially all of any Community shall be taken in any eminent domain, condemnation, compulsory acquisition, or similar proceeding by any competent authority for any public or quasi-public use or purpose, or in the event a portion of any Community shall be so taken, but the result is that it is unreasonable to continue to operate such Community in accordance with the standards required by this Agreement, this Agreement shall terminate solely with respect to such Community effective as of the date of any divestiture pursuant to such taking. Additionally, Landlord and Tenant shall each have the right to initiate such proceedings as they deem advisable to recover any damages to which they may be entitled. Landlord and Tenant, in each case subject to the rights of any counterparty(ies) under any Controlling Documents, shall each have the right to initiate such proceedings as they deem advisable to recover any damages to which they may be entitled.
9.9.2    In the event a portion of any Community shall be taken by the events described in Section 9.9.1, or the entire Community is affected but on a temporary basis, and the result is not to make it unreasonable to continue to operate such Community, this Agreement with respect to such Community shall not terminate. However, so much of any award for any such partial taking or condemnation as shall be necessary to render the applicable Community equivalent to its condition prior to such event shall be used by Tenant for such purpose, and Tenant shall have the right to discontinue operating such Community or portion of such Community to the extent it deems necessary for the safe and orderly operation of such Community. In the event Landlord’s or Tenant’s rights under this Agreement on account of any condemnation conflict with the terms of any Controlling Documents, the terms of any such Controlling Documents shall prevail.
9.9.3    [***].
SECTION 10.    INSURANCE.
10.1    Community Insurance. Tenant shall purchase and maintain, as a Community Expense, all insurance required pursuant to the terms of the Prior Lease, and shall

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

comply with the insurance provisions set forth in the Prior Lease, including the obligation to delivery insurance certificates evidencing the same. Landlord shall be solely responsible for the payment of any deductible or other expense in connection with the insurance maintained with respect to the Communities as a Community Expense.
10.2    Mutual Waivers. Each party hereto hereby waives any and every claim which arises or which may arise in its favor and against the other party hereto, and such parties’ parent, subsidiaries and Affiliates, during the Term of this Agreement or any extension or renewal thereof for any and all loss of, or damage to, any of its property located within or upon or constituting a part of any Community or resulting from the operations thereof, to the extent that such loss of damage is coverable under an insurance policy or policies and to the extent such policy of policies contain provisions permitting such waiver of claims. Each party shall use all commercially reasonable efforts to cause its insurers to issue policies containing such provisions.
10.3    Cooperation With Insurance Carriers. Tenant shall cooperate with and provide commercially reasonable access to the Communities to agents of any and all insurance companies and/or insurance brokerages or agencies who may, from time to time, be involved with the issuance of insurance policies or with inspections of the Communities in connection with insurance policies then in force. Tenant agrees to use all commercially reasonable efforts to comply with any and all requirements of such insurance companies or their agents, and agrees to exercise due care not to use any Community or permit the same to be used for any purpose which would make void or voidable any of such insurance policies, and shall not keep or knowingly allow to be kept on any Community any material, machinery, equipment, substance or other things which may make void or voidable any such insurance policies.
10.4    Insurance Claims. Tenant shall promptly investigate all accidents, claims or damage of which Tenant has knowledge relating to the ownership, operation and maintenance of any Community and any damage or destruction to any Community. If appropriate, Tenant shall prepare a notice to the applicable insurance company describing the matter at issue and Tenant shall send a copy of such notice to Landlord contemporaneously with sending such notice to the insurance company within a reasonable time of becoming aware of the matter (but not later than is required by applicable policies of insurance). Tenant shall take no action which may operate, or omit to take any action which, if not taken, may operate, (a) to bar Landlord from obtaining any protection or payment under any policies of insurance held by either Landlord or Tenant or (b) to prejudice Landlord’s defense in any legal proceeding arising out of, or otherwise prevent Landlord from protecting its interests against, any such claim; provided, however, that nothing herein shall be construed to prohibit or restrict Tenant from cooperating with any investigation in good faith and honestly. Subject to the provisions of Section 15.1, if any such accident, claim, damage or destruction shall result in the commencement of a lawsuit or other similar proceeding, Tenant shall provide such services in connection therewith as shall reasonably be necessary as a Community Expense. Except as expressly permitted pursuant to Section 9.8 hereof, Tenant shall have no right to settle, compromise or otherwise dispose of any claims involving the all-risk, property loss or business interruption insurance without the prior consent of Landlord, which shall not be unreasonably withheld, conditioned, delayed or denied.
SECTION 11.    HOME OFFICE PERSONNEL; ALLOCATION OF CERTAIN EXPENSES.

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Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

11.1 [***].
11.2 [***].
11.2.1    [***].
11.2.2    [***].
SECTION 12.    PROPRIETARY MARKS; INTELLECTUAL PROPERTY AND OTHER PERSONAL PROPERTY.
12.1    Landlord Proprietary Marks. The parties acknowledge that the Community Proprietary Marks are owned by, or licensed to, Landlord and not owned by Tenant; provided, however, Tenant shall have the right to use the same during the Term as permitted by Section 12.2 hereof. During the Term of this Agreement, the name of each Community may, however, be accompanied by the phrase “a Brookdale-operated community” (or similar reference to “Brookdale” or Tenant’s System) and Tenant shall retain all rights, title and interests in and to such accompanying phrase and any other Tenant Proprietary Marks. If the name of the Tenant’s System is changed, Tenant shall have the right (with Landlord’s written consent, which shall not be unreasonably withheld, conditioned, delayed or denied) to change the phrase accompanying the then name of any Community to conform thereto. Any incremental costs associated with implementing such name change shall be borne by Tenant and will not be a Community Expense.
12.2    Ownership of Proprietary Marks. The Community Proprietary Marks shall in all events remain the property of Landlord, and nothing contained herein shall confer on Tenant the right to use the Community Proprietary Marks except to identify any Community and otherwise perform its obligations under this Agreement. The Tenant Proprietary Marks shall in all events remain the exclusive property of Tenant and nothing contained herein shall confer on Landlord the right to use the Tenant Proprietary Marks. Upon termination of this Agreement with respect to any Community, (i) both Landlord and Tenant shall cease to use the other’s proprietary marks at, or in connection with, such Community and (ii) any use of or right of Landlord or Tenant to use the other’s proprietary marks shall cease forthwith, and both Landlord and Tenant shall cease to use the other’s proprietary marks at, or in connection with, such Community and (ii) any use of or right of Landlord or Tenant to use the other’s proprietary marks shall cease forthwith at, and in connection with, such Community, and both Landlord and Tenant shall promptly remove or revise, at the sole expense of either Landlord and Tenant, as the case may be, any brochures, literature, advertising, online materials, signs or similar items that contain the other at, or in connection with, such Community; provided, however, that (A) Tenant shall promptly (but in any event within sixty (60) days following any such termination) remove from the applicable Community any signs or other items affixed to such Community that contain any Tenant Proprietary Marks and repair any damage caused by such removal, at Tenant’s expense and not as a Community Expense; and (B) notwithstanding anything to the contrary in this Agreement, upon the termination of this Agreement with respect to any Community, Landlord shall have the right to use any inventories, Consumable products and Household Replacement items that are marked with any Tenant Proprietary Mark and that are used or useful in connection with such Community, in the operation of such Community until they are consumed. Except as

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provided herein, the right to use such Tenant Proprietary Marks belongs exclusively to Tenant, and the use thereof and goodwill arising therefrom inures to the benefit of Tenant whether or not the same are registered and regardless of the source of the same.
12.3    Intellectual Property. Tenant (or its Affiliates, as applicable) retains all right, title and interest, including all intellectual property rights, in and to all materials and other information, in whatever form, including without limitation proprietary systems, processes, techniques, know-how, Software, trademarks, service marks, logos, designs, domain names, training materials and DVD’s, menus, recipes, surveys, survey results, and policy and other manuals provided by or developed by Tenant or its Affiliates, whether alone or jointly with Landlord (“Tenant IP”); provided, however, that Tenant IP shall not include: (a) the specific data and information that uniquely pertains to any Community or those served at any Community or (b) any books and records of any Community. Landlord agrees to maintain such Tenant IP on a confidential basis in accordance with Section 16.17 hereof. Nothing contained in this Agreement shall be construed as a license to or transfer of any Tenant IP to Landlord either during the Term of this Agreement or otherwise.
12.4    Breach of Covenant. Tenant and/or its Affiliates shall be entitled, in case of any breach of the covenants of this Section 12 by Landlord or others claiming through it, to injunctive relief and to any other right or remedy available at law. Landlord and/or its Affiliates shall be entitled, in case of any breach of the covenants of this Section 12 by Tenant or others claiming through it, to injunctive relief and to any other right or remedy available at law. This Section 12 shall survive termination.
SECTION 13.    REPRESENTATIONS AND WARRANTIES. Each of Landlord, Tenant and each OpCo (for itself only and not for any other party) makes the following representations and warranties, as of the date hereof, for the other party:
13.1    Status. Such party is duly organized and validly existing in good standing under the laws of its state of its organization, is qualified to conduct business in the State in which any Community is located, and has all necessary power to carry on its business as now being conducted, to operate its properties as now being operated, to carry on its contemplated business, to enter into this Agreement and to observe and perform the terms hereof.
13.2    Authority and Due Execution. Such party has full power and authority to execute and to deliver this Agreement and all related documents and to carry out the transactions contemplated by this Agreement. The execution of this Agreement by such party will not, with the passing of time, the giving of notice, or both, result in a default under or a breach or violation of such party’s (i) organizational documents; or (ii) any Legal Requirements to which such party is subject; or (iii) any mortgage, note, bond, indenture, agreement, lease, license, permit or other instrument or obligation to which such party is now a party or by which such party or any of its assets may be bound or affected. This Agreement constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that its enforceability is limited by applicable bankruptcy, reorganization, insolvency, receivership or other laws of general application or equitable principles relating to or affecting the enforcement of creditors’ rights.

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13.3    Litigation. There is no litigation, claim, investigation, challenge or other proceeding pending or, to such party’s actual knowledge (without investigation or the duty to investigate), threatened against such party, its properties or business which seeks to enjoin or prohibit it from entering into this Agreement.
13.4    No Conflict. Neither the execution nor delivery of this Agreement by such party, nor the consummation or performance of any of the transactions contemplated hereby by such party, will give any Person the right to prevent, delay or otherwise interfere with any of the transactions contemplated hereby or thereby pursuant to (i) any Legal Requirement to which such party is subject, or (ii) any contract or agreement to which such party is a party or by which such party may be bound.
SECTION 14.    DEFAULTS AND TERMINATION OF AGREEMENT.
14.1    Defaults.
14.1.1    Default by Landlord. Landlord shall be deemed to be in default under this Agreement (each, an “Event of Default by Landlord”) if: (a) Landlord shall fail to keep, observe or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Landlord, to the extent such default continues (i) in the case of monetary defaults, for a period of ten (10) Business Days after Landlord receives written notice from Tenant specifying the default or (ii) in the case of non-monetary defaults, for a period of thirty (30) days after Landlord receives written notice from Tenant specifying the nature of the default in detail; provided, however, if such default cannot be cured within such thirty (30) day period, then Landlord shall be entitled to such additional time as is reasonable under the circumstances to cure such default, provided that Landlord is capable of curing same, has proceeded to commence cure of such default within such 30-day period, and thereafter diligently prosecutes the cure to completion (but in any event within 180 days following Landlord’s receipt of notice from Tenant of such default), or (b) a Bankruptcy Event occurs with respect to Landlord.
14.1.2    Default by Tenant. Tenant shall be deemed to be in default under this Agreement upon the occurrence of any of the following (each, an “Event of Default by Tenant”):
(a)    Unless specifically addressed in Sections 14.1.2(b) through (g) below of this Section 14.1.2 (in which event the specific default provisions, including, without limitation, any applicable notice and cure periods, set forth in such subsections shall control), if (i) Tenant shall fail to keep, observe or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Tenant, to the extent such default continues (A) in the case of monetary defaults, for a period of ten (10) Business Days after Tenant receives written notice from Landlord specifying the default or (B) in the case of non-monetary defaults, for a period of thirty (30) days after Tenant receives written notice from Landlord specifying the nature of the default in detail; provided, however, if such default cannot be cured within such thirty (30) day period, then Tenant shall be entitled to such additional time as is reasonable under the circumstances to cure such default, provided that Tenant is capable of curing same, has proceeded to commence cure of such default within said period, and thereafter

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diligently prosecutes the cure to completion (but in any event within 180 days following Tenant’s receipt of notice from Landlord of such default), or (ii) a Bankruptcy Event occurs with respect to Tenant;
(b)    The failure of Tenant to provide and deliver any preliminary or final plan, budget or report or other information required to be delivered to Landlord pursuant to Section 6 hereof, which failure continues for a period of fifteen (15) Business Days after written notice from Landlord;
(c)    The failure of Tenant to timely perform and comply with its obligations under Section 3.17 hereof, where such failure causes a breach or default by Landlord under any Controlling Documents, and where such breach or default by Landlord under any such Controlling Document is not cured by the performance and/or compliance by Tenant of its obligations under such Section 3.17 not less than three (3) Business Days prior to any applicable cure period under such Controlling Document;
(d)    The failure of Tenant at any time to maintain the insurance it is required to maintain pursuant to Section 10 hereof to the extent reasonably available in the then prevailing insurance marketplace as provided therein;
(e)    With respect to Landlord or any Community, Tenant commits fraud, willful misconduct or criminal acts or misappropriates funds or, upon obtaining knowledge of any such misappropriation of funds, if Tenant fails to promptly provide written notice to Landlord of such misappropriation; provided, however, that, the commission of fraud, willful misconduct or criminal acts or misappropriation of funds with respect to Landlord or any Community by any employee of Tenant shall not constitute an Event of Default by Tenant unless such commission or misappropriation by such employee is the result of a systemic failure of Tenant to implement commercially reasonable policies and procedures to maintain and comply with Tenant’s Standards;
(f)    The failure of Tenant to remediate any material weakness in its internal controls over financial reporting which would reasonably result in a material misstatement of the financial statements of Landlord (or any of its Affiliates), as identified by the external auditors of Landlord or its Affiliates, which failure continues until January 31 of the year following the year in which such material weakness is identified; or
(g)    Any material weakness in Tenant’s internal controls over financial reporting occurs, and as a result thereof, (i) the financial statements of Landlord (or any of its Affiliates) are required to be materially restated, or (ii) the financial statements of Landlord Parent are required to be restated.
14.2    Remedies.
14.2.1    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, UPON ANY EVENT OF DEFAULT, THE PARTY WHO HAS NOT COMMITTED THE EVENT OF DEFAULT SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND, IF APPLICABLE, EXERCISE ITS RIGHTS PURSUANT TO SECTION 15.2, AS ITS SOLE AND EXCLUSIVE RIGHTS AND

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REMEDIES PURSUANT TO THIS AGREEMENT, AT LAW AND IN EQUITY, AND SUCH PARTY SHALL HAVE NO OTHER RIGHTS OR REMEDIES HEREUNDER, AT LAW OR IN EQUITY (AND IN EACH CASE SUBJECT TO THE LIMITATIONS SET FORTH IN SECTIONS 15.3, 15.4 AND 15.5 HEREOF).
No delay or failure on the part of either party hereunder to insist upon the strict performance of any term or condition of this Agreement, declare the other party in default and/or exercise any rights or remedies in respect of any default shall operate as a waiver or relinquishment of such right to insist upon such strict performance, declare a default and/or exercise such rights or remedies as to any existing or future circumstance or condition. Subject to the limitations set forth in Sections 15.3, 15.4 and 15.5 hereof, all rights and remedies that Landlord or Tenant shall have under this Agreement for any breach of any term or condition of this Agreement shall be distinct, separate and cumulative rights and remedies, and no one of them, whether or not exercised by Landlord or Tenant, shall be deemed to be in exclusion of any other right or remedy of Landlord or Tenant hereunder.
14.2.2    In the event of the termination of this Agreement upon an Event of Default by Landlord or Tenant, (i) Tenant shall pay to Landlord all unpaid Rent (subject to the Rent Adjustments and the Additional Rent Adjustment) through the date of termination, (ii) Landlord shall pay to Tenant any amount of the Rent Adjustment and the Additional Rent Adjustment payable to Tenant prior to the termination of this Agreement, and (iii) each party shall pay or reimburse to the other any other amounts or obligations payable pursuant to the terms of this Agreement.
14.2.3    Any amounts owing by Landlord to Tenant or by Tenant to Landlord under the terms of this Agreement that are not paid within ten (10) days of their due date (and which late payment is not cured within five (5) Business Days of notice from the party to whom such amount is due), shall bear interest at the Interest Rate from the original due date until paid in full.
14.2.4    The terms of this Section 14.2 shall survive the termination of this Agreement.
14.3    [Intentionally Deleted].
14.4    Other Termination Rights.
14.4.1    Other Termination Rights. In addition to the termination rights afforded to each of Landlord and Tenant pursuant to Section 14.2 or otherwise pursuant to this Agreement, the following shall apply:
(a)    This Agreement (in whole or in part, as applicable) shall terminate at the end of the Term.
(b)    [***].
(c)    [***].

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(d)    [***].
14.5    Payments upon Termination. Upon any termination of this Agreement, Landlord shall be entitled to receive all previously earned but unpaid Rent (subject to the Rent Adjustment and the Additional Rent Adjustment), Tenant shall be shall be entitled to receive the full amount of the Rent Adjustment and the Additional Rent Adjustment owed to Tenant, if any, and each party shall pay or reimburse to the other any other amounts or obligations payable pursuant to the terms of this Agreement through the date of termination (with respect to the applicable Community(ies) terminated). The terms of this Section 14.5 as they relate to the amounts payable to Landlord or Tenant shall survive the termination of this Agreement (with respect to the applicable Community(ies) terminated).
SECTION 15.    LEGAL ACTIONS, INDEMNITIES AND LIMITATION OF LIABILITY.
15.1    Legal Actions. Tenant and Landlord shall cooperate in the defense or prosecution of any action affecting any Community. Except as otherwise provided in this Section 15.1, Tenant shall not institute any legal action affecting any Community without Landlord’s consent, which approval Landlord shall not unreasonably withhold, condition, delay or deny. Landlord’s approval rights shall in all cases be subject to the terms of any governing insurance policy. Tenant shall be entitled, however, without Landlord’s consent, to take any commercially reasonable and necessary actions in Tenant’s good faith judgment to enforce and collect payments due under the Resident Agreements. In addition, Tenant may institute or defend any other contract action (or settle any contract action) where the amount in controversy is less than [***] ([***]) without the prior written approval of Landlord. Notwithstanding the foregoing, Tenant may defend or oversee the defense of any legal action related to a third party claim covered by any insurance obtained and maintained by Tenant pursuant to this Agreement (provided that the carrier has acknowledged in writing such coverage) without Landlord’s consent, provided further, that the amount specifically claimed or reasonably expected to be claimed does not exceed [***] ([***]), subject however to the terms of the applicable insurance policy. If the legal action also names any Affiliate of Landlord Parent (other than Landlord) as a defendant (and such Affiliate has not been removed as a defendant), then the reference to [***] in the previous sentence shall be replaced by a reference to [***]. Tenant shall keep Landlord reasonably informed of all material developments in any legal action that exceeds the various thresholds that apply under the preceding provisions of this paragraph. Landlord and its Affiliates will be entitled to a joint defense with Tenant for any legal action related to a third party claim covered by any insurance obtained and maintained by Tenant pursuant to this Agreement. Any legal counsel engaged separately by Landlord or any of its Affiliates in such legal matters will be at the expense of Landlord or any of its Affiliates, subject, however, to any rights any of them may have under the policy to require the carrier to provide separate counsel in the event of a conflict, and subject, further, to the provisions of Section 15.2.2 below. Tenant shall promptly forward to Landlord all legal notices, including, but not limited to, notices of legal proceedings, that relate to any Community and any other Material Legal Proceedings upon request. Tenant shall advise and assist Landlord in instituting or defending, as the case may be, in the name of any Community, Landlord and its Affiliates and/or Tenant, all actions arising out of the operation of any Community, and any and all other legal actions or proceedings to collect charges, third party payments, rents, or other incomes for Tenant, Landlord or such Community, or to lawfully

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evict or dispossess Residents or other persons in possession thereunder, or to lawfully cancel, modify, or terminate any lease, license, or concession agreement in the event of a breach thereof or default thereunder, or to defend any action brought against Landlord or any of its Affiliates (including in any Material Legal Proceeding). Tenant shall further advise and assist Landlord and any of its Affiliates in taking the actions necessary to protest or litigate to a final decision in any appropriate court or forum, any violation, order, rule, or regulation or other Legal Requirement affecting any Community. Unless attributable to the Bad Acts of Tenant, or otherwise the responsibility of Tenant pursuant to Section 15.2.2 below, the costs and expenses incurred in connection with the foregoing shall be a Community Expense. Within fifteen (15) days after the end of each calendar quarter, Tenant shall deliver to Landlord: (a) a list of all pending actions and proceedings referred to in this paragraph, except where the amount at issue is less than [***] ([***]), but in any event a list of all Material Legal Proceedings and (b) a summary of the status of each such action and proceeding. In addition, Tenant shall deliver to Landlord such additional reports (of the type described in the previous sentence) within fifteen (15) days after Landlord’s request therefor and include therein any pending actions and proceedings regardless of the amount at issue. As used herein, “Material Legal Proceedings” means (a) any legal proceedings that could materially and adversely affect any Community’s operations or result in the suspension, revocation or withdrawal of any Licenses for any Community, (b) any order from any Governmental Authority that requires a shutdown of all or any material part of any Community, (c) if any Community was receiving reimbursements under any Third-Party Payor Program, any notice of the disqualification or barring of such Community from any such Third-Party Payor Program, (d) any notice of a full or partial ban by a Governmental Authority on new admissions of any Residents that, prior to such notice of ban, were permitted at any Community, or (f) any legal proceedings alleging that Landlord, Landlord Parent or any of its Affiliates have violated, or have engaged in any activities that are in violation of, any applicable restrictions imposed on a REIT operating a healthcare facility.
15.2    Indemnification.
15.2.1    [***].
15.2.2    [***].
15.2.3    [***].
15.3    Limitations on Landlord’s Liability. If Tenant makes any monetary claim against Landlord (including any equitable claim that directly or indirectly seeks payment of money) under this Agreement, no member, partner (general or limited), shareholder, director, officer, employee, agent or lender of Landlord or of any Affiliate of Landlord (other than any party named as Landlord or comprising Landlord herein) shall have any personal liability with respect to the liabilities or obligations of Landlord under this Agreement and Tenant acknowledges and agrees that in no event shall it seek to have any personal recourse against any such Persons. The liability of Landlord for Claims hereunder shall be joint and several, and solely limited to Landlord’s interest in any and all of the Communities collectively. In no event shall Tenant be entitled to obtain a deficiency judgment against any member, partner (general or limited), shareholder, director, officer, employee, agent or lender of Landlord or of any Affiliate of Landlord (other than any party named as Landlord or comprising Landlord herein), except for

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any Claims Tenant may have directly against any such Person as a result of such Person’s criminal conduct.
15.4 [***].
15.4.1    [***].
15.4.2    [Intentionally Deleted.]
15.4.3    [***].
(a)    [***]

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(b)    [***].
(c)    [***].
15.5    [***].
SECTION 16.    MISCELLANEOUS.
16.1    Assignment.
16.1.1    Landlord shall not directly or indirectly assign its rights or obligations under this Agreement without prior written consent of Tenant, which consent may be given, withheld or denied in the sole and absolute discretion of Tenant, provided (i) Landlord may assign any of its rights and obligations under this Agreement with respect to a Community to any Affiliate with which it enters into a Superior Lease for such Community as part of a RIDEA Transaction and (ii) Landlord may transfer or assign its rights or obligations under this Agreement so long as the transferee is a wholly-owned subsidiary of Landlord Parent. Tenant shall not directly or indirectly assign its rights or obligations under this Agreement without prior written consent of Landlord, which consent may be given, withheld or denied in the sole and absolute discretion of Landlord. Notwithstanding the foregoing, (i) Tenant may transfer or assign its rights and obligations under this Agreement (directly or indirectly or pursuant to a transfer of any direct or indirect interest in Tenant) so long as Tenant is, or the transferee is, a wholly-owned subsidiary of BKD and has the requisite regulatory approvals (whether pursuant to an interim arrangement or otherwise) to operate the applicable Community or Communities in accordance with applicable Legal Requirements, (ii) in connection with any BKD Transaction, Tenant may transfer or assign its rights and obligations under this Agreement (directly or indirectly or pursuant to a transfer of any direct or indirect interest in Tenant) so long as Tenant is, or the transferee is, or either of them is an affiliate of, (1) the successor to all or substantially all of management operations of BKD or (2) a Manager Entity, and (in each case) has the requisite regulatory approvals (whether pursuant to an interim arrangement or otherwise) to operate the applicable Community or Communities in accordance with applicable Legal Requirements, and (iii) if the applicable Community includes skilled nursing facility units, Tenant shall have the right (without Landlord’s prior written consent, so long as the provisions of clauses (A) through (C) below are satisfied) to cause one or more of Tenant’s Affiliates to provide to or for the benefit of those units (or the Residents thereof) services that are customarily provided to or for the benefit of skilled nursing facility units (and not independent living, assisted living or memory care facility units), it being agreed that (A) such services shall be deemed to be provided by Tenant for purposes of (and shall be subject to the terms and conditions of) this Agreement, (B) the fees paid for such services shall constitute revenues to the applicable Community (and shall be deposited into the Bank Account in the same manner as other revenues to such Community), and (C) a mutually approved salary allocation for the Affiliates’ employees providing such services (based on the salary of each employee splitting time between facilities) shall be borne by the applicable Community (and reimbursed to such Affiliates) as a Community Expense.
16.2    Tax Treatment. The parties agree that, for U.S. federal income tax purposes, (a) this Agreement shall be treated as terminated as of the expiration of the Term, and

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(b) the arrangement provided for in this Agreement shall be treated as a management agreement, and not as a lease, for the Communities for the Term, with Landlord being deemed to receive all operating income from the Communities and to pay to Tenant a management fee equal to the amounts entitled to be retained by or reimbursed to Tenant under Schedule 5.1.
16.3    Retention of Authority by Landlord. Except as limited by the terms of this Agreement, Landlord shall at all times continue to exercise ultimate authority with respect to the ownership of the Communities, and Tenant shall perform its responsibilities as described in this Agreement in accordance with the requirements of this Agreement pursuant to the terms hereof. By entering into this Agreement, Landlord does not delegate to Tenant any of the powers, duties and responsibilities vested in Landlord, that under applicable Legal Requirements, Landlord is required to retain and/or not delegate and Tenant does not delegate to Landlord any of the powers, duties and responsibilities vested in Tenant, that Tenant, in its capacity as the licensed operator of the Communities is required under applicable Legal Requirements to retain and/or not delegate.
16.4    Notices. Any notice, communication or demand requiring or permitted to be given (each, a “notice”) under this Agreement shall be in writing (including by electronic mail communications) and shall be sent to the applicable party at the following addresses:
To Landlord, by addressing the same to:
c/o HCP, Inc.
1920 Main Street, Suite 1200
Irvine, California 92614
Attention: General Counsel
Email: legaldept@hcpi.com
and to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Harris B. Freidus, Esq. and Salvatore Gogliormella, Esq.
Email: hfreidus@paulweiss.com and sgogliormella@paulweiss.com
To Tenant, by addressing the same to:
c/o Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, Tennessee 37027
Attention: General Counsel
Email: cwhite@brookdale.com
with a copy to:

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Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker, Ste. 3300
Chicago, IL 60606
Attention: Nancy Olson, Esq.
Email: nancy.olson@skadden.com
Any such notices shall be either (a) delivered by hand, in which case it will be deemed delivered on the date of delivery or on the date delivery was refused by the addressee, (b) by United States mail, postage prepaid, registered or certified, with return receipt requested, in which case it will be deemed delivered on the date of delivery as established by the return receipt (or the date on which the return receipt confirms that acceptance of delivery was refused by the addressee), (c) by Federal Express or similar expedited commercial carrier, with all freight charges prepaid, in which case it will be deemed delivered on the date of delivery as established by the courier service confirmation (or the date on which the courier service confirms that acceptance of delivery was refused by the addressee), or (d) by electronic mail transmission with a hard copy to follow by any of the other methods above, in which case it will be deemed delivered on the day and at the time indicated in the sender’s automatic acknowledgment. The above addresses may be changed by notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices to counsel for either party are for informational purposes only, and a failure to give or receive copies of any notice to such counsel shall not be deemed a failure to give notice. Any notice desired or required to be given by Tenant or Landlord may be given on behalf of such party by such party’s legal counsel.
16.5    Binding Agreement. The terms, covenants, conditions, provisions and agreements contained in this Agreement shall be binding upon and inure to the benefit of Landlord, Tenant, each of the OpCos, and their respective successors, successors in title, and assigns.
16.6    Relationship of Parties. Nothing contained in this Agreement shall constitute or be construed to be or to create a partnership or joint venture between or among any of Landlord, Tenant and the OpCos.
16.7    Interpretation. No provision of this Agreement is to be interpreted for or against any party because that party or that party’s legal representative drafted such provision. Pronouns, wherever used herein, and of whatever gender, shall include natural persons and corporations and associations of every kind and character, and the singular shall include the plural wherever and as often as may be appropriate. Whenever the terms “hereof”, “hereby”, “herein”, or words of similar import are used in this Agreement they shall be construed as referring to this Agreement in its entirety rather than to a particular Section or provision, unless the context specifically indicates to the contrary. Whenever the words “include” and “including” are used herein, they shall be construed to mean “including, without limitation”. Any reference to a particular “Article” or a “Section” shall be construed as referring to the indicated Article or Section of this Agreement unless the context indicates to the contrary.
16.8    Entire Agreement; Amendments. This Agreement, including the Schedules attached hereto, contains the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior oral or written, and no contemporaneous oral

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representations or agreements between the parties with respect to the subject matter of this Agreement shall be of any force and effect. Any additions, amendments or modifications to this Agreement shall be of no force and effect unless in writing and signed by Landlord, Tenant and the OpCos.
16.9    Governing Law. This Agreement is made under, and shall be construed and enforced in accordance with, the laws of the state of Delaware, without giving effect to principles of conflicts of law.
16.10    Submission to Jurisdiction. Except for any matters or disputes that are expressly provided in this Agreement to be resolved by the Expert, Tenant and Landlord irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) or, in the case of claims over which federal courts have jurisdiction, the United States District Court for the District of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Tenant and Landlord further agree that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Tenant and Landlord irrevocably and unconditionally waive trial by jury and irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) or, in the case of claims over which federal courts have jurisdiction, the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each party’s obligation under this Section 16.10 will survive the termination of this Agreement.
16.11    Expert Decisions. Where this Agreement calls for a matter or dispute to be referred to an Expert for determination, the following provisions shall apply, to the exclusion of any other dispute resolution mechanism (whether or not the specific reference to Expert resolution mentions such exclusion):
16.11.1     The “Expert” shall be an independent, nationally recognized senior housing consulting firm or individual who is qualified to resolve the issue in question, and who is appointed in each instance by agreement of the parties or, failing agreement, each party shall select one (1) such nationally recognized consulting firm or individual and the two (2) respective firms and/or individuals so selected shall select another such nationally recognized consulting firm or individual to be the Expert. Each party agrees that it shall not appoint an individual as an Expert hereunder if the individual is, as of the date of appointment or within four (4) years prior to such date, employed by such party or any of its Affiliates, either directly or as a consultant, in connection with any other matter (other than as an expert or arbitrator in connection with any dispute to which such party is involved, including as an Expert hereunder). In the event that either party calls for an Expert determination pursuant to the terms hereof, the parties shall have ten (10) days from the date of such request to agree upon

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an Expert and, if they fail to agree, each party shall have an additional ten (10) days to make its respective selection of a firm or individual, and within ten (10) days of such respective selections, the two (2) respective firms and/or individuals so selected shall select another such nationally recognized consulting firm or individual to be the Expert. If either party fails to make its respective selection of a firm or individual within the ten (10) day period provided for above, then the other party’s selection shall be the Expert. Also, if the two (2) respective firms and/or individuals so selected shall fail to select a third nationally recognized consulting firm or individual to be the Expert, then such Expert shall be appointed by the United States District Court for the District of Delaware or, in the case of claims over which the federal courts do not have jurisdiction, the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware) and shall be a qualified person having at least ten (10) years recent professional experience as to the subject matter in question;
16.11.2     Unless specifically stated to the contrary, the use of the Expert shall be the exclusive remedy of the parties and neither party shall attempt to adjudicate any dispute in any other forum. The decision of the Expert shall be final and binding on the parties and shall not be capable of challenge, whether by arbitration, in court, or otherwise;
16.11.3     Each party shall be entitled to make written submissions to the Expert, and if a party makes any submission it shall also provide a copy to the other party and the other party shall have the right to comment on such submission. The parties shall make available to the Expert all books and records relating to the issue in dispute and shall render to the Expert any assistance requested of the parties. The costs of the Expert and the proceedings shall be paid by the non-prevailing party in the dispute referred to the Expert;
16.11.4        The Expert shall make its decision with respect to the matter referred for determination by applying, to the extent applicable to such matter, the standards applicable to senior housing communities in accordance with Tenant’s Standards and determining whether the matter at issue is necessary to satisfy such standards; and
16.11.5        The terms of engagement of the Expert shall include an obligation on the part of the Expert to (i) notify the parties in writing of his decision within forty-five (45) days from the date on which the Expert has been selected (or such other period as the parties may agree or as set forth herein); (ii) establish a timetable for the making of submissions and replies and (iii) keep confidential in accordance with Section 16.17 any information which is disclosed to it in connection with the resolution of the dispute and which is required to be kept confidential under Section 16.17.
16.12    Time. Time is of the essence in the performance of each and every term, condition and covenant contained in this Agreement. A “Business Day” is a day which is not a Saturday, Sunday or legal holiday recognized by the federal government or the state in which any Community is located. Furthermore, if any date upon which or by which action is required under this Agreement is not a Business Day, then the date for such action shall be extended to the first day that is after such date and is a Business Day.
16.13    Further Assurances. At any time and from time to time during the term of this Agreement, at either party’s request, each party shall (a) promptly execute and deliver such

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further agreements, certificates, instruments and documents, and (b) perform such further actions, as the other party may in any such case reasonably request, in order to fully consummate the transactions contemplated by this Agreement and carry out the purposes and intent of this Agreement.
16.14    Attorneys’ and Other Fees. Should either party institute any action or proceeding to enforce or interpret this Agreement or any provision hereof, for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys’ and other fees, incurred by the prevailing party in connection with such action or proceeding. The term “attorneys’ and other fees” shall mean and include attorneys’ fees, accountants’ fees, and any and all other similar fees incurred in connection with the action or proceeding and preparations therefor. The term “action or proceeding” shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.
16.15    Severability. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

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16.16    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original hereof, and it shall not be necessary in making proof of this Agreement to produce or account for more than one (1) original counterpart hereof.
16.17    Confidentiality of Information. Landlord and Tenant hereby acknowledge and agree that any information provided by any party to the other pursuant to this Agreement is confidential and shall not be shared by the receiving party with any other Person, except for disclosures: (a) to, so long as such Persons agree to maintain the confidential nature thereof, Landlord’s or Tenant’s, as applicable, actual or prospective buyers or replacement tenants (provided that Landlord shall not disclose Proprietary Information to buyers or replacement tenants without Tenant’s prior written consent); (b) to legal counsel, accountants and other professional advisors to Landlord or Tenant, as applicable, so long as such Persons agree to maintain the confidential nature thereof; (c) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, to the extent necessary in support of motions, filings, or other proceedings in court as required to be undertaken pursuant to this Agreement, or otherwise as required by applicable Legal Requirements, provided that any party is given a reasonable opportunity to obtain a protective order in connection with such disclosure; (d) in connection with reporting of any Community portfolio based performance and other Community portfolio information in filings with Securities and Exchange Commission by Landlord and its Affiliates; (e) in connection with reporting requirements in filings with Securities and Exchange Commission by Tenant and its Affiliates, which filings may include publication of Tenant’s or its Affiliates’ audited financial statements and (f) in compliance with any filing requirements, regulations or other requirements of, or upon the request or demand of, any stock exchange (or other similar entity) on which Landlord’s or Tenant’s (or their respective Affiliates) shares (or other equity interests) are listed, or of any other Governmental Authority having jurisdiction over either Landlord or Tenant. For the avoidance of doubt and notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that this Agreement itself may be publicly filed with the applicable healthcare regulators in the applicable jurisdictions. In connection with any disclosures made pursuant to item (a) above, Landlord shall use commercially reasonable efforts to obtain confidentiality agreements from any parties to whom it discloses financial information or other sensitive business information regarding Tenant.
16.18    Force Majeure. The parties to this Agreement shall be excused from performance of their obligations, and shall not be deemed to be in violation of this Agreement if they are prevented from performing any of their respective obligations hereunder for any reason constituting a “Force Majeure”, which, for purposes of this Agreement, shall mean any failure to perform an obligation under this Agreement when the party so obligated is prevented from so performing by revolutions, terrorism or similar disorders, wars, acts of enemies, strikes, fires, floods, acts of God, order or regulation of or by any Governmental Authority (other than orders or regulations of a Governmental Authority resulting from the obligated party’s non-compliance with typical and ordinary health, licensing and construction laws, rules or regulations), or, without limiting the foregoing, by any cause not within the control of the party whose performance is interfered with, and which, by the exercise of reasonable diligence, the party is unable to prevent; provided, however, that financial inability (including the lack of financial resources) and/or changes in general economic conditions, the financial or lending markets or the

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senior housing industry generally shall not been deemed a Force Majeure. All parties shall perform such parts or aspects of their obligations as are not interfered with by Force Majeure events or causes.
16.19    Estoppel Certificates. Each of Landlord, Tenant and the OpCos agrees to provide the other with an estoppel certificate and other reasonable documents in form and substance reasonably requested by any other party, promptly following receipt of a written request therefor (and in any event within fifteen (15) days following such receipt), and each also agrees to cooperate in all reasonable respects with any lessor and/or lender and any prospective lessor, lender or purchaser with whom the other party is engaged in any actual or proposed transaction or other commercial arrangement).
16.20    Interim Structures. If Landlord requests that Tenant enter into a customary interim structure with respect to any Community upon the sale or transition of such Community to a third party that has applied for but not received a License with respect to the operation of the Community (any such structure, an “Interim Structure”), Tenant shall not unreasonably withhold its consent to such Interim Structure. If Tenant consents to the use of an Interim Structure, the parties shall reasonably cooperate to implement such Interim Structure.
16.21    Definitions
(b) [***].
(c)    Accounting Period. The term “Accounting Period” means and refers to a calendar month.
(d)    Affiliate. The term “Affiliate” shall mean, with reference to a specified Person, any Person which, directly or indirectly (including through one or more intermediaries), controls or is controlled by or is under common control with any other Person. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly (including through one or more intermediaries), of the power to direct or cause the direction of the management and policies of such Person, through the ownership or control of voting securities, partnership interests or other equity interests, by contract or otherwise.
(e)    Aggregate Gross Revenues. The term “Aggregate Gross Revenues,” shall mean, for any specific period, the aggregate Gross Revenues derived or collected from the operation of the Communities during such period.
(f)    Applicable Percentage. The term “Applicable Percentage” shall mean, with respect to each Community, [***]; provided that, from and after July 1, 2018 (if such Community does not contain skilled nursing units and is not located in California) or January 1, 2019 (if such Community does contain skilled nursing units and/or is located in California), the “Applicable Percentage” shall be [***].
(g)    Applicable Use. The term “Applicable Use” shall mean, with respect to any Community, the use of such Community as of the Effective Date, as such use may be

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changed with any new or revised services that Tenant and Landlord mutually deem it advisable to provide at such Community or as otherwise permitted by the terms of this Agreement.
(h)    Bad Acts. The term “Bad Acts” shall mean, with respect to either Landlord or Tenant, as applicable, any gross negligence, fraud, willful or intentional misconduct or criminal conduct by such party or any breach by such party of its respective duties, covenants and obligations under this Agreement that is both knowing, and either deliberate or intentional; provided that, the “Bad Acts” of any employee of Tenant shall not constitute a Bad Act with respect to Tenant, unless it is shown that the “Bad Act” is the result of a systemic failure of Tenant to implement commercially reasonable policies and procedures to maintain and comply with Tenant’s Standards.
(i)    Bad Debt. The term “Bad Debt” shall mean the expense related to the adjustment of any Community’s allowance for doubtful accounts, in accordance with GAAP using a methodology based on prior collection experience and approval by independent auditors.
(j)    Bankruptcy Event. The term “Bankruptcy Event” means, with respect to any Person, (a) such Person commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Person under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) such Person is adjudged as bankrupt or insolvent, or a final and non-appealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against such Person, (c) such Person executes and delivers a general assignment for the benefit of the Person’s creditors, (d) such Person files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding of the nature described in clause (b) above, (e) such Person seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for such Person or for all or any substantial part of such Person’s properties or assets, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof with respect to such Person, (g) the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment with respect to such Person, or (h) an appointment referred to in clause (g) above is not vacated within 90 days after the expiration of any such stay.
(k)    BKD. The term “BKD” means Brookdale Senior Living Inc., a Delaware corporation.
(l)    BKD Transaction. The term “BKD Transaction” means any sale, transfer, distribution or other disposition of all or a controlling interest in the outstanding capital stock, partnership, membership or other interests (whether equity or otherwise) of BKD (whether or not such transaction results in BKD’s stock becoming privately owned) or a sale or transfer of all or substantially all of the assets of BKD, in each case directly or indirectly or through one or more step transactions or tiered transactions, or a merger, consolidation, stock exchange or other business combination to which BKD is a party.
(m)    Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provision or provisions of prior or succeeding law. Any

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reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.
(n)    Community Expenses. The term “Community Expenses” shall mean, collectively, those costs and expenses that are directly related to the ownership, operation, leasing and staffing of any Community in accordance with this Agreement and any other costs and expenses that are expressly provided for in this Agreement to be “Community Expenses,” which expenses and payment of expenses shall be administered by Tenant from any Community’s Gross Revenues in accordance with this Agreement (individually, a “Community Expense”). In calculating Community Expenses for any one Accounting Period, expenses for any Community that are attributable to longer periods of time shall be appropriately pro-rated and allocated to that month (e.g., 1/12 of an annual tax payment, 1/3 of a quarterly service agreement payment). “Community Expenses” shall not, however, include any of the following: (i) payments of indebtedness under any Community Mortgage; (ii) cost or expenses incurred in violation of this Agreement; (iii) costs or expenses attributable to any Liabilities that are covered by the indemnity obligations of Tenant pursuant this Agreement or which otherwise are the express responsibility or obligation of Tenant under this Agreement; (iv) costs incurred by Tenant for political or charitable contributions; or (v) any other costs or expenses that are expressly provided elsewhere in this Agreement to not be a Community Expense or Community Expenses.
(o)    Community Mortgage. The term “Community Mortgage” shall mean any mortgage, deed of trust or indemnity deed of trust recorded against or encumbering any Community, and shall include any promissory notes, loan agreements, guaranties and other agreements, instruments and documents relating thereto.
(p)    Community Proprietary Marks. The term “Community Proprietary Marks” shall mean all trademarks, trade names, symbols, logos, slogans, designs, insignia, emblems, devices, service marks and distinctive designs of buildings and signs, or combinations thereof, which are used to identify any Community or Landlord or its Affiliates, including the name of any Community (as listed in Recital A above, or as the same may be changed from time to time by Landlord subject to compliance with applicable Legal Requirements). The term “Community Proprietary Marks” shall include all present and future Community Proprietary Marks, whether they are now or hereafter owned by or licensed to Landlord or any of its respective Affiliates, and whether or not they are registered under the laws of the United States or any other country.
(q)    Consumables. The term “Consumables” shall mean food, beverages, medical supplies, soaps, shampoos or any other similar consumable product.
(r)    Emergency Situation. The term “Emergency Situation” shall mean an event or circumstance at or affecting any Community which (i) creates or constitutes, in the commercially reasonable judgment of Tenant or Landlord, (A) an imminent threat of injury to person or material damage to property, or (B) an imminent material adverse impact on the safety of or care for any Resident or the services that Tenant is required to provide in accordance with applicable Legal Requirements, or (ii) which, if not addressed and resolved immediately is, in the commercially reasonable judgment of Tenant or Landlord, likely to lead to (A) suspension, revocation or violation of the requirements of any License or imposition of an admissions hold or

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(B) a material violation of any Legal Requirement that is reasonably likely to subject Landlord or Tenant to civil or criminal Liability or is reasonably likely to a cause a default under any Controlling Documents.
(s)    Family Member. The term “Family Member” shall mean an individual’s: (a) parents, spouse, direct lineal or adoptive descendants and/or (b) one or more trusts created solely for the benefit of anyone referred to in clause (a).
(t)    FF&E. The term “FF&E” shall mean furniture, furnishings, fixtures, soft goods, case goods, vehicles and equipment at any Community (including but not limited to telephone systems, facsimile machines, communications and computer systems hardware) but shall not include Household Replacements or any Software.
(u)    Fiscal Year. The term “Fiscal Year” shall mean the calendar year, provided that the first Fiscal Year shall begin on the Effective Date and shall end on December 31st of such Fiscal Year.
(v)    GAAP. The term “GAAP” shall mean “U.S. generally accepted accounting principles,” consistently applied.
(w)    Governmental Authority. The term “Governmental Authority” shall mean any federal, state, county or municipal government, or political subdivision thereof, any governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court or administrative tribunal.
(x)    Gross Revenues. The term “Gross Revenues,” shall mean for any specific period, all revenues or receipts of every kind derived or collected from the operation of any Community, from whatever source, all of which to be determined in accordance with GAAP, including, without limitation, income from both cash and credit transactions from rental or subleasing of every kind, entrance fee revenues earned in accordance with GAAP, rental income from Residents, space rentals, service fee income, food income, ancillary services income (except as provided below), living income, guest fees, income from vending machines, health club membership fees, wholesale and retail sales or merchandise and service charges, community fees, deposits forfeited, off premises catering and other income generated from the operation of such Community; provided, however, that “Gross Revenues” shall not include: (i) any income derived or collected pursuant to the Ancillary Services to be provided by Tenant or its Affiliates pursuant to Section 3.18 above, including from any rent paid by Tenant or its Affiliates to Landlord under any space lease or other occupancy or use agreement for Ancillary Services as provided in clause (iii) of Section 3.18; (ii) any proceeds from or otherwise attributable to a sale, financing, re-financing, equity contribution or similar capital event, including proceeds from the sale or disposition of any FF&E; (iii) any interest received or accrued with respect to the monies in any operating or reserve accounts of any Community; (iv) insurance proceeds, including under any title insurance policy (except for business interruption proceeds; (v) condemnation awards; (vi) security or other deposits until such time as the same are applied to current fees and other amounts due and payable; (vii) gifts or gratuities provided to any Community employees; (viii) federal, state or municipal excise, sales, occupancy, use or similar taxes collected directly from Residents or included as part of the sales price of any goods or services, such as gross receipts or

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similar taxes; (ix) any cash refunds, Rebates or discounts to Residents of any Community, or cash discounts and credits of a similar nature, given, paid or returned in the course of obtaining Gross Revenues or components thereof; (x) income derived from securities and other property acquired and held for investment; (xi) proceeds from any lease, license, easement or other transaction involving Landlord’s real estate interests in any Community and whose purpose is not directly associated with any Community’s primary purpose (e.g., mineral or gas rights leases, cell tower or other telecommunications leases, easement grants and billboard or other signage leases); or (xii) awards of damages, settlement proceeds and other payments received by Landlord in respect of any litigation (other than litigation to collect fees or other charges due for services rendered from or any occupancy or use of any space in any Community, in which event payments of any such fees, charges or rent that are collected pursuant to and as a result of any such litigation shall be treated as Gross Revenues when received). Any Bad Debt, or any community fees or deposits that are refunded to Residents or other Persons, shall be deducted from Gross Revenues during the specific period in which such Bad Debt is recognized or such refunds are made, as the case may be, if such amounts were previously included in Gross Revenues. Any Bad Debt that is recognized but is later collected shall be added to Gross Revenues.
(y)    Household Replacements. The term “Household Replacements” shall mean supply items including linen, china, glassware, silver, uniforms, and similar items, but excluding Consumables.
(z)    Index. The term “Index” shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, 1982-84 Base Year, All Items, U.S. City Average (CPI-W), as published by the Bureau of Labor Statistics. If the Index is discontinued or otherwise revised during the Term, such other government index or computation with which it is replaced shall be used.
(aa)    Interest Rate. The term “Interest Rate” means the lower of (i) a rate equal to the prime interest rate in effect from time to time (as reported in the Wall Street Journal or its successor) plus 300 basis points or (ii) the highest interest rate permitted under applicable Legal Requirements.
(bb)    Landlord Parent. The term “Landlord Parent” means HCP, Inc.
(cc)    Legal Requirements. The term “Legal Requirements” shall mean any constitution, statute, law, code, rule, ordinance, regulation or order of any Governmental Authority having jurisdiction over the business, ownership or operation of any Community, Tenant, Landlord or the matters which are the subject of this Agreement, including any Resident care or health care, building, zoning or use laws, ordinances regulations or orders, environmental protection laws and fire department rules and rules and requirements of any board of fire underwriters respecting the use, construction, maintenance, or operation of any Community, and all requirements, conditions, procedures, policies, rules, regulations, and other mandatory measures promulgated by any Governmental Authority making payments of Gross Revenues to any Community under any Medicare and/or Medicaid programs (or any other similarly administered government program).

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(dd)    Licenses. The term “Licenses” shall mean any and all licenses, permits, qualifications, approvals, authorizations, consents, certifications and provider or reimbursement agreements under any Third-Party Payor Programs issued by or made with any applicable Governmental Authority that are required for, or material to, the operation of any Community for its Applicable Use.
(ee)    Manager Entity. The term “Manager Entity” shall mean an entity that manages more than twenty-five (25) senior living communities owned or leased, directly or indirectly, by BKD (other than the Communities), with each of the following types of units being included in not less than five (5) of such communities: independent living, assisted living, memory care and skilled nursing.
(ff)    Minor Casualty. The term “Minor Casualty” shall mean any fire or other casualty which results in damage to any Community and/or its contents, to the extent that the total cost (in Tenant’s commercially reasonable judgment) of repairing and/or replacing of the damaged portion of such Community to the same condition as existed previously does not exceed the dollar amount of One Million and No/100 Dollars ($1,000,000) (5-Year CPI-Adjusted).
(gg)    National Contracts. The term “National Contracts” means any third party agreements or arrangements of Tenant or Tenant’s Affiliate that are not exclusively entered into on behalf of Landlord but are also utilized for other communities within Tenant’s System.
(hh)    Net Operating Income. The term “Net Operating Income” means, as of the end of the applicable period for which Net Operating Income is determined, the difference between Gross Revenues and Community Expenses; provided, however, that all of the items excluded from Gross Revenues pursuant to clauses (i) through (xii) (other than clauses (vii) and (ix)) of the definition of “Gross Revenues”, to the extent actually collected by Tenant, shall be included in Gross Revenues for purposes of calculating Net Operating Income.
(ii)    Person. The term “Person” or “person,” means any individual, sole proprietorship, joint venture, corporation, partnership, Governmental Authority or other entity of any nature.
(jj)    Proprietary Information: (a) All computer software and accompanying documentation (including all upgrades, enhancements, additions, substitutions and modifications thereof), other than that which is commercially available, which are used by Tenant or any of its Affiliates in connection with Tenant’s property management system for the Communities, (b) all policies, manuals, brochures and directives used by Tenant or any of its Affiliates with respect to the procedures and techniques to be used in operating the Communities, (c) Tenant’s employee records (provided copies of the employee physicals, CPR training results, tuberculosis tests, training records and any other employee records that Tenant is required to disclose under the applicable operations transfer agreement, will be shared with any successor operator), employee manuals and handbooks, (d) terms of any national contracts of Tenant or any of its Affiliates in connection with Tenant’s property management of the Communities, (e) materials related to memory care, "Optimum Life", "Innovative Senior Care", “Nurse on Call”, “Brookdale Healthcare Services”, or “Personalized Living” or any similar or replacement service

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offerings thereof, (f) lead data, prospective customer names, non-public advertising and marketing materials, competitive analyses, referral source lists, and (g) with respect to any Community, unless a notice of termination of this Agreement with respect to such Community or all of the Communities shall have been delivered, the names of the residents of such Community(ies).
(kk)    Rebates. The term “Rebates” means any discounts, rebates and/or other monetary benefit on items purchased or services rendered for the benefit of any Community (whether only for the Communities or for the Communities in combination with other facilities within Tenant’s System).
(ll)    Resident. The term “Resident” means any individual residing at any Community.
(mm)    RIDEA Transaction. The term “RIDEA Transaction” means a transaction pursuant to which Landlord enters into a Superior Lease with an Affiliate with respect to a Community and assigns to such Affiliate, its rights and obligations under this Agreement with respect to such Community.
(nn)    SNF. The term “SNF” shall mean Skilled Nursing Facility.
(oo)    Special Damages. The term “Special Damages” means lost profits, loss of business, loss of business opportunity, diminution in value, consequential, incidental, punitive, exemplary, statutory, special and indirect damages.
(pp)    Software. The term “Software” means all computer software and accompanying documentation (including all future upgrades, enhancements, additions, substitutions and modifications thereof) that are owned or leased by Tenant and used in connection with its operations at any Community.
(qq)    Tenant Interested Company. The term “Tenant Interested Company” means any company in which Tenant, any Affiliate, officer or director of Tenant or any Family Member (or multiple Family Member(s) collectively) of an officer or director of Tenant or any Affiliate of has/have equal to or greater than a ten percent (10%) direct or indirect ownership interest or interest in the profits and losses.
(rr)    Tenant Proprietary Marks. The term “Tenant Proprietary Marks” shall mean all trademarks, trade names, symbols, logos, slogans, designs, insignia, emblems, devices, service marks and distinctive designs of signs, or combinations thereof, which are used to identify Tenant and its Affiliates. The term “Tenant Proprietary Marks” shall include all present and future Tenant Proprietary Marks, whether they are now or hereafter owned by or licensed to Tenant or any of its Affiliates, and whether or not they are registered under the laws of the United States or any other country.

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(ss)    Tenant’s Standards. The term “Tenant’s Standards” means, at any time and from time to time, the (1) operational standards (for example, staffing levels, Resident care and health care policies and procedures, and accounting and financial reporting policies and procedures, provided that in no event shall any such accounting and financial reporting policies and procedures be deemed or construed to limit or otherwise reduce Tenant’s accounting and financial reporting obligations under this Agreement) and (2) physical standards (for example, maintenance and repair of any Community, quality of FF&E, frequency of FF&E replacement) that are, both as to operational standards and physical standards, consistent with the practices and standards implemented or in the process of being implemented at comparable senior living communities in the Tenant’s System (provided that Tenant’s System contains at least twenty-five (25) comparable senior living communities), and, in any event in a manner substantially consistent with the operational standards and physical standards implemented or in the process of being implemented by a majority of other institutional owners/operators of comparable (i.e., in terms of quality, type, size, age and market orientation) senior living communities. Except as permitted under the previous sentence, Tenant may not modify the Tenant’s Standards as they apply to any Community without Landlord’s approval if such modification would likely result in a material negative variance of the Approved Budget.
(tt)    Tenant’s System. The term “Tenant’s System” shall mean at any particular time the group of senior living communities then owned and/or operated or managed by Tenant (or one or more of its Affiliates) in the continental United States which are of a comparable quality, type, size, age and market orientation as any of the Communities.
(uu)    Total Casualty. The term “Total Casualty” shall mean any fire or other casualty which results in damage to any Community and its contents to the extent that Landlord determines in its reasonable discretion that it would be commercially impractical or uneconomical to undertake to repair and/or replace such Community to substantially the same condition as existed previously.
(vv)    “Unit. The term “Unit” shall mean an individual Resident room at any Community.
(ww)    Working Capital. The term “Working Capital” means assets which are reasonably necessary and used for the day to day operation of any Community’s business, including, without limitation, amounts sufficient for the maintenance of petty cash funds, amounts deposited in operating bank accounts, receivables, prepaid expenses, and funds required to maintain inventories and pay all Community Expenses as they become due, less accounts payable and accrued current liabilities, and less any amounts being reserved under the terms of any Community Mortgage for the payment of day-to-day operating expenses, taxes, insurance or other Community Expenses.
(xx)    The following terms have the definitions given to them in the Sections or Schedules identified:
Account Owner – Schedule 7.1-A
Account Party – Schedule 7.1
Additional Rent Adjustment – Schedule 5.2

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Agreement – Opening paragraph
Ancillary Services – Section 3.18
Approved Budget – Section 6.1.1
Bank Account(s) – Schedule 7.1
Business Day – Section 16.12
Capital Budget – Section 6.1.1(a)
Claims – Section 15.2.1
CMP – Schedule 7.1
Community – Background, Paragraph A
Community Reserves – Section 5.1.2
Controlling Documents – Section 3.17
Deficit – Schedule 7.1
Delayed Commencement Community – Background, Paragraph D
Delayed Commencement Date – Background, Paragraph D
EBITDAR – Schedule 5.1
Effective Date – Opening paragraph
Employment Costs – Section 3.2
Event of Default by Landlord – Section 14.1.1
Event of Default by Tenant – Section 14.1.2
Force Majeure – Section 16.18
Home Office Personnel – Section 11.1
Landlord – Background, Paragraph A
Landlord Indemnitees – Section 15.2.2
Management Agreement – Background, Paragraph D
Material Legal Proceedings – Section 15.1
Non-Compliance Costs – Section 8.1.2
Notice – Section 16.4
OpCo – Background, Paragraph D
Operating Budget – Section 6.1.1(b)
Other Facilities – Section 1.2.2
Operational Activities – Section 1.1
OTA – Section 3.16
Prior Lease – Background, Paragraph A

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Prior Lease Amendment – Background, Paragraph A
Rent – Schedule 5.1
Rent Adjustment Statement – Schedule 5.1
Resident Agreements – Section 3.11
Routine Capital Expenditures – Section 9.2.1
Superior Lease – Section 3.17
Tenant – Opening paragraph
Tenant Indemnitees – Section 15.2.1
Tenant IP – Section 12.3
Tenant Proprietary Marks – Section 12.1
Term – Section 2
Third-Party Payor Programs – Section 8.3.1
Title Encumbrances – Section 3.17
TRS Lease – Background, Paragraph D
SIGNATURES BEGIN ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their duly authorized representatives, as of the day and year first above written.

LANDLORD:

HCP SH ELP3 PROPERTIES, LLC,
a Delaware limited liability company

By:
Name:
Title:

HCP SH ELP1 PROPERTIES, LLC,
a Delaware limited liability company

By:
Name:
Title:

Signature Page-Brookdale HCP Interim Lease Agreement

HCP SH ELP2 PROPERTIES, LLC,
a Delaware limited liability company

By:
Name:
Title:

HCP SENIOR HOUSING PROPERTIES
TRUST, a Delaware statutory trust

By: HCP Senior Housing Properties, LLC, a
Delaware limited liability company, its managing
trustee

By:
Name:
Title:

HCP MA3 CALIFORNIA, LP,
a Delaware limited partnership

By:
Name:
Title:

Signature Page-Brookdale HCP Interim Lease Agreement

HCP HB2 NORTH BAY MANOR, LLC,
a Delaware limited liability company

By:
Name:
Title:

[signatures continue]

Signature Page-Brookdale HCP Interim Lease Agreement

TENANT:

EMERITUS CORPORATION,
a Washington partnership

By:
Name:
Title:

SENIOR LIFESTYLE NORTH BAY LIMITED
PARTNERSHIP,
a Delaware limited partnership

By: SLC North Bay, Inc. a Delaware corporation,
its general partner

By:
Name:
Title:

[signatures continue]

Signature Page-Brookdale HCP Interim Lease Agreement

OPCO:

HCP PALM SPRINGS OPCO, LLC,
a Delaware limited liability company

By: HCP, Inc.,
Its: Sole Member

By:_______________________________
Name:
Title:

HCP YREKA OPCO, LLC,
a Delaware limited liability company

By: HCP, Inc.,
Its: Sole Member

By:_______________________________
Name:
Title:

HCP FORTUNA OPCO, LLC, a Delaware limited liability company By: HCP, Inc., Its: Sole Member By:_______________________________ Name: Title:

Signature Page-Brookdale HCP Interim Lease Agreement

HCP CLEARLAKE OPCO, LLC,
a Delaware limited liability company

By: HCP, Inc.,
Its: Sole Member

By:_______________________________
Name:
Title:

[signatures end]

Signature Page-Brookdale HCP Interim Lease Agreement

SCHEDULE 1
CASH FLOW COMMUNITIES

BU Code	Community	Landlord	Tenant	Lease
[***]	[***]	HCP SH ELP3 Properties, LLC	Emeritus Corporation	Amended and Restated Master Lease and Security Agreement dated as of August 29, 2014 (as amended, “Soho NNN Lease”)
[***]	[***]	HCP SH ELP3 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP2 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP2 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP1 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP2 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP2 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP1 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP1 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP MA3 California, LP	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP2 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP1 Properties, LLC	Emeritus Corporation	Soho NNN Lease

Schedule 2-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

BU Code	Community	Landlord	Tenant	Lease
[***]	[***]	HCP SH ELP3 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP HB2 North Bay Manor, LLC	Senior Lifestyle North Bay Limited Partnership	Master Lease and Security Agreement dated as of September 1, 2011 (as amended, “RI4”)
[***]	[***]	HCP Senior Housing Properties Trust	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP SH ELP3 Properties, LLC	Emeritus Corporation	Soho NNN Lease
[***]	[***]	HCP HB2 North Bay Manor, LLC	Senior Lifestyle North Bay Limited Partnership	RI4
[***]	[***]	HCP SH ELP3 Properties, LLC	Emeritus Corporation	Soho NNN Lease

2
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 2
DELAYED CASH FLOW COMMUNITIES

BU Code	Community	OpCo
[***]	[***]	HCP Fortuna OpCo, LLC
[***]	[***]	HCP Fortuna OpCo, LLC
[***]	[***]	HCP Clearlake OpCo, LLC
[***]	[***]	HCP Palm Springs OpCo, LLC
[***]	[***]	HCP Yreka OpCo, LLC

1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 3.18
CURRENT ANCILLARY SERVICES OF TENANT AND ITS AFFILIATES

−	Physical, speech, occupational and other therapy services

−	Home health services (whether private pay or Medicare reimbursed, or licensed or unlicensed)

−	Hospice services

−	The provision of durable medical equipment or other healthcare equipment or supplies

−	Pharmacy supply

−	Nurse practitioner services

Schedule 3.18

SCHEDULE 5.1
Rent.    During the Term and subject to the terms of the CMP, the rent for each calendar month for the Communities, in the aggregate, shall be an amount equal to the Net Operating Income for the Communities for such calendar month (the “Rent”), subject to the adjustments set forth in this Schedule 5.1 (the “Rent Adjustment”). The parties agree that, notwithstanding anything to the contrary contained in this Agreement, all calculations of Rent and any Rent Adjustment shall be made on a cash basis.

[***]
Reconciliations and Adjustments. If this Agreement is terminating with respect to any Community in connection with a sale or transfer of Landlord’s interest therein to a third party, Tenant shall prepare and deliver to Landlord, in conjunction with Tenant’s preparation and delivery of each of the closing and post-closing reconciliation statements described in Section 3.16, a statement setting forth Tenant’s calculation or re-calculation, as applicable, of the Rent and Rent Adjustment for the applicable period(s) based on such closing or reconciliation statement. Promptly thereafter, the parties shall cooperate reasonably and in good faith to finalize the calculation or re-calculation, as applicable, of the Rent and Rent Adjustment for such period(s). Upon agreement of the parties with respect thereto, the party determined to owe cash as a result of such calculation or re-calculation shall promptly pay such cash to the other party. The terms of this paragraph shall survive any termination of this Agreement.

Schedule 5.1-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 5.2
ADDITIONAL RENT ADJUSTMENT
Additional Rent Adjustment:
In addition to the Rent Adjustment provided for in Schedule 5.1, Tenant shall be entitled to an additional rent adjustment (the “Additional Rent Adjustment”), which shall be calculated and reimbursed (or deducted from Rent) as described below. The Additional Rent Adjustment (if any) shall be reimbursed to Tenant by payment from the Bank Account (or, if there are not sufficient funds in the Bank Account, by reimbursement from Landlord to Tenant in accordance with the CMP), but shall not for purposes of this Agreement be deemed a Community Expense for purposes of determining EBITDAR, or in lieu of any such payment or reimbursement from the Bank Account or from Landlord, Tenant shall have the right to reduce any payment of Rent by the amount of any Additional Rent Adjustment, as applicable.
The Additional Rent Adjustment (if any) shall be calculated and applied annually, in arrears, for each Fiscal Year (other than Fiscal Year 2017) and shall be equal to [***] of Excess EBITDAR for such Fiscal Year, but shall not under any circumstances exceed [***] of Aggregate Gross Revenues for such Fiscal Year.
Concurrently with the submission to Landlord of the annual financial reports as required by Section 6.2 of this Agreement for each Fiscal Year, Tenant shall prepare and deliver a statement for the Communities that reflects Tenant’s calculation of the Additional Rent Adjustment for such Fiscal Year for the Communities. Landlord shall have ten (10) Business Days after receipt thereof and of such annual financial reports to notify Tenant of any dispute as to Tenant’s calculation of the Additional Rent Adjustment. If Landlord does not notify Tenant of such a dispute within ten (10) Business Days of receipt of the statement and such annual financial reports, Tenant may deduct the Additional Rent Adjustment, as calculated by Tenant, from the Bank Account in accordance with the CMP (or from Rent payable hereunder); provided, however, that no failure of Landlord to so dispute any calculation within such ten (10) Business Day period nor Tenant’s deduction of the Additional Rent Adjustment, as so calculated by Tenant, from the Bank Account or from Rent shall be deemed a waiver of any rights of Landlord under this Agreement, including the right to dispute such calculation and deduction at a later date.
Prorated Additional Rent Adjustment:
If this Agreement is terminated for any reason other than an Event of Default by Tenant on any day other than the end of a full Fiscal Year, then the amount of the Additional Rent Adjustment for such partial Fiscal Year shall be prorated. For purposes of such proration, the Additional Rent Adjustment shall be calculated for such partial Fiscal Year in the same manner as provided above for a full Fiscal Year, except as follows:
(1)    For purposes of calculating the Excess EBITDAR for such partial Fiscal Year, EBITDAR and the EBITDAR Hurdle shall be calculated for such partial Fiscal Year through the date of termination; and

Schedule 5.2-1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(2)    For purposes of applying the [***] limitation on the [***] of Excess EBITDAR for such partial Fiscal Year (as set forth in the second paragraph of this Schedule 5.2), the same shall be determined by reference to the Aggregate Gross Revenues for such partial Fiscal Year.
Definitions:
As used in this Schedule 5.2:
“EBITDAR” shall mean, with respect to any period, the aggregate earnings from the Communities, before interest, taxes, depreciation, amortization and rents (including Rent and rents under any Superior Lease entered into in connection with a RIDEA Transaction), for such period, each as determined on the basis of GAAP, minus the aggregate amounts payable to Tenant pursuant to 1. of the Rent Adjustment on Schedule 5.1; provided, however, that the rent receivable under any space lease or other occupancy or use agreement for Ancillary Services as provided in clause (iii) of Section 3.18, shall be excluded from such calculation for all purposes, including for purposes of calculating EBITDAR and Excess EBITDAR in connection with the determination of the Additional Rent Adjustment hereunder.
“Excess EBITDAR” shall mean, with respect to any period, the amount by which EBITDAR for such period exceeds the EBITDAR Hurdle for such period.
“EBITDAR Hurdle” shall mean, with respect to any period, the aggregate amounts designated in the Annual Approved Budget as “EBITDAR Hurdles” for all of the Communities with respect to such period, provided that, if such period ends on a date that is not the last day of a month, the amounts designated as “EBITDAR Hurdles” for the month during which such period ends shall be prorated based on the number of days in such month that fall within such period.

Schedule 5.2-2
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 7.1
CASH MANAGEMENT POLICIES
Landlord and Tenant hereby agree to the terms and conditions of these cash management policies (this “CMP”) relating to the establishment, supervision, deposit and disbursement of all revenues (including Gross Revenues) from the Communities. All capitalized terms used but not defined in this CMP shall have the meaning ascribed thereto in the Agreement.
1.    Bank Account(s) Generally. Tenant shall maintain in its name (or the name of one or more of its Affiliates) (as applicable, the “Account Party”), an account or account(s) for the operation of the Communities (a “Bank Account” and collectively “Bank Accounts”) at financial institutions(s) identified to Landlord prior to the date hereof. Except as otherwise provided below with respect to the Medicare/Medicaid Deposit Account, all Bank Accounts for the Communities shall be in the name of the Account Party. Tenant shall have exclusive access and withdrawal rights over the balance of the Bank Accounts. Tenant shall specify, with the approval of Landlord, which approval shall not be unreasonably withheld, conditioned, delayed or denied, the agent or agents of Tenant required on all checks or other documents of withdrawal submitted by Tenant on the Bank Accounts. This Section 1 shall in all respects be subject to any restrictions imposed by any Controlling Documents or Legal Requirements (including any state licensing regulations impacting any Community).
2.    Intercompany Accounting by Community and Deficits. Tenant shall maintain an accurate accounting of all revenues (including Gross Revenues) and expenditures at the Communities using intercompany book accounts, in each case properly reflecting each such Community’s revenues and expenditures from the Bank Account. If, at any time the funds in the Bank Account are insufficient to pay the current operating expenses of the Communities, as provided in the Approved Budget therefor or otherwise incurred by Tenant as permitted by the Agreement (a “Deficit”), Landlord shall within five (5) Business Days after receipt of notice from Tenant (notwithstanding anything to the contrary in Section 7.3.1), deposit into the Bank Account (or otherwise cause to be available from the Bank Account through intercompany loans among the Communities) an amount equal to the Deficit; provided, however, that (a) Tenant shall provide Landlord with such notice adequate supporting documentation to substantiate and explain such Deficit, and (b) all such current operating expenses shall have been incurred consistent with the terms of the Agreement.
3.    Transfer of Funds to Landlord. In satisfaction of Tenant’s obligation to pay Rent for any calendar month in accordance with Section 5.1 (subject to the Rent Adjustments), Tenant shall transfer any excess funds in the Bank Account (less an amount equal to the Working Capital Cushion) to Landlord no later than the last day of the immediately following month.

Schedule 7.1-1

EXHIBIT G
(Form of Management Agreement)
[***]

Exhibit G
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT H
(Example of Calculation of Lease Positive NPV)
[***]

Exhibit H
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

EXHIBIT I
(Form of Letter of Credit)
(See attached.)

Exhibit I

FORM OF LETTER OF CREDIT
(Letterhead of a money center bank
acceptable to the Landlord)

FAX NO. [(__)_____-_____]	[Insert Bank Name And Address]
SWIFT: [Insert No., if any]
DATE OF ISSUE:
BENEFICIARY:	APPLICANT:
[Insert Beneficiary Name And Address]	[Insert Applicant Name And Address]
LETTER OF CREDIT NO.
EXPIRATION ____________________ AT OUR COUNTERS	DATE: AMOUNT AVAILABLE: USD[Insert Dollar Amount] (U.S. DOLLARS [Insert Dollar Amount])

LADIES AND GENTLEMEN:
WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. ___________ IN YOUR FAVOR FOR THE ACCOUNT OF [Insert Tenant’s Name], A [Insert Entity Type], UP TO THE AGGREGATE AMOUNT OF USD[Insert Dollar Amount] ([Insert Dollar Amount] U.S. DOLLARS) EFFECTIVE IMMEDIATELY AND EXPIRING ON (Expiration Date) AVAILABLE BY PAYMENT UPON PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON [Insert Bank Name] WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):
ARTICLE XLVIII.1.    THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND AMENDMENT(S), IF ANY.
ARTICLE XLIX.2.    BENEFICIARY’S SIGNED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF [Insert Landlord’s Name], A [Insert Entity Type] (“LANDLORD”) STATING THE FOLLOWING:
“THE UNDERSIGNED HEREBY CERTIFIES THAT THE LANDLORD, EITHER (A) UNDER THE LEASE (DEFINED BELOW), OR (B) AS A RESULT OF THE TERMINATION OF SUCH LEASE, HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USD______________ IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE “LEASE”), OR SUCH AMOUNT CONSTITUTES DAMAGES OWING BY THE TENANT TO BENEFICIARY RESULTING FROM THE BREACH OF SUCH LEASE BY THE TENANT THEREUNDER, OR THE TERMINATION OF SUCH LEASE, AND SUCH AMOUNT REMAINS UNPAID AT THE TIME OF THIS DRAWING.”

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

OR
“THE UNDERSIGNED HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF [Insert Bank Name]’S ELECTION NOT TO EXTEND ITS STANDBY LETTER OF CREDIT NO. ____________ AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT WITHIN AT LEAST THIRTY (30) DAYS PRIOR TO THE PRESENT EXPIRATION DATE.”
OR
“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ______________ AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE “LEASE”), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”
OR
“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ____________________ AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE “LEASE”), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”
OR
“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ______________ AS THE RESULT OF THE REJECTION, OR DEEMED REJECTION, OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED, UNDER SECTION 365 OF THE U.S. BANKRUPTCY CODE.”
SPECIAL CONDITIONS:
PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS MAY BE MADE UNDER THIS STANDBY LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS STANDBY LETTER OF CREDIT.

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING. [Please Provide The Required Forms For Review, And Attach As Schedules To The Letter Of Credit.]
ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.
ALL BANKING CHARGES ARE FOR THE APPLICANT’S ACCOUNT.
IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE EXPIRATION DATE WE SEND YOU NOTICE BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD. SAID NOTICE WILL BE SENT TO THE ADDRESS INDICATED ABOVE, UNLESS A CHANGE OF ADDRESS IS OTHERWISE NOTIFIED BY YOU TO US IN WRITING BY RECEIPTED MAIL OR COURIER. ANY NOTICE TO US WILL BE DEEMED EFFECTIVE ONLY UPON ACTUAL RECEIPT BY US AT OUR DESIGNATED OFFICE. IN NO EVENT, AND WITHOUT FURTHER NOTICE FROM OURSELVES, SHALL THE EXPIRATION DATE BE EXTENDED BEYOND A FINAL EXPIRATION DATE OF _______________ (120 days from the Lease Expiration Date).
THIS LETTER OF CREDIT MAY BE TRANSFERRED SUCCESSIVELY IN WHOLE OR IN PART ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF A NOMINATED TRANSFEREE (“TRANSFEREE”), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE IS IN COMPLIANCE WITH ALL APPLICABLE U.S. LAWS AND REGULATIONS. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S) IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR TRANSFER FORM (AVAILABLE UPON REQUEST) AND PAYMENT OF OUR CUSTOMARY TRANSFER FEES, WHICH FEES SHALL BE PAYABLE BY APPLICANT (PROVIDED THAT BENEFICIARY MAY, BUT SHALL NOT BE OBLIGATED TO, PAY SUCH FEES TO US ON BEHALF OF APPLICANT, AND SEEK REIMBURSEMENT THEREOF FROM APPLICANT). IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE AND WHERE THE BENEFICIARY’S NAME APPEARS WITHIN THIS STANDBY LETTER OF CREDIT, THE TRANSFEREE’S NAME IS AUTOMATICALLY SUBSTITUTED THEREFOR.
ALL DRAFTS REQUIRED UNDER THIS STANDBY LETTER OF CREDIT MUST BE MARKED: “DRAWN UNDER [Insert Bank Name] STANDBY LETTER OF CREDIT NO. ______________.”

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

WE HEREBY AGREE WITH YOU THAT IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AT OR PRIOR TO [Insert Time – (e.g., 11:00 AM)], ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS PRESENTED CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SUCCEEDING BUSINESS DAY. IF DRAFTS ARE PRESENTED TO [Insert Bank Name] UNDER THIS LETTER OF CREDIT AFTER [Insert Time – (e.g., 11:00 AM)], ON A BUSINESS DAY, AND PROVIDED THAT SUCH DRAFTS CONFORM WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE INITIATED BY US IN IMMEDIATELY AVAILABLE FUNDS BY OUR CLOSE OF BUSINESS ON THE SECOND SUCCEEDING BUSINESS DAY. AS USED IN THIS LETTER OF CREDIT, “BUSINESS DAY” SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE. IF THE EXPIRATION DATE FOR THIS LETTER OF CREDIT SHALL EVER FALL ON A DAY WHICH IS NOT A BUSINESS DAY THEN SUCH EXPIRATION DATE SHALL AUTOMATICALLY BE EXTENDED TO THE DATE WHICH IS THE NEXT BUSINESS DAY.
PRESENTATION OF A DRAWING UNDER THIS LETTER OF CREDIT MAY BE MADE ON OR PRIOR TO THE THEN CURRENT EXPIRATION DATE HEREOF BY HAND DELIVERY, COURIER SERVICE, OVERNIGHT MAIL, OR FACSIMILE. PRESENTATION BY FACSIMILE TRANSMISSION SHALL BE BY TRANSMISSION OF THE ABOVE REQUIRED SIGHT DRAFT DRAWN ON US TOGETHER WITH THIS LETTER OF CREDIT TO OUR FACSIMILE NUMBER, [Insert Fax Number – (_____) ____-______], ATTENTION: [Insert Appropriate Recipient], WITH TELEPHONIC CONFIRMATION OF OUR RECEIPT OF SUCH FACSIMILE TRANSMISSION AT OUR TELEPHONE NUMBER [Insert Telephone Number – (_____) ____-______] OR TO SUCH OTHER FACSIMILE OR TELEPHONE NUMBERS, AS TO WHICH YOU HAVE RECEIVED WRITTEN NOTICE FROM US AS BEING THE APPLICABLE SUCH NUMBER. WE AGREE TO NOTIFY YOU IN WRITING, BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, OF ANY CHANGE IN SUCH DIRECTION. ANY FACSIMILE PRESENTATION PURSUANT TO THIS PARAGRAPH SHALL ALSO STATE THEREON THAT THE ORIGINAL OF SUCH SIGHT DRAFT AND LETTER OF CREDIT ARE BEING REMITTED, FOR DELIVERY ON THE NEXT BUSINESS DAY, TO [Insert Bank Name] AT THE APPLICABLE ADDRESS FOR PRESENTMENT PURSUANT TO THE PARAGRAPH FOLLOWING THIS ONE.
WE HEREBY ENGAGE WITH YOU THAT ALL DOCUMENT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS STANDBY LETTER OF CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT OUR OFFICE LOCATED AT [Insert Bank Name], [Insert Bank Address], ATTN: [Insert Appropriate Recipient], ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT, (Expiration Date) .

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

IN THE EVENT THAT THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS LOST, STOLEN, MUTILATED, OR OTHERWISE DESTROYED, WE HEREBY AGREE TO ISSUE A DUPLICATE ORIGINAL HEREOF UPON RECEIPT OF A WRITTEN REQUEST FROM YOU AND A CERTIFICATION BY YOU (PURPORTEDLY SIGNED BY YOUR AUTHORIZED REPRESENTATIVE) OF THE LOSS, THEFT, MUTILATION, OR OTHER DESTRUCTION OF THE ORIGINAL HEREOF.
EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE “INTERNATIONAL STANDBY PRACTICES” (ISP 98) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 590).
Very truly yours,
(Name of Issuing Bank)
By:

Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 1
(State-Specific Impositions)

The following taxes will be included within the definition of impositions:
State	Form Number	Form Name	Form Section or Description
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Schedule 1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

The following taxes will not be included within the definition of Impositions:

State	Description
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Schedule 1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 3.1.2
(Additional Rent)
Pool 9 - Murrieta Facility

Lessee shall, commencing with the first Quarter and continuing through the expiration of the applicable Term (including each Extended Term, if any), pay to Lessor annual “Allocated Additional Rent” for the Murrieta Facility in the amount of [***] of Incremental Gross Revenues for such Facility; provided, however, that in no event shall the sum of the annual Allocated Minimum Rent and Allocated Additional Rent paid or payable by Lessee for any Rent Year be less than [***] of the sum of annual Allocated Minimum Rent and Allocated Additional Rent paid or payable by Lessee for the immediately prior Rent Year.

(a)    As used for purposes of this Schedule 3.1.2:
(i)    “Quarter” shall mean, during each Rent Year, the three (3) calendar month period commencing on the first day of such Rent Year and each subsequent three (3) calendar month period within the applicable Rent Year; provided, however, that the first Quarter shall commence on the Commencement Date and end on December 31, 2017, and the last Quarter during the Term may be a period of less than three (3) calendar months and shall end on the last day of the applicable Term.
(ii)    “Incremental Gross Revenues” shall mean, with respect to the Murrieta Facility, the positive amount, if any, by which the Gross Revenues for the current Rent Year or partial Rent Year exceeds the Base Gross Revenues.
(iii)    “Gross Revenues” shall mean, notwithstanding the definitions thereof in Section 2.1 or Schedule 3.1.3 of this Lease, with respect to the Murrieta Facility, all revenues received or receivable from or by reason of the operation of such Facility or any other use of the Leased Property of such Facility, Lessee’s Personal Property and all Capital Additions of such Facility including all revenues received or receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and Capital Additions of such Facility; provided, however, that Gross Revenues shall not include: (x) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business; and (y) federal, state or local excise taxes and any tax based upon or measured by such revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately. Gross Revenues for each Rent Year for the Murrieta Facility shall include all cost report settlement amounts received in or payable during such Rent Year in accordance with GAAP relating to health care accounting, regardless of the year to which such settlement amounts are applicable; provided, however, that to the extent settlement amounts are applicable to years, or portions thereof, prior to the Commencement Date (and were included in Gross Revenues under the applicable Existing Lease), such settlement amounts shall not be included in Gross Revenues for the Rent Year of such Facility in which such settlement amounts are received or paid. Gross

Schedule 3.1.2
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Revenues shall also include the Gross Revenues of any Occupant under a Commercial Occupancy Arrangement, i.e., the Gross Revenues generated from the operations conducted on or from such subleased, licensed or other used or occupied portion of the Leased Property and all Capital Additions of such Facility shall be included directly in the Gross Revenues; provided, however, that the rent received or receivable by Lessee from or under such Commercial Occupancy Arrangement shall be excluded from Gross Revenues for such purpose. Notwithstanding anything to the contrary, and without limiting the foregoing, except as expressly provided in this sentence, Lessor and Lessee agree that Gross Revenues shall include all Ancillary Services Revenues, but all Non-Resident Ancillary Services Revenues shall be excluded therefrom or deducted to the extent otherwise included therein.
(iv)    “Base Gross Revenues” shall mean, with respect to the Murrieta Facility, [***]. Base Gross Revenues for any partial Rent Year shall be determined by multiplying the applicable Base Gross Revenues by a fraction, the numerator of which is the number of days in the partial Rent Year and the denominator of which is 360.
(b)    Additional Rent shall be paid quarterly, in arrears, for the portion of the entire applicable Rent Year, on a cumulative basis, up to the end of the Quarter then most recently ended, less the Additional Rent already paid and attributable to such Rent Year. If at the time any calculation on account of Additional Rent is to be made the applicable Gross Revenues are not yet available, Lessee shall use its best estimate of the applicable Gross Revenues. Each quarterly payment of Additional Rent shall be delivered to Lessor, together with an Officer’s Certificate setting forth the calculation thereof, on or before the expiration of the forty-fifth (45th) day following the end of the corresponding Quarter.
(c)    Within sixty (60) days after the end of each applicable Rent Year, Lessee shall deliver to Lessor an Officer’s Certificate setting forth the Gross Revenues for the Murrieta Facility for such Rent Year. As soon as practicable following receipt by Lessor of such Officer’s Certificate, Lessor shall determine the Additional Rent for such Rent Year and give Lessee notice of the same together with the calculations upon which the Additional Rent was based. If such Additional Rent exceeds the sum of the quarterly payments of Additional Rent previously paid by Lessee with respect to such Rent Year, Lessee shall forthwith pay such deficiency to Lessor. If such Additional Rent for such Rent Year is less than the amount previously paid by Lessee with respect thereto, Lessor shall, at Lessee’s option, either (i) remit to Lessee its check in an amount equal to such different plus interest thereon pursuant to (d) below, or (ii) credit such difference plus interest thereon pursuant to (d) below against the quarterly payments of Additional Rent next coming due.
(d)    Any difference between the annual Additional Rent for any Rent Year as determined pursuant to the Officer’s Certificate delivered pursuant to this Schedule 3.1.2 and the total amount of quarterly payments for the applicable Rent Year previously paid by Lessee pursuant to (b) above, whether in favor of Lessor or Lessee, shall bear interest at a rate equal to the rate payable on 90-day U.S. Treasury Bills as of the last Business Day of such Rent Year from the date when the applicable payment should have been made (in the case of an underpayment on account of such quarterly payments) or the date the applicable payment was

Schedule 3.1.2
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

made (in the case of any overpayment on account of such quarterly payments) until the entire amount of such difference shall be paid or otherwise discharged.
(e)    For the first Rent Year and last Rent Year (if the expiration or earlier termination of the applicable Term is a day other than the last day of a Rent Year), the amount of the quarterly installment of Additional Rent shall be paid pro rata on the basis of the actual number of days in such Rent Year.
(f)    As soon as practicable after the expiration or earlier termination of the applicable Term, a final reconciliation of Additional Rent shall be made taking into account, among other relevant adjustments, any unresolved contractual allowances which relate to Gross Revenues accrued prior to such expiration or termination; provided that if the final reconciliation has not been made within six (6) months of such expiration or termination, then a final reconciliation shall be made at that time based on all available relevant information, including Lessee’s good faith best estimate of the amount of any unresolved contractual allowances.
(g)    Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property and all Capital Additions of the Murrieta Facility in accordance with its usual and customary practices and in accordance with GAAP which will accurately record all Gross Revenues for the Murrieta Facility and Lessee shall retain for at least seven (7) years after the expiration of each Rent Year reasonably adequate records conforming to such accounting system showing all Gross Revenues for such Rent Year for the Murrieta Facility. Lessor, at its own expense except as provided hereinbelow, shall have the right from time to time by its accountants or representatives, to review and/or audit the information set forth in the Officer's Certificate referred to in (b) above and in connection with such review and/or audit to examine Lessee's records with respect thereto (including supporting data and sales tax returns) subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations including any duly enacted “Patients’ Bill of Rights” or similar legislation, or as may be necessary to preserve the confidentiality of the Facility-patient relationship and the physician-patient privilege. If any such review and/or audit discloses a deficiency in the payment of Additional Rent, Lessee shall forthwith pay to Lessor the amount of the deficiency together with interest thereon at the Overdue Rate compounded monthly from the date when said payment should have been made to the date of payment thereof. If any such review and/or audit discloses that the Gross Revenues for the Murrieta Facility actually received by Lessee for any Rent Year exceed those reported by Lessee by more than two percent (2%), Lessee shall pay the costs of such review and/or audit. Any proprietary information obtained by Lessor pursuant to such review and/or audit shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation or arbitration proceedings between the parties and except further that Lessor may disclose such information to prospective lenders or purchasers so long as such prospective lenders or purchasers agree to maintain such confidentiality.

Schedule 3.1.2
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 3.1.3
(Rent Escalations for Pre-Adjusted Minimum Rent)
Pool 1 Facilities, Pool 2 Facilities, and Pool 3 Facilities

For each of the Pool 1 Facilities, Pool 2 Facilities and Pool 3 Facilities, during the second (2nd) Rent Year and for each Rent Year thereafter, the Pre-Adjusted Allocated Minimum Rent for such Rent Year shall equal the sum of (x) the Pre-Adjusted Allocated Minimum Rent for the prior Rent Year, plus (y) the product of (i) the Pre-Adjusted Allocated Minimum Rent applicable to such prior Rent Year and (ii) the greater of (A) [***] and (B) the CPI Increase, but not to exceed [***].

Pool 4 Facilities

For each of the Pool 4 Facilities, during the second (2nd) Rent Year and for each Rent Year thereafter, the Pre-Adjusted Allocated Minimum Rent for such Rent Year shall equal the sum of (x) the Pre-Adjusted Allocated Minimum Rent for the prior Rent Year, plus (y) the product of (a) the Pre-Adjusted Allocated Minimum Rent applicable to such prior Rent Year and (b) the greater of (i) [***] and (ii) the CPI Increase, but not to exceed [***].

Pool 5 Facilities

Commencing upon the expiration of the first (1st) Rent Year of the Pool 5 Fixed Term, and upon the expiration of each Rent Year thereafter during the applicable Term (including any additional Extended Terms), the then current monthly Pre-Adjusted Allocated Minimum Rent for each Pool 5 Facility for such Rent Year shall be increased for the ensuing Rent Year by a percentage equal to the greater of [***] or the CPI Increase; provided, however, that in no event shall the monthly Pre-Adjusted Allocated Minimum Rent for any such Facility after any such adjustment be more than [***] of the monthly Pre-Adjusted Allocated Minimum Rent for such Facility in effect immediately prior to such adjustment, notwithstanding the actual CPI Increase.

Pool 6 Facilities

Commencing upon the expiration of the first (1st) Rent Year of the Term and upon the expiration of each applicable Rent Year thereafter during the applicable Term (including the Extended Terms, if any), the then current monthly Pre-Adjusted Allocated Minimum Rent for each Pool 6 Facility for such Rent Year shall be increased for the ensuing Rent Year by a percentage equal to [***].

Pool 7 - Austin Facility

Commencing upon the expiration of the first (1st) Rent Year of the Term with respect to the Austin Facility and upon the expiration of each Rent Year thereafter during the applicable Term (including the Extended Terms, if any), the then current monthly Pre-Adjusted Allocated Minimum Rent for such Facility shall be adjusted for such ensuing Rent Year to an amount equal to the product of (i) the monthly Pre-Adjusted Allocated Minimum Rent paid or payable for such Facility for the last full month of the immediately prior Rent Year, times (ii) [***].

Schedule 3.1.3
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Pool 7 - Greenwood Facility

Commencing upon the expiration of the first (1st) Rent Year of the applicable Pool 7 Fixed Term with respect to the Greenwood Facility and upon the expiration of each Rent Year thereafter during the applicable Pool 7 Fixed Term and any Extended Term, the Pre-Adjusted Allocated Minimum Rent for such Facility shall be equal to the Pre-Adjusted Allocated Minimum Rent for such Facility for the immediately prior Rent Year, as increased by a percentage equal to the greater of [***] or the CPI Increase; provided, however, that in no event shall the monthly Pre-Adjusted Allocated Minimum Rent with respect to the Greenwood Facility after any such adjustment be more than [***] of the monthly Pre-Adjusted Allocated Minimum Rent in effect for the Greenwood Facility immediately prior to such adjustment, notwithstanding the actual CPI Increase.

Pool 8 - Oak Park Facility

Fixed Term: The Pre-Adjusted Allocated Minimum Rent with respect to the Oak Park Facility for each Rent Year after the first (1st) Rent Year during the applicable Pool 8 Fixed Term shall be equal to the Pre-Adjusted Allocated Minimum Rent for such Facility for the immediately prior Rent Year, as increased by the greater of (i) [***] or (ii) the lesser of (A) the applicable CPI Increase or (B) [***].

Pool 8 - Nashville Facility

Fixed Term: The Pre-Adjusted Allocated Minimum Rent with respect to the Nashville Facility for each Rent Year after the first (1st) Rent Year during the applicable Pool 8 Fixed Term shall be equal to the Pre-Adjusted Allocated Minimum Rent for such Facility for the immediately prior Rent Year, as increased by the greater of (i) [***] or (ii) the lesser of (A) the applicable CPI Increase or (B) [***].

Extended Term: During the first (1st) Rent Year of the Extended Term applicable to the Nashville Facility, Lessee shall pay Pre-Adjusted Allocated Minimum Rent for such Facility in an amount equal to the sum of (1) the greater of (a) [***] over the amount of Pre-Adjusted Allocated Minimum Rent due with respect to the Nashville Facility in the immediately preceding Rent Year, or (b) the CPI Increase over the amount of Pre-Adjusted Allocated Minimum Rent due with respect to the Nashville Facility in the immediately preceding Rent Year, but not greater than [***] over the amount of such Pre-Adjusted Allocated Minimum Rent (the “Increased Nashville Rental Amount”); plus (2) [***] of the positive difference, if any, of (a) the fair market rent of the Leased Property (including, without limitation, capital additions related thereto paid for or financed by Lessor) of the Nashville Facility on the date of Lessee’s notice of exercise pursuant to Section 19.1 of this Lease (which fair market rent will be determined based on the assumption that such Leased Property is exposed on the open market on the date of such Lessee’s notice and taking into account, among other relevant factors, the income generated from the Leased Property of the Nashville Facility), minus (b) the Increased Nashville Rental Amount. Upon the commencement of each subsequent Rent Year of such Extended Term, the Pre-Adjusted Allocated Minimum Rent for the Nashville Facility shall be equal to the Pre-Adjusted Allocated

Schedule 3.1.3
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Minimum Rent for the Nashville Facility for the immediately prior Rent Year, as increased by the greater of (i) [***] or (ii) the lesser of (A) the applicable CPI Increase or (B) [***].

Establishing Fair Market Rent: With respect to the Extended Term of the Nashville Facility, if within ten (10) days of the date of Lessee’s notice of exercise pursuant to Section 19.1 of this Lease, Lessor and Lessee are unable to agree on the fair market rent of the Leased Property (including, without limitation, capital additions related thereto paid for or financed by Lessor) of the Nashville Facility for purposes of the calculation related to Pre-Adjusted Allocated Minimum Rent during the first (1st) Rent Year of the Extended Term for the Nashville Facility, such fair market rent shall be established by the appraisal process described in Article XXXIV. In the event that the Pre-Adjusted Allocated Minimum Rent with respect to the Nashville Facility for the Extended Term is not finally determined by such appraisal process prior to the commencement of the Extended Term, then in such event until such amount is finally determined Lessee shall pay to Lessor as interim rent for such Facility for the Extended Term an amount equal to [***] of the established Pre-Adjusted Allocated Minimum Rent of such Facility as of the end of the Rent Year immediately preceding the Extended Term until such appraisal process and any dispute relating thereto is finally resolved. In such an event, the amount of any differential between the interim Pre-Adjusted Allocated Minimum Rent actually paid and the Pre-Adjusted Allocated Minimum Rent established shall, if resulting in an underpayment, be paid by Lessee to Lessor within fifteen (15) days, or if resulting in an overpayment, be credited by Lessor against the next installment(s) of Pre-Adjusted Allocated Minimum Rent coming due hereunder.

Pool 9 Facilities

For the Lodi Facility, commencing upon the expiration of the first (1st) Rent Year and upon the expiration of each Rent Year thereafter for the balance of the applicable Term (including each Extended Term, if any), the then current Pre-Adjusted Allocated Minimum Rent for the Lodi Facility for the ensuing Rent Year shall be increased by an amount equal to the greater of (i) [***] or (ii) [***] of the applicable CPI Increase.

For the Murrieta Facility, the Pre-Adjusted Allocated Minimum Rent shall not be subject to escalation during the applicable Term (including each Extended Term, if any).

Pool 10 Facilities

Fixed Term: Upon the expiration of the first (1st) Rent Year of the Pool 10 Fixed Term and upon the expiration of each Rent Year thereafter during the Pool 10 Fixed Term, the then current monthly Pre-Adjusted Allocated Minimum Rent for each Pool 10 Facility shall be increased by [***].

Schedule 3.1.3
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

Extended Terms: The monthly Pre-Adjusted Allocated Minimum Rent for each Pool 10 Facility for the first (1st) Rent Year of each Extended Term, if any, shall be equal to the greater of (i) the monthly Pre-Adjusted Allocated Minimum Rent for such Pool 10 Facility in effect for the last Rent Year of the immediately prior Term, as increased by [***] or (ii) the lesser of (A) the monthly Pre-Adjusted Allocated Minimum Rent for such Pool 10 Facility in effect for the first (1st) Rent Year of the immediately prior Term, as increased by [***] of the positive aggregate CPI Cumulative Term Increase during the immediately prior Term, or (B) the monthly Pre-Adjusted Allocated Minimum Rent for such Pool 10 Facility in effect for the last Rent Year of the immediately prior Term, as increased by (1) with respect to the first (1st) Extended Term, [***] or (2) with respect to each Extended Term other than the first (1st) Extended Term, [***]. For the avoidance of doubt, when calculating monthly Pre-Adjusted Allocated Minimum Rent for the first (1st) Rent Year of the first (1st) Extended Term, the “immediately prior Term” shall be the Pool 10 Fixed Term, and when calculating monthly Pre-Adjusted Allocated Minimum Rent for the first (1st) Rent Year of the second (2nd) Extended Term, the “immediately prior Term” shall be the first (1st) Extended Term, and so forth. Upon the expiration of the first (1st) Rent Year of each Extended Term, if any, and upon the expiration of each Rent Year thereafter during such Extended Term, the then current monthly Pre-Adjusted Allocated Minimum Rent for each Pool 10 Facility shall be increased by [***]. As used herein, “CPI Cumulative Term Increase” shall mean the percentage increase (rounded to two (2) decimal places), if any, in (i) the Cost of Living Index published for the month which is one (1) month prior to the expiration of the applicable Term, over (ii) the Cost of Living Index published for the month which is one (1) month prior to the commencement of such Term (i.e., one (1) month prior to the commencement of the Fixed Term with respect to an increase being measured at the expiration of the Fixed Term, or one (1) month prior to the commencement of the applicable Extended Term with respect to an increase being measured at the expiration of an Extended Term).

Pool 11 Facilities

Fixed Term: Commencing upon the expiration of the first (1st) Rent Year of the Pool 11 Fixed Term, and upon the expiration of each Rent Year thereafter during the Pool 11 Fixed Term, the monthly Pre-Adjusted Allocated Minimum Rent for each Pool 11 Facility in effect as of the expiration of such Rent Year shall be increased for the immediately following Rent Year by a percentage equal to the greater of (i) the lesser of (A) the applicable CPI Increase or (B) [***], or (ii) [***].

Extended Terms: The monthly Pre-Adjusted Allocated Minimum Rent for each Pool 11 Facility for the first (1st) Rent Year of the first (1st) Extended Term, if any, shall be the greater of (i) one-twelfth (1/12) of the then annual Fair Market Rental or (ii) the monthly Pre-Adjusted Allocated Minimum Rent in effect immediately prior to the expiration of the Pool 11 Fixed Term, as increased by a percentage equal to the greater of (A) the lesser of (x) the applicable CPI Increase or (y) [***]; or (B) [***]. Commencing upon the expiration of the first (1st) Rent Year of the first (1st) Extended Term, if any, and upon the expiration of each Rent Year thereafter during the balance of the applicable Term (i.e., the balance of the first (1st) Extended Term and each Rent Year during the second (2nd) Extended Term, if any, including the first (1st) Rent Year of such second (2nd) Extended Term, if any), the then current monthly Pre-Adjusted Allocated Minimum Rent for each Pool 11 Facility in effect as of the expiration of such Rent Year shall be increased for the immediately following Rent Year by a percentage equal to the greater of (A) the lesser of

Schedule 3.1.3
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(x) the applicable CPI Increase or (y) [***]; or (B) [***]. Notwithstanding the definition of Fair Market Rental set forth in Section 2.1 of this Lease, for purposes of determining Pre-Adjusted Allocated Minimum Rent as provided for in this paragraph, such Fair Market Rental shall be determined in accordance with the appraisal process set forth in Article XXXIV only if the same cannot be agreed to in writing by Lessor and Lessee in their sole and absolute discretion within ten (10) Business Days after the same is required to be determined.

Pool 12 Facilities

For the Pool 12 Facilities, the Pre-Adjusted Allocated Minimum Rent shall not be subject to escalation during the applicable Term.

Schedule 3.1.3
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 7.4.1
(List of Competing Communities)

ID	Property Name	City	State	Units	5-Mile Community Source(s)
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Schedule 7.4.1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

ID	Property Name	City	State	Units	5-Mile Community Source(s)
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Schedule 7.4.1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 10.1
(Pre-Existing Alteration Projects)
[See attached.]

Schedule 10.1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

PROJECT INFORMATION											TOTALS
BU #	YEAR	TYPE	ACTIVITY	COMMUNITY	PROJECT DESCRIPTION	DIVISION	STATUS	ACTUAL GC START	ACTUAL GC COMPLETE	TOTAL BUDGET	TOTAL COMMITTED w/ CONTINGENCY	TOTAL BOOKED w/ CONTINGENCY	TOTAL OPEN PO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]

[***]

[***]

Schedule 10.1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 35.1
(Removal Facilities)

	Facility Name	Current Lease/Pool	City	State	Delay Risk
1	[***]	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]
11	[***]	[***]	[***]	[***]	[***]
12	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]
14	[***]	[***]	[***]	[***]	[***]
15	[***]	[***]	[***]	[***]	[***]
16	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]
19	[***]	[***]	[***]	[***]	[***]
20	[***]	[***]	[***]	[***]	[***]
21	[***]	[***]	[***]	[***]	[***]
22	[***]	[***]	[***]	[***]	[***]
23	[***]	[***]	[***]	[***]	[***]
24	[***]	[***]	[***]	[***]	[***]
25	[***]	[***]	[***]	[***]	[***]
26	[***]	[***]	[***]	[***]	[***]
27	[***]	[***]	[***]	[***]	[***]
28	[***]	[***]	[***]	[***]	[***]
29	[***]	[***]	[***]	[***]	[***]
30	[***]	[***]	[***]	[***]	[***]
31	[***]	[***]	[***]	[***]	[***]
32	[***]	[***]	[***]	[***]	[***]

Schedule 35.1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 35.1.1
(Potential Early Termination Removal Facilities)

	Facility Name	Current Lease/Pool	City	State
1	[***]	[***]	[***]	[***]
2	[***]	[***]	[***]	[***]
3	[***]	[***]	[***]	[***]
4	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]

Schedule 35.1.1
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 35.3
(Brookdale Acquisition Properties)

NNN - Acquisitions	Lease	Location	Purchase Price
Brookdale Charleston	HCP- Eden 8 ML	Charleston, SC	[***]
Brookdale Franklin	HCP-NNN ML (Pool 1)	Franklin, TN	[***]

Schedule 35.3
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 35.5
(Minimum Rent Escalations for the Oak Park Facility)

Pool 8 - Oak Park Facility

Fixed Term: The Pre-Adjusted Allocated Minimum Rent with respect to the Oak Park Facility for each Rent Year after the first (1st) Rent Year during the applicable Pool 8 Fixed Term shall be equal to the Pre-Adjusted Allocated Minimum Rent for such Facility for the immediately prior Rent Year, as increased by the greater of (i) [***] or (ii) the lesser of (A) the applicable CPI Increase or (B) [***].

Extended Term: During the first (1st) Rent Year of the Extended Term applicable to the Oak Park Facility, Lessee shall pay Pre-Adjusted Allocated Minimum Rent for such Facility in an amount equal to the sum of: (i) the Pre-Adjusted Allocated Minimum Rent with respect to the Oak Park Facility in the immediately preceding Rent Year, as increased by the greater of (A) [***] or (B) the lesser of (x) the applicable CPI Increase or (y) [***]; and (ii) [***] of the amount by which the trailing twelve (12) month Cash Available for Lease Payments (after adding back any payments made for a management fee, less a management fee equal to five percent (5%) of Total Facility Revenues) ending two (2) months prior to the end of the applicable Pool 8 Fixed Term exceeds a 1.15x Coverage Ratio. Upon the commencement of each subsequent Rent Year of such Extended Term, the Pre-Adjusted Allocated Minimum Rent shall be equal to the Pre-Adjusted Allocated Minimum Rent for the Oak Park Facility for the immediately prior Rent Year, as increased by the greater of (i) [***] or (ii) the lesser of (A) the applicable CPI Increase or (B) [***].

Solely with respect to the Oak Park Facility, as used in this Schedule 35.5:

(a)    “Cash Available for Lease Payments” means, for the Oak Park Facility, during any Lease Year, the remainder of (i) Total Facility Revenue for the Leased Property of such Facility during such Lease Year, less (ii) Property Expenses for the Leased Property of such Facility for the same Lease Year. Notwithstanding anything to the contrary in such definition and without limiting the definition thereof except as expressly provided in this sentence, Lessor and Lessee agree that Total Facility Revenue shall include all Ancillary Services Revenues, but all Non-Resident Ancillary Services Revenues shall be excluded therefrom or deducted to the extent otherwise included therein.
(b)    “Coverage Ratio” means, for the Oak Park Facility, the Cash Available for Lease Payments and any payments made for a management fee, less a management fee equal to the product of Total Facility Revenues and five percent (5%) over Rent for the Oak Park Facility.
(c)    “Property Expenses” means, with respect to the Oak Park Facility, for the applicable period of time, the sum of the following items: (1) the cost of sales, including without limitation, compensation, fringe benefits, payroll taxes and other costs relating to employees of Lessee (the foregoing costs shall not include salaries and other employee costs of

Schedule 35.5
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

executive personnel of Lessee who do not work at the Leased Property of such Facility on a regular basis; except that the foregoing costs shall include the allocable portion of the salary and other employee costs of any general manager or other supervisory personnel (not including regional vice presidents or regional sales people) assigned to a “cluster” of skilled nursing, independent or assisted living and dementia care facilities which includes the Leased Property of such Facility); (2) departmental expenses incurred at departments within the Leased Property of such Facility; administrative and general expenses; the cost of marketing incurred by the Leased Property of such Facility; advertising and business promotion incurred by the Leased Property of such Facility; heat, light, and power; and computer line charges; (3) the cost of all inventories (as such term is customarily used and defined in its most broad and inclusive sense including, but not limited to, all inventories of food, beverages and other comestibles held by Lessee for sale or use at or from the Leased Property of such Facility, and soap, cleaning supplies, paper supplies, operating supplies, china, glassware, silver, linen, uniforms, building and maintenance supplies, spare parts and attic stock, medical supplies, drugs and all other such goods, wares and merchandise held by Lessee for sale to or for consumption by residents or patients of the Leased Property of such Facility and all such other goods returned to or repossessed by Lessee) and all items of personal property, as defined under the Model Uniform Commercial Code, consumed in the operation of the Leased Property of such Facility; (4) a reasonable reserve for uncollectible accounts receivable as determined by Lessee; (5) all costs and fees of independent professionals or other third parties who are retained by Lessee to perform services required or permitted under this Lease; (6) all costs and fees of technical consultants and operational experts who are retained or employed by Lessee for specialized services (including, without limitation, quality assurance inspectors) and the cost of attendance by employees of the Leased Property of such Facility at training and manpower development programs sponsored by Lessee; (7) Additional Charges as referenced in Section 3.2 of this Lease; (8) Capital Project Costs and payments made into the Replacement Reserve pursuant to Section 9.5 of this Lease; and (9) management fees paid to any approved manager and such other costs and expenses incurred by an approved manager as are specifically provided for under any approved management agreement or are otherwise reasonably necessary for the proper and efficient operating of the Leased Property of such Facility; provided, however, that the term “Property Expenses” shall not include (A) debt service payments pursuant to any Facility Mortgage of such Facility, (B) payments pursuant to equipment leases or other forms of financing obtained for the Lessee’s Personal Property, (C) rental payments pursuant to any ground lease of the Land of such Facility, (D) any indebtedness of Lessee, or (E) any employee claim which is not covered by insurance and where the basis of such employee claim is conduct by Lessee or its manager which is (i) a substantial violation of the standards of responsible labor relations as generally practiced by prudent owners or operators of similar retirement community operations in the state in which such Facility is situated, and (ii) not the isolated act of individual employees, but rather is a direct result of corporate policies of Lessee or any manager. Revenues from the Oak Park Facility shall not be used by Lessee to pay the amounts not constituting Property Expenses under clauses (B), (C), (D) or (E) above. Notwithstanding the foregoing definition of “Property Expenses,” the financial and other informational reports and statements to be provided pursuant to this Lease may be provided by Lessee consistent with Lessee’s standard information reporting practices, provided that any omitted or varying item under such practices is identified and separately scheduled as adjustments if necessary to determine any financial or economic amount relevant to determining Pre-Adjusted Allocated Minimum Rent for the Oak Park Facility hereunder or if otherwise requested in writing by Lessor.

Schedule 35.5
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(d)    “Total Facility Revenue” means, with respect to the Oak Park Facility, for the applicable period of time, but without duplication, all gross revenues and receipts of every kind derived by or for the benefit of Lessee, or its Affiliates from operating or causing the operation of the Leased Property of such Facility and all parts thereof, including, but not limited to: income from both cash and credit transactions (after reasonable deductions for bad debts and discounts for prompt or cash payments and refunds) from rental or subleasing of every kind; entrance fees, fees for health care and personal care services, license, lease and concession fees and rentals, off premises catering, if any, and parking (not including gross receipts of licensees, lessees and concessionaires); income from vending machines; health club membership fees; food and beverage sales; wholesale and retail sales of merchandise (other than proceeds from the sale of furnishings, fixtures and equipment no longer necessary to the operation of such Facility) and service charges, to the extent not distributed to employees at such Facility as gratuities; provided, however, that Total Facility Revenue shall not include the following: gratuities to employees of such Facility; federal, state or municipal excise, sales, occupancy, use or similar taxes collected directly from residents or included as part of the sales price of any goods or services; insurance proceeds; any proceeds from any sale of the Leased Property of such Facility or from the refinancing of any debt encumbering the Leased Property of such Facility; and proceeds from the disposition of furnishings, fixture and equipment no longer necessary for the operation of such Facility.

Schedule 35.5
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

SCHEDULE 36.4
(Superior Leases)

Land Leases
Property	Lessee	Lessor	Lessor Contact	Dated
Brookdale River Valley Tualatin	HCP SH River Valley Landing, LLC	Legacy Health, an Oregon nonprofit corporation	1919 NW Lovejoy Street Portland, Oregon 97204 Attention: Cam Groner	Amended and Restated Ground Lease dated August 1, 2004 (as the same may have been amended and assigned)
Brookdale Sellwood	HCP SH Sellwood Landing, LLC	Clyde V. Brummell, Trustee for the Clyde V. Brummel Revocable Living Trust	E. Margaret Brummell 1666 SE Clatsop Street Portland, Oregon 97202	First Amended and Restated Ground Lease Agreement dated July 13, 2004 (as the same may have been amended and assigned)

Schedule 36.4

(ENTRANCE FEE FACILITIES)

ADDENDUM TO AMENDED AND RESTATED MASTER LEASE AND
SECURITY AGREEMENT DATED NOVEMBER 1, 2017
BETWEEN
HCP – AM/COLORADO, LLC, HCP – AM/ILLINOIS, LLC, HCP – AM/TENNESSEE, LLC, HCP BROFIN PROPERTIES, LLC, HCP CY-FAIR, LLC, HCP EDEN2 A PACK, LLC, HCP EDEN2 B PACK, LLC, HCP EMFIN PROPERTIES, LLC, HCP EMOH, LLC, HCP FRIENDSWOOD, LLC, HCP HB2 SAKONNET BAY MANOR, LLC, HCP HB2 SOUTH BAY MANOR, LLC, HCP JACKSONVILLE, LLC, HCP MA2 MASSACHUSETTS LP, HCP MA3 CALIFORNIA, LP, HCP MA3 WASHINGTON, LP, HCP PARTNERS, LP, HCP PORT ORANGE, LLC, HCP SENIOR HOUSING PROPERTIES TRUST, HCP SH ELP1 PROPERTIES, LLC, HCP SH ELP2 PROPERTIES, LLC, HCP SH ELP3 PROPERTIES, LLC, HCP SH MOUNTAIN LAUREL, LLC, HCP SH RIVER VALLEY LANDING, LLC, HCP SH SELLWOOD LANDING, LLC, HCP SPRINGTREE, LLC, HCP ST. AUGUSTINE, LLC, HCP WEKIWA SPRINGS, LLC, HCP, INC., HCPI TRUST, TEXAS HCP HOLDING, L.P. AND WESTMINSTER HCP, LLC, (COLLECTIVELY, AS THEIR INTERESTS MAY APPEAR, “LESSOR”)
AND
ARC CARRIAGE CLUB OF JACKSONVILLE, INC., ARC GREENWOOD VILLAGE, INC., ARC HOLLEY COURT, LLC, ARC SANTA CATALINA INC., BLC CHANCELLOR-LODI LH, LLC, BLC CHANCELLOR-MURRIETA LH, LLC, EMERITUS CORPORATION, FORT AUSTIN LIMITED PARTNERSHIP, HBP LEASECO, L.L.C., HOMEWOOD AT BROOKMONT TERRACE, LLC, LH ASSISTED LIVING, LLC, PARK PLACE INVESTMENTS, LLC, SENIOR LIFESTYLE SAKONNET BAY LIMITED PARTNERSHIP, SOUTH BAY MANOR, L.L.C., SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., SUMMERVILLE AT HILLSBOROUGH, L.L.C., SUMMERVILLE AT PORT ORANGE, INC., SUMMERVILLE AT PRINCE WILLIAM, INC., SUMMERVILLE AT ST. AUGUSTINE, LLC, SUMMERVILLE AT STAFFORD, L.L.C., SUMMERVILLE AT VOORHEES, L.L.C., SUMMERVILLE AT WEKIWA SPRINGS, LLC AND SUMMERVILLE AT WESTMINSTER, INC. (COLLECTIVELY, JOINTLY AND SEVERALLY, “LESSEE”)

48.1    Interpretation. The provisions of this Addendum shall be included in and form a part of the Lease and shall supersede and override any other provision in the Lease to the extent the same are inconsistent.

Addendum

48.2    Additional Defined Terms and Modifications to Defined Terms. For all purposes of the Lease, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Section 48.2 shall have the meanings assigned to them in this Section 48.2 and include the plural as well as the singular:
Current Entrance Fee Facility: The Facility located in McMinnville, Oregon, commonly known as Hillside.
Entrance Fee Agreements: Any agreement entered into by Lessee (or its predecessor), on the one hand, and an Entrance Fee Resident, on the other hand, relating to the provision of any continuing life care services or benefits or the payment of any Entrance Fees. Notwithstanding the foregoing, “Entrance Fee Agreements” shall not include any Non-Entrance Fee Occupancy Arrangements.
Entrance Fee Facility: Any Current Entrance Fee Facility or Prior Entrance Fee Facility.
Entrance Fee Facility Liabilities: At any point in time with respect to any Entrance Fee Facility, the total aggregate Entrance Fee Liabilities related to such Entrance Fee Facility and the Entrance Fee Residents thereof.
Entrance Fee Liabilities: At any point in time with respect to any Entrance Fee Resident, the aggregate liabilities owing to such Entrance Fee Resident under the applicable Entrance Fee Agreement with such Entrance Fee Resident, including the obligations to (a) refund any portion of Entrance Fees paid by such Entrance Fee Resident, (b) make available free or discounted resident services, care or health benefit days, or provide continuing life care services or benefits to such Entrance Fee Resident, all as determined in accordance with GAAP.
Entrance Fee Facility Liabilities Certificate: An Officer’s Certificate (a) setting forth the Entrance Fee Facility Liabilities for each Entrance Fee Facility as of any relevant period of time or date, together with all back-up material used in connection with calculating such Entrance Fee Liabilities, and (b) certifying that such Entrance Fee Facility Liabilities are true, accurate and correct as of such point in time and were prepared in accordance with GAAP (i.e., GAAP in effect as of the date of the Lease).
Entrance Fee Resident: Any resident, tenant or occupant that is entitled to occupy any unit at any Entrance Fee Facility pursuant to an Entrance Fee Agreement, but specifically excluding a Non-Entrance Fee Occupant under a Non-Entrance Fee Occupancy Agreement. For purposes of this Addendum, to the extent there is more than one individual living in a single unit pursuant to a single Entrance Fee Agreement, then such individuals shall be considered a single “Entrance Fee Resident” hereunder.
Entrance Fees: Any so-called “upfront entrance fees,” deposits or other payments to Lessee (or its predecessor in interest) by any Entrance Fee Resident made (a) to assure such Entrance Fee Resident a place in an Entrance Fee Facility, and/or (b) in exchange for any form (whether limited or otherwise) of long-term life care benefits or services; provided, however that “Entrance Fees” shall not include (i) any monthly service fees paid by Entrance Fee Residents to Lessee in exchange for monthly services, (ii) any waiting list deposits or similar deposits made

Addendum

by prospective Entrance Fee Residents who have not yet entered into any Entrance Fee Agreements, or (iii) any rental or service fees in connection with a Non-Entrance Fee Occupancy Arrangement.
Non-Entrance Fee Occupancy Arrangements: Any non-commercial Occupancy Arrangement that does not constitute an Entrance Fee Agreement, including, for example, a residency license or lease agreement to occupy a residential unit at an Entrance Fee Facility on a month-to-month or other limited-term basis and where such Non-Entrance Fee Occupant pays monthly rent and charges, but does not pay an Entrance Fee and is not entitled to life care services or benefits.
Non-Entrance Fee Occupant: Any Occupant under a Non-Entrance Fee Occupancy Arrangement.
Prior Entrance Fee Facility: The Facility located in Bridgeport, West Virginia, commonly known as Maplewood.
Terminated Entrance Fee Facility: Any Entrance Fee Facility for which the Lease or any New Lease or New Master Lease has expired or has otherwise earlier terminated (including following an Event of Default and the exercise by Lessor of any of its remedies provided for in Article XVI or otherwise provided by law).
48.3    Entrance Fee Agreements. So long as no Event of Default has occurred under the Lease, Lessee may, in its commercially prudent judgment enter into Entrance Fee Agreements with respect to the Current Entrance Fee Facility; provided, however, that: (a) Lessee shall enter into any Entrance Fee Agreements solely for Lessee’s own account and not for the account of Lessor; (b) Lessee shall continue to comply with, and shall remain directly and primarily liable to Lessor under, the Lease; (c) in no event shall Lessor’s rights or Lessee’s obligations under the Lease be discharged or diminished in any way; and (d) no Entrance Fee Agreement shall at any time create any obligation of Lessor to any party to an Entrance Fee Agreement.
48.4    Entrance Fee Liabilities.
48.4.1    The Entrance Fee Facility Liabilities for each Entrance Fee Facility shall not exceed the applicable maximum amount set forth on Appendix A attached hereto and made a part hereof.
48.4.2    Within twenty (20) days following request by Lessor, in addition to the statements required pursuant to Section 25.1 of the Lease, Lessee shall deliver to Lessor an Entrance Fee Facility Liabilities Certificate.
48.4.3    At any time, at Lessor’s option exercised (a) not more often than one time per fiscal quarter and/or (b) upon the expiration or earlier termination of the Lease with respect to any Terminated Entrance Fee Facility, Lessor shall have the right, at Lessor’s expense, to conduct a review and/or audit of Entrance Fee Facility Liabilities with respect to any applicable Entrance Fee Facility, and Lessee agrees to reasonably cooperate and make available at Lessee’s offices such of its officers, employees and/or consultants as may be reasonably required by Lessor for purposes of reviewing and/or auditing such Entrance Fee Facility Liabilities.

Addendum

48.4.4    Notwithstanding anything herein to the contrary, during the entire Term all Entrance Fee Facility Liabilities shall be solely the liabilities and obligations of Lessee, and not the liabilities and obligations of Lessor.
48.5    Indemnity. The following shall be inserted as clause “vii” of Section 23.1 of the Lease and shall be included in the definition of “Indemnified Liabilities”:
“(vii) any Entrance Fee Liabilities”.
[Signature pages follow]

Addendum

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of this 1st day of November, 2017.
LESSEE:

Witness: /s/ Meredith L. Foster	EMERITUS CORPORATION, a Washington corporation
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	LH ASSISTED LIVING, LLC, a Delaware limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Addendum - 1

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner_________________________ Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner_________________________ Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner__________________________ Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner_________________________ Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Addendum - 2

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership
By: SUMMERVILLE AT CY-FAIR, LLC a Delaware limited liability company, its General Partner
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership
By: SUMMERVILLE AT FRIENDSWOOD, LLC, a Delaware limited liability company, its General Partner
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Addendum - 3

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT ST. AUGUSTINE, LLC, a Delaware limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SUMMERVILLE AT WEKIWA SPRINGS LLC, a Delaware limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	BLC CHANCELLOR-LODI LH, LLC, a Delaware limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	BLC CHANCELLOR-MURRIETA LH, LLC, a Delaware limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Addendum - 4

Witness: /s/ Meredith L. Foster	HBP LEASECO, L.L.C., a Delaware limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	ARC CARRIAGE CLUB OF JACKSONVILLE, INC., a Tennessee corporation
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	ARC SANTA CATALINA INC., a Tennessee corporation
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Addendum - 5

Witness: /s/ Meredith L. Foster	PARK PLACE INVESTMENTS, LLC, a Kentucky limited liability company
Witness: /s/ Jessica VanDerNoord
By: Fort Austin Limited Partnership, a Texas limited liability partnership, its sole/managing member
By: ARC Fort Austin Properties, LLC, a Tennessee limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness: /s/ Meredith L. Foster	FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership
Witness: /s/ Jessica VanDerNoord	By: ARC Fort Austin Properties, LLC, a Tennessee limited liability company, its general partner By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Meredith L. Foster	ARC GREENWOOD VILLAGE, INC., a Tennessee corporation
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Addendum - 6

Witness: /s/ Meredith L. Foster	ARC HOLLEY COURT, LLC, a Tennessee limited liability company
Witness: /s/ Jessica VanDerNoord	By: ARC Holley Court Management, Inc., a Tennessee corporation, its Managing Member By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	HOMEWOOD AT BROOKMONT TERRACE, LLC, a Tennessee limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner __________________________ Name: H. Todd Kaestner Title: Executive Vice President

Witness: /s/ Meredith L. Foster	SENIOR LIFESTYLE SAKONNET BAY LIMITED PARTNERSHIP, a Delaware limited partnership
Witness: /s/ Jessica VanDerNoord	By: SLC Sakonnet Bay, Inc., a Delaware corporation, its general partner By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Addendum - 7

Witness: /s/ Meredith L. Foster	SOUTH BAY MANOR, L.L.C., a Delaware limited liability company
Witness: /s/ Jessica VanDerNoord	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Signature Page to Addendum - 8

LESSOR:

Witness: /s/ George LaPaglia George La Paglia	HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: HCP MA2 GP Holding, LLC, a Delaware limited liability company, its general partner
By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

Witness: /s/ George LaPaglia George La Paglia	HCP MA3 CALIFORNIA, LP, and HCP MA3 WASHINGTON, LP, each a Delaware limited partnership
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner
By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

Witness: /s/ George LaPaglia George La Paglia	TEXAS HCP HOLDING, L.P., a Delaware limited partnership
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: Texas HCP G.P., Inc., a Delaware corporation, its sole general partner
By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

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Signature Page to Addendum - 9

Witness: /s/ George LaPaglia George La Paglia	HCP PARTNERS, LP, a Delaware limited partnership
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: HCP MOB, Inc., a Delaware corporation, its general partner
By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

Witness: /s/ George LaPaglia George La Paglia	HCP SENIOR HOUSING PROPERTIES TRUST, a Delaware statutory trust
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: HCP Senior Housing Properties, LLC, a Delaware limited liability company, its managing trustee
By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

Witness: /s/ George LaPaglia George La Paglia	HCP, INC., a Maryland corporation
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

Witness: /s/ George LaPaglia George La Paglia	HCPI TRUST, a Maryland real estate investment trust
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

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Signature Page to Addendum - 10

Witness: /s/ George LaPaglia George LaPaglia	WESTMINSTER HCP, LLC, a Delaware limited liability company
Witness: /s/ Natasha K. Valle Natasha K. Valle	By: HCPI/TENNESSEE, LLC, a Delaware limited liability company, its sole member
By: HCP, INC., a Maryland corporation, its managing member

By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
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Signature Page to Addendum - 11

Witness: /s/ George LaPaglia George LaPaglia Witness: /s/ Natasha K. Valle Natasha K. Valle
HCP SH ELP1 PROPERTIES, LLC,
HCP SH ELP2 PROPERTIES, LLC,
HCP SH ELP3 PROPERTIES, LLC,
HCP EMOH, LLC,
HCP SH MOUNTAIN LAUREL, LLC,
HCP SH RIVER VALLEY LANDING, LLC,
HCP SH SELLWOOD LANDING, LLC,
HCP SPRINGTREE, LLC,
HCP PORT ORANGE, LLC,
HCP ST. AUGUSTINE, LLC,
HCP WEKIWA SPRINGS, LLC,
HCP CY-FAIR, LLC,
HCP FRIENDSWOOD, LLC,
HCP EMFIN PROPERTIES, LLC,
HCP EDEN2 A PACK, LLC,
HCP EDEN2 B PACK, LLC,
HCP JACKSONVILLE, LLC,
HCP BROFIN PROPERTIES, LLC,
HCP – AM/COLORADO, LLC,
HCP – AM/ILLINOIS, LLC,
HCP – AM/TENNESSEE, LLC,
HCP HB2 SOUTH BAY MANOR, LLC, and
HCP HB2 SAKONNET BAY MANOR, LLC,
each a Delaware limited liability company

By: /s/ Kendall K. Young
Name: Kendall K. Young
       Title: Sr. Managing Director

Signature Page to Addendum - 12

ADDENDUM – APPENDIX A
MAXIMUM ENTRANCE FEE FACILITY LIABILITIES

Entrance Fee Facility	Maximum Entrance Fee Facility Liabilities
Hillside
$15,325,796, which amount shall automatically be
 increased upon the expiration of each Lease Year
during the Term (from and after the expiration of
the first (1st) Lease Year) by a percentage equal
to the CPI Increase

Maplewood	$996,110